UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05624

Morgan Stanley Institutional Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	December 31, 2017

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Active International Allocation Portfolio

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	16
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	35
Federal Tax Notice	36
Privacy Notice	37
Director and Officer Information	40

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Active International Allocation Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Expense Example (unaudited)

Active International Allocation Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Active International Allocation Portfolio Class I	$1,000.00	$1,094.90	$1,020.77	$4.65	$4.48	0.88%
Active International Allocation Portfolio Class A	1,000.00	1,092.20	1,019.00	6.49	6.26	1.23
Active International Allocation Portfolio Class L	1,000.00	1,090.30	1,016.48	9.11	8.79	1.73
Active International Allocation Portfolio Class C	1,000.00	1,088.10	1,020.27	5.16	4.99	1.98

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

Active International Allocation Portfolio

The Fund seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the Fund's "Adviser," Morgan Stanley Investment Management Inc., and/or the Sub-Adviser, Morgan Stanley Investment Management Company ("MSIM Company"), in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 24.76%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI All Country World ex USA Index (the "Index"), which returned 27.19%, and the Active International Allocation Blend Index, which returned 27.19%. The Active International Allocation Blend Index reflects the performance of the MSCI EAFE Index from inception through December 31, 2016 and the MSCI All Country World ex USA Index for periods thereafter.

Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  The positive return in December 2017 for global equities brought to an end one of the best years for equity performance in the last decade. The MSCI All Country World ex USA Index rose +27% in 2017. Regional returns for the year were: emerging markets +37%, euro area +28%, Pacific ex Japan +26%, Japan +24%, the U.K. +22% and the U.S. +21% (as measured by the respective MSCI regional and country indexes). The Index's 2017 sector returns were: information technology +51%, materials +31%, industrials +29%, consumer discretionary +28%, financials and real estate +26%, consumer staples +24%, health care and utilities +18%, energy +16% and telecommunications +15%.

•  For 2017, the Fund gained +24.76% versus the benchmark Index return of +27.19%. The overweight to industrials (the largest sector position) and below-benchmark allocations to utilities, Brazil and Canada were positive for performance. The above-benchmark position in euro Europe contributed for most of 2017 but was a significant detractor in the fourth quarter. The overweight in consumer discretionary and underweights to materials, Korea and China were negative for portfolio performance.

•  The Fund utilizes stock index futures as an additional vehicle to implement the portfolio manager's macro investment decisions. For 2017, macro investment decisions made with the use of stock index futures resulted in a realized gain for the Fund. The Fund used currency forward contracts to hedge some local currency exposure, which resulted in a loss for the Fund in the reporting period.

Management Strategies

•  We started 2017 with the expectation that non-U.S. equities looked attractive versus U.S. equities, a trend we expect to continue even after a very solid year for international markets. Global growth is broadening out across both developed and emerging countries, while monetary policies and valuations in most non-U.S. markets remain more favorable than in the U.S.

•  For the U.S., the recent passage of tax reform is likely to be an incremental positive for an economy that is already relatively strong. What's new is that the other large developed countries, and most emerging market countries, have gained economic strength and momentum in 2017 and now stand to benefit from this further boost from the U.S. (We expect U.S. twin deficits to widen as a result of this reform.) These countries are also earlier in their economic cycles, and their earnings growth is improving off a lower base while their valuations are more attractive.

•  An additional important point to make is that, historically, widening twin deficits tend to lead to dollar weakness. While the U.S. dollar (USD) sold off in 2017, by our measures the USD is still expensive relative to the rest of the major currencies in the world on a purchasing power parity/real effective exchange rate basis, and therefore we expect it to continue weakening in 2018. This of course (as was the case last year) would be a tailwind for non-U.S. economic growth as well as USD-based equity returns in 2018.

•  For 2018, our general thoughts on the global equity environment are that while global economic growth

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Active International Allocation Portfolio

is robust and synchronized and the earnings backdrop is favorable, there are several signs that investor complacency levels are elevated. Certainly the benign inflation environment and very low levels of volatility enjoyed by global markets over the last two years have done nothing but exacerbate this trend. We are also entering the tenth year of global expansion, and the easy money era of the last decade is being ushered out as the post-global financial crisis slack fades and levels of unemployment are hitting a 40-year low in most large economies (save parts of Europe).

•  The European economy continues to show signs of being in good health. PMIs (purchasing managers indexes) are continuing to hit cycle highs in several countries, while private sector lending continues to accelerate. We still expect to see the pace of growth moderate, especially as comparisons get harder in the next several months, but still see the economy as being well-supported by a recovering consumer and pent-up investment spending.

•  As European economic growth looks well-supported, the outlook for earnings should also look better. Our indicators show that while European earnings-per-share (EPS) revisions have slid in the last six months relative to the rest of the world (explaining the moderation of recent equity performance), they are now hitting a relative level that has correlated well with a re-acceleration. While that is the case for earnings, we should also point out that our valuation indicators show that Europe is the only region to have gotten cheaper in the last six months, while all the other developed and emerging regions have seen sizeable multiple expansion. All of the above should bode well for future returns, and we remain overweight the region.

•  The portfolio is overweight emerging markets for a number of reasons. Emerging markets usually do well in strong global growth environments, emerging markets currencies are generally inexpensive and could offer additional upside for USD-based investors, and valuations are relatively cheap and supported by broadening EPS growth. The portfolio is above-benchmark weight in India, Poland, Indonesia and the Philippines.

•  Japanese equities were rewarded in the fourth quarter following Prime Minister Abe's re-election; however, the composition of returns may actually show that it is the global growth story that is driving Japanese markets more than anything domestic happening at the margin. The portfolio is underweight in Japan.

•  Overall, we believe that we are in an environment where there will be increasing divergence between a country's macro conditions and monetary and fiscal policies. In short, 2017 was a great year for markets, but it also marks the progression into what we see as a later-cycle economic and equity market environment. We are by no means saying that complacency or expectations have gotten to a level where a serious drawdown is imminent. On the contrary, our work shows that in these types of environments, equity return opportunities tend to be robust but also often come with rising levels of volatility.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A , L and C shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Active International Allocation Portfolio

Performance Compared to the MSCI All Country World ex USA Index(1), the Active International Allocation Blend Index(2),the MSCI EAFE Index(3) and the Lipper International Multi-Cap Growth Funds Index(4)

	Period Ended December 31, 2017 Total Returns(5)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(6)	24.76%	6.74%	1.58%	6.06%
Fund — Class A Shares w/o sales charges(7)	24.29	6.36	1.28	5.35
Fund — Class A Shares with maximum 5.25% sales charges(7)	17.77	5.21	0.73	5.09
Fund — Class L Shares w/o sales charges(8)	23.80	5.82	—	8.55
Fund — Class C Shares w/o sales charges(9)	23.42	—	—	2.84
Fund — Class C Shares with maximum 1.00% deferred sales charges(9)	22.42	—	—	2.84
MSCI AC World ex USA Index	27.19	6.80	1.84	6.13
Active International Allocation Blend Index	27.19	8.27	2.12	5.93
MSCI EAFE Index	25.03	7.90	1.94	5.86
Lipper International Multi-Cap Growth Funds Index	28.88	7.59	2.71	N/A

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World ex USA Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Active International Allocation Blend Index is performance linked benchmark of the old and new benchmark of the Fund, the old benchmark represented by MSCI EAFE Index from the Fund's inception to 12/31/16 and the new benchmark represented by MSCI AC World Ex USA Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the United States & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. Effective January 1, 2017, the Fund's primary benchmark changed to MSCI AC World Index Ex USA Index.

(4)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper International Multi-Cap Growth Funds classification.

(5)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(6)  Commenced operations on January 17, 1992.

(7)  Commenced offering on January 2, 1996.

(8)  Commenced offering on June 14, 2012.

(9)  Commenced offering on April 30, 2015.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments

Active International Allocation Portfolio

	Shares	Value (000)
Common Stocks (86.4%)
Australia (1.1%)
AGL Energy Ltd.	2,064	$39
Amcor Ltd.	5,429	65
AMP Ltd.	11,119	45
Aristocrat Leisure Ltd.	1,836	34
ASX Ltd.	611	26
Aurizon Holdings Ltd.	6,173	24
AusNet Services	5,457	8
Australia & New Zealand Banking Group Ltd.	2,760	62
Bank of Queensland Ltd.	302	3
Bendigo & Adelaide Bank Ltd.	313	3
Brambles Ltd.	5,836	46
Caltex Australia Ltd.	680	18
Challenger Ltd.	1,774	19
CIMIC Group Ltd.	633	25
Coca-Cola Amatil Ltd.	3,776	25
Cochlear Ltd.	238	32
Commonwealth Bank of Australia	1,186	74
Computershare Ltd.	1,508	19
Crown Resorts Ltd.	2,779	28
CSL Ltd.	2,515	277
Dexus REIT	2,842	22
Domino's Pizza Enterprises Ltd. (a)	268	10
Flight Centre Travel Group Ltd. (a)	249	9
Goodman Group REIT	6,948	46
GPT Group (The) REIT	5,224	21
Harvey Norman Holdings Ltd. (a)	3,438	11
Healthscope Ltd.	7,354	12
Incitec Pivot Ltd.	9,244	28
Insurance Australia Group Ltd.	9,895	56
James Hardie Industries PLC CDI	1,871	33
Lend Lease Group REIT	2,064	26
Macquarie Group Ltd.	1,407	109
Medibank Pvt Ltd.	10,101	26
Mirvac Group REIT	11,018	20
National Australia Bank Ltd.	2,169	50
Oil Search Ltd.	3,448	21
Orica Ltd.	1,585	22
Origin Energy Ltd. (b)	4,439	33
Platinum Asset Management Ltd. (a)	940	6
Qantas Airways Ltd.	1,569	6
QBE Insurance Group Ltd.	5,593	46
Ramsay Health Care Ltd.	472	26
REA Group Ltd.	161	10
Santos Ltd. (b)	4,036	17
Scentre Group REIT	26,053	85
Seek Ltd.	982	14
Sonic Healthcare Ltd.	2,452	44
South32 Ltd. (a)	23,231	63
Stockland REIT	23,101	81
Suncorp Group Ltd.	5,506	59
Sydney Airport	3,288	18
	Shares	Value (000)
Tabcorp Holdings Ltd.	5,866	$25
Telstra Corp., Ltd.	14,793	42
TPG Telecom Ltd. (a)	995	5
Transurban Group	4,810	47
Treasury Wine Estates Ltd.	2,250	28
Vicinity Centres REIT	9,858	21
Wesfarmers Ltd.	3,886	135
Westfield Corp. REIT	9,176	68
Westpac Banking Corp.	2,099	51
Woodside Petroleum Ltd.	1,942	50
Woolworths Group Ltd.	4,950	105
		2,479
Austria (0.3%)
Andritz AG	1,291	73
Erste Group Bank AG (b)	11,504	496
Raiffeisen Bank International AG (b)	1,805	65
		634
Belgium (1.2%)
Ageas	1,051	51
Anheuser-Busch InBev N.V.	14,587	1,627
Groupe Bruxelles Lambert SA	2,680	289
KBC Group N.V.	3,359	286
Telenet Group Holding N.V. (b)	1,131	79
UCB SA	2,808	223
Umicore SA	2,266	107
		2,662
Brazil (0.7%)
Banco Bradesco SA (Preference)	35,400	363
Banco Santander Brasil SA (Units) (c)	22,600	220
BRF SA	11,400	128
Cia Energetica de Minas Gerais (Preference)	1	—	@
Itau Unibanco Holding SA (Preference)	28,259	366
Lojas Renner SA	17,800	190
Petroleo Brasileiro SA (b)	32,500	167
Raia Drogasil SA	7,400	204
		1,638
Chile (0.3%)
Banco de Chile	1,018,097	163
Banco de Credito e Inversiones	2,335	161
Banco Santander Chile	1,971,734	154
Itau CorpBanca	15,688,824	143
		621
China (4.9%)
58.com, Inc. ADR (a)(b)	400	29
AAC Technologies Holdings, Inc. (d)	3,500	62
Alibaba Group Holding Ltd. ADR (a)(b)	20,900	3,604
Baidu, Inc. ADR (b)	5,000	1,171
Brilliance China Automotive Holdings Ltd. (d)	16,000	43
China Literature Ltd. (b)(d)(e)	53	1
China Mengniu Dairy Co., Ltd. (b)(d)	24,000	71
CSPC Pharmaceutical Group Ltd. (d)	46,000	93

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
China (cont'd)
Ctrip.com International Ltd. ADR (b)	2,200	$97
Geely Automobile Holdings Ltd. (d)	27,000	93
Hengan International Group Co., Ltd. (d)	6,500	72
JD.com, Inc. ADR (b)	10,200	422
Lenovo Group Ltd. (a)(d)	82,000	46
NetEase, Inc. ADR	400	138
New Oriental Education & Technology Group, Inc. ADR	800	75
Shenzhou International Group Holdings Ltd. (d)	4,000	38
SINA Corp. (b)	400	40
Sinopharm Group Co., Ltd. H Shares (d)	12,800	55
Sunny Optical Technology Group Co., Ltd. (d)	3,000	38
TAL Education Group ADR	1,600	48
Tencent Holdings Ltd. (d)	92,900	4,802
Yum China Holdings, Inc.	2,200	88
YY, Inc. ADR (b)	300	34
		11,160
Czech Republic (1.3%)
CEZ AS	52,540	1,225
Komercni Banka AS	24,747	1,062
Moneta Money Bank AS (e)	131,874	510
O2 Czech Republic AS	20,158	262
		3,059
Denmark (2.3%)
AP Moller - Maersk A/S Series A	97	162
AP Moller - Maersk A/S Series B	431	751
Danske Bank A/S	11,418	444
DSV A/S	12,372	974
ISS A/S	8,889	343
Novo Nordisk A/S Series B	44,123	2,371
Novozymes A/S Series B	3,185	182
Vestas Wind Systems A/S	1,348	92
		5,319
Egypt (0.7%)
Commercial International Bank Egypt SAE	306,818	1,341
Global Telecom Holding SAE (b)	774,919	322
		1,663
Finland (1.1%)
Kone Oyj, Class B	5,582	300
Metso Oyj	2,675	91
Neste Oyj	3,145	201
Nokia Oyj	110,241	515
Orion Oyj, Class B	2,195	82
Sampo Oyj, Class A	7,025	386
Stora Enso Oyj, Class R	17,162	272
UPM-Kymmene Oyj	14,785	459
Wartsila Oyj Abp	4,482	282
		2,588
France (9.9%)
Accor SA	4,602	237
Aeroports de Paris (ADP)	999	190
	Shares	Value (000)
Air Liquide SA	4,946	$622
Airbus SE	6,995	695
Atos SE	1,887	275
AXA SA	28,494	844
BNP Paribas SA	16,155	1,205
Bureau Veritas SA	10,098	276
Capgemini SE	4,960	587
Carrefour SA	7,927	172
Casino Guichard Perrachon SA	932	56
Cie de Saint-Gobain	9,069	499
Cie Generale des Etablissements Michelin	3,015	432
CNP Assurances	1,932	45
Credit Agricole SA	28,225	466
Danone SA	14,141	1,186
Dassault Systemes SE	3,533	375
Edenred	8,954	259
Eiffage SA	298	33
Electricite de France SA	7,256	90
Engie SA	40,095	689
Essilor International Cie Generale d'Optique SA	2,232	308
Eurazeo SA	341	31
Eutelsat Communications SA	1,721	40
Fonciere Des Regions REIT	804	91
Gecina SA REIT	2,229	411
Getlink SE	5,557	71
Hermes International	230	123
ICADE REIT	802	79
Imerys SA	654	62
Kering	687	324
Klepierre SA REIT	3,077	135
L'Oreal SA	2,311	512
Legrand SA	3,229	248
LVMH Moet Hennessy Louis Vuitton SE	2,234	656
Natixis SA	6,801	54
Pernod Ricard SA	2,373	376
Peugeot SA	5,886	120
Publicis Groupe SA	2,045	139
Remy Cointreau SA	269	37
Renault SA	2,472	248
Safran SA	9,103	936
Sanofi	20,368	1,754
SES SA	4,287	67
Societe BIC SA	2,385	262
Societe Generale SA	16,124	831
Sodexo SA	855	115
STMicroelectronics N.V.	7,689	167
Suez	8,388	147
Thales SA	4,515	486
TOTAL SA	34,884	1,925
Unibail-Rodamco SE REIT	2,442	615
Valeo SA	7,504	559
Vinci SA	11,211	1,144
Vivendi SA	4,595	124
		22,430

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Germany (10.1%)
Adidas AG	3,347	$668
Allianz SE (Registered)	8,904	2,039
Axel Springer SE	377	29
BASF SE	14,918	1,637
Bayer AG (Registered)	20,450	2,544
Bayerische Motoren Werke AG	4,266	443
Bayerische Motoren Werke AG (Preference)	579	52
Beiersdorf AG	1,535	180
Brenntag AG	1,510	95
CECONOMY AG	5,638	85
Commerzbank AG (b)	34,097	512
Continental AG	2,374	641
Covestro AG (e)	996	102
Daimler AG (Registered)	12,470	1,059
Deutsche Bank AG (Registered)	21,127	401
Deutsche Boerse AG	4,013	465
Deutsche Post AG (Registered)	14,407	684
Deutsche Wohnen SE	6,540	285
E.ON SE	36,069	391
Fraport AG Frankfurt Airport Services Worldwide	453	50
Fresenius Medical Care AG & Co., KGaA	6,022	634
GEA Group AG	6,574	315
Hannover Rueck SE (Registered)	799	100
HeidelbergCement AG	3,654	396
Henkel AG & Co., KGaA	593	71
Henkel AG & Co., KGaA (Preference)	3,408	450
Hochtief AG	204	36
Infineon Technologies AG	16,921	462
Kabel Deutschland Holding AG	577	75
LANXESS AG	422	34
Linde AG	1,525	332
Merck KGaA	3,052	329
METRO AG	5,638	113
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Registered)	2,162	469
Porsche Automobil Holding SE (Preference)	1,949	163
ProSiebenSat.1 Media SE (Registered)	4,208	145
QIAGEN N.V. (b)	6,763	211
RTL Group SA (b)	1,147	92
RWE AG (b)	12,263	250
SAP SE	25,580	2,868
Siemens AG (Registered)	10,929	1,516
ThyssenKrupp AG	5,838	170
Uniper SE	3,610	113
United Internet AG (Registered)	10,658	733
Vonovia SE	8,829	437
Zalando SE (b)(e)	420	22
		22,898
Hong Kong (2.1%)
AIA Group Ltd.	122,800	1,047
Bank of East Asia Ltd. (The)	14,495	63
	Shares	Value (000)
BOC Hong Kong Holdings Ltd.	40,500	$205
CK Asset Holdings Ltd.	29,000	254
CK Infrastructure Holdings Ltd.	7,000	60
CLP Holdings Ltd.	19,000	194
First Pacific Co., Ltd.	8,000	5
Galaxy Entertainment Group Ltd.	25,000	200
Hang Lung Group Ltd.	3,000	11
Hang Lung Properties Ltd.	26,000	63
Hang Seng Bank Ltd.	8,200	203
Henderson Land Development Co., Ltd.	15,400	102
HK Electric Investments & HK Electric Investments Ltd. (a)(e)	29,500	27
Hong Kong & China Gas Co., Ltd.	89,430	175
Hong Kong Exchanges & Clearing Ltd.	12,986	397
Hongkong Land Holdings Ltd.	8,400	59
Hysan Development Co., Ltd.	7,000	37
I-CABLE Communications Ltd. (b)	19,285	1
Jardine Matheson Holdings Ltd.	700	43
Kerry Properties Ltd.	2,000	9
Li & Fung Ltd.	66,000	36
Link REIT	23,500	218
MGM China Holdings Ltd. (a)	3,200	10
MTR Corp., Ltd.	16,719	98
New World Development Co., Ltd.	65,163	98
NWS Holdings Ltd.	14,000	25
PCCW Ltd.	50,764	30
Power Assets Holdings Ltd.	14,500	122
Sands China Ltd.	26,000	134
Sino Land Co., Ltd.	36,765	65
SJM Holdings Ltd.	6,000	5
Sun Hung Kai Properties Ltd.	17,000	283
Swire Pacific Ltd., Class A	6,500	60
Swire Properties Ltd.	13,400	43
Techtronic Industries Co., Ltd.	15,000	98
WH Group Ltd. (e)	46,000	52
Wharf Holdings Ltd. (The)	16,000	55
Wharf Real Estate Investment Co., Ltd. (b)	16,000	107
Wheelock & Co., Ltd.	10,000	71
Yue Yuen Industrial Holdings Ltd.	8,500	33
		4,798
Hungary (0.1%)
OTP Bank PLC	7,656	316
India (1.1%)
Ashok Leyland Ltd.	96,514	180
Bharat Financial Inclusion Ltd. (b)	10,370	163
Bharat Petroleum Corp., Ltd.	16,923	137
HDFC Bank Ltd. ADR	1,500	152
Housing Development Finance Corp., Ltd.	22,691	607
ICICI Bank Ltd.	91,353	448
IndusInd Bank Ltd. (Foreign)	5,859	151
Marico Ltd.	26,354	133
Maruti Suzuki India Ltd.	1,229	187

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
India (cont'd)
Shree Cement Ltd.	419	$119
Yes Bank Ltd.	32,585	161
Zee Entertainment Enterprises Ltd.	15,713	143
		2,581
Indonesia (2.7%)
Adaro Energy Tbk PT	764,700	104
Astra International Tbk PT	1,008,100	616
Bank Central Asia Tbk PT	620,500	1,000
Bank Mandiri Persero Tbk PT	947,000	558
Bank Negara Indonesia Persero Tbk PT	416,800	304
Bank Rakyat Indonesia Persero Tbk PT	2,792,000	747
Charoen Pokphand Indonesia Tbk PT	406,700	90
Gudang Garam Tbk PT	26,500	164
Hanjaya Mandala Sampoerna Tbk PT	491,700	171
Indocement Tunggal Prakarsa Tbk PT	89,000	144
Indofood Sukses Makmur Tbk PT	247,000	139
Kalbe Farma Tbk PT	1,161,400	145
Lippo Karawaci Tbk PT	1,281,000	46
Matahari Department Store Tbk PT	138,300	102
Perusahaan Gas Negara Persero Tbk	585,800	75
Semen Indonesia Persero Tbk PT	168,500	123
Summarecon Agung Tbk PT	642,700	45
Surya Citra Media Tbk PT	367,000	67
Telekomunikasi Indonesia Persero Tbk PT	2,542,800	828
Unilever Indonesia Tbk PT	80,300	331
United Tractors Tbk PT	90,400	236
		6,035
Ireland (0.8%)
Bank of Ireland Group PLC (b)	14,045	120
CRH PLC	27,786	1,000
Kerry Group PLC, Class A	2,429	272
Ryanair Holdings PLC ADR (b)	4,877	508
		1,900
Japan (15.0%)
AEON Financial Service Co., Ltd.	1,300	30
Aeon Mall Co., Ltd.	600	12
Aisin Seiki Co., Ltd.	100	6
Amada Holdings Co., Ltd.	3,600	49
ANA Holdings, Inc.	5,000	209
Aozora Bank Ltd.	100	4
Asahi Glass Co., Ltd.	1,660	72
Asahi Group Holdings Ltd.	5,100	253
Asahi Kasei Corp.	12,000	155
Asics Corp.	2,100	33
Astellas Pharma, Inc.	21,700	276
Bandai Namco Holdings, Inc.	4,100	134
Bank of Kyoto Ltd. (The)	1,000	52
Benesse Holdings, Inc.	454	16
Bridgestone Corp.	8,200	381
Brother Industries Ltd.	4,800	118
Canon, Inc.	11,104	413
	Shares	Value (000)
Central Japan Railway Co.	2,192	$392
Chiba Bank Ltd. (The)	8,000	67
Chugai Pharmaceutical Co., Ltd.	2,000	102
Concordia Financial Group Ltd.	33,400	202
Credit Saison Co., Ltd.	4,100	75
Dai Nippon Printing Co., Ltd.	1,550	35
Dai-ichi Life Holdings, Inc.	14,900	307
Daicel Corp.	300	3
Daiichi Sankyo Co., Ltd.	7,500	195
Daikin Industries Ltd.	4,200	497
Daito Trust Construction Co., Ltd.	956	195
Daiwa House Industry Co., Ltd.	7,000	269
Denso Corp.	7,650	459
East Japan Railway Co.	5,300	517
Eisai Co., Ltd.	3,000	170
FANUC Corp.	3,650	877
Fuji Electric Co., Ltd.	5,000	38
FUJIFILM Holdings Corp.	9,800	400
Fujitsu Ltd.	31,200	221
Fukuoka Financial Group, Inc.	10,000	56
Hachijuni Bank Ltd. (The)	3,900	22
Hamamatsu Photonics KK	3,300	111
Hankyu Hanshin Holdings, Inc.	1,300	52
Hino Motors Ltd.	3,600	47
Hirose Electric Co., Ltd.	300	44
Hisamitsu Pharmaceutical Co., Inc.	300	18
Hitachi Construction Machinery Co., Ltd.	3,300	120
Hitachi Ltd.	56,000	436
Hitachi Metals Ltd.	200	3
Honda Motor Co., Ltd.	15,113	518
Hoshino Resorts, Inc. REIT	4	19
Hoshizaki Corp.	200	18
Hoya Corp.	7,800	390
Hulic Co., Ltd.	300	3
IHI Corp.	2,253	75
Isuzu Motors Ltd.	8,100	135
Ito En Ltd.	2,100	83
ITOCHU Corp.	21,951	410
Japan Airlines Co., Ltd.	1,400	55
Japan Hotel REIT Investment Corp.	34	23
Japan Post Bank Co., Ltd.	3,400	44
Japan Prime Realty Investment Corp. REIT	7	22
Japan Real Estate Investment Corp. REIT	11	52
Japan Retail Fund Investment Corp. REIT	20	37
Japan Tobacco, Inc.	14,500	467
JFE Holdings, Inc.	6,500	156
JGC Corp.	3,446	67
JSR Corp.	908	18
JTEKT Corp.	500	9
Kajima Corp.	11,000	106
Kansai Paint Co., Ltd.	3,200	83
Kao Corp.	8,400	568
Kawasaki Heavy Industries Ltd.	2,350	82

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Japan (cont'd)
Keikyu Corp.	1,500	$29
Keio Corp.	600	26
Keyence Corp.	1,800	1,005
Kinden Corp.	1,200	20
Kintetsu Group Holdings Co., Ltd.	100	4
Kirin Holdings Co., Ltd.	11,300	284
Koito Manufacturing Co., Ltd.	100	7
Komatsu Ltd.	15,100	547
Konica Minolta, Inc.	8,430	81
Kose Corp.	1,100	172
Kubota Corp.	600	12
Kuraray Co., Ltd.	6,956	131
Kurita Water Industries Ltd.	2,200	71
Kyocera Corp.	5,700	372
Kyowa Exeo Corp.	800	21
Kyowa Hakko Kirin Co., Ltd.	3,000	58
LIXIL Group Corp.	4,062	110
M3, Inc.	100	3
Mabuchi Motor Co., Ltd.	1,000	54
Makita Corp.	2,800	117
Marubeni Corp.	26,250	191
Maruichi Steel Tube Ltd.	100	3
Mazda Motor Corp.	7,100	95
Mebuki Financial Group, Inc.	23,400	99
Minebea Mitsumi, Inc.	3,000	63
Mitsubishi Chemical Holdings Corp.	15,200	167
Mitsubishi Corp.	24,300	672
Mitsubishi Electric Corp.	38,552	641
Mitsubishi Estate Co., Ltd.	17,100	297
Mitsubishi Materials Corp.	1,700	60
Mitsubishi Motors Corp.	8,500	61
Mitsubishi Tanabe Pharma Corp.	1,100	23
Mitsubishi UFJ Financial Group, Inc. (See Note G)	92,506	679
Mitsui & Co., Ltd.	18,300	297
Mitsui Fudosan Co., Ltd.	13,300	298
Mizuho Financial Group, Inc.	295,100	536
MS&AD Insurance Group Holdings, Inc.	3,160	107
Murata Manufacturing Co., Ltd.	2,900	388
Nabtesco Corp.	1,200	46
Nagoya Railroad Co., Ltd.	200	5
NEC Corp.	1,790	48
Nexon Co., Ltd. (b)	3,500	102
NGK Insulators Ltd.	2,860	54
NGK Spark Plug Co., Ltd.	3,259	79
Nidec Corp.	4,800	674
Nikon Corp.	5,800	117
Nintendo Co., Ltd.	1,208	440
Nippon Building Fund, Inc. REIT	12	59
Nippon Express Co., Ltd.	530	35
Nippon Paint Holdings Co., Ltd. (a)	2,000	63
Nippon Prologis, Inc. REIT	12	25
	Shares	Value (000)
Nippon Steel & Sumitomo Metal Corp.	6,900	$177
Nippon Television Holdings, Inc.	3,900	67
Nippon Yusen KK (b)	200	5
Nissan Motor Co., Ltd.	27,805	277
Nitto Denko Corp.	1,900	169
Nomura Research Institute Ltd.	100	5
NSK Ltd.	4,400	69
NTT Data Corp.	6,500	77
Obayashi Corp.	4,971	60
Obic Co., Ltd.	1,300	96
Odakyu Electric Railway Co., Ltd.	9,000	192
Oji Holdings Corp.	1,000	7
Olympus Corp.	200	8
Omron Corp.	4,404	262
Ono Pharmaceutical Co., Ltd.	3,800	88
Oriental Land Co., Ltd.	3,200	292
ORIX Corp.	19,460	329
Otsuka Holdings Co., Ltd. (a)	4,400	193
Panasonic Corp.	19,100	280
Recruit Holdings Co., Ltd.	20,100	499
Resona Holdings, Inc.	12,600	75
Ricoh Co., Ltd.	400	4
Rohm Co., Ltd.	505	56
Santen Pharmaceutical Co., Ltd.	4,600	72
SBI Holdings, Inc.	2,800	58
Sega Sammy Holdings, Inc.	2,300	28
Seiko Epson Corp.	2,400	56
Sekisui Chemical Co., Ltd.	3,772	76
Sekisui House Ltd.	14,446	261
Seven Bank Ltd.	800	3
Shimano, Inc.	1,550	218
Shimizu Corp.	4,100	42
Shin-Etsu Chemical Co., Ltd.	4,293	435
Shionogi & Co., Ltd.	4,400	238
Shiseido Co., Ltd.	5,800	280
Shizuoka Bank Ltd. (The)	8,000	83
SMC Corp.	905	373
SoftBank Group Corp.	8,700	687
Sojitz Corp.	50,300	154
Sompo Holdings, Inc.	2,400	92
Sony Corp.	7,693	346
Subaru Corp.	5,500	174
Sumitomo Chemical Co., Ltd.	4,600	33
Sumitomo Corp.	18,000	305
Sumitomo Electric Industries Ltd.	11,000	186
Sumitomo Metal Mining Co., Ltd.	2,650	122
Sumitomo Mitsui Financial Group, Inc.	14,600	631
Sumitomo Mitsui Trust Holdings, Inc.	5,016	199
Sumitomo Realty & Development Co., Ltd.	5,500	180
Suruga Bank Ltd.	2,400	51
Suzuki Motor Corp.	3,100	180
T&D Holdings, Inc.	4,200	72
Taiheiyo Cement Corp.	1,800	78

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Japan (cont'd)
Taisei Corp.	2,400	$119
Takeda Pharmaceutical Co., Ltd.	7,000	396
TDK Corp.	1,652	132
Teijin Ltd.	221	5
Terumo Corp.	5,100	241
THK Co., Ltd.	3,100	116
Tobu Railway Co., Ltd.	6,980	225
Toho Co., Ltd.	3,000	104
Tokio Marine Holdings, Inc.	7,820	357
Tokyu Corp.	6,200	99
Tokyu Fudosan Holdings Corp.	3,600	26
Toppan Printing Co., Ltd.	3,600	32
Toray Industries, Inc.	20,300	191
TOTO Ltd.	2,100	124
Toyota Industries Corp.	550	35
Toyota Motor Corp.	18,155	1,163
Toyota Tsusho Corp.	200	8
Trend Micro, Inc.	900	51
Unicharm Corp.	6,600	172
West Japan Railway Co.	442	32
Yamaha Corp.	2,400	88
Yamaha Motor Co., Ltd.	3,000	98
Yamato Holdings Co., Ltd.	5,535	111
Yaskawa Electric Corp.	2,800	122
		34,178
Korea, Republic of (0.1%)
NAVER Corp.	267	217
Malaysia (1.2%)
AMMB Holdings Bhd	57,100	62
Axiata Group Bhd	92,700	125
British American Tobacco Malaysia Bhd	4,900	48
CIMB Group Holdings Bhd	122,200	198
DiGi.Com Bhd	107,100	135
Gamuda Bhd	58,500	72
Genting Bhd	77,500	176
Genting Malaysia Bhd	102,300	142
Hong Leong Financial Group Bhd	7,900	35
IHH Healthcare Bhd	70,900	103
IJM Corp., Bhd	99,500	75
Malayan Banking Bhd	122,900	297
Malaysia Airports Holdings Bhd	28,600	62
Petronas Chemicals Group Bhd	82,700	157
Petronas Dagangan Bhd	8,600	52
Petronas Gas Bhd	23,900	103
Public Bank Bhd	100,300	515
RHB Bank Bhd	27,600	34
Sime Darby Bhd	82,000	45
Sime Darby Plantation Bhd (b)	82,000	122
Sime Darby Property Bhd (b)	82,000	36
Telekom Malaysia Bhd	38,800	60
		2,654
	Shares	Value (000)
Malta (0.0%)
BGP Holdings PLC (b)(f)(g)	72,261	$—	@
Netherlands (3.1%)
ABN AMRO Group N.V. CVA (e)	250	8
Aegon N.V.	29,744	190
Gemalto N.V.	2,555	151
Heineken Holding N.V.	132	13
Heineken N.V.	3,371	351
ING Groep N.V.	62,309	1,147
Koninklijke Ahold Delhaize N.V.	13,210	290
Koninklijke DSM N.V.	2,602	248
Koninklijke Philips N.V.	23,791	900
Randstad Holding N.V.	12,534	769
RELX N.V.	37,735	867
Unilever N.V. CVA	28,028	1,575
Wolters Kluwer N.V.	11,696	609
		7,118
Norway (0.2%)
DNB ASA	15,071	279
Marine Harvest ASA (b)	12,579	213
		492
Peru (0.9%)
Cia de Minas Buenaventura SA ADR	15,000	211
Credicorp Ltd.	7,200	1,494
Southern Copper Corp. (a)	6,700	318
		2,023
Philippines (2.0%)
Aboitiz Equity Ventures, Inc.	163,160	241
Aboitiz Power Corp.	110,900	92
Ayala Corp.	20,800	423
Ayala Land, Inc.	620,900	553
Bank of the Philippine Islands	66,200	143
BDO Unibank, Inc.	165,212	543
DMCI Holdings, Inc.	352,600	102
Energy Development Corp.	124,154	14
Globe Telecom, Inc.	2,930	112
GT Capital Holdings, Inc.	6,760	175
International Container Terminal Services, Inc.	44,790	95
JG Summit Holdings, Inc.	236,940	342
Jollibee Foods Corp.	35,680	181
Metro Pacific Investments Corp.	1,280,900	176
PLDT, Inc.	8,005	237
SM Investments Corp.	20,210	400
SM Prime Holdings, Inc.	670,300	503
Universal Robina Corp.	70,800	214
		4,546
Portugal (0.2%)
EDP - Energias de Portugal SA	33,841	117
Galp Energia SGPS SA	15,107	278
		395

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Spain (4.2%)
ACS Actividades de Construccion y Servicios SA	7,748	$303
Aena SME SA (e)	2,705	548
Amadeus IT Group SA, Class A	16,146	1,162
Banco Bilbao Vizcaya Argentaria SA	132,117	1,125
Banco de Sabadell SA	242,480	480
Banco Santander SA	243,066	1,594
Bankia SA	69,226	330
Bankinter SA	46,131	437
CaixaBank SA	149,899	697
Endesa SA	16,926	362
Ferrovial SA	14,112	320
Grifols SA	11,782	345
Industria de Diseno Textil SA	26,756	931
Mapfre SA	36,237	116
Red Electrica Corp., SA	20,742	465
Repsol SA	14,739	260
Zardoya Otis SA	6,046	66
		9,541
Sweden (3.3%)
Arjo AB, Class B (b)	5,486	16
Boliden AB	317	11
Electrolux AB, Class B	40,350	1,298
Elekta AB, Class B	5,951	49
Essity AB, Class B (b)	13,601	385
Hennes & Mauritz AB, Class B	10,858	224
Hexagon AB, Class B	18,376	919
Husqvarna AB, Class B	28,002	266
Investor AB, Class B	11,261	512
Lundin Petroleum AB (b)	3,215	74
Nordea Bank AB	46,960	568
Saab AB	1,565	76
Securitas AB, Class B	14,486	252
Skandinaviska Enskilda Banken AB, Class A	28,790	337
Skanska AB, Class B	8,209	170
Svenska Cellulosa AB SCA, Class B	13,601	140
Svenska Handelsbanken AB, Class A	20,233	276
Swedbank AB, Class A	12,679	305
Swedish Match AB	5,056	199
Telefonaktiebolaget LM Ericsson, Class B	181,320	1,189
Volvo AB, Class B	18,554	345
		7,611
Switzerland (4.7%)
Adecco Group AG (Registered)	10,293	787
Baloise Holding AG (Registered)	913	142
Cie Financiere Richemont SA (Registered)	5,319	482
Geberit AG (Registered)	1,086	478
Givaudan SA (Registered)	122	281
Julius Baer Group Ltd. (b)	3,275	200
LafargeHolcim Ltd. (Registered) (b)	9,623	542
LafargeHolcim Ltd. (Registered) (b)	3,101	175
Nestle SA (Registered)	57,551	4,945
Partners Group Holding AG	198	136
	Shares	Value (000)
Schindler Holding AG	481	$111
SGS SA (Registered)	18	47
Swiss Life Holding AG (Registered) (b)	1,023	362
UBS Group AG (Registered) (b)	72,670	1,335
Zurich Insurance Group AG	2,398	729
		10,752
Taiwan (1.2%)
Taiwan Semiconductor Manufacturing Co., Ltd.	341,000	2,620
United Kingdom (9.6%)
3i Group PLC	7,590	94
Admiral Group PLC	1,588	43
Anglo American PLC (a)	20,020	418
Antofagasta PLC	2,540	34
AstraZeneca PLC	19,311	1,325
Aviva PLC	57,083	390
Babcock International Group PLC	4,169	40
BAE Systems PLC	130,645	1,005
Barratt Developments PLC	19,177	168
British American Tobacco PLC	23,509	1,587
Bunzl PLC	5,004	140
Burberry Group PLC	4,157	100
Carnival PLC	2,846	187
Centrica PLC	69,318	128
Compass Group PLC	29,519	638
CYBG PLC CDI	7,987	36
DCC PLC	505	51
Diageo PLC	27,352	1,001
Ferguson PLC	3,404	244
GKN PLC	28,664	123
GlaxoSmithKline PLC	74,410	1,316
Glencore PLC (b)	189,340	996
Hargreaves Lansdown PLC	1,234	30
IMI PLC	2,247	40
Imperial Brands PLC	12,782	546
Indivior PLC (b)	10,100	55
InterContinental Hotels Group PLC	3,899	248
Intertek Group PLC	1,914	134
ITV PLC	5,540	12
J Sainsbury PLC	18,966	62
Johnson Matthey PLC	2,526	104
Legal & General Group PLC	55,584	205
Lonmin PLC (b)	23	—	@
Merlin Entertainments PLC (e)	1,309	6
Mondi PLC	676	18
National Grid PLC	17,208	202
Next PLC	2,193	134
Old Mutual PLC	42,304	132
Pearson PLC	11,921	118
Persimmon PLC	5,527	204
Prudential PLC	28,844	742
Reckitt Benckiser Group PLC	8,470	791
RELX PLC	20,956	491
Rolls-Royce Holdings PLC (b)	22,206	253
Royal Dutch Shell PLC, Class A	58,320	1,952

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Royal Dutch Shell PLC, Class B	42,858	$1,445
Sage Group PLC (The)	26,348	283
Schroders PLC	1,066	50
Segro PLC REIT	5,885	47
Shire PLC	14,916	774
Smith & Nephew PLC	35,901	621
SSE PLC	4,912	87
Standard Life Aberdeen PLC	14,018	83
Taylor Wimpey PLC	62,655	175
TechnipFMC PLC	3,806	118
Travis Perkins PLC	460	10
TUI AG	7,047	146
Unilever PLC	22,013	1,220
United Utilities Group PLC	3,447	39
Whitbread PLC	3,377	182
		21,823
Total Common Stocks (Cost $144,811)		196,751
	No. of Rights
Rights (0.0%)
Australia (0.0%)
Transurban Group (b)	390	—	@
Spain (0.0%)
Repsol SA (b)	14,739	7
Total Rights (Cost $7)		7
	Shares
Short-Term Investments (12.3%)
Securities held as Collateral on Loaned Securities (0.1%)
Investment Company (0.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	272,727	273
	Face Amount (000)
Repurchase Agreements (0.0%)
Barclays Capital, Inc., (1.37%, dated 12/29/17, due 1/2/18; proceeds $63; fully collateralized by a U.S. Government obligation; 1.75% due 5/15/23; valued at $64)	$63	63
HSBC Securities USA, Inc., (1.30%, dated 12/29/17, due 1/2/18; proceeds $5; fully collateralized by a U.S. Government obligation; 3.00% due 2/15/47; valued at $5)	5	5
Merrill Lynch & Co., Inc., (1.42%, dated 12/29/17, due 1/2/18; proceeds $32; fully collateralized by a U.S. Government obligation; 2.00% due 12/31/21; valued at $33)	32	32
		100
Total Securities held as Collateral on Loaned Securities (Cost $373)		373
	Shares	Value (000)
Investment Company (12.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $27,705)	27,704,698	$27,705
Total Short-Term Investments (Cost $28,078)		28,078
Total Investments (98.7%) (Cost $172,896) Including $4,356 of Securities Loaned (h)(i)(j)		224,836
Other Assets in Excess of Liabilities (1.3%)		2,910
Net Assets (100.0%)		$227,746

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  All or a portion of this security was on loan at December 31, 2017.

(b)  Non-income producing security.

(c)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(d)  Security trades on the Hong Kong exchange.

(e)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(f)  Security has been deemed illiquid at December 31, 2017.

(g)  At December 31, 2017, the Fund held a fair valued security valued at less than $500, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(h)  The approximate fair value and percentage of net assets, $187,419,000 and 82.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(i)  Securities are available for collateral in connection with open foreign currency forward exchange contracts and futures contracts.

(j)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $177,052,000. The aggregate gross unrealized appreciation is approximately $53,561,000 and the aggregate gross unrealized depreciation is approximately $4,924,000, resulting in net unrealized appreciation of approximately $48,637,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

CDI  CHESS Depositary Interest.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2017:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Citibank NA	JPY	283,009		$2,518	3/22/18	$(3)
Goldman Sachs International		$2,278	BRL	7,681	3/22/18	18
Goldman Sachs International		$7,732	INR	501,353	3/22/18	48
JPMorgan Chase Bank NA		$4,556	PLN	16,186	3/22/18	95
State Street Bank and Trust Co.	EUR	862		$1,028	3/22/18	(12)
State Street Bank and Trust Co.		$3,922	EUR	3,299	3/22/18	54
						$200

Futures Contracts:

The Fund had the following futures contracts open at December 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
BOVESPA Index (Brazil)	165	Feb-18	—	@	$3,822	$144
DAX Index (Germany)	2	Mar-18	—	@	775	(15)
IBEX 35 Index (Spain)	18	Jan-18	—	@	2,164	(47)
MSCI Emerging Market E Mini (United States)	149	Mar-18	7		8,670	486
SGX NIFTY 50 (Singapore)	423	Jan-18	1		8,932	1
WIG20 Index (Poland)	431	Mar-18	9		6,077	85
						$654

@    Amount is less than $500.

BRL  —  Brazilian Real

EUR  —  Euro

INR  —  Indian Rupee

JPY  —  Japanese Yen

PLN  —  Polish Zloty

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	70.2%
Short-Term Investment	12.3
Banks	12.1
Pharmaceuticals	5.4
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2017.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long futures contracts with an underlying face amount of approximately $30,440,000 with net unrealized appreciation of approximately $654,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $200,000.
The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Active International Allocation Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $143,896)	$196,179
Investment in Securities of Affiliated Issuer, at Value (Cost $29,000)	28,657
Total Investments in Securities, at Value (Cost $172,896)	224,836
Foreign Currency, at Value (Cost $1,007)	1,055
Receivable for Variation Margin on Futures Contracts	2,379
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	215
Dividends Receivable	143
Receivable for Fund Shares Sold	84
Due from Adviser	68
Receivable from Affiliate	25
Tax Reclaim Receivable	17
Receivable for Investments Sold	1
Receivable from Securities Lending Income	1
Other Assets	42
Total Assets	228,866
Liabilities:
Collateral on Securities Loaned, at Value	373
Payable for Fund Shares Redeemed	116
Payable for Custodian Fees	96
Payable for Sub Transfer Agency Fees — Class I	39
Payable for Sub Transfer Agency Fees — Class A	37
Payable for Sub Transfer Agency Fees — Class L	5
Deferred Capital Gain Country Tax	50
Payable for Professional Fees	24
Payable for Directors' Fees and Expenses	24
Payable for Shareholder Services Fees — Class A	14
Payable for Distribution and Shareholder Services Fees — Class L	4
Payable for Distribution and Shareholder Services Fees — Class C	— @
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	15
Payable for Administration Fees	15
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	4
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Other Liabilities	300
Total Liabilities	1,120
Net Assets	$227,746
Net Assets Consist Of:
Paid-in-Capital	$192,317
Dividends in Excess of Net Investment Income	(477)
Accumulated Net Realized Loss	(16,893)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $44 of Deferred Capital Gain Country Tax)	52,239
Investments in Affiliates	(343)
Futures Contracts	654
Foreign Currency Forward Exchange Contracts	200
Foreign Currency Translations	49
Net Assets	$227,746

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Active International Allocation Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2017 (000)
CLASS I:
Net Assets	$155,550
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	10,758,402
Net Asset Value, Offering and Redemption Price Per Share	$14.46
CLASS A:
Net Assets	$65,710
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,442,650
Net Asset Value, Redemption Price Per Share	$14.79
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.82
Maximum Offering Price Per Share	$15.61
CLASS L:
Net Assets	$6,463
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	438,866
Net Asset Value, Offering and Redemption Price Per Share	$14.73
CLASS C:
Net Assets	$23
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,589
Net Asset Value, Offering and Redemption Price Per Share	$14.77
(1) Including: Securities on Loan, at Value:	$4,356

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Active International Allocation Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $825 of Foreign Taxes Withheld)	$5,037
Dividends from Securities of Affiliated Issuers (Note G)	233
Income from Securities Loaned — Net	46
Interest from Securities of Unaffiliated Issuers	15
Total Investment Income	5,331
Expenses:
Advisory Fees (Note B)	1,509
Shareholder Reporting Fees	332
Shareholder Services Fees — Class A (Note D)	155
Distribution and Shareholder Services Fees — Class L (Note D)	47
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Administration Fees (Note C)	186
Sub Transfer Agency Fees — Class I	86
Sub Transfer Agency Fees — Class A	83
Sub Transfer Agency Fees — Class L	12
Custodian Fees (Note F)	158
Professional Fees	157
Pricing Fees	64
Registration Fees	55
Transfer Agency Fees — Class I (Note E)	8
Transfer Agency Fees — Class A (Note E)	12
Transfer Agency Fees — Class L (Note E)	4
Transfer Agency Fees — Class C (Note E)	2
Directors' Fees and Expenses	9
Other Expenses	39
Total Expenses	2,918
Waiver of Advisory Fees (Note B)	(420)
Reimbursement of Class Specific Expenses — Class I (Note B)	(94)
Reimbursement of Class Specific Expenses — Class A (Note B)	(33)
Reimbursement of Class Specific Expenses — Class L (Note B)	(9)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(54)
Net Expenses	2,306
Net Investment Income	3,025
Realized Gain:
Investments Sold (Net of $6 of Capital Gain Country Tax)	12,563
Foreign Currency Forward Exchange Contracts	687
Foreign Currency Transactions	193
Futures Contracts	5,743
Realized Gain	19,186
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $44)	28,345
Investments in Affiliates	109
Foreign Currency Forward Exchange Contracts	86
Foreign Currency Translations	160
Futures Contracts	505
Net Change in Unrealized Appreciation (Depreciation)	29,205
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	48,391
Net Increase in Net Assets Resulting from Operations	$51,416

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Active International Allocation Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$3,025	$5,019
Net Realized Gain (Loss)	19,186	(19,850)
Net Change in Unrealized Appreciation (Depreciation)	29,205	11,831
Net Increase (Decrease) in Net Assets Resulting from Operations	51,416	(3,000)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(3,170)	(4,058)
Class A:
Net Investment Income	(1,073)	(1,111)
Class L:
Net Investment Income	(75)	(80)
Class C:
Net Investment Income	(— @)	—
Total Distributions	(4,318)	(5,249)
Capital Share Transactions:(1)
Class I:
Subscribed	6,465	7,873
Distributions Reinvested	3,157	4,046
Redeemed	(57,220)	(34,018)
Class A:
Subscribed	6,669	4,280
Distributions Reinvested	1,059	1,094
Redeemed	(11,227)	(10,963)
Class L:
Distributions Reinvested	74	79
Redeemed	(928)	(1,279)
Class C:
Subscribed	13	40
Distributions Reinvested	— @	—
Redeemed	—	(60)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(51,938)	(28,908)
Redemption Fees	1	— @
Total Decrease in Net Assets	(4,839)	(37,157)
Net Assets:
Beginning of Period	232,585	269,742
End of Period (Including Dividends in Excess of Net Investment Income of $(477) and $(306))	$227,746	$232,585
(1) Capital Share Transactions:
Class I:
Shares Subscribed	501	673
Shares Issued on Distributions Reinvested	221	344
Shares Redeemed	(4,302)	(2,891)
Net Decrease in Class I Shares Outstanding	(3,580)	(1,874)
Class A:
Shares Subscribed	489	356
Shares Issued on Distributions Reinvested	73	91
Shares Redeemed	(826)	(913)
Net Decrease in Class A Shares Outstanding	(264)	(466)
Class L:
Shares Issued on Distributions Reinvested	5	7
Shares Redeemed	(69)	(108)
Net Decrease in Class L Shares Outstanding	(64)	(101)
Class C:
Shares Subscribed	1	3
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	—	(5)
Net Increase (Decrease) in Class C Shares Outstanding	1	(2)

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Active International Allocation Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$11.83		$12.20		$12.52		$13.75		$11.65
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.19		0.26		0.22		0.34		0.22
Net Realized and Unrealized Gain (Loss)	2.74		(0.34)		(0.42)		(1.22)		2.25
Total from Investment Operations	2.93		(0.08)		(0.20)		(0.88)		2.47
Distributions from and/or in Excess of:
Net Investment Income	(0.30)		(0.29)		(0.12)		(0.35)		(0.37)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$14.46		$11.83		$12.20		$12.52		$13.75
Total Return(4)	24.76%		(0.67)%		(1.63)%		(6.37)%		21.38%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$155,550		$169,589		$197,733		$219,467		$260,614
Ratio of Expenses to Average Net Assets(6)	0.88	%(5)	0.76	%(5)	0.89	%(5)	0.88	%(5)	0.83	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		0.88	%(5)
Ratio of Net Investment Income to Average Net Assets(6)	1.44	%(5)	2.18	%(5)	1.66	%(5)	2.53	%(5)	1.71	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01%		0.01%		0.02%		0.02%
Portfolio Turnover Rate	22%		40%		30%		32%		36%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.14%		0.94%		0.92%		0.99%		0.99%
Net Investment Income to Average Net Assets	1.18%		2.00%		1.63%		2.42%		1.55%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been 0.13% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.13% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Active International Allocation Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$12.10		$12.47		$12.79		$14.03		$11.89
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.14		0.21		0.17		0.30		0.11
Net Realized and Unrealized Gain (Loss)	2.80		(0.34)		(0.42)		(1.24)		2.36
Total from Investment Operations	2.94		(0.13)		(0.25)		(0.94)		2.47
Distributions from and/or in Excess of:
Net Investment Income	(0.25)		(0.24)		(0.07)		(0.30)		(0.33)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$14.79		$12.10		$12.47		$12.79		$14.03
Total Return(4)	24.29%		(1.05)%		(1.95)%		(6.70)%		20.94%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$65,710		$56,934		$64,482		$71,938		$90,599
Ratio of Expenses to Average Net Assets(7)	1.23	%(5)	1.14	%(5)	1.24	%(5)	1.23	%(5)	1.09	%(5)(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		1.21	%(5)(6)
Ratio of Net Investment Income to Average Net Assets(7)	1.02	%(5)	1.79	%(5)	1.31	%(5)	2.18	%(5)	0.84	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01%		0.01%		0.02%		0.02%
Portfolio Turnover Rate	22%		40%		30%		32%		36%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.48%		1.32%		1.28%		1.31	%(5)	1.25	%(5)
Net Investment Income to Average Net Assets	0.77%		1.61%		1.27%		2.10	%(5)	0.68	%(5)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been 0.10% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.10% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.15% for Class A shares.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Active International Allocation Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$12.04		$12.41		$12.74		$13.97		$11.84
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.07		0.14		0.11		0.23		0.12
Net Realized and Unrealized Gain (Loss)	2.79		(0.35)		(0.42)		(1.23)		2.27
Total from Investment Operations	2.86		(0.21)		(0.31)		(1.00)		2.39
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.16)		(0.02)		(0.23)		(0.26)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$14.73		$12.04		$12.41		$12.74		$13.97
Total Return(4)	23.80%		(1.68)%		(2.44)%		(7.17)%		20.34%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,463		$6,053		$7,495		$8,606		$10,345
Ratio of Expenses to Average Net Assets(7)	1.73	%(5)	1.74	%(5)	1.74	%(5)	1.73	%(5)	1.61	%(5)(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		1.66	%(5)(6)
Ratio of Net Investment Income to Average Net Assets(7)	0.54	%(5)	1.20	%(5)	0.82	%(5)	1.68	%(5)	0.94	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01%		0.01%		0.02%		0.02%
Portfolio Turnover Rate	22%		40%		30%		32%		36%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.07%		1.93%		1.87%		1.87%		1.76%
Net Investment Income to Average Net Assets	0.20%		1.01%		0.69%		1.54%		0.79%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.75% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.65% for Class L shares.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Active International Allocation Portfolio

	Class C
	Year Ended December 31,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$12.15		$12.38		$13.94
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	(0.00	)(4)	0.14		(0.00	)(4)
Net Realized and Unrealized Gain (Loss)	2.83		(0.37)		(1.53)
Total from Investment Operations	2.83		(0.23)		(1.53)
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		—		(0.03)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$14.77		$12.15		$12.38
Total Return(5)	23.42%		(1.94)%		(10.96	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$23		$9		$32
Ratio of Expenses to Average Net Assets(9)	1.97	%(6)	1.99	%(6)	1.99	%(6)(8)
Ratio of Net Investment Income (Loss) to Average Net Assets(9)	(0.03	)%(6)	1.19	%(6)	(0.04	)%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03%		0.01%		0.01	%(8)
Portfolio Turnover Rate	22%		40%		30%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	20.06%		8.58%		4.26	%(8)
Net Investment Loss to Average Net Assets	(18.12)%		(5.40)%		(2.31	)%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Active International Allocation Portfolio. The Fund seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by Morgan Stanley Investment Management Inc. (the "Adviser") and/or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub- Adviser"), in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

The Fund offers four classes of shares — Class I, Class A, Class L and Class C. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$3,451	$—	$3,451
Air Freight & Logistics	—	795	—	795
Airlines	508	270	—	778
Auto Components	—	2,908	—	2,908
Automobiles	—	5,725	—	5,725
Banks	2,267	24,899	—	27,166
Beverages	—	4,078	—	4,078
Biotechnology	—	1,396	—	1,396
Building Products	—	1,780	—	1,780
Capital Markets	—	3,361	—	3,361
Chemicals	—	5,309	—	5,309
Commercial Services & Supplies	—	1,269	—	1,269
Communications Equipment	—	1,704	—	1,704
Construction & Engineering	—	2,613	—	2,613
Construction Materials	—	2,672	—	2,672
Consumer Finance	—	268	—	268
Containers & Packaging	—	65	—	65
Diversified Consumer Services	123	16	—	139
Diversified Financial Services	—	2,087	—	2,087
Diversified Telecommunication Services	—	1,227	—	1,227
Electric Utilities	—	2,757	—	2,757
Electrical Equipment	—	1,747	—	1,747
Electronic Equipment, Instruments & Components	—	3,891	—	3,891
Energy Equipment & Services	—	118	—	118
Equity Real Estate Investment Trusts (REITs)	—	2,197	—	2,197
Food & Staples Retailing	—	1,137	—	1,137
Food Products	122	7,310	—	7,432
Gas Utilities	—	353	—	353
Health Care Equipment & Supplies	16	2,549	—	2,565
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Health Care Providers & Services	$—	$874	$—		$874
Health Care Technology	—	3	—		3
Hotels, Restaurants & Leisure	88	3,005	—		3,093
Household Durables	—	3,289	—		3,289
Household Products	—	2,200	—		2,200
Independent Power and Renewable Electricity Producers	—	219	—		219
Industrial Conglomerates	—	2,765	—		2,765
Information Technology Services	—	2,442	—		2,442
Insurance	—	9,154	—		9,154
Internet & Direct Marketing Retail	519	22	—		541
Internet Software & Services	5,017	5,762	—		10,779
Leisure Products	—	468	—		468
Life Sciences Tools & Services	—	211	—		211
Machinery	—	4,548	—		4,548
Marine	—	918	—		918
Media	—	1,302	—		1,302
Metals & Mining	529	2,213	—		2,742
Multi-Line Retail	—	437	—		437
Multi-Utilities	—	1,846	—		1,846
Oil, Gas & Consumable Fuels	—	6,970	—		6,970
Paper & Forest Products	—	896	—		896
Personal Products	—	4,712	—		4,712
Pharmaceuticals	—	12,066	—		12,066
Professional Services	—	4,493	—		4,493
Real Estate Management & Development	143	4,385	—	@	4,528
Road & Rail	—	2,704	—		2,704
Semiconductors & Semiconductor Equipment	—	3,305	—		3,305
Software	—	4,270	—		4,270
Specialty Retail	—	1,240	—		1,240
Tech Hardware, Storage & Peripherals	—	1,166	—		1,166
Textiles, Apparel & Luxury Goods	—	2,493	—		2,493
Thrifts & Mortgage Finance	—	643	—		643
Tobacco	—	3,182	—		3,182
Trading Companies & Distributors	—	2,526	—		2,526
Transportation Infrastructure	—	1,081	—		1,081
Water Utilities	—	39	—		39
Wireless Telecommunication Services	—	1,618	—		1,618
Total Common Stocks	9,332	187,419	—	@	196,751

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Rights	$7	$—	$—		$7
Short-Term Investments
Investment Company	27,978	—	—		27,978
Repurchase Agreements	—	100	—		100
Total Short-Term Investments	27,978	100	—		28,078
Foreign Currency Forward Exchange Contract	—	215	—		215
Futures Contracts	716	—	—		716
Total Assets	38,033	187,734	—	@	225,767
Liabilities:
Foreign Currency Forward Exchange Contract	—	(15)	—		(15)
Futures Contracts	(62)	—	—		(62)
Total Liabilities	(62)	(15)	—		(77)
Total	$37,971	$187,719	$—	@	$225,690

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $166,951,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$2
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(2)
Realized gains (losses)	—
Ending Balance	$— @
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2017	$(2)

@  Value is less than $500.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$215
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	716	(a)
Total			$931
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(15)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(62	)(a)
Total			$(77)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$687
Equity Risk	Futures Contracts	5,743
Total		$6,430
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$86
Equity Risk	Futures Contracts	505
Total		$591

At December 31, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$215	$(15)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Goldman Sachs International	$66	$—	$—	$66
JPMorgan Chase Bank NA	95	—	—	95
State Street Bank and Trust Co.	54	(12)	—	42
Total	$215	$(12)	$—	$203
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Citibank NA	$3	$—	$—	$3
State Street Bank and Trust Co.	12	(12)	—	0
Total	$15	$(12)	$—	$3

For the year ended December 31, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$32,897,000
Futures Contracts:
Average monthly original value	$42,569,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$4,356	(d)	$—	$(4,356	)(e)(f)	$0

(d) Represents market value of loaned securities at year end.

(e) The Fund received cash collateral of approximately $373,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $4,087,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860 "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$373	$—	$—	$—	$373
Total Borrowings	$373	$—	$—	$—	$373
Gross amount of recognized liabilities for securities lending transactions					$373

7.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares and Class C shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.65%	0.60%

For the year ended December 31, 2017, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.45% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares, 1.25% for Class A shares, 1.75% for Class L shares and 2.00% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $420,000 of advisory fees were waived and approximately $138,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $44,203,000 and $88,724,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $54,000 relating to the Fund's investment in the Liquidity Funds.

The Fund had transactions with Mitsubishi UFJ Financial Group, Inc. and its affiliated broker-dealers, which may be deemed affiliates of the Adviser/Administrator, Sub-Adviser and Distributor under Section 17 the Act.

A summary of the Fund's transactions in shares of the affiliated investment companies during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$48,686	$63,753	$84,461	$220
Mitsubishi UFJ Financial Group, Inc.	570	—	—	13
	$49,256	$63,753	$84,461	$233
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$27,978
Mitsubishi UFJ Financial Group, Inc.	—	109	679
	$—	$109	$28,657

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$4,318	$—	$5,249	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, an expired capital loss carryforward and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$1,122	$32,383	$(33,505)

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$548	$—

At December 31, 2017, the Fund had available for federal income tax purposes unused long-term capital losses of approximately $13,737,000 that do not have an expiration date.

During the year ended December 31, 2017, capital loss carryforwards of approximately $33,505,000 expired for federal income tax purposes.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended December 31, 2017, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $15,683,000.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 82.9%.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Active International Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Active International Allocation Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Active International Allocation Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $4,484,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $576,000 and has derived net income from sources within foreign countries amounting to approximately $5,918,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

40

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

41

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

42

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

43

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

44

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIAIAANN
2007277 EXP. 02.28.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Advantage Portfolio

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Federal Tax Notice	27
Privacy Notice	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Advantage Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Expense Example (unaudited)

Advantage Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Advantage Portfolio Class I	$1,000.00	$1,134.80	$1,020.97	$4.52	$4.28	0.84%
Advantage Portfolio Class A	1,000.00	1,133.20	1,019.16	6.45	6.11	1.20
Advantage Portfolio Class L	1,000.00	1,134.50	1,020.37	5.16	4.89	0.96
Advantage Portfolio Class C	1,000.00	1,129.30	1,015.63	10.20	9.65	1.90
Advantage Portfolio Class IS	1,000.00	1,135.70	1,021.17	4.31	4.08	0.80

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

Advantage Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 32.06%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the Russell 1000® Growth Index (the "Index"), which returned 30.21%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Major U.S. stock indexes spent most of 2017 climbing toward, then exceeding, new record highs. Fueling their momentum was a combination of strong economic growth, robust corporate profits (aided, in part, by a weak dollar) and optimism for tax reform. While the Federal Reserve raised its benchmark interest rate three times in 2017, the moves were incremental and not considered a headwind to the economy's momentum. Notable uncertainties in domestic politics and geopolitics also failed to disrupt the market's advance. Overall, market volatility remained historically low, further bolstering investor confidence in stocks.

•  The Index's top-performing sector during the period was utilities, followed by information technology (IT) and financials. The energy sector was the only Index sector with a negative return, and telecommunication services and consumer staples were also among the bottom-performing sectors for the period.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. In this reporting period, the Fund benefited from favorable stock selection and sector allocations.

•  Stock selection in financials added the most to relative performance, primarily due to strong results from a financial ratings, benchmark and analytics provider and from an equity index and portfolio analytics provider.

•  The Fund's lack of exposure to the consumer staples sector was advantageous in this period, as the sector lagged the broad market in this period.

•  Stock selection in IT also drove relative gains. A global social networking platform continued to execute well, reported strong earnings and provided a positive outlook on cost cutting, which boosted its share price. An online retail and cloud computing leader also outperformed, due to the company's continued strong earnings results and expectations that the company's e-commerce business could benefit from a shift in the retail landscape, as brick-and-mortar stores have been closing at an accelerating pace.

•  Stock selection in industrials was the largest detractor. Although all of the industrials stocks held by the Fund appreciated during the period, the Fund was less exposed to other stronger-performing names within the sector, which was disadvantageous on a relative performance basis.

•  Stock selection in the consumer discretionary sector had a modestly negative impact on relative returns. The Fund was hampered by weak performance in two apparel makers suffering weaker-than-expected fundamentals.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for franchises with strong name recognition and sustainable competitive advantages. We typically favor companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Advantage Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on June 30, 2008.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class I Shares w/o sales charges(4)	32.06%	17.62%	—	12.57%
Fund — Class A Shares w/o sales charges(4)	31.64	17.23	—	16.83
Fund — Class A Shares with maximum 5.25% sales charges(4)	24.70	15.97	—	16.01
Fund — Class L Shares w/o sales charges(4)	31.96	17.50	—	12.44
Fund — Class C Shares w/o sales charges(6)	30.77	—	—	12.88
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	29.77	—	—	12.88
	Period Ended December 31, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class IS Shares w/o sales charges(5)	32.22%	—	—	16.03%
Russell 1000® Growth Index	30.21	17.33%	—	11.66
Lipper Large-Cap Growth Funds Index	31.85	15.90	—	9.90

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Large-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  On May 21, 2010 Class C and Class I shares of Van Kampen Core Growth Fund ("the Predecessor Fund") were reorganized into Class L and Class I shares of Morgan Stanley Advantage Portfolio ("the Fund"), respectively. Class L and Class I shares' returns of the Fund will differ from the Predecessor Fund as they have different expenses. Performance shown for the Fund's Class I and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class C and I shares of the Predecessor Fund commenced operations on June 30, 2008. Class P shares, which were renamed Class A shares effective September 9, 2013, commenced operations on May 21, 2010.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments

Advantage Portfolio

	Shares	Value (000)
Common Stocks (97.0%)
Aerospace & Defense (8.5%)
TransDigm Group, Inc.	13,699	$3,762
United Technologies Corp.	44,939	5,733
		9,495
Automobiles (1.1%)
Harley-Davidson, Inc.	23,743	1,208
Capital Markets (2.5%)
S&P Global, Inc.	16,163	2,738
Chemicals (1.6%)
Sherwin-Williams Co. (The)	4,309	1,767
Construction Materials (3.2%)
Martin Marietta Materials, Inc.	8,112	1,793
Vulcan Materials Co.	13,556	1,740
		3,533
Diversified Financial Services (5.2%)
Berkshire Hathaway, Inc., Class B (a)	28,912	5,731
Health Care Equipment & Supplies (2.4%)
Danaher Corp.	29,370	2,726
Hotels, Restaurants & Leisure (4.9%)
Starbucks Corp.	95,195	5,467
Household Durables (1.0%)
Mohawk Industries, Inc. (a)	4,063	1,121
Information Technology Services (1.5%)
Mastercard, Inc., Class A	11,012	1,667
Insurance (1.0%)
Markel Corp. (a)	1,008	1,148
Internet & Direct Marketing Retail (9.9%)
Amazon.com, Inc. (a)	8,015	9,373
Priceline Group, Inc. (The) (a)	947	1,646
		11,019
Internet Software & Services (13.8%)
Alphabet, Inc., Class C (a)	6,382	6,678
Facebook, Inc., Class A (a)	27,282	4,814
Twitter, Inc. (a)	159,413	3,828
		15,320
Machinery (1.4%)
Fortive Corp.	21,999	1,592
Media (4.4%)
Walt Disney Co. (The)	45,559	4,898
Pharmaceuticals (2.5%)
Zoetis, Inc.	37,876	2,728
	Shares	Value (000)
Professional Services (1.5%)
IHS Markit Ltd. (a)	36,964	$1,669
Road & Rail (5.5%)
Union Pacific Corp.	45,473	6,098
Software (10.0%)
Activision Blizzard, Inc.	59,731	3,782
salesforce.com, Inc. (a)	39,845	4,074
ServiceNow, Inc. (a)	12,902	1,682
Workday, Inc., Class A (a)	15,835	1,611
		11,149
Specialty Retail (7.5%)
L Brands, Inc.	18,425	1,109
TJX Cos., Inc. (The)	53,475	4,089
Ulta Salon Cosmetics & Fragrance, Inc. (a)	13,815	3,090
		8,288
Textiles, Apparel & Luxury Goods (7.6%)
LVMH Moet Hennessy Louis Vuitton SE (France)	18,465	5,424
NIKE, Inc., Class B	48,536	3,036
		8,460
Total Common Stocks (Cost $81,672)		107,822
Short-Term Investment (3.1%)
Investment Company (3.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $3,431)	3,430,668	3,431
Total Investments Excluding Purchased Options (100.1%) (Cost $85,103)		111,253
Total Purchased Options Outstanding (0.0%) (Cost $208)		32
Total Investments (100.1%) (Cost $85,311) (b)(c)		111,285
Liabilities in Excess of Other Assets (–0.1%)		(114)
Net Assets (100.0%)		$111,171

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $5,424,000 and 4.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $85,262,000. The aggregate gross unrealized appreciation is approximately $26,242,000 and the aggregate gross unrealized depreciation is approximately $219,000, resulting in net unrealized appreciation of approximately $26,023,000.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Advantage Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2017:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
Royal Bank of Scotland	USD/CNH	CNH	7.52	Nov-18	25,978,961	25,979	$25	$108	$(82)
Royal Bank of Scotland	USD/CNH	CNH	7.55	Aug-18	18,861,597	18,862	7	100	(94)
							$32	$208	$(176)

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	32.1%
Internet Software & Services	13.8
Software	10.0
Internet & Direct Marketing Retail	9.9
Aerospace & Defense	8.5
Textiles, Apparel & Luxury Goods	7.6
Specialty Retail	7.4
Road & Rail	5.5
Diversified Financial Services	5.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Advantage Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $81,880)	$107,854
Investment in Security of Affiliated Issuer, at Value (Cost $3,431)	3,431
Total Investments in Securities, at Value (Cost $85,311)	111,285
Receivable for Fund Shares Sold	52
Dividends Receivable	36
Tax Reclaim Receivable	3
Receivable from Affiliate	3
Other Assets	36
Total Assets	111,415
Liabilities:
Payable for Advisory Fees	103
Payable for Professional Fees	51
Payable for Fund Shares Redeemed	24
Payable for Sub Transfer Agency Fees — Class I	11
Payable for Sub Transfer Agency Fees — Class A	5
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Shareholder Services Fees — Class A	5
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	10
Payable for Administration Fees	8
Payable for Custodian Fees	7
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Other Liabilities	14
Total Liabilities	244
Net Assets	$111,171
Net Assets Consist Of:
Paid-in-Capital	$82,971
Accumulated Net Investment Loss	(—	@)
Accumulated Undistributed Net Realized Gain	2,226
Unrealized Appreciation (Depreciation) on:
Investments	25,974
Foreign Currency Translations	—	@
Net Assets	$111,171
The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Advantage Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2017 (000)
CLASS I:
Net Assets	$54,002
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,517,177
Net Asset Value, Offering and Redemption Price Per Share	$21.45
CLASS A:
Net Assets	$23,715
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,123,844
Net Asset Value, Redemption Price Per Share	$21.10
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.17
Maximum Offering Price Per Share	$22.27
CLASS L:
Net Assets	$4,077
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	190,275
Net Asset Value, Offering and Redemption Price Per Share	$21.42
CLASS C:
Net Assets	$11,835
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	568,505
Net Asset Value, Offering and Redemption Price Per Share	$20.82
CLASS IS:
Net Assets	$17,542
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	816,470
Net Asset Value, Offering and Redemption Price Per Share	$21.49

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Advantage Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $8 of Foreign Taxes Withheld)	$837
Dividends from Security of Affiliated Issuer (Note G)	22
Total Investment Income	859
Expenses:
Advisory Fees (Note B)	641
Shareholder Services Fees — Class A (Note D)	54
Distribution and Shareholder Services Fees — Class L (Note D)	30
Distribution and Shareholder Services Fees — Class C (Note D)	89
Professional Fees	122
Administration Fees (Note C)	79
Registration Fees	74
Sub Transfer Agency Fees — Class I	41
Sub Transfer Agency Fees — Class A	26
Sub Transfer Agency Fees — Class L	2
Sub Transfer Agency Fees — Class C	5
Shareholder Reporting Fees	22
Transfer Agency Fees — Class I (Note E)	4
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	4
Transfer Agency Fees — Class IS (Note E)	2
Custodian Fees (Note F)	12
Directors' Fees and Expenses	6
Pricing Fees	3
Other Expenses	28
Total Expenses	1,250
Waiver of Advisory Fees (Note B)	(187)
Distribution Fees — Class L Shares Waived (Note D)	(29)
Reimbursement of Class Specific Expenses — Class I (Note B)	(26)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(5)
Net Expenses	1,001
Net Investment Loss	(142)
Realized Gain (Loss):
Investments Sold	9,826
Foreign Currency Transactions	(3)
Net Realized Gain	9,823
Change in Unrealized Appreciation (Depreciation):
Investments	17,275
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	17,275
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	27,098
Net Increase in Net Assets Resulting from Operations	$26,956

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Advantage Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(142)	$175
Net Realized Gain	9,823	953
Net Change in Unrealized Appreciation (Depreciation)	17,275	2,261
Net Increase in Net Assets Resulting from Operations	26,956	3,389
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(111)
Net Realized Gain	(3,748)	(841)
Class A:
Net Realized Gain	(1,700)	(348)
Class L:
Net Investment Income	—	(6)
Net Realized Gain	(294)	(96)
Class C:
Net Realized Gain	(836)	(94)
Class IS:
Net Investment Income	—	(38)
Net Realized Gain	(1,216)	(282)
Total Distributions	(7,794)	(1,816)
Capital Share Transactions:(1)
Class I:
Subscribed	11,335	33,563
Distributions Reinvested	3,748	950
Redeemed	(13,359)	(17,346)
Class A:
Subscribed	4,674	16,149
Distributions Reinvested	1,700	347
Redeemed	(6,744)	(8,863)
Class L:
Exchanged	—	67
Subscribed	20	—
Distributions Reinvested	282	99
Redeemed	(722)	(1,880)
Class C:
Subscribed	4,367	4,912
Distributions Reinvested	834	94
Redeemed	(1,219)	(421)
Class IS:
Subscribed	—	12,500
Distributions Reinvested	1,215	320
Net Increase in Net Assets Resulting from Capital Share Transactions	6,131	40,491
Total Increase in Net Assets	25,293	42,064
Net Assets:
Beginning of Period	85,878	43,814
End of Period (Including Accumulated Net Investment Loss and Distributions in Excess of Net Investment Income of $(—@) and $(9), respectively)	$111,171	$85,878

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Advantage Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	573	1,975
Shares Issued on Distributions Reinvested	177	55
Shares Redeemed	(677)	(1,006)
Net Increase in Class I Shares Outstanding	73	1,024
Class A:
Shares Subscribed	237	957
Shares Issued on Distributions Reinvested	82	20
Shares Redeemed	(345)	(520)
Net Increase (Decrease) in Class A Shares Outstanding	(26)	457
Class L:
Shares Exchanged	—	3
Shares Subscribed	1	—
Shares Issued on Distributions Reinvested	13	6
Shares Redeemed	(35)	(107)
Net Decrease in Class L Shares Outstanding	(21)	(98)
Class C:
Shares Subscribed	219	288
Shares Issued on Distributions Reinvested	41	6
Shares Redeemed	(63)	(25)
Net Increase in Class C Shares Outstanding	197	269
Class IS:
Shares Subscribed	—	741
Shares Issued on Distributions Reinvested	57	18
Net Increase in Class IS Shares Outstanding	57	759

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Advantage Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$17.47		$17.40		$16.83		$16.41		$12.40
Income from Investment Operations:
Net Investment Income(2)	0.00	(3)	0.07		0.01		0.04		0.01
Net Realized and Unrealized Gain	5.57		0.42		2.11		1.15		4.54
Total from Investment Operations	5.57		0.49		2.12		1.19		4.55
Distributions from and/or in Excess of:
Net Investment Income	—		(0.04)		(0.02)		(0.01)		—
Net Realized Gain	(1.59)		(0.38)		(1.53)		(0.76)		(0.54)
Total Distributions	(1.59)		(0.42)		(1.55)		(0.77)		(0.54)
Net Asset Value, End of Period	$21.45		$17.47		$17.40		$16.83		$16.41
Total Return(4)	32.06%		2.82%		12.56%		7.43%		37.11%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$54,002		$42,695		$24,718		$17,971		$14,712
Ratio of Expenses to Average Net Assets(8)	0.84	%(5)	0.84	%(5)	0.86	%(5)(6)	1.04	%(5)	1.04	%(5)
Ratio of Net Investment Income to Average Net Assets(8)	0.02	%(5)	0.38	%(5)	0.06	%(5)	0.23	%(5)	0.11	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(7)	0.01%		0.01%
Portfolio Turnover Rate	65%		79%		51%		31%		36%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.09%		1.15%		1.49%		1.78%		2.33%
Net Investment Income (Loss) to Average Net Assets	(0.23)%		0.07%		(0.57)%		(0.51)%		(1.18)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.85% for Class I shares. Prior to January 23, 2015, the maximum ratio was 1.05% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Advantage Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$17.26		$17.22		$16.70		$16.34		$12.39
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.06)		0.01		(0.06)		(0.03)		(0.07)
Net Realized and Unrealized Gain	5.49		0.41		2.11		1.15		4.56
Total from Investment Operations	5.43		0.42		2.05		1.12		4.49
Distributions from and/or in Excess of:
Net Realized Gain	(1.59)		(0.38)		(1.53)		(0.76)		(0.54)
Net Asset Value, End of Period	$21.10		$17.26		$17.22		$16.70		$16.34
Total Return(3)	31.64%		2.47%		12.20%		7.05%		36.65%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$23,715		$19,850		$11,939		$3,738		$3,134
Ratio of Expenses to Average Net Assets(8)	1.19	%(4)	1.19	%(4)	1.18	%(4)(6)	1.39	%(4)	1.35	%(4)(5)
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	(0.32	)%(4)	0.04	%(4)	(0.31	)%(4)	(0.15	)%(4)	(0.44	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.01%		0.00	%(7)
Portfolio Turnover Rate	65%		79%		51%		31%		36%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.39%		1.43%		1.87%		2.14%		2.68%
Net Investment Loss to Average Net Assets	(0.52)%		(0.20)%		(1.00)%		(0.90)%		(1.77)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

(6)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class A shares. Prior to January 23, 2015, the maximum ratio was 1.40% for Class A shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Advantage Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$17.46		$17.40		$16.82		$16.42		$12.42
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.02)		0.04		(0.01)		0.02		(0.01)
Net Realized and Unrealized Gain	5.57		0.43		2.12		1.14		4.55
Total from Investment Operations	5.55		0.47		2.11		1.16		4.54
Distributions from and/or in Excess of:
Net Investment Income	—		(0.03)		—		(0.00	)(3)	—
Net Realized Gain	(1.59)		(0.38)		(1.53)		(0.76)		(0.54)
Total Distributions	(1.59)		(0.41)		(1.53)		(0.76)		(0.54)
Net Asset Value, End of Period	$21.42		$17.46		$17.40		$16.82		$16.42
Total Return(4)	31.96%		2.72%		12.47%		7.28%		36.97%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,077		$3,684		$5,369		$6,549		$3,908
Ratio of Expenses to Average Net Assets(8)	0.96	%(5)	0.91	%(5)	0.97	%(5)(7)	1.18	%(5)	1.08	%(5)(6)
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	(0.10	)%(5)	0.26	%(5)	(0.03	)%(5)	0.12	%(5)	(0.06	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	65%		79%		51%		31%		36%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.87%		1.85%		2.33%		2.64%		3.10%
Net Investment Loss to Average Net Assets	(1.01)%		(0.68)%		(1.39)%		(1.34)%		(2.08)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.19% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.09% for Class L shares.

(7)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.99% for Class L shares. Prior to January 23, 2015, the maximum ratio was 1.19% for Class L shares.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Advantage Portfolio

	Class C
	Year Ended December 31,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$17.16		$17.25		$18.08
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.20)		(0.12)		(0.14)
Net Realized and Unrealized Gain	5.45		0.41		0.86
Total from Investment Operations	5.25		0.29		0.72
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.02)
Net Realized Gain	(1.59)		(0.38)		(1.53)
Total Distributions	(1.59)		(0.38)		(1.55)
Net Asset Value, End of Period	$20.82		$17.16		$17.25
Total Return(4)	30.77%		1.71%		3.91	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,835		$6,376		$1,776
Ratio of Expenses to Average Net Assets(8)	1.90	%(5)	1.94	%(5)	1.94	%(5)(7)
Ratio of Net Investment Loss to Average Net Assets(8)	(1.01	)%(5)	(0.72	)%(5)	(1.15	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01	%(7)
Portfolio Turnover Rate	65%		79%		51%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.10%		2.20%		2.83	%(7)
Net Investment Loss to Average Net Assets	(1.21)%		(0.98)%		(2.04	)%(7)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Advantage Portfolio

	Class IS
	Year Ended December 31,								Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$17.48		$17.42		$16.84		$16.41		$14.59
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.01		0.08		0.02		0.04		(0.01)
Net Realized and Unrealized Gain	5.59		0.41		2.11		1.16		2.21
Total from Investment Operations	5.60		0.49		2.13		1.20		2.20
Distributions from and/or in Excess of:
Net Investment Income	—		(0.05)		(0.02)		(0.01)		—
Net Realized Gain	(1.59)		(0.38)		(1.53)		(0.76)		(0.38)
Total Distributions	(1.59)		(0.43)		(1.55)		(0.77)		(0.38)
Net Asset Value, End of Period	$21.49		$17.48		$17.42		$16.84		$16.41
Total Return(4)	32.22%		2.79%		12.65%		7.50%		15.15	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$17,542		$13,273		$12		$12		$11
Ratio of Expenses to Average Net Assets(11)	0.80	%(5)	0.80	%(5)	0.82	%(5)(7)	1.00	%(5)	1.01	%(5)(6)(10)
Ratio of Net Investment Income (Loss) to Average Net Assets(11)	0.07	%(5)	0.46	%(5)	0.10	%(5)	0.26	%(5)	(0.25	)%(5)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(8)	0.01%		0.00	%(8)(10)
Portfolio Turnover Rate	65%		79%		51%		31%		36%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.01%		1.05%		14.53%		18.84%		7.31	%(10)
Net Investment Income (Loss) to Average Net Assets	(0.14)%		0.21%		(13.61)%		(17.58)%		(6.55	)%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.01% for Class IS shares.

(7)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.81% for Class IS shares. Prior to January 23, 2015, the maximum ratio was 1.01% for Class IS shares.

(8)  Amount is less than 0.005%.

(9)  Not annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Advantage Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation

Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$9,495	$—	$—	$9,495
Automobiles	1,208	—	—	1,208
Capital Markets	2,738	—	—	2,738
Chemicals	1,767	—	—	1,767
Construction Materials	3,533	—	—	3,533
Diversified Financial Services	5,731	—	—	5,731
Health Care Equipment & Supplies	2,726	—	—	2,726
Hotels, Restaurants & Leisure	5,467	—	—	5,467
Household Durables	1,121	—	—	1,121
Information Technology Services	1,667	—	—	1,667
Insurance	1,148	—	—	1,148
Internet & Direct Marketing Retail	11,019	—	—	11,019
Internet Software & Services	15,320	—	—	15,320
Machinery	1,592	—	—	1,592
Media	4,898	—	—	4,898
Pharmaceuticals	2,728	—	—	2,728
Professional Services	1,669	—	—	1,669
Road & Rail	6,098	—	—	6,098
Software	11,149	—	—	11,149
Specialty Retail	8,288	—	—	8,288
Textiles, Apparel & Luxury Goods	3,036	5,424	—	8,460
Total Common Stocks	102,398	5,424	—	107,822
Call Options Purchased	—	32	—	32
Short-Term Investment
Investment Company	3,431	—	—	3,431
Total Assets	$105,829	$5,456	$—	$111,285

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, the Fund did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Option Purchased	Investments, at Value (Options Purchased)	Currency Risk	$32	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(93	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(172	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Options Purchased	$32	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$32	(e)	$—	$—	$32

(e) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

For the year ended December 31, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	23,015,000

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.65%	0.60%	0.55%

For the year ended December 31, 2017, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.45% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I shares, 1.20% for Class A shares, 0.99% for Class L shares, 1.95% for Class C shares and 0.81% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $187,000 of advisory fees were waived and approximately $28,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year from the date of the Fund's prospectus, the 12b-1 fees on Class L shares of the Fund to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis. For the year ended December 31, 2017, this waiver amounted to approximately $29,000.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $62,544,000 and $65,953,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $5,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$2,300	$38,308	$37,177	$22
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$3,431

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$761	$7,033	$166	$1,650

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains

(losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, return of capital distributions from real estate investment trust, nondeductible expenses and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Accumulated Net Investment Loss (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$151	$(151)	$—	@

@ Amount is less than $500

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$407	$1,772

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 43.0%.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Advantage Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Advantage Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Advantage Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017. For corporate shareholders 67.4% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $7,033,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $761,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

35

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIADVANN
2008051 EXP. 02.28.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Asia Opportunity Portfolio

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	27
Federal Tax Notice	28
Privacy Notice	29
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Asia Opportunity Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Expense Example (unaudited)

Asia Opportunity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Asia Opportunity Portfolio Class I	$1,000.00	$1,298.60	$1,019.86	$6.14	$5.40	1.06%
Asia Opportunity Portfolio Class A	1,000.00	1,295.50	1,017.95	8.33	7.32	1.44
Asia Opportunity Portfolio Class C	1,000.00	1,291.10	1,014.17	12.65	11.12	2.19
Asia Opportunity Portfolio Class IS	1,000.00	1,298.60	1,019.96	6.03	5.30	1.04

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

Asia Opportunity Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 76.82%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country Asia ex Japan Index (the "Index"), which returned 41.72%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Asia ex Japan was the top-performing region in 2017, as a surge in technology shares strongly benefited the region, China's economy delivered within expectations and the weaker U.S. dollar was favorable for emerging markets, in particular.

•  Asian equity markets advanced 41.72% for the 12-month period ended December 31, 2017, as measured by the Index. Against this backdrop, our team remained focused on assessing company prospects over a longer-term period of three to five years, and owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

•  The team manages focused portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. Our longer-term focus results in lower turnover than many of our peers. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process.

•  For the 12-month period, the Fund outperformed the Index due to favorable stock selection and sector allocation.

•  The Fund's outperformance was driven by stock selection in the consumer discretionary, consumer staples and health care sectors.

•  Overweight exposures to the consumer staples and health care sectors, and an underweight allocation to information technology were disadvantageous to performance.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The team seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We remain focused on assessing company prospects over a longer-term period of three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

•  At the close of the period, consumer discretionary represented the largest sector weight in the Fund, followed by information technology and consumer staples. The team's bottom-up investment process resulted in sector overweight positions in consumer discretionary, consumer staples and health care and underweight positions in financials, industrials, real estate, information technology, materials, energy, telecommunication services and utilities.

*  Minimum Investment for Class I shares

**  Commenced Operations on December 29, 2015.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be impacted by additional fees assessed to those classes (if applicable).

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Asia Opportunity Portfolio

Performance Compared to the MSCI All Country Asia ex Japan Index(1) and the Lipper Pacific Region ex Japan Funds Index(2)

	Period Ended December 31, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	76.82%	—	—	32.18%
Fund — Class A Shares w/o sales charges(4)	76.17	—	—	31.71
Fund — Class A Shares with maximum 5.25% sales charges(4)	66.85	—	—	28.24
Fund — Class C Shares w/o sales charges(4)	74.85	—	—	30.71
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	73.85	—	—	30.71
Fund — Class IS Shares w/o sales charges(4)	76.82	—	—	32.21
MSCI All Country Asia ex Japan Index	41.72	—	—	22.06
Lipper Pacific Region ex Japan Funds Index	40.65	—	—	18.30

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country Asia ex Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Pacific Region ex Japan Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Pacific Region ex Japan Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Pacific Region ex Japan Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 29, 2015.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments

Asia Opportunity Portfolio

	Shares	Value (000)
Common Stocks (90.0%)
China (67.5%)
Alibaba Group Holding Ltd. ADR (a)(b)	5,056	$872
Baozun, Inc ADR (a)(b)	20,282	640
China Lodging Group Ltd. ADR	6,602	954
China Resources Beer Holdings Co., Ltd. (c)	236,300	848
Ctrip.com International Ltd. ADR (a)(b)	8,898	392
Foshan Haitian Flavouring & Food Co., Ltd., Class A	116,198	960
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	65,300	323
JD.com, Inc. ADR (b)	15,417	639
Jiangsu Hengrui Medicine Co., Ltd., Class A	54,534	577
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	25,100	443
Kweichow Moutai Co., Ltd., Class A	9,300	996
NetEase, Inc. ADR	583	201
New Oriental Education & Technology Group, Inc. ADR	7,763	730
Oppein Home Group, Inc., Class A (b)	4,547	82
Shenzhou International Group Holdings Ltd. (c)	62,000	589
Sino Biopharmaceutical Ltd. (c)	299,000	529
Suofeiya Home Collection Co., Ltd., Class A	76,802	434
TAL Education Group ADR	33,372	991
Tencent Holdings Ltd. (c)	34,600	1,789
		12,989
Hong Kong (2.8%)
AIA Group Ltd.	63,700	543
India (4.8%)
HDFC Bank Ltd. ADR	9,027	918
Korea, Republic of (6.5%)
Loen Entertainment, Inc. (b)	3,656	384
NAVER Corp.	1,055	857
		1,241
Philippines (2.0%)
Jollibee Foods Corp.	39,150	198
Universal Robina Corp.	64,480	195
		393
Taiwan (6.4%)
Nien Made Enterprise Co., Ltd.	40,000	427
Silergy Corp.	11,000	252
Taiwan Semiconductor Manufacturing Co., Ltd.	72,000	553
		1,232
Total Common Stocks (Cost $11,879)		17,316
Participation Note (2.5%)
China (2.5%)
Jiangsu Yanghe Brewery, Class A, Equity Linked Notes, expires 1/10/18 (b) (Cost $282)	27,441	484
Short-Term Investments (11.1%)
Securities held as Collateral on Loaned Securities (3.5%)
Investment Company (2.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	490,050	490
	Face Amount (000)	Value (000)
Repurchase Agreements (0.9%)
Barclays Capital, Inc., (1.37%, dated 12/29/17, due 1/2/18; proceeds $113; fully collateralized by a U.S. Government obligation; 1.75% due 5/15/23; valued at $115)	$113	$113
HSBC Securities USA, Inc., (1.30%, dated 12/29/17, due 1/2/18; proceeds $9; fully collateralized by a U.S. Government obligation; 3.00% due 2/15/47; valued at $9)	8	8
Merrill Lynch & Co., Inc., (1.42%, dated 12/29/17, due 1/2/18; proceeds $58; fully collateralized by a U.S. Government obligation; 2.00% due 12/31/21; valued at $59)	58	58
		179
Total Securities held as Collateral on Loaned Securities (Cost $669)		669
	Shares
Investment Company (7.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $1,457)	1,456,548	1,457
Total Short-Term Investments (Cost $2,126)		2,126
Total Investments Excluding Purchased Options (103.6%) (Cost $14,287)		19,926
Total Purchased Options Outstanding (0.02%) (Cost $17)		4
Total Investments (103.6%) (Cost $14,304) including $1,662 of securities of loaned (d)(e)		19,930
Liabilities in Excess of Other Assets (–3.6%)		(696)
Net Assets (100.0%)		$19,234

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  All or a portion of this security was on loan at December 31, 2017.

(b)  Non-income producing security.

(c)  Security trades on the Hong Kong exchange.

(d)  The approximate fair value and percentage of net assets, $10,979,000 and 57.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $14,316,000. The aggregate gross unrealized appreciation is approximately $5,698,000 and the aggregate gross unrealized depreciation is approximately $83,000, resulting in net unrealized appreciation of approximately $5,615,000.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Asia Opportunity Portfolio

Call Option Purchased:

The Fund had the following call option purchased open at December 31, 2017:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
Royal Bank of Scotland	USD/CNH	CNH	7.52	Nov-18	4,184,264	4,184	$4	$17	$(13)

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Internet Software & Services	22.6%
Other**	21.7
Beverages	14.4
Diversified Consumer Services	8.9
Food Products	7.7
Short-Term Investments	7.6
Hotels, Restaurants & Leisure	6.0
Pharmaceuticals	5.7
Internet & Direct Marketing Retail	5.4
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2017.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Asia Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $12,357)	$17,983
Investment in Security of Affiliated Issuer, at Value (Cost $1,947)	1,947
Total Investments in Securities, at Value (Cost $14,304)	19,930
Foreign Currency, at Value (Cost $11)	11
Due from Adviser	58
Receivable for Fund Shares Sold	25
Receivable for Investments Sold	9
Receivable from Affiliate	1
Receivable from Securities Lending Income	1
Other Assets	42
Total Assets	20,077
Liabilities:
Collateral on Securities Loaned, at Value	669
Payable for Investments Purchased	91
Payable for Professional Fees	49
Payable for Custodian Fees	16
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	1
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Other Liabilities	14
Total Liabilities	843
Net Assets	$19,234
Net Assets Consist Of:
Paid-in-Capital	$13,419
Accumulated Net Investment Loss	(56)
Accumulated Undistributed Net Realized Gain	245
Unrealized Appreciation (Depreciation) on:
Investments	5,626
Foreign Currency Translations	(—	@)
Net Assets	$19,234

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Asia Opportunity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2017 (000)
CLASS I:
Net Assets	$15,913
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	940,602
Net Asset Value, Offering and Redemption Price Per Share	$16.92
CLASS A:
Net Assets	$2,873
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	170,611
Net Asset Value, Redemption Price Per Share	$16.84
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.93
Maximum Offering Price Per Share	$17.77
CLASS C:
Net Assets	$431
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	25,782
Net Asset Value, Offering and Redemption Price Per Share	$16.73
CLASS IS:
Net Assets	$17
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$16.92
(1) Including: Securities on Loan, at Value:	$1,662

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Asia Opportunity Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $5 of Foreign Taxes Withheld)	$80
Dividends from Security of Affiliated Issuer (Note G)	7
Income from Securities Loaned — Net	5
Total Investment Income	92
Expenses:
Professional Fees	130
Advisory Fees (Note B)	93
Registration Fees	49
Custodian Fees (Note F)	26
Shareholder Reporting Fees	17
Administration Fees (Note C)	9
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Shareholder Services Fees — Class A (Note D)	4
Distribution and Shareholder Services Fees — Class C (Note D)	2
Pricing Fees	5
Directors' Fees and Expenses	3
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class A	— @
Sub Transfer Agency Fees — Class C	— @
Other Expenses	27
Total Expenses	373
Expenses Reimbursed by Adviser (Note B)	(142)
Waiver of Advisory Fees (Note B)	(93)
Reimbursement of Class Specific Expenses — Class A (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Net Expenses	132
Net Investment Loss	(40)
Realized Gain (Loss):
Investments Sold	570
Foreign Currency Transactions	(10)
Net Realized Gain	560
Change in Unrealized Appreciation (Depreciation):
Investments	5,612
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	5,612
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	6,172
Net Increase in Net Assets Resulting from Operations	$6,132

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Asia Opportunity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(40)	$(20)
Net Realized Gain (Loss)	560	(57)
Net Change in Unrealized Appreciation (Depreciation)	5,612	5
Net Increase (Decrease) in Net Assets Resulting from Operations	6,132	(72)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(46)
Net Realized Gain	(177)	—
Paid-in-Capital	—	(75)
Class A:
Net Investment Income	—	(2)
Net Realized Gain	(32)	—
Paid-in-Capital	—	(5)
Class C:
Net Realized Gain	(5)	—
Paid-in-Capital	—	(— @)
Class IS:
Net Investment Income	—	(— @)
Net Realized Gain	(— @)	—
Paid-in-Capital	—	(— @)
Total Distributions	(214)	(128)
Capital Share Transactions:(1)
Class I:
Subscribed	5,518	—
Distributions Reinvested	82	13
Redeemed	(172)	—
Class A:
Subscribed	1,637	550
Distributions Reinvested	32	7
Redeemed	(80)	(27)
Class C:
Subscribed	333	—
Distributions Reinvested	5	—
Net Increase in Net Assets Resulting from Capital Share Transactions	7,355	543
Redemption Fees	1	—
Total Increase in Net Assets	13,274	343
Net Assets:
Beginning of Period	5,960	5,617
End of Period (Including Accumulated Net Investment Loss and Distributions in Excess of Net Investment Income of $(56) and $(64), respectively)	$19,234	$5,960

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Asia Opportunity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	388	—
Shares Issued on Distributions Reinvested	5	1
Shares Redeemed	(11)	—
Net Increase in Class I Shares Outstanding	382	1
Class A:
Shares Subscribed	118	56
Shares Issued on Distributions Reinvested	2	1
Shares Redeemed	(5)	(3)
Net Increase in Class A Shares Outstanding	115	54
Class C:
Shares Subscribed	25	—
Shares Issued on Distributions Reinvested	— @@	—
Net Increase in Class C Shares Outstanding	25	—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Asia Opportunity Portfolio

	Class I
	Year Ended December 31,				Period from December 29, 2015(1) to
Selected Per Share Data and Ratios	2017		2016		December 31, 2015
Net Asset Value, Beginning of Period	$9.68		$10.03		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.04)		(0.03)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	7.47		(0.10)		0.03
Total from Investment Operations	7.43		(0.13)		0.03
Distributions from and/or in Excess of:
Net Investment Income	—		(0.08)		—
Net Realized Gain	(0.19)		—		—
Paid-in-Capital	—		(0.14)		—
Total Distributions	(0.19)		(0.22)		—
Redemption Fees	0.00	(3)	—		—
Net Asset Value, End of Period	$16.92		$9.68		$10.03
Total Return(4)	76.82%		(1.34)%		0.30	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$15,913		$5,405		$5,587
Ratio of Expenses to Average Net Assets(8)	1.06	%(5)	1.08	%(5)	1.03	%(5)(7)
Ratio of Net Investment Loss to Average Net Assets(8)	(0.27	)%(5)	(0.31	)%(5)	(0.71	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.04	%(7)
Portfolio Turnover Rate	50%		44%		0	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.10%		5.28%		125.50	%(7)
Net Investment Loss to Average Net Assets	(2.31)%		(4.51)%		(125.18	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Asia Opportunity Portfolio

	Class A
	Year Ended December 31,				Period from December 29, 2015(1) to
Selected Per Share Data and Ratios	2017		2016		December 31, 2015
Net Asset Value, Beginning of Period	$9.67		$10.03		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.10)		(0.08)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	7.46		(0.09)		0.03
Total from Investment Operations	7.36		(0.17)		0.03
Distributions from and/or in Excess of:
Net Investment Income	—		(0.05)		—
Net Realized Gain	(0.19)		—		—
Paid-in-Capital	—		(0.14)		—
Total Distributions	(0.19)		(0.19)		—
Redemption Fees	0.00	(3)	—		—
Net Asset Value, End of Period	$16.84		$9.67		$10.03
Total Return(4)	76.17%		(1.67)%		0.30	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,873		$535		$10
Ratio of Expenses to Average Net Assets(8)	1.44	%(5)	1.44	%(5)	1.40	%(5)(7)
Ratio of Net Investment Loss to Average Net Assets(8)	(0.69	)%(5)	(0.78	)%(5)	(1.09	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.05	%(7)
Portfolio Turnover Rate	50%		44%		0	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.50%		6.36%		139.50	%(7)
Net Investment Loss to Average Net Assets	(2.75)%		(5.70)%		(139.19	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not annualized.

(7)  Annualized.
The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Asia Opportunity Portfolio

	Class C
	Year Ended December 31,				Period from December 29, 2015(1) to
Selected Per Share Data and Ratios	2017		2016		December 31, 2015
Net Asset Value, Beginning of Period	$9.68		$10.03		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.22)		(0.14)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	7.46		(0.10)		0.03
Total from Investment Operations	7.24		(0.24)		0.03
Distributions from and/or in Excess of:
Net Realized Gain	(0.19)		—		—
Paid-in-Capital	—		(0.11)		—
Total Distributions	(0.19)		(0.11)		—
Redemption Fees	0.00	(3)	—		—
Net Asset Value, End of Period	$16.73		$9.68		$10.03
Total Return(4)	74.85%		(2.44)%		0.30	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$431		$10		$10
Ratio of Expenses to Average Net Assets(8)	2.19	%(5)	2.19	%(5)	2.17	%(5)(7)
Ratio of Net Investment Loss to Average Net Assets(8)	(1.51	)%(5)	(1.42	)%(5)	(1.84	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.03	%(7)
Portfolio Turnover Rate	50%		44%		0	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	5.26%		27.34%		140.25	%(7)
Net Investment Loss to Average Net Assets	(4.58)%		(26.57)%		(139.92	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Asia Opportunity Portfolio

	Class IS
	Year Ended December 31,				Period from December 29, 2015(1) to
Selected Per Share Data and Ratios	2017		2016		December 31, 2015
Net Asset Value, Beginning of Period	$9.68		$10.03		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.02)		(0.03)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	7.45		(0.10)		0.03
Total from Investment Operations	7.43		(0.13)		0.03
Distributions from and/or in Excess of:
Net Investment Income	—		(0.08)		—
Net Realized Gain	(0.19)		—		—
Paid-in-Capital	—		(0.14)		—
Total Distributions	(0.19)		(0.22)		—
Redemption Fees	0.00	(3)	—		—
Net Asset Value, End of Period	$16.92		$9.68		$10.03
Total Return(4)	76.82%		(1.29)%		0.30	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$17		$10		$10
Ratio of Expenses to Average Net Assets(8)	1.04	%(5)	1.04	%(5)	1.02	%(5)(7)
Ratio of Net Investment Loss to Average Net Assets(8)	(0.18	)%(5)	(0.26	)%(5)	(0.69	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.03	%(7)
Portfolio Turnover Rate	50%		44%		0	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	17.65%		25.20%		139.25	%(7)
Net Investment Loss to Average Net Assets	(16.79)%		(24.42)%		(138.92	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Asia Opportunity Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$918	$—	$—	$918
Beverages	—	2,287	—	2,287
Diversified Consumer Services	1,721	—	—	1,721
Food Products	—	1,478	—	1,478
Hotels, Restaurants & Leisure	954	198	—	1,152
Household Durables	—	943	—	943
Insurance	—	543	—	543
Internet & Direct Marketing Retail	1,031	—	—	1,031
Internet Software & Services	1,713	2,646	—	4,359
Media	—	384	—	384
Pharmaceuticals	—	1,106	—	1,106
Semiconductors & Semiconductor Equipment	—	805	—	805
Textiles, Apparel & Luxury Goods	—	589	—	589
Total Common Stocks	6,337	10,979	—	17,316
Participation Note	—	484	—	484
Short-Term Investments
Investment Company	1,947	—	—	1,947
Repurchase Agreements	—	179	—	179
Total Short-Term Investments	1,947	179	—	2,126
Call Option Purchased	—	4	—	4
Total Assets	$8,284	$11,646	$—	$19,930

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $8,418,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Option Purchased	Investments, at Value (Option Purchased)	Currency Risk	$4	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(1	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(12	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Option Purchased	$4	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$4	(a)	$—	$—	$4

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

For the year ended December 31, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	706,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$1,662	(e)	$—	$(1,662	)(f)(g)	$0

(e) Represents market value of loaned securities at year end.

(f) The Fund received cash collateral of approximately $669,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $1,044,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(g) The actual collateral received is greater than the amount shown here due to overcollateralization.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

FASB ASC 860 "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$669	$—	$—	$—	$669
Total Borrowings	$669	$—	$—	$—	$669
Gross amount of recognized liabilities for securities lending transactions					$669

7.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

8.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

9.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

11.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2017, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares, 1.45% for Class A shares, 2.20% for Class C shares and 1.05% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $93,000 of advisory fees were waived and approximately $146,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $11,223,000 and $5,188,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $2,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$381	$8,957	$7,391	$7
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$1,947

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the three-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)
$195	$19	$48	$—	$80

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, a dividend redesignation and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Accumulated Net Investment Loss (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$48	$(48)	$—

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$257	$—

During the year ended December 31, 2017, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $52,000.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 33.4%.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Asia Opportunity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Asia Opportunity Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from December 29, 2015 (commencement of operations) through December 31, 2015 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Asia Opportunity Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from December 29, 2015 (commencement of operations) through December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017.

The Fund designated and paid approximately $19,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $48,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $5,000 and has derived net income from sources within foreign countries amounting to approximately $85,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

36

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIASOPPANN
2008027 EXP. 02.28.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Breakout Nations Portfolio

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	26
Federal Tax Notice	27
Privacy Notice	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Emerging Markets Breakout Nations Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Expense Example (unaudited)

Emerging Markets Breakout Nations Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Breakout Nations Portfolio Class I	$1,000.00	$1,088.20	$1,019.61	$5.84	$5.65	1.11%
Emerging Markets Breakout Nations Portfolio Class A	1,000.00	1,086.20	1,017.49	8.05	7.78	1.53
Emerging Markets Breakout Nations Portfolio Class C	1,000.00	1,081.80	1,013.66	12.02	11.62	2.29
Emerging Markets Breakout Nations Portfolio Class IS	1,000.00	1,088.50	1,019.76	5.69	5.50	1.08

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

Emerging Markets Breakout Nations Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 22.44%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI Emerging Markets Net Index (the "Index"), which returned 37.28%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Emerging markets (EM) equities outperformed developed market equities in 2017 with the Index returning 37.28% versus the MSCI World Index return of 22.40%. The strong EM equity rally in 2017 is notable for several reasons. As with the U.S. bull market in 2017, technology companies within EM have dominated the surge. On both a sector and country basis, market leadership has been narrow relative to history and it is the first time in almost two decades that EM has not been driven by commodity prices.(i) Further, volatility has been extremely low and the minor 5% drawdown in 2017 was the smallest in EM since 1993.(ii)

•  Information technology (IT) companies in EM gained 61% in 2017 (as measured by the Index) and dominated returns to an extent not seen since the dot-com era of the late 1990s.(i) Real estate and consumer discretionary also outperformed the Index, up 49% and 40%, respectively. The Fund's portfolio had an average weight over the year of just 3% in technology versus the Index's weight at 26%, although we added to technology in the fourth quarter of 2017 and the weight at period end was 8%.

•  China (+54%), Poland (+55%) and South Korea (+47%) were the only countries to meaningfully outperform the Index. The portfolio was underweight to both China (1.5% average weight versus the Index) and South Korea (zero weight). The largest country overweight in the portfolio was to Poland (9% in the portfolio versus 1% index average weight).

•  We have long held underweight allocations to China and Korea over concern about each country's slowing economic growth and China's massive debt build-up in its "old" and state-controlled portions of the economy and market.

•  The two most significant detractors from returns were our underweight allocations to China and technology. Our stock selection in China was a significant contributor, following only stock selection in Egypt in terms of contribution. Stock selection in materials and consumer staples also hampered returns.

•  Our overweight allocation to Poland, stock selection in Egypt, an overweight allocation to Argentina and zero weights in Russia and Taiwan contributed to portfolio performance. Poland remains our largest overweight allocation in the portfolio. We think that growth in Eastern Europe should remain healthy, driven by strong consumption, which has been supported by increases in both employment and real wages. We also now expect fixed investment growth to accelerate, which should bolster overall growth and improve its quality. Finally, there are now consistent signs that inflation is returning to the region, which should eventually lead to a normalization of interest rates, which remain negative in real terms throughout the region. In sum, we see the region as offering attractive investment opportunities through a combination of solid economic growth, emerging reflationary trends, attractive currencies and overlooked equity markets.

•  Currency exposures, which are sometimes managed using currency forwards, contributed positively during the period.

•  Stock index futures are sometimes utilized to gain market exposure and contributed positively during the period.

(i)  Source: Morgan Stanley Investment Management, FactSet and Haver Analytics

(ii)  Source: Morgan Stanley Investment Management, Bloomberg L.P. and FactSet

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Emerging Markets Breakout Nations Portfolio

Management Strategies

•  Historically, when markets become this stretched, they tend to snap back into some semblance of balance. That snap could produce the first significant corrections in many months. When it comes to pass, it could also produce a shift toward sectors and countries that have been overlooked and have underperformed, as investors were all-consumed by the tech story. The global recovery has been unusually broad, lifting every major economy out of the doldrums, and creating potential opportunity in many sectors.

•  What keeps EM equities in good health as an asset class — even if they do experience a drawdown — is that for EM in aggregate, the EM current account is in surplus and the capital account is no longer negative, placing the asset class in better shape to sustain what has been a gradually rising U.S. interest rate environment. This has been a well-signaled U.S. rate hike cycle and the Federal Reserve's moves have been only 25 basis points at a time — in sharp contrast to the abrupt and larger rate hikes that occurred in the 1990s and early 2000s.

•  With all this in mind, we continue to own technology companies that are growing for structural reasons; we are underweight more cyclical technology plays.

•  We are constructive on those EM financials benefiting from under-penetrated credit markets and favorable interest rate environments in individual countries, and on companies benefiting from healthy domestic demand, particularly in regard to health care, travel and leisure, and select consumer discretionary and staples names.

•  On a country basis, we continue to be overweight Eastern Europe, Indonesia, India, Argentina and the Philippines on their strong growth prospects, domestic demand and reform momentum. We are avoiding countries with decelerating growth or heavy dependence on exports such as Taiwan, Korea, Turkey and Russia.

*  Minimum Investment for Class I shares

**  Commenced Operations on December 15, 2016.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Emerging Markets Breakout Nations Portfolio

Performance Compared to the MSCI Emerging Markets Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	22.44%	—	—	23.14%
Fund — Class A Shares w/o sales charges(4)	22.01	—	—	22.62
Fund — Class A Shares with maximum 5.25% sales charges(4)	15.62	—	—	16.49
Fund — Class C Shares w/o sales charges(4)	21.09	—	—	21.73
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	20.09	—	—	21.73
Fund — Class IS Shares w/o sales charges(4)	22.47	—	—	23.18
MSCI Emerging Markets Net Index	37.28	—	—	36.36
Lipper Emerging Markets Funds Index	35.56	—	—	34.29

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 24 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 15, 2016.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments

Emerging Markets Breakout Nations Portfolio

	Shares	Value (000)
Common Stocks (80.1%)
Argentina (6.0%)
Banco Macro SA ADR	846	$98
BBVA Banco Frances SA ADR	1,617	41
Grupo Financiero Galicia SA ADR	1,969	129
Loma Negra Cia Industrial Argentina SA ADR (a)	1,548	36
Telecom Argentina SA ADR	1,536	56
		360
Bangladesh (3.6%)
Beximco Pharmaceuticals Ltd.	53,182	66
GrameenPhone Ltd.	7,559	43
Olympic Industries Ltd.	19,098	66
Square Pharmaceuticals Ltd.	10,853	40
		215
Brazil (8.6%)
B3 SA — Brasil Bolsa Balcao	8,364	57
Banco Bradesco SA (Preference)	10,531	108
BRF SA (a)	4,758	54
Itau Unibanco Holding SA (Preference)	8,579	111
Lojas Renner SA	7,075	75
Petroleo Brasileiro SA (a)	9,934	51
Petroleo Brasileiro SA (Preference) (a)	11,428	56
		512
China (9.8%)
AAC Technologies Holdings, Inc. (b)	500	9
Alibaba Group Holding Ltd. ADR (a)	651	112
China Mengniu Dairy Co., Ltd. (a)(b)	5,000	15
CSPC Pharmaceutical Group Ltd. (b)	8,000	16
JD.com, Inc. ADR (a)	737	31
NetEase, Inc. ADR	36	12
New Oriental Education & Technology Group, Inc. ADR	185	17
Shenzhou International Group Holdings Ltd. (b)	2,000	19
Sino Biopharmaceutical Ltd. (b)	17,000	30
Sogou, Inc. ADR (a)	771	9
TAL Education Group ADR	887	26
Tencent Holdings Ltd. (b)	5,600	290
		586
Czech Republic (3.2%)
Komercni Banka AS	4,392	189
Egypt (4.2%)
Commercial International Bank Egypt SAE GDR	26,816	117
Egyptian Financial Group-Hermes Holding Co.	11,860	16
Egyptian Financial Group-Hermes Holding Co. GDR	25,030	63
Integrated Diagnostics Holdings PLC (c)	11,129	52
		248
India (1.9%)
HDFC Bank Ltd. ADR	279	28
ICICI Bank Ltd. ADR	8,639	84
		112
	Shares	Value (000)
Indonesia (8.8%)
Astra International Tbk PT	142,600	$87
Bank Mandiri Persero Tbk PT	182,900	108
Bumi Serpong Damai Tbk PT	316,400	40
Semen Indonesia Persero Tbk PT	101,300	74
Telekomunikasi Indonesia Persero Tbk PT	282,800	92
Unilever Indonesia Tbk PT	21,000	86
XL Axiata Tbk PT (a)	174,400	38
		525
Malaysia (5.1%)
Genting Malaysia Bhd	46,740	65
IHH Healthcare Bhd	47,700	69
Malayan Banking Bhd	23,840	57
Malaysia Airports Holdings Bhd	20,600	45
Sime Darby Bhd	26,960	15
Sime Darby Plantation Bhd (a)	26,960	40
Sime Darby Property Bhd (a)	29,360	13
		304
Mexico (4.4%)
Alsea SAB de CV	10,557	35
Fomento Economico Mexicano SAB de CV ADR	993	93
Grupo Financiero Banorte SAB de CV Series O	24,050	132
		260
Pakistan (0.1%)
Lucky Cement Ltd.	400	2
Maple Leaf Cement Factory Ltd.	5,918	4
		6
Peru (4.8%)
Credicorp Ltd.	1,376	285
Philippines (6.3%)
Ayala Corp.	1,300	27
Ayala Land, Inc.	27,900	25
Metropolitan Bank & Trust Co.	85,900	174
SM Investments Corp.	7,420	147
		373
Poland (9.8%)
Bank Zachodni WBK SA	841	96
CCC SA	1,194	97
Jeronimo Martins SGPS SA	2,673	52
LPP SA	31	79
Powszechna Kasa Oszczednosci Bank Polski SA (a)	10,173	129
Powszechny Zaklad Ubezpieczen SA	10,752	130
		583
United States (1.9%)
MercadoLibre, Inc.	358	113
Vietnam (1.6%)
Saigon Beer Alcohol Beverage Corp.	1,510	17
Vietjet Aviation JSC	7,354	47
Vietnam Dairy Products JSC	3,610	33
		97
Total Common Stocks (Cost $3,976)		4,768

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Emerging Markets Breakout Nations Portfolio

	Shares	Value (000)
Participation Notes (3.3%)
Vietnam (3.3%)
Bank for Foreign Trade of Vietnam JSC, Equity Linked Notes, expires 12/17/18 (a)	23,164	$56
Vietnam Dairy Products JSC, Equity Linked Notes, expires 11/20/20 (a)	14,960	137
Total Participation Notes (Cost $132)		193
Investment Company (5.0%)
India (5.0%)
iShares MSCI India ETF (Cost $265)	8,204	296
Short-Term Investment (9.9%)
Investment Company (9.9%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $592)	592,296	592
Total Investments (98.3%) (Cost $4,965) (d)(e)(f)		5,849
Other Assets in Excess of Liabilities (1.7%)		104
Net Assets (100.0%)		$5,953

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Securities are available for collateral in connection with an open foreign currency forward exchange contract and futures contracts.

(e)  The approximate fair value and percentage of net assets, $3,378,000 and 56.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $4,978,000. The aggregate gross unrealized appreciation is approximately $923,000 and the aggregate gross unrealized depreciation is approximately $42,000, resulting in net unrealized appreciation of approximately $881,000.

ADR  American Depositary Receipt.

ETF  Exchange Traded Fund.

GDR  Global Depositary Receipt.

Foreign Currency Forward Exchange Contract:

The Fund had the following foreign currency forward exchange contract open at December 31, 2017:

Counterparty	Contracts to Deliver (000)	In Exchange For (000)		Delivery Date	Unrealized Appreciation (000)
State Street Bank and Trust Co.	$424	INR	27,872	2/15/18	$10

Futures Contract:

The Fund had the following futures contract open at December 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Depreciation (000)
Long:
SGX NIFTY 50 (Singapore)	23	Jan-18	—	@	$486	$	(—	@)

@  —  Value is less than $500.

INR  —  Indian Rupee

Portfolio Composition

Classification	Percentage of Total Investments
Other*	36.5%
Banks	33.2
Short-Term Investment	10.1
Internet Software & Services	9.2
Food Products	5.9
Investment Company	5.1
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include an open long futures contract with an underlying face amount of approximately $486,000 with unrealized depreciation of less than $500. Does not include an open foreign currency forward exchange contract with unrealized appreciation of approximately $10,000.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Emerging Markets Breakout Nations Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $4,373)	$5,257
Investment in Security of Affiliated Issuer, at Value (Cost $592)	592
Total Investments in Securities, at Value (Cost $4,965)	5,849
Foreign Currency, at Value (Cost $3)	3
Due from Adviser	186
Receivable for Variation Margin on Futures Contract	54
Unrealized Appreciation on Foreign Currency Forward Exchange Contract	10
Dividends Receivable	9
Receivable for Investments Sold	3
Receivable from Affiliate	1
Tax Reclaim Receivable	—	@
Other Assets	46
Total Assets	6,161
Liabilities:
Payable for Custodian Fees	101
Payable for Professional Fees	45
Due to Affiliate	34
Payable for Investments Purchased	7
Deferred Capital Gain Country Tax	6
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Administration Fees	—	@
Other Liabilities	15
Total Liabilities	208
Net Assets	$5,953
Net Assets Consist Of:
Paid-in-Capital	$5,000
Accumulated Undistributed Net Investment Income	1
Accumulated Undistributed Net Realized Gain	61
Unrealized Appreciation (Depreciation) on:
Investments (Net of $3 of Deferred Capital Gain Country Tax)	881
Futures Contracts	(—	@)
Foreign Currency Forward Exchange Contracts	10
Foreign Currency Translations	—	@
Net Assets	$5,953

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Emerging Markets Breakout Nations Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2017 (000)
CLASS I:
Net Assets	$5,917
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	497,000
Net Asset Value, Offering and Redemption Price Per Share	$11.91
CLASS A:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Redemption Price Per Share	$11.90
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.66
Maximum Offering Price Per Share	$12.56
CLASS C:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$11.80
CLASS IS:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$11.91

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Emerging Markets Breakout Nations Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $10 of Foreign Taxes Withheld)	$97
Dividends from Security of Affiliated Issuer (Note G)	4
Total Investment Income	101
Expenses:
Custodian Fees (Note F)	143
Offering Costs	143
Professional Fees	136
Advisory Fees (Note B)	51
Shareholder Reporting Fees	16
Registration Fees	16
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Administration Fees (Note C)	5
Pricing Fees	4
Directors' Fees and Expenses	2
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Other Expenses	19
Total Expenses	543
Expenses Reimbursed by Adviser (Note B)	(421)
Waiver of Advisory Fees (Note B)	(51)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	64
Net Investment Income	37
Realized Gain (Loss):
Investments Sold (Net of $5 of Capital Gain Country Tax)	182
Foreign Currency Forward Exchange Contracts	1
Foreign Currency Transactions	(10)
Futures Contracts	114
Net Realized Gain	287
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $3)	805
Foreign Currency Forward Exchange Contracts	10
Foreign Currency Translations	— @
Futures Contracts	(8)
Net Change in Unrealized Appreciation (Depreciation)	807
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,094
Net Increase in Net Assets Resulting from Operations	$1,131

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Emerging Markets Breakout Nations Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)		Period from December 15, 2016^ to December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$37		$1
Net Realized Gain (Loss)	287		(12)
Net Change in Unrealized Appreciation (Depreciation)	807		84
Net Increase in Net Assets Resulting from Operations	1,131		73
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(24)		—
Net Realized Gain	(227)		—
Class A:
Net Investment Income	(—	@)	—
Net Realized Gain	(—	@)	—
Class C:
Net Investment Income	(—	@)	—
Net Realized Gain	(—	@)	—
Class IS:
Net Investment Income	(—	@)	—
Net Realized Gain	(—	@)	—
Total Distributions	(251)		—
Capital Share Transactions:(1)
Class I:
Subscribed	—		4,970
Class A:
Subscribed	—		10
Class C:
Subscribed	—		10
Class IS:
Subscribed	—		10
Net Increase in Net Assets Resulting from Capital Share Transactions	—		5,000
Total Increase in Net Assets	880		5,073
Net Assets:
Beginning of Period	5,073		—
End of Period (Including Accumulated Undistributed Net Investment Income of $1 and $2)	$5,953		$5,073
(1) Capital Share Transactions:
Class I:
Shares Subscribed	—		497
Class A:
Shares Subscribed	—		1
Class C:
Shares Subscribed	—		1
Class IS:
Shares Subscribed	—		1

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Emerging Markets Breakout Nations Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2017		Period from December 15, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.15		$10.00
Income from Investment Operations:
Net Investment Income(2)	0.08		0.00	(3)
Net Realized and Unrealized Gain	2.19		0.15
Total from Investment Operations	2.27		0.15
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		—
Net Realized Gain	(0.46)		—
Total Distributions	(0.51)		—
Net Asset Value, End of Period	$11.91		$10.15
Total Return(4)	22.44%		1.50	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,917		$5,043
Ratio of Expenses to Average Net Assets(8)	1.11	%(5)	1.09	%(5)(7)
Ratio of Net Investment Income to Average Net Assets(8)	0.66	%(5)	0.67	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.04	%(7)
Portfolio Turnover Rate	79%		16	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	9.42%		22.93	%(7)
Net Investment Loss to Average Net Assets	(7.65)%		(21.17	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Emerging Markets Breakout Nations Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended December 31, 2017		Period from December 15, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.14		$10.00
Income from Investment Operations:
Net Investment Income(2)	0.03		0.00	(3)
Net Realized and Unrealized Gain	2.20		0.14
Total from Investment Operations	2.23		0.14
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		—
Net Realized Gain	(0.46)		—
Total Distributions	(0.47)		—
Net Asset Value, End of Period	$11.90		$10.14
Total Return(4)	22.01%		1.40	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12		$10
Ratio of Expenses to Average Net Assets(8)	1.53	%(5)	1.51	%(5)(7)
Ratio of Net Investment Income to Average Net Assets(8)	0.25	%(5)	0.24	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.04	%(7)
Portfolio Turnover Rate	79%		16	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	27.13%		37.02	%(7)
Net Investment Loss to Average Net Assets	(25.35)%		(35.27	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Emerging Markets Breakout Nations Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2017		Period from December 15, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.14		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.06)		(0.00	)(3)
Net Realized and Unrealized Gain	2.18		0.14
Total from Investment Operations	2.12		0.14
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)(3)	—
Net Realized Gain	(0.46)		—
Total Distributions	(0.46)		—
Net Asset Value, End of Period	$11.80		$10.14
Total Return(4)	21.09%		1.40	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12		$10
Ratio of Expenses to Average Net Assets(8)	2.28	%(5)	2.26	%(5)(7)
Ratio of Net Investment Loss to Average Net Assets(8)	(0.50	)%(5)	(0.50	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.04%
Portfolio Turnover Rate	79%		16	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	26.78%		37.76	%(7)
Net Investment Loss to Average Net Assets	(25.00)%		(36.00	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Emerging Markets Breakout Nations Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2017		Period from December 15, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.15		$10.00
Income from Investment Operations:
Net Investment Income(2)	0.08		0.00	(3)
Net Realized and Unrealized Gain	2.19		0.15
Total from Investment Operations	2.27		0.15
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		—
Net Realized Gain	(0.46)		—
Total Distributions	(0.51)		—
Net Asset Value, End of Period	$11.91		$10.15
Total Return(4)	22.47%		1.50	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12		$10
Ratio of Expenses to Average Net Assets(8)	1.08	%(5)	1.06	%(5)(7)
Ratio of Net Investment Income to Average Net Assets(8)	0.69	%(5)	0.70	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.04	%(7)
Portfolio Turnover Rate	79%		16	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	25.68%		36.76	%(7)
Net Investment Loss to Average Net Assets	(23.91)%		(35.00	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Breakout Nations Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airlines	$—		$47	$—	$47
Automobiles	—		87	—	87
Banks	797		1,089	—	1,886
Beverages	93		17	—	110
Capital Markets	—		136	—	136
Construction Materials	36		80	—	116
Diversified Consumer Services	43		—	—	43
Diversified Financial Services	—		27	—	27
Diversified Telecommunication Services	56		92	—	148
Electronic Equipment, Instruments & Components	—		9	—	9
Food & Staples Retailing	—		52	—	52
Food Products	40		168	—	208
Health Care Providers & Services	—		121	—	121
Hotels, Restaurants & Leisure	35		65	—	100
Household Products	—		86	—	86
Industrial Conglomerates	—		162	—	162
Insurance	—		130	—	130
Internet & Direct Marketing Retail	31		—	—	31
Internet Software & Services	246		290	—	536
Multi-Line Retail	—		75	—	75
Oil, Gas & Consumable Fuels	—		107	—	107
Pharmaceuticals	—		152	—	152
Real Estate Management & Development	13		65	—	78
Textiles, Apparel & Luxury Goods	—		195	—	195
Transportation Infrastructure	—		45	—	45
Wireless Telecommunication Services	—		81	—	81
Total Common Stocks	1,390		3,378	—	4,768
Participation Notes	—		193	—	193
Investment Company	296		—	—	296
Short-Term Investment
Investment Company	592		—	—	592
Foreign Currency Forward Exchange Contract	—		10	—	10
Total Assets	2,278		3,581	—	5,859
Liabilities:
Futures Contract	(—	@)	—	—	(—	@)
Total	$2,278		$3,581	$—	$5,859

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $1,880,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of securities and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Appreciation on Foreign Currency Forward Exchange Contract	Currency Risk		$10
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contract	Variation Margin on Future Contract	Equity Risk	$	(—	@)(a)

@ Amount is less than $500.

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$1
Equity Risk	Futures Contracts	114
Total		$115
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$10
Equity Risk	Futures Contracts	(8)
Total		$2

At December 31, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contract	$10	$—

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
State Street Bank and Trust Co.	$10	$—	$—	$10

For the year ended December 31, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contract:
Average monthly principal amount	$213,000
Futures Contract:
Average monthly original value	$1,025,000

5.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

6.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the year ended December 31, 2017, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class I shares, 1.55% for Class A shares, 2.30% for Class C shares and 1.10% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the period ended December 31, 2017, approximately $51,000 of advisory fees were waived and approximately $427,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $3,961,000 and $3,896,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the period ended December 31, 2017, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$749	$2,087	$2,244	$4
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$592

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the period ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the two-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$243	$8	$—	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, foreign capital gains tax and a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Accumulated Undistributed Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$(14)	$14	$	(—	@)

@ Amount is less than $500.

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$42	$35

During the year ended December 31, 2017, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $13,000.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund did not have record owners of 10% or greater.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Breakout Nations Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Breakout Nations Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended December 31, 2017 and the period from December 15, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Breakout Nations Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year ended December 31, 2017 and the period from December 15, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017. For corporate shareholders 0.06% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $8,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $83,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $10,000 and has derived net income from sources within foreign countries amounting to approximately $105,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.
28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

35

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMBONANN
2007359 EXP. 02.28.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Fixed Income Opportunities Portfolio

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	32
Privacy Notice	33
Director and Officer Information	36

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Emerging Markets Fixed Income Opportunities Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Expense Example (unaudited)

Emerging Markets Fixed Income Opportunities Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Fixed Income Opportunities Portfolio Class I	$1,000.00	$1,047.10	$1,021.02	$4.28	$4.23	0.83%
Emerging Markets Fixed Income Opportunities Portfolio Class A	1,000.00	1,045.40	1,019.21	6.14	6.06	1.19
Emerging Markets Fixed Income Opportunities Portfolio Class L	1,000.00	1,044.50	1,017.95	7.42	7.32	1.44
Emerging Markets Fixed Income Opportunities Portfolio Class C	1,000.00	1,042.00	1,015.43	9.99	9.86	1.94
Emerging Markets Fixed Income Opportunities Portfolio Class IS	1,000.00	1,046.10	1,021.12	4.18	4.13	0.81

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

Emerging Markets Fixed Income Opportunities Portfolio

The Fund seeks high total return.

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 12.94%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the Emerging Markets Fixed Income Blend Index (the "Index"), which for the year ended December 31, 2017 was composed of one-third J.P. Morgan Emerging Markets Bond Global Index (returned 9.32%), one-third J.P. Morgan GBI-EM Global Diversified Index (returned 15.21%) and one-third J.P. Morgan CEMBI Broad Diversified Index (returned 7.96%), which returned 10.82%.

Factors Affecting Performance

•  Emerging market (EM) fixed income debt returned 10.82% in 2017, as measured by the Index. Sovereign debt outperformed corporate debt during the year, while EM currencies appreciated 6.30% versus the U.S. dollar, and domestic bonds return 8.91% in local terms (as measured by the JP Morgan GBI-EM Global Diversified Index).(i)

•  With the close of 2017, EM fixed income assets capped two consecutive years of above-average performance as markets digested the well-anticipated U.S. Federal Reserve ("Fed") rate hikes with the support of sustained global economic expansion, rebounding commodity prices, and continued easy financial conditions. The U.S. Treasury curve flattened in the year as 10-year yields rose 7 basis points ("bps") after touching lows of 2.04% and highs of 2.63%, while yields on the 5-year segment rose 27 bps in the year.(ii) Prices for energy and many hard commodities continued to strengthen in the year, sustaining a rally that began early in 2015, mitigating the impact from the downturn which started in 2013. Investors set a new record by adding over $109 billion to the EM fixed income asset class, outpacing the $103 billion added in 2012.(iii) Despite the strong run and the outlook for a more challenging global liquidity backdrop, fundamentals in emerging markets have improved, supporting valuations, and the prospects for continued synchronized global economic and trade growth could lend further support to EM fixed income assets.

•  While financial market volatility for the year was one of the lowest on record, political volatility remained elevated with tensions rising, most notably in the Middle East and Asia. The election of Donald Trump to the U.S. presidency triggered a range of concerns, including the possibility of changes to the North American Free Trade Agreement (NAFTA) and the subsequent impact on the Mexican economy. Tensions on the Korean peninsula boiled as North Korea's government conducted repeated missile tests and bellicose rhetoric between North Korea and the U.S. escalated. Additional pressure was applied to North Korea in the form of U.N. sanctions targeting economic activity not directly related to nuclear proliferation. In the Middle East, tensions flared between Qatar and four Arab nations (Saudi Arabia, Egypt, United Arab Emirates, and Bahrain), who moved to physically and politically isolate their smallest neighbor. The "group of four" accused Qatar of supporting terror groups and maintaining close relations with Iran. Qatar is of economic and strategic importance as it hosts roughly 10,000 American troops and is the world's biggest exporter of liquefied natural gas. The U.S. government also passed sanctions on Russia and Venezuela following allegations of Russian interference in the U.S. presidential election and Venezuela's repression of political opposition. Russian sanctions prompted a response by the Russian government, which ordered the expulsion of U.S. embassy staff, as well as rebukes from European allies over the potential impact to their energy security and economic interests. The U.S. administration announced additional sanctions on the Venezuelan government, which, among other restrictions, bar U.S. financial firms from dealing in new debt issuance by the Venezuelan government and by state-owned oil company Petroleos de Venezuela S.A., known as PDVSA (as of December 31, 2017, the portfolio owned PDVSA-issued bonds). However, trading in most of the existing outstanding debt is still permitted. Venezuelan assets also suffered after the government announced it would seek a debt restructuring.

(i)  Source: JP Morgan

(ii)  Source: Bloomberg L.P. Data as of December 31, 2017

(iii)  Source: JP Morgan, EPFR Global. Data as of December 31, 2017

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

•  For the year, positioning across domestic, external, and corporate investments was beneficial to performance. Domestic debt investments contributed the most, particularly in Poland, Indonesia, Russia, Mexico, Hungary, and Brazil. Exposure to provincial debt in Argentina was also one of the top contributors to performance, as were corporate debt investments in Brazil, Jamaica, Nigeria, Colombia, and Indonesia. Finally, dollar-denominated (external) sovereign debt holdings in Mexico, Nigeria, Mongolia, Ukraine, Ghana, and Ecuador were among the top contributors to performance.

•  Conversely, holdings in Venezuela and Hong Kong detracted from performance, Currency hedges (short forward positions) in China, Europe, and Singapore, and core rate hedges (short bund futures) in Germany also detracted from performance.

Management Strategies

•  From a fundamental perspective, EM economies, in aggregate, have continued to improve. The emerging markets/developed markets growth differential appears to be increasing in favor of EM as the negative growth impacts from Brazil and Russia improve. China's growth slowdown is likely to continue in the medium term, as the government emphasizes the quality of growth over rapidity. Volatility has remained low as investor concerns have been offset by global central bank liquidity and an improved outlook for global growth, despite U.S. Fed rate hikes and balance sheet reduction. This positive fundamental outlook could be threatened by a variety of factors including a sharp return of volatility, resurgence in inflation expectations, monetary policy missteps or a flare-up in geopolitical tensions. De-globalization risks may intensify as NAFTA renegotiation talks continue into 2018, but we remain constructive on the final outcome. A U.S. withdrawal from the agreement would be economically self-defeating, causing severe disruptions in the existing value chains of key U.S. industries. Moreover, the political gain from exiting NAFTA does not appear to be clear-cut, since there are segments of the president's support base that stand to lose significantly from such a decision (for example, states with strong agricultural sectors).

•  We remain optimistic about the prospects for EM fixed income for 2018 as country fundamentals and the macroeconomic environment remain supportive. The various factors both pushing and pulling investors into EM fixed income remain in place: developed market yields remain very low, economic data in EM is improving, Fed rate hikes are likely to remain gradual, U.S. protectionist inclinations may have diminished and concerns of a sharp slowdown in China have eased. We believe that EM assets should be able to weather Fed rate hikes if driven by increasing U.S. growth and not inflation; however, assets remain vulnerable to spikes in U.S. policy uncertainty from undue Fed hawkishness or Chinese policy tightening triggering a sharper-than-expected growth downturn. We are also cognizant of potential geopolitical risks, which may flare up and trigger spikes in volatility. However, we anticipate such events will be transitory and idiosyncratic to specific countries, rather than systemic.

*  Minimum Investment for Class I shares

**  Commenced Operations on May 24, 2012.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

Performance Compared to the J.P. Morgan Emerging Markets Bond Global Index(1), the J.P. Morgan GBI-EM Global Diversified Index(2), the J.P. Morgan CEMBI Broad Diversified Index(3), the Emerging Markets Fixed Income Blend Index(4) and the Lipper Emerging Markets Hard Currency Debt Funds Index(5)

	Period Ended December 31, 2017 Total Returns(6)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(7)	12.94%	3.35%	—	5.56%
Fund — Class A Shares w/o sales charges(7)	12.54	3.01	—	5.22
Fund — Class A Shares with maximum 4.25% sales charges(7)	7.78	2.12	—	4.41
Fund — Class L Shares w/o sales charges(7)	12.28	2.72	—	4.90
Fund — Class C Shares w/o sales charges(9)	11.76	—	—	5.73
Fund — Class C Shares with maximum 1.00% deferred sales charges(9)	10.76	—	—	5.73
Fund — Class IS Shares w/o sales charges(8)	12.95	—	—	6.64
J.P. Morgan Emerging Markets Bond Global Index	9.32	3.75	—	5.78
J.P. Morgan GBI-EM Global Diversified Index	15.21	–1.55	—	0.85
J.P. Morgan CEMBI Broad Diversified Index	7.96	4.58	—	5.83
Emerging Markets Fixed Income Blend Index	10.82	3.85	—	5.87
Lipper Emerging Market Hard Currency Debt Funds Index	11.10	3.05	—	5.15

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The J.P. Morgan Emerging Markets Bond Global Index (EMBI Global Index) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (GBI-EM Global Diversified Index) tracks local currency government bonds issued by emerging markets. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The J.P. Morgan Corportate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified Index) which tracks performance of corportate issued debt instruments issued by emerging markets. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)  The Emerging Markets Fixed Income Blend Index is a performance linked benchmark of the old and new benchmark of the Fund, the old represented by J.P. Morgan Emerging Markets Bond Global Index (EMBI Global Index) for period from the Fund's inception to September 25, 2015 and the new Blended Index which consists of 1/3 J.P. Morgan EMBI Global Index, 1/3 J.P. Morgan GBI-EM Global Diversified Index, 1/3 J.P. Morgan CEMBI Broad Diversified Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(5)  The Lipper Emerging Market Hard Currency Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Market Hard Currency Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Emerging Market Hard Currency Debt Funds classification.

(6)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(7)  Commenced operations on May 24, 2012.

(8)  Commenced offering on September 13, 2013.

(9)  Commenced offering on April 30, 2015.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (93.7%)
Argentina (8.4%)
Corporate Bonds (7.1%)
Banco Macro SA,
17.50%, 5/8/22 (a)	ARS	1,080	$54
Provincia de Buenos Aires,
7.88%, 6/15/27		$170	189
BADLAR + 3.83%, 26.96%, 5/31/22 (b)	ARS	4,540	247
Provincia de Cordoba,
7.45%, 9/1/24 (a)		$170	186
Provincia de Entre Rios Argentina,
8.75%, 2/8/25 (a)		230	248
Provincia de Mendoza Argentina,
BADLAR + 4.38%, 27.50%, 6/9/21 (b)	ARS	3,570	184
Provincia de Rio Negro,
7.75%, 12/7/25 (a)		$150	152
Provincia del Chaco Argentina,
9.38%, 8/18/24 (a)		240	254
YPF SA,
6.95%, 7/21/27 (a)		195	208
7.00%, 12/15/47 (a)		80	79
			1,801
Sovereign (1.3%)
Aeropuertos Argentina 2000 SA,
6.88%, 2/1/27 (a)		180	195
Argentine Bonos del Tesoro,
18.20%, 10/3/21	ARS	634	35
Argentine Republic Government International Bond,
7.13%, 6/28/99 (a)		$100	103
			333
			2,134
Brazil (7.9%)
Corporate Bonds (3.7%)
Braskem Netherlands Finance BV,
4.50%, 1/10/28 (a)		310	305
Cosan Luxembourg SA,
7.00%, 1/20/27 (a)		240	259
Minerva Luxembourg SA,
5.88%, 1/19/28 (a)		200	195
Petrobras Global Finance BV,
6.00%, 1/27/28 (a)		100	101
6.13%, 1/17/22		66	70
			930
Sovereign (4.2%)
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/21 - 1/1/23	BRL	3,590	1,062
			1,992
Chile (1.6%)
Corporate Bonds (1.6%)
Geopark Ltd.,
6.50%, 9/21/24 (a)		$200	206
	Face Amount (000)		Value (000)
Latam Finance Ltd.,
6.88%, 4/11/24 (a)		$200	$209
			415
Colombia (4.9%)
Corporate Bond (2.0%)
Millicom International Cellular SA,
6.00%, 3/15/25		485	517
Sovereign (2.9%)
Colombia Government International Bond,
5.00%, 6/15/45		266	282
Colombian TES,
7.00%, 5/4/22	COP	302,700	107
7.75%, 9/18/30		30,000	11
10.00%, 7/24/24		847,300	343
			743
			1,260
Dominican Republic (1.4%)
Corporate Bond (0.9%)
AES Andres BV/Dominican Power Partners/ Empresa Generadora de Electricidad It, (Units)
7.95%, 5/11/26 (a)(c)		$200	217
Sovereign (0.5%)
Dominican Republic International Bond,
6.88%, 1/29/26 (a)		100	114
			331
Ecuador (0.9%)
Sovereign (0.9%)
Ecuador Government International Bond,
8.88%, 10/23/27 (a)		210	232
Egypt (0.8%)
Sovereign (0.8%)
Egypt Government International Bond,
6.13%, 1/31/22 (a)		200	210
El Salvador (0.4%)
Sovereign (0.4%)
El Salvador Government International Bond,
8.63%, 2/28/29 (a)		80	94
Georgia (0.8%)
Corporate Bond (0.8%)
Bank of Georgia JSC,
11.00%, 6/1/20 (a)	GEL	500	195
Ghana (1.1%)
Sovereign (1.1%)
Ghana Government International Bond,
10.75%, 10/14/30		$200	276
Guatemala (0.8%)
Sovereign (0.8%)
Guatemala Government Bond,
4.50%, 5/3/26 (a)		200	203

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
Honduras (0.6%)
Sovereign (0.6%)
Honduras Government International Bond,
6.25%, 1/19/27 (a)		$150	$161
Hungary (2.7%)
Sovereign (2.7%)
Hungary Government Bond,
3.00%, 10/27/27	HUF	160,000	675
5.50%, 6/24/25		970	5
			680
India (0.8%)
Corporate Bond (0.8%)
Greenko Investment Co.,
4.88%, 8/16/23 (a)		$200	199
Indonesia (5.7%)
Corporate Bond (1.1%)
Jababeka International BV,
6.50%, 10/5/23 (a)		260	269
Sovereign (4.6%)
Indonesia Treasury Bond,
8.75%, 5/15/31	IDR	1,310,000	113
9.00%, 3/15/29		12,090,000	1,056
			1,169
			1,438
Iraq (0.8%)
Sovereign (0.8%)
Iraq International Bond,
6.75%, 3/9/23 (a)		$200	205
Jamaica (2.3%)
Corporate Bond (1.8%)
Digicel Group Ltd.,
8.25%, 9/30/20		460	454
Sovereign (0.5%)
Jamaica Government International Bond,
8.00%, 3/15/39		100	123
			577
Jordan (0.8%)
Sovereign (0.8%)
Jordan Government International Bond,
7.38%, 10/10/47 (a)		200	209
Kazakhstan (1.1%)
Corporate Bond (1.1%)
Nostrum Oil & Gas Finance BV,
8.00%, 7/25/22 (a)		270	281
Malaysia (2.1%)
Sovereign (2.1%)
Malaysia Government Bond,
3.66%, 10/15/20	MYR	137	34
3.96%, 9/15/25		1,169	287
4.16%, 7/15/21		215	54
4.18%, 7/15/24		124	31
	Face Amount (000)		Value (000)
4.23%, 6/30/31	MYR	246	$60
4.50%, 4/15/30		249	62
			528
Mexico (9.9%)
Corporate Bonds (1.8%)
Alpha Holding SA de CV,
10.00%, 12/19/22 (a)		$200	196
Financiera Independencia SAB de CV SOFOM ENR,
8.00%, 7/19/24 (a)		250	256
			452
Sovereign (8.1%)
Mexican Bonos, Series M
6.50%, 6/10/21	MXN	20,951	1,030
8.00%, 6/11/20 - 12/7/23		7,672	394
10.00%, 12/5/24		1,388	80
Petroleos Mexicanos,
6.50%, 3/13/27 (a)		$130	142
6.50%, 3/13/27		270	296
6.75%, 9/21/47 (a)		100	105
			2,047
			2,499
Mongolia (0.9%)
Sovereign (0.9%)
Mongolia Government International Bond,
8.75%, 3/9/24 (a)		200	231
Nigeria (4.9%)
Corporate Bonds (3.2%)
Fidelity Bank PLC,
10.50%, 10/16/22 (a)		200	205
United Bank for Africa PLC,
7.75%, 6/8/22 (a)		340	352
Zenith Bank PLC,
6.25%, 4/22/19		240	247
			804
Sovereign (1.7%)
Nigeria Government International Bond,
6.38%, 7/12/23		200	213
6.50%, 11/28/27 (a)		200	209
			422
			1,226
Panama (1.7%)
Corporate Bond (0.8%)
Multibank, Inc.,
4.38%, 11/9/22 (a)		200	200
Sovereign (0.9%)
Aeropuerto Internacional de Tocumen SA,
5.63%, 5/18/36 (a)		200	216
			416

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
Paraguay (1.7%)
Sovereign (1.7%)
Paraguay Government International Bond,
4.70%, 3/27/27 (a)		$400	$420
Peru (1.8%)
Sovereign (1.8%)
Peru Government Bond,
6.15%, 8/12/32 (a)	PEN	380	125
Peruvian Government International Bond, (Units)
6.35%, 8/12/28 (c)		569	193
(Units)
6.95%, 8/12/31 (c)		364	128
			446
Philippines (1.9%)
Corporate Bond (1.9%)
Petron Corp.,
7.50%, 8/6/18 (d)		$480	492
Poland (3.4%)
Sovereign (3.4%)
Poland Government Bond,
3.25%, 7/25/25	PLN	1,584	459
4.00%, 10/25/23		915	280
5.75%, 10/25/21 - 9/23/22		400	130
			869
Romania (0.5%)
Sovereign (0.5%)
Romania Government Bond,
4.75%, 2/24/25	RON	500	133
Russia (4.5%)
Corporate Bond (0.9%)
Sibur Securities DAC,
4.13%, 10/5/23 (a)		$220	220
Sovereign (3.6%)
Russian Federal Bond — OFZ,
6.40%, 5/27/20	RUB	12,325	212
7.00%, 1/25/23 - 8/16/23		23,641	410
7.60%, 7/20/22		9,800	175
7.75%, 9/16/26		5,771	103
			900
			1,120
Senegal (0.8%)
Sovereign (0.8%)
Senegal Government International Bond,
6.25%, 5/23/33 (a)		$200	212
South Africa (4.2%)
Corporate Bond (0.9%)
Stillwater Mining Co.,
7.13%, 6/27/25 (a)		220	229
	Face Amount (000)		Value (000)
Sovereign (3.3%)
South Africa Government Bond,
6.75%, 3/31/21	ZAR	1,170	$92
8.00%, 1/31/30		9,841	729
			821
			1,050
Tajikistan (1.0%)
Sovereign (1.0%)
Republic of Tajikistan International Bond,
7.13%, 9/14/27 (a)		$260	250
Tanzania, United Republic of (0.8%)
Corporate Bond (0.8%)
HTA Group Ltd.,
9.13%, 3/8/22 (a)		200	215
Thailand (1.3%)
Sovereign (1.3%)
Thailand Government Bond,
3.63%, 6/16/23	THB	4,440	148
4.88%, 6/22/29		4,500	170
			318
Turkey (1.8%)
Sovereign (1.8%)
Turkey Government Bond,
7.10%, 3/8/23	TRY	955	207
8.00%, 3/12/25		503	110
10.40%, 3/20/24		290	73
10.60%, 2/11/26		250	63
			453
Ukraine (2.9%)
Sovereign (2.9%)
Ukraine Government International Bond,
7.38%, 9/25/32 (a)		$200	197
7.75%, 9/1/23		500	532
			729
United Arab Emirates (1.8%)
Corporate Bond (1.8%)
MAF Global Securities Ltd.,
7.13%, 10/29/18 (d)		450	461
Uruguay (0.9%)
Sovereign (0.9%)
Uruguay Government International Bond,
8.50%, 3/15/28 (a)	UYU	2,880	101
9.88%, 6/20/22 (a)		3,400	125
			226
Venezuela (1.1%)
Sovereign (1.1%)
Petroleos de Venezuela SA,
6.00%, 11/15/26		$1,222	274
Total Fixed Income Securities (Cost $23,245)			23,660

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

	No. of Warrants		Value (000)
Warrant (0.0%)
Venezuela (0.0%)
Venezuela Government International Bond, Oil-Linked Payment Obligation, 0.00%, expires 4/15/20 (b)(e) (Cost $—)		495	$2
	Shares
Short-Term Investments (4.0%)
Investment Company (0.7%)
United States (0.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $173)		173,004	173
	Face Amount (000)
Egypt (2.1%)
Sovereign (2.1%)
Egypt Treasury Bills,
17.85%, 3/13/18	EGP	4,825	263
18.15%, 4/3/18		5,000	269
			532
Nigeria (1.1%)
Sovereign (1.1%)
Nigeria Treasury Bill,
22.45%, 8/16/18	NGN	111,000	281
Total Sovereign (Cost $807)			813
U.S. Treasury Security (0.1%)
U.S. Treasury Bill,
1.19%, 4/26/18 (f) (Cost $30)		$30	30
Total Short-Term Investments (Cost $1,010)			1,016
Total Investments (97.7%) (Cost $24,255) (g)(h)			24,678
Other Assets in Excess of Liabilities (2.3%)			580
Net Assets (100.0%)			$25,258

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Floating or Variable rate securities: The rates disclosed are as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(c)  Consists of one or more classes of securities traded together as a unit.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2017.

(e)  Security has been deemed illiquid at December 31, 2017.

(f)  Rate shown is the yield to maturity at December 31, 2017.

(g)  Securities are available for collateral in connection with open foreign currency forward exchange contracts and futures contract.

(h)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $24,460,000. The aggregate gross unrealized appreciation is approximately $996,000 and the aggregate gross unrealized depreciation is approximately $756,000, resulting in net unrealized appreciation of approximately $240,000.

BADLAR  Buenos Aires Deposits of Large Amount Rate.

CMT  Constant Maturity Treasury Note Rate.

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation).

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2017:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	BRL	463		$143	1/3/18	$4
JPMorgan Chase Bank NA	BRL	463		$140	1/3/18	—	@
JPMorgan Chase Bank NA		$140	BRL	463	1/3/18	—	@
JPMorgan Chase Bank NA		$140	BRL	463	1/3/18	(—	@)
JPMorgan Chase Bank NA	MXN	15,500		$817	1/8/18	29
JPMorgan Chase Bank NA		$51	MXN	1,000	1/8/18	—	@
JPMorgan Chase Bank NA		$103	TRY	400	1/8/18	3
JPMorgan Chase Bank NA		$78	TRY	300	1/8/18	1
JPMorgan Chase Bank NA	HUF	68,000		$256	1/16/18	(7)
JPMorgan Chase Bank NA	IDR	2,000,000		$146	1/16/18	(1)
JPMorgan Chase Bank NA		$141	CLP	91,900	1/16/18	9
JPMorgan Chase Bank NA		$62	CLP	40,000	1/16/18	2
JPMorgan Chase Bank NA		$120	COP	360,000	1/16/18	1
JPMorgan Chase Bank NA	ZAR	1,250		$94	1/16/18	(7)
State Street Bank and Trust Co.		$148	MYR	600	1/16/18	1
JPMorgan Chase Bank NA		$131	KZT	44,000	1/22/18	1
JPMorgan Chase Bank NA		$317	THB	10,350	1/29/18	1
JPMorgan Chase Bank NA	BRL	463		$139	2/2/18	(—	@)
JPMorgan Chase Bank NA		$109	RON	429	2/13/18	1
JPMorgan Chase Bank NA	NGN	99,000		$253	8/20/18	(18)
						$20

Futures Contract:

The Fund had the following futures contract open at December 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (000)
Short:
German Euro Bund (Germany)	1	Mar-18	(100)	$(194)	$2

@    Value is less than $500.

ARS  —  Argentine Peso

BRL  —  Brazilian Real

CLP  —  Chilean Peso

COP  —  Colombian Peso

EGP  —  Egyptian Pound

GEL  —  Georgian Lari

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

KZT  —  Kazakhstan Tenge

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

NGN  —  Nigerian Naira

PEN  —  Peruvian Nuevo Sol

PLN  —  Polish Zloty

RON  —  Romanian New Leu

RUB  —  Russian Ruble

THB  —  Thai Baht

TRY  —  Turkish Lira

UYU  —  Uruguay Peso

ZAR  —  South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	62.0%
Corporate Bonds	33.9
Other*	4.1
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include an open short futures contract with an underlying face amount of approximately $194,000 with unrealized appreciation of approximately $2,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $20,000.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Emerging Markets Fixed Income Opportunities Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $24,082)	$24,505
Investment in Security of Affiliated Issuer, at Value (Cost $173)	173
Total Investments in Securities, at Value (Cost $24,255)	24,678
Foreign Currency, at Value (Cost $55)	58
Interest Receivable	541
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	53
Due from Adviser	42
Receivable for Variation Margin on Futures Contracts	8
Tax Reclaim Receivable	2
Receivable from Affiliate	—	@
Other Assets	35
Total Assets	25,417
Liabilities:
Payable for Professional Fees	61
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	33
Deferred Capital Gain Country Tax	3
Payable for Custodian Fees	29
Payable for Directors' Fees and Expenses	9
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Administration Fees	2
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Other Liabilities	19
Total Liabilities	159
Net Assets	$25,258
Net Assets Consist Of:
Paid-in-Capital	$29,399
Distributions in Excess of Net Investment Income	(62)
Accumulated Net Realized Loss	(4,527)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $3 of Deferred Capital Gain Country Tax)	420
Futures Contracts	2
Foreign Currency Forward Exchange Contracts	20
Foreign Currency Translations	6
Net Assets	$25,258

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Emerging Markets Fixed Income Opportunities Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2017 (000)
CLASS I:
Net Assets	$22,219
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,296,456
Net Asset Value, Offering and Redemption Price Per Share	$9.68
CLASS A:
Net Assets	$1,150
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	119,004
Net Asset Value, Redemption Price Per Share	$9.67
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.43
Maximum Offering Price Per Share	$10.10
CLASS L:
Net Assets	$842
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	87,204
Net Asset Value, Offering and Redemption Price Per Share	$9.65
CLASS C:
Net Assets	$284
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	29,423
Net Asset Value, Offering and Redemption Price Per Share	$9.65
CLASS IS:
Net Assets	$763
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	78,874
Net Asset Value, Offering and Redemption Price Per Share	$9.68

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Emerging Markets Fixed Income Opportunities Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $22 of Foreign Taxes Withheld)	$1,863
Dividends from Security of Affiliated Issuer (Note G)	6
Total Investment Income	1,869
Expenses:
Advisory Fees (Note B)	185
Professional Fees	136
Registration Fees	66
Custodian Fees (Note F)	29
Administration Fees (Note C)	20
Shareholder Reporting Fees	15
Pricing Fees	14
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Shareholder Services Fees — Class A (Note D)	3
Distribution and Shareholder Services Fees — Class L (Note D)	4
Distribution and Shareholder Services Fees — Class C (Note D)	3
Directors' Fees and Expenses	4
Sub Transfer Agency Fees — Class I	1
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Other Expenses	22
Total Expenses	514
Waiver of Advisory Fees (Note B)	(185)
Expenses Reimbursed by Adviser (Note B)	(105)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	217
Net Investment Income	1,652
Realized Gain (Loss):
Investments Sold (Net of $(7)* of Capital Gain Country Tax)	547
Foreign Currency Forward Exchange Contracts	(73)
Foreign Currency Transactions	2
Futures Contracts	(7)
Swap Agreements	5
Net Realized Gain	474
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $7)	802
Foreign Currency Forward Exchange Contracts	30
Foreign Currency Translations	8
Futures Contracts	6
Net Change in Unrealized Appreciation (Depreciation)	846
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,320
Net Increase in Net Assets Resulting from Operations	$2,972

@  Amount is less than $500.

*  Relates to reversal of previously accrued capital gain country tax on Argentina securities.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Emerging Markets Fixed Income Opportunities Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,652	$1,703
Net Realized Gain (Loss)	474	(124)
Net Change in Unrealized Appreciation (Depreciation)	846	1,157
Net Increase in Net Assets Resulting from Operations	2,972	2,736
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,274)	(1,221)
Class A:
Net Investment Income	(58)	(62)
Class L:
Net Investment Income	(42)	(43)
Class C:
Net Investment Income	(13)	(11)
Class IS:
Net Investment Income	(44)	(43)
Total Distributions	(1,431)	(1,380)
Capital Share Transactions:(1)
Class I:
Subscribed	1,173	541
Distributions Reinvested	172	144
Redeemed	(820)	(760)
Class A:
Subscribed	226	195
Distributions Reinvested	48	51
Redeemed	(160)	(443)
Class L:
Distributions Reinvested	38	38
Redeemed	(25)	(42)
Class C:
Subscribed	32	2
Distributions Reinvested	12	10
Redeemed	(1)	(2)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	695	(266)
Redemption Fees	— @	— @
Total Increase in Net Assets	2,236	1,090
Net Assets:
Beginning of Period	23,022	21,932
End of Period (Including Distributions in Excess of Net Investment Income of $(62) and $(138))	$25,258	$23,022

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Emerging Markets Fixed Income Opportunities Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	122	58
Shares Issued on Distributions Reinvested	18	16
Shares Redeemed	(86)	(85)
Net Increase (Decrease) in Class I Shares Outstanding	54	(11)
Class A:
Shares Subscribed	24	21
Shares Issued on Distributions Reinvested	5	6
Shares Redeemed	(17)	(49)
Net Increase (Decrease) in Class A Shares Outstanding	12	(22)
Class L:
Shares Issued on Distributions Reinvested	4	4
Shares Redeemed	(3)	(4)
Net Increase (Decrease) in Class L Shares Outstanding	1	(— @@)
Class C:
Shares Subscribed	4	— @@
Shares Issued on Distributions Reinvested	1	1
Shares Redeemed	(— @@)	(— @@)
Net Increase in Class C Shares Outstanding	5	1

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$9.07		$8.53		$9.22		$9.40		$11.11
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.65		0.67		0.52		0.51		0.53
Net Realized and Unrealized Gain (Loss)	0.52		0.42		(0.68)		(0.19)		(1.50)
Total from Investment Operations	1.17		1.09		(0.16)		0.32		(0.97)
Distributions from and/or in Excess of:
Net Investment Income	(0.56)		(0.55)		(0.53)		(0.50)		(0.48)
Net Realized Gain	—		—		—		—		(0.26)
Total Distributions	(0.56)		(0.55)		(0.53)		(0.50)		(0.74)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	—		0.00	(3)
Net Asset Value, End of Period	$9.68		$9.07		$8.53		$9.22		$9.40
Total Return(4)	12.94%		12.80%		(1.83)%		3.38%		(8.79)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$22,219		$20,332		$19,219		$18,492		$19,400
Ratio of Expenses to Average Net Assets(7)	0.83	%(5)	0.84	%(5)	0.83	%(5)	0.83	%(5)	0.84	%(5)
Ratio of Net Investment Income to Average Net Assets(7)	6.73	%(5)	7.32	%(5)	5.74	%(5)	5.23	%(5)	5.14	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	77%		116%		111%		95%		94%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.01%		2.03%		1.82%		1.91%		2.15%
Net Investment Income to Average Net Assets	5.55%		6.13%		4.75%		4.15%		3.83%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$9.06		$8.52		$9.21		$9.40		$11.11
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.61		0.64		0.50		0.47		0.49
Net Realized and Unrealized Gain (Loss)	0.52		0.42		(0.69)		(0.19)		(1.49)
Total from Investment Operations	1.13		1.06		(0.19)		0.28		(1.00)
Distributions from and/or in Excess of:
Net Investment Income	(0.52)		(0.52)		(0.50)		(0.47)		(0.45)
Net Realized Gain	—		—		—		—		(0.26)
Total Distributions	(0.52)		(0.52)		(0.50)		(0.47)		(0.71)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	—		0.00	(3)
Net Asset Value, End of Period	$9.67		$9.06		$8.52		$9.21		$9.40
Total Return(4)	12.54%		12.53%		(2.14)%		2.90%		(9.05)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,150		$972		$1,103		$291		$196
Ratio of Expenses to Average Net Assets(8)	1.19	%(5)	1.09	%(5)	1.20	%(5)	1.20	%(5)	1.14	%(5)(6)
Ratio of Net Investment Income to Average Net Assets(8)	6.37	%(5)	7.03	%(5)	5.61	%(5)	4.88	%(5)	4.88	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	77%		116%		111%		95%		94%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.51%		2.28%		2.49%		2.85%		2.76%
Net Investment Income to Average Net Assets	5.05%		5.84%		4.32%		3.23%		3.26%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.10% for Class A shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$9.05		$8.51		$9.22		$9.39		$11.11
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.59		0.62		0.49		0.45		0.47
Net Realized and Unrealized Gain (Loss)	0.51		0.41		(0.72)		(0.18)		(1.51)
Total from Investment Operations	1.10		1.03		(0.23)		0.27		(1.04)
Distributions from and/or in Excess of:
Net Investment Income	(0.50)		(0.49)		(0.48)		(0.44)		(0.42)
Net Realized Gain	—		—		—		—		(0.26)
Total Distributions	(0.50)		(0.49)		(0.48)		(0.44)		(0.68)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	—		0.00	(3)
Net Asset Value, End of Period	$9.65		$9.05		$8.51		$9.22		$9.39
Total Return(4)	12.28%		12.15%		(2.53)%		2.85%		(9.41)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$842		$777		$735		$98		$100
Ratio of Expenses to Average Net Assets(8)	1.44	%(5)	1.45	%(5)	1.45	%(5)	1.45	%(5)	1.41	%(5)(6)
Ratio of Net Investment Income to Average Net Assets(8)	6.11	%(5)	6.70	%(5)	5.44	%(5)	4.62	%(5)	4.57	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	77%		116%		111%		95%		94%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.77%		2.78%		2.94%		4.10%		3.07%
Net Investment Income to Average Net Assets	4.78%		5.37%		3.95%		1.97%		2.91%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.45% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.35% for Class L shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class C
	Year Ended December 31,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$9.05		$8.52		$9.52
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.50		0.54		0.32
Net Realized and Unrealized Gain (Loss)	0.55		0.43		(0.97)
Total from Investment Operations	1.05		0.97		(0.65)
Distributions from and/or in Excess of:
Net Investment Income	(0.45)		(0.44)		(0.35)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$9.65		$9.05		$8.52
Total Return(5)	11.76%		11.60%		(6.95	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$284		$225		$202
Ratio of Expenses to Average Net Assets(10)	1.94	%(6)	1.95	%(6)	1.95	%(6)(9)
Ratio of Net Investment Income to Average Net Assets(10)	5.18	%(6)	5.87	%(6)	5.34	%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	77%		116%		111%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	3.84%		3.97%		6.28	%(9)
Net Investment Income to Average Net Assets	3.28%		3.85%		1.01	%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class IS
	Year Ended December 31,								Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$9.07		$8.53		$9.22		$9.40		$9.65
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.65		0.67		0.50		0.51		0.15
Net Realized and Unrealized Gain (Loss)	0.52		0.42		(0.66)		(0.19)		0.04
Total from Investment Operations	1.17		1.09		(0.16)		0.32		0.19
Distributions from and/or in Excess of:
Net Investment Income	(0.56)		(0.55)		(0.53)		(0.50)		(0.24)
Net Realized Gain	—		—		—		—		(0.20)
Total Distributions	(0.56)		(0.55)		(0.53)		(0.50)		(0.44)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	—		0.00	(4)
Net Asset Value, End of Period	$9.68		$9.07		$8.53		$9.22		$9.40
Total Return(5)	12.95%		12.81%		(1.83)%		3.39%		1.92	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$763		$716		$673		$10		$10
Ratio of Expenses to Average Net Assets(11)	0.81	%(7)	0.82	%(7)	0.82	%(7)	0.82	%(7)	0.81	%(6)(7)(10)
Ratio of Net Investment Income to Average Net Assets(11)	6.74	%(7)	7.33	%(7)	5.45	%(7)	5.25	%(7)	5.36	%(7)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01	%(10)
Portfolio Turnover Rate	77%		116%		111%		95%		94%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.25%		2.25%		1.86%		21.21%		7.70	%(10)
Net Investment Income (Loss) to Average Net Assets	5.30%		5.90%		4.41%		(15.14)%		(1.53	)%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.82% for Class IS shares.

(7)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(8)  Amount is less than 0.005%.

(9)  Not annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Fixed Income Opportunities Portfolio. The Fund seeks high total return.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) OTC swaps may be valued by an outside pricing service approved by the Directors or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (6) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$8,351	$—	$8,351
Sovereign	—	15,309	—	15,309
Total Fixed Income Securities	—	23,660	—	23,660
Warrant	—	2	—	2
Short-Term Investments
Investment Company	173	—	—	173
Sovereign	—	813	—	813
U.S. Treasury Security	—	30	—	30
Total Short-Term Investments	173	843	—	1,016
Foreign Currency Forward Exchange Contracts	—	53	—	53
Futures Contract	2	—	—	2
Total Assets	175	24,558	—	24,733
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(33)	—	(33)
Total	$175	$24,525	$—	$24,700

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, the Fund did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

As of December 31, 2017, the Fund did not have any open swap agreements.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$53
Futures Contract	Variation Margin on Futures Contract	Interest Rate Risk	2 (a)
Total			$55
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(33)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(73)
Interest Rate Risk	Futures Contracts	(7)
Interest Rate Risk	Swap Agreements	5
Total		$(75)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$30
Interest Rate Risk	Futures Contracts	6
Total		$36

At December 31, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$53	$33

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$52	$(33)	$—	$19
State Street Bank and Trust Co.	1	—	—	1
Total	$53	$(33)	$—	$20
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$33	$(33)	$—	$0

For the year ended December 31, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$5,768,000
Futures Contracts:
Average monthly original value	$219,000
Swap Agreements:
Average monthly notional amount	$52,000

6.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

For the year ended December 31, 2017, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I shares, 1.20% for Class A shares, 1.45% for Class L shares, 1.95% for Class C shares and 0.82% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $185,000 of advisory fees were waived and approximately $111,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to

Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $18,534,000 and $17,815,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,125	$11,633	$12,585	$6
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$173

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,431	$—	$1,380	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments for swap transactions, foreign capital gains tax and a

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(145)	$147	$(2)

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$105	$—

At December 31, 2017, the Fund had available for federal income tax purposes unused short term and long term capital losses of approximately $1,063,000 and $3,418,000, respectively, that do not have an expiration date. These amounts include capital losses acquired from MSIF Emerging Markets Domestic Debt that may be subject to limitation under IRC Section 382 in future years.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2017, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $625,000.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund did not have record owners of 10% or greater.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Fixed Income Opportunities Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Fixed Income Opportunities Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Fixed Income Opportunities Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007- 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000- December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005- July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

40

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMEDANN
2008147 EXP. 02.28.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Leaders Portfolio

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	24
Federal Tax Notice	25
Privacy Notice	26
Director and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Emerging Markets Leaders Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Expense Example (unaudited)

Emerging Markets Leaders Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Leaders Portfolio Class I	$1,000.00	$1,069.80	$1,019.61	$5.79	$5.65	1.11%
Emerging Markets Leaders Portfolio Class A	1,000.00	1,067.90	1,017.44	8.03	7.83	1.54
Emerging Markets Leaders Portfolio Class C	1,000.00	1,063.40	1,013.66	11.91	11.62	2.29
Emerging Markets Leaders Portfolio Class IS	1,000.00	1,070.00	1,019.71	5.69	5.55	1.09

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

Emerging Markets Leaders Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 26.01%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI Emerging Markets Net Index (the "Index"), which returned 37.28%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Emerging market (EM) equities performed well during 2017, up 37.28%, as measured by the Index. The Fund's portfolio lagged on a relative basis. Technology companies within EM dominated the broad market surge. While the portfolio benefited from the tech stocks it does own, our bottom-up assessment of individual companies led us to be underweight the sector relative to the Index, which was disadvantageous to performance during the period.

•  Only a few countries meaningfully outperformed the Index for the year, two of which were China and Korea. The portfolio is less exposed to China and Korea. We remain cautious on China because of its massive debt build-up since the global financial crisis. We are also underweight Korea as its economy is mainly export-driven, with large trade and economic exposure to China.

•  The top contributors to performance over the year were our holdings in a Chinese tech company, a Hong Kong-based luggage company and an Indian consumer electrical products company.

•  The largest detractors from performance were our holdings in a South African quick service restaurant company, an Indonesia minimart company and a Korean tech company.

Management Strategies

•  EM economic growth is a critical catalyst for strong performance of EM equities. We remain constructive on EM economic growth prospects over the next three to five years. EM equities historically performed well when EM economic differentials were rising relative to developed countries, and we expect this trend to continue for several years.(i) However, we acknowledge that equity markets could experience some short-term correction from any number of potential factors. Within EM, negative fallout could stem from China's massive debt build-up, which could show up in investor disappointment with a weakening in China's macroeconomic data or an increase in non-performing loans.

•  We also note that the 2017 rally in EM was unusual in that it lacked a drawdown of magnitude. The maximum EM drawdown in 2017 was just under 5%.(ii) This is the smallest drawdown since 1993, when EM had a 4% drawdown.(ii) The median calendar year drawdown in EM since 1988 is 19%.(ii) Our strategy historically has excelled at protecting capital in down markets and capturing significant excess return relative to the benchmark, driven by its focus on quality and building downside risk expectations into its target price and expected return models.

•  Our investment philosophy continues to focus on finding high-quality businesses exposed to sustainable pockets of growth. We remain constructive on companies benefiting from healthy domestic demand, financials benefiting from under-penetrated credit markets and technology companies that are growing for structural reasons.

(i)  Source: FactSet, JP Morgan, Morgan Stanley Investment Management, as of July 31, 2017

(ii)  Source: Morgan Stanley Investment Management, Bloomberg L.P., and FactSet

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Emerging Markets Leaders Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on June 30, 2011. The performance shown for the Fund's Class I shares reflects the performance of the Morgan Stanley Emerging Markets Leaders Fund (Cayman) LP, a private fund managed by the Adviser for periods prior to close of business on January 5, 2015, when the Fund acquired substantially all of the assets and liabilities of the Private Fund in exchange for shares of the Fund (the "Emerging Markets Leaders Reorganization").

In accordance with SEC regulations, The Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI Emerging Markets Net Index(1) the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2017 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(6)
Fund — Class I Shares w/o sales charges(4)	26.01%	4.41%	—	4.48%
Fund — Class A Shares w/o sales charges(4)	25.46	4.16	—	4.28
Fund — Class A Shares with maximum 5.25% sales charges(4)	18.82	3.03	—	3.42
Fund — Class C Shares w/o sales charges(5)	24.53	—	—	4.83
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	23.53	—	—	4.83
Fund — Class IS Shares w/o sales charges(4)	26.02	4.42	—	4.49
MSCI Emerging Markets Net Index	37.28	4.35	—	2.62
Lipper Emerging Market Funds Index	35.56	4.54	—	3.10

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 24 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Pursuant to an agreement and plan of reorganization, between Morgan Stanley Institutional Fund, Inc., on behalf of the Fund, and Morgan Stanley Emerging Markets Leaders Fund (Cayman) LP, a private fund managed by the Adviser (the "Private Fund"), following close of business on January 5, 2015, the Fund acquired substantially all of the assets and liabilities of the Private Fund in exchange for shares of the Fund (the "Emerging Markets Leaders Reorganization"). The Private Fund commenced operations on June 30, 2011. The Fund adopted the performance history of the Private Fund. Performance shown for the Fund's Class I, Class A and Class IS shares reflects the performance of the limited partnership interests of the Private Fund, adjusted to reflect any applicable sales charge of the Class, but not adjusted for any other differences in expenses. If adjusted for other expenses, the historical returns would be different.

(5)  Commenced offering on April 30, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments

Emerging Markets Leaders Portfolio

	Shares	Value (000)
Common Stocks (96.0%)
Belgium (2.1%)
Anheuser-Busch InBev N.V.	16,792	$1,873
Brazil (1.5%)
Banco Bradesco SA (Preference)	127,715	1,310
China (11.6%)
Alibaba Group Holding Ltd. ADR (a)	19,744	3,404
Tencent Holdings Ltd. (b)	135,400	7,000
		10,404
Czech Republic (2.7%)
Komercni Banka AS	56,935	2,444
Germany (2.8%)
Adidas AG	12,650	2,525
Hong Kong (10.0%)
AIA Group Ltd.	543,000	4,631
Samsonite International SA	960,300	4,411
		9,042
Hungary (3.1%)
OTP Bank PLC	68,109	2,813
India (16.4%)
Apollo Hospitals Enterprise Ltd.	216,494	4,086
Colgate-Palmolive India Ltd.	102,954	1,773
Crompton Greaves Consumer Electricals Ltd.	524,347	2,255
Godrej Consumer Products Ltd.	150,768	2,357
IndusInd Bank Ltd. (Foreign)	22,448	580
LIC Housing Finance Ltd.	186,591	1,644
Marico Ltd.	419,311	2,118
		14,813
Indonesia (6.9%)
Bank Mandiri Persero Tbk PT	7,362,700	4,336
Sumber Alfaria Trijaya Tbk PT	41,333,891	1,863
		6,199
Korea, Republic of (9.9%)
CJ CGV Co., Ltd.	26,650	1,843
Hanssem Co., Ltd.	15,288	2,571
Osstem Implant Co., Ltd. (a)	41,978	2,316
Samsung Electronics Co., Ltd.	924	2,195
		8,925
Mexico (6.5%)
Alsea SAB de CV	469,905	1,538
Fomento Economico Mexicano SAB de CV ADR	33,943	3,187
Grupo Financiero Banorte SAB de CV Series O	212,628	1,167
		5,892
Peru (3.9%)
Credicorp Ltd.	17,099	3,547
Poland (1.8%)
Eurocash SA	212,272	1,609
Russia (1.1%)
Magnit PJSC GDR	36,572	1,000
	Shares	Value (000)
South Africa (5.2%)
Famous Brands Ltd. (a)	369,668	$3,078
Life Healthcare Group Holdings Ltd.	713,796	1,600
		4,678
Switzerland (0.3%)
DKSH Holding AG	3,446	302
Taiwan (10.2%)
King Slide Works Co., Ltd.	204,000	2,746
Largan Precision Co., Ltd.	5,000	673
Poya International Co., Ltd.	193,304	2,419
Silergy Corp.	48,000	1,097
Superalloy Industrial Co., Ltd.	184,292	495
Voltronic Power Technology Corp.	101,750	1,761
		9,191
Total Common Stocks (Cost $72,230)		86,567
Short-Term Investment (3.7%)
Investment Company (3.7%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $3,309)	3,308,563	3,309
Total Investments (99.7%) (Cost $75,539) (c)(d)		89,876
Other Assets in Excess of Liabilities (0.3%)		293
Net Assets (100.0%)		$90,169

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  The approximate fair value and percentage of net assets, $73,724,000 and 81.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(d)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $77,004,000. The aggregate gross unrealized appreciation is approximately $14,454,000 and the aggregate gross unrealized depreciation is approximately $1,582,000, resulting in net unrealized appreciation of approximately $12,872,000.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

PJSC  Public Joint Stock Company.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Emerging Markets Leaders Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Other*	23.1%
Banks	18.0
Internet Software & Services	11.6
Textiles, Apparel & Luxury Goods	7.7
Personal Products	7.0
Health Care Providers & Services	6.3
Beverages	5.6
Household Durables	5.4
Insurance	5.2
Hotels, Restaurants & Leisure	5.1
Food & Staples Retailing	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Emerging Markets Leaders Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $72,230)	$86,567
Investment in Security of Affiliated Issuer, at Value (Cost $3,309)	3,309
Total Investments in Securities, at Value (Cost $75,539)	89,876
Foreign Currency, at Value (Cost $295)	294
Receivable for Investments Sold	359
Tax Reclaim Receivable	134
Receivable for Fund Shares Sold	60
Dividends Receivable	28
Receivable from Affiliate	3
Other Assets	48
Total Assets	90,802
Liabilities:
Payable for Investments Purchased	288
Payable for Custodian Fees	78
Deferred Capital Gain Country Tax	76
Payable for Advisory Fees	71
Payable for Professional Fees	71
Payable for Fund Shares Redeemed	22
Payable for Administration Fees	6
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Sub Transfer Agency Fees — Class I	1
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Other Liabilities	15
Total Liabilities	633
Net Assets	$90,169
Net Assets Consist Of:
Paid-in-Capital	$77,386
Distributions in Excess of Net Investment Income	(220)
Distributions in Excess of Net Realized Gain	(1,277)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $62 of Deferred Capital Gain Country Tax)	14,275
Foreign Currency Translations	5
Net Assets	$90,169

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Emerging Markets Leaders Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2017 (000)
CLASS I:
Net Assets	$73,273
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	6,033,848
Net Asset Value, Offering and Redemption Price Per Share	$12.14
CLASS A:
Net Assets	$1,102
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	91,329
Net Asset Value, Redemption Price Per Share	$12.06
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.67
Maximum Offering Price Per Share	$12.73
CLASS C:
Net Assets	$926
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	77,784
Net Asset Value, Offering and Redemption Price Per Share	$11.90
CLASS IS:
Net Assets	$14,868
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,224,471
Net Asset Value, Offering and Redemption Price Per Share	$12.14

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Emerging Markets Leaders Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $172 of Foreign Taxes Withheld)	$1,642
Dividends from Security of Affiliated Issuer (Note G)	32
Total Investment Income	1,674
Expenses:
Advisory Fees (Note B)	841
Professional Fees	163
Custodian Fees (Note F)	119
Administration Fees (Note C)	75
Registration Fees	70
Shareholder Reporting Fees	15
Shareholder Services Fees — Class A (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	7
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Sub Transfer Agency Fees — Class I	6
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class C	1
Directors' Fees and Expenses	6
Pricing Fees	6
Other Expenses	29
Total Expenses	1,350
Waiver of Advisory Fees (Note B)	(297)
Rebate from Morgan Stanley Affiliate (Note G)	(7)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Net Expenses	1,042
Net Investment Income	632
Realized Gain (Loss):
Investments Sold	4,304
Foreign Currency Transactions	(55)
Net Realized Gain	4,249
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $62)	18,101
Foreign Currency Translations	6
Net Change in Unrealized Appreciation (Depreciation)	18,107
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	22,356
Net Increase in Net Assets Resulting from Operations	$22,988

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Emerging Markets Leaders Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$632	$75
Net Realized Gain (Loss)	4,249	(363)
Net Change in Unrealized Appreciation (Depreciation)	18,107	(1,853)
Net Increase (Decrease) in Net Assets Resulting from Operations	22,988	(2,141)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(463)	(22)
Net Realized Gain	(249)	—
Paid-in-Capital	—	(7)
Class A:
Net Investment Income	(2)	(— @)
Net Realized Gain	(3)	—
Paid-in-Capital	—	(— @)
Class C:
Net Investment Income	—	(— @)
Net Realized Gain	(3)	—
Paid-in-Capital	—	(— @)
Class IS:
Net Investment Income	(95)	(21)
Net Realized Gain	(50)	—
Paid-in-Capital	—	(27)
Total Distributions	(865)	(77)
Capital Share Transactions:(1)
Class I:
Subscribed	47,849	15,872
Distributions Reinvested	490	15
Redeemed	(10,905)	(4,035)
Class A:
Subscribed	594	1,426
Distributions Reinvested	6	— @
Redeemed	(504)	(691)
Class C:
Subscribed	247	508
Distributions Reinvested	3	— @
Redeemed	(64)	—
Class IS:
Subscribed	750	80,451
Distributions Reinvested	145	48
Redeemed	(86,228)	(5,300)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(47,617)	88,294
Redemption Fees	1	— @
Total Increase (Decrease) in Net Assets	(25,493)	86,076
Net Assets:
Beginning of Period	115,662	29,586
End of Period (Including Distributions in Excess of Net Investment Income of $(220) and $(242))	$90,169	$115,662

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Emerging Markets Leaders Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	4,336	1,602
Shares Issued on Distributions Reinvested	41	2
Shares Redeemed	(950)	(413)
Net Increase in Class I Shares Outstanding	3,427	1,191
Class A:
Shares Subscribed	52	137
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(46)	(71)
Net Increase in Class A Shares Outstanding	6	66
Class C:
Shares Subscribed	22	51
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(5)	—
Net Increase in Class C Shares Outstanding	17	51
Class IS:
Shares Subscribed	65	7,981
Shares Issued on Distributions Reinvested	12	5
Shares Redeemed	(7,984)	(539)
Net Increase (Decrease) in Class IS Shares Outstanding	(7,907)	7,447

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Emerging Markets Leaders Portfolio

	Class I
	Year Ended December 31,				Period from January 5, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$9.73		$9.45		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.08		0.04		0.06
Net Realized and Unrealized Gain (Loss)	2.45		0.25		(0.49)
Total from Investment Operations	2.53		0.29		(0.43)
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		(0.01)		(0.12)
Net Realized Gain	(0.04)		—		—
Paid-in-Capital	—		(0.00	)(4)	—
Total Distributions	(0.12)		(0.01)		(0.12)
Redemption Fees	0.00	(4)	0.00	(4)	—
Net Asset Value, End of Period	$12.14		$9.73		$9.45
Total Return(5)	26.01%		3.08%		(4.26	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$73,273		$25,374		$13,379
Ratio of Expenses to Average Net Assets(9)	1.11	%(6)	1.10	%(6)	1.14	%(6)(8)
Ratio of Net Investment Income to Average Net Assets(9)	0.67	%(6)	0.37	%(6)	0.65	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.02%		0.01	%(8)
Portfolio Turnover Rate	79%		45%		36%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.43%		1.32%		2.80	%(8)
Net Investment Income (Loss) to Average Net Assets	0.35%		0.15%		(1.01	)%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Date of Reorganization (close of business).

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Emerging Markets Leaders Portfolio

	Class A
	Year Ended December 31,				Period from January 5, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$9.67		$9.43		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.02		(0.03)		0.02
Net Realized and Unrealized Gain (Loss)	2.44		0.28		(0.48)
Total from Investment Operations	2.46		0.25		(0.46)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.01)		(0.11)
Net Realized Gain	(0.04)		—		—
Paid-in-Capital	—		(0.00	)(4)	—
Total Distributions	(0.07)		(0.01)		(0.11)
Redemption Fees	0.00	(4)	0.00	(4)	—
Net Asset Value, End of Period	$12.06		$9.67		$9.43
Total Return(5)	25.46%		2.63%		(4.61	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,102		$821		$182
Ratio of Expenses to Average Net Assets(9)	1.54	%(6)	1.53	%(6)	1.54	%(6)(8)
Ratio of Net Investment Income (Loss) to Average Net Assets(9)	0.18	%(6)	(0.33	)%(6)	0.21	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.02%		0.01	%(8)
Portfolio Turnover Rate	79%		45%		36%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.01%		1.96%		5.89	%(8)
Net Investment Loss to Average Net Assets	(0.29)%		(0.76)%		(4.14	)%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Date of Reorganization (close of business).

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Emerging Markets Leaders Portfolio

	Class C
	Year Ended December 31,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$9.59		$9.42		$10.61
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.06)		(0.10)		(0.06)
Net Realized and Unrealized Gain (Loss)	2.41		0.28		(1.07)
Total from Investment Operations	2.35		0.18		(1.13)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		(0.06)
Net Realized Gain	(0.04)		—		—
Paid-in-Capital	—		(0.00	)(4)	—
Total Distributions	(0.04)		(0.01)		(0.06)
Redemption Fees	0.00	(4)	0.00	(4)	—
Net Asset Value, End of Period	$11.90		$9.59		$9.42
Total Return(5)	24.53%		1.89%		(10.61	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$926		$587		$100
Ratio of Expenses to Average Net Assets(10)	2.29	%(6)	2.28	%(6)	2.30	%(6)(9)
Ratio of Net Investment Loss to Average Net Assets(10)	(0.49	)%(6)	(0.99	)%(6)	(0.85	)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.02%		0.00	%(7)(9)
Portfolio Turnover Rate	79%		45%		36%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.80%		3.08%		5.73	%(9)
Net Investment Loss to Average Net Assets	(1.00)%		(1.79)%		(4.28	)%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Emerging Markets Leaders Portfolio

	Class IS
	Year Ended December 31,				Period from January 5, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$9.73		$9.45		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.08		(0.00	)(4)	0.07
Net Realized and Unrealized Gain (Loss)	2.45		0.29		(0.50)
Total from Investment Operations	2.53		0.29		(0.43)
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		(0.01)		(0.12)
Net Realized Gain	(0.04)		—		—
Paid-in-Capital	—		(0.00	)(4)	—
Total Distributions	(0.12)		(0.01)		(0.12)
Redemption Fees	0.00	(4)	0.00	(4)	—
Net Asset Value, End of Period	$12.14		$9.73		$9.45
Total Return(5)	26.02%		3.09%		(4.25	)%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$14,868		$88,880		$15,925
Ratio of Expenses to Average Net Assets(11)	1.09	%(6)	1.08	%(6)	1.12	%(6)(7)(10)
Ratio of Net Investment Income (Loss) to Average Net Assets(11)	0.72	%(6)	(0.00	)%(6)(8)	0.75	%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(10)	0.02%		0.01	%(10)
Portfolio Turnover Rate	79%		45%		36%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.42%		1.31%		2.65	%(10)
Net Investment Income (Loss) to Average Net Assets	0.39%		(0.23)%		(0.78	)%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Date of Reorganization (close of business).

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class IS shares. Prior to September 30, 2015, the maximum ratio was 1.15% for Class IS shares.

(8)  Amount is less than 0.005%.

(9)  Not annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Leaders Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Auto Components	$—	$495	$—	$495
Banks	4,714	11,483	—	16,197
Beverages	3,187	1,873	—	5,060
Electrical Equipment	—	1,761	—	1,761
Electronic Equipment, Instruments & Components	—	673	—	673
Food & Staples Retailing	—	4,472	—	4,472
Health Care Equipment & Supplies	—	2,316	—	2,316
Health Care Providers & Services	—	5,686	—	5,686
Hotels, Restaurants & Leisure	1,538	3,078	—	4,616
Household Durables	—	4,826	—	4,826
Insurance	—	4,631	—	4,631
Internet Software & Services	3,404	7,000	—	10,404
Machinery	—	2,746	—	2,746
Media	—	1,843	—	1,843
Multi-Line Retail	—	2,419	—	2,419
Personal Products	—	6,248	—	6,248
Professional Services	—	302	—	302
Semiconductors & Semiconductor Equipment	—	1,097	—	1,097
Tech Hardware, Storage & Peripherals	—	2,195	—	2,195
Textiles, Apparel & Luxury Goods	—	6,936	—	6,936
Thrifts & Mortgage Finance	—	1,644	—	1,644
Total Common Stocks	12,843	73,724	—	86,567
Short-Term Investment
Investment Company	3,309	—	—	3,309
Total Assets	$16,152	$73,724	$—	$89,876

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $64,429,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the year ended December 31, 2017, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.57% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class I shares, 1.55% for Class A shares, 2.30% for Class C shares and 1.10% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $297,000 of advisory fees were waived and approximately $4,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $74,932,000 and $72,519,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $7,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$2,727	$65,915	$65,333	$32
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$3,309

During the year ended December 31, 2017, the Fund incurred approximately $10,000 in brokerage commissions with Morgan

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Adviser and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal

Revenue Service, New York and various states. Generally, each of the tax years in the three-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)
$555	$310	$43	$—	$34

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, a dividend redesignation and redemptions in kind, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Distributions in Excess of Net Investment Income (000)	Distributions in Excess of Net Realized Gain (000)	Paid-in- Capital (000)
$(50)	$(4,298)	$4,348

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$188

During the year ended December 31, 2017, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $742,000.

For the year ended December 31, 2017, the Fund realized gains from in-kind redemptions of approximately $4,348,000. The gains are not taxable income to the Fund.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 81.3%.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Leaders Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Leaders Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from January 5, 2015 (commencement of operations) through December 31, 2015 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Leaders Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from January 5, 2015 (commencement of operations) through December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017. For corporate shareholders 0.2% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $310,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximuqm of approximately $728,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $168,000 and has derived net income from sources within foreign countries amounting to approximately $1,794,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday-Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMLANN
2007298 EXP. 02.28.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Portfolio

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Federal Tax Notice	30
Privacy Notice	31
Director and Officer Information	34

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Emerging Markets Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Expense Example (unaudited)

Emerging Markets Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Portfolio Class I	$1,000.00	$1,125.90	$1,019.91	$5.63	$5.35	1.05%
Emerging Markets Portfolio Class A	1,000.00	1,124.50	1,018.35	7.28	6.92	1.36
Emerging Markets Portfolio Class L	1,000.00	1,121.30	1,015.63	10.16	9.65	1.90
Emerging Markets Portfolio Class C	1,000.00	1,119.90	1,014.37	11.49	10.92	2.15
Emerging Markets Portfolio Class IS	1,000.00	1,126.50	1,020.42	5.09	4.84	0.95

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

Emerging Markets Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 34.97%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI Emerging Markets Net Index (the "Index"), which returned 37.28%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Emerging markets ("EM") equities outperformed developed market equities in 2017 with the Index returning 37.28% versus the MSCI World Index return of 22.40%. The strong EM equity rally in 2017 is notable for several reasons. As with the U.S. bull market in 2017, technology companies within EM have dominated the surge. On both a sector and country basis, leadership has been historically narrow and it is the first year in almost two decades that leadership has not been driven by commodity prices.(i) Further, volatility has been extremely low and the minor 5% drawdown in 2017 was the smallest in EM since 1993.(ii)

•  Information technology ("IT") companies dominated returns to an extent not seen since the dot-com era of the late 1990s.(i) Real estate and consumer discretionary also outperformed the Index, but to a much lesser degree. The Index's technology sector rose 61% versus 49% for real estate and 40% for consumer discretionary stocks. China, Poland and South Korea were the only countries to meaningfully outperform the Index. The Fund's portfolio had an average weight of 22% in technology versus the Index's weight at 26% over the year, and a 19% allocation in China versus the Index's allocation at 28%.

•  We have long held underweight allocations to China and Korea in the portfolio over concern about both countries' slowing economic growth and China's massive debt build-up in its "old" and state-controlled portions of the economy and market. Our portfolio makes important distinctions within China, owning only those companies, including tech, which we believe have constructive secular long-term earnings growth prospects; we largely avoid those companies with state control that are not focused on shareholder returns. Considering the underweights to China and Korea, the Fund delivered strong performance by finding those other pockets of accelerating, sustainable growth in such countries as Poland and India and specific companies in Russia, Argentina and Brazil, which are recovering from historically deep recessions.

•  While our underweight allocation to China was the biggest detractor from performance from a country allocation standpoint, our strong stock selection in the country was the biggest contributor from a stock selection standpoint, and more than offset losses from allocation. Similarly, our stock selection choices leading to our slightly underweight allocation to the IT sector detracted from returns, but these losses were more than offset by our stock selection within the IT sector.

Management Strategies

•  A bullish case can be made that the leading EM tech stocks still have enormous room to grow. We are very careful in our stock selection within the sector. The question, however, is whether tech stocks will remain the only game in global markets, as seemed to be the case for much of last year. 2017 was a year of unusually low volatility, accompanied by abnormally intense concentration both in the U.S. and EMs. Whether we look at emerging markets returns by country, sector or company, they were unusually concentrated on one bet — the big tech firms, particularly from China.

•  Historically, when markets become this stretched, they tend to snap back into some semblance of balance. That snap could produce the first significant corrections in many months. But it could also produce a shift toward sectors and countries that have been overlooked and have underperformed as investors were all-consumed by

(i)  Source: Morgan Stanley Investment Management, FactSet and Haver Analytics

(ii)  Source: Morgan Stanley Investment Management, Bloomberg L.P. and FactSet

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Emerging Markets Portfolio

the tech story. The time seems ripe for a shift, given that the global recovery has been unusually broad, lifting every major economy out of the doldrums, and creating potential opportunity in many sectors.

•  What keeps EM equities in good health as an asset class — even if they do experience a drawdown — is that for EM in aggregate, the EM current account is in surplus and the capital account is no longer negative, placing the asset class in better shape to sustain what has been a gradually rising U.S. interest rate environment. This has been a well-signaled U.S. rate hike cycle and the Federal Reserve's moves have been only 25 basis points at a time — in sharp contrast to the abrupt and larger rate hikes that occurred in the 1990s and early 2000s.

•  With all this in mind, we continue to own technology companies that are growing for structural reasons; we are underweight more cyclical tech plays.

•  We are constructive on those EM financials benefiting from underpenetrated credit markets and favorable interest rate environments in individual countries, and on companies benefiting from healthy domestic demand, particularly in regard to health care, travel and leisure, and select consumer discretionary and staples.

•  On a country basis, we continue to be overweight Eastern Europe, Brazil, the Philippines and Indonesia on various factors including healthy domestic demand, underpenetrated credit and the economic benefits of selective reform. We are underweight countries with decelerating growth or heavy dependence on exports such as China, Taiwan and Korea.

•  We believe Eastern European growth should continue to improve. Western European growth continues to gradually recover, as consumer pent-up demand rebounds from depressed levels and monetary conditions remain loose. Eastern Europe offers exposure to that recovery. The region has competitive currencies and labor markets, and it has been gaining market share in global manufactured exports for the past few years. Wage pressure could lead to higher inflation, especially in Poland, Hungary and Romania, which should help nominal gross domestic product (GDP) and earnings growth.

•  We remain constructive on the Southeast Asian countries of Indonesia, Malaysia and the Philippines.

•  Indonesia and Malaysia have adjusted to lower commodity prices, leading to better current and fiscal account positions, as well as bottoming GDP growth. The Philippines is one of the highest-growing countries in EM, and we think this could translate into superior earnings growth for the equity market. For the region as a whole, fiscal reforms such as subsidy reduction, tax amnesty and a widening of the tax base and infrastructure spending could provide a positive policy backdrop for the equity markets.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Emerging Markets Portfolio

Performance Compared to the MSCI Emerging Markets Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	34.97%	4.13%	0.50%	8.21%
Fund — Class A Shares w/o sales charges(5)	34.54	3.80	0.22	7.16
Fund — Class A Shares with maximum 5.25% sales charges(5)	27.45	2.69	–0.32	6.90
Fund — Class L Shares w/o sales charges(6)	33.80	3.25	—	3.95
Fund — Class C Shares w/o sales charges(8)	33.45	—	—	5.53
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	32.45	—	—	5.53
Fund — Class IS Shares w/o sales charges(7)	35.09	—	—	5.54
MSCI Emerging Markets Net Index	37.28	4.35	1.68	8.00
Lipper Emerging Markets Funds Index	35.56	4.54	1.49	N/A

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 24 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on September 25, 1992.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on April 27, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments

Emerging Markets Portfolio

	Shares	Value (000)
Common Stocks (97.0%)
Argentina (1.4%)
Banco Macro SA ADR	78,457	$9,092
Grupo Financiero Galicia SA ADR	162,237	10,683
		19,775
Austria (0.9%)
Erste Group Bank AG (a)	289,085	12,467
Brazil (7.2%)
B3 SA — Brasil Bolsa Balcao	1,581,068	10,838
Banco Bradesco SA (Preference)	1,988,595	20,398
BRF SA (a)	883,845	9,949
Itau Unibanco Holding SA (Preference)	1,718,705	22,259
Lojas Renner SA	1,445,959	15,417
Petroleo Brasileiro SA (a)	1,962,105	10,052
Petroleo Brasileiro SA (Preference) (a)	2,344,730	11,468
		100,381
Chile (1.2%)
Banco Santander Chile	35,012,859	2,737
Banco Santander Chile ADR	44,029	1,377
SACI Falabella	1,319,884	13,179
		17,293
China (21.2%)
AAC Technologies Holdings, Inc. (b)	158,000	2,810
Alibaba Group Holding Ltd. ADR (a)(c)	225,026	38,801
Bank of China Ltd. H Shares (b)	52,419,000	25,722
China Construction Bank Corp. H Shares (b)	24,863,750	22,870
China Mengniu Dairy Co., Ltd. (a)(b)	2,082,000	6,190
China Mobile Ltd. (b)	646,500	6,544
China Overseas Land & Investment Ltd. (b)	866,000	2,787
China Pacific Insurance Group Co., Ltd. H Shares (b)	3,407,000	16,295
China Unicom Hong Kong Ltd. (a)(b)	3,610,000	4,886
CSPC Pharmaceutical Group Ltd. (b)	3,864,000	7,801
Ctrip.com International Ltd. ADR (a)	24,011	1,059
JD.com, Inc. ADR (a)	255,930	10,601
NetEase, Inc. ADR	15,488	5,344
New Oriental Education & Technology Group, Inc. ADR	91,849	8,634
PetroChina Co., Ltd. H Shares (b)	7,140,000	4,983
Shenzhou International Group Holdings Ltd. (b)	954,000	9,061
Sino Biopharmaceutical Ltd. (b)	5,649,000	9,997
Sogou, Inc. ADR (a)(c)	322,023	3,726
TAL Education Group ADR	308,298	9,160
Tencent Holdings Ltd. (b)	1,928,800	99,709
		296,980
Czech Republic (0.8%)
Komercni Banka AS	268,049	11,505
Egypt (0.5%)
Commercial International Bank Egypt SAE	1,697,163	7,417
Germany (0.7%)
Adidas AG	47,017	9,386
	Shares	Value (000)
Hong Kong (2.3%)
AIA Group Ltd.	1,727,800	$14,735
Samsonite International SA	3,871,800	17,785
		32,520
Hungary (1.2%)
OTP Bank PLC	391,956	16,191
India (8.7%)
Ashok Leyland Ltd.	7,416,600	13,807
Bharat Petroleum Corp., Ltd.	1,869,288	15,142
Housing Development Finance Corp., Ltd.	423,756	11,341
ICICI Bank Ltd.	1,253,528	6,147
ICICI Bank Ltd. ADR	441,900	4,300
IndusInd Bank Ltd. (Foreign)	538,855	13,918
Marico Ltd.	3,148,370	15,905
Maruti Suzuki India Ltd.	112,287	17,089
Shree Cement Ltd.	40,637	11,525
Zee Entertainment Enterprises Ltd.	1,474,578	13,440
		122,614
Indonesia (4.7%)
Astra International Tbk PT	18,135,400	11,086
Bank Mandiri Persero Tbk PT	23,262,800	13,701
Bumi Serpong Damai Tbk PT	38,535,100	4,828
Semen Indonesia Persero Tbk PT	12,887,700	9,405
Telekomunikasi Indonesia Persero Tbk PT	35,967,600	11,706
Unilever Indonesia Tbk PT	2,668,200	10,994
XL Axiata Tbk PT (a)	21,580,200	4,708
		66,428
Korea, Republic of (10.0%)
CJ Corp.	51,952	8,813
Coway Co., Ltd.	73,024	6,653
Hanssem Co., Ltd.	27,391	4,606
Hugel, Inc. (a)	16,261	8,472
Hyundai Development Co-Engineering & Construction	166,755	6,003
Hyundai Motor Co.	64,553	9,404
Korea Aerospace Industries Ltd. (c)	160,165	7,089
Korea Electric Power Corp.	242,471	8,640
Mando Corp. (c)	29,534	8,490
NAVER Corp.	18,855	15,309
Samsung Electronics Co., Ltd.	16,835	39,997
Samsung Electronics Co., Ltd. (Preference)	8,513	16,595
		140,071
Malaysia (4.1%)
Genting Malaysia Bhd	9,455,900	13,151
IHH Healthcare Bhd	9,086,500	13,157
Malayan Banking Bhd	4,543,329	10,992
Malaysia Airports Holdings Bhd	3,827,500	8,336
Sime Darby Bhd	5,054,000	2,753
Sime Darby Plantation Bhd (a)	5,054,000	7,493
Sime Darby Property Bhd (a)	5,054,000	2,223
		58,105
The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

	Shares	Value (000)
Mexico (2.9%)
Alsea SAB de CV	1,694,238	$5,544
Fomento Economico Mexicano SAB de CV ADR	152,740	14,342
Grupo Financiero Banorte SAB de CV Series O	3,777,451	20,735
		40,621
Pakistan (0.4%)
Lucky Cement Ltd.	23,250	109
United Bank Ltd.	3,528,900	6,012
		6,121
Panama (0.7%)
Copa Holdings SA, Class A	71,096	9,531
Peru (1.5%)
Credicorp Ltd.	98,406	20,412
Philippines (3.0%)
Ayala Corp.	321,610	6,540
Ayala Land, Inc.	6,779,000	6,042
Metropolitan Bank & Trust Co.	7,700,257	15,632
SM Investments Corp.	665,975	13,190
		41,404
Poland (5.2%)
Bank Zachodni WBK SA	105,064	11,932
CCC SA	147,348	12,026
Jeronimo Martins SGPS SA	330,916	6,426
LPP SA	3,891	9,930
Powszechna Kasa Oszczednosci Bank Polski SA (a)	1,289,220	16,378
Powszechny Zaklad Ubezpieczen SA	1,348,777	16,304
		72,996
Russia (4.9%)
Gazprom PJSC ADR	78,009	344
Gazprom PJSC ADR	2,407,238	10,614
Mail.ru Group Ltd. GDR (a)	172,106	4,957
MMC Norilsk Nickel PJSC ADR	14,182	268
MMC Norilsk Nickel PJSC ADR	705,977	13,174
Sberbank of Russia PJSC ADR	1,203,477	20,370
X5 Retail Group N.V. GDR (a)	266,206	10,047
Yandex N.V., Class A (a)	262,392	8,593
		68,367
South Africa (4.2%)
AVI Ltd.	1,325,406	11,819
Capitec Bank Holdings Ltd.	145,560	12,887
Clicks Group Ltd.	540,344	7,909
Discovery Ltd.	548,916	8,251
Imperial Holdings Ltd.	245,037	5,186
Naspers Ltd., Class N	40,925	11,403
Standard Bank Group Ltd.	50,877	804
		58,259
Switzerland (0.3%)
DKSH Holding AG	41,488	3,629
	Shares	Value (000)
Taiwan (7.4%)
Advanced Semiconductor Engineering, Inc.	3,949,253	$5,070
Advantech Co., Ltd.	501,584	3,545
Delta Electronics, Inc.	1,605,557	7,732
Hon Hai Precision Industry Co., Ltd.	2,302,700	7,335
Largan Precision Co., Ltd.	70,000	9,427
MediaTek, Inc.	636,000	6,270
Nanya Technology Corp.	2,026,000	5,157
Nien Made Enterprise Co., Ltd.	759,000	8,110
President Chain Store Corp.	483,000	4,603
Taiwan Semiconductor Manufacturing Co., Ltd.	6,087,205	46,774
		104,023
United States (1.6%)
MercadoLibre, Inc.	73,089	22,998
Total Common Stocks (Cost $951,950)		1,359,494
Short-Term Investments (3.3%)
Securities held as Collateral on Loaned Securities (0.3%)
Investment Company (0.3%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $3,864)	3,864,276	3,864
Investment Company (3.0%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $42,478)	42,477,777	42,478
Total Short-Term Investments (Cost $46,342)		46,342
Total Investments (100.3%) (Cost $998,292) Including $15,767 of Securities Loaned (d)(e)		1,405,836
Liabilities in Excess of Other Assets (–0.3%)		(4,066)
Net Assets (100.0%)		$1,401,770

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  All or a portion of this security was on loan at December 31, 2017.

(d)  The approximate fair value and percentage of net assets, $1,128,318,000 and 80.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $1,003,824,000. The aggregate gross unrealized appreciation is approximately $416,547,000 and the aggregate gross unrealized depreciation is approximately $14,535,000, resulting in net unrealized appreciation of approximately $402,012,000.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

PJSC  Public Joint Stock Company.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	61.8%
Banks	24.0
Internet Software & Services	14.2
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2017.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Emerging Markets Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $951,950)	$1,359,494
Investment in Security of Affiliated Issuer, at Value (Cost $46,342)	46,342
Total Investments in Securities, at Value (Cost $998,292)	1,405,836
Foreign Currency, at Value (Cost $291)	289
Receivable for Fund Shares Sold	2,007
Receivable for Investments Sold	1,778
Dividends Receivable	1,018
Tax Reclaim Receivable	237
Receivable from Affiliate	34
Receivable from Securities Lending Income	6
Interest Receivable	1
Other Assets	90
Total Assets	1,411,296
Liabilities:
Collateral on Securities Loaned, at Value	3,864
Payable for Advisory Fees	2,469
Deferred Capital Gain Country Tax	1,924
Payable for Custodian Fees	642
Payable for Investments Purchased	102
Payable for Fund Shares Redeemed	100
Payable for Directors' Fees and Expenses	99
Payable for Administration Fees	92
Payable for Professional Fees	76
Payable for Sub Transfer Agency Fees — Class I	62
Payable for Sub Transfer Agency Fees — Class A	5
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	4
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Shareholder Services Fees — Class A	5
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Other Liabilities	78
Total Liabilities	9,526
Net Assets	$1,401,770
Net Assets Consist Of:
Paid-in-Capital	$1,034,553
Distributions in Excess of Net Investment Income	(17)
Accumulated Net Realized Loss	(38,979)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $1,306 of Deferred Capital Gain Country Tax)	406,238
Foreign Currency Translations	(25)
Net Assets	$1,401,770

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Emerging Markets Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2017 (000)
CLASS I:
Net Assets	$342,400
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	12,248,815
Net Asset Value, Offering and Redemption Price Per Share	$27.95
CLASS A:
Net Assets	$23,952
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	879,182
Net Asset Value, Redemption Price Per Share	$27.24
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.51
Maximum Offering Price Per Share	$28.75
CLASS L:
Net Assets	$253
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	9,432
Net Asset Value, Offering and Redemption Price Per Share	$26.85
CLASS C:
Net Assets	$817
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	30,645
Net Asset Value, Offering and Redemption Price Per Share	$26.66
CLASS IS:
Net Assets	$1,034,348
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	36,999,399
Net Asset Value, Offering and Redemption Price Per Share	$27.96
(1) Including: Securities on Loan, at Value:	$15,767

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Emerging Markets Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2,463 of Foreign Taxes Withheld)	$20,903
Dividends from Security of Affiliated Issuer (Note G)	233
Income from Securities Loaned — Net	48
Total Investment Income	21,184
Expenses:
Advisory Fees (Note B)	9,388
Custodian Fees (Note F)	988
Administration Fees (Note C)	959
Sub Transfer Agency Fees — Class I	283
Sub Transfer Agency Fees — Class A	31
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Professional Fees	164
Registration Fees	80
Shareholder Services Fees — Class A (Note D)	54
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	7
Shareholder Reporting Fees	58
Directors' Fees and Expenses	31
Transfer Agency Fees — Class I (Note E)	13
Transfer Agency Fees — Class A (Note E)	6
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Pricing Fees	13
Other Expenses	82
Total Expenses	12,165
Waiver of Advisory Fees (Note B)	(377)
Rebate from Morgan Stanley Affiliate (Note G)	(50)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Net Expenses	11,733
Net Investment Income	9,451
Realized Gain (Loss):
Investments Sold (Net of $874 of Capital Gain Country Tax)	42,513
Foreign Currency Forward Exchange Contracts	146
Foreign Currency Transactions	(414)
Net Realized Gain	42,245
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $711)	294,321
Foreign Currency Forward Exchange Contracts	(264)
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	294,057
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	336,302
Net Increase in Net Assets Resulting from Operations	$345,753

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Emerging Markets Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$9,451	$8,448
Net Realized Gain (Loss)	42,245	(25,501)
Net Change in Unrealized Appreciation (Depreciation)	294,057	72,717
Net Increase in Net Assets Resulting from Operations	345,753	55,664
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(2,064)	(2,318)
Class A:
Net Investment Income	(80)	(93)
Class L:
Net Investment Income	(— @)	—
Class C:
Net Investment Income	(1)	(— @)
Class IS:
Net Investment Income	(6,989)	(5,700)
Total Distributions	(9,134)	(8,111)
Capital Share Transactions:(1)
Class I:
Subscribed	48,189	76,859
Distributions Reinvested	2,027	2,281
Redeemed	(82,161)	(323,673)
Class A:
Subscribed	6,843	5,925
Distributions Reinvested	77	90
Redeemed	(7,956)	(7,085)
Class L:
Exchanged	7	—
Distributions Reinvested	— @	—
Redeemed	(68)	—
Class C:
Subscribed	56	562
Distributions Reinvested	1	— @
Redeemed	(50)	—
Class IS:
Subscribed	172,808	348,817
Distributions Reinvested	6,744	5,700
Redeemed	(40,828)	(45,556)
Net Increase in Net Assets Resulting from Capital Share Transactions	105,689	63,920
Redemption Fees	11	14
Total Increase in Net Assets	442,319	111,487
Net Assets:
Beginning of Period	959,451	847,964
End of Period (Including Distributions in Excess of Net Investment Income and Accumulated Undistributed Net Investment Income of $(17) and $810, respectively)	$1,401,770	$959,451

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Emerging Markets Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,924	3,587
Shares Issued on Distributions Reinvested	75	111
Shares Redeemed	(3,319)	(17,121)
Net Decrease in Class I Shares Outstanding	(1,320)	(13,423)
Class A:
Shares Subscribed	277	294
Shares Issued on Distributions Reinvested	3	5
Shares Redeemed	(328)	(366)
Net Decrease in Class A Shares Outstanding	(48)	(67)
Class L:
Shares Exchanged	— @@	—
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(2)	—
Net Increase (Decrease) in Class L Shares Outstanding	(2)	—
Class C:
Shares Subscribed	2	30
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(2)	—
Net Increase in Class C Shares Outstanding	—- @@	30
Class IS:
Shares Subscribed	6,862	18,363
Shares Issued on Distributions Reinvested	249	278
Shares Redeemed	(1,653)	(2,215)
Net Increase in Class IS Shares Outstanding	5,458	16,426

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Emerging Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$20.83		$19.68		$22.13		$24.64		$25.94
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.19		0.17		0.15		0.17		0.20
Net Realized and Unrealized Gain (Loss)	7.10		1.15		(2.43)		(1.30)		(0.44)
Total from Investment Operations	7.29		1.32		(2.28)		(1.13)		(0.24)
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.17)		(0.17)		(0.20)		(0.20)
Net Realized Gain	—		—		—		(1.18)		(0.86)
Total Distributions	(0.17)		(0.17)		(0.17)		(1.38)		(1.06)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$27.95		$20.83		$19.68		$22.13		$24.64
Total Return(4)	34.97%		6.73%		(10.33)%		(4.47)%		(0.80)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$342,400		$282,674		$531,194		$644,537		$1,128,618
Ratio of Expenses to Average Net Assets(9)	1.04	%(5)	1.11	%(5)(7)	1.24	%(5)(6)	1.25	%(5)	1.24	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		1.24	%(5)
Ratio of Net Investment Income to Average Net Assets(9)	0.75	%(5)	0.83	%(5)	0.68	%(5)	0.68	%(5)	0.79	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%
Portfolio Turnover Rate	35%		33%		40%		43%		49%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.07%		1.16%		1.45%		1.52%		1.51%
Net Investment Income to Average Net Assets	0.72%		0.78%		0.47%		0.41%		0.52%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class I shares. Prior to September 30, 2015, the maximum ratio was 1.25% for Class I shares.

(7)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class I shares. Prior to September 30, 2016, the maximum ratio was 1.20% for Class I shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Emerging Markets Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$20.31		$19.19		$21.57		$24.02		$25.31
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.10		0.11		0.07		0.11		0.12
Net Realized and Unrealized Gain (Loss)	6.92		1.11		(2.36)		(1.28)		(0.42)
Total from Investment Operations	7.02		1.22		(2.29)		(1.17)		(0.30)
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.10)		(0.09)		(0.10)		(0.13)
Net Realized Gain	—		—		—		(1.18)		(0.86)
Total Distributions	(0.09)		(0.10)		(0.09)		(1.28)		(0.99)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$27.24		$20.31		$19.19		$21.57		$24.02
Total Return(4)	34.54%		6.37%		(10.63)%		(4.77)%		(1.07)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$23,952		$18,824		$19,065		$26,701		$35,863
Ratio of Expenses to Average Net Assets(10)	1.36	%(5)	1.45	%(5)(8)	1.56	%(5)(7)	1.57	%(5)	1.52	%(5)(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		1.52	%(5)(6)
Ratio of Net Investment Income to Average Net Assets(10)	0.42	%(5)	0.55	%(5)	0.34	%(5)	0.45	%(5)	0.49	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.01%
Portfolio Turnover Rate	35%		33%		40%		43%		49%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.40%		1.48%		1.76%		1.82%		1.78%
Net Investment Income to Average Net Assets	0.38%		0.52%		0.14%		0.20%		0.23%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.50% for Class A shares.

(7)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.55% for Class A shares. Prior to September 30, 2015, the maximum ratio was 1.60% for Class A shares.

(8)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 30, 2016, the maximum ratio was 1.55% for Class A shares.

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Emerging Markets Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$20.08		$18.98		$21.39		$23.91		$25.27
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.01)		0.00	(3)	(0.04)		(0.05)		(0.05)
Net Realized and Unrealized Gain (Loss)	6.80		1.10		(2.33)		(1.23)		(0.37)
Total from Investment Operations	6.79		1.10		(2.37)		(1.28)		(0.42)
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		—		(0.04)		(0.06)		(0.08)
Net Realized Gain	—		—		—		(1.18)		(0.86)
Total Distributions	(0.02)		—		(0.04)		(1.24)		(0.94)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$26.85		$20.08		$18.98		$21.39		$23.91
Total Return(4)	33.80%		5.80%		(11.11)%		(5.26)%		(1.56)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$253		$239		$226		$210		$203
Ratio of Expenses to Average Net Assets(10)	1.90	%(5)	2.01	%(5)(8)	2.09	%(5)(7)	2.10	%(5)	2.03	%(5)(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		2.03	%(5)(6)
Ratio of Net Investment Income (Loss) to Average Net Assets(10)	(0.03	)%(5)	0.00	%(5)(9)	(0.19	)%(5)	(0.21	)%(5)	(0.18	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.01%
Portfolio Turnover Rate	35%		33%		40%		43%		49%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.54%		2.69%		2.78%		2.97%		2.54%
Net Investment Loss to Average Net Assets	(0.67)%		(0.68)%		(0.88)%		(1.08)%		(0.69)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.00% for Class L shares.

(7)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.05% for Class L shares. Prior to September 30, 2015, the maximum ratio was 2.10% for Class L shares.

(8)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 30, 2016, the maximum ratio was 2.05% for Class L shares.

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Emerging Markets Portfolio

	Class C
	Year Ended December 31,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$19.99		$18.95		$23.16
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.09)		(0.04)		(0.03)
Net Realized and Unrealized Gain (Loss)	6.78		1.09		(4.14)
Total from Investment Operations	6.69		1.05		(4.17)
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		(0.01)		(0.04)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$26.66		$19.99		$18.95
Total Return(5)	33.45%		5.56%		(18.03	)%(10)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$817		$608		$10
Ratio of Expenses to Average Net Assets(12)	2.15	%(6)	2.24	%(6)(8)	2.33	%(6)(7)(11)
Ratio of Net Investment Loss to Average Net Assets(12)	(0.36	)%(6)	(0.19	)%(6)	(0.23	)%(6)(11)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(9)	0.00	%(9)	0.00	%(9)(11)
Portfolio Turnover Rate	35%		33%		40%
(12) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.30%		2.58%		22.89	%(11)
Net Investment Loss to Average Net Assets	(0.51)%		(0.53)%		(20.79	)%(11)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.30% for Class C shares. Prior to September 30, 2015, the maximum ratio was 2.35% for Class C shares.

(8)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.15% for Class C shares. Prior to September 30, 2016, the maximum ratio was 2.30% for Class C shares.

(9)  Amount is less than 0.005%.

(10)  Not annualized.

(11)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Emerging Markets Portfolio

	Class IS
	Year Ended December 31,								Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$20.83		$19.68		$22.14		$24.64		$24.92
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.21		0.21		0.17		0.22		(0.01)
Net Realized and Unrealized Gain (Loss)	7.11		1.12		(2.44)		(1.32)		0.46
Total from Investment Operations	7.32		1.33		(2.27)		(1.10)		0.45
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.18)		(0.19)		(0.22)		(0.14)
Net Realized Gain	—		—		—		(1.18)		(0.59)
Total Distributions	(0.19)		(0.18)		(0.19)		(1.40)		(0.73)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$27.96		$20.83		$19.68		$22.14		$24.64
Total Return(5)	35.09%		6.79%		(10.29)%		(4.36)%		1.85	%(11)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,034,348		$657,106		$297,469		$325,029		$10
Ratio of Expenses to Average Net Assets(13)	0.95	%(6)	1.04	%(6)(9)	1.16	%(6)(8)	1.18	%(6)	1.17	%(6)(7)(12)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		1.17	%(6)(7)(12)
Ratio of Net Investment Income (Loss) to Average Net Assets(13)	0.82	%(6)	0.99	%(6)	0.75	%(6)	0.89	%(6)	(0.21	)%(6)(12)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(10)	0.00	%(10)	0.00	%(10)	0.00	%(10)	0.01	%(12)
Portfolio Turnover Rate	35%		33%		40%		43%		49%
(13) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.98%		1.07%		1.35%		1.42%		6.65	%(12)
Net Investment Income (Loss) to Average Net Assets	0.79%		0.96%		0.56%		0.65%		(5.69	)%(12)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.18% for Class IS shares.

(8)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class IS shares. Prior to September 30, 2015, the maximum ratio was 1.18% for Class IS shares.

(9)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class IS shares. Prior to September 30, 2016, the maximum ratio was 1.10% for Class IS shares.

(10)  Amount is less than 0.005%.

(11)  Not annualized.

(12)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$7,089	$—	$7,089
Airlines	9,531	—	—	9,531
Auto Components	—	8,490	—	8,490
Automobiles	—	37,579	—	37,579
Banks	69,336	267,602	—	336,938
Beverages	14,342	—	—	14,342
Biotechnology	—	8,472	—	8,472
Capital Markets	—	10,838	—	10,838
Construction & Engineering	—	6,003	—	6,003
Construction Materials	—	21,039	—	21,039
Distributors	—	5,186	—	5,186
Diversified Consumer Services	17,794	—	—	17,794
Diversified Financial Services	—	6,540	—	6,540
Diversified Telecommunication Services	—	16,592	—	16,592
Electric Utilities	—	8,640	—	8,640
Electronic Equipment, Instruments & Components	—	27,304	—	27,304
Food & Staples Retailing	—	28,985	—	28,985
Food Products	7,493	27,958	—	35,451
Health Care Providers & Services	—	13,157	—	13,157
Hotels, Restaurants & Leisure	5,544	13,151	—	18,695
Household Durables	—	19,369	—	19,369
Household Products	—	10,994	—	10,994
Industrial Conglomerates	—	24,756	—	24,756
Insurance	—	55,585	—	55,585
Internet & Direct Marketing Retail	11,660	—	—	11,660
Internet Software & Services	79,462	119,975	—	199,437
Machinery	—	13,807	—	13,807
Media	—	24,843	—	24,843
Metals & Mining	268	13,174	—	13,442
Multi-Line Retail	13,179	15,417	—	28,596
Oil, Gas & Consumable Fuels	344	52,259	—	52,603
Personal Products	—	15,905	—	15,905
Pharmaceuticals	—	17,798	—	17,798
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Professional Services	$—	$3,629	$—	$3,629
Real Estate Management & Development	2,223	13,657	—	15,880
Semiconductors & Semiconductor Equipment	—	63,271	—	63,271
Tech Hardware, Storage & Peripherals	—	60,137	—	60,137
Textiles, Apparel & Luxury Goods	—	58,188	—	58,188
Thrifts & Mortgage Finance	—	11,341	—	11,341
Transportation Infrastructure	—	8,336	—	8,336
Wireless Telecommunication Services	—	11,252	—	11,252
Total Common Stocks	231,176	1,128,318	—	1,359,494
Short-Term Investments
Investment Company	46,342	—	—	46,342
Total Assets	$277,518	$1,128,318	$—	$1,405,836

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $929,740,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

As of December 31, 2017, the Fund did not have any open foreign currency forward exchange contracts.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$146
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(264)

For the year ended December 31, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$3,679,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$15,767	(a)	$—	$(15,767	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received cash collateral of approximately $3,864,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $12,611,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860 "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$3,864	$—	$—	$—	$3,864
Total Borrowings	$3,864	$—	$—	$—	$3,864
Gross amount of recognized liabilities for securities lending transactions					$3,864

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

6.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
0.85%	0.75%	0.70%	0.65%

For the year ended December 31, 2017, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 1.90% for Class L shares, 2.15% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $377,000 of advisory fees were waived and approximately $5,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $489,085,000 and $407,619,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $50,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$18,610	$235,343	$207,611	$233
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$46,342

During the year ended December 31, 2017, the Fund incurred approximately $52,000 in brokerage commissions with

Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Adviser and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$9,134	$—	$8,111	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and foreign taxes paid on capital gains, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(1,144)	$1,144	$—

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$70	$—

At December 31, 2017, the Fund had available for federal income tax purposes unused short term and long term capital losses of approximately $30,544,000 and $2,899,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2017, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $43,182,000.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 63.1%.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017. For corporate shareholders 0.46% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $11,437,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $2,304,000 and has derived net income from sources within foreign countries amounting to approximately $23,524,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005- July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

38

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMANN
2007383 EXP. 02.28.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Small Cap Portfolio

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	24
Federal Tax Notice	25
Privacy Notice	26
Director and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Emerging Markets Small Cap Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Expense Example (unaudited)

Emerging Markets Small Cap Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Small Cap Portfolio Class I	$1,000.00	$1,141.30	$1,017.24	$8.53	$8.03	1.58%
Emerging Markets Small Cap Portfolio Class A	1,000.00	1,140.00	1,015.27	10.63	10.01	1.97
Emerging Markets Small Cap Portfolio Class C	1,000.00	1,135.50	1,011.49	14.64	13.79	2.72
Emerging Markets Small Cap Portfolio Class IS	1,000.00	1,142.30	1,017.29	8.48	7.98	1.57

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

Emerging Markets Small Cap Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 34.29%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI Emerging Markets Small Cap Net Index (the "Index"), which returned 33.84%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Emerging markets (EM) small-cap equities underperformed during the one-year period ending December 31, 2017, with the Index returning 33.84% versus the MSCI Emerging Markets Index's return of 37.28%.

•  The strong EM equity rally in 2017 is notable for several reasons. As with the U.S. bull market in 2017, technology companies within EM have dominated the surge. On both a sector and country basis, leadership has been historically narrow and it is the first year in almost two decades that leadership has not been driven by commodity prices.(i) Further, volatility has been extremely low and the minor 5% drawdown in 2017 was the smallest in EM since 1993.(ii)

•  Positive contributors to the Fund's performance during the period included our stock selection in and underweight allocation to China and our allocation to Argentina. Stock selection in Poland and Thailand were also strong contributors. Our underweight allocation to and stock selection in Qatar also contributed. Our stock selection in Malaysia and underweight allocation to Russia added to returns.

•  Key detractors from performance included the Fund's stock selection in and overweight allocation to Pakistan. Stock selection in and underweight allocations to Taiwan and Korea were also the main detractors. Stock selection in Brazil and Egypt hampered returns. While our stock selection in the Philippines was positive for performance, gains were more than offset by our overweight allocation to the country.

•  From a sector perspective, our stock selection in consumer discretionary and utilities contributed to returns. Our stock selection in consumer staples was strong, but gains were partially offset by our overweight allocation to the sector, which detracted. Our underweight allocation to information technology detracted from returns, as the sector was the best-performing sector in both the MSCI Emerging Markets Index and the benchmark Index. Our stock selection in health care and financials also hampered returns.

Management Strategies

•  A bullish case can be made that the leading EM tech stocks still have enormous room to grow. We are very careful in our stock selection within the sector. The question, however, is whether tech stocks will remain the only game in global markets, as seemed to be the case for much of last year. 2017 was a year of unusually low volatility, accompanied by abnormally intense concentration both in the U.S. and emerging markets. Whether we look at emerging markets returns by country, sector or company, they were unusually concentrated on one bet — the big tech firms, particularly from China.

•  Historically, when markets become this stretched, they tend to snap back into some semblance of balance. That snap could produce the first significant corrections in many months. But it could also produce a shift toward sectors and countries that have been overlooked and have underperformed as investors were all-consumed by the tech story. The time seems ripe for a shift, given that the global recovery has been unusually broad, lifting every major economy out of the doldrums, and creating potential opportunity in many sectors.

•  What keeps EM equities in good health as an asset class — even if they do experience a drawdown — is that for EM in aggregate, the EM current account is in surplus and the capital account is no longer negative, placing the asset class in better shape to

(i)  Source: Morgan Stanley Investment Management, FactSet and Haver Analytics

(ii)  Source: Morgan Stanley Investment Management, Bloomberg L.P. and FactSet

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Emerging Markets Small Cap Portfolio

sustain what has been a gradually rising U.S. interest rate environment. This has been a well-signaled U.S. rate hike cycle and the Federal Reserve's moves have been only 25 basis points at a time — in sharp contrast to the abrupt and larger rate hikes that occurred in the 1990s and early 2000s.

•  With all this in mind, we are constructive on those EM financials benefiting from underpenetrated credit markets and favorable interest rate environments in individual countries and on companies benefiting from healthy domestic demand, particularly in regard to health care, travel and leisure, and select consumer discretionary and staples.

•  On a country basis, we continue to be overweight Eastern Europe, Brazil, the Philippines and Indonesia on various factors including healthy domestic demand, underpenetrated credit and the economic benefits of selective reform. We are underweight countries with decelerating growth or heavy dependence on exports such as China, Taiwan and Korea.

•  We believe Eastern European growth should continue to improve. Western European growth continues to gradually recover, as consumer pent-up demand rebounds from depressed levels and monetary conditions remain loose. Eastern Europe offers exposure to that recovery. The region has competitive currencies and labor markets, and has been gaining market share in global manufactured exports for the past few years. Wage pressure could lead to higher inflation, especially in Poland, Hungary and Romania, which could help nominal gross domestic product (GDP) and earnings growth.

•  We remain constructive on the Southeast Asian countries of Indonesia, Malaysia and the Philippines. Indonesia and Malaysia have adjusted to lower commodity prices, leading to better current and fiscal account positions, as well as bottoming GDP growth. The Philippines is one of the highest growing countries in EM, and we think this could translate into superior earnings growth for the equity market. For the region as a whole, fiscal reforms such as subsidy reduction, tax amnesty and a widening of the tax base and infrastructure spending could provide a positive policy backdrop for the equity markets.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Emerging Markets Small Cap Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on December 15, 2015.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI Emerging Markets Small Cap Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	34.29%	—	—	15.25%
Fund — Class A Shares w/o sales charges(4)	33.79	—	—	14.81
Fund — Class A Shares with maximum 5.25% sales charges(4)	26.71	—	—	11.84
Fund — Class C Shares w/o sales charges(4)	32.70	—	—	13.95
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	31.70	—	—	13.95
Fund — Class IS Shares w/o sales charges(4)	34.29	—	—	15.25
MSCI Emerging Markets Small Cap Net Index	33.84	—	—	19.18
Lipper Emerging Markets Funds Index	35.56	—	—	23.40

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Emerging Markets Small Cap Net Index is a free float-adjusted market capitalization weighted index that is designed to measure small cap equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 15, 2015.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments

Emerging Markets Small Cap Portfolio

	Shares	Value (000)
Common Stocks (96.8%)
Argentina (2.6%)
Arcos Dorados Holdings, Inc., Class A (a)	32,284	$334
Grupo Supervielle SA ADR	11,588	340
		674
Bangladesh (1.0%)
Brac Bank Ltd.	199,912	260
Brazil (7.7%)
Banco ABC Brasil SA (Preference)	67,500	348
BK Brasil Operacao e Assessoria a Restaurantes SA (a)	86,723	457
Linx SA	65,619	424
Localiza Rent a Car SA	42,429	282
Ser Educacional SA (b)	53,273	500
		2,011
China (15.3%)
51job, Inc. ADR (a)(c)	6,701	408
Bitauto Holdings Ltd. ADR (a)(c)	13,570	431
Canvest Environmental Protection Group Co., Ltd. (d)	608,000	359
China Mengniu Dairy Co., Ltd. (a)(d)	93,000	276
China New Higher Education Group Ltd. (b)(c)(d)	596,000	308
China Resources Phoenix Healthcare Holdings Co., Ltd. (c)(d)	183,500	232
NavInfo Co., Ltd., Class A	62,346	253
Tarena International, Inc. ADR	25,293	379
Wanda Film Holding Co., Ltd., Class A (e)	25,696	195
Xiabuxiabu Catering Management China Holdings Co., Ltd (b)(d)	249,000	501
Yestar Healthcare Holdings Co., Ltd. (c)(d)	700,000	297
Zhou Hei Ya International Holdings Co., Ltd. (b)(d)	310,000	325
		3,964
Egypt (2.8%)
Credit Agricole Egypt SAE	124,259	299
Egyptian Financial Group-Hermes Holding Co.	265,594	352
Integrated Diagnostics Holdings PLC (b)	16,185	76
		727
India (13.6%)
Apollo Hospitals Enterprise Ltd.	14,805	279
Can Fin Homes Ltd.	36,290	269
Gulf Oil Lubricants India Ltd.	25,333	392
Indraprastha Gas Ltd.	77,447	407
Inox Leisure Ltd. (a)	99,565	456
Motilal Oswal Financial Services Ltd.	10,930	256
Natco Pharma Ltd.	16,178	244
Persistent Systems Ltd.	24,931	280
Ramco Cements Ltd. (The)	28,204	347
Sterlite Technologies Ltd.	54,078	247
Westlife Development Ltd. (a)	68,611	354
		3,531
	Shares	Value (000)
Indonesia (4.5%)
Bank Tabungan Negara Persero Tbk PT	1,052,900	$277
Nippon Indosari Corpindo Tbk PT	2,704,700	254
Semen Indonesia Persero Tbk PT	370,700	271
Sumber Alfaria Trijaya Tbk PT	8,262,200	372
		1,174
Korea, Republic of (13.6%)
Cosmax, Inc. (a)	2,748	300
Hanwha Techwin Co., Ltd. (a)	7,461	248
Hugel, Inc. (a)	860	448
Innocean Worldwide, Inc. (a)	3,870	264
Koh Young Technology, Inc. (a)	5,459	420
Korea Kolmar Co., Ltd. (a)	6,228	476
LIG Nex1 Co., Ltd. (a)	3,126	175
Loen Entertainment, Inc. (a)	4,309	453
Nasmedia Co., Ltd. (a)	6,115	425
Viatron Technologies, Inc. (a)	17,210	332
		3,541
Malaysia (5.8%)
BIMB Holdings Bhd	219,500	239
Carlsberg Brewery Malaysia Bhd, Class B	67,100	254
Malaysia Airports Holdings Bhd	153,900	335
My EG Services Bhd	656,200	362
Mynews Holdings Bhd	889,000	316
		1,506
Mexico (2.3%)
Alsea SAB de CV	79,774	261
Banregio Grupo Financiero SAB de CV	55,858	306
Unifin Financiera SAB de CV SOFOM ENR	10,150	35
		602
Pakistan (0.1%)
Maple Leaf Cement Factory Ltd.	31,627	20
Philippines (3.1%)
Megawide Construction Corp.	869,500	314
Security Bank Corp.	49,510	249
Shakey's Pizza Asia Ventures, Inc.	951,900	256
		819
Poland (3.9%)
CCC SA	3,804	310
Dino Polska SA (a)(b)	17,310	391
mBank SA (a)	2,250	301
		1,002
Qatar (1.2%)
Qatar Insurance Co., SAQ	21,367	315
South Africa (1.1%)
AVI Ltd.	33,217	296
Taiwan (13.6%)
Bizlink Holding, Inc.	27,000	252
Bon Fame Co., Ltd.	75,000	181
Cub Elecparts, Inc.	42,010	386
Gourmet Master Co., Ltd.	32,320	472
The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Emerging Markets Small Cap Portfolio

	Shares	Value (000)
Taiwan (cont'd)
King Slide Works Co., Ltd.	18,000	$242
Nien Made Enterprise Co., Ltd.	34,000	363
Poya International Co., Ltd.	29,492	369
President Chain Store Corp.	28,000	267
Taiwan Secom Co., Ltd.	78,000	240
TCI Co., Ltd.	47,343	458
Voltronic Power Technology Corp.	17,000	294
		3,524
Thailand (3.3%)
Mega Lifesciences PCL (Foreign)	384,600	518
Muangthai Leasing PCL (Foreign)	290,600	345
		863
United Kingdom (1.3%)
DP Eurasia N.V. (a)(b)	115,930	337
Total Common Stocks (Cost $20,191)		25,166
Short-Term Investments (5.5%)
Securities held as Collateral on Loaned Securities (2.3%)
Investment Company (2.3%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $602)	602,332	602
Investment Company (3.2%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $822)	821,641	822
Total Short-Term Investments (Cost $1,424)		1,424
Total Investments (102.3%) (Cost $21,615) Including $1,055 of Securities Loaned (f)(g)		26,590
Liabilities in Excess of Other Assets (–2.3%)		(603)
Net Assets (100.0%)		$25,987

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  All or a portion of this security was on loan at December 31, 2017.

(d)  Security trades on the Hong Kong exchange.

(e)  Security has been deemed illiquid at December 31, 2017.

(f)  The approximate fair value and percentage of net assets, $21,156,000 and 81.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(g)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $21,618,000. The aggregate gross unrealized appreciation is approximately $5,573,000 and the aggregate gross unrealized depreciation is approximately $601,000, resulting in net unrealized appreciation of approximately $4,972,000.

ADR  American Depositary Receipt.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	71.6%
Hotels, Restaurants & Leisure	11.4
Banks	10.1
Media	6.9
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2017.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Emerging Markets Small Cap Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $20,191)	$25,166
Investment in Security of Affiliated Issuer, at Value (Cost $1,424)	1,424
Total Investments in Securities, at Value (Cost $21,615)	26,590
Foreign Currency, at Value (Cost $33)	33
Receivable for Fund Shares Sold	101
Receivable for Investments Sold	20
Due from Adviser	14
Dividends Receivable	8
Receivable from Securities Lending Income	3
Tax Reclaim Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	45
Total Assets	26,814
Liabilities:
Collateral on Securities Loaned, at Value	602
Deferred Capital Gain Country Tax	98
Payable for Professional Fees	51
Payable for Custodian Fees	34
Payable for Investments Purchased	25
Payable for Administration Fees	2
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Other Liabilities	13
Total Liabilities	827
Net Assets	$25,987
Net Assets Consist of:
Paid-in-Capital	$20,322
Accumulated Net Investment Loss	(103)
Accumulated Undistributed Net Realized Gain	890
Unrealized Appreciation (Depreciation) on:
Investments (Net of $97 of Deferred Capital Gain Country Tax)	4,878
Foreign Currency Translations	(—	@)
Net Assets	$25,987

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Emerging Markets Small Cap Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2017 (000)
CLASS I:
Net Assets	$25,762
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,016,653
Net Asset Value, Offering and Redemption Price Per Share	$12.77
CLASS A:
Net Assets	$188
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	14,752
Net Asset Value, Redemption Price Per Share	$12.72
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.70
Maximum Offering Price Per Share	$13.42
CLASS C:
Net Assets	$24
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,887
Net Asset Value, Offering and Redemption Price Per Share	$12.60
CLASS IS:
Net Assets	$13
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$12.77
(1) Including: Securities on Loan, at Value:	$1,055

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Emerging Markets Small Cap Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $36 of Foreign Taxes Withheld)	$285
Income from Securities Loaned — Net	29
Dividends from Securities of Affiliated Issuer (Note G)	27
Total Investment Income	341
Expenses:
Advisory Fees (Note B)	289
Professional Fees	137
Custodian Fees (Note F)	52
Registration Fees	50
Administration Fees (Note C)	19
Shareholder Reporting Fees	14
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Pricing Fees	8
Directors' Fees and Expenses	4
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Sub Transfer Agency Fees — Class A	— @
Sub Transfer Agency Fees — Class C	— @
Other Expenses	22
Total Expenses	603
Waiver of Advisory Fees (Note B)	(225)
Rebate from Morgan Stanley Affiliate (Note G)	(10)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Net Expenses	362
Net Investment Loss	(21)
Realized Gain (Loss):
Investments Sold (Net of $55 of Capital Gain Country Tax)	2,270
Investments in Affiliate	328
Foreign Currency Transactions	(8)
Net Realized Gain	2,590
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $44)	4,198
Investments in Affiliate	(22)
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	4,176
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	6,766
Net Increase in Net Assets Resulting from Operations	$6,745

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Emerging Markets Small Cap Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)		Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(21)		$32
Net Realized Gain (Loss)	2,590		(821)
Net Change in Unrealized Appreciation (Depreciation)	4,176		127
Net Increase (Decrease) in Net Assets Resulting from Operations	6,745		(662)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—		(201)
Net Realized Gain	(891)		—
Class A:
Net Investment Income	—		(— @)
Net Realized Gain	(1)		—
Class C:
Net Realized Gain	(—	@)	—
Class IS:
Net Investment Income	—		(— @)
Net Realized Gain	(—	@)	—
Total Distributions	(892)		(201)
Capital Share Transactions: (1)
Class I:
Subscribed	247		—
Distributions Reinvested	2		—
Class A:
Subscribed	172		—
Distributions Reinvested	—	@	—
Redeemed	(1)		—
Class C:
Subscribed	11		—
Distributions Reinvested	—	@	—
Net Increase in Net Assets Resulting from Capital Share Transactions	431		—
Total Increase (Decrease) in Net Assets	6,284		(863)
Net Assets:
Beginning of Period	19,703		20,566
End of Period (Including Accumulated Net Investment Loss of $(103) and $(148))	$25,987		$19,703
(1) Capital Share Transactions:
Class I:
Shares Subscribed	20		—
Shares Issued on Distributions Reinvested	—	@@	—
Net Increase in Class I Shares Outstanding	20		—
Class A:
Shares Subscribed	14		—
Shares Issued on Distributions Reinvested	—	@@	—
Shares Redeemed	(—	@@)	—
Net Increase in Class A Shares Outstanding	14		—
Class L:
Class C:
Shares Subscribed	1		—
Shares Issued on Distributions Reinvested	—	@@	—
Net Increase in Class C Shares Outstanding	1		—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Emerging Markets Small Cap Portfolio

	Class I
	Year Ended December 31,				Period from December 15, 2015(1) to
Selected Per Share Data and Ratios	2017		2016		December 31, 2015
Net Asset Value, Beginning of Period	$9.85		$10.28		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.01)		0.02		0.01
Net Realized and Unrealized Gain (Loss)	3.38		(0.35)		0.27
Total from Investment Operations	3.37		(0.33)		0.28
Distributions from and/or in Excess of:
Net Investment Income	—		(0.10)		—
Net Realized Gain	(0.45)		—		—
Total Distributions	(0.45)		(0.10)		—
Net Asset Value, End of Period	$12.77		$9.85		$10.28
Total Return(3)	34.29%		(3.19)%		2.80	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$25,762		$19,673		$20,536
Ratio of Expenses to Average Net Assets(8)	1.57	%(4)	1.61	%(4)	1.58	%(4)(7)
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	(0.09	)%(4)	0.16	%(4)	1.01	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.04%		0.00	%(5)	0.03	%(7)
Portfolio Turnover Rate	71%		69%		5	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.58%		2.63%		7.62	%(7)
Net Investment Loss to Average Net Assets	(1.10)%		(0.86)%		(5.03	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Emerging Markets Small Cap Portfolio

	Class A
	Year Ended December 31,				Period from December 15, 2015(1) to
Selected Per Share Data and Ratios	2017		2016		December 31, 2015
Net Asset Value, Beginning of Period	$9.85		$10.28		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.06)		(0.02)		0.00	(3)
Net Realized and Unrealized Gain (Loss)	3.38		(0.35)		0.28
Total from Investment Operations	3.32		(0.37)		0.28
Distributions from and/or in Excess of:
Net Investment Income	—		(0.06)		—
Net Realized Gain	(0.45)		—		—
Total Distributions	(0.45)		(0.06)		—
Net Asset Value, End of Period	$12.72		$9.85		$10.28
Total Return(4)	33.79%		(3.58)%		2.80	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$188		$10		$10
Ratio of Expenses to Average Net Assets(9)	1.96	%(5)	2.00	%(5)	1.97	%(5)(8)
Ratio of Net Investment Income (Loss) to Average Net Assets(9)	(0.50	)%(5)	(0.22	)%(5)	0.62	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.04%		0.00	%(6)	0.03	%(8)
Portfolio Turnover Rate	71%		69%		5	%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	12.38%		22.65%		21.45	%(8)
Net Investment Loss to Average Net Assets	(10.92)%		(20.87)%		(18.86	)%(8)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Emerging Markets Small Cap Portfolio

	Class C
	Year Ended December 31,				Period from December 15, 2015(1) to
Selected Per Share Data and Ratios	2017		2016		December 31, 2015
Net Asset Value, Beginning of Period	$9.84		$10.28		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.15)		(0.10)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	3.36		(0.34)		0.28
Total from Investment Operations	3.21		(0.44)		0.28
Distributions from and/or in Excess of:
Net Realized Gain	(0.45)		—		—
Net Asset Value, End of Period	$12.60		$9.84		$10.28
Total Return(4)	32.70%		(4.28)%		2.80	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$24		$10		$10
Ratio of Expenses to Average Net Assets(9)	2.71	%(5)	2.75	%(5)	2.73	%(5)(8)
Ratio of Net Investment Loss to Average Net Assets(9)	(1.27	)%(5)	(0.99	)%(5)	(0.14	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.04%		0.00	%(6)	0.02	%(8)
Portfolio Turnover Rate	71%		69%		5	%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	20.48%		23.48%		22.20	%(8)
Net Investment Loss to Average Net Assets	(19.04)%		(21.72)%		(19.61	)%(8)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Emerging Markets Small Cap Portfolio

	Class IS
	Year Ended December 31,				Period from December 15, 2015(1) to
Selected Per Share Data and Ratios	2017		2016		December 31, 2015
Net Asset Value, Beginning of Period	$9.85		$10.28		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.01)		0.02		0.01
Net Realized and Unrealized Gain (Loss)	3.38		(0.35)		0.27
Total from Investment Operations	3.37		(0.33)		0.28
Distributions from and/or in Excess of:
Net Investment Income	—		(0.10)		—
Net Realized Gain	(0.45)		—		—
Total Distributions	(0.45)		(0.10)		—
Net Asset Value, End of Period	$12.77		$9.85		$10.28
Total Return(3)	34.29%		(3.18)%		2.80	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$13		$10		$10
Ratio of Expenses to Average Net Assets(8)	1.55	%(4)	1.60	%(4)	1.58	%(4)(7)
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	(0.08	)%(4)	0.16	%(4)	1.01	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.05%		0.00	%(5)	0.02	%(7)
Portfolio Turnover Rate	71%		69%		5	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	19.47%		21.37%		21.20	%(7)
Net Investment Loss to Average Net Assets	(18.00)%		(19.61)%		(18.61	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Small Cap Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC

820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$423	$—	$423
Auto Components	—	386	—	386
Banks	646	1,973	—	2,619
Beverages	—	254	—	254
Biotechnology	—	448	—	448
Capital Markets	—	608	—	608
Chemicals	—	392	—	392
Commercial Services & Supplies	—	240	—	240
Communications Equipment	—	247	—	247
Construction & Engineering	—	314	—	314
Construction Materials	—	638	—	638
Consumer Finance	35	345	—	380
Diversified Consumer Services	379	808	—	1,187
Electrical Equipment	—	546	—	546
Food & Staples Retailing	—	1,030	—	1,030
Food Products	—	1,151	—	1,151
Gas Utilities	—	407	—	407
Health Care Equipment & Supplies	—	297	—	297
Health Care Providers & Services	—	587	—	587
Hotels, Restaurants & Leisure	1,052	1,920	—	2,972
Household Durables	—	616	—	616
Independent Power and Renewable Electricity Producers	—	359	—	359
Information Technology Services	—	642	—	642
Insurance	—	315	—	315
Internet Software & Services	431	—	—	431
Machinery	—	242	—	242
Media	—	1,793	—	1,793
Multi-Line Retail	—	369	—	369
Personal Products	—	1,234	—	1,234
Pharmaceuticals	—	762	—	762
Professional Services	408	—	—	408
Road & Rail	—	282	—	282
Semiconductors & Semiconductor Equipment	—	752	—	752
Software	—	424	—	424
Specialty Retail	—	316	—	316
Textiles, Apparel & Luxury Goods	—	491	—	491
Thrifts & Mortgage Finance	—	269	—	269
Transportation Infrastructure	—	335	—	335
Total Common Stocks	2,951	22,215	—	25,166
Short-Term Investments
Investment Company	1,424	—	—	1,424
Total Assets	$4,375	$22,215	$—	$26,590

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $7,262,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of securities and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities dur-

ing the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$1,055	(a)	$—	$(1,055	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received cash collateral of approximately $602,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $496,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860 "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$602	$—	$—	$—	$602
Total Borrowings	$602	$—	$—	$—	$602
Gross amount of recognized liabilities for securities lending transactions					$602

5.  Redemption Fees: The Fund will assess a 2% redemption fee, on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statement of Changes in Net Assets.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest in-

come is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 1.25% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.65% for Class I shares, 2.00% for Class A shares, 2.75% for Class C shares and 1.60% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $225,000 of advisory fees were waived and approximately $6,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $16,283,000 and $17,094,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

The Fund invests in Morgan Stanley India Investment Fund, Inc., an open-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in Morgan Stanley India Investment Fund, Inc. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $10,000 relating to the Fund's investment in the Morgan Stanley India Investment Fund, Inc.

A summary of the Fund's transactions in share of the affiliated investments companies during the year ended December 31, 2017 are as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$700	$7,235	$6,511	$2
Morgan Stanley India Investment Fund, Inc.	881	—	1,187	25
	$1,581	$7,235	$7,698	$27
Affiliated Investment Company (cont'd)	Realized Gain (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$1,424
Morgan Stanley India Investment Fund, Inc.	328	(22)	—
	$328	$(22)	$1,424

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the three-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)
$—	$892	$178	$—	$23

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Accumulated Net Investment Loss (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$66	$19	$(85)

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$892

During the year ended December 31, 2017, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $827,000.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund did not have record owners of 10% or greater.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Small Cap Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Small Cap Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from December 15, 2015 (commencement of operations) through December 31, 2015 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Small Cap Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from December 15, 2015 (commencement of operations) through December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017.

The Fund designated and paid approximately $892,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday-Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (200-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMSCANN
2007449 EXP. 02.28.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Frontier Markets Portfolio

(formerly Frontier Emerging Markets Portfolio)

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	26
Privacy Notice	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Frontier Markets Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Expense Example (unaudited)

Frontier Markets Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Frontier Markets Portfolio Class I	$1,000.00	$1,071.40	$1,016.28	$9.24	$9.00	1.77%
Frontier Markets Portfolio Class A	1,000.00	1,069.80	1,014.67	10.90	10.61	2.09
Frontier Markets Portfolio Class L	1,000.00	1,066.10	1,011.59	14.06	13.69	2.70
Frontier Markets Portfolio Class C	1,000.00	1,065.80	1,010.79	14.89	14.50	2.86
Frontier Markets Portfolio Class IS	1,000.00	1,071.40	1,016.48	9.03	8.79	1.73

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

Frontier Markets Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 20.82%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI Frontier Markets Index (the "Index"), which returned 31.86%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  The MSCI Frontier Markets Index (+31.86%) underperformed the MSCI Emerging Markets Index (+37.28%) this year amid an emerging markets rally dominated by technology companies. Within the Index, Argentina (+73.46%) led market returns, followed by Kazakhstan (+69.90%), Vietnam (+64.86%) and Estonia (+49.48%). Pakistan was the worst-performing market, losing –24.44% on the back of its inclusion in the MSCI Emerging Markets Index at the end of May 2017. Pakistan faces some headwinds, notably an overvalued currency, a sliding current account and uncertainty in politics surrounding former Prime Minister Nawaz Sharif's involvement in the Panama Papers.

•  In aggregate, country allocation and stock selection detracted from returns. The Fund's overweight allocation to Pakistan was the biggest detractor from returns during the year, though stock selection in the country slightly offset losses. The Fund's stock selection in and underweight allocation to Nigeria also detracted from returns, followed by overweight allocations to Tanzania, Saudi Arabia and Egypt. Stock selection in and overweight allocation to Bangladesh also hampered performance.

•  The Fund's stock selection in and underweight allocation to Morocco contributed to performance. Zero allocations to Oman, Lebanon and Bahrain were also beneficial to returns.

•  From a sector perspective, stock selection in industrials, consumer discretionary and health care added to returns, while stock selection in consumer staples, financials and materials detracted from performance.

Management Strategies

•  The Fund continuously assesses the growth levers providing tailwinds to frontier economies, such as strong demographics with labor force growth sufficient for high gross domestic product (GDP) growth, an underpenetrated credit cycle, a relatively low level of private debt to GDP and healthy domestic demand. Many of the frontier markets are recovering off a low in GDP growth and experienced significant resets in the economy, including markets like Argentina, Nigeria and select markets across the Middle East. This is in contrast to emerging markets, where there is widespread declining labor force growth, an over-penetrated credit cycle, especially in some of the largest countries such as China, and high exposure to interest rate hikes given the level of private debt to GDP held by both the corporates and consumers.

•  From a thematic perspective, the Fund continues to own and seek companies benefiting from healthy domestic demand, particularly in regards to health care, and select consumer discretionary and staples. The team sees demand for financial services in countries with low credit penetration. The Fund seeks to minimize exposure to countries highly dependent on trade, as protectionism is increasingly part of the platform of new populist leaders.

•  During the year, the Fund increased its allocation to Kuwait, whose economy still looks the best among the Gulf Cooperation Council (GCC) countries, in our view. Kuwait also has rising infrastructure investment driving GDP growth, while most other GCC countries are cutting capital expenditure (capex). Importantly, government surpluses provide the banking system with ample liquidity. The Kuwaiti banking sector continues to look attractive due to healthy liquidity and net interest margin expansion, high single-digit loan growth and strong capital positions. The sector is also seeing improving asset quality and a potential reversal of over-provisioned balance sheets. We added a position in a bank stock that we believe is well-positioned to take advantage of all of these trends.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Frontier Markets Portfolio

•  Saudi Arabia was added to the portfolio, as we believe the country should benefit from stability in the oil price, continued reforms and potential MSCI Emerging Markets Index inclusion. The Fund initiated positions in two banks and a consumer discretionary retailer that we believe may potentially benefit from emerging growth trends within their respective industries.

•  The Fund increased its allocation to Vietnam. Vietnam's GDP is expected to grow 6.5% in 2017, mainly driven by strong consumption, increasing private investments into foreign direct investment sectors and healthy export growth.(i) We added two names during the year that we believe have high exposure to Vietnam's favorable consumer trends, including rising tourism, increasing wages, a growing middle class and continued urbanization.

•  To help fund these additions, the allocation to Pakistan was decreased during the year. The Fund started to trim the position ahead of the country's move from the MSCI Frontier Markets Index to the MSCI Emerging Markets Index in May 2017. Post-inclusion, the market continued to underperform, and we significantly decreased the Fund's holdings in Pakistan.

•  The Fund reduced its position in Argentina, specifically in oil and gas exposure. We believe there is little upside in the Argentine oil and gas sector near-term, as most of the price adjustments have already been made. The government's incentive program for producers is likely to be unfavorable for the country's oil majors, at least in the near term, as only incremental production from unconventional production will be priced at the higher subsidized price.

*  Minimum Investment for Class I shares

**  Commenced Operations on August 25, 2008. Performance shown for the Fund's Class I shares reflects the performance of the common shares of Morgan Stanley Frontier Emerging Markets Fund, Inc. (the "Predecessor Fund") for periods prior to September 17, 2012.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

(i)  Source: International Monetary Fund

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Frontier Markets Portfolio

Performance Compared to the MSCI Frontier Markets Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	20.82%	8.89%	—	2.23%
Fund — Class A Shares w/o sales charges(5)	20.39	8.54	—	9.14
Fund — Class A Shares with maximum 5.25% sales charges(5)	14.07	7.37	—	8.04
Fund — Class L Shares w/o sales charges(5)	19.59	7.85	—	8.46
Fund — Class C Shares w/o sales charges(7)	19.51	—	—	1.97
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	18.51	—	—	1.97
Fund — Class IS Shares w/o sales charges(6)	20.83	—	—	3.92
MSCI Frontier Markets Index	31.86	9.27	—	–0.27
Lipper Emerging Markets Funds Index	35.56	4.54	—	4.43

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets. The MSCI Frontier Markets Index currently consists of 29 frontier market country indices. The performance of the Index is calculated in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  On September 17, 2012, all assets of Morgan Stanley Frontier Emerging Markets Fund, Inc. (the "Predecessor Fund") were reorganized into Class I shares of Morgan Stanley Institutional Fund, Inc. Frontier Emerging Markets Portfolio ("the Fund"). Performance shown for Class I shares reflects the performance of the shares of the Predecessor Fund for periods prior to September 17, 2012. The Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. In addition, Class I shares' returns of the Fund will differ from the Predecessor Fund as they have different expenses. The Predecessor Fund commenced operations on August 25, 2008.

(5)  Commenced offering on September 14, 2012.

(6)  Commenced offering on February 27, 2015.

(7)  Commenced offering on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments

Frontier Markets Portfolio

	Shares	Value (000)
Common Stocks (93.7%)
Argentina (21.0%)
Arcos Dorados Holdings, Inc., Class A (a)	1,223,349	$12,662
Banco Macro SA ADR	317,000	36,734
BBVA Banco Frances SA ADR	594,773	14,988
Bolsas y Mercados Argentinos SA (a)	89,123	1,627
Grupo Financiero Galicia SA ADR	684,192	45,054
Grupo Supervielle SA ADR	465,963	13,662
Loma Negra Cia Industrial Argentina SA ADR (a)	507,719	11,698
Telecom Argentina SA ADR	509,518	18,663
		155,088
Bangladesh (5.4%)
Beximco Pharmaceuticals Ltd.	9,957,621	12,413
GrameenPhone Ltd.	1,504,390	8,518
Olympic Industries Ltd.	2,398,749	8,315
Prime Bank Ltd.	10,435,266	3,438
Square Pharmaceuticals Ltd.	2,084,801	7,564
		40,248
Egypt (4.4%)
Commercial International Bank Egypt SAE	3,399,627	14,857
Egyptian Financial Group-Hermes Holding Co.	7,071,397	9,386
Egyptian Financial Group-Hermes Holding Co. GDR	650,613	1,649
Integrated Diagnostics Holdings PLC (b)	1,463,263	6,841
		32,733
Kazakhstan (2.8%)
Halyk Savings Bank of Kazakhstan JSC GDR (a)	361,436	3,580
KazMunaiGas Exploration Production JSC GDR	1,294,893	16,812
		20,392
Kenya (2.7%)
Safaricom Ltd.	75,462,426	19,748
Kuwait (15.0%)
Boubyan Bank KSCP	5,598,304	8,090
Human Soft Holding Co. KSC	1,212,518	15,024
Mezzan Holding Co. KSCC	859,673	2,208
Mobile Telecommunications Co. KSC	19,395,399	27,871
National Bank of Kuwait	24,012,413	57,918
		111,111
Morocco (4.3%)
Attijariwafa Bank	427,995	22,118
Societe d'Exploitation des Ports	557,761	9,540
		31,658
Nigeria (5.6%)
Dangote Cement PLC	2,940,639	1,861
Guaranty Trust Bank PLC	76,306,221	8,638
Nestle Nigeria PLC	1,684,664	7,281
Nigerian Breweries PLC	29,605,295	11,093
Zenith Bank PLC	175,012,074	12,509
		41,382
	Shares	Value (000)
Pakistan (2.2%)
Lucky Cement Ltd.	125,962	$589
Maple Leaf Cement Factory Ltd.	1,604,734	1,004
United Bank Ltd.	8,735,778	14,883
		16,476
Panama (1.3%)
Copa Holdings SA, Class A	71,143	9,537
Qatar (1.0%)
Qatar National Bank SAQ	203,288	7,085
Romania (3.7%)
Banca Transilvania SA	25,641,307	14,060
BRD-Groupe Societe Generale SA	3,906,671	12,963
		27,023
Sri Lanka (1.7%)
Commercial Bank of Ceylon PLC	14,284,053	12,618
Tanzania, United Republic of (0.8%)
National Microfinance Bank PLC (a)	6,718,721	6,173
Turkey (0.9%)
Coca-Cola Icecek AS	734,213	6,624
United Arab Emirates (7.5%)
Aramex PJSC	1,733,293	2,031
DP World Ltd.	488,150	12,212
Dubai Islamic Bank PJSC	6,006,509	10,118
Emaar Properties PJSC	6,442,548	12,161
NMC Health PLC	496,949	19,355
		55,877
United Kingdom (1.1%)
KAZ Minerals PLC (a)	697,716	8,363
Vietnam (12.3%)
Bank for Foreign Trade of Vietnam JSC	8,352,993	19,954
Mobile World Investment Corp.	469,890	2,708
Saigon Beer Alcohol Beverage Corp. (a)	849,330	9,281
Vietjet Aviation JSC	3,341,800	21,572
Vietnam Dairy Products JSC	2,738,160	25,106
Vincom Retail JSC (a)	6,149,630	12,768
		91,389
Total Common Stocks (Cost $553,902)		693,525
Participation Notes (3.8%)
Saudi Arabia (3.7%)
Al Rajhi Bank, Equity Linked Notes, expires 1/22/18 (a)	641,669	11,052
Dallay Healthcare Co., Equity Linked Notes, expires 11/2/18 (a)	170,163	4,585
Jarir Marketing Co., Equity Linked Notes, expires 1/22/18 (a)	126,791	4,971
Saudi British Bank, Equity Linked Notes, expires 3/24/20 (a)	956,274	7,022
Saudi Co. for Hardware LLC, Equity Linked Notes, expires 5/21/18 (a)	9,400	278
		27,908

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Frontier Markets Portfolio

	Shares	Value (000)
United Arab Emirates (0.1%)
Aramex PJSC, Equity Linked Notes, expires 3/14/19 (a)	412,123	$483
Total Participation Notes (Cost $27,737)		28,391
Short-Term Investment (2.0%)
Investment Company (2.0%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $14,764)	14,764,455	14,764
Total Investments (99.5%) (Cost $596,403) (c)(d)		736,680
Liabilities in Excess of Other Assets (0.5%)		3,850
Net Assets (100.0%)		$740,530

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  The approximate fair value and percentage of net assets, $509,959,000 and 68.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(d)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $603,094,000. The aggregate gross unrealized appreciation is approximately $161,325,000 and the aggregate gross unrealized depreciation is approximately $27,740,000, resulting in net unrealized appreciation of approximately $133,585,000.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

PJSC  Public Joint Stock Company.

Portfolio Composition

Classification	Percentage of Total Investments
Banks	48.2%
Other*	37.4
Wireless Telecommunication Services	8.6
Food Products	5.8
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Frontier Markets Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $581,639)	$721,916
Investment in Security of Affiliated Issuer, at Value (Cost $14,764)	14,764
Total Investments in Securities, at Value (Cost $596,403)	736,680
Foreign Currency, at Value (Cost $9,808)	9,804
Cash	21
Receivable for Investments Sold	6,211
Dividends Receivable	1,277
Receivable for Fund Shares Sold	476
Receivable from Affiliate	8
Other Assets	74
Total Assets	754,551
Liabilities:
Deferred Capital Gain Country Tax	2,131
Payable for Investments Purchased	4,251
Payable for Fund Shares Redeemed	3,936
Payable for Advisory Fees	2,238
Payable for Custodian Fees	1,167
Payable for Sub Transfer Agency Fees — Class I	69
Payable for Sub Transfer Agency Fees — Class A	17
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Professional Fees	76
Payable for Administration Fees	48
Payable for Transfer Agency Fees — Class I	22
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	2
Payable for Shareholder Services Fees — Class A	18
Payable for Distribution and Shareholder Services Fees — Class L	2
Payable for Distribution and Shareholder Services Fees — Class C	2
Other Liabilities	37
Total Liabilities	14,021
Net Assets	$740,530
Net Assets Consist Of:
Paid-in-Capital	$671,426
Accumulated Undistributed Net Investment Income	1,389
Accumulated Net Realized Loss	(70,587)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $1,962 of Deferred Capital Gain Country Tax)	138,315
Foreign Currency Translations	(13)
Net Assets	$740,530

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Frontier Markets Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2017 (000)
CLASS I:
Net Assets	$632,435
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	30,084,309
Net Asset Value, Offering and Redemption Price Per Share	$21.02
CLASS A:
Net Assets	$86,324
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,139,188
Net Asset Value, Redemption Price Per Share	$20.86
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.16
Maximum Offering Price Per Share	$22.02
CLASS L:
Net Assets	$2,570
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	124,498
Net Asset Value, Offering and Redemption Price Per Share	$20.65
CLASS C:
Net Assets	$2,857
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	139,974
Net Asset Value, Offering and Redemption Price Per Share	$20.41
CLASS IS:
Net Assets	$16,344
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	777,597
Net Asset Value, Offering and Redemption Price Per Share	$21.02

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Frontier Markets Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1,206 of Foreign Taxes Withheld)	$17,530
Dividends from Security of Affiliated Issuer (Note G)	92
Total Investment Income	17,622
Expenses:
Advisory Fees (Note B)	8,625
Custodian Fees (Note F)	1,726
Sub Transfer Agency Fees — Class I	446
Sub Transfer Agency Fees — Class A	139
Sub Transfer Agency Fees — Class L	2
Sub Transfer Agency Fees — Class C	2
Administration Fees (Note C)	552
Shareholder Services Fees — Class A (Note D)	225
Distribution and Shareholder Services Fees — Class L (Note D)	19
Distribution and Shareholder Services Fees — Class C (Note D)	26
Professional Fees	150
Transfer Agency Fees — Class I (Note E)	90
Transfer Agency Fees — Class A (Note E)	5
Transfer Agency Fees — Class L (Note E)	8
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	7
Registration Fees	110
Shareholder Reporting Fees	67
Directors' Fees and Expenses	20
Pricing Fees	7
Other Expenses	43
Expenses Before Non Operating Expenses	12,272
Bank Overdraft Expense	3
Total Expenses	12,275
Rebate from Morgan Stanley Affiliate (Note G)	(20)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Net Expenses	12,253
Net Investment Income	5,369
Realized Gain (Loss):
Investments Sold (Net of $2,274 of Capital Gain Country Tax)	57,720
Foreign Currency Transactions	(1,452)
Net Realized Gain	56,268
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $5,953)	67,869
Foreign Currency Translations	(11)
Net Change in Unrealized Appreciation (Depreciation)	67,858
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	124,126
Net Increase in Net Assets Resulting from Operations	$129,495

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Frontier Markets Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$5,369	$11,125
Net Realized Gain (Loss)	56,268	(65,651)
Net Change in Unrealized Appreciation (Depreciation)	67,858	79,451
Net Increase in Net Assets Resulting from Operations	129,495	24,925
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(6,910)
Paid-in-Capital	—	(132)
Class A:
Net Investment Income	—	(900)
Paid-in-Capital	—	(23)
Class L:
Net Investment Income	—	(2)
Paid-in-Capital	—	(1)
Class C:
Net Investment Income	—	(5)
Paid-in-Capital	—	(1)
Class IS:
Net Investment Income	—	(163)
Paid-in-Capital	—	(3)
Total Distributions	—	(8,140)
Capital Share Transactions:(1)
Class I:
Subscribed	209,840	227,451
Distributions Reinvested	—	4,530
Redeemed	(212,122)	(252,360)
Class A:
Subscribed	15,862	33,925
Distributions Reinvested	—	923
Redeemed	(37,356)	(28,799)
Class L:
Distributions Reinvested	—	3
Redeemed	(526)	(1,934)
Class C:
Subscribed	1,066	663
Distributions Reinvested	—	6
Redeemed	(578)	(193)
Class IS:
Subscribed	16,912	4,172
Distributions Reinvested	—	166
Redeemed	(15,164)	(295)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(22,066)	(11,742)
Redemption Fees	10	19
Total Increase in Net Assets	107,439	5,062
Net Assets:
Beginning of Period	633,091	628,029
End of Period (Including Accumulated Undistributed Net Investment Income and Distributions in Excess of Net Investment Income of $1,389 and $(253), respectively)	$740,530	$633,091

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Frontier Markets Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	10,845	13,505
Shares Issued on Distributions Reinvested	—	267
Shares Redeemed	(10,982)	(14,884)
Net Decrease in Class I Shares Outstanding	(137)	(1,112)
Class A:
Shares Subscribed	851	2,007
Shares Issued on Distributions Reinvested	—	55
Shares Redeemed	(1,958)	(1,697)
Net Increase (Decrease) in Class A Shares Outstanding	(1,107)	365
Class L:
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(28)	(115)
Net Decrease in Class L Shares Outstanding	(28)	(115)
Class C:
Shares Subscribed	57	41
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(30)	(12)
Net Increase in Class C Shares Outstanding	27	29
Class IS:
Shares Subscribed	863	245
Shares Issued on Distributions Reinvested	—	10
Shares Redeemed	(779)	(17)
Net Increase in Class IS Shares Outstanding	84	238

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Frontier Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$17.39		$16.98		$19.15		$18.86		$14.24
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.16		0.31		0.19		0.25		0.09
Net Realized and Unrealized Gain (Loss)	3.47		0.33		(2.21)		0.23		4.60
Total from Investment Operations	3.63		0.64		(2.02)		0.48		4.69
Distributions from and/or in Excess of:
Net Investment Income	—		(0.23)		(0.14)		(0.18)		(0.07)
Paid-in-Capital	—		(0.00	)(3)	(0.01)		(0.01)		—
Total Distributions	—		(0.23)		(0.15)		(0.19)		(0.07)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$21.02		$17.39		$16.98		$19.15		$18.86
Total Return(4)	20.82%		3.83%		(10.58)%		2.66%		32.95%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$632,435		$525,664		$531,927		$547,535		$239,378
Ratio of Expenses to Average Net Assets(7)	1.73	%(5)	1.67	%(5)	1.72	%(5)	1.69	%(5)	1.77	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.73	%(5)	N/A		N/A		1.71	%(5)	N/A
Ratio of Net Investment Income to Average Net Assets(7)	0.82	%(5)	1.82	%(5)	1.02	%(5)	1.23	%(5)	0.54	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01%		0.01%
Portfolio Turnover Rate	52%		30%		37%		52%		34%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.69%		N/A		1.72%		1.89%
Net Investment Income to Average Net Assets	N/A		1.80%		N/A		1.20%		0.42%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Frontier Markets Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$17.31		$16.90		$19.06		$18.78		$14.20
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.11		0.24		0.11		0.18		(0.15)
Net Realized and Unrealized Gain (Loss)	3.44		0.35		(2.18)		0.24		4.79
Total from Investment Operations	3.55		0.59		(2.07)		0.42		4.64
Distributions from and/or in Excess of:
Net Investment Income	—		(0.18)		(0.08)		(0.13)		(0.06)
Paid-in-Capital	—		(0.00	)(3)	(0.01)		(0.01)		—
Total Distributions	—		(0.18)		(0.09)		(0.14)		(0.06)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$20.86		$17.31		$16.90		$19.06		$18.78
Total Return(4)	20.39%		3.49%		(10.90)%		2.39%		32.53%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$86,324		$90,817		$82,480		$76,839		$23,762
Ratio of Expenses to Average Net Assets(8)	2.05	%(5)	2.01	%(5)	2.07	%(5)	2.02	%(5)	1.95	%(5)(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.05	%(5)	N/A		N/A		2.04	%(5)	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	0.59	%(5)	1.40	%(5)	0.60	%(5)	0.90	%(5)	(0.81	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01%		0.01%
Portfolio Turnover Rate	52%		30%		37%		52%		34%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		2.03%		N/A		2.05%		N/A
Net Investment Income to Average Net Assets	N/A		1.38%		N/A		0.87%		N/A

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.20% for Class A shares. Prior to September 16, 2013, the maximum ratio was 2.10% for Class A shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Frontier Markets Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$17.25		$16.79		$18.96		$18.71		$14.19
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.02)		0.15		0.05		0.06		(0.16)
Net Realized and Unrealized Gain (Loss)	3.42		0.32		(2.22)		0.25		4.69
Total from Investment Operations	3.40		0.47		(2.17)		0.31		4.53
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		—		(0.05)		(0.01)
Paid-in-Capital	—		(0.00	)(3)	—		(0.01)		—
Total Distributions	—		(0.01)		—		(0.06)		(0.01)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$20.65		$17.25		$16.79		$18.96		$18.71
Total Return(4)	19.59%		2.77%		(11.49)%		1.77%		31.81%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,570		$2,630		$4,490		$8,003		$3,212
Ratio of Expenses to Average Net Assets(8)	2.70	%(5)	2.70	%(5)	2.70	%(5)	2.65	%(5)	2.53	%(5)(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.70	%(5)	N/A		N/A		2.67	%(5)	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	(0.13	)%(5)	0.88	%(5)	0.26	%(5)	0.27	%(5)	(0.92	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01%		0.00	%(7)
Portfolio Turnover Rate	52%		30%		37%		52%		34%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.76%		2.80%		2.73%		2.68%		N/A
Net Investment Income (Loss) to Average Net Assets	(0.19)%		0.78%		0.23%		0.24%		N/A

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.70% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.60% for Class L shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Frontier Markets Portfolio

	Class C
	Year Ended December 31,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$17.07		$16.69		$19.53
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	(0.05)		0.10		(0.16)
Net Realized and Unrealized Gain (Loss)	3.39		0.34		(2.60)
Total from Investment Operations	3.34		0.44		(2.76)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.06)		(0.07)
Paid-in-Capital	—		(0.00	)(4)	(0.01)
Total Distributions	—		(0.06)		(0.08)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$20.41		$17.07		$16.69
Total Return(5)	19.51%		2.63%		(14.10	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,857		$1,925		$1,400
Ratio of Expenses to Average Net Assets(10)	2.81	%(6)	2.88	%(6)	2.95	%(6)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.81	%(6)	N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(10)	(0.26	)%(6)	0.57	%(6)	(1.38	)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	52%		30%		37%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		2.89%		3.17	%(9)
Net Investment Income (Loss) to Average Net Assets	N/A		0.56%		(1.60	)%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Frontier Markets Portfolio

	Class IS
	Year Ended December 31,				Period from February 27, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$17.39		$16.97		$19.28
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.13		0.30		0.26
Net Realized and Unrealized Gain (Loss)	3.50		0.36		(2.41)
Total from Investment Operations	3.63		0.66		(2.15)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.24)		(0.15)
Paid-in-Capital	—		(0.00	)(4)	(0.01)
Total Distributions	—		(0.24)		(0.16)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$21.02		$17.39		$16.97
Total Return(5)	20.83%		3.88%		(11.14	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$16,344		$12,055		$7,732
Ratio of Expenses to Average Net Assets(10)	1.69	%(6)	1.62	%(6)	1.68	%(6)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.69	%(6)	N/A		N/A
Ratio of Net Investment Income to Average Net Assets(10)	0.65	%(6)	1.75	%(6)	1.67	%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	52%		30%		37%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.64%		1.68	%(9)
Net Investment Income to Average Net Assets	N/A		1.73%		1.67	%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Frontier Markets Portfolio (name changed on March 31, 2017, formerly Frontier Emerging Markets Portfolio). The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$2,031	$—	$2,031
Airlines	9,537	21,572	—	31,109
Banks	116,611	222,829	—	339,440
Beverages	—	26,998	—	26,998
Capital Markets	1,627	11,035	—	12,662
Construction Materials	11,698	3,454	—	15,152
Diversified Consumer Services	—	15,024	—	15,024
Diversified Telecommunication Services	18,663	—	—	18,663
Food Products	—	42,910	—	42,910
Health Care Providers & Services	—	26,196	—	26,196
Hotels, Restaurants & Leisure	12,662	—	—	12,662
Metals & Mining	—	8,363	—	8,363
Oil, Gas & Consumable Fuels	—	16,812	—	16,812
Pharmaceuticals	—	19,977	—	19,977
Real Estate Management & Development	12,768	12,161	—	24,929
Specialty Retail	—	2,708	—	2,708
Transportation Infrastructure	—	21,752	—	21,752
Wireless Telecommunication Services	—	56,137	—	56,137
Total Common Stocks	183,566	509,959	—	693,525
Participation Notes	—	28,391	—	28,391
Short-Term Investment
Investment Company	14,764	—	—	14,764
Total Assets	$198,330	$538,350	$—	$736,680

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $312,834,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of securities and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

5.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 1.25% of the daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.85% for Class I shares, 2.20% for Class A shares, 2.70% for Class L shares, 2.95% for Class C shares and 1.80% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $2,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the

Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $354,148,000 and $405,356,000, respectively. There were no purchases and sales of long-term

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $20,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$4,479	$248,710	$238,425	$92
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$14,764

During the year ended December 31, 2017, the Fund incurred approximately $40,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)
$—	$—	$7,980	$—	$160

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

(losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, foreign capital gains tax and an expired capital loss carryforward, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(3,727)	$7,926	$(4,199)

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$5,633	$—

At December 31, 2017, the Fund had available for federal income tax purposes unused short term and long term capital losses of approximately $47,462,000 and $20,653,000, respectively, that do not have an expiration date.

During the year ended December 31, 2017, capital loss carryforwards of approximately $4,191,000 expired for federal income tax purposes.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2017, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $59,822,000.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 41.9%.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Frontier Markets Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Frontier Markets Portfolio (formerly, Frontier Emerging Markets Portfolio) (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Frontier Markets Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

34

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIFEMANN
2007490 EXP. 02.28.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Advantage Portfolio

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	25
Federal Tax Notice	26
Privacy Notice	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Advantage Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Expense Example (unaudited)

Global Advantage Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Advantage Portfolio Class I	$1,000.00	$1,151.50	$1,019.71	$5.91	$5.55	1.09%
Global Advantage Portfolio Class A	1,000.00	1,149.80	1,018.20	7.53	7.07	1.39
Global Advantage Portfolio Class L	1,000.00	1,145.70	1,015.43	10.49	9.86	1.94
Global Advantage Portfolio Class C	1,000.00	1,144.90	1,014.17	11.84	11.12	2.19

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

Global Advantage Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 41.56%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World Index (the "Index"), which returned 23.97%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Better-than-expected global economic growth and strong corporate profits provided a positive backdrop for global equity markets. Central bank policy remained largely accommodative as inflation stayed muted, recoveries continued in U.S., Europe and Japan, and China's economy stabilized. Although the U.S. Federal Reserve raised its interest rate three times during 2017, interest rate levels were still historically low, further boosting demand for equities. Political risk abated as key elections across Europe voted in more mainstream candidates, and trade negotiation fears also diminished somewhat, although the North American Free Trade Agreement (NAFTA) and Brexit talks are ongoing. In the U.S., sweeping tax reforms were signed into law in December 2017, fueling a sharp rally in U.S. share prices at year-end. These events helped global equities shrug off geopolitical tensions in North Korea and the Middle East, and natural disasters in the U.S., to end the year sharply higher.

•  All sectors in the Index showed positive performance for the year. The information technology sector led, followed by the materials and industrials sectors. Conversely, the energy, telecommunication services and utilities sectors were the biggest laggards in the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. In this reporting period, both stock selection and sector allocations contributed favorably to the Fund's relative outperformance.

•  The information technology (IT) sector was the largest driver of positive relative performance, with both stock selection and overweight allocation adding to relative gains. A U.S.-based global social networking platform, a Chinese social networking platform and a Chinese social commerce platform were among the top five contributing holdings in the reporting period, reflecting the broader trend of large-cap technology stocks dominating both developed and emerging markets performance in 2017.

•  Stock selection in the consumer discretionary sector was advantageous, boosted by strong results from a luxury apparel and goods brand and an online retail and cloud computing leader. The Fund's overweight allocation to the consumer discretionary sector was also modestly beneficial.

•  Stock selection in the financials sector outperformed, led by a financial ratings, benchmarks and analytics provider.

•  The materials sector was the only sector-level detractor from performance in the period. The sector was the second best performing group in the Index, and the Fund had less exposure than the Index to materials stocks with strong appreciation during the period.

•  Looking at individual holdings, a U.K. household and personal care products company and an India-based online travel booker (not included in the benchmark) were the most detrimental to performance.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for franchises with strong name recognition and sustainable competitive advantages. We typically favor companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Global Advantage Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and C shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the MSCI All Country World Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund — Class I Shares w/o sales charges(4)	41.56%	14.02%	—	13.15%
Fund — Class A Shares w/o sales charges(4)	41.02	13.63	—	12.78
Fund — Class A Shares with maximum 5.25% sales charges(4)	33.57	12.41	—	11.93
Fund — Class L Shares w/o sales charges(4)	40.34	13.05	—	12.22
Fund — Class C Shares w/o sales charges(5)	40.02	—	—	11.77
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	39.02	—	—	11.77
MSCI All Country World Index	23.97	10.80	—	8.82
Lipper Global Multi-Cap Growth Funds Index	28.87	11.49	—	8.57

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. It is not possible to invest directly in an index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 28, 2010.

(5)  Commenced offering on April 30, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments

Global Advantage Portfolio

	Shares	Value (000)
Common Stocks (96.9%)
China (7.4%)
Alibaba Group Holding Ltd. ADR (a)	925	$159
JD.com, Inc. ADR (a)	3,163	131
Tencent Holdings Ltd. (b)	12,200	631
		921
France (9.8%)
Christian Dior SE	2,023	738
Getlink SE	14,512	187
Hermes International	325	174
Ubisoft Entertainment SA (a)	1,625	125
		1,224
Germany (4.0%)
HeidelbergCement AG	1,682	182
ThyssenKrupp AG	6,446	187
Zalando SE (a)(c)	2,422	128
		497
Italy (3.1%)
Brunello Cucinelli SpA	5,905	191
Moncler SpA	6,342	198
		389
Mexico (1.5%)
Grupo Aeroportuario del Sureste SAB de CV	10,015	183
Spain (2.5%)
Aena SME SA (c)	928	188
Industria de Diseno Textil SA	3,501	122
		310
Switzerland (1.5%)
LafargeHolcim Ltd. (Registered) (a)	3,287	185
United Arab Emirates (1.5%)
DP World Ltd.	7,571	189
United Kingdom (8.8%)
BBA Aviation PLC	39,517	187
Whitbread PLC	16,840	909
		1,096
United States (56.8%)
Activision Blizzard, Inc.	4,385	278
Alphabet, Inc., Class C (a)	230	241
Amazon.com, Inc. (a)	625	731
Berkshire Hathaway, Inc., Class B (a)	2,236	443
Danaher Corp.	1,851	172
Facebook, Inc., Class A (a)	1,291	228
Liberty Media Corp.-Liberty Formula One, Class C (a)	12,226	418
MakeMyTrip Ltd. (a)	10,903	325
Manchester United PLC, Class A	9,330	185
MercadoLibre, Inc.	1,106	348
NIKE, Inc., Class B	3,095	194
S&P Global, Inc.	1,028	174
salesforce.com, Inc. (a)	2,943	301
Starbucks Corp.	7,486	430
	Shares	Value (000)
TJX Cos., Inc. (The)	4,111	$314
TransDigm Group, Inc.	1,034	284
Twitter, Inc. (a)	12,572	302
Ulta Salon Cosmetics & Fragrance, Inc.	881	197
Union Pacific Corp.	3,499	469
United Technologies Corp.	3,499	446
Walt Disney Co. (The)	3,912	420
Zoetis, Inc.	2,474	178
		7,078
Total Common Stocks (Cost $10,254)		12,072
Short-Term Investment (2.9%)
Investment Company (2.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $367)	366,795	367
Total Investments Excluding Purchased Options (99.8%) (Cost $10,621)		12,439
Total Purchased Options Outstanding (0.0%) (Cost $21)		3
Total Investments (99.9%) (Cost $10,642) (d)(e)		12,442
Other Assets in Excess of Liabilities (0.1%)		16
Net Assets (100.0%)		$12,458

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  The approximate fair value and percentage of net assets, $4,521,000 and 36.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $10,636,000. The aggregate gross unrealized appreciation is approximately $1,857,000 and the aggregate gross unrealized depreciation is approximately $71,000, resulting in net unrealized appreciation of approximately $1,786,000.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Global Advantage Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2017:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
Royal Bank of Scotland	USD/CNH	CNH	7.52	Nov - 18	2,708,014	2,708	$2	$11	$(9)
Royal Bank of Scotland	USD/CNH	CNH	7.55	Aug - 18	1,752,855	1,753	1	10	(9)
							$3	$21	$(18)

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	18.9%
Internet Software & Services	15.3
Textiles, Apparel & Luxury Goods	12.0
Hotels, Restaurants & Leisure	10.8
Internet & Direct Marketing Retail	10.6
Media	8.2
Transportation Infrastructure	7.5
Aerospace & Defense	5.9
Software	5.7
Specialty Retail	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Advantage Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $10,275)	$12,075
Investment in Security of Affiliated Issuer, at Value (Cost $367)	367
Total Investments in Securities, at Value (Cost $10,642)	12,442
Foreign Currency, at Value (Cost —@)	—	@
Receivable for Fund Shares Sold	110
Due from Adviser	50
Dividends Receivable	3
Tax Reclaim Receivable	1
Receivable from Affiliate	—	@
Other Assets	43
Total Assets	12,649
Liabilities:
Payable for Fund Shares Redeemed	112
Payable for Professional Fees	54
Payable for Custodian Fees	7
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Administration Fees	1
Payable for Sub Transfer Agency Fees — Class I	1
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Other Liabilities	13
Total Liabilities	191
Net Assets	$12,458
Net Assets Consist Of:
Paid-in-Capital	$10,251
Accumulated Undistributed Net Realized Gain	407
Unrealized Appreciation (Depreciation) on:
Investments	1,800
Foreign Currency Translations	—	@
Net Assets	$12,458

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Advantage Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2017 (000)
CLASS I:
Net Assets	$7,005
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	454,031
Net Asset Value, Offering and Redemption Price Per Share	$15.43
CLASS A:
Net Assets	$4,577
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	300,878
Net Asset Value, Redemption Price Per Share	$15.21
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.84
Maximum Offering Price Per Share	$16.05
CLASS L:
Net Assets	$327
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	22,146
Net Asset Value, Offering and Redemption Price Per Share	$14.75
CLASS C:
Net Assets	$549
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	37,639
Net Asset Value, Offering and Redemption Price Per Share	$14.60

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Advantage Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $3 of Foreign Taxes Withheld)	$76
Dividends from Security of Affiliated Issuer (Note G)	2
Total Investment Income	78
Expenses:
Professional Fees	128
Advisory Fees (Note B)	70
Registration Fees	50
Shareholder Services Fees — Class A (Note D)	9
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	4
Shareholder Reporting Fees	13
Custodian Fees (Note F)	11
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Administration Fees (Note C)	7
Pricing Fees	6
Directors' Fees and Expenses	3
Sub Transfer Agency Fees — Class I	3
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Other Expenses	24
Total Expenses	338
Expenses Reimbursed by Adviser (Note B)	(146)
Waiver of Advisory Fees (Note B)	(70)
Reimbursement of Class Specific Expenses — Class I (Note B)	(5)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	112
Net Investment Loss	(34)
Realized Gain:
Investments Sold	1,742
Foreign Currency Transactions	1
Realized Gain	1,743
Change in Unrealized Appreciation (Depreciation):
Investments	1,152
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	1,152
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	2,895
Net Increase in Net Assets Resulting from Operations	$2,861

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Advantage Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(34)	$(18)
Net Realized Gain	1,743	46
Net Change in Unrealized Appreciation (Depreciation)	1,152	110
Net Increase in Net Assets Resulting from Operations	2,861	138
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	(685)	(61)
Class A:
Net Realized Gain	(481)	(74)
Class L:
Net Realized Gain	(35)	(6)
Class C:
Net Realized Gain	(58)	(5)
Total Distributions	(1,259)	(146)
Capital Share Transactions:(1)
Class I:
Subscribed	2,892	2,106
Distributions Reinvested	685	58
Redeemed	(601)	(671)
Class A:
Subscribed	1,163	1,326
Distributions Reinvested	480	71
Redeemed	(402)	(2,218)
Class L:
Exchanged	94	21
Distributions Reinvested	34	4
Redeemed	(70)	(183)
Class C:
Subscribed	307	223
Distributions Reinvested	57	5
Redeemed	(49)	(108)
Net Increase in Net Assets Resulting from Capital Share Transactions	4,590	634
Total Increase in Net Assets	6,192	626
Net Assets:
Beginning of Period	6,266	5,640
End of Period (Including Accumulated Net Investment Loss of $0 and $(3))	$12,458	$6,266

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Advantage Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	186	171
Shares Issued on Distributions Reinvested	44	5
Shares Redeemed	(42)	(54)
Net Increase in Class I Shares Outstanding	188	122
Class A:
Shares Subscribed	76	114
Shares Issued on Distributions Reinvested	32	6
Shares Redeemed	(27)	(178)
Net Increase (Decrease) in Class A Shares Outstanding	81	(58)
Class L:
Shares Exchanged	7	2
Shares Issued on Distributions Reinvested	2	— @@
Shares Redeemed	(5)	(15)
Net Increase (Decrease) in Class L Shares Outstanding	4	(13)
Class C:
Shares Subscribed	21	20
Shares Issued on Distributions Reinvested	4	— @@
Shares Redeemed	(3)	(9)
Net Increase in Class C Shares Outstanding	22	11

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Advantage Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$12.12		$12.36		$12.74		$13.57		$11.37
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.03)		0.00	(3)	0.05		0.05		0.04
Net Realized and Unrealized Gain	5.07		0.02		0.46		0.04		3.27
Total from Investment Operations	5.04		0.02		0.51		0.09		3.31
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.03)		(0.01)		(0.08)
Net Realized Gain	(1.73)		(0.26)		(0.86)		(0.91)		(1.03)
Total Distributions	(1.73)		(0.26)		(0.89)		(0.92)		(1.11)
Net Asset Value, End of Period	$15.43		$12.12		$12.36		$12.74		$13.57
Total Return(4)	41.56%		0.21%		3.85%		0.83%		29.71%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,005		$3,229		$1,785		$3,181		$2,868
Ratio of Expenses to Average Net Assets(8)	1.09	%(5)	1.09	%(5)	1.11	%(5)(6)	1.30	%(5)	1.29	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	(0.19	)%(5)	0.04	%(5)	0.37	%(5)	0.40	%(5)	0.29	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(7)	0.00	%(7)	0.01%
Portfolio Turnover Rate	103%		90%		90%		46%		57%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.67%		3.82%		5.38%		5.31%		8.07%
Net Investment Loss to Average Net Assets	(2.77)%		(2.69)%		(3.90)%		(3.61)%		(6.49)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class I shares. Prior to January 23, 2015, the maximum ratio was 1.30% for Class I share.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Advantage Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$12.01		$12.29		$12.70		$13.57		$11.36
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.08)		(0.05)		(0.04)		0.01		(0.04)
Net Realized and Unrealized Gain	5.01		0.03		0.49		0.04		3.31
Total from Investment Operations	4.93		(0.02)		0.45		0.05		3.27
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.01)		(0.03)
Net Realized Gain	(1.73)		(0.26)		(0.86)		(0.91)		(1.03)
Total Distributions	(1.73)		(0.26)		(0.86)		(0.92)		(1.06)
Net Asset Value, End of Period	$15.21		$12.01		$12.29		$12.70		$13.57
Total Return(3)	41.02%		(0.11)%		3.40%		0.46%		29.48%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,577		$2,640		$3,414		$790		$681
Ratio of Expenses to Average Net Assets(8)	1.41	%(4)	1.44	%(4)	1.45	%(4)(6)	1.65	%(4)	1.60	%(4)(5)
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	(0.52	)%(4)	(0.38	)%(4)	(0.34	)%(4)	0.05	%(4)	(0.35	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.00	%(7)	0.01%
Portfolio Turnover Rate	103%		90%		90%		46%		57%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.88%		4.09%		5.92%		5.79%		8.43%
Net Investment Loss to Average Net Assets	(2.99)%		(3.03)%		(4.81)%		(4.09)%		(7.18)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.55% for Class A shares.

(6)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.45% for Class A shares. Prior to January 23, 2015, the maximum ratio was 1.65% for Class A share.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Advantage Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$11.74		$12.09		$12.56		$13.50		$11.35
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.15)		(0.10)		(0.08)		(0.06)		(0.09)
Net Realized and Unrealized Gain	4.89		0.01		0.47		0.04		3.28
Total from Investment Operations	4.74		(0.09)		0.39		(0.02)		3.19
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.01)		(0.01)
Net Realized Gain	(1.73)		(0.26)		(0.86)		(0.91)		(1.03)
Total Distributions	(1.73)		(0.26)		(0.86)		(0.92)		(1.04)
Net Asset Value, End of Period	$14.75		$11.74		$12.09		$12.56		$13.50
Total Return(3)	40.34%		(0.70)%		2.96%		(0.07)%		28.78%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$327		$217		$382		$338		$254
Ratio of Expenses to Average Net Assets(8)	1.94	%(4)	1.94	%(4)	1.96	%(4)(6)	2.15	%(4)	2.09	%(4)(5)
Ratio of Net Investment Loss to Average Net Assets(8)	(1.05	)%(4)	(0.86	)%(4)	(0.60	)%(4)	(0.45	)%(4)	(0.71	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(7)	0.00	%(7)	0.01%
Portfolio Turnover Rate	103%		90%		90%		46%		57%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.07%		5.12%		6.58%		6.55%		9.07%
Net Investment Loss to Average Net Assets	(4.18)%		(4.04)%		(5.22)%		(4.85)%		(7.69)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.15% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.05% for Class L shares.

(6)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.95% for Class L shares. Prior to January 23, 2015, the maximum ratio was 2.15% for Class L shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Advantage Portfolio

	Class C
	Year Ended December 31,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$11.66		$12.04		$13.30
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.19)		(0.13)		(0.11)
Net Realized and Unrealized Gain (Loss)	4.86		0.01		(0.26)
Total from Investment Operations	4.67		(0.12)		(0.37)
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.03)
Net Realized Gain	(1.73)		(0.26)		(0.86)
Total Distributions	(1.73)		(0.26)		(0.89)
Net Asset Value, End of Period	$14.60		$11.66		$12.04
Total Return(4)	40.02%		(0.95)%		(2.94	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$549		$180		$59
Ratio of Expenses to Average Net Assets(9)	2.19	%(5)	2.19	%(5)	2.20	%(5)(8)
Ratio of Net Investment Loss to Average Net Assets(9)	(1.30	)%(5)	(1.12	)%(5)	(1.33	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(6)(8)
Portfolio Turnover Rate	103%		90%		90%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	5.22%		6.12%		12.84	%(8)
Net Investment Loss to Average Net Assets	(4.33)%		(5.05)%		(11.97	)%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Advantage Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class L and Class C. On April 30, 2015, the Fund suspended offering Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$730	$—	$—	$730
Capital Markets	174	—	—	174
Construction Materials	—	367	—	367
Diversified Financial Services	443	—	—	443
Health Care Equipment & Supplies	172	—	—	172
Hotels, Restaurants & Leisure	430	909	—	1,339
Internet & Direct Marketing Retail	1,187	128	—	1,315
Internet Software & Services	1,278	631	—	1,909
Media	1,023	—	—	1,023
Metals & Mining	—	187	—	187
Pharmaceuticals	178	—	—	178
Road & Rail	469	—	—	469
Software	579	125	—	704
Specialty Retail	511	122	—	633
Textiles, Apparel & Luxury Goods	194	1,301	—	1,495
Transportation Infrastructure	183	751	—	934
Total Common Stocks	7,551	4,521	—	12,072
Short-Term Investment
Investment Company	367	—	—	367
Call Options Purchased	—	3	—	3
Total Assets	$7,918	$4,524	$—	$12,442

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $3,139,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses)

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$3	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(7	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(18	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2017, the Fund's derivative assets and liabilities are as follows:

Statement of Assets and Liabilities	Gross Amounts of Assets and Liabilities Presented in the
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Options Purchased	$3	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$3	(a)	$—	$—	$3

(a) Amount are included in Investment in Securities in the Statement of Assets and Liabilities.

For the year ended December 31, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	2,027,000

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2017, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares, 1.45% for Class A shares, 1.95% for Class L shares and 2.20% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $70,000 of advisory fees were waived and approximately $155,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $11,733,000 and $8,763,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$29	$6,014	$5,676	$2
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$367

During the year ended December 31, 2017, the Fund incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$64	$1,195	$—	$146

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, return of capital distributions from real estate investment trusts, a nondeductible expense and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Accumulated Net Investment Loss (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$37	$(36)	$(1)

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$126	$295

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 78.3%.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Advantage Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Advantage Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Advantage Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017. For corporate shareholders 19.8% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $1,195,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $65,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005- July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

34

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGAANN
2008497 EXP. 02.28.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Concentrated Portfolio

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	19
Federal Tax Notice	20
Privacy Notice	21
Director and Officer Information	24

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Concentrated Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Expense Example (unaudited)

Global Concentrated Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Concentrated Portfolio Class I	$1,000.00	$1,101.70	$1,020.27	$5.19	$4.99	0.98%
Global Concentrated Portfolio Class A	1,000.00	1,099.30	1,018.40	7.14	6.87	1.35
Global Concentrated Portfolio Class C	1,000.00	1,095.30	1,014.62	11.09	10.66	2.10
Global Concentrated Portfolio Class IS	1,000.00	1,101.00	1,020.42	5.03	4.84	0.95

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

Global Concentrated Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 22.64%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI World Net Index (the "Index"), which returned 22.40%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Following the 2016 U.S. presidential election campaign, the market re-focused on company earnings, beginning its 2017 ascent. 2017 also saw economic recovery accelerate in regions outside the U.S., namely Europe and Asia ex-Japan. The surprise for many in 2017 was the strength of the global equity markets.

•  The greatest returns within the Index over the reporting period came from outside the U.S., particularly Asia ex-Japan and Europe, with Japan close behind. The information technology sector showed the strongest performance around the globe. The worst performers within the Index were U.S. stocks in the energy and relatively low volatility sectors such as telecommunication services, real estate, utilities and consumer staples.

•  The Fund benefited during the period from its overweight regional allocation in Asia ex-Japan. An underweight to the European region detracted from performance. Also detracting from performance was the euro strengthening versus the U.S. dollar, particularly in the final days of 2017.

•  Within stock selection, the largest detractor for the period was a U.S.-based biopharmaceutical company that reported weaker-than-expected sales for a new drug and had one of its stronger pipelines of drugs affected by a compound that the U.S. Food and Drug Administration pulled. Two other U.S. stocks weighed significantly on performance, a financial private-label card issuer that experienced higher-than-expected provisions for write-offs and future loss provisions, and a multinational semiconductor and telecommunications equipment company that was negatively affected by its ongoing disputes with large clients.

•  The Fund benefited the most from stock positions in Asia ex-Japan, most notably from a leading provider of internet value-added services into China, a Taiwan-based global semiconductor manufacturer that sells its chips into major manufacturers of mobile devices and internet connectivity devices, and a Chinese education and technology enterprise. Other top contributors to performance for the period were a U.S.-based leader in cloud infrastructure and digital workspace technology and a U.S.-based global payments and technology company.

Management Strategies

•  There have been no changes to our investment process during the period. Statistically, the majority of a portfolio's annual return can be explained by its common factor exposures (which we categorize as regional and style selection). The tilting of these exposures is highly correlated to alpha generation (that is, a portfolio's excess return over a benchmark). Therefore, the team begins with a quantitative process to identify the common factors we believe are likely to prevail in each region of the world going forward. The rest of a portfolio's annual returns is explained by its company-specific results, meaning that stock selection is also a key determinant to alpha generation. We employ a bottom-up fundamental stock selection process to capture idiosyncratic returns. The result is a highly active portfolio of fundamentally attractive stocks which we believe could benefit from what we have identified to be quantitative investment styles likely to outperform in each region.

•  Entering 2018, the Fund is positioned with weightings in growth and value stocks and continues to be underweight low volatility, high dividend yielding sectors that remain expensive relative to their historic valuations. We believe that the financial sector in particular offers opportunities in an environment of rising interest rates following a decade of underperformance. As an offset, we remain overweight in technology. The Fund begins the year with higher weights in Europe and Japan

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Global Concentrated Portfolio

than in 2017, as we are seeing indications that non-U.S. stocks could continue to do well and these regions of the world are more value-oriented. Additionally, we continue to have an overweight to Asia ex-Japan, where we see selective opportunities offering inexpensive valuations. Non-U.S. markets have lagged the U.S. over the last several years and offer good potential for returns in 2018.

*  Minimum Investment for Class I shares

**  Commenced Operations on May 27, 2016.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI World Net Index(1) and the Lipper Global Large-Cap Core Funds Index(2)

	Period Ended December 31, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	22.64%	—	—	15.22%
Fund — Class A Shares w/o sales charges(4)	22.17	—	—	14.78
Fund — Class A Shares with maximum 5.25% sales charges(4)	15.78	—	—	11.00
Fund — Class C Shares w/o sales charges(4)	21.18	—	—	13.98
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	20.18	—	—	13.98
Fund — Class IS Shares w/o sales charges(4)	22.67	—	—	15.24
MSCI World Net Index	22.40	—	—	17.44
Lipper Global Large-Cap Core Funds Index	24.54	—	—	17.80

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in US dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Global Large-Cap Core Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on May 27, 2016.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments

Global Concentrated Portfolio

	Shares	Value (000)
Common Stocks (97.9%)
China (14.2%)
TAL Education Group ADR	25,448	$756
Tencent Holdings Ltd. ADR	27,109	1,408
		2,164
Ireland (6.0%)
Ryanair Holdings PLC ADR (a)	8,786	915
Japan (8.8%)
Nintendo Co., Ltd. ADR	16,501	744
Nippon Telegraph & Telephone Corp. ADR	12,606	595
		1,339
Spain (4.7%)
Banco Bilbao Vizcaya Argentaria SA ADR	84,777	721
Switzerland (8.2%)
ABB Ltd. ADR	30,398	815
UBS Group AG (Registered) (a)	23,154	426
		1,241
Taiwan (5.5%)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	21,155	839
United Kingdom (4.9%)
Diageo PLC ADR	5,104	745
United States (45.6%)
Alphabet, Inc., Class A (a)	466	491
Ameriprise Financial, Inc.	3,613	612
Comcast Corp., Class A	17,913	718
Franklin Resources, Inc.	13,912	603
Illinois Tool Works, Inc.	4,742	791
JPMorgan Chase & Co.	7,015	750
Mastercard, Inc., Class A	6,574	995
National Oilwell Varco, Inc.	18,581	669
QUALCOMM, Inc.	6,145	393
VMware, Inc., Class A (a)	7,277	912
		6,934
Total Common Stocks (Cost $12,663)		14,898
Short-Term Investment (2.8%)
Investment Company (2.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $426)	425,529	426
Total Investments (100.7%) (Cost $13,089) (b)		15,324
Liabilities in Excess of Other Assets (–0.7%)		(104)
Net Assets (100.0%)		$15,220

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $13,115,000. The aggregate gross unrealized appreciation is approximately $2,297,000 and the aggregate gross unrealized depreciation is approximately $88,000, resulting in net unrealized appreciation of approximately $2,209,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	25.5%
Internet Software & Services	12.4
Software	10.8
Capital Markets	10.7
Banks	9.6
Semiconductors & Semiconductor Equipment	8.0
Information Technology Services	6.5
Airlines	6.0
Electrical Equipment	5.3
Machinery	5.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Concentrated Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $12,663)	$14,898
Investment in Security of Affiliated Issuer, at Value (Cost $426)	426
Total Investments in Securities, at Value (Cost $13,089)	15,324
Receivable for Investments Sold	82
Due from Adviser	41
Receivable for Fund Shares Sold	25
Dividends Receivable	7
Receivable from Affiliate	—	@
Other Assets	25
Total Assets	15,504
Liabilities:
Payable for Investments Purchased	219
Payable for Professional Fees	54
Payable for Custodian Fees	2
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Administration Fees	1
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Other Liabilities	5
Total Liabilities	284
Net Assets	$15,220
Net Assets Consist Of:
Paid-in-Capital	$13,185
Distributions in Excess of Net Investment Income	(51)
Accumulated Net Realized Loss	(149)
Unrealized Appreciation (Depreciation) on:
Investments	2,235
Net Assets	$15,220
CLASS I:
Net Assets	$11,814
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	951,191
Net Asset Value, Offering and Redemption Price Per Share	$12.42
CLASS A:
Net Assets	$1,666
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	134,703
Net Asset Value, Redemption Price Per Share	$12.37
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.69
Maximum Offering Price Per Share	$13.06
CLASS C:
Net Assets	$1,728
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	140,844
Net Asset Value, Offering and Redemption Price Per Share	$12.27
CLASS IS:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$12.42

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Concentrated Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $7 of Foreign Taxes Withheld)	$116
Dividends from Security of Affiliated Issuer (Note G)	2
Total Investment Income	118
Expenses:
Professional Fees	142
Advisory Fees (Note B)	78
Registration Fees	36
Offering Costs	22
Shareholder Services Fees — Class A (Note D)	3
Distribution and Shareholder Services Fees — Class C (Note D)	12
Shareholder Reporting Fees	14
Administration Fees (Note C)	8
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Custodian Fees (Note F)	3
Sub Transfer Agency Fees — Class I	1
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class C	1
Directors' Fees and Expenses	2
Other Expenses	15
Total Expenses	346
Expenses Reimbursed by Adviser (Note B)	(144)
Waiver of Advisory Fees (Note B)	(78)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	120
Net Investment Loss	(2)
Realized Gain:
Investments Sold	36
Change in Unrealized Appreciation (Depreciation):
Investments	1,963
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,999
Net Increase in Net Assets Resulting from Operations	$1,997

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Concentrated Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Period from May 27, 2016^ to December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(2)	$17
Net Realized Gain (Loss)	36	(185)
Net Change in Unrealized Appreciation (Depreciation)	1,963	272
Net Increase in Net Assets Resulting from Operations	1,997	104
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(18)	(43)
Paid-in-Capital	(9)	—
Class A:
Net Investment Income	(2)	(4)
Class C:
Net Investment Income	(3)	(2)
Class IS:
Net Investment Income	(— @)	(— @)
Paid-in-Capital	(— @)	—
Total Distributions	(32)	(49)
Capital Share Transactions:(1)
Class I:
Subscribed	4,032	8,440
Distributions Reinvested	9	11
Redeemed	(686)	(1,574)
Class A:
Subscribed	891	789
Distributions Reinvested	2	4
Redeemed	(216)	(12)
Class C:
Subscribed	970	870
Distributions Reinvested	3	2
Redeemed	(341)	(4)
Class IS:
Subscribed	—	10
Net Increase in Net Assets Resulting from Capital Share Transactions	4,664	8,536
Total Increase in Net Assets	6,629	8,591
Net Assets:
Beginning of Period	8,591	—
End of Period (Including Distributions in Excess of Net Investment Income of $(51) and $(32))	$15,220	$8,591
(1) Capital Share Transactions:
Class I:
Shares Subscribed	331	837
Shares Issued on Distributions Reinvested	1	1
Shares Redeemed	(62)	(157)
Net Increase in Class I Shares Outstanding	270	681
Class A:
Shares Subscribed	77	78
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(19)	(1)
Net Increase in Class A Shares Outstanding	58	77
Class C:
Shares Subscribed	83	86
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(29)	(— @@)
Net Increase in Class C Shares Outstanding	54	86
Class IS:
Shares Subscribed	—	1

^  Commencement of Operations.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Concentrated Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2017		Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.16		$10.00
Income from Investment Operations:
Net Investment Income(2)	0.02		0.03
Net Realized and Unrealized Gain	2.28		0.19
Total from Investment Operations	2.30		0.22
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.06)
Paid-in-Capital	(0.01)		—
Total Distributions	(0.04)		(0.06)
Net Asset Value, End of Period	$12.42		$10.16
Total Return(3)	22.64%		2.24	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,814		$6,922
Ratio of Expenses to Average Net Assets(8)	0.98	%(4)	0.97	%(4)(7)
Ratio of Net Investment Income to Average Net Assets(8)	0.15	%(4)	0.48	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	68%		44	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.13%		3.57	%(7)
Net Investment Loss to Average Net Assets	(2.00)%		(2.12	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Concentrated Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended December 31, 2017		Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.15		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.03)		0.01
Net Realized and Unrealized Gain	2.28		0.19
Total from Investment Operations	2.25		0.20
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.05)
Net Asset Value, End of Period	$12.37		$10.15
Total Return(3)	22.17%		2.02	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,666		$782
Ratio of Expenses to Average Net Assets(8)	1.35	%(4)	1.35	%(4)(7)
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	(0.25	)%(4)	0.16	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	68%		44	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.61%		4.23	%(7)
Net Investment Loss to Average Net Assets	(2.51)%		(2.72	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Concentrated Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2017		Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.15		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.11)		(0.04)
Net Realized and Unrealized Gain	2.26		0.21
Total from Investment Operations	2.15		0.17
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.02)
Net Asset Value, End of Period	$12.27		$10.15
Total Return(3)	21.18%		1.69	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,728		$877
Ratio of Expenses to Average Net Assets(8)	2.10	%(4)	2.10	%(4)(7)
Ratio of Net Investment Loss to Average Net Assets(8)	(0.95	)%(4)	(0.69	)%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	68%		44	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.36%		4.81	%(7)
Net Investment Loss to Average Net Assets	(3.21)%		(3.40	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Concentrated Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2017		Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.16		$10.00
Income from Investment Operations:
Net Investment Income(2)	0.02		0.03
Net Realized and Unrealized Gain	2.28		0.20
Total from Investment Operations	2.30		0.23
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.07)
Paid-in-Capital	(0.01)		—
Total Distributions	(0.04)		(0.07)
Net Asset Value, End of Period	$12.42		$10.16
Total Return(3)	22.67%		2.25	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12		$10
Ratio of Expenses to Average Net Assets(8)	0.95	%(4)	0.95	%(4)(7)
Ratio of Net Investment Income to Average Net Assets(8)	0.22	%(4)	0.56	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	68%		44	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	18.61%		19.43	%(7)
Net Investment Loss to Average Net Assets	(17.44)%		(17.92	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Concentrated Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airlines	$915	$—	$—	$915
Banks	1,471	—	—	1,471
Beverages	745	—	—	745
Capital Markets	1,641	—	—	1,641
Diversified Consumer Services	756	—	—	756
Diversified Telecommunication Services	595	—	—	595
Electrical Equipment	815	—	—	815
Energy Equipment & Services	669	—	—	669
Information Technology Services	995	—	—	995
Internet Software & Services	1,899	—	—	1,899
Machinery	791	—	—	791
Media	718	—	—	718
Semiconductors & Semiconductor Equipment	1,232	—	—	1,232
Software	1,656	—	—	1,656
Total Common Stocks	14,898	—	—	14,898
Short-Term Investment
Investment Company	426	—	—	426
Total Assets	$15,324	$—	$—	$15,324

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, the Fund did not have any investments transfer between investment levels.

3.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

4.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2017, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $78,000 of advisory fees were waived and approximately $148,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee,

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $11,477,000 and $7,003,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$107	$5,387	$5,068	$2
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$426

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the two-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:			2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$23	$—	$9	$49	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss and a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$6	$—	$(6)

At December 31, 2017, the Fund had no distributable earnings on a tax basis.

At December 31, 2017, the Fund had available for federal income tax purposes unused short term capital losses of approximately $123,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 50.1%.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Concentrated Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Concentrated Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended December 31, 2017 and the period from May 27, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Concentrated Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and the period from May 27, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017. For corporate shareholders 45.5% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $36,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

28

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGCNPANN
2007741 EXP. 02.28.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Core Portfolio

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	20
Federal Tax Notice	21
Privacy Notice	22
Director and Officer Information	25

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Core Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Expense Example (unaudited)

Global Core Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Core Portfolio Class I	$1,000.00	$1,102.80	$1,020.32	$5.14	$4.94	0.97%
Global Core Portfolio Class A	1,000.00	1,100.60	1,018.40	7.15	6.87	1.35
Global Core Portfolio Class C	1,000.00	1,097.30	1,014.62	11.10	10.66	2.10
Global Core Portfolio Class IS	1,000.00	1,103.10	1,020.42	5.04	4.84	0.95

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

Global Core Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 22.27%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI World Net Index (the "Index"), which returned 22.40%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Following the 2016 U.S. presidential election campaign, the market re-focused on company earnings, beginning its 2017 ascent. 2017 also saw economic recovery accelerate in regions outside the U.S., namely Europe and Asia ex-Japan. The surprise for many in 2017 was the strength of the global equity markets.

•  The greatest returns within the Index over the reporting period came from outside the U.S., particularly Asia ex-Japan and Europe, with Japan close behind. The information technology sector showed the strongest performance around the globe. The worst performers within the Index were U.S. stocks in the energy and relatively low volatility sectors such as telecommunication services, real estate, utilities and consumer staples.

•  The Fund benefited during the period from its overweight regional allocation in Asia ex-Japan. An underweight to the European region detracted from performance. Also detracting from performance was the euro strengthening versus the U.S. dollar, particularly in the final days of 2017.

•  For stock selection, the largest detractors for the period were two diversified oil services companies, a small position in a Mexican banking group, a British telecommunications holding company, and a multinational semiconductor and telecommunications equipment company that was negatively affected by its ongoing disputes with large clients.

•  The Fund benefited the most from its overweight and stock selection in information technology. These positions included a U.S.-based multinational company specializing in consumer electronics, computer software and online services, and two stock positions in Asia ex-Japan, a leading provider of internet value-added services into China and a Taiwan-based global semiconductor manufacturer that sells its chips into major manufacturers of mobile devices and internet connectivity devices. A diversified financial services company was also a strong contributor to performance.

Management Strategies

•  There have been no changes to our investment process during the period. Statistically, the majority of a portfolio's annual return can be explained by its common factor exposures (which we categorize as regional and style selection). The tilting of these exposures is highly correlated to alpha generation (that is, a portfolio's excess return over a benchmark). Therefore, the team begins with a quantitative process to identify the common factors we believe are likely to prevail in each region of the world going forward. The rest of a portfolio's annual returns is explained by its company-specific results, meaning that stock selection is also a key determinant to alpha generation. We employ a bottom-up fundamental stock selection process to capture idiosyncratic returns. The result is a highly active portfolio of fundamentally attractive stocks which we believe could benefit from what we have identified to be quantitative investment styles likely to outperform in each region.

•  Entering 2018, the Fund is positioned with weightings in growth and value stocks and continues to be underweight low volatility, high dividend yielding sectors that remain expensive relative to their historic valuations. We believe that the financial sector in particular offers opportunities in an environment of rising interest rates following a decade of underperformance. As an offset, we remain overweight in technology. The Fund begins the year with higher weights in Europe and Japan than in 2017, as we are seeing indications that non-U.S. stocks could continue to do well and these parts of the world are more value-oriented. Additionally, we continue to have an overweight to

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Global Core Portfolio

Asia ex-Japan, where we see selective opportunities offering inexpensive valuations. Non-U.S. markets have lagged the U.S. over the last several years and offer good potential for returns in 2018.

*  Minimum Investment for Class I shares

**  Commenced Operations on May 27, 2016.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI World Net Index(1) and the Lipper Global Large-Cap Core Funds Index(2)

	Period Ended December 31, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	22.27%	—	—	14.18%
Fund — Class A Shares w/o sales charges(4)	21.82	—	—	13.74
Fund — Class A Shares with maximum 5.25% sales charges(4)	15.37	—	—	9.99
Fund — Class C Shares w/o sales charges(4)	20.92	—	—	12.92
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	19.92	—	—	12.92
Fund — Class IS Shares w/o sales charges(4)	22.29	—	—	14.21
MSCI World Net Index	22.40	—	—	17.44
Lipper Global Large-Cap Core Funds Index	24.54	—	—	17.80

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in US dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Global Large-Cap Core Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on May 27, 2016.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments

Global Core Portfolio

	Shares	Value (000)
Common Stocks (98.5%)
China (7.9%)
NetEase, Inc. ADR	379	$131
TAL Education Group ADR	5,275	157
Tencent Holdings Ltd. ADR	15,243	791
		1,079
Germany (1.9%)
BASF SE ADR	9,491	261
Ireland (4.0%)
Ryanair Holdings PLC ADR (a)	5,221	544
Japan (6.4%)
Nintendo Co., Ltd. ADR	6,369	287
Nippon Telegraph & Telephone Corp. ADR	12,207	577
		864
Netherlands (1.3%)
AerCap Holdings N.V. (a)	3,461	182
Spain (3.3%)
Banco Bilbao Vizcaya Argentaria SA ADR	53,194	452
Switzerland (8.1%)
ABB Ltd. ADR	20,846	559
Logitech International SA (Registered)	3,528	119
UBS Group AG (Registered) (a)	22,895	421
		1,099
Taiwan (4.1%)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	14,009	555
United Kingdom (3.9%)
British American Tobacco PLC ADR	5,706	382
Diageo PLC ADR	1,028	150
		532
United States (57.6%)
Alphabet, Inc., Class A (a)	403	425
Ameriprise Financial, Inc.	3,125	530
Apple, Inc.	3,992	676
Broadcom Ltd.	2,017	518
Cigna Corp.	2,496	507
Comcast Corp., Class A	14,195	568
Danaher Corp.	1,246	116
Emerson Electric Co.	4,664	325
Franklin Resources, Inc.	7,625	330
Illinois Tool Works, Inc.	3,113	519
JPMorgan Chase & Co.	6,581	704
Mastercard, Inc., Class A	3,192	483
McDonald's Corp.	1,034	178
National Oilwell Varco, Inc.	7,857	283
Northrop Grumman Corp.	1,386	425
Priceline Group, Inc. (The) (a)	253	440
QUALCOMM, Inc.	4,988	319
Target Corp.	964	63
VMware, Inc., Class A (a)	3,433	430
		7,839
Total Common Stocks (Cost $10,778)		13,407
	Shares	Value (000)
Short-Term Investment (3.8%)
Investment Company (3.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $524)	524,071	$524
Total Investments (102.3%) (Cost $11,302) (b)		13,931
Liabilities in Excess of Other Assets (–2.3%)		(313)
Net Assets (100.0%)		$13,618

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $11,302,000. The aggregate gross unrealized appreciation is approximately $2,652,000 and the aggregate gross unrealized depreciation is approximately $23,000, resulting in net unrealized appreciation of approximately $2,629,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	45.6%
Semiconductors & Semiconductor Equipment	10.0
Internet Software & Services	9.7
Capital Markets	9.2
Banks	8.3
Electrical Equipment	6.3
Tech Hardware, Storage & Peripherals	5.7
Software	5.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Core Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $10,778)	$13,407
Investment in Security of Affiliated Issuer, at Value (Cost $524)	524
Total Investments in Securities, at Value (Cost $11,302)	13,931
Receivable for Investments Sold	40
Due from Adviser	39
Dividends Receivable	9
Receivable from Affiliate	—	@
Other Assets	26
Total Assets	14,045
Liabilities:
Payable for Investments Purchased	361
Payable for Professional Fees	54
Payable for Custodian Fees	2
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Administration Fees	1
Other Liabilities	5
Total Liabilities	427
Net Assets	$13,618
Net Assets Consist of:
Paid-in-Capital	$11,401
Distributions in Excess of Net Investment Income	(43)
Accumulated Net Realized Loss	(369)
Unrealized Appreciation (Depreciation) on:
Investments	2,629
Net Assets	$13,618
CLASS I:
Net Assets	$10,398
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	852,198
Net Asset Value, Offering and Redemption Price Per Share	$12.20
CLASS A:
Net Assets	$1,962
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	161,118
Net Asset Value, Redemption Price Per Share	$12.18
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.67
Maximum Offering Price Per Share	$12.85
CLASS C:
Net Assets	$1,246
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	103,178
Net Asset Value, Offering and Redemption Price Per Share	$12.08
CLASS IS:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$12.20

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Core Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $8 of Foreign Taxes Withheld)	$187
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	188
Expenses:
Professional Fees	142
Advisory Fees (Note B)	88
Registration Fees	36
Offering Costs	22
Shareholder Services Fees — Class A (Note D)	4
Distribution and Shareholder Services Fees — Class C (Note D)	11
Shareholder Reporting Fees	13
Administration Fees (Note C)	9
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Custodian Fees (Note F)	3
Directors' Fees and Expenses	3
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class C	2
Pricing Fees	2
Other Expenses	17
Total Expenses	361
Expenses Reimbursed by Adviser (Note B)	(137)
Waiver of Advisory Fees (Note B)	(88)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	131
Net Investment Income	57
Realized Loss:
Investments Sold	(278)
Change in Unrealized Appreciation (Depreciation):
Investments	2,493
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	2,215
Net Increase in Net Assets Resulting from Operations	$2,272

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Core Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Period from May 27, 2016^ to December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$57	$28
Net Realized Loss	(278)	(104)
Net Change in Unrealized Appreciation (Depreciation)	2,493	136
Net Increase in Net Assets Resulting from Operations	2,272	60
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(51)	(50)
Paid-in-Capital	(3)	—
Class A:
Net Investment Income	(2)	(8)
Paid-in-Capital	(1)	—
Class C:
Net Investment Income	(1)	(4)
Paid-in-Capital	—	—
Class IS:
Net Investment Income	(— @)	(— @)
Paid-in-Capital	(— @)	—
Total Distributions	(58)	(62)
Capital Share Transactions:(1)
Class I:
Subscribed	2,235	6,525
Distributions Reinvested	22	11
Redeemed	(109)	(31)
Class A:
Subscribed	652	1,365
Distributions Reinvested	3	8
Redeemed	(233)	(102)
Class C:
Subscribed	240	904
Distributions Reinvested	1	4
Redeemed	(98)	(1)
Class IS:
Subscribed	—	10
Net Increase in Net Assets Resulting from Capital Share Transactions	2,713	8,693
Total Increase in Net Assets	4,927	8,691
Net Assets:
Beginning of Period	8,691	—
End of Period (Including Distributions in Excess of Net Investment Income of $(43) and $(34))	$13,618	$8,691
(1) Capital Share Transactions:
Class I:
Shares Subscribed	210	652
Shares Issued on Distributions Reinvested	2	1
Shares Redeemed	(10)	(3)
Net Increase in Class I Shares Outstanding	202	650
Class A:
Shares Subscribed	55	135
Shares Issued on Distributions Reinvested	— @@	1
Shares Redeemed	(20)	(10)
Net Increase in Class A Shares Outstanding	35	126
Class C:
Shares Subscribed	22	90
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(9)	(— @@)
Net Increase in Class C Shares Outstanding	13	90
Class IS:
Shares Subscribed	—	1

^  Commencement of Operations.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Core Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2017		Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.03		$10.00
Income from Investment Operations:
Net Investment Income(2)	0.07		0.05
Net Realized and Unrealized Gain	2.16		0.06
Total from Investment Operations	2.23		0.11
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.08)
Paid-in-Capital	(0.00	)(3)	—
Total Distributions	(0.06)		(0.08)
Net Asset Value, End of Period	$12.20		$10.03
Total Return(4)	22.27%		1.08	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,398		$6,517
Ratio of Expenses to Average Net Assets(9)	0.97	%(5)	0.98	%(5)(8)
Ratio of Net Investment Income to Average Net Assets(9)	0.64	%(5)	0.82	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.01	%(8)
Portfolio Turnover Rate	41%		22	%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.89%		3.73	%(8)
Net Investment Loss to Average Net Assets	(1.28)%		(1.93	)%(8)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.
The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Core Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended December 31, 2017		Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.02		$10.00
Income from Investment Operations:
Net Investment Income(2)	0.03		0.02
Net Realized and Unrealized Gain	2.15		0.06
Total from Investment Operations	2.18		0.08
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		(0.06)
Paid-in-Capital	(0.00	)(3)	—
Total Distributions	(0.02)		(0.06)
Net Asset Value, End of Period	$12.18		$10.02
Total Return(4)	21.82%		0.83	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,962		$1,263
Ratio of Expenses to Average Net Assets(9)	1.35	%(5)	1.35	%(5)(8)
Ratio of Net Investment Income to Average Net Assets(9)	0.25	%(5)	0.39	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	41%		22	%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.36%		4.16	%(8)
Net Investment Loss to Average Net Assets	(1.76)%		(2.42	)%(8)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Core Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2017		Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.00		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.06)		(0.02)
Net Realized and Unrealized Gain	2.15		0.06
Total from Investment Operations	2.09		0.04
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.04)
Net Asset Value, End of Period	$12.08		$10.00
Total Return(3)	20.92%		0.41	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,246		$901
Ratio of Expenses to Average Net Assets(8)	2.10	%(4)	2.10	%(4)(7)
Ratio of Net Investment Loss to Average Net Assets(8)	(0.50	)%(4)	(0.36	)%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	41%		22	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.19%		5.02	%(7)
Net Investment Loss to Average Net Assets	(2.59)%		(3.28	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Core Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2017		Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.03		$10.00
Income from Investment Operations:
Net Investment Income(2)	0.07		0.05
Net Realized and Unrealized Gain	2.17		0.06
Total from Investment Operations	2.24		0.11
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.08)
Paid-in-Capital	(0.00	)(3)	—
Total Distributions	(0.07)		(0.08)
Net Asset Value, End of Period	$12.20		$10.03
Total Return(4)	22.29%		1.10	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12		$10
Ratio of Expenses to Average Net Assets(9)	0.95	%(5)	0.95	%(5)(8)
Ratio of Net Investment Income to Average Net Assets(9)	0.66	%(5)	0.84	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	41%		22	%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	18.67%		19.70	%(8)
Net Investment Loss to Average Net Assets	(17.06)%		(17.91	)%(8)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Core Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$425	$—	$—	$425
Airlines	544	—	—	544
Banks	1,156	—	—	1,156
Beverages	150	—	—	150
Capital Markets	1,281	—	—	1,281
Chemicals	261	—	—	261
Diversified Consumer Services	157	—	—	157
Diversified Telecommunication Services	577	—	—	577
Electrical Equipment	884	—	—	884
Energy Equipment & Services	283	—	—	283
Health Care Equipment & Supplies	116	—	—	116
Health Care Providers & Services	507	—	—	507
Hotels, Restaurants & Leisure	178	—	—	178
Information Technology Services	483	—	—	483
Internet & Direct Marketing Retail	440	—	—	440
Internet Software & Services	1,347	—	—	1,347
Machinery	519	—	—	519
Media	568	—	—	568
Multi-Line Retail	63	—	—	63
Semiconductors & Semiconductor Equipment	1,392	—	—	1,392
Software	717	—	—	717
Tech Hardware, Storage & Peripherals	795	—	—	795
Tobacco	382	—	—	382
Trading Companies & Distributors	182	—	—	182
Total Common Stocks	13,407	—	—	13,407
Short-Term Investment
Investment Company	524	—	—	524
Total Assets	$13,931	$—	$—	$13,931

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, the Fund did not have any investments transfer between investment levels.

3.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

4.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2017, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $88,000 of advisory fees were waived and approximately $142,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $7,312,000 and $4,698,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$61	$3,166	$2,703	$1
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$524

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the two-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Paid-in- Capital (000)	Ordinary Income (000)
$54	$4	$62

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to return of capital distributions from real estate investment trusts, and a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(12)	$13	$(1)

At December 31, 2017, the Fund had no distributable earnings on a tax basis.

At December 31, 2017, the Fund had available for federal income tax purposes unused short term capital losses of approximately $370,000 that do not have an expiration date.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 45.9%.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Core Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Core Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended December 31, 2017 and the period from May 27, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Core Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year ended December 31, 2017 and the period from May 27, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017. For corporate shareholders 10.2% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $58,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

29

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGCPANN
2007729 EXP. 02.28.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Discovery Portfolio

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	30
Federal Tax Notice	31
Privacy Notice	32
Director and Officer Information	35

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Discovery Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Expense Example (unaudited)

Global Discovery Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Discovery Portfolio Class I	$1,000.00	$1,090.50	$1,018.45	$7.06	$6.82	1.34%
Global Discovery Portfolio Class A	1,000.00	1,088.50	1,016.64	8.95	8.64	1.70
Global Discovery Portfolio Class L	1,000.00	1,085.60	1,014.17	11.51	11.12	2.19
Global Discovery Portfolio Class C	1,000.00	1,083.90	1,012.85	12.87	12.43	2.45

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

Global Discovery Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 25.39%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World Index (the "Index"), which returned 23.97%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Better-than-expected global economic growth and strong corporate profits provided a positive backdrop for global equity markets. Central bank policy remained largely accommodative as inflation stayed muted, recoveries continued in U.S., Europe and Japan, and China's economy stabilized. Although the U.S. Federal Reserve raised its interest rate three times during 2017, interest rate levels were still historically low, further boosting demand for equities. Political risk abated as key elections across Europe voted in more mainstream candidates, and trade negotiation fears also diminished somewhat, although the North American Free Trade Agreement ("NAFTA") and Brexit talks are ongoing. In the U.S., sweeping tax reforms were signed into law in December 2017, fueling a sharp rally in U.S. share prices at year-end. These events helped global equities shrug off geopolitical tensions in North Korea and the Middle East, and natural disasters in the U.S., to end the year sharply higher.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team can result in periods of performance deviation from the benchmark and peers. In this reporting period, stock selection contributed to the Fund's outperformance, while sector allocations modestly detracted.

•  All sectors in the Index showed positive performance for the year. The information technology ("IT") sector led, followed by the materials and industrials sectors. Conversely, the energy, telecommunication services and utilities sectors were the biggest laggards in the Index.

•  The health care sector contributed the largest relative gain. Both stock selection and an overweight allocation in the sector were beneficial, led by the portfolio's holding in a Danish pharmaceutical company.

•  Stock selection and an overweight exposure in the industrials sector added to relative results. A leading provider of prepaid corporate services, which is based in France, was the portfolio's top contributor to in the industrials sector.

•  Stock selection in financials was favorable to performance, with standout performance from a Brazilian car insurance provider.

•  At the sector level, the information technology sector was the only detractor from performance in the period. Both stock selection and an underweight allocation dampened relative performance. The Fund's underperformance was driven by an out-of-benchmark holding in a French commerce marketing technology leader, which helps internet retailers retarget online advertising toward consumers, as well as having less exposure to the overall IT sector, the Index's top-performing sector.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for franchises with sustainable competitive advantages. We typically favor companies with strong cash generation, attractive returns on capital, hard-to-replicate assets and a favorable risk/reward profile. Our emphasis is on long-term results, and hence short-term market events are not as meaningful in the stock selection process.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Global Discovery Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and C shares will vary from the performance of Class I shares and will be impacted by additional fees assessed to those classes.

Performance Compared to the MSCI All Country World Index(1) and the Lipper Global Small/Mid-Cap Funds Index(2)

	Period Ended December 31, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund — Class I Shares w/o sales charges(4)	25.39%	17.72%	—	15.46%
Fund — Class A Shares w/o sales charges(4)	24.89	17.33	—	15.11
Fund — Class A Shares with maximum 5.25% sales charges(4)	18.34	16.06	—	14.23
Fund — Class L Shares w/o sales charges(4)	24.26	16.74	—	14.52
Fund — Class C Shares w/o sales charges(5)	23.89	—	—	16.90
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	22.89	—	—	16.90
MSCI All Country World Index	23.97	10.80	—	8.82
Lipper Global Small/Mid-Cap Funds Index	25.38	11.22	—	8.10

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Small/Mid Cap Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Small/Mid-Cap Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Global Small/Mid-Cap Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 28, 2010.

(5)  Commenced offering on April 30, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments

Global Discovery Portfolio

	Shares	Value (000)
Common Stocks (92.0%)
Brazil (4.9%)
JHSF Participacoes SA	917,814	$484
Ouro Fino Saude Animal Participacoes SA	144,651	1,047
Porto Seguro SA	395,401	4,331
		5,862
Canada (6.4%)
Agrium, Inc.	67,048	7,712
Denmark (4.0%)
Novo Nordisk A/S Series B	90,143	4,845
France (12.0%)
Christian Dior SE	22,988	8,390
Criteo SA ADR (a)	84,150	2,190
Edenred	131,542	3,811
		14,391
Germany (2.8%)
ThyssenKrupp AG	73,469	2,133
Vapiano SE (a)(b)	43,354	1,261
		3,394
Italy (1.6%)
Gima TT SpA (a)(b)	20,377	406
Tamburi Investment Partners SpA	224,090	1,493
		1,899
New Zealand (0.3%)
Kathmandu Holdings Ltd.	172,414	296
United Kingdom (8.4%)
BBA Aviation PLC	323,062	1,525
Clarkson PLC	52,701	2,035
Whitbread PLC	120,734	6,520
		10,080
United States (51.6%)
Autoliv, Inc.	37,703	4,792
Biogen, Inc. (a)	6,841	2,179
CarMax, Inc. (a)	149,774	9,605
Container Store Group, Inc. (The) (a)	47,759	226
Dillard's, Inc., Class A (c)	52,278	3,139
Dril-Quip, Inc. (a)	33,921	1,618
Dropbox, Inc. (a)(d)(e)(f) (acquisition cost — $25; acquired 5/1/12)	2,743	25
Habit Restaurants, Inc. (The) (a)	4,964	47
Harley-Davidson, Inc.	188,621	9,597
Mosaic Co. (The)	152,767	3,920
Potbelly Corp. (a)	154,574	1,901
RenaissanceRe Holdings Ltd.	18,354	2,305
Time Warner, Inc.	130,179	11,908
Ulta Salon Cosmetics & Fragrance, Inc.	12,218	2,733
Welbilt, Inc. (a)	325,817	7,660
YogaWorks, Inc. (a)	62,461	177
		61,832
Total Common Stocks (Cost $99,635)		110,311
	Shares	Value (000)
Preferred Stocks (0.4%)
India (0.2%)
Flipkart Online Services Pvt Ltd. Series D (a)(d)(e)(f) (acquisition cost — $44; acquired 10/4/13)	1,910	$168
United States (0.2%)
Airbnb, Inc. Series D (a)(d)(e)(f) (acquisition cost — $78; acquired 4/16/14)	1,917	203
DOMO, Inc. (a)(d)(e)(f) (acquisition cost — $37; acquired 1/31/14 — 2/7/14)	9,082	24
Lookout, Inc. Series F (a)(d)(e)(f) (acquisition cost — $73; acquired 6/17/14)	6,374	13
Palantir Technologies, Inc. Series G (a)(d)(e)(f) (acquisition cost — $9; acquired 7/19/12)	2,935	9
Palantir Technologies, Inc. Series H (a)(d)(e)(f) (acquisition cost — $6; acquired 10/25/13)	1,572	6
Palantir Technologies, Inc. Series H1 (a)(d)(e)(f) (acquisition cost — $6; acquired 10/25/13)	1,572	6
		261
Total Preferred Stocks (Cost $253)		429
Convertible Preferred Stock (0.0%)
United States (0.0%)
Dropbox, Inc. Series A (a)(d)(e)(f) (acquisition cost — $3; acquired 5/25/12) (Cost $3)	277	2
Short-Term Investments (9.1%)
Securities held as Collateral on Loaned Securities (2.7%)
Investment Company (2.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	2,382,724	2,383
	Face Amount (000)
Repurchase Agreements (0.7%)
Barclays Capital, Inc., (1.37%, dated 12/29/17, due 1/2/18; proceeds $548; fully collateralized by a U.S. Government obligation; 1.75% due 5/15/23; valued at $559)	$548	548
HSBC Securities USA, Inc., (1.30%, dated 12/29/17, due 1/2/18; proceeds $42; fully collateralized by a U.S. Government obligation; 3.00% due 2/15/47; valued at $43)	42	42
Merrill Lynch & Co., Inc., (1.42%, dated 12/29/17, due 1/2/18; proceeds $281; fully collateralized by a U.S. Government obligation; 2.00% due 12/31/21; valued at $286)	281	281
		871
Total Securities held as Collateral on Loaned Securities (Cost $3,254)		3,254

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Global Discovery Portfolio

	Shares	Value (000)
Investment Company (6.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $7,674)	7,674,477	$7,674
Total Short-Term Investments (Cost $10,928)		10,928
Total Investments Excluding Purchased Options (101.5%) (Cost $110,819)		121,670
Total Purchased Options Outstanding (0.4%) (Cost $708)		499
Total Investments (101.9%) (Cost $111,527) Including $3,139 of Securities Loaned (g)(h)(i)		122,169
Liabilities in Excess of Other Assets (-1.9%)		(2,253)
Net Assets (100.0%)		$119,916

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  All or a portion of this security was on loan at December 31, 2017.

(d)  At December 31, 2017, the Fund held fair valued securities valued at approximately $456,000, representing 0.4% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(e)  Security has been deemed illiquid at December 31, 2017.

(f)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2017, amounts to approximately $456,000 and represents 0.4% of net assets.

(g)  Securities are available for collateral in connection with open foreign currency forward exchange contracts.

(h)  The approximate fair value and percentage of net assets, $38,577,000 and 32.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(i)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $111,865,000. The aggregate gross unrealized appreciation is approximately $13,293,000 and the aggregate gross unrealized depreciation is approximately $3,053,000, resulting in net unrealized appreciation of approximately $10,240,000.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Global Discovery Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2017:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Appreciation (Depreciation) (000)
UBS Securities, LLC*	Harley-Davidson, Inc.	USD	45.00	Jan-19	400	40	$385	$666	$(281)
UBS Securities, LLC*	United Technologies Corp.	USD	120.00	Jan-18	140	14	114	42	72
							$499	$708	$(209)

*  Cleared option.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2017:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Depreciation (000)
UBS AG	EUR	601	$716	2/22/18	$(8)
UBS AG	EUR	106	$126	2/22/18	(2)
UBS AG	KRW	765,055	$669	2/22/18	(46)
UBS AG	KRW	133,872	$118	2/22/18	(7)
					$(63)

EUR  —  Euro

KRW  —  South Korean Won

USD  —  United States Dollar

Portfolio Composition**

Classification	Percentage of Total Investments
Other***	21.8%
Specialty Retail	10.9
Media	10.0
Chemicals	9.8
Hotels, Restaurants & Leisure	8.4
Automobiles	8.1
Textiles, Apparel & Luxury Goods	7.1
Machinery	6.8
Short-Term Investments	6.5
Insurance	5.6
Pharmaceuticals	5.0
Total Investments	100.0	%****

**  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2017.

***  Industries and/or investment types representing less than 5% of total investments.

****  Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $63,000.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Discovery Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $101,470)	$112,112
Investment in Security of Affiliated Issuer, at Value (Cost $10,057)	10,057
Total Investments in Securities, at Value (Cost $111,527)	122,169
Foreign Currency, at Value (Cost $4)	4
Receivable for Fund Shares Sold	1,294
Receivable for Investments Sold	556
Dividends Receivable	205
Tax Reclaim Receivable	27
Receivable from Affiliate	11
Receivable from Securities Lending Income	6
Other Assets	54
Total Assets	124,326
Liabilities:
Collateral on Securities Loaned, at Value	3,254
Payable for Investments Purchased	589
Payable for Advisory Fees	204
Payable for Fund Shares Redeemed	149
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	63
Payable for Professional Fees	59
Payable for Custodian Fees	32
Payable for Shareholder Services Fees — Class A	8
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	8
Payable for Sub Transfer Agency Fees — Class I	4
Payable for Sub Transfer Agency Fees — Class A	8
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Administration Fees	8
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	3
Other Liabilities	18
Total Liabilities	4,410
Net Assets	$119,916
Net Assets Consist Of:
Paid-in-Capital	$107,154
Distributions in Excess of Net Investment Income	(309)
Accumulated Undistributed Net Realized Gain	2,489
Unrealized Appreciation (Depreciation) on:
Investments	10,642
Foreign Currency Forward Exchange Contracts	(63)
Foreign Currency Translations	3
Net Assets	$119,916

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Discovery Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2017 (000)
CLASS I:
Net Assets	$70,343
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,433,666
Net Asset Value, Offering and Redemption Price Per Share	$15.87
CLASS A:
Net Assets	$39,791
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,519,141
Net Asset Value, Redemption Price Per Share	$15.80
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.88
Maximum Offering Price Per Share	$16.68
CLASS L:
Net Assets	$327
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	20,944
Net Asset Value, Offering and Redemption Price Per Share	$15.62
CLASS C:
Net Assets	$9,455
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	613,426
Net Asset Value, Offering and Redemption Price Per Share	$15.41
(1) Including: Securities on Loan, at Value:	$3,139

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Discovery Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $107 of Foreign Taxes Withheld)	$1,194
Dividends from Security of Affiliated Issuer (Note G)	43
Income from Securities Loaned — Net	24
Total Investment Income	1,261
Expenses:
Advisory Fees (Note B)	693
Shareholder Services Fees — Class A (Note D)	80
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	79
Professional Fees	133
Sub Transfer Agency Fees — Class I	23
Sub Transfer Agency Fees — Class A	42
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	2
Administration Fees (Note C)	62
Registration Fees	59
Custodian Fees (Note F)	54
Transfer Agency Fees — Class I (Note E)	5
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	12
Shareholder Reporting Fees	21
Pricing Fees	7
Directors' Fees and Expenses	5
Other Expenses	24
Total Expenses	1,308
Reimbursement of Class Specific Expenses — Class I (Note B)	(28)
Reimbursement of Class Specific Expenses — Class A (Note B)	(13)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(6)
Waiver of Advisory Fees (Note B)	(19)
Rebate from Morgan Stanley Affiliate (Note G)	(10)
Net Expenses	1,230
Net Investment Income	31
Realized Gain (Loss):
Investments Sold	7,956
Foreign Currency Forward Exchange Contracts	(67)
Foreign Currency Transactions	22
Net Realized Gain	7,911
Change in Unrealized Appreciation (Depreciation):
Investments	7,566
Foreign Currency Forward Exchange Contracts	(180)
Foreign Currency Translations	3
Net Change in Unrealized Appreciation (Depreciation)	7,389
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	15,300
Net Increase in Net Assets Resulting from Operations	$15,331

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Discovery Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$31	$(17)
Net Realized Gain	7,911	1,068
Net Change in Unrealized Appreciation (Depreciation)	7,389	3,676
Net Increase in Net Assets Resulting from Operations	15,331	4,727
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(277)	(21)
Net Realized Gain	(3,179)	(204)
Class A:
Net Investment Income	(68)	(3)
Net Realized Gain	(2,006)	(265)
Class L:
Net Investment Income	(— @)	—
Net Realized Gain	(17)	(4)
Class C:
Net Investment Income	(9)	—
Net Realized Gain	(483)	(82)
Total Distributions	(6,039)	(579)
Capital Share Transactions:(1)
Class I:
Subscribed	68,096	8,858
Distributions Reinvested	3,453	224
Redeemed	(17,616)	(2,138)
Class A:
Subscribed	29,000	15,954
Distributions Reinvested	2,071	269
Redeemed	(14,422)	(4,793)
Class L:
Exchanged	34	7
Distributions Reinvested	16	4
Redeemed	—	(115)
Class C:
Subscribed	5,273	3,903
Distributions Reinvested	483	82
Redeemed	(2,082)	(29)
Net Increase in Net Assets Resulting from Capital Share Transactions	74,306	22,226
Total Increase in Net Assets	83,598	26,374
Net Assets:
Beginning of Period	36,318	9,944
End of Period (Including Distributions in Excess of Net Investment Income of $(309) and $(46))	$119,916	$36,318

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Discovery Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	4,404	731
Shares Issued on Distributions Reinvested	221	17
Shares Redeemed	(1,146)	(180)
Net Increase in Class I Shares Outstanding	3,479	568
Class A:
Shares Subscribed	1,931	1,277
Shares Issued on Distributions Reinvested	133	20
Shares Redeemed	(935)	(444)
Net Increase in Class A Shares Outstanding	1,129	853
Class L:
Shares Exchanged	2	1
Shares Issued on Distributions Reinvested	1	— @@
Shares Redeemed	—	(9)
Net Increase (Decrease) in Class L Shares Outstanding	3	(8)
Class C:
Shares Subscribed	360	309
Shares Issued on Distributions Reinvested	32	6
Shares Redeemed	(137)	(2)
Net Increase in Class C Shares Outstanding	255	313

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Discovery Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$13.42		$10.02		$10.62		$13.70		$11.11
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.05		0.02		0.10		0.48		(0.01)
Net Realized and Unrealized Gain (Loss)	3.33		3.64		(0.55)		(0.77)		4.43
Total from Investment Operations	3.38		3.66		(0.45)		(0.29)		4.42
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		(0.02)		(0.15)		(0.55)		(0.07)
Net Realized Gain	(0.85)		(0.24)		—		(1.95)		(1.76)
Paid-in-Capital	—		—		—		(0.29)		—
Total Distributions	(0.93)		(0.26)		(0.15)		(2.79)		(1.83)
Net Asset Value, End of Period	$15.87		$13.42		$10.02		$10.62		$13.70
Total Return(3)	25.39%		36.51%		(4.27)%		(1.96)%		40.72%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$70,343		$12,802		$3,867		$6,421		$8,493
Ratio of Expenses to Average Net Assets(5)	1.34	%(4)	1.34	%(4)	1.34	%(4)	1.34	%(4)	1.34	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets(5)	0.30	%(4)	0.17	%(4)	0.88	%(4)	3.70	%(4)	(0.07	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	65%		64%		118%		84%		100%
(5) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.45%		2.38%		3.09%		2.65%		3.65%
Net Investment Income (Loss) to Average Net Assets	0.19%		(0.87)%		(0.87)%		2.39%		(2.38)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Discovery Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$13.37		$10.01		$10.62		$13.69		$11.11
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.01)		(0.03)		0.02		0.44		(0.09)
Net Realized and Unrealized Gain (Loss)	3.32		3.63		(0.51)		(0.76)		4.47
Total from Investment Operations	3.31		3.60		(0.49)		(0.32)		4.38
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.00	)(3)	(0.12)		(0.51)		(0.04)
Net Realized Gain	(0.85)		(0.24)		—		(1.95)		(1.76)
Paid-in-Capital	—		—		—		(0.29)		—
Total Distributions	(0.88)		(0.24)		(0.12)		(2.75)		(1.80)
Net Asset Value, End of Period	$15.80		$13.37		$10.01		$10.62		$13.69
Total Return(4)	24.89%		36.04%		(4.59)%		(2.25)%		40.33%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$39,791		$18,574		$5,375		$2,965		$1,455
Ratio of Expenses to Average Net Assets(7)	1.69	%(5)	1.69	%(5)	1.69	%(5)	1.69	%(5)	1.65	%(5)(6)
Ratio of Net Investment Income (Loss) to Average Net Assets(7)	(0.05	)%(5)	(0.28	)%(5)	0.16	%(5)	3.35	%(5)	(0.66	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	65%		64%		118%		84%		100%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.76%		2.67%		3.52%		3.02%		3.87%
Net Investment Income (Loss) to Average Net Assets	(0.12)%		(1.26)%		(1.67)%		2.02%		(2.88)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.70% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.60% for Class A shares.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Discovery Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$13.28		$9.99		$10.59		$13.64		$11.11
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.08)		(0.09)		(0.03)		0.37		(0.14)
Net Realized and Unrealized Gain (Loss)	3.29		3.62		(0.51)		(0.76)		4.45
Total from Investment Operations	3.21		3.53		(0.54)		(0.39)		4.31
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		—		(0.06)		(0.42)		(0.02)
Net Realized Gain	(0.85)		(0.24)		—		(1.95)		(1.76)
Paid-in-Capital	—		—		—		(0.29)		—
Total Distributions	(0.87)		(0.24)		(0.06)		(2.66)		(1.78)
Net Asset Value, End of Period	$15.62		$13.28		$9.99		$10.59		$13.64
Total Return(3)	24.26%		35.38%		(5.05)%		(2.81)%		39.68%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$327		$233		$259		$226		$269
Ratio of Expenses to Average Net Assets(6)	2.19	%(4)	2.19	%(4)	2.19	%(4)	2.19	%(4)	2.13	%(4)(5)
Ratio of Net Investment Income (Loss) to Average Net Assets(6)	(0.56	)%(4)	(0.80	)%(4)	(0.26	)%(4)	2.85	%(4)	(1.05	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	65%		64%		118%		84%		100%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.86%		3.81%		4.55%		4.08%		4.62%
Net Investment Income (Loss) to Average Net Assets	(1.23)%		(2.42)%		(2.62)%		0.96%		(3.54)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.20% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.10% for Class L shares.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Discovery Portfolio

	Class C
	Year Ended December 31,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$13.15		$9.92		$11.07
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.12)		(0.10)		(0.08)
Net Realized and Unrealized Gain	3.25		3.57		(0.95)
Total from Investment Operations	3.13		3.47		(1.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		—		(0.12)
Net Realized Gain	(0.85)		(0.24)		—
Total Distributions	(0.87)		(0.24)		(0.12)
Net Asset Value, End of Period	$15.41		$13.15		$9.92
Total Return(4)	23.89%		35.03%		(9.28	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,455		$4,709		$443
Ratio of Expenses to Average Net Assets(9)	2.44	%(5)	2.43	%(5)	2.45	%(5)(8)
Ratio of Net Investment Loss to Average Net Assets(9)	(0.79	)%(5)	(0.83	)%(5)	(1.21	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.02%		0.00	%(6)(8)
Portfolio Turnover Rate	65%		64%		118%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.55%		3.53%		5.66	%(8)
Net Investment Loss to Average Net Assets	(0.90)%		(1.93)%		(4.42	)%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Discovery Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class L and Class C. On April 30, 2015, the Fund suspended offering Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Auto Components	$4,792	$—	$—	$4,792
Automobiles	9,597	—	—	9,597
Biotechnology	2,179	—	—	2,179
Capital Markets	—	1,493	—	1,493
Chemicals	11,632	—	—	11,632
Commercial Services & Supplies	—	3,811	—	3,811
Energy Equipment & Services	1,618	—	—	1,618
Hotels, Restaurants & Leisure	2,125	7,781	—	9,906
Insurance	2,305	4,331	—	6,636
Internet Software & Services	2,190	—	25	2,215
Machinery	7,660	406	—	8,066
Marine	—	2,035	—	2,035
Media	11,908	—	—	11,908
Metals & Mining	—	2,133	—	2,133
Multi-Line Retail	3,139	—	—	3,139
Pharmaceuticals	—	5,892	—	5,892
Real Estate Management & Development	—	484	—	484
Specialty Retail	12,564	296	—	12,860
Textiles, Apparel & Luxury Goods	—	8,390	—	8,390
Transportation Infrastructure	—	1,525	—	1,525
Total Common Stocks	71,709	38,577	25	110,311
Preferred Stocks
Internet & Direct Marketing Retail	—	—	371	371
Software	—	—	58	58
Total Preferred Stocks	—	—	429	429
Convertible Preferred Stock	—	—	2	2
Call Options Purchased	499	—	—	499
Short-Term Investments
Investment Company	10,057	—	—	10,057
Repurchase Agreements	—	871	—	871
Total Short-Term Investments	10,057	871	—	10,928
Total Assets	82,265	39,448	456	122,169
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Liabilities:
Foreign Currency Forward Exchange Contracts	$—	$(63)	$—	$(63)
Total	$82,265	$39,385	$456	$122,106

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $31,018,000 transferred from Level 1 to Level 2 Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)	Preferred Stocks (000)	Convertible Preferred Stock (000)
Beginning Balance	$24	$440	$2
Purchases	—	—	—
Sales	—	(174)	—
Amortization of discount	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Corporate actions	—	—	—
Change in unrealized appreciation (depreciation)	1	46	—	@
Realized gains (losses)	—	117	—
Ending Balance	$25	$429	$2
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2017	$1	$54	$—	@

@  Value is less than $500.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2017. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2017 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an increase in input
Internet & Direct Marketing Retail
Preferred Stocks	$203	Discounted Cash Flow	Weighted Average Cost of Capital	15.5%		17.5%		16.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	8.7	x	14.1	x	10.1	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
	$168	Market Transaction Method	Precedent Transaction	$88.11		$88.11		$88.11		Increase
Internet Software & Services
Common Stock	$25	Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		18.0%		17.0%		Decrease
Convertible Preferred Stock	$2		Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	3.4	x	10.1	x	5.0	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Software
Preferred Stocks	$24	Discounted Cash Flow	Weighted Average Cost of Capital	16.5%		18.5%		17.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.7	x	8.8	x	6.2	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
	$13	Discounted Cash Flow	Weighted Average Cost of Capital	17.5%		19.5%		18.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.6	x	7.7	x	5.3	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
	$21	Discounted Cash Flow	Weighted Average Cost of Capital	16.5%		18.5%		17.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	8.5	x	12.1	x	9.2	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Equity Risk	$499(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(63)

The following table sets forth by primary risk exposure the Fund's change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(67)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Investments (Options Purchased)	$(150	)(b)
Currency Risk	Foreign Currency Forward Exchange Contracts	(180)
	Total	$(330)

(b) Amounts are included in Investments in the Statement of Operations.

At December 31, 2017, the Fund's derivative assets and liabilities are as follows:

Presented in the Statement of Assets and Liabilities	Gross Amounts of Assets and Liabilities
Derivatives(c)	Assets(d) (000)	Liabilities(d) (000)
Foreign Currency Forward Exchange Contracts	$—	$(63)

(c) Excludes exchange traded derivatives.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to,

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
UBS AG	$63	$—	$—	$63

For the year ended December 31, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$2,174,000
Options Purchased:
Average monthly notional amount	52,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$3,139	(e)	$—	$(3,139	)(f)(g)	$0

(e) Represents market value of loaned securities at year end.

(f) The Fund received cash collateral of approximately $3,254,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments.

(g) The actual collateral received is greater than the amount shown here due to overcollateralization.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

FASB ASC 860 "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$3,254	$—	$—	$—	$3,254
Total Borrowings	$3,254	$—	$—	$—	$3,254
Gross amount of recognized liabilities for securities lending transactions					$3,254

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the year ended December 31, 2017, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.86% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.35% for Class I shares, 1.70% for Class A shares, 2.20% for Class L shares and 2.45% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $19,000 of advisory fees were waived and approximately $49,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $111,517,000 and $47,005,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $10,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$4,886	$80,813	$75,642	$43

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$10,057

During the year ended December 31, 2017, the Fund incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$3,437	$2,602	$377	$202

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a distribution redesignation, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Distributions in Excess of Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$60	$(60)	$—

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,738	$783

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 51.5%.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Discovery Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Discovery Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Discovery Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017. For corporate shareholders 8.3% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $2,602,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $3,437,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

39

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGDANN
2008001 EXP. 02.28.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Franchise Portfolio

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	25
Federal Tax Notice	26
Privacy Notice	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Franchise Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Expense Example (unaudited)

Global Franchise Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Franchise Portfolio Class I	$1,000.00	$1,080.80	$1,020.21	$5.19	$5.04	0.99%
Global Franchise Portfolio Class A	1,000.00	1,079.60	1,019.11	6.34	6.16	1.21
Global Franchise Portfolio Class L	1,000.00	1,077.00	1,016.64	8.90	8.64	1.70
Global Franchise Portfolio Class C	1,000.00	1,075.30	1,015.17	10.41	10.11	1.99
Global Franchise Portfolio Class IS	1,000.00	1,081.60	1,020.62	4.77	4.63	0.91

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

Global Franchise Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 25.85%, net of fees. The Fund's Class I shares outperformed against the Fund's benchmark, the MSCI World Index (the "Index"), which returned 22.40%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Completing a strong year in 2017, markets continued to forge ahead in the fourth quarter, helped by a solid earnings season and clarity on U.S. tax cuts. Anticipated political risks failed to materialize. Asia and the emerging markets outperformed developed markets given the weak dollar and a recovery in industrial commodity prices. U.S. equities, as represented by the S&P 500 Index, delivered positive returns every month of 2017, with the technology sector leading the pack. Japan also did well, underpinned by strong earnings. After Macron's election victory in France, European equities performed well, but were held back by euro strength. U.K. equities underperformed relative to other regions, weighed down by sterling strength and continued uncertainty around the Brexit transition arrangements. At a sector level, over the year information technology (+38.2%), materials (+27.9%) and industrials (+25.2%) led the Index, while energy (4.97%), telecommunications (+5.8%) and utilities (+13.7%) lagged the Index. (Regional and country performance is represented by the respective MSCI Indexes, unless otherwise noted.)

•  For the year, the Fund's outperformance was driven by stock selection in consumer staples, an overweight to the strongly performing technology sector, and not owning the underperforming energy, telecommunications and utilities sectors.

Stock selection in technology and consumer discretionary, as well as the underweight in materials and industrials, detracted.

•  Over the year, the largest absolute contributors were Unilever, Microsoft and Accenture. Fidelity National Information Services, Time Warner and FactSet contributed the least.(i) There were no absolute negative detractors in 2017.

Management Strategies

•  Our central concern at the start of 2017 was a backdrop of generally high valuations coinciding with some significant macro/political concerns for the then-forthcoming year, including China, the risk of U.S. and European politics going wrong and the vulnerability of the financial system to shocks due to the sharp increase in debt and general stagnation. We observed that if some of these major concerns went wrong, there was little margin of safety generally and probably quite a lot of downside given the nature of some of the potential risks. As bottom-up stock pickers, we found little margin of safety in stocks more or less across the board. 2017 ended with most major country indices up 20 to 25% or more (in U.S. dollar terms), making such concerns look at best premature, at worst just plain wrong.(ii) However, enthused U.S. dollar-based investors getting excited about markets in 2017 may have forgotten that markets went up a lot in something that went down a lot (i.e., the dollar).

•  As we start 2018, we are more concerned about valuation and on balance less concerned about macro conditions, although there is still plenty that can go wrong. In a nutshell, the market has re-rated on the basis that 2017's expected earnings increase of 15% for the MSCI World Index actually delivered for the first time in five years, as growth for once did not disappoint.(ii) Although there is growing evidence of gross domestic product growth across the board, should these proverbial green shoots fail to bloom, the market will de-rate multiples on lower actual earnings, the proverbial double-hit.(iii)

(i)  The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

(ii)  Source: Morgan Stanley Investment Management and FactSet. Data as of December 31, 2017.

(iii)  Forecast/estimates are based on current market conditions, subject to change and may not necessarily come to pass.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

•  In the U.S., despite the sturm und drang and the flying of a lot of liberal feathers, the market has broadly seen the benefits of Trump (tax reform being the biggest win) without any of the major risks eventuating as yet (an unholy cocktail of awfulness ranging from a trade war with China to nuclear war with North Korea). To the credit of Congress, it has passed, after much drama, the single measure we thought would have the biggest long-term positive impact on the U.S. economy, namely tax reform. Although its impact on overall U.S. corporations may be muted in the short term (few major U.S. companies pay a full U.S. tax charge unless they are purely domestic), the big long-term question is whether the combination of the tax reform and short-term capital expenditure (capex) and cash repatriation packages will be enough to get a capex cycle going, leading to a pick-up in productivity from current lows. In recent years, U.S. corporates have generally chosen to buy back shares rather than increase capex, so productivity has generally suffered as a result. A bull would say the combination of tax reform and opportunities provided by the internet of things (IoT) and artificial intelligence (AI) will kick off a long cycle of investment to drive waste out of many sectors, with massive potential cost savings, a good chunk of which will come through in margins, which will be propelled to permanent new highs. A bear would respond that there may be some positive impact, but U.S. corporations will just continue to buy back shares and margins may normalize as labor seeks to get its hands on a larger share of corporate profits from a still historically low starting point, leaving aside the risks from the aging U.S. economic cycle.

•  Add to this that the U.S. market is anticipating a repeat of the 12% earnings growth in the S&P 500 Index it saw in 2017, and it is hardly a surprise that the market has not been over-concerned with valuation.(ii) A bull (no shortage of those) would say that, at 18.2x, the next 12 months price-to-earnings ("P/E") ratio of the S&P 500 Index is only about 14% above the long-term mean of 16.0x from 1997 to 2017, so why the fuss?(ii) A bear (count us as one) would point out that even leaving aside quality of earnings (given the largest ever cycle of U.S. earnings manipulation), corporate debt after a buyback binge is near record highs, as are margins, which means that the debt-adjusted price-to-sales (EV/sales) ratio at 2.44 for the S&P 500 Index is getting close to the 2000 peak of 2.98, which is a clear amber light, even leaving aside outdated notions of earnings reversion to the mean or the risk of a turn down in the U.S. economy.(ii)

•  If one takes a longer-term view of valuations as per the Schiller P/E, the U.S. market has gone from expensive on 27.9x at the start of 2017 to very expensive on 32.4x at the end of 2017.(ii) Unless the visionary tech bulls are right that a heady cocktail of AI, IoT, e-commerce et al. will propel already peak margins ever higher, leading to a ton of earnings growth, this is also a dark amber light for valuation, with a lot of expectations baked into prices. No bull market ever bursts purely from valuation alone, but when markets do focus on valuation once more, it matters.

•  The other major geopolitical risk facing the world at the start of 2017 (aside from Trump) was the risk of political disruption in Europe, possibly leading to a scenario of a break-up of the eurozone if the politics went wrong. After a few awkward moments, the market shrugged off such concerns following the Dutch and (in particular) the French elections and, even after nasty surprises in the German election, continued to concentrate on the growing evidence of a eurozone economic recovery. So far, the market has been right, with some entirely unexpected positive results such as a big majority in parliament for President Macron in France, which (miracle of miracles) means that reform (particularly labor market reform) has actually progressed in France and looks set to continue. Our concerns that Brexit could inspire a cascade of falling euro-dominos have been hitherto wrong: the only domino to fall flat on its face has been the U.K. itself after doing what Michael Bloomberg memorably described as "the single stupidest thing any country has ever done." In fact, the only wobble of the dominos to date has been a positive impact — the U.K.'s self-immolation probably inspired France to rally round Macron to avoid the fate of its much loved European partner. However, our concerns for the European elections were not that there was a high probability of things going horribly wrong in France or Germany; rather that the risk was Italy, which managed not to have its general election in

(ii)  Source: Morgan Stanley Investment Management and FactSet. Data as of December 31, 2017.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

2017. Italy has been the big loser of the euro, with its economy not growing for 20 years due to an inability to reform itself and (mostly) to it losing its historic ability to depreciate its currency (the lira) to keep its competitive plates spinning. Furthermore, Italy has the strongest eurosceptic forces of the major European countries going into its electoral cycle. The risk, now, is that Italy with its election in March 2018, elects a government who decides to do something about the euro — if so, political risk will be back in Europe in spades.

•  Looking forward to 2018, there does seem to be a synchronized global expansion. However, it isn't that large, has quite a lot of risk and seems to be priced in by markets. We see that few of the major structural problems in the world (debt, the unknowns of a quantitative easing ("QE") unwind, political uncertainty, China et al.) have gone away. In simple terms, a goldilocks scenario has been priced in but there remain elevated risks and no apparent margin of safety in valuations. Such growth as there is looks unlikely to drive a sharp pick-up in inflation. Even though the U.S. is pressing the reflation button of tax cuts, this does not guarantee that that the U.S. will reflate, especially given its starting point of one of the longest economic expansions in recent memory and already record-high margins. One might also point out that giving the wrong people (corporates and the wealthy) tax cuts does not in itself amount to a conventional hitting of the reflation button via fiscal policy. General use of fiscal policy to reflate Europe also looks questionable, given the Germans have to agree to it, which looks far from a foregone conclusion with a weakened Mrs. Merkel in discussions with the (socialist) Social Democratic Party (SPD) for a renewed Grand Coalition. However, even if there is very little probability of systematic German-led reflation in Europe, at least European fiscal policy as a whole no longer looks like a future drag and could be mildly expansionary.

•  Despite its many problems (debt, demographics, QE ad nauseam) Japan does not face the same political risk as the West, given that Prime Minister

Abe has just been re-elected with a large majority. Furthermore, the Japanese cabinet approved a draft tax measure to incentivize companies to increase wages and raise capex in December 2017, potentially lowering Japanese corporate tax rates from the current 30% to 20%. There is even some evidence that Japanese companies are at last taking measures to run themselves better, although this is very much on a stock-by-stock basis and generally their number is few. Japan just may have the ability to surprise on the upside from reflation, particularly as there is growing evidence of labor shortages driving up wages. However, as always in Japan, there are a frustratingly small number of investible companies that can benefit from this.

•  As bottom-up stock pickers, the substantial general rally in markets in 2017 aggravates the problem we have faced over the last few years of generally not having a sufficient margin of safety in the form of price to compensate us for potential risks, be they cyclical, macro or the threat of disruptive change. Certainly the market does not see a margin of safety as a principal concern, with the VIX, a common gauge of stock price volatility, trading near all-time lows.(iv)

•  This means it has generally been difficult to find new holdings for all portfolios and there have been no obvious sectors which have been dramatically mispriced, so 2017 has been about stock picking rifle shots. Nonetheless, by casting the net wide and intensifying our search for new holdings, we have found four new holdings for Global Franchise this year (and two in 2016). We are broadly encouraged by the performance of these holdings in 2017. To us, the risks look skewed more to the downside than upside. If widespread hopes of a continuation of the current synchronized pick-up in world growth fail to materialize, the current backdrop of high valuation and low concern for risk make preservation of capital the key concern. To us, high-quality companies, which should still be better able to grow sales and profits in a downturn, look the best relative bet, even if they are unexciting in absolute terms.

(iv)  Source: Chicago Board Options Exchange Market Volatility Index, December 31, 2017.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L , C and IS shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI World Index(1) and the Lipper Global Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	25.85%	12.18%	8.96%	11.54%
Fund — Class A Shares w/o sales charges(4)	25.58	11.89	8.68	11.24
Fund — Class A Shares with maximum 5.25% sales charges(4)	18.97	10.69	8.09	10.87
Fund — Class L Shares w/o sales charges(5)	24.98	11.34	—	10.18
Fund — Class C Shares w/o sales charges(7)	24.63	—	—	15.00
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	23.63	—	—	15.00
Fund — Class IS Shares w/o sales charges(6)	26.00	—	—	11.88
MSCI World Index	22.40	11.64	5.03	6.87
Lipper Global Large-Cap Growth Funds Index	27.57	11.37	4.98	6.49

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Global Large-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on November 28, 2001.

(5)  Commenced offering on April 27, 2012.

(6)  Commenced offering on May 29, 2015.

(7)  Commenced offering on September 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (97.6%)
France (8.5%)
L'Oreal SA	214,835	$47,592
Pernod Ricard SA	259,406	41,062
		88,654
Germany (4.4%)
SAP SE	409,910	45,963
Italy (1.7%)
Davide Campari-Milano SpA	2,221,410	17,173
Netherlands (1.2%)
RELX N.V.	559,508	12,863
Switzerland (0.8%)
Nestle SA (Registered)	99,970	8,591
United Kingdom (26.0%)
British American Tobacco PLC	1,026,494	69,279
British American Tobacco PLC ADR	288,472	19,325
Experian PLC	987,489	21,702
Reckitt Benckiser Group PLC	714,119	66,705
RELX PLC	1,224,549	28,688
Unilever PLC	1,189,506	65,898
		271,597
United States (55.0%)
Accenture PLC, Class A	527,465	80,750
Altria Group, Inc.	385,752	27,547
Automatic Data Processing, Inc.	209,014	24,494
Coca-Cola Co. (The)	668,568	30,674
Danaher Corp.	171,229	15,893
Factset Research Systems, Inc.	69,523	13,401
Fidelity National Information Services, Inc.	213,080	20,049
International Flavors & Fragrances, Inc.	57,605	8,791
Intuit, Inc.	100,019	15,781
Microsoft Corp.	943,373	80,696
Moody's Corp.	81,547	12,037
NIKE, Inc., Class B	546,747	34,199
Philip Morris International, Inc.	395,725	41,808
Twenty-First Century Fox, Inc., Class A	579,895	20,024
Twenty-First Century Fox, Inc., Class B	693,496	23,662
Visa, Inc., Class A	430,634	49,101
Walt Disney Co. (The)	326,373	35,088
Zoetis, Inc.	576,481	41,530
		575,525
Total Common Stocks (Cost $754,636)		1,020,366
Short-Term Investment (2.4%)
Investment Company (2.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $25,156)	25,156,089	25,156
Total Investments (100.0%) (Cost $779,792) (a)(b)		1,045,522
Other Assets in Excess of Liabilities (0.0%)		514
Net Assets (100.0%)		$1,046,036

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  The approximate fair value and percentage of net assets, $425,516,000 and 40.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(b)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $782,638,000. The aggregate gross unrealized appreciation is approximately $263,513,000 and the aggregate gross unrealized depreciation is approximately $629,000, resulting in net unrealized appreciation of approximately $262,884,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Information Technology Services	16.7%
Other*	15.3
Tobacco	15.1
Software	13.6
Personal Products	10.9
Beverages	8.5
Media	7.5
Household Products	6.4
Professional Services	6.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Franchise Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $754,636)	$1,020,366
Investment in Security of Affiliated Issuer, at Value (Cost $25,156)	25,156
Total Investments in Securities, at Value (Cost $779,792)	1,045,522
Foreign Currency, at Value (Cost —@)	—	@
Dividends Receivable	2,072
Receivable for Fund Shares Sold	539
Tax Reclaim Receivable	519
Receivable from Affiliate	20
Other Assets	96
Total Assets	1,048,768
Liabilities:
Payable for Advisory Fees	1,974
Payable for Fund Shares Redeemed	260
Payable for Sub Transfer Agency Fees — Class I	144
Payable for Sub Transfer Agency Fees — Class A	12
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	8
Payable for Shareholder Services Fees — Class A	31
Payable for Distribution and Shareholder Services Fees — Class L	5
Payable for Distribution and Shareholder Services Fees — Class C	40
Payable for Administration Fees	71
Payable for Professional Fees	51
Payable for Custodian Fees	47
Payable for Directors' Fees and Expenses	13
Payable for Transfer Agency Fees — Class I	6
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	2
Payable for Transfer Agency Fees — Class IS	1
Other Liabilities	65
Total Liabilities	2,732
Net Assets	$1,046,036
Net Assets Consist of:
Paid-in-Capital	$773,891
Accumulated Undistributed Net Investment Income	903
Accumulated Net Realized Gain	5,494
Unrealized Appreciation (Depreciation) on:
Investments	265,730
Foreign Currency Translations	18
Net Assets	$1,046,036

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Franchise Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2017 (000)
CLASS I:
Net Assets	$753,107
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	30,461,886
Net Asset Value, Offering and Redemption Price Per Share	$24.72
CLASS A:
Net Assets	$146,722
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	6,061,302
Net Asset Value, Redemption Price Per Share	$24.21
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.34
Maximum Offering Price Per Share	$25.55
CLASS L:
Net Assets	$7,993
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	330,535
Net Asset Value, Offering and Redemption Price Per Share	$24.18
CLASS C:
Net Assets	$47,726
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,003,828
Net Asset Value, Offering and Redemption Price Per Share	$23.82
CLASS IS:
Net Assets	$90,488
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,660,762
Net Asset Value, Offering and Redemption Price Per Share	$24.72

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Franchise Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $376 of Foreign Taxes Withheld)	$19,519
Dividends from Security of Affiliated Issuer (Note G)	147
Total Investment Income	19,666
Expenses:
Advisory Fees (Note B)	7,121
Shareholder Services Fees — Class A (Note D)	310
Distribution and Shareholder Services Fees — Class L (Note D)	59
Distribution and Shareholder Services Fees — Class C (Note D)	387
Administration Fees (Note C)	733
Sub Transfer Agency Fees — Class I	527
Sub Transfer Agency Fees — Class A	73
Sub Transfer Agency Fees — Class L	2
Sub Transfer Agency Fees — Class C	26
Professional Fees	114
Registration Fees	111
Custodian Fees (Note F)	69
Shareholder Reporting Fees	49
Transfer Agency Fees — Class I (Note E)	19
Transfer Agency Fees — Class A (Note E)	5
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	7
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	25
Pricing Fees	5
Other Expenses	50
Total Expenses	9,696
Rebate from Morgan Stanley Affiliate (Note G)	(35)
Net Expenses	9,661
Net Investment Income	10,005
Realized Gain:
Investments Sold	45,619
Foreign Currency Transactions	18
Realized Gain	45,637
Change in Unrealized Appreciation (Depreciation):
Investments	148,963
Foreign Currency Translations	105
Net Change in Unrealized Appreciation (Depreciation)	149,068
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	194,705
Net Increase in Net Assets Resulting from Operations	$204,710

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Franchise Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$10,005	$9,545
Net Realized Gain	45,637	19,757
Net Change in Unrealized Appreciation (Depreciation)	149,068	8,577
Net Increase in Net Assets Resulting from Operations	204,710	37,879
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(6,924)	(7,868)
Net Realized Gain	(26,998)	(18,038)
Class A:
Net Investment Income	(1,097)	(1,154)
Net Realized Gain	(5,332)	(3,160)
Class L:
Net Investment Income	(19)	(37)
Net Realized Gain	(297)	(234)
Class C:
Net Investment Income	(70)	(198)
Net Realized Gain	(1,761)	(898)
Class IS:
Net Investment Income	(890)	(255)
Net Realized Gain	(3,140)	(495)
Total Distributions	(46,528)	(32,337)
Capital Share Transactions:(1)
Class I:
Subscribed	189,194	202,282
Distributions Reinvested	33,421	24,953
Redeemed	(196,533)	(137,931)
Class A:
Subscribed	47,508	52,962
Distributions Reinvested	6,389	4,282
Redeemed	(32,934)	(28,456)
Class L:
Exchanged	239	348
Distributions Reinvested	316	271
Redeemed	(1,440)	(2,167)
Class C:
Subscribed	17,089	27,106
Distributions Reinvested	1,831	1,094
Redeemed	(7,145)	(3,734)
Class IS:
Subscribed	63,818	19,487
Distributions Reinvested	4,030	750
Redeemed	(8)	(— @)
Net Increase in Net Assets Resulting from Capital Share Transactions	125,775	161,247
Total Increase in Net Assets	283,957	166,789
Net Assets:
Beginning of Period	762,079	595,290
End of Period (Including Accumulated Undistributed Net Investment Income of $903 and $26)	$1,046,036	$762,079

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Franchise Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	8,054	9,702
Shares Issued on Distributions Reinvested	1,349	1,219
Shares Redeemed	(8,191)	(6,525)
Net Increase in Class I Shares Outstanding	1,212	4,396
Class A:
Shares Subscribed	2,055	2,566
Shares Issued on Distributions Reinvested	263	213
Shares Redeemed	(1,431)	(1,378)
Net Increase in Class A Shares Outstanding	887	1,401
Class L:
Shares Exchanged	11	17
Shares Issued on Distributions Reinvested	13	13
Shares Redeemed	(63)	(107)
Net Decrease in Class L Shares Outstanding	(39)	(77)
Class C:
Shares Subscribed	750	1,330
Shares Issued on Distributions Reinvested	77	55
Shares Redeemed	(315)	(185)
Net Increase in Class C Shares Outstanding	512	1,200
Class IS:
Shares Subscribed	2,557	903
Shares Issued on Distributions Reinvested	163	37
Shares Redeemed	(— @@)	(— @@)
Net Increase in Class IS Shares Outstanding	2,720	940

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Franchise Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$20.56		$20.33		$20.27		$20.77		$18.13
Income from Investment Operations:
Net Investment Income(2)	0.27		0.30		0.31		0.41		0.36
Net Realized and Unrealized Gain	5.05		0.84		1.02		0.57		3.17
Total from Investment Operations	5.32		1.14		1.33		0.98		3.53
Distributions from and/or in Excess of:
Net Investment Income	(0.24)		(0.28)		(0.35)		(0.37)		(0.35)
Net Realized Gain	(0.92)		(0.63)		(0.92)		(1.11)		(0.54)
Total Distributions	(1.16)		(0.91)		(1.27)		(1.48)		(0.89)
Net Asset Value, End of Period	$24.72		$20.56		$20.33		$20.27		$20.77
Total Return(3)	25.85%		5.64%		6.50%		4.82%		19.71%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$753,107		$601,340		$505,321		$515,012		$570,261
Ratio of Expenses to Average Net Assets(6)	0.98	%(4)	0.97	%(4)	0.98	%(4)	0.97	%(4)	0.95	%(4)
Ratio of Net Investment Income to Average Net Assets(6)	1.17	%(4)	1.40	%(4)	1.46	%(4)	1.94	%(4)	1.79	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	28%		30%		37%		33%		24%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.98%		0.99%		N/A		N/A
Net Investment Income to Average Net Assets	N/A		1.39%		1.45%		N/A		N/A

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Franchise Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$20.16		$19.96		$19.92		$20.44		$17.86
Income from Investment Operations:
Net Investment Income(2)	0.22		0.23		0.24		0.34		0.28
Net Realized and Unrealized Gain	4.94		0.83		1.02		0.55		3.14
Total from Investment Operations	5.16		1.06		1.26		0.89		3.42
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.23)		(0.30)		(0.30)		(0.30)
Net Realized Gain	(0.92)		(0.63)		(0.92)		(1.11)		(0.54)
Total Distributions	(1.11)		(0.86)		(1.22)		(1.41)		(0.84)
Net Asset Value, End of Period	$24.21		$20.16		$19.96		$19.92		$20.44
Total Return(3)	25.58%		5.36%		6.25%		4.45%		19.42%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$146,722		$104,306		$75,297		$64,515		$83,135
Ratio of Expenses to Average Net Assets(7)	1.21	%(4)	1.22	%(4)	1.25	%(4)	1.27	%(4)	1.20	%(4)(5)
Ratio of Net Investment Income to Average Net Assets(7)	0.94	%(4)	1.13	%(4)	1.15	%(4)	1.64	%(4)	1.42	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	28%		30%		37%		33%		24%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.23%		1.25%		N/A		N/A
Net Investment Income to Average Net Assets	N/A		1.12%		1.15%		N/A		N/A

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class A shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Franchise Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$20.13		$19.91		$19.87		$20.39		$17.83
Income from Investment Operations:
Net Investment Income(2)	0.10		0.13		0.15		0.25		0.20
Net Realized and Unrealized Gain	4.93		0.82		1.00		0.55		3.11
Total from Investment Operations	5.03		0.95		1.15		0.80		3.31
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.10)		(0.19)		(0.21)		(0.21)
Net Realized Gain	(0.92)		(0.63)		(0.92)		(1.11)		(0.54)
Total Distributions	(0.98)		(0.73)		(1.11)		(1.32)		(0.75)
Net Asset Value, End of Period	$24.18		$20.13		$19.91		$19.87		$20.39
Total Return(3)	24.98%		4.82%		5.72%		4.00%		18.78%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,993		$7,449		$8,898		$9,315		$9,112
Ratio of Expenses to Average Net Assets(7)	1.70	%(4)	1.71	%(4)	1.72	%(4)	1.72	%(4)	1.70	%(4)(5)
Ratio of Net Investment Income to Average Net Assets(7)	0.44	%(4)	0.65	%(4)	0.72	%(4)	1.19	%(4)	1.03	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	28%		30%		37%		33%		24%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.72%		1.73%		N/A		N/A
Net Investment Income to Average Net Assets	N/A		0.64%		0.71%		N/A		N/A

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.75% for Class L shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Franchise Portfolio

	Class C
	Year Ended December 31,				Period from September 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$19.88		$19.75		$19.79
Income from Investment Operations:
Net Investment Income(3)	0.04		0.06		0.01
Net Realized and Unrealized Gain	4.86		0.84		1.02
Total from Investment Operations	4.90		0.90		1.03
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		(0.14)		(0.28)
Net Realized Gain	(0.92)		(0.63)		(0.79)
Total Distributions	(0.96)		(0.77)		(1.07)
Net Asset Value, End of Period	$23.82		$19.88		$19.75
Total Return(4)	24.63%		4.58%		5.11	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$47,726		$29,650		$5,765
Ratio of Expenses to Average Net Assets(9)	1.98	%(5)	1.99	%(5)	2.03	%(5)(8)
Ratio of Net Investment Income to Average Net Assets(9)	0.16	%(5)	0.29	%(5)	0.11	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	28%		30%		37%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	N/A		2.00%		N/A
Net Investment Income to Average Net Assets	N/A		0.28%		N/A

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Franchise Portfolio

	Class IS
	Year Ended December 31,				Period from May 29, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$20.55		$20.33		$21.49
Income from Investment Operations:
Net Investment Income(3)	0.29		0.21		0.12
Net Realized and Unrealized Gain	5.05		0.93		0.00	(4)
Total from Investment Operations	5.34		1.14		0.12
Distributions from and/or in Excess of:
Net Investment Income	(0.25)		(0.29)		(0.36)
Net Realized Gain	(0.92)		(0.63)		(0.92)
Total Distributions	(1.17)		(0.92)		(1.28)
Net Asset Value, End of Period	$24.72		$20.55		$20.33
Total Return(5)	26.00%		5.70%		0.45	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$90,488		$19,334		$9
Ratio of Expenses to Average Net Assets(10)	0.91	%(6)	0.92	%(6)	0.94	%(6)(9)
Ratio of Net Investment Income to Average Net Assets(10)	1.23	%(6)	0.99	%(6)	0.95	%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	28%		30%		37%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.94%		16.54	%(9)
Net Investment Income (Loss) to Average Net Assets	N/A		0.97%		(14.65	)%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Franchise Portfolio. The Fund seeks long-term capital appreciation.

During the year ended December 31, 2017, Morgan Stanley Investment Management Company ("MSIM Company") served as the Sub-Adviser to the Fund. Effective December 31, 2017, MSIM Company is no longer a Sub-Adviser to the Fund.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

  The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

  The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The

Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$30,674	$58,235	$—	$88,909
Capital Markets	25,438	—	—	25,438
Chemicals	8,791	—	—	8,791
Food Products	—	8,591	—	8,591
Health Care Equipment & Supplies	15,893	—	—	15,893
Household Products	—	66,705	—	66,705
Information Technology Services	174,394	—	—	174,394
Media	78,774	—	—	78,774
Personal Products	—	113,490	—	113,490
Pharmaceuticals	41,530	—	—	41,530
Professional Services	—	63,253	—	63,253
Software	96,477	45,963	—	142,440
Textiles, Apparel & Luxury Goods	34,199	—	—	34,199
Tobacco	88,680	69,279	—	157,959
Total Common Stocks	594,850	425,516	—	1,020,366
Short-Term Investment
Investment Company	25,156	—	—	25,156
Total Assets	$620,006	$425,516	$—	$1,045,522

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $408,343,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2017, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.77% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect for the year ended December 31, 2017.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

Effective December 31, 2017, MSIM Company is no longer a Sub-Adviser to the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a

Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $343,092,000 and $247,033,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $35,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$14,913	$211,105	$200,862	$147
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$25,156

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$11,212	$35,316	$9,564	$22,773

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a dividend redesignation, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$(128)	$128	$—

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$935	$8,340

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 32.5%.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Franchise Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Franchise Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Franchise Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017. For corporate shareholders, 72.4% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $35,316,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $11,599,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $376,000 and has derived net income from sources within foreign countries amounting to approximately $10,141,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

34

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGFANN
2007464 EXP. 02.28.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Infrastructure Portfolio

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	27
Federal Tax Notice	28
Privacy Notice	29
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Infrastructure Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Expense Example (unaudited)

Global Infrastructure Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Infrastructure Portfolio Class I	$1,000.00	$1,035.40	$1,020.37	$4.93	$4.89	0.96%
Global Infrastructure Portfolio Class A	1,000.00	1,033.60	1,019.16	6.15	6.11	1.20
Global Infrastructure Portfolio Class L	1,000.00	1,031.40	1,016.28	9.06	9.00	1.77
Global Infrastructure Portfolio Class C	1,000.00	1,029.20	1,014.82	10.54	10.46	2.06
Global Infrastructure Portfolio Class IS	1,000.00	1,035.00	1,020.52	4.77	4.74	0.93

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.
3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

Global Infrastructure Portfolio

The Fund seeks to provide both capital appreciation and income.

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 12.70%, net of fees. The Fund's Class I shares underperformed against the Fund's benchmark, the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index"), which returned 15.79%, and underperformed the S&P Global BMI Index, a proxy for global equities, which returned 24.69%.

Factors Affecting Performance

•  Infrastructure shares appreciated 15.79% during the period, as measured by the Index. Amongst infrastructure sectors, toll roads, airports, diversified, communications, water, and gas distribution utilities outperformed the Index, while gas midstream, pipeline companies, electricity transmission & distribution, ports, and European regulated utilities underperformed.

•  Following a positive year for the asset class in 2016, infrastructure securities continued their strong performance in 2017, albeit lagging global equity markets, which ended the year up 24.69% (as represented by the S&P Global BMI Index). All infrastructure sectors posted positive absolute performance in 2017, yet there was a wide dispersion in returns across sectors, with energy infrastructure the laggard for much of the year and transportation infrastructure (primarily toll roads and airports) leading the way.

•  Though a strong year for the asset class overall (consistent with the broader equity markets), infrastructure did end the year with a relatively flat fourth quarter (+0.51%). Infrastructure's modest gains in the fourth quarter represented a divergence from the overall global equity markets (+5.85% for the S&P Global BMI Index in that period). We would note that the fourth-quarter performance for infrastructure was meaningfully negatively impacted by adverse events (both direct and derivative) brought on by wildfires in the state of California, as several large utilities operate there. Without this adverse impact, performance for infrastructure securities in the quarter may have been appreciably higher.

•  For the reporting period, the Fund realized underperformance, caused primarily by unfavorable bottom-up stock selection and somewhat offset by a positive contribution from top-down sector allocation. From a bottom-up perspective, the Fund benefited from favorable stock selection in the gas midstream and communications sectors, which was more than offset by the underperformance of our stock selection in the pipeline companies, toll roads, electricity transmission & distribution, and water sectors. From a top-down perspective, the Fund benefited from overweights to toll roads, renewables, railroads, and diversified, as well as underweights to gas midstream and electricity transmission & distribution, which was only modestly offset by disadvantageous underweights to communications, airports, and water. Cash held in the portfolio also served as a modest drag on performance for the year

Management Strategies

•  We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium and long term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and net asset value growth prospects.

•  Our research currently leads us to an overweighting in the fund to a group of companies in the toll roads and diversified sectors, and an underweighting to companies in the gas distribution utilities, electricity transmission & distribution, communications, gas midstream, European regulated utilities, airports, water, and ports sectors. Our position in pipeline companies is relatively in line with the benchmark. We continue to retain out-of-benchmark positions in renewables and railroads.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

•  Given the strong overall performance of infrastructure in 2017 and the particularly strong performance in certain subsectors outside of energy infrastructure (with some subsectors up greater than 30% in 2017), we begin 2018 with a more cautious stance. In general, we view no specific subsector as universally undervalued. However, we are encouraged by solid discounts to intrinsic value for select companies, and we view the recent sell-off in network utilities during December 2017 as a healthy acknowledgement of that area of market excess. Financial markets in general, including those for listed infrastructure, look stretched relative to historical norms, but fundamental trends remain sound to improving in most industry areas, reflecting a global economy growing in synchronized fashion for the first time since the financial crisis of 2008 and early 2009. For listed infrastructure industry groups, we believe these positive fundamental trends are likely to continue into 2018.

•  We would note that while fewer companies are currently trading at attractive discounts to intrinsic value, we do believe our portfolio currently reflects a set of companies that remain attractive to core infrastructure investors over the medium to long term, and pockets of value are emerging in a number of areas, even in the absence of a broader market sell-off. Currently, we are closely monitoring developments in the areas of energy infrastructure in North America, network utilities in the U.K. and the state of California, and transportation infrastructure in Latin America, just to name a few examples. As always, we will look to position the portfolio in a fashion that provides our investors the best medium- to long-term value in the infrastructure universe.

*  Minimum Investment for Class I shares

**  Commenced Operations on September 20, 2010.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares and will be impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

Performance Compared to the Dow Jones Brookfield Global Infrastructure IndexSM(1), the S&P Global BMI Index(2), and the Lipper Global Infrastructure Funds Index(3)

	Period Ended December 31, 2017 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(5)	12.70%	8.81%	—	11.40%
Fund — Class A Shares w/o sales charges(5)	12.37	8.53	—	11.11
Fund — Class A Shares with maximum 5.25% sales charges(5)	6.44	7.37	—	10.29
Fund — Class L Shares w/o sales charges(5)	11.80	7.90	—	10.50
Fund — Class C Shares w/o sales charges(7)	11.42	—	—	1.83
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	10.42	—	—	1.83
Fund — Class IS Shares w/o sales charges(6)	12.65	—	—	8.46
Dow Jones Brookfield Global Infrastructure IndexSM	15.79	8.50	—	10.76
S&P Global BMI Index	24.69	11.59	—	10.53
Lipper Global Infrastructure Funds Index	18.84	10.02	—	N/A

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 25 developed and 22 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Global Infrastructure Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Infrastructure Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Global Infrastructure Funds classification.The history of this Index began in October 2011. Therefore, there is no "Since Inception" return data available and Lipper Index is not shown on the graph.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on September 20, 2010.

(6)  Commenced offering on September 13, 2013.

(7)  Commenced offering on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments

Global Infrastructure Portfolio

	Shares	Value (000)
Common Stocks (98.2%)
Australia (8.0%)
APA Group	434,054	$2,817
Macquarie Atlas Roads Group	1,215,668	5,948
Spark Infrastructure Group	2,802,030	5,479
Sydney Airport	1,244,695	6,827
Transurban Group	1,083,051	10,483
		31,554
Canada (15.9%)
Canadian Pacific Railway Ltd.	35,620	6,508
Enbridge, Inc.	530,735	20,756
Hydro One Ltd. (a)	203,356	3,624
Inter Pipeline Ltd. (b)	130,338	2,699
Pembina Pipeline Corp.	264,968	9,593
TransCanada Corp. (b)	397,229	19,334
		62,514
China (4.7%)
ENN Energy Holdings Ltd. (c)	378,000	2,682
Guangdong Investment Ltd. (c)	1,710,000	2,289
Hopewell Highway Infrastructure Ltd. (c)	21,128,000	13,479
		18,450
France (7.4%)
Aeroports de Paris	8,610	1,636
Getlink SE	584,570	7,518
SES SA	112,511	1,753
Vinci SA	179,760	18,341
		29,248
Germany (0.4%)
Fraport AG Frankfurt Airport Services Worldwide	15,100	1,661
India (0.9%)
Azure Power Global Ltd. (d)	234,999	3,337
Italy (3.6%)
Atlantia SpA	263,392	8,308
Infrastrutture Wireless Italiane SpA (a)	248,290	1,846
Italgas SpA	385,148	2,350
Snam SpA	326,300	1,598
		14,102
Japan (1.5%)
East Japan Railway Co.	41,700	4,065
West Japan Railway Co.	24,400	1,780
		5,845
Mexico (2.8%)
Grupo Aeroportuario del Pacifico SAB de CV	29,000	298
Promotora y Operadora de Infraestructura SAB de CV	1,078,305	10,654
		10,952
Netherlands (0.4%)
Koninklijke Vopak N.V.	33,845	1,485
New Zealand (0.3%)
Auckland International Airport Ltd.	252,836	1,161
	Shares	Value (000)
Spain (11.7%)
Abertis Infraestructuras SA	295,339	$6,571
Aena SME SA (a)	3,080	624
Atlantica Yield PLC	972,307	20,623
Ferrovial SA	306,088	6,937
Saeta Yield SA	948,527	11,165
		45,920
Switzerland (0.2%)
Flughafen Zurich AG (Registered)	3,415	781
United Kingdom (11.4%)
John Laing Group PLC (a)	4,402,995	17,454
National Grid PLC	1,408,309	16,543
Pennon Group PLC	245,401	2,583
Severn Trent PLC	100,640	2,937
United Utilities Group PLC	482,922	5,405
		44,922
United States (29.0%)
American Tower Corp. REIT	121,670	17,359
American Water Works Co., Inc.	43,690	3,997
Atmos Energy Corp.	41,032	3,524
Cheniere Energy, Inc. (b)(d)	54,670	2,944
Crown Castle International Corp. REIT	123,632	13,724
Edison International	114,090	7,215
Enbridge Energy Management LLC (d)	439,861	5,890
Eversource Energy	79,951	5,051
Kinder Morgan, Inc.	576,430	10,416
NiSource, Inc.	77,528	1,990
Norfolk Southern Corp.	15,504	2,247
PG&E Corp.	178,626	8,008
SBA Communications Corp. REIT (d)	23,140	3,780
Sempra Energy	105,436	11,273
Targa Resources Corp.	13,510	654
Union Pacific Corp.	31,140	4,176
Williams Cos., Inc. (The)	383,233	11,685
		113,933
Total Common Stocks (Cost $321,565)		385,865
	No. of Rights
Right (0.0%)
Australia (0.0%)
Transurban Group (Australia) (d) (Cost $—)	84,542	67
	Shares
Short-Term Investments (6.7%)
Securities held as Collateral on Loaned Securities (4.9%)
Investment Company (3.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	14,105,062	14,105

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Global Infrastructure Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (1.3%)
Barclays Capital, Inc., (1.37%, dated 12/29/17, due 1/2/18; proceeds $3,246; fully collateralized by a U.S. Government obligation; 1.75% due 5/15/23; valued at $3,311)	$3,246	$3,246
HSBC Securities USA, Inc., (1.30%, dated 12/29/17, due 1/2/18; proceeds $251; fully collateralized by a U.S. Government obligation; 3.00% due 2/15/47; valued at $256)	251	251
Merrill Lynch & Co., Inc., (1.42%, dated 12/29/17, due 1/2/18; proceeds $1,663; fully collateralized by a U.S. Government obligation; 2.00% due 12/31/21; valued at $1,696)	1,663	1,663
		5,160
Total Securities held as Collateral on Loaned Securities (Cost $19,265)		19,265
	Shares
Investment Company (1.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $6,980)	6,980,244	6,980
Total Short-Term Investments (Cost $26,245)		26,245
Total Investments (104.9%) (Cost $347,810) Including $21,158 of Securities Loaned (e)(f)		412,177
Liabilities in Excess of Other Assets (–4.9%)		(19,427)
Net Assets (100.0%)		$392,750

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  All or a portion of this security was on loan at December 31, 2017.

(c)  Security trades on the Hong Kong exchange.

(d)  Non-income producing security.

(e)  The approximate fair value and percentage of net assets, $174,506,000 and 44.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $354,243,000. The aggregate gross unrealized appreciation is approximately $63,961,000 and the aggregate gross unrealized depreciation is approximately $6,028,000, resulting in net unrealized appreciation of approximately $57,933,000.

REIT  Real Estate Investment Trust.

Portfolio Composition*

Classification	Percentage of Total Investments
Oil & Gas Storage & Transportation	28.4%
Toll Roads	16.0
Other**	14.3
Electricity Transmission & Distribution	11.7
Diversified	10.9
Communications	9.8
Renewables	8.9
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2017.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Infrastructure Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $326,725)	$391,092
Investment in Security of Affiliated Issuer, at Value (Cost $21,085)	21,085
Total Investments in Securities, at Value (Cost $347,810)	412,177
Foreign Currency, at Value (Cost $75)	76
Receivable for Investments Sold	1,413
Dividends Receivable	1,186
Receivable for Fund Shares Sold	180
Tax Reclaim Receivable	47
Receivable from Affiliate	8
Receivable from Securities Lending Income	— @
Other Assets	62
Total Assets	415,149
Liabilities:
Collateral on Securities Loaned, at Value	19,265
Payable for Investments Purchased	1,440
Payable for Fund Shares Redeemed	644
Payable for Advisory Fees	640
Payable for Sub Transfer Agency Fees — Class I	6
Payable for Sub Transfer Agency Fees — Class A	87
Payable for Sub Transfer Agency Fees — Class L	3
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Shareholder Services Fees — Class A	60
Payable for Distribution and Shareholder Services Fees — Class L	4
Payable for Distribution and Shareholder Services Fees — Class C	3
Payable for Custodian Fees	59
Payable for Professional Fees	52
Payable for Directors' Fees and Expenses	49
Payable for Administration Fees	27
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	19
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Other Liabilities	35
Total Liabilities	22,399
Net Assets	$392,750
Net Assets Consist of:
Paid-in-Capital	$329,037
Distributions in Excess of Net Investment Income	(72)
Accumulated Net Realized Loss	(589)
Unrealized Appreciation (Depreciation) on:
Investments	64,367
Foreign Currency Translations	7
Net Assets	$392,750

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Infrastructure Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2017 (000)
CLASS I:
Net Assets	$95,219
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	6,505,143
Net Asset Value, Offering and Redemption Price Per Share	$14.64
CLASS A:
Net Assets	$278,780
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	19,091,442
Net Asset Value, Redemption Price Per Share	$14.60
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.81
Maximum Offering Price Per Share	$15.41
CLASS L:
Net Assets	$5,634
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	387,268
Net Asset Value, Offering and Redemption Price Per Share	$14.55
CLASS C:
Net Assets	$3,601
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	250,733
Net Asset Value, Offering and Redemption Price Per Share	$14.36
CLASS IS:
Net Assets	$9,516
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	650,371
Net Asset Value, Offering and Redemption Price Per Share	$14.63
(1) Including: Securities on Loan, at Value:	$21,158

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Infrastructure Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $736 of Foreign Taxes Withheld)	$14,454
Dividends from Security of Affiliated Issuer (Note G)	165
Income from Securities Loaned — Net	90
Total Investment Income	14,709
Expenses:
Advisory Fees (Note B)	3,291
Shareholder Services Fees — Class A (Note D)	724
Distribution and Shareholder Services Fees — Class L (Note D)	43
Distribution and Shareholder Services Fees — Class C (Note D)	29
Administration Fees (Note C)	310
Sub Transfer Agency Fees — Class I	31
Sub Transfer Agency Fees — Class A	224
Sub Transfer Agency Fees — Class L	6
Sub Transfer Agency Fees — Class C	3
Professional Fees	131
Custodian Fees (Note F)	91
Transfer Agency Fees — Class I (Note E)	7
Transfer Agency Fees — Class A (Note E)	64
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	2
Registration Fees	75
Shareholder Reporting Fees	50
Directors' Fees and Expenses	11
Pricing Fees	7
Other Expenses	33
Total Expenses	5,138
Waiver of Advisory Fees (Note B)	(544)
Reimbursement of Class Specific Expenses — Class I (Note B)	(15)
Reimbursement of Class Specific Expenses — Class A (Note B)	(230)
Reimbursement of Class Specific Expenses — Class L (Note B)	(5)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(39)
Net Expenses	4,301
Net Investment Income	10,408
Realized Gain:
Investments Sold	21,743
Foreign Currency Transactions	70
Realized Gain	21,813
Change in Unrealized Appreciation (Depreciation):
Investments	12,775
Foreign Currency Translations	12
Net Change in Unrealized Appreciation (Depreciation)	12,787
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	34,600
Net Increase in Net Assets Resulting from Operations	$45,008

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Infrastructure Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$10,408	$8,659
Net Realized Gain	21,813	8,648
Net Change in Unrealized Appreciation (Depreciation)	12,787	29,570
Net Increase in Net Assets Resulting from Operations	45,008	46,877
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(2,582)	(1,321)
Net Realized Gain	(4,409)	(551)
Class A:
Net Investment Income	(6,976)	(6,424)
Net Realized Gain	(13,453)	(2,972)
Class L:
Net Investment Income	(110)	(96)
Net Realized Gain	(271)	(60)
Class C:
Net Investment Income	(69)	(15)
Net Realized Gain	(172)	(8)
Class IS:
Net Investment Income	(263)	(144)
Net Realized Gain	(444)	(60)
Total Distributions	(28,749)	(11,651)
Capital Share Transactions:(1)
Class I:
Subscribed	39,687	25,459
Distributions Reinvested	6,963	1,850
Redeemed	(12,446)	(21,028)
Class A:
Subscribed	22,639	14,084
Distributions Reinvested	20,024	9,192
Redeemed	(52,854)	(41,210)
Class L:
Exchanged	34	28
Distributions Reinvested	370	151
Redeemed	(555)	(802)
Class C:
Subscribed	2,738	493
Distributions Reinvested	241	23
Redeemed	(212)	(261)
Class IS:
Subscribed	5,501	4,333
Distributions Reinvested	707	203
Redeemed	(2,860)	(1,019)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	29,977	(8,504)
Total Increase in Net Assets	46,236	26,722
Net Assets:
Beginning of Period	346,514	319,792
End of Period (Including Distributions in Excess of Net Investment Income and Accumulated Undistributed Net Investment Income of $(72) and $483, respectively)	$392,750	$346,514

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Infrastructure Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,670	1,792
Shares Issued on Distributions Reinvested	474	132
Shares Redeemed	(832)	(1,534)
Net Increase in Class I Shares Outstanding	2,312	390
Class A:
Shares Subscribed	1,547	993
Shares Issued on Distributions Reinvested	1,368	659
Shares Redeemed	(3,517)	(2,953)
Net Decrease in Class A Shares Outstanding	(602)	(1,301)
Class L:
Shares Exchanged	2	2
Shares Issued on Distributions Reinvested	25	11
Shares Redeemed	(37)	(58)
Net Decrease in Class L Shares Outstanding	(10)	(45)
Class C:
Shares Subscribed	192	35
Shares Issued on Distributions Reinvested	17	2
Shares Redeemed	(15)	(22)
Net Increase in Class C Shares Outstanding	194	15
Class IS:
Shares Subscribed	368	307
Shares Issued on Distributions Reinvested	48	15
Shares Redeemed	(188)	(72)
Net Increase in Class IS Shares Outstanding	228	250

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Infrastructure Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$14.02		$12.59		$15.41		$14.26		$12.91
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.44		0.40		0.40		0.28		0.26
Net Realized and Unrealized Gain (Loss)	1.33		1.55		(2.54)		1.87		2.00
Total from Investment Operations	1.77		1.95		(2.14)		2.15		2.26
Distributions from and/or in Excess of:
Net Investment Income	(0.42)		(0.37)		(0.35)		(0.22)		(0.25)
Net Realized Gain	(0.73)		(0.15)		(0.32)		(0.78)		(0.66)
Paid-in-Capital	—		—		(0.01)		—		—
Total Distributions	(1.15)		(0.52)		(0.68)		(1.00)		(0.91)
Net Asset Value, End of Period	$14.64		$14.02		$12.59		$15.41		$14.26
Total Return(3)	12.70%		15.55%		(13.90)%		15.38%		17.91%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$95,219		$58,794		$47,878		$40,477		$26,428
Ratio of Expenses to Average Net Assets(8)	0.91	%(4)(5)	0.85	%(4)	0.88	%(4)(6)	1.08	%(4)	1.12	%(4)
Ratio of Net Investment Income to Average Net Assets(8)	2.93	%(4)	2.85	%(4)	2.70	%(4)	1.82	%(4)	1.87	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(7)	0.00	%(7)	0.01%
Portfolio Turnover Rate	45%		48%		48%		40%		30%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.08%		1.04%		1.10%		1.42%		2.04%
Net Investment Income to Average Net Assets	2.76%		2.66%		2.48%		1.48%		0.95%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.97% for Class I shares. Prior to July 1, 2017, the maximum ratio was 0.87% for Class I shares.

(6)  Effective March 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.87% for Class I shares. Prior to March 30, 2015, the maximum ratio was 1.15% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Infrastructure Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$13.99		$12.56		$15.38		$14.25		$12.90
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.39		0.36		0.39		0.24		0.26
Net Realized and Unrealized Gain (Loss)	1.33		1.55		(2.56)		1.86		1.97
Total from Investment Operations	1.72		1.91		(2.17)		2.10		2.23
Distributions from and/or in Excess of:
Net Investment Income	(0.38)		(0.33)		(0.32)		(0.19)		(0.22)
Net Realized Gain	(0.73)		(0.15)		(0.32)		(0.78)		(0.66)
Paid-in-Capital	—		—		(0.01)		—		—
Total Distributions	(1.11)		(0.48)		(0.65)		(0.97)		(0.88)
Net Asset Value, End of Period	$14.60		$13.99		$12.56		$15.38		$14.25
Total Return(3)	12.37%		15.29%		(14.08)%		14.94%		17.69%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$278,780		$275,481		$263,702		$20,815		$3,706
Ratio of Expenses to Average Net Assets(9)	1.15	%(4)(5)	1.10	%(4)	1.12	%(4)(6)	1.42	%(4)	1.37	%(4)(7)
Ratio of Net Investment Income to Average Net Assets(9)	2.63	%(4)	2.60	%(4)	2.67	%(4)	1.53	%(4)	1.81	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(8)	0.00	%(8)	0.01%
Portfolio Turnover Rate	45%		48%		48%		40%		30%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.38%		1.37%		1.35%		1.76%		2.43%
Net Investment Income to Average Net Assets	2.40%		2.33%		2.44%		1.19%		0.75%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.21% for Class A shares. Prior to July 1, 2017, the maximum ratio was 1.11% for Class A shares.

(6)  Effective March 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.11% for Class A shares. Prior to March 30, 2015, the maximum ratio was 1.50% for Class A shares.

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.40% for Class A shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Infrastructure Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$13.94		$12.52		$15.34		$14.22		$12.90
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.31		0.28		0.30		0.14		0.16
Net Realized and Unrealized Gain (Loss)	1.33		1.54		(2.55)		1.87		1.98
Total from Investment Operations	1.64		1.82		(2.25)		2.01		2.14
Distributions from and/or in Excess of:
Net Investment Income	(0.30)		(0.25)		(0.24)		(0.11)		(0.16)
Net Realized Gain	(0.73)		(0.15)		(0.32)		(0.78)		(0.66)
Paid-in-Capital	—		—		(0.01)		—		—
Total Distributions	(1.03)		(0.40)		(0.57)		(0.89)		(0.82)
Net Asset Value, End of Period	$14.55		$13.94		$12.52		$15.34		$14.22
Total Return(3)	11.80%		14.57%		(14.64)%		14.35%		16.98%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,634		$5,534		$5,529		$1,115		$573
Ratio of Expenses to Average Net Assets(9)	1.72	%(4)(5)	1.67	%(4)	1.69	%(4)(6)	2.00	%(4)	1.93	%(4)(7)
Ratio of Net Investment Income to Average Net Assets(9)	2.06	%(4)	2.03	%(4)	2.06	%(4)	0.91	%(4)	1.16	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(8)	0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	45%		48%		48%		40%		30%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.95%		1.95%		1.95%		2.41%		2.86%
Net Investment Income to Average Net Assets	1.83%		1.75%		1.80%		0.50%		0.23%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.78% for Class L shares. Prior to July 1, 2017, the maximum ratio was 1.68% for Class L shares.

(6)  Effective March 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.68% for Class L shares. Prior to March 30, 2015, the maximum ratio was 2.00% for Class L shares.

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.90% for Class L shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Infrastructure Portfolio

	Class C
	Year Ended December 31,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$13.81		$12.47		$15.87
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.29		0.26		0.17
Net Realized and Unrealized Gain (Loss)	1.28		1.52		(2.97)
Total from Investment Operations	1.57		1.78		(2.80)
Distributions from and/or in Excess of:
Net Investment Income	(0.29)		(0.29)		(0.27)
Net Realized Gain	(0.73)		(0.15)		(0.32)
Paid-in-Capital	—		—		(0.01)
Total Distributions	(1.02)		(0.44)		(0.60)
Net Asset Value, End of Period	$14.36		$13.81		$12.47
Total Return(4)	11.42%		14.35%		(17.62	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,601		$784		$516
Ratio of Expenses to Average Net Assets(10)	2.02	%(5)(6)	1.96	%(5)	1.97	%(5)(9)
Ratio of Net Investment Income to Average Net Assets(10)	1.96	%(5)	1.90	%(5)	1.81	%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(7)(9)
Portfolio Turnover Rate	45%		48%		48%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.23%		2.69%		2.34	%(9)
Net Investment Income to Average Net Assets	1.75%		1.17%		1.44	%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.07% for Class C shares. Prior to July 1, 2017, the maximum ratio was 1.97% for Class C shares.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Infrastructure Portfolio

	Class IS
	Year Ended December 31,								Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$14.02		$12.58		$15.41		$14.26		$13.73
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.45		0.43		0.53		0.28		0.09
Net Realized and Unrealized Gain (Loss)	1.32		1.53		(2.68)		1.87		1.20
Total from Investment Operations	1.77		1.96		(2.15)		2.15		1.29
Distributions from and/or in Excess of:
Net Investment Income	(0.43)		(0.37)		(0.35)		(0.22)		(0.25)
Net Realized Gain	(0.73)		(0.15)		(0.32)		(0.78)		(0.51)
Paid-in-Capital	—		—		(0.01)		—		—
Total Distributions	(1.16)		(0.52)		(0.68)		(1.00)		(0.76)
Net Asset Value, End of Period	$14.63		$14.02		$12.58		$15.41		$14.26
Total Return(4)	12.65%		15.66%		(13.96)%		15.38%		9.60	%(10)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,516		$5,921		$2,167		$11		$10
Ratio of Expenses to Average Net Assets(12)	0.89	%(5)(6)	0.83	%(5)	0.84	%(5)(7)	1.08	%(5)	1.07	%(5)(8)(11)
Ratio of Net Investment Income to Average Net Assets(12)	2.95	%(5)	3.02	%(5)	3.91	%(5)	1.79	%(5)	2.13	%(5)(11)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(9)	0.00	%(9)	0.01	%(11)
Portfolio Turnover Rate	45%		48%		48%		40%		30%
(12) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.06%		1.08%		1.41%		18.56%		7.27	%(11)
Net Investment Income (Loss) to Average Net Assets	2.78%		2.77%		3.33%		(15.69)%		(4.07	)%(11)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.94% for Class IS shares. Prior to July 1, 2017, the maximum ratio was 0.84% for Class IS shares.

(7)  Effective March 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.84% for Class IS shares. Prior to March 30, 2015, the maximum ratio was 1.08% for Class IS shares.

(8)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.08% for Class IS shares.

(9)  Amount is less than 0.005%.

(10)  Not annualized.

(11)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Infrastructure Portfolio. The Fund seeks to provide both capital appreciation and income.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation

Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airports	$298	$12,690	$—	$12,988
Communications	34,863	3,599	—	38,462
Diversified	—	42,732	—	42,732
Electricity Transmission & Distribution	23,898	22,022	—	45,920
Oil & Gas Storage & Transportation	100,758	10,932	—	111,690
Railroads	12,931	5,845	—	18,776
Renewables	23,960	11,165	—	35,125
Toll Roads	10,654	52,307	—	62,961
Water	3,997	13,214	—	17,211
Total Common Stocks	211,359	174,506	—	385,865
Right	67	—	—	67
Short-Term Investments
Investment Companies	21,085	—	—	21,085
Repurchase Agreements	—	5,160	—	5,160
Total Short-Term Investments	21,085	5,160	—	26,245
Total Assets	$232,511	$179,666	$—	$412,177

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $146,974,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$21,158	(a)	$—	$(21,158	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received cash collateral of approximately $19,265,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $2,875,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

FASB ASC 860 "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$19,265	$—	$—	$—	$19,265
Total Borrowings	$19,265	$—	$—	$—	$19,265
Gross amount of recognized liabilities for securities lending transactions					$19,265

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.85% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.87% for Class I shares, 1.11% for Class A shares, 1.68% for Class L shares, 1.97% for Class C shares and 0.84% for Class IS shares. Effective July 1, 2017, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses will not exceed 0.97% for Class I shares, 1.21% for Class A shares, 1.78% for Class L shares, 2.07% for Class C shares and 0.94% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $544,000 of advisory fees were waived and approximately $254,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $187,341,000 and $165,410,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds. (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $39,000 relating to the Fund's investment in the Liquidity Funds.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$29,957	$114,292	$123,164	$165
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$21,085

During the year ended December 31, 2017, the Fund incurred approximately $10,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Advisers and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net un-

realized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$11,453	$17,296	$8,000	$3,651

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a dividend redesignation, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(963)	$963	$—

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$577	$5,269

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 49.2%.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Infrastructure Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Infrastructure Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Infrastructure Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017. For corporate shareholders 22.71% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $17,296,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $10,669,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $350,000 and has derived net income from sources within foreign countries amounting to approximately $15,145,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

35

Morgan Stanley Institutional Fund Trust

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

36

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFISGIANN
2008101 EXP. 02.28.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Insight Portfolio

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Federal Tax Notice	24
Privacy Notice	25
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Insight Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Expense Example (unaudited)

Global Insight Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Insight Portfolio Class I	$1,000.00	$1,091.70	$1,018.45	$7.06	$6.82	1.34%
Global Insight Portfolio Class A	1,000.00	1,089.30	1,016.69	8.90	8.59	1.69
Global Insight Portfolio Class L	1,000.00	1,086.80	1,014.17	11.52	11.12	2.19
Global Insight Portfolio Class C	1,000.00	1,086.00	1,012.91	12.83	12.38	2.44

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

Global Insight Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 27.38%, net of fees. The Fund's Class I shares outperformed against the Fund's benchmark, the MSCI All Country World Index (the "Index"), which returned 23.97%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Better-than-expected global economic growth and strong corporate profits provided a positive backdrop for global equity markets. Central bank policy remained largely accommodative as inflation stayed muted, recoveries continued in U.S., Europe and Japan, and China's economy stabilized. Although the U.S. Federal Reserve raised its interest rate three times during 2017, interest rate levels were still historically low, further boosting demand for equities. Political risk abated as key elections across Europe voted in more mainstream candidates, and trade negotiation fears also diminished somewhat, although the North American Free Trade Agreement ("NAFTA") and Brexit talks are ongoing. In the U.S., sweeping tax reforms were signed into law in December 2017, fueling a sharp rally in U.S. share prices at year-end. These events helped global equities shrug off geopolitical tensions in North Korea and the Middle East, and natural disasters in the U.S., to end the year sharply higher.

•  All sectors in the Index showed positive performance for the year. The information technology (IT) sector led, followed by the materials and industrials sectors. Conversely, the energy, telecommunication services and utilities sectors were the biggest laggards in the Index.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team can result in periods of performance deviation from the benchmark and peers. In this reporting period, the Fund's outperformance was driven by stock selection. Sector allocations had a neutral impact on relative results.

•  The health care sector contributed the largest relative gain. Both stock selection and an overweight allocation in the sector were beneficial, led by the portfolio's holding in a Danish pharmaceutical company.

•  Stock selection and an overweight exposure in the industrials sector added to relative results. An out-of-benchmark holding in a U.K.-based multinational provider of flight services to business and private aircraft was the main contributor in the sector.

•  The Fund outperformed in the consumer discretionary sector due to favorable stock selection and an overweight allocation in the sector. A luxury apparel and goods brand was the top contributor in the sector and across the whole portfolio for the reporting period.

•  Both stock selection and an underweight allocation in the information technology sector dampened relative performance. The Fund's underperformance was driven by an out-of-benchmark holding in a French commerce marketing technology leader, which helps internet retailers retarget online advertising toward consumers, as well as having less exposure to the overall IT sector, the Index's top-performing sector.

•  The Fund's stock selection in the energy sector was disadvantageous to performance. A U.S.-based supplier of deep sea well drilling and oil rig equipment, which is not represented in the Index, underperformed in the reporting period.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We seek to invest primarily in established and cyclical franchise companies that we believe have strong name recognition, sustainable competitive advantages, ample growth prospects, and are trading at an attractive discount to future cash flow generation capacity or asset value. We typically favor companies with the ability to generate attractive free cash flow yields. We utilize a bottom-up stock selection process, seeking attractive investments on an individual company basis. Our emphasis is on long-term results, and hence short-term market events are not as meaningful in the stock selection process.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Global Insight Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2011.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and C shares will vary from the performance of Class I shares and will be impacted by additional fees assessed to those classes.

Performance Compared to the MSCI All Country World Index(1) and the Lipper Global Multi-Cap Core Funds Index(2)

	Period Ended December 31, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class I Shares w/o sales charges(4)	27.38%	14.89%	—	17.13%
Fund — Class A Shares w/o sales charges(4)	26.99	14.52	—	16.78
Fund — Class A Shares with maximum 5.25% sales charges(4)	20.28	13.30	—	15.74
Fund — Class L Shares w/o sales charges(4)	26.35	13.92	—	16.17
Fund — Class C Shares w/o sales charges(5)	26.09	—	—	14.84
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	25.09	—	—	14.84
MSCI All Country World Index	23.97	10.80	—	11.87
Lipper Global Multi-Cap Core Funds Index	22.55	11.16	—	12.14

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Global Multi-Cap Core Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 28, 2011.

(5)  Commenced offering on April 30, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments

Global Insight Portfolio

	Shares	Value (000)
Common Stocks (93.2%)
Brazil (5.5%)
JHSF Participacoes SA (a)	90,283	$48
Ouro Fino Saude Animal Participacoes SA	21,975	159
Porto Seguro SA	48,596	532
		739
Canada (7.2%)
Agrium, Inc.	5,673	652
Ritchie Bros Auctioneers, Inc.	10,250	307
		959
Denmark (6.2%)
Novo Nordisk A/S Series B	15,381	827
France (14.6%)
Christian Dior SE	3,219	1,175
Criteo SA ADR (a)	6,895	179
Edenred	20,819	603
		1,957
Germany (6.1%)
ThyssenKrupp AG	22,632	657
Vapiano SE (a)(b)	5,598	163
		820
Italy (2.4%)
Brunello Cucinelli SpA	3,826	124
Gima TT SpA (a)(b)	2,497	49
Tamburi Investment Partners SpA	22,621	151
		324
New Zealand (0.8%)
Kathmandu Holdings Ltd.	58,605	101
Switzerland (4.2%)
Nestle SA (Registered)	6,547	563
United Kingdom (10.8%)
BBA Aviation PLC	116,367	549
Clarkson PLC	6,168	238
Whitbread PLC	12,228	661
		1,448
United States (35.4%)
Autoliv, Inc.	4,049	515
Biogen, Inc. (a)	745	237
Dril-Quip, Inc. (a)	4,538	216
Harley-Davidson, Inc.	14,036	714
Mosaic Co. (The)	12,439	319
Potbelly Corp. (a)	5,760	71
RenaissanceRe Holdings Ltd.	4,657	585
Time Warner, Inc.	10,235	936
United Technologies Corp.	4,684	598
Welbilt, Inc. (a)	23,403	550
		4,741
Total Common Stocks (Cost $10,476)		12,479
	Shares	Value (000)
Short-Term Investment (5.3%)
Investment Company (5.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $709)	708,974	$709
Total Investments (98.5%) (Cost $11,185) (c)(d)		13,188
Other Assets in Excess of Liabilities (1.5%)		201
Net Assets (100.0%)		$13,389

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  The approximate fair value and percentage of net assets, $6,600,000 and 49.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(d)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $11,311,000. The aggregate gross unrealized appreciation is approximately $2,060,000 and the aggregate gross unrealized depreciation is approximately $183,000, resulting in net unrealized appreciation of approximately $1,877,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	30.3%
Textiles, Apparel & Luxury Goods	9.8
Insurance	8.5
Pharmaceuticals	7.5
Chemicals	7.3
Media	7.1
Commercial Services & Supplies	6.9
Hotels, Restaurants & Leisure	6.8
Automobiles	5.4
Short-Term Investment	5.4
Metals & Mining	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Insight Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $10,476)	$12,479
Investment in Security of Affiliated Issuer, at Value (Cost $709)	709
Total Investments in Securities, at Value (Cost $11,185)	13,188
Foreign Currency, at Value (Cost $1)	1
Receivable for Investments Sold	103
Due from Adviser	56
Receivable for Fund Shares Sold	51
Dividends Receivable	22
Tax Reclaim Receivable	7
Receivable from Affiliate	1
Other Assets	42
Total Assets	13,471
Liabilities:
Payable for Professional Fees	51
Payable for Custodian Fees	19
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Sub Transfer Agency Fees — Class I	2
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	-	@
Payable for Administration Fees	1
Payable for Shareholder Services Fees- Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	6
Total Liabilities	82
Net Assets	$13,389
Net Assets Consist Of:
Paid-in-Capital	$11,363
Distributions in Excess of Net Investment Income	(57)
Accumulated Undistributed Net Realized Gain	79
Unrealized Appreciation (Depreciation) on:
Investments	2,003
Foreign Currency Translations	1
Net Assets	$13,389
The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Insight Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2017 (000)
CLASS I:
Net Assets	$10,680
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	722,904
Net Asset Value, Offering and Redemption Price Per Share	$14.77
CLASS A:
Net Assets	$2,315
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	156,580
Net Asset Value, Redemption Price Per Share	$14.78
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.82
Maximum Offering Price Per Share	$15.60
CLASS L:
Net Assets	$90
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	6,157
Net Asset Value, Offering and Redemption Price Per Share	$14.56
CLASS C:
Net Assets	$304
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	21,061
Net Asset Value, Offering and Redemption Price Per Share	$14.46

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Insight Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $19 of Foreign Taxes Withheld)	$191
Dividends from Security of Affiliated Issuer (Note G)	7
Income from Securities Loaned — Net	2
Total Investment Income	200
Expenses:
Professional Fees	123
Advisory Fees (Note B)	114
Registration Fees	54
Custodian Fees (Note F)	31
Shareholder Reporting Fees	15
Sub Transfer Agency Fees — Class I	9
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Administration Fees (Note C)	9
Shareholder Services Fees — Class A (Note D)	4
Distribution and Shareholder Services Fees — Class L (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	2
Pricing Fees	6
Directors' Fees and Expenses	4
Other Expenses	18
Total Expenses	401
Waiver of Advisory Fees (Note B)	(114)
Expenses Reimbursed by Adviser (Note B)	(103)
Reimbursement of Class Specific Expenses — Class I (Note B)	(12)
Reimbursement of Class Specific Expenses — Class A (Note B)	(3)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Net Expenses	163
Net Investment Income	37
Realized Gain:
Investments Sold	1,334
Foreign Currency Transactions	2
Realized Gain	1,336
Change in Unrealized Appreciation (Depreciation):
Investments	1,332
Foreign Currency Translations	1
Net Change in Unrealized Appreciation (Depreciation)	1,333
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	2,669
Net Increase in Net Assets Resulting from Operations	$2,706

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Insight Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase in Net Assets:
Operations:
Net Investment Income	$37	$14
Net Realized Gain	1,336	88
Net Change in Unrealized Appreciation (Depreciation)	1,333	842
Net Increase in Net Assets Resulting from Operations	2,706	944
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(88)	(17)
Net Realized Gain	(953)	(85)
Class A:
Net Investment Income	(14)	—
Net Realized Gain	(208)	(6)
Class L:
Net Investment Income	(— @)	—
Net Realized Gain	(9)	(1)
Class C:
Net Investment Income	(— @)	—
Net Realized Gain	(29)	(1)
Total Distributions	(1,301)	(110)
Capital Share Transactions:(1)
Class I:
Subscribed	6,465	5,646
Distributions Reinvested	1,039	102
Redeemed	(5,795)	(308)
Class A:
Subscribed	1,911	958
Distributions Reinvested	220	6
Redeemed	(426)	(901)
Class L:
Exchanged	—	23
Distributions Reinvested	7	1
Redeemed	(— @)	(48)
Class C:
Subscribed	211	225
Distributions Reinvested	28	1
Redeemed	(60)	(152)
Net Increase in Net Assets Resulting from Capital Share Transactions	3,600	5,553
Total Increase in Net Assets	5,005	6,387
Net Assets:
Beginning of Period	8,384	1,997
End of Period (Including Distributions in Excess of Net Investment Income of $(57) and $(13))	$13,389	$8,384

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Insight Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2017 (000)		Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	443		457
Shares Issued on Distributions Reinvested	71		8
Shares Redeemed	(387)		(24)
Net Increase in Class I Shares Outstanding	127		441
Class A:
Shares Subscribed	129		85
Shares Issued on Distributions Reinvested	15		1
Shares Redeemed	(29)		(78)
Net Increase in Class A Shares Outstanding	115		8
Class L:
Shares Exchanged	—		2
Shares Issued on Distributions Reinvested	—	@@	— @@
Shares Redeemed	(—	@@)	(5)
Net Increase (Decrease) in Class L Shares Outstanding	—	@@	(3)
Class C:
Shares Subscribed	15		19
Shares Issued on Distributions Reinvested	2		— @@
Shares Redeemed	(4)		(13)
Net Increase in Class C Shares Outstanding	13		6

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Insight Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$12.89		$10.07		$11.55		$13.42		$11.99
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.06		0.06		0.07		0.20		0.30
Net Realized and Unrealized Gain (Loss)	3.44		2.94		(0.62)		(0.56)		3.32
Total from Investment Operations	3.50		3.00		(0.55)		(0.36)		3.62
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		(0.03)		(0.18)		(0.11)		(0.45)
Net Realized Gain	(1.48)		(0.15)		(0.75)		(1.40)		(1.74)
Total Distributions	(1.62)		(0.18)		(0.93)		(1.51)		(2.19)
Net Asset Value, End of Period	$14.77		$12.89		$10.07		$11.55		$13.42
Total Return(3)	27.38%		29.83%		(5.02)%		(2.65)%		30.89%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,680		$7,676		$1,560		$1,490		$1,397
Ratio of Expenses to Average Net Assets(6)	1.34	%(4)	1.34	%(4)	1.35	%(4)	1.35	%(4)	1.35	%(4)
Ratio of Net Investment Income to Average Net Assets(6)	0.41	%(4)	0.56	%(4)	0.58	%(4)	1.49	%(4)	2.17	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	67%		54%		62%		67%		59%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.38%		7.58%		10.84%		10.82%		14.22%
Net Investment Loss to Average Net Assets	(1.63)%		(5.68)%		(8.91)%		(7.98)%		(10.70)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Insight Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$12.91		$10.10		$11.58		$13.45		$11.99
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.00	(3)	(0.01)		0.02		0.15		0.01
Net Realized and Unrealized Gain (Loss)	3.45		2.97		(0.61)		(0.55)		3.56
Total from Investment Operations	3.45		2.96		(0.59)		(0.40)		3.57
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		—		(0.14)		(0.07)		(0.37)
Net Realized Gain	(1.48)		(0.15)		(0.75)		(1.40)		(1.74)
Total Distributions	(1.58)		(0.15)		(0.89)		(1.47)		(2.11)
Net Asset Value, End of Period	$14.78		$12.91		$10.10		$11.58		$13.45
Total Return(4)	26.99%		29.34%		(5.32)%		(2.97)%		30.52%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,315		$535		$335		$199		$189
Ratio of Expenses to Average Net Assets(8)	1.69	%(5)	1.69	%(5)	1.70	%(5)	1.70	%(5)	1.60	%(5)(6)
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	0.02	%(5)	(0.05	)%(5)	0.17	%(5)	1.14	%(5)	0.07	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(7)	0.00	%(7)	0.01%
Portfolio Turnover Rate	67%		54%		62%		67%		59%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.80%		8.39%		11.74%		12.14%		13.62%
Net Investment Loss to Average Net Assets	(2.09)%		(6.75)%		(9.87)%		(9.30)%		(11.95)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.70% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.60% for Class A shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Insight Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$12.73		$10.01		$11.49		$13.39		$11.98
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.07)		(0.05)		(0.03)		0.08		0.12
Net Realized and Unrealized Gain (Loss)	3.39		2.92		(0.61)		(0.54)		3.37
Total from Investment Operations	3.32		2.87		(0.64)		(0.46)		3.49
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		—		(0.09)		(0.04)		(0.34)
Net Realized Gain	(1.48)		(0.15)		(0.75)		(1.40)		(1.74)
Total Distributions	(1.49)		(0.15)		(0.84)		(1.44)		(2.08)
Net Asset Value, End of Period	$14.56		$12.73		$10.01		$11.49		$13.39
Total Return(3)	26.35%		28.70%		(5.87)%		(3.43)%		29.82%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$90		$72		$86		$26		$13
Ratio of Expenses to Average Net Assets(7)	2.19	%(4)	2.19	%(4)	2.20	%(4)	2.20	%(4)	2.13	%(4)(5)
Ratio of Net Investment Income (Loss) to Average Net Assets(7)	(0.48	)%(4)	(0.43	)%(4)	(0.26	)%(4)	0.64	%(4)	0.93	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	67%		54%		62%		67%		59%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	6.43%		11.57%		17.24%		20.95%		17.73%
Net Investment Loss to Average Net Assets	(4.72)%		(9.81)%		(15.30)%		(18.11)%		(14.67)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.20% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.10% for Class L shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Insight Portfolio

	Class C
	Year Ended December 31,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$12.67		$9.99		$12.10
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.10)		(0.11)		(0.07)
Net Realized and Unrealized Gain (Loss)	3.38		2.94		(1.19)
Total from Investment Operations	3.28		2.83		(1.26)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		—		(0.10)
Net Realized Gain	(1.48)		(0.15)		(0.75)
Total Distributions	(1.49)		(0.15)		(0.85)
Net Asset Value, End of Period	$14.46		$12.67		$9.99
Total Return(4)	26.09%		28.49%		(10.67	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$304		$101		$16
Ratio of Expenses to Average Net Assets(9)	2.44	%(5)	2.44	%(5)	2.45	%(5)(8)
Ratio of Net Investment Loss to Average Net Assets(9)	(0.71	)%(5)	(0.89	)%(5)	(0.94	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(6)(8)
Portfolio Turnover Rate	67%		54%		62%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.29%		12.17%		23.24	%(8)
Net Investment Loss to Average Net Assets	(3.56)%		(10.62)%		(21.73	)%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Insight Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class L and Class C. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

(6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$598	$—	$—	$598
Auto Components	515	—	—	515
Automobiles	714	—	—	714
Biotechnology	237	—	—	237
Capital Markets	—	151	—	151
Chemicals	971	—	—	971
Commercial Services & Supplies	307	603	—	910
Energy Equipment & Services	216	—	—	216
Food Products	—	563	—	563
Hotels, Restaurants & Leisure	71	824	—	895
Insurance	585	532	—	1,117
Internet Software & Services	179	—	—	179
Machinery	550	49	—	599
Marine	—	238	—	238
Media	936	—	—	936
Metals & Mining	—	657	—	657
Pharmaceuticals	—	986	—	986
Real Estate Management & Development	—	48	—	48
Specialty Retail	—	101	—	101
Textiles, Apparel & Luxury Goods	—	1,299	—	1,299
Transportation Infrastructure	—	549	—	549
Total Common Stocks	5,879	6,600	—	12,479
Short-Term Investment
Investment Company	709	—	—	709
Total Assets	$6,588	$6,600	$—	$13,188

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $5,401,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses)

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2017, the Fund did not have any outstanding securities on loan.

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
1.00%	0.95%

For the year ended December 31, 2017, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.35% for Class I shares, 1.70% for Class A shares, 2.20% for Class L shares and 2.45% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $114,000 of advisory fees were waived and approximately $122,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $8,876,000 and $7,090,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $2,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$286	$9,838	$9,415	$7
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$709

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and dis-

tribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$728	$573	$101	$9

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies, a distribution redesignation and a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Distributions in Excess of Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$21	$(21)	$	(—	@)

@  Amount is less than $500.

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$95	$54

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 57.4%.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Insight Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Insight Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Insight Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017. For corporate shareholders 5.36% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $573,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $176,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $16,000 and has derived net income from sources within foreign countries amounting to approximately $208,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

32

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGIANN
2007747 EXP. 02.28.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Opportunity Portfolio

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	28
Federal Tax Notice	29
Privacy Notice	30
Director and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Opportunity Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Expense Example (unaudited)

Global Opportunity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Opportunity Portfolio Class I	$1,000.00	$1,179.80	$1,021.22	$4.34	$4.02	0.79%
Global Opportunity Portfolio Class A	1,000.00	1,177.90	1,019.56	6.15	5.70	1.12
Global Opportunity Portfolio Class L	1,000.00	1,177.40	1,019.21	6.53	6.06	1.19
Global Opportunity Portfolio Class C	1,000.00	1,173.90	1,016.13	9.86	9.15	1.80
Global Opportunity Portfolio Class IS	1,000.00	1,180.40	1,021.68	3.85	3.57	0.70

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

Global Opportunity Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 49.44%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World Index (the "Index"), which returned 23.97%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Better-than-expected global economic growth and strong corporate profits provided a positive backdrop for global equity markets. Central bank policy remained largely accommodative as inflation stayed muted, recoveries continued in U.S., Europe and Japan, and China's economy stabilized. Although the U.S. Federal Reserve raised its interest rate three times during 2017, interest rate levels were still historically low, further boosting demand for equities. Political risk abated as key elections across Europe voted in more mainstream candidates, and trade negotiation fears also diminished somewhat, although the North American Free Trade Agreement (NAFTA) and Brexit talks are ongoing. In the U.S., sweeping tax reforms were signed into law in December 2017, fueling a sharp rally in U.S. share prices at year-end. These events helped global equities shrug off geopolitical tensions in North Korea and the Middle East, and natural disasters in the U.S., to end the year sharply higher.

•  Global equity markets advanced 23.97% for the 12-month period ended December 31, 2017, as measured by the Index. Against this backdrop, our team remained focused on assessing company prospects over a longer-term period of three to five years, and owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

•  The team manages focused portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. Our longer-term focus results in lower turnover than many of our peers. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process.

•  For the 12-month period, the Fund outperformed the Index due to favorable stock selection and sector allocation.

•  The chief contributors to the Fund's relative outperformance were stock selection in consumer discretionary, an overweight allocation in information technology and stock selection in consumer staples.

•  Detracting from relative results were an overweight allocation to consumer staples and underweight exposures to materials and industrials.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The team seeks high quality companies, which we define primarily as those with sustainable competitive advantages. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Fund; accordingly, we have had very limited turnover in the Fund to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

•  At the close of the period, information technology represented the largest sector weight in the Fund, followed by consumer discretionary and consumer staples. The team's bottom-up investment process resulted in sector overweight positions in information technology, consumer discretionary and consumer staples and underweight positions in financials, health care, energy, materials, industrials, real estate, telecommunication services and utilities.

*  Minimum Investment for Class I shares

**  Commenced Operations on May 30, 2008.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Global Opportunity Portfolio

Performance Compared to the MSCI All Country World Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class I Shares w/o sales charges(4)	49.44%	22.28%	—	13.35%
Fund — Class A Shares w/o sales charges(4)	49.03	21.87	—	18.96
Fund — Class A Shares with maximum 5.25% sales charges(4)	41.22	20.56	—	18.11
Fund — Class L Shares w/o sales charges(4)	48.91	21.79	—	12.93
Fund — Class C Shares w/o sales charges(6)	47.92	—	—	17.92
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	46.92	—	—	17.92
Fund — Class IS Shares w/o sales charges(5)	49.54	—	—	21.54
MSCI All Country World Index	23.97	10.80	—	5.16
Lipper Global Multi-Cap Growth Funds Index	28.87	11.49	—	5.95

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  On May 21, 2010, Class C and Class I shares of Van Kampen Global Growth Fund ("the Predecessor Fund") were reorganized into Class L and Class I shares of Morgan Stanley Global Growth Portfolio ("the Fund"), respectively. Class L and Class I shares' returns of the Fund will differ from the Predecessor Fund as they have different expenses. Performance shown for the Fund's Class I and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class C and I shares of the Predecessor Fund commenced operations on May 30, 2008. Class P shares, which were renamed Class A shares effective September 9, 2013, commenced operations on May 21, 2010. In October 2010, the Morgan Stanley Global Growth Portfolio changed its name to the Morgan Stanley Global Opportunity Portfolio.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments

Global Opportunity Portfolio

	Shares	Value (000)
Common Stocks (89.7%)
Argentina (1.0%)
Globant SA (a)	409,917	$19,045
Belgium (1.1%)
Anheuser-Busch InBev N.V.	189,312	21,116
China (17.1%)
Alibaba Group Holding Ltd. ADR (a)	300,653	51,842
China Lodging Group Ltd. ADR	94,303	13,620
China Resources Beer Holdings Co., Ltd. (b)	6,795,333	24,389
Foshan Haitian Flavouring & Food Co., Ltd., Class A	3,813,052	31,495
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	1,228,303	21,686
Oppein Home Group, Inc., Class A (a)	107,672	1,951
Suofeiya Home Collection Co., Ltd., Class A	1,834,606	10,363
TAL Education Group ADR	2,899,143	86,133
Tencent Holdings Ltd. (b)	1,354,600	70,026
		311,505
Denmark (4.6%)
DSV A/S	1,057,169	83,233
France (3.8%)
Hermes International	130,663	69,943
India (2.2%)
HDFC Bank Ltd.	1,352,941	40,064
Italy (3.0%)
Moncler SpA	1,754,360	54,811
Japan (4.4%)
Calbee, Inc.	1,031,400	33,555
Keyence Corp.	57,400	32,050
Nihon M&A Center, Inc.	323,800	15,434
		81,039
Korea, Republic of (1.4%)
Loen Entertainment, Inc. (a)	107,304	11,276
NAVER Corp.	17,263	14,016
		25,292
South Africa (2.1%)
Naspers Ltd., Class N	134,984	37,610
Switzerland (0.9%)
Chocoladefabriken Lindt & Spruengli AG (Registered)	237	17,137
United Kingdom (6.0%)
Fevertree Drinks PLC	1,051,352	32,377
Reckitt Benckiser Group PLC	818,375	76,444
		108,821
United States (42.1%)
Alphabet, Inc., Class C (a)	72,144	75,492
Amazon.com, Inc. (a)	112,965	132,109
EPAM Systems, Inc. (a)	791,159	84,994
Facebook, Inc., Class A (a)	918,021	161,994
Luxoft Holding, Inc. (a)	257,717	14,355
	Shares	Value (000)
Mastercard, Inc., Class A	615,541	$93,168
Priceline Group, Inc. (The) (a)	49,561	86,124
Starbucks Corp.	923,715	53,049
Visa, Inc., Class A	586,291	66,849
		768,134
Total Common Stocks (Cost $1,137,524)		1,637,750
Preferred Stocks (0.8%)
United States (0.8%)
Airbnb, Inc. Series D (a)(c)(d)(e) (acquisition cost — $1,594; acquired 4/16/14)	39,153	4,152
Magic Leap Series C (a)(c)(d)(e) (acquisition cost — $3,175; acquired 12/22/15)	137,829	3,721
Uber Technologies Series G (a)(c)(d)(e) (acquisition cost — $8,232; acquired 12/3/15)	168,793	5,925
Total Preferred Stocks (Cost $13,001)		13,798
Participation Note (1.2%)
China (1.2%)
Jiangsu Yanghe Brewery, Class A, Equity Linked Notes, expires 1/10/18 (a) (Cost $12,648)	1,230,704	21,728
Short-Term Investment (9.6%)
Investment Company (9.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $174,925)	174,925,259	174,925
Total Investments Excluding Purchased Options (101.3%) (Cost $1,338,099)		1,848,201
Total Purchased Options Outstanding (0.0%) (Cost $2,988)		470
Total Investments (101.3%) (Cost $1,341,086) (f)(g)		1,848,671
Liabilities in Excess of Other Assets (–1.3%)		(23,965)
Net Assets (100.0%)		$1,824,706

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  At December 31, 2017, the Fund held fair valued securities valued at approximately $13,798,000, representing 0.8% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(d)  Security has been deemed illiquid at December 31, 2017.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Global Opportunity Portfolio

certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2017, amounts to approximately $13,798,000 and represents 0.8% of net assets.

(f)  The approximate fair value and percentage of net assets, $658,913,000 and 36.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(g)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $1,342,619,000. The aggregate gross unrealized appreciation is approximately $516,527,000 and the aggregate gross unrealized depreciation is approximately $10,475,000, resulting in net unrealized appreciation of approximately $506,052,000.

ADR  American Depositary Receipt.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2017:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
Royal Bank of Scotland	USD/CNH	CNH	7.52	Nov-18	391,476,372	391,476	$382	$1,621	$(1,239)
Royal Bank of Scotland	USD/CNH	CNH	7.55	Aug-18	257,945,530	257,946	88	1,367	(1,279)
							$470	$2,988	$(2,518)

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	30.6%
Internet Software & Services	20.2
Information Technology Services	14.0
Internet & Direct Marketing Retail	12.4
Short-Term Investments	9.5
Textiles, Apparel & Luxury Goods	6.7
Beverages	6.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,166,161)	$1,673,746
Investment in Security of Affiliated Issuer, at Value (Cost $174,925)	174,925
Total Investments in Securities, at Value (Cost $1,341,086)	1,848,671
Foreign Currency, at Value (Cost $3)	3
Receivable for Fund Shares Sold	7,024
Receivable for Investments Sold	254
Receivable from Affiliate	142
Tax Reclaim Receivable	63
Dividends Receivable	1
Other Assets	146
Total Assets	1,856,304
Liabilities:
Payable for Investments Purchased	26,218
Payable for Advisory Fees	2,412
Deferred Capital Gain Country Tax	710
Due to Broker	684
Payable for Fund Shares Redeemed	662
Payable for Shareholder Services Fees — Class A	160
Payable for Distribution and Shareholder Services Fees — Class L	10
Payable for Distribution and Shareholder Services Fees — Class C	85
Payable for Sub Transfer Agency Fees — Class I	76
Payable for Sub Transfer Agency Fees — Class A	115
Payable for Sub Transfer Agency Fees — Class L	9
Payable for Sub Transfer Agency Fees — Class C	14
Payable for Administration Fees	120
Payable for Transfer Agency Fees — Class I	4
Payable for Transfer Agency Fees — Class A	91
Payable for Transfer Agency Fees — Class L	13
Payable for Transfer Agency Fees — Class C	2
Payable for Transfer Agency Fees — Class IS	1
Payable for Custodian Fees	84
Payable for Professional Fees	61
Other Liabilities	67
Total Liabilities	31,598
Net Assets	$1,824,706
Net Assets Consist Of:
Paid-in-Capital	$1,300,237
Accumulated Net Investment Loss	(38)
Accumulated Undistributed Net Realized Gain	17,635
Unrealized Appreciation (Depreciation) on:
Investments (Net of $710 of Deferred Capital Gain Country Tax)	506,875
Foreign Currency Translations	(3)
Net Assets	$1,824,706

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Opportunity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2017 (000)
CLASS I:
Net Assets	$898,008
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	39,141,483
Net Asset Value, Offering and Redemption Price Per Share	$22.94
CLASS A:
Net Assets	$780,705
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	35,043,621
Net Asset Value, Redemption Price Per Share	$22.28
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.23
Maximum Offering Price Per Share	$23.51
CLASS L:
Net Assets	$39,979
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,816,733
Net Asset Value, Offering and Redemption Price Per Share	$22.01
CLASS C:
Net Assets	$104,364
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,822,814
Net Asset Value, Offering and Redemption Price Per Share	$21.64
CLASS IS:
Net Assets	$1,650
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	71,723
Net Asset Value, Offering and Redemption Price Per Share	$23.00

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Opportunity Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $450 of Foreign Taxes Withheld)	$5,045
Dividends from Security of Affiliated Issuer (Note G)	724
Total Investment Income	5,769
Expenses:
Advisory Fees (Note B)	9,221
Shareholder Services Fees — Class A (Note D)	1,343
Distribution and Shareholder Services Fees — Class L (Note D)	271
Distribution and Shareholder Services Fees — Class C (Note D)	619
Sub Transfer Agency Fees — Class I	445
Sub Transfer Agency Fees — Class A	561
Sub Transfer Agency Fees — Class L	26
Sub Transfer Agency Fees — Class C	53
Administration Fees (Note C)	946
Transfer Agency Fees — Class I (Note E)	14
Transfer Agency Fees — Class A (Note E)	321
Transfer Agency Fees — Class L (Note E)	45
Transfer Agency Fees — Class C (Note E)	9
Transfer Agency Fees — Class IS (Note E)	2
Registration Fees	140
Professional Fees	136
Custodian Fees (Note F)	126
Shareholder Reporting Fees	102
Directors' Fees and Expenses	26
Pricing Fees	6
Other Expenses	59
Total Expenses	14,471
Waiver of Advisory Fees (Note B)	(2,243)
Distribution Fees — Class L Shares Waived (Note D)	(163)
Rebate from Morgan Stanley Affiliate (Note G)	(159)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Net Expenses	11,904
Net Investment Loss	(6,135)
Realized Gain:
Investments Sold	35,394
Foreign Currency Transactions	40
Realized Gain	35,434
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $710)	391,702
Foreign Currency Translations	(3)
Net Change in Unrealized Appreciation (Depreciation)	391,699
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	427,133
Net Increase in Net Assets Resulting from Operations	$420,998

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Opportunity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(6,135)	$(3,975)
Net Realized Gain	35,434	1,145
Net Change in Unrealized Appreciation (Depreciation)	391,699	4,481
Net Increase in Net Assets Resulting from Operations	420,998	1,651
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	(3,395)	(16,271)
Class A:
Net Realized Gain	(3,023)	(24,570)
Class L:
Net Realized Gain	(161)	(2,200)
Class C:
Net Realized Gain	(415)	(2,241)
Class IS:
Net Realized Gain	(6)	(1)
Total Distributions	(7,000)	(45,283)
Capital Share Transactions:(1)
Class I:
Subscribed	586,150	211,096
Distributions Reinvested	3,383	16,238
Redeemed	(134,747)	(193,977)
Class A:
Subscribed	403,560	141,333
Distributions Reinvested	2,983	24,039
Redeemed	(156,944)	(150,389)
Class L:
Exchanged	7	14
Distributions Reinvested	150	2,026
Redeemed	(4,146)	(4,432)
Class C:
Subscribed	59,352	21,727
Distributions Reinvested	415	2,240
Redeemed	(10,104)	(8,851)
Class IS:
Subscribed	1,433	39
Distributions Reinvested	6	1
Redeemed	(26)	(746)
Net Increase in Net Assets Resulting from Capital Share Transactions	751,472	60,358
Total Increase in Net Assets	1,165,470	16,726
Net Assets:
Beginning of Period	659,236	642,510
End of Period (Including Accumulated Net Investment Loss of $(38) and $(356))	$1,824,706	$659,236

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Opportunity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	29,176	13,488
Shares Issued on Distributions Reinvested	148	1,084
Shares Redeemed	(6,742)	(12,614)
Net Increase in Class I Shares Outstanding	22,582	1,958
Class A:
Shares Subscribed	20,282	9,197
Shares Issued on Distributions Reinvested	135	1,646
Shares Redeemed	(8,024)	(9,883)
Net Increase in Class A Shares Outstanding	12,393	960
Class L:
Shares Exchanged	— @@	1
Shares Issued on Distributions Reinvested	7	140
Shares Redeemed	(220)	(293)
Net Decrease in Class L Shares Outstanding	(213)	(152)
Class C:
Shares Subscribed	3,047	1,439
Shares Issued on Distributions Reinvested	19	156
Shares Redeemed	(545)	(589)
Net Increase in Class C Shares Outstanding	2,521	1,006
Class IS:
Shares Subscribed	71	3
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(1)	(51)
Net Increase (Decrease) in Class IS Shares Outstanding	70	(48)

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Opportunity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$15.41		$16.36		$13.98		$13.65		$10.84
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.06)		(0.05)		(0.05)		(0.06)		(0.02)
Net Realized and Unrealized Gain	7.68		0.18		2.64		1.26		4.21
Total from Investment Operations	7.62		0.13		2.59		1.20		4.19
Distributions from and/or in Excess of:
Net Realized Gain	(0.09)		(1.08)		(0.21)		(0.87)		(1.38)
Net Asset Value, End of Period	$22.94		$15.41		$16.36		$13.98		$13.65
Total Return(3)	49.44%		1.05%		18.50%		9.04%		40.12%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$898,008		$255,187		$238,920		$11,037		$7,293
Ratio of Expenses to Average Net Assets(7)	0.79	%(4)	0.80	%(4)	0.98	%(4)(5)	1.17	%(4)	1.24	%(4)
Ratio of Net Investment Loss to Average Net Assets(7)	(0.31	)%(4)	(0.34	)%(4)	(0.33	)%(4)	(0.42	)%(4)	(0.21	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.01%		0.00	%(6)
Portfolio Turnover Rate	30%		37%		115%		29%		38%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.99%		1.07%		1.20%		2.47%		3.36%
Net Investment Loss to Average Net Assets	(0.51)%		(0.61)%		(0.55)%		(1.72)%		(2.33)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective December 7, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.81% for Class I shares. Prior to December 7, 2015, the maximum ratio was 1.10% for Class I shares. Prior to January 23, 2015, the maximum ratio was 1.25% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Opportunity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$15.01		$16.03		$13.75		$13.48		$10.75
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.12)		(0.11)		(0.10)		(0.11)		(0.15)
Net Realized and Unrealized Gain	7.48		0.17		2.59		1.25		4.26
Total from Investment Operations	7.36		0.06		2.49		1.14		4.11
Distributions from and/or in Excess of:
Net Realized Gain	(0.09)		(1.08)		(0.21)		(0.87)		(1.38)
Net Asset Value, End of Period	$22.28		$15.01		$16.03		$13.75		$13.48
Total Return(3)	49.03%		0.62%		18.16%		8.55%		39.80%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$780,705		$340,092		$347,683		$12,952		$4,057
Ratio of Expenses to Average Net Assets(8)	1.12	%(4)	1.17	%(4)	1.25	%(4)(6)	1.56	%(4)	1.59	%(4)(5)
Ratio of Net Investment Loss to Average Net Assets(8)	(0.63	)%(4)	(0.70	)%(4)	(0.64	)%(4)	(0.82	)%(4)	(1.15	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.01%		0.00	%(7)
Portfolio Turnover Rate	30%		37%		115%		29%		38%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.32%		1.41%		1.50%		2.86%		3.93%
Net Investment Loss to Average Net Assets	(0.83)%		(0.94)%		(0.89)%		(2.12)%		(3.49)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.50% for Class A shares.

(6)  Effective December 7, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.23% for Class A shares. Prior to January 23, 2015, the maximum ratio was 1.45% for Class A shares. Prior to January 23, 2015, the maximum ratio was 1.60% for Class A shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Opportunity Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$14.84		$15.87		$13.62		$13.38		$10.68
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.13)		(0.12)		(0.11)		(0.12)		(0.07)
Net Realized and Unrealized Gain	7.39		0.17		2.57		1.23		4.15
Total from Investment Operations	7.26		0.05		2.46		1.11		4.08
Distributions from and/or in Excess of:
Net Realized Gain	(0.09)		(1.08)		(0.21)		(0.87)		(1.38)
Net Asset Value, End of Period	$22.01		$14.84		$15.87		$13.62		$13.38
Total Return(3)	48.91%		0.56%		18.03%		8.46%		39.79%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$39,979		$30,133		$34,628		$1,091		$527
Ratio of Expenses to Average Net Assets(8)	1.20	%(4)	1.25	%(4)	1.30	%(4)(6)	1.64	%(4)	1.58	%(4)(5)
Ratio of Net Investment Loss to Average Net Assets(8)	(0.67	)%(4)	(0.79	)%(4)	(0.70	)%(4)	(0.87	)%(4)	(0.57	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.01%		0.00	%(7)
Portfolio Turnover Rate	30%		37%		115%		29%		38%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.86%		1.93%		2.03%		3.52%		4.23%
Net Investment Loss to Average Net Assets	(1.33)%		(1.47)%		(1.43)%		(2.75)%		(3.22)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.55% for Class L shares.

(6)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class L shares. Prior to January 23, 2015, the maximum ratio was 1.65% for Class L shares.

(7)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Opportunity Portfolio

	Class C
	Year Ended December 31,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$14.69		$15.80		$15.25
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.26)		(0.21)		(0.15)
Net Realized and Unrealized Gain	7.30		0.18		0.91
Total from Investment Operations	7.04		(0.03)		0.76
Distributions from and/or in Excess of:
Net Realized Gain	(0.09)		(1.08)		(0.21)
Net Asset Value, End of Period	$21.64		$14.69		$15.80
Total Return(4)	47.92%		0.05%		4.95	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$104,364		$33,801		$20,475
Ratio of Expenses to Average Net Assets(8)	1.81	%(5)	1.84	%(5)	2.03	%(5)(7)
Ratio of Net Investment Loss to Average Net Assets(8)	(1.33	)%(5)	(1.38	)%(5)	(1.40	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01	%(7)
Portfolio Turnover Rate	30%		37%		115%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.01%		2.08%		2.22	%(7)
Net Investment Loss to Average Net Assets	(1.53)%		(1.62)%		(1.59	)%(7)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Opportunity Portfolio

	Class IS
	Year Ended December 31,								Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$15.44		$16.38		$13.99		$13.65		$12.43
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.05)		(0.06)		(0.05)		(0.06)		(0.03)
Net Realized and Unrealized Gain	7.70		0.20		2.65		1.27		2.27
Total from Investment Operations	7.65		0.14		2.60		1.21		2.24
Distributions from and/or in Excess of:
Net Realized Gain	(0.09)		(1.08)		(0.21)		(0.87)		(1.02)
Net Asset Value, End of Period	$23.00		$15.44		$16.38		$13.99		$13.65
Total Return(4)	49.54%		1.11%		18.64%		8.96%		18.35	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,650		$23		$804		$11		$11
Ratio of Expenses to Average Net Assets(11)	0.71	%(5)	0.71	%(5)	0.77	%(5)(7)	1.17	%(5)	1.18	%(5)(6)(10)
Ratio of Net Investment Loss to Average Net Assets(11)	(0.23	)%(5)	(0.41	)%(5)	(0.28	)%(5)	(0.42	)%(5)	(0.74	)%(5)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.01%		0.00	%(8)(10)
Portfolio Turnover Rate	30%		37%		115%		29%		38%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.24%		3.82%		3.56%		19.50%		8.44	%(10)
Net Investment Loss to Average Net Assets	(0.76)%		(3.52)%		(3.07)%		(18.75)%		(8.00	)%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.18% for Class IS shares.

(7)  Effective December 7, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.72% for Class IS shares. Prior to December 7, 2015, the maximum ratio was 1.03% for Class IS shares. Prior to January 23, 2015, the maximum ratio was 1.18% for Class IS shares.

(8)  Amount is less than 0.005%.

(9)  Not annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Opportunity Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$—	$40,064	$—	$40,064
Beverages	—	99,568	—	99,568
Diversified Consumer Services	86,133	—	—	86,133
Electronic Equipment, Instruments & Components	—	32,050	—	32,050
Food Products	—	82,187	—	82,187
Hotels, Restaurants & Leisure	66,669	—	—	66,669
Household Durables	—	12,314	—	12,314
Household Products	—	76,444	—	76,444
Information Technology Services	259,366	—	—	259,366
Internet & Direct Marketing Retail	218,233	—	—	218,233
Internet Software & Services	289,328	84,042	—	373,370
Media	—	48,886	—	48,886
Professional Services	—	15,434	—	15,434
Road & Rail	—	83,233	—	83,233
Software	19,045	—	—	19,045
Textiles, Apparel & Luxury Goods	—	124,754	—	124,754
Total Common Stocks	938,774	698,976	—	1,637,750
Preferred Stocks
Electronic Equipment, Instruments & Components	—	—	3,721	3,721
Internet & Direct Marketing Retail	—	—	10,077	10,077
Total Preferred Stocks	—	—	13,798	13,798
Participation Notes	—	21,728	—	21,728
Call Options Purchased	—	470	—	470
Short-Term Investment
Investment Company	174,925	—	—	174,925
Total Assets	$1,113,699	$721,174	$13,798	$1,848,671

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $523,515,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)		Preferred Stocks (000)
Beginning Balance	$—	†	$15,545
Purchases	—		—
Sales	—	†	(138)
Amortization of discount	—		—
Transfers in	—		—
Transfers out	—		—
Corporate actions	—		—
Change in unrealized appreciation (depreciation)	—		(1,696)
Realized gains (losses)	—		87
Ending Balance	$—		$13,798
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2017	$—		$(1,634)

†  Includes one security which is valued at zero.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2017. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2017 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an increase in input
Electronic Equipment, Instuments & Components
Preferred Stock	$3,721	Market Transaction Method	Precedent Transaction	$27.00		$27.00		$27.00		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	25.0%		27.0%		26.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	12.0	x	34.2	x	12.3	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Internet & Direct Marketing Retail
Preferred Stocks	$4,152	Discounted Cash Flow	Weighted Average Cost of Capital	15.5%		17.5%		16.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	8.7	x	14.1	x	10.1	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
	$5,925	Market Transaction Method	Pending Transaction*	$32.97		$48.77		$35.10		Increase

*Based on a market transaction announced prior to December 31, 2017 that closed subsequent to December 31, 2017.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$470(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(357	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(2,487	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Options Purchased	$470	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$470	(a)	$—	$(470)	0

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	201,799,000

5.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

6.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2017, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.58% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.81% for Class I shares, 1.23% for Class A shares, 1.50% for Class L shares, 2.20% for Class C shares and 0.72% for Class IS shares. Effective January 1, 2018, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that the total annual portfolio operating expenses will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.40% for Class L shares, 2.10% for Class C shares and 0.95% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $2,243,000 of advisory fees were waived and approximately $2,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year from the date of the Fund's prospectus, the 12b-1 fees on Class L shares of the Fund to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis. For the year ended December 31, 2017, this waiver amounted to approximately $163,000.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $910,717,000 and $320,214,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Liquidity Funds. Fund due to its investment in the For the year ended December 31, 2017, advisory fees paid were reduced by approximately $159,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$18,397	$605,680	$449,152	$724
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$174,925

During the year ended December 31, 2017, the Fund incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$7,000	$—	$—	$45,283

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Accumulated Net Investment Loss (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$6,453	$(6,475)	$22

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$12,719	$6,447

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these sharehold-

ers could have a material impact on the Fund. The aggregate percentage of such owners was 32.0%.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Opportunity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Opportunity Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Opportunity Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017. For corporate shareholders 5.12% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $4,989,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGOANN
2007931 EXP. 02.28.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Quality Portfolio

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	25
Federal Tax Notice	26
Privacy Notice	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Quality Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Expense Example (unaudited)

Global Quality Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Quality Portfolio Class I	$1,000.00	$1,064.20	$1,020.16	$5.20	$5.09	1.00%
Global Quality Portfolio Class A	1,000.00	1,062.90	1,018.40	7.02	6.87	1.35
Global Quality Portfolio Class L	1,000.00	1,060.30	1,015.83	9.66	9.45	1.86
Global Quality Portfolio Class C	1,000.00	1,058.80	1,014.62	10.90	10.66	2.10
Global Quality Portfolio Class IS	1,000.00	1,064.70	1,020.42	4.94	4.84	0.95

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

Global Quality Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 22.86%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI World Index (the "Index"), which returned 22.40%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Completing a strong year in 2017, global equity markets continued to forge ahead in the fourth quarter, helped by a solid earnings season and clarity on U.S. tax cuts. Anticipated political risks failed to materialize. Asia and the emerging markets outperformed developed markets given the weak dollar and a recovery in industrial commodity prices. U.S. equities, as measured by the S&P 500 Index, delivered positive returns every month of 2017, with the technology sector leading the pack. Japan also did well, underpinned by strong earnings. After Macron's election victory in France, European equities performed well, but were held back by euro strength. U.K. equities underperformed relative to other regions, weighed down by sterling strength and continued uncertainty around the Brexit transition arrangements. At a sector level, over the year information technology (+38.2%), materials (+28.9%) and industrials (+25.2%) led, while energy (4.97%), telecommunications (+5.8%) and utilities (+13.7%) lagged. (Regional and country performance is represented by the respective MSCI Indexes, unless otherwise noted.)

•  For the year, the Fund's zero weight in energy was a key contributor, helped by stock selection in consumer staples, stock selection in financials and an overweight to the strongly performing technology sector. Stock selection in consumer discretionary, health care and technology, and the underweights in materials and industrials detracted from performance. Over the year, the largest absolute contributors were Unilever, Microsoft and Accenture.(i) Fidelity National Information Services, Time Warner and Factset contributed the least — there were no absolute negative detractors in 2017.

Management Strategies

•  Our central concern at the start of 2017 was a backdrop of generally high valuations coinciding with some significant macro/political concerns for the then forthcoming year, including China, the risk of U.S. and European politics going wrong and the vulnerability of the financial system to shocks due to the sharp increase in debt and general stagnation. We observed that if some of these major concerns went wrong, there was little margin of safety generally and probably quite a lot of downside given the nature of some of the potential risks. As bottom-up stock pickers, we found little margin of safety in stocks more or less across the board. 2017 ended with most major country indices up 20 to 25% or more (in U.S. dollar terms),(ii) making such concerns look at best premature, at worst just plain wrong. However, enthused U.S. dollar-based investors getting excited about markets in 2017 may have forgotten that markets went up a lot in something that went down a lot (i.e., the dollar).

•  As we start 2018, we are more concerned about valuation and on balance less concerned about macro conditions, although there is still plenty that can go wrong. In a nutshell, the market has re-rated on the basis that 2017's expected earnings increase of 15% for the MSCI World Index actually delivered for the first time in five years, as growth for once did not disappoint.(ii) Although there is growing evidence of gross domestic product growth across the board, should these proverbial green shoots fail to bloom, the market will de-rate multiples on lower actual earnings, the proverbial double-hit.(iii)

(i)  The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

(ii)  Source: Morgan Stanley Investment Management and FactSet. Data as of December 31, 2017.

(iii)  Forecast/estimates are based on current market conditions, subject to change and may not necessarily come to pass.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Global Quality Portfolio

•  In the U.S., despite the sturm und drang and the flying of a lot of liberal feathers, the market has broadly seen the benefits of Trump (tax reform being the biggest win) without any of the major risks eventuating as yet (an unholy cocktail of awfulness ranging from a trade war with China to nuclear war with North Korea). To the credit of Congress, it has passed, after much drama, the single measure we thought would have the biggest long-term positive impact on the U.S. economy, namely tax reform. Although its impact on overall U.S. corporations may be muted in the short term (few major U.S. companies pay a full U.S. tax charge unless they are purely domestic), the big long-term question is whether the combination of the tax reform and short-term capital expenditures (capex) and cash repatriation packages will be enough to get a capex cycle going, leading to a pick-up in productivity from current lows. In recent years, U.S. corporates have generally chosen to buy back shares rather than increase capex, so productivity has generally suffered as a result. A bull would say the combination of tax reform and opportunities provided by the internet of things (IoT) and artificial intelligence (AI) will kick off a long cycle of investment to drive waste out of many sectors, with massive potential cost savings, a good chunk of which will come through in margins, which will be propelled to permanent new highs. A bear would respond that there may be some positive impact, but U.S. corporations will just continue to buy back shares and margins may normalize as labor seeks to get its hands on a larger share of corporate profits from a still historically low starting point, leaving aside the risks from the aging U.S. economic cycle.

•  Add to this that the U.S. market is anticipating a repeat of the 12% earnings growth in the S&P 500 Index it saw in 2017, it is hardly a surprise that the market has not been over-concerned with valuation.(ii) A bull (no shortage of those) would say that at 18.2x, the next 12 months price-to-earnings ("P/E") ratio of the S&P 500 Index is only about 14% above the long-term mean of 16.0x from 1997 to 2017, so why the fuss?(ii) A bear (count us as one) would point out that even leaving aside quality of earnings (given the largest ever cycle of U.S. earnings manipulation), corporate debt after a buyback binge is near record highs, as are margins, which means that the debt-adjusted price-to-sales ratio (EV/sales) at 2.44 for the S&P 500 Index is getting close to the 2000 peak of 2.98, which is a clear amber light, even leaving aside outdated notions of earnings reversion to the mean or the risk of a turn down in the U.S. economy.(ii)

•  If one takes a longer-term view of valuations as per the Schiller P/E, the U.S. market has gone from expensive on 27.9x at the start of 2017 to very expensive on 32.4x at the end of 2017.(ii) Unless the visionary tech bulls are right that a heady cocktail of AI, IoT, e-commerce et al. will propel already peak margins ever higher, leading to a ton of earnings growth, this is also a dark amber light for valuation, with a lot of expectations baked into prices. No bull market ever bursts purely from valuation alone, but when markets do focus on valuation once more, it matters.

•  The other major geopolitical risk facing the world at the start of 2017 (aside from Trump) was the risk of political disruption in Europe, possibly leading to a scenario of a break-up of the eurozone if the politics went wrong. After a few awkward moments, the market shrugged off such concerns following the Dutch and (in particular) the French elections and, even after nasty surprises in the German election, continued to concentrate on the growing evidence of a eurozone economic recovery. So far, the market has been right, with some entirely unexpected positive results such as a big majority in parliament for President Macron in France, which (miracle of miracles) means that reform (particularly labor market reform) has actually progressed in France and looks set to continue. Our concerns that Brexit could inspire a cascade of falling euro-dominos have been hitherto wrong: the only domino to fall flat on its face has been the U.K. itself after doing what Michael Bloomberg memorably described as "the single stupidest thing any country has ever done." In fact, the only wobble of the dominos to date has been a positive impact — the U.K.'s self-immolation probably inspired France to rally round Macron to avoid the fate of its much loved European partner. However, our concerns for the European elections were not that there was a high probability of things going horribly wrong in France or Germany; rather that the risk was Italy, which managed not to have

(ii)  Source: Morgan Stanley Investment Management and FactSet. Data as of December 31, 2017.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Global Quality Portfolio

its general election in 2017. Italy has been the big loser of the euro, with its economy not growing for 20 years due to an inability to reform itself and (mostly) to it losing its historic ability to depreciate its currency (the lira) to keep its competitive plates spinning. Furthermore, Italy has the strongest eurosceptic forces of the major European countries going into its electoral cycle. The risk, now, is that Italy with its election in March 2018, elects a government who decides to do something about the euro — if so, political risk will be back in Europe in spades.

•  Looking forward to 2018, there does seem to be a synchronized global expansion. However, it isn't that large, has quite a lot of risk and seems to be priced in by markets. We see that few of the major structural problems in the world (debt, the unknowns of a quantitative easing ("QE") unwind, political uncertainty, China et al.) have gone away. In simple terms, a goldilocks scenario has been priced in but there remain elevated risks and no apparent margin of safety in valuations. Such growth as there is looks unlikely to drive a sharp pick-up in inflation. Even though the U.S. is pressing the reflation button of tax cuts, this does not guarantee that that the U.S. will reflate, especially given its starting point of one of the longest economic expansions in recent memory and already record-high margins. One might also point out that giving the wrong people (corporates and the wealthy) tax cuts does not in itself amount to a conventional hitting of the reflation button via fiscal policy. General use of fiscal policy to reflate Europe also looks questionable, given the Germans have to agree to it, which looks far from a foregone conclusion with a weakened Mrs. Merkel in discussions with the (socialist) Social Democratic Party (SPD) for a renewed Grand Coalition. However, even if there is very little probability of systematic German-led reflation in Europe, at least European fiscal policy as a whole no longer looks like a future drag and could be mildly expansionary.

•  Despite its many problems (debt, demographics, QE ad nauseam) Japan does not face the same political risk as the West, given that Prime Minister Abe has just been re-elected with a large majority.

Furthermore, the Japanese cabinet approved a draft tax measure to incentivize companies to increase wages and raise capex in December 2017, potentially lowering Japanese corporate tax rates from the current 30% to 20%. There is even some evidence that Japanese companies are at last taking measures to run themselves better, although this is very much on a stock-by-stock basis and generally their number is few. Japan just may have the ability to surprise on the upside from reflation, particularly as there is growing evidence of labor shortages driving up wages. However, as always in Japan, there are a frustratingly small number of investible companies that can benefit from this.

•  As bottom-up stock pickers, the substantial general rally in markets in 2017 aggravates the problem we have faced over the last few years of generally not having a sufficient margin of safety in the form of price to compensate us for potential risks, be they cyclical, macro or the threat of disruptive change. Certainly the market does not see a margin of safety as a principal concern, with the VIX, a common gauge of stock volatility, trading near all-time lows.(iv)

•  This means it has generally been difficult to find new holdings for all portfolios and there have been no obvious sectors which have been dramatically mispriced, so 2017 has been about stock picking rifle shots. Nonetheless, by casting the net wide and intensifying our search for new holdings, we have found five new holdings for Global Quality this year (and five in 2016). We are broadly encouraged by the performance of these holdings in 2017. To us, the risks look skewed more to the downside than upside. If widespread hopes of a continuation of the current synchronized pick-up in world growth fail to materialize, the current backdrop of high valuation and low concern for risk make preservation of capital the key concern. To us, high-quality companies, which should still be better able to grow sales and profits in a downturn, look the best relative bet, even if they are unexciting in absolute terms.

(iv)  Source: Chicago Board Options Exchange Market Volatility Index, December 31, 2017.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Global Quality Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on August 30, 2013.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI World Index(1) and the Lipper Global Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2017 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class I Shares w/o sales charges(4)	22.86%	—	—	10.80%
Fund — Class A Shares w/o sales charges(4)	22.45	—	—	10.44
Fund — Class A Shares with maximum 5.25% sales charges(4)	16.00	—	—	9.09
Fund — Class L Shares w/o sales charges(4)	21.80	—	—	9.88
Fund — Class C Shares w/o sales charges(6)	21.46	—	—	8.72
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	20.46	—	—	8.72
Fund — Class IS Shares w/o sales charges(5)	22.91	—	—	10.23
MSCI World Index	22.40	—	—	10.67
Lipper Global Large-Cap Growth Funds Index	27.57	—	—	10.95

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI World Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in US dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Global Large-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on August 30, 2013.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments

Global Quality Portfolio

	Shares	Value (000)
Common Stocks (96.3%)
Canada (0.8%)
Constellation Software, Inc.	132	$80
France (6.6%)
L'Oreal SA	1,460	324
Pernod Ricard SA	1,669	264
Sanofi	1,359	117
		705
Germany (5.5%)
Bayer AG (Registered)	1,064	132
SAP SE	4,004	449
		581
Hong Kong (1.1%)
AIA Group Ltd.	14,000	119
Netherlands (0.9%)
RELX N.V.	4,108	95
Switzerland (3.9%)
Nestle SA (Registered)	305	26
Novartis AG (Registered)	2,613	221
Roche Holding AG (Genusschein)	673	170
		417
United Kingdom (20.0%)
British American Tobacco PLC	5,034	340
British American Tobacco PLC ADR	2,625	176
Experian PLC	3,149	69
GlaxoSmithKline PLC	17,839	315
Prudential PLC	6,418	165
Reckitt Benckiser Group PLC	4,755	444
RELX PLC	9,599	225
Unilever PLC	6,961	386
		2,120
United States (57.5%)
Accenture PLC, Class A	4,552	697
Alphabet, Inc., Class A (a)	564	594
Altria Group, Inc.	2,648	189
Automatic Data Processing, Inc.	1,592	187
Coca-Cola Co. (The)	4,353	200
Danaher Corp.	2,172	202
Factset Research Systems, Inc.	701	135
Fidelity National Information Services, Inc.	1,480	139
International Flavors & Fragrances, Inc.	204	31
Intuit, Inc.	462	73
Johnson & Johnson	1,177	165
Medtronic PLC	2,691	217
Microsoft Corp.	7,247	620
Moody's Corp.	436	64
Nielsen Holdings PLC	2,778	101
NIKE, Inc., Class B	5,377	336
Philip Morris International, Inc.	2,943	311
Priceline Group, Inc. (The) (a)	216	375
Twenty-First Century Fox, Inc., Class A	6,748	233
	Shares	Value (000)
Twenty-First Century Fox, Inc., Class B	6,924	$236
Visa, Inc., Class A	3,749	428
Walt Disney Co. (The)	2,539	273
Zoetis, Inc.	4,309	310
		6,116
Total Common Stocks (Cost $8,192)		10,233
Short-Term Investment (2.7%)
Investment Company (2.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $286)	286,001	286
Total Investments (99.0%) (Cost $8,478) (b)(c)		10,519
Other Assets in Excess of Liabilities (1.0%)		111
Net Assets (100.0%)		$10,630

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $3,861,000 and 36.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $8,652,000. The aggregate gross unrealized appreciation is approximately $1,925,000 and the aggregate gross unrealized depreciation is approximately $58,000, resulting in net unrealized appreciation of approximately $1,867,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	31.9%
Information Technology Services	13.8
Pharmaceuticals	13.6
Software	11.6
Tobacco	9.7
Media	7.1
Personal Products	6.7
Internet Software & Services	5.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Quality Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $8,192)	$10,233
Investment in Security of Affiliated Issuer, at Value (Cost $286)	286
Total Investments in Securities, at Value (Cost $8,478)	10,519
Foreign Currency, at Value (Cost $4)	4
Due from Adviser	71
Receivable for Fund Shares Sold	35
Dividends Receivable	21
Tax Reclaim Receivable	20
Receivable from Affiliate	—	@
Other Assets	39
Total Assets	10,709
Liabilities:
Payable for Professional Fees	48
Payable for Custodian Fees	16
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Administration Fees	1
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Other Liabilities	9
Total Liabilities	79
Net Assets	$10,630
Net Assets Consist Of:
Paid-in-Capital	$8,646
Accumulated Net Investment Income	5
Accumulated Net Realized Loss	(62)
Unrealized Appreciation (Depreciation) on:
Investments	2,041
Foreign Currency Translations	(—	@)
Net Assets	$10,630

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Quality Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2017 (000)
CLASS I:
Net Assets	$5,334
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	427,625
Net Asset Value, Offering and Redemption Price Per Share	$12.47
CLASS A:
Net Assets	$2,243
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	180,270
Net Asset Value, Redemption Price Per Share	$12.44
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.69
Maximum Offering Price Per Share	$13.13
CLASS L:
Net Assets	$1,611
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	129,838
Net Asset Value, Offering and Redemption Price Per Share	$12.41
CLASS C:
Net Assets	$1,430
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	116,648
Net Asset Value, Offering and Redemption Price Per Share	$12.26
CLASS IS:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	973
Net Asset Value, Offering and Redemption Price Per Share	$12.47

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Quality Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $6 of Foreign Taxes Withheld)	$201
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	202
Expenses:
Professional Fees	121
Advisory Fees (Note B)	78
Registration Fees	64
Shareholder Services Fees — Class A (Note D)	5
Distribution and Shareholder Services Fees — Class L (Note D)	13
Distribution and Shareholder Services Fees — Class C (Note D)	11
Custodian Fees (Note F)	27
Shareholder Reporting Fees	15
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Administration Fees (Note C)	8
Pricing Fees	6
Directors' Fees and Expenses	3
Sub Transfer Agency Fees — Class I	—	@
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	—	@
Other Expenses	19
Total Expenses	382
Expenses Reimbursed by Adviser (Note B)	(170)
Waiver of Advisory Fees (Note B)	(78)
Reimbursement of Class Specific Expenses — Class I (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class A (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class L (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	131
Net Investment Income	71
Realized Gain:
Investments Sold	675
Foreign Currency Transactions	1
Realized Gain	676
Change in Unrealized Appreciation (Depreciation):
Investments	1,191
Foreign Currency Translations	3
Net Change in Unrealized Appreciation (Depreciation)	1,194
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,870
Net Increase in Net Assets Resulting from Operations	$1,941

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Quality Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$71	$142
Net Realized Gain	676	561
Net Change in Unrealized Appreciation (Depreciation)	1,194	(78)
Net Increase in Net Assets Resulting from Operations	1,941	625
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(51)	(80)
Net Realized Gain	(283)	(397)
Class A:
Net Investment Income	(15)	(29)
Net Realized Gain	(114)	(164)
Class L:
Net Investment Income	(1)	(20)
Net Realized Gain	(87)	(174)
Class C:
Net Investment Income	(2)	(7)
Net Realized Gain	(76)	(66)
Class IS:
Net Investment Income	(— @)	(— @)
Net Realized Gain	(1)	(1)
Total Distributions	(630)	(938)
Capital Share Transactions:(1)
Class I:
Subscribed	911	1,322
Distributions Reinvested	188	281
Redeemed	(408)	(6,116)
Class A:
Subscribed	623	222
Distributions Reinvested	121	182
Redeemed	(939)	(1,345)
Class L:
Exchanged	—	13
Distributions Reinvested	81	184
Redeemed	(941)	(733)
Class C:
Subscribed	543	251
Distributions Reinvested	77	72
Redeemed	(136)	(105)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	120	(5,772)
Total Increase (Decrease) in Net Assets	1,431	(6,085)
Net Assets:
Beginning of Period	9,199	15,284
End of Period (Including Accumulated Undistributed Net Investment Income of $5 and $4)	$10,630	$9,199

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Quality Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	76	114
Shares Issued on Distributions Reinvested	15	25
Shares Redeemed	(33)	(516)
Net Increase (Decrease) in Class I Shares Outstanding	58	(377)
Class A:
Shares Subscribed	50	20
Shares Issued on Distributions Reinvested	10	16
Shares Redeemed	(82)	(118)
Net Decrease in Class A Shares Outstanding	(22)	(82)
Class L:
Shares Exchanged	—	1
Shares Issued on Distributions Reinvested	7	17
Shares Redeemed	(81)	(65)
Net Decrease in Class L Shares Outstanding	(74)	(47)
Class C:
Shares Subscribed	45	22
Shares Issued on Distributions Reinvested	6	7
Shares Redeemed	(11)	(10)
Net Increase in Class C Shares Outstanding	40	19

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Quality Portfolio

	Class I
	Year Ended December 31,				Period from August 30, 2013(2) to
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	December 31, 2013
Net Asset Value, Beginning of Period	$10.81	$11.43	$11.34	$11.28	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.13	0.17	0.15	0.17	(0.00	)(4)
Net Realized and Unrealized Gain	2.35	0.29	0.46	0.13	1.28
Total from Investment Operations	2.48	0.46	0.61	0.30	1.28
Distributions from and/or in Excess of:
Net Investment Income	(0.13)	(0.20)	(0.18)	(0.13)	—

Net Realized Gain	(0.69)	(0.88)	(0.34)	(0.11)	—
Total Distributions	(0.82)	(1.08)	(0.52)	(0.24)	—

Net Asset Value, End of Period	$12.47		$10.81		$11.43		$11.34		$11.28
Total Return(5)	22.86%		4.20%		5.27%		2.66%		12.80	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,334		$3,993		$8,531		$14,579		$7,440
Ratio of Expenses to Average Net Assets(11)	1.00	%(6)	0.99	%(6)	0.97	%(6)	1.11	%(6)(7)	1.19	%(6)(10)
Ratio of Net Investment Income (Loss) to Average Net Assets(11)	1.10	%(6)	1.46	%(6)	1.26	%(6)	1.49	%(6)	(0.12	)%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01	%(10)
Portfolio Turnover Rate	39%		35%		61%		31%		8	%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.54%		2.45%		2.21%		2.34%		4.86	%(10)
Net Investment Income (Loss) to Average Net Assets	(1.44)%		(0.00	)%(8)	0.02%		0.26%		(3.79	)%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective October 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to October 1, 2014, the maximum ratio was 1.20% for Class I shares.

(8)  Amount is less than 0.005%.

(9)  Not annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Quality Portfolio

	Class A
	Year Ended December 31,				Period from August 30, 2013(2) to
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	December 31, 2013
Net Asset Value, Beginning of Period	$10.79	$11.40	$11.32	$11.27	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.08	0.11	0.11	0.12	(0.02)
Net Realized and Unrealized Gain	2.35	0.32	0.45	0.14	1.29
Total from Investment Operations	2.43	0.43	0.56	0.26	1.27
Distributions from and/or in Excess of:
Net Investment Income	(0.09)	(0.16)	(0.14)	(0.10)	—

Net Realized Gain	(0.69)	(0.88)	(0.34)	(0.11)	—
Total Distributions	(0.78)	(1.04)	(0.48)	(0.21)	—

Net Asset Value, End of Period	$12.44		$10.79		$11.40		$11.32		$11.27
Total Return(4)	22.45%		3.83%		4.91%		2.34%		12.70	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,243		$2,182		$3,246		$4,331		$1,612
Ratio of Expenses to Average Net Assets(10)	1.35	%(5)	1.33	%(5)	1.30	%(5)	1.40	%(5)(6)	1.54	%(5)(9)
Ratio of Net Investment Income (Loss) to Average Net Assets(10)	0.66	%(5)	0.98	%(5)	0.98	%(5)	1.03	%(5)	(0.45	)%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01	%(9)
Portfolio Turnover Rate	39%		35%		61%		31%		8	%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.90%		2.85%		2.52%		2.62%		5.00	%(9)
Net Investment Loss to Average Net Assets	(1.89)%		(0.54)%		(0.24)%		(0.19)%		(3.91	)%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective October 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratios of 1.35% for Class A shares. Prior to October 1, 2014, the maximum ratio was 1.55% for Class A shares.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Quality Portfolio

	Class L
	Year Ended December 31,				Period from August 30, 2013(2) to
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	December 31, 2013
Net Asset Value, Beginning of Period	$10.76	$11.37	$11.29	$11.25	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.03	0.06	0.05	0.06	(0.03)
Net Realized and Unrealized Gain	2.32	0.31	0.45	0.14	1.28
Total from Investment Operations	2.35	0.37	0.50	0.20	1.25
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.10)	(0.08)	(0.05)	—
Net Realized Gain	(0.69)	(0.88)	(0.34)	(0.11)	—

Total Distributions	(0.70)	(0.98)	(0.42)	(0.16)	—

Net Asset Value, End of Period	$12.41		$10.76		$11.37		$11.29		$11.25
Total Return(4)	21.80%		3.31%		4.49%		1.74%		12.50	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,611		$2,194		$2,848		$2,723		$962
Ratio of Expenses to Average Net Assets(10)	1.85	%(5)	1.81	%(5)	1.81	%(5)	1.93	%(5)(6)	2.04	%(5)(9)
Ratio of Net Investment Income (Loss) to Average Net Assets(10)	0.24	%(5)	0.52	%(5)	0.46	%(5)	0.55	%(5)	(0.80	)%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01	%(9)
Portfolio Turnover Rate	39%		35%		61%		31%		8	%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.39%		3.35%		3.06%		3.15%		6.27	%(9)
Net Investment Loss to Average Net Assets	(2.30)%		(1.02)%		(0.79)%		(0.67)%		(5.03	)%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective October 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratios of 1.85% for Class L shares. Prior to October 1, 2014 the maximum ratio was 2.05% for Class L shares.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Quality Portfolio

	Class C
	Year Ended December 31,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$10.67		$11.30		$11.77
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	(0.01)		0.02		(0.03)
Net Realized and Unrealized Gain	2.30		0.32		0.02
Total from Investment Operations	2.29		0.34		(0.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.09)		(0.12)
Net Realized Gain	(0.69)		(0.88)		(0.34)
Total Distributions	(0.70)		(0.97)		(0.46)
Net Asset Value, End of Period	$12.26		$10.67		$11.30
Total Return(4)	21.46%		3.06%		(0.13	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,430		$819		$648
Ratio of Expenses to Average Net Assets(9)	2.10	%(5)	2.10	%(5)	2.10	%(5)(8)
Ratio of Net Investment Income (Loss) to Average Net Assets(9)	(0.06	)%(5)	0.17	%(5)	(0.39	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	39%		35%		61%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	4.71%		3.83%		3.80	%(8)
Net Investment Loss to Average Net Assets	(2.67)%		(1.56)%		(2.09	)%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Quality Portfolio

	Class IS
	Year Ended December 31,				Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	December 31, 2013
Net Asset Value, Beginning of Period	$10.81	$11.43	$11.34	$11.28	$10.28
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.14	0.16	0.16	0.17	(0.00	)(4)
Net Realized and Unrealized Gain	2.34	0.31	0.45	0.13	1.00
Total from Investment Operations	2.48	0.47	0.61	0.30	1.00
Distributions from and/or in Excess of:
Net Investment Income	(0.13)	(0.21)	(0.18)	(0.13)	—

Net Realized Gain	(0.69)	(0.88)	(0.34)	(0.11)	—
Total Distributions	(0.82)	(1.09)	(0.52)	(0.24)	—

Net Asset Value, End of Period	$12.47		$10.81		$11.43		$11.34		$11.28
Total Return(5)	22.91%		4.17%		5.38%		2.67%		9.73	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12		$11		$11		$11		$11
Ratio of Expenses to Average Net Assets(11)	0.95	%(6)	0.95	%(6)	0.95	%(6)	1.10	%(6)(7)	1.15	%(6)(10)
Ratio of Net Investment Income (Loss) to Average Net Assets(11)	1.15	%(6)	1.35	%(6)	1.31	%(6)	1.51	%(6)	(0.10	)%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)(10)
Portfolio Turnover Rate	39%		35%		61%		31%		8	%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	19.10%		19.36%		16.35%		19.72%		9.57	%(10)
Net Investment Loss to Average Net Assets	(17.00)%		(17.06)%		(14.09)%		(17.11)%		(8.52	)%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective October 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class IS shares. Prior to October 1, 2014, the maximum ratio was 1.15% for Class IS shares.

(8)  Amount is less than 0.005%.

(9)  Not annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Quality Portfolio. The Fund seeks long-term capital appreciation.

During the year ended December 31, 2017, Morgan Stanley Investment Management Company ("MSIM Company") served as the Sub-Adviser to the Fund. Effective December 31, 2017, MSIM Company is no longer a Sub-Adviser to the Fund.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017
Notes to Financial Statements (cont'd)

NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$200	$264	$—	$464
Capital Markets	199	—	—	199
Chemicals	31	—	—	31
Food Products	—	26	—	26
Health Care Equipment & Supplies	419	—	—	419
Household Products	—	444	—	444
Information Technology Services	1,451	—	—	1,451
Insurance	—	284	—	284
Internet & Direct Marketing Retail	375	—	—	375
Internet Software & Services	594	—	—	594
Media	742	—	—	742
Personal Products	—	710	—	710
Pharmaceuticals	475	955	—	1,430
Professional Services	101	389	—	490
Software	773	449	—	1,222
Textiles, Apparel & Luxury Goods	336	—	—	336
Tobacco	676	340	—	1,016
Total Common Stocks	6,372	3,861	—	10,233
Short-Term Investment
Investment Company	286	—	—	286
Total Assets	$6,658	$3,861	$—	$10,519

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $3,861,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2017, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $78,000 of advisory fees were waived and approximately $173,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

Effective December 31, 2017, MSIM Company is no longer a Sub-Adviser to the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee,

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the

Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $3,694,000 and $4,269,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$46	$3,433	$3,193	$1
Affiliated Investment Company (cont'd)	Realized Gain Loss (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$286

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions		2016 Distributions
Paid From:		Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$91	$539	$281	$655

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Accumulated Undistributed Net Investment Income (000)	Distribution in Excess of Net Realized Gain (000)	Paid-in- Capital (000)
$(1)	$1	$—

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$5	$113

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 69.5%.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Quality Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Quality Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from August 30, 2013 (commencement of operations) through December 31, 2013 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Quality Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from August 30, 2013 (commencement of operations) through December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017. For corporate shareholders, 82.1% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $539,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $91,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

34

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGQANN
2007534 EXP. 02.28.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Real Estate Portfolio

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	28
Federal Tax Notice	29
Privacy Notice	30
Director and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Real Estate Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Expense Example (unaudited)

Global Real Estate Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Real Estate Portfolio Class I	$1,000.00	$1,059.90	$1,019.91	$5.45	$5.35	1.05%
Global Real Estate Portfolio Class A	1,000.00	1,059.80	1,018.95	6.44	6.31	1.24
Global Real Estate Portfolio Class L	1,000.00	1,056.20	1,015.63	9.85	9.65	1.90
Global Real Estate Portfolio Class C	1,000.00	1,054.20	1,014.37	11.13	10.92	2.15
Global Real Estate Portfolio Class IS	1,000.00	1,060.60	1,020.32	5.04	4.94	0.97

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

Global Real Estate Portfolio

The Fund seeks to provide current income and capital appreciation.

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 9.73%, net of fees. The Fund's Class I shares underperformed against the Fund's benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors (the "Index"), which returned 11.08%, and underperformed the MSCI World Net Index, which returned 22.40%.

Factors Affecting Performance

•  The global real estate securities market gained 11.1% during the 12-month period ending December 31, 2017, as measured by the Index. Europe and Asia outperformed the global average, and North America underperformed the global average.

•  Overall, property stocks have been largely influenced by transactional evidence in the private markets of strong investor demand for core assets at valuations that demonstrate the acceptance of low expected returns. In addition, low government bond yields have bolstered share prices of listed property companies.

•  Property stocks in Europe, measured by the FTSE EPRA/NAREIT Developed EMEA Index, experienced the strongest gains over the period with a U.S. dollar ("USD") return of 29.1%.(i) The eurozone economy maintained its strong momentum at the end of the year, with rising workloads encouraging companies to take on new staff at the sharpest pace in more than a decade. However, political uncertainty remains high, created by the ongoing Brexit negotiations, lengthy coalition talks in Germany, an inconclusive election outcome in Catalonia and upcoming general elections in Italy. Property stocks in Asia, measured by the FTSE EPRA/NAREIT Developed Asia Index, gained 16.1%(i) in USD terms, as Hong Kong real estate operating companies ("REOCs") traded at the largest discount to net asset values ("NAVs") with NAVs still growing on healthy operating fundamentals and continued strength in asset values in the private markets. Property stocks in the U.S., measured by the FTSE EPRA/NAREIT U.S. Index, gained a USD return of 3.9%(i) and lagged Europe and Asia, largely dragged down by significant investor concerns over the retail sector. There were significant disparities in returns with strong share price gains in the manufactured home, data center and industrial sectors, and significant weakness in the student housing, mall and shopping center sectors.

•  Performance within the North American and Asian regional portfolios modestly contributed to relative performance, while the European regional portfolio detracted. Top-down global allocation detracted due to the underweight to Europe. Cash held in the Fund modestly detracted. In Asia, the Fund benefited from the overweight to Hong Kong and underweight to Japan; this was more than offset by the underweight to Singapore and stock selection in Hong Kong and Japan, which detracted. In Europe, the Fund benefited from stock selection in Germany; this was more than offset by the negative effect of the underweight to Germany and stock selection in Sweden and the U.K. In the U.S., the Fund benefited from stock selection within and the underweight to the shopping center and health care sectors, stock selection in the mall sector, and stock selection within and the overweight to the apartment sector; this was partially offset by relative losses from the overweight to the mall sector, stock selection within and the underweight to the net lease sector, and the underweight to the industrial sector.

•  The Fund's exposure to the U.S. Class A mall sector continues to be out of favor due to concerns over the secular decline of malls, driven by the recent increase in announcements of department store closures and other retailer bankruptcies, increased market share from e-commerce and media headlines regarding select instances of mall debt defaults and prospects for more. While we acknowledge these issues as legitimate concerns in the retail sector, the market is not distinguishing between the impact of retail industry issues on the Class A malls (which continue to experience favorable strength in operating fundamentals and are expected to remain resilient amid a challenging retail environment) versus the impact on lower/medium-quality malls, which are facing challenges in backfilling vacant

(i)  Source: FTSE

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

spaces and cash flow declines, thereby resulting in a significant valuation disparity between the public market valuation of high-quality malls versus the private market valuation of high-quality malls. As a result, the Fund has significant overweight exposure to the owners of U.S. Class A malls given the opportunity to own these assets at very attractive discounted valuations through companies with solid balance sheets. This has been a key detractor from Fund performance for the full-year period, but we would note it was the largest contributor to relative performance in the fourth quarter of 2017.

Management Strategies

•  The global portfolio is comprised of three regional portfolios with a global allocation which weights each of the three major regions (North America, Europe and Asia) relative to the Index based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, each of the regional portfolios reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ended December 31, 2017, the Fund was overweight the Asian listed property sector, modestly overweight the North American listed property sector, and underweight the European listed property sector. However, we would note that we have muted regional bets due to a lack of large valuation disparities among the regions and due to macro uncertainties, which may impact regional share prices far more than underlying fundamentals and valuations.

•  The Hong Kong REOCs continue to represent a significant overweight in the global portfolio, as the stocks offer highly attractive value given the wide discrepancy between public and private valuations, and relative to other public listed property markets. The stocks ended the period trading at an average 34% discount to net asset values NAVs,(i) which represented the widest discounts on a global basis despite healthy operating fundamentals, solid recurring cash flow growth and continued strength in asset values in the private markets, as well as improving corporate governance and capital management. The discounted valuations are further accentuated as the Hong Kong REOCs maintain very modest leverage levels. In Japan, there is a significant disparity in valuations with the Japan REOCs trading at 19% discount and the Japan real estate investment trusts ("REITs") trading at a 7% premium.(ii) The investment market remains active but there is some caution due to all-time low capitalization (cap) rates and continued policy uncertainty. In Australia, office market fundamentals are witnessing improved rental growth in key markets. In the retail sector, operating fundamentals remain lackluster. The Australian REIT sector ended the period trading at an average 6% premium to NAVs(ii) and remains far less attractive relative to the Hong Kong REOCs within Asia.

•  In Europe, property stocks in the U.K. ended the period trading at an average 4% discount to NAVs, with the large-cap U.K. Majors and London office specialists trading at attractive discounted valuations of 15% and 8%,(ii) respectively, which are well in excess of expected asset value declines. In the U.K., the Brexit vote has created expectations for declines in NAVs but transaction and leasing activity to date have indicated these declines have been more modest than initially expected. Property stocks on the Continent ended the period trading at an average 2% premium to NAVs, although there is disparity in valuations within the Continent, with the Continental retail stocks trading at an average 5% discount, and German residential stocks trading at an average 8% premium.(ii) On the Continent, select prospects for better operating fundamentals may support valuations after significant cap rate compression. Within Europe, we are overweight the U.K. Majors and London office specialists, Continental retail, Ireland and French office, and underweight Germany and other segments in the U.K., Sweden and Belgium.

•  In the U.S., with asset values for high-quality assets having fully recovered and now, on average, approximately 20% in excess of peak levels achieved in 2007, the overall REIT market ended the period trading at an approximate 2% premium to NAVs,(ii)

(i)  Source: FTSE

(ii)  Source: Morgan Stanley Investment Management, as of December 31, 2017

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

although there is wider-than-typical disparity in relative valuations among the sectors. The current valuation disparity may generally be described in three categories: Premiums, Near Par and at Significant Discounts to NAVs. Premiums are sectors with perceived defensive characteristics which have been the greatest beneficiaries of the lower-for-longer interest rate environment that has been pervasive in recent years (net lease, health care) and/or benefiting from secular demand growth of digital technology and e-commerce (industrial, data center); Near Par are sectors experiencing decelerating same-store net operating income growth due to conventional supply-demand factors (storage, hotels, apartment, office ex-NYC); and Significant Discounts are sectors experiencing extreme negative investor sentiment (NYC office and retail). We think that the most attractive value can be found in the companies that own NYC office and Class A mall assets as they are trading at the most significant discounts to NAVs despite significant transactional evidence for NYC office assets that continue to demonstrate strength in asset values and continued resilience in cash flow growth for the Class A malls, despite the headwind of elevated store closures. Within the U.S., our company-specific research leads us to an overweighting in the portfolio to a group of companies that are focused in the ownership of NYC office assets, Class A malls, and a number of out-of-favor companies, and an underweighting to companies concentrated in the ownership of net lease, health care and shopping center assets. The portfolio is underweight Canada given less attractive valuations relative to the various significantly discounted property sectors in the U.S.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

Performance Compared to the FTSE EPRA/NAREIT Developed Real Estate Index —Net Total Return to U.S. Investors(1), the MSCI World Net Index(2)and the Lipper Global Real Estate Funds Average(3)

	Period Ended December 31, 2017 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(5)	9.73%	5.84%	3.83%	4.07%
Fund — Class A Shares w/o sales charges(5)	9.44	5.54	3.55	3.79
Fund — Class A Shares with maximum 5.25% sales charges(5)	3.73	4.41	2.99	3.30
Fund — Class L Shares w/o sales charges(6)	8.89	5.04	—	3.77
Fund — Class C Shares w/o sales charges(8)	8.54	—	—	2.14
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	7.54	—	—	2.14
Fund — Class IS Shares w/o sales charges(7)	9.80	—	—	6.31
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors	11.08	6.96	3.79	4.09
MSCI World Net Index	22.40	11.64	5.03	6.09
Lipper Global Real Estate Funds Average	11.51	6.36	3.71	3.30

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net Total Return to U.S. investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Global Real Estate Funds Average tracks the performance of all funds in the Lipper Global Real Estate Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Fund was in the Lipper Global Real Estate Funds classification.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on August 30, 2006.

(6)  Commenced offering on June 16, 2008.

(7)  Commenced offering September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (94.7%)
Australia (4.9%)
Dexus REIT	936,585	$7,113
Goodman Group REIT	1,569,524	10,289
GPT Group (The) REIT	2,208,703	8,793
Mirvac Group REIT	2,881,095	5,267
Scentre Group REIT	5,374,513	17,539
Stockland REIT	1,684,784	5,893
Vicinity Centres REIT	3,259,497	6,925
Westfield Corp. REIT	2,350,102	17,415
		79,234
Austria (0.4%)
Atrium European Real Estate Ltd. (a)	347,394	1,730
BUWOG AG (a)	143,356	4,935
		6,665
Canada (1.5%)
Boardwalk REIT	34,991	1,199
Crombie Real Estate Investment Trust REIT	211,914	2,326
Extendicare, Inc.	115,407	840
First Capital Realty, Inc.	434,482	7,162
H&R Real Estate Investment Trust REIT	164,702	2,799
RioCan Real Estate Investment Trust REIT	443,605	8,597
SmartCentres Real Estate Investment Trust REIT	59,694	1,468
		24,391
China (0.7%)
China Overseas Land & Investment Ltd. (b)	1,464,000	4,712
China Resources Land Ltd. (b)	688,000	2,021
China Vanke Co., Ltd. H Shares (b)	584,400	2,327
Guangzhou R&F Properties Co., Ltd. H Shares (b)	1,088,000	2,453
		11,513
Finland (0.2%)
Citycon Oyj	1,435,806	3,717
France (4.0%)
Carmila SA REIT	58,363	1,626
Fonciere Des Regions REIT	35,876	4,065
Gecina SA REIT	66,036	12,184
ICADE REIT	45,304	4,453
Klepierre SA REIT	292,399	12,858
Mercialys SA REIT	238,861	5,285
Unibail-Rodamco SE REIT	95,160	23,973
		64,444
Germany (2.0%)
ADO Properties SA (c)	31,159	1,581
Deutsche Wohnen SE	231,460	10,092
LEG Immobilien AG	26,055	2,974
Vonovia SE	345,399	17,097
		31,744
	Shares	Value (000)
Hong Kong (11.4%)
Champion REIT	4,607,000	$3,378
CK Asset Holdings Ltd.	2,468,500	21,577
Henderson Land Development Co., Ltd.	828,762	5,462
Hongkong Land Holdings Ltd.	3,542,700	24,912
Hysan Development Co., Ltd.	2,634,014	13,981
Link REIT	2,658,775	24,638
New World Development Co., Ltd.	7,280,758	10,939
Sino Land Co., Ltd.	863,894	1,529
Sun Hung Kai Properties Ltd.	2,363,367	39,368
Swire Properties Ltd.	5,758,800	18,574
Wharf Holdings Ltd. (The)	1,937,763	6,701
Wharf Real Estate Investment Co., Ltd. (a)	2,048,075	13,631
		184,690
Ireland (0.7%)
Green REIT PLC	3,225,104	6,017
Hibernia REIT PLC	2,715,396	4,984
		11,001
Japan (8.6%)
Activia Properties, Inc. REIT	1,077	4,507
Advance Residence Investment Corp. REIT	1,690	4,155
Daiwa Office Investment Corp. REIT	183	965
GLP J-REIT	5,388	5,822
Hulic Co., Ltd.	494,500	5,535
Hulic REIT, Inc.	897	1,306
Invincible Investment Corp. REIT	8,890	3,779
Japan Hotel REIT Investment Corp.	3,058	2,052
Japan Prime Realty Investment Corp. REIT	229	728
Japan Real Estate Investment Corp. REIT	1,535	7,288
Japan Retail Fund Investment Corp. REIT	3,577	6,557
Kenedix Office Investment Corp. REIT	241	1,368
Mitsubishi Estate Co., Ltd.	1,621,900	28,181
Mitsui Fudosan Co., Ltd.	1,304,600	29,246
Nippon Building Fund, Inc. REIT	2,044	10,000
Nippon Prologis, Inc. REIT	1,607	3,397
Nomura Real Estate Master Fund, Inc. REIT	5,912	7,340
Orix, Inc. J-REIT	1,959	2,714
Sumitomo Realty & Development Co., Ltd.	289,000	9,486
United Urban Investment Corp. REIT	3,961	5,696
		140,122
Malta (0.0%)
BGP Holdings PLC (a)(d)(e)	12,867,024	15
Netherlands (0.5%)
Eurocommercial Properties N.V. CVA REIT	170,603	7,432
Wereldhave N.V. REIT	6,298	302
		7,734

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
Norway (0.3%)
Entra ASA (c)	280,108	$4,161
Norwegian Property ASA	700,861	905
		5,066
Singapore (1.1%)
APAC Realty Ltd. (a)	974,900	637
Ascendas Real Estate Investment Trust REIT	1,389,900	2,826
CapitaLand Commercial Trust REIT	2,337,195	3,371
CapitaLand Ltd.	588,700	1,551
CapitaLand Mall Trust REIT	1,821,400	2,899
EC World Real Estate Investment Trust Unit REIT	459,200	261
Keppel REIT	2,576,930	2,432
Mapletree Industrial Trust REIT	261,600	397
Suntec Real Estate Investment Trust REIT	943,900	1,515
UOL Group Ltd.	303,976	2,016
		17,905
Spain (0.9%)
Hispania Activos Inmobiliarios SOCIMI SA REIT	240,794	4,530
Inmobiliaria Colonial Socimi SA REIT	183,546	1,820
Merlin Properties Socimi SA REIT	622,429	8,427
		14,777
Sweden (0.7%)
Atrium Ljungberg AB, Class B	149,068	2,367
Castellum AB	223,693	3,772
Hufvudstaden AB, Class A	292,272	4,676
		10,815
Switzerland (0.6%)
PSP Swiss Property AG (Registered)	96,934	9,186
Swiss Prime Site AG (Registered) (a)	9,301	858
		10,044
United Kingdom (5.9%)
British Land Co., PLC (The) REIT	2,212,266	20,640
Capital & Counties Properties PLC	90,779	392
Capital & Regional PLC REIT	1,705,288	1,346
Derwent London PLC REIT	302,935	12,749
Grainger PLC	171,809	669
Great Portland Estates PLC REIT	1,404,124	13,044
Hammerson PLC REIT	1,160,456	8,566
Intu Properties PLC REIT	1,133,335	3,869
Land Securities Group PLC REIT	1,779,717	24,137
LXB Retail Properties PLC (a)	3,172,353	980
Segro PLC REIT	140,928	1,116
St. Modwen Properties PLC	655,724	3,587
Urban & Civic PLC	1,032,701	4,001
Workspace Group PLC REIT	19,303	261
		95,357
United States (50.3%)
Alexandria Real Estate Equities, Inc. REIT	51,335	6,704
American Campus Communities, Inc. REIT	19,570	803
American Homes 4 Rent, Class A REIT	413,938	9,040
AvalonBay Communities, Inc. REIT	138,904	24,782
	Shares	Value (000)
Blackstone Mortgage Trust, Inc., Class A REIT	135,490	$4,360
Boston Properties, Inc. REIT	427,848	55,633
Brandywine Realty Trust REIT	157,148	2,859
Brixmor Property Group, Inc. REIT	311,644	5,815
Camden Property Trust REIT	192,489	17,721
CBL & Associates Properties, Inc. REIT	37,892	214
Chesapeake Lodging Trust REIT	129,447	3,507
Cousins Properties, Inc. REIT	471,378	4,360
CubeSmart REIT	444,276	12,848
DCT Industrial Trust, Inc. REIT	230,088	13,525
DDR Corp. REIT	141,010	1,263
Digital Realty Trust, Inc. REIT	98,490	11,218
Douglas Emmett, Inc. REIT	47,536	1,952
Duke Realty Corp. REIT	174,510	4,748
Education Realty Trust, Inc. REIT	124,340	4,342
Equity Lifestyle Properties, Inc. REIT	2,587	230
Equity Residential REIT	452,772	28,873
Essex Property Trust, Inc. REIT	53,773	12,979
Exeter Industrial Value Fund, LP REIT (See Note A-4) (a)(d)(e)(f)	1,860,000	208
Federal Realty Investment Trust REIT	23,402	3,108
Gaming and Leisure Properties, Inc. REIT	165,558	6,126
GGP, Inc. REIT	1,446,540	33,835
HCP, Inc. REIT	499,554	13,028
Healthcare Realty Trust, Inc. REIT	538,940	17,311
Healthcare Trust of America, Inc., Class A REIT	257,099	7,723
Hilton Worldwide Holdings, Inc.	62,747	5,011
Host Hotels & Resorts, Inc. REIT	416,164	8,261
Invitation Homes, Inc. REIT	363,998	8,579
JBG SMITH Properties REIT	295,220	10,253
Kilroy Realty Corp. REIT	193,272	14,428
LaSalle Hotel Properties REIT	850,396	23,871
Liberty Property Trust REIT	78,705	3,385
Life Storage, Inc. REIT	116,297	10,359
Macerich Co. (The) REIT	273,761	17,981
Mack-Cali Realty Corp. REIT	514,688	11,097
National Retail Properties, Inc. REIT	159,129	6,863
Paramount Group, Inc. REIT	731,754	11,598
Pennsylvania Real Estate Investment Trust REIT	271,842	3,232
ProLogis, Inc. REIT	403,447	26,026
Public Storage REIT	178,543	37,316
QTS Realty Trust, Inc., Class A REIT	240,049	13,001
Regency Centers Corp. REIT	263,822	18,251
Rexford Industrial Realty, Inc. REIT	230,195	6,713
RLJ Lodging Trust REIT	300,750	6,607
Simon Property Group, Inc. REIT	651,466	111,883
SL Green Realty Corp. REIT	410,474	41,429
Starwood Property Trust, Inc. REIT	164,360	3,509
Tanger Factory Outlet Centers, Inc. REIT	130,943	3,471
Taubman Centers, Inc. REIT	171,903	11,248
Tier REIT, Inc. REIT	69,800	1,423
UDR, Inc. REIT	175,965	6,778
Ventas, Inc. REIT	150,135	9,010

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
United States (cont'd)
VEREIT, Inc. REIT	1,010,592	$7,873
Vornado Realty Trust REIT	773,091	60,440
Welltower, Inc. REIT	117,875	7,517
		816,528
Total Common Stocks (Cost $1,224,036)		1,535,762
Short-Term Investment (4.5%)
Investment Company (4.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $73,614)	73,613,712	73,614
Total Investments (99.2%) (Cost $1,297,650) (g)(h)		1,609,376
Other Assets in Excess of Liabilities (0.8%)		12,961
Net Assets (100.0%)		$1,622,337

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Security has been deemed illiquid at December 31, 2017.

(e)  At December 31, 2017, the Fund held fair valued securities valued at approximately $223,000, representing less than 0.05% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(f)  Restricted security valued at fair value and not registered under the Securities Act of 1933. Exeter Industrial Value Fund, LP was acquired between 11/07 - 4/11 and has a current cost basis of $0. At December 31, 2017, this security had an aggregate market value of approximately $208,000, representing less than 0.05% of net assets.

(g)  The approximate fair value and percentage of net assets, $681,197,000 and 42.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(h)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $1,350,294,000. The aggregate gross unrealized appreciation is approximately $274,049,000 and the aggregate gross unrealized depreciation is approximately $14,967,000, resulting in net unrealized appreciation of approximately $259,082,000.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	30.4%
Retail	23.9
Other*	19.7
Office	15.7
Residential	10.3
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,224,036)	$1,535,762
Investment in Security of Affiliated Issuer, at Value (Cost $73,614)	73,614
Total Investments in Securities, at Value (Cost $1,297,650)	1,609,376
Foreign Currency, at Value (Cost $7,844)	7,946
Dividends Receivable	5,387
Receivable for Fund Shares Sold	4,367
Receivable for Investments Sold	2,274
Tax Reclaim Receivable	455
Receivable from Affiliate	55
Other Assets	103
Total Assets	1,629,963
Liabilities:
Payable for Fund Shares Redeemed	3,815
Payable for Advisory Fees	3,240
Payable for Custodian Fees	168
Payable for Administration Fees	108
Payable for Sub Transfer Agency Fees — Class I	94
Payable for Sub Transfer Agency Fees — Class A	3
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Professional Fees	61
Payable for Investments Purchased	16
Payable for Transfer Agency Fees — Class I	5
Payable for Transfer Agency Fees — Class A	5
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	4
Payable for Shareholder Services Fees — Class A	4
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	100
Total Liabilities	7,626
Net Assets	$1,622,337
Net Assets Consist Of:
Paid-in-Capital	$1,340,798
Distributions in Excess of Net Investment Income	(4,412)
Distributions in Excess of Net Realized Gain	(25,900)
Unrealized Appreciation (Depreciation) on:
Investments	311,726
Foreign Currency Translations	125
Net Assets	$1,622,337

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2017 (000)
CLASS I:
Net Assets	$553,319
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	49,695,845
Net Asset Value, Offering and Redemption Price Per Share	$11.13
CLASS A:
Net Assets	$17,701
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,594,421
Net Asset Value, Redemption Price Per Share	$11.10
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.62
Maximum Offering Price Per Share	$11.72
CLASS L:
Net Assets	$1,344
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	122,154
Net Asset Value, Offering and Redemption Price Per Share	$11.01
CLASS C:
Net Assets	$327
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	30,158
Net Asset Value, Offering and Redemption Price Per Share	$10.83
CLASS IS:
Net Assets	$1,049,646
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	94,266,400
Net Asset Value, Offering and Redemption Price Per Share	$11.13

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1,981 of Foreign Taxes Withheld)	$49,495
Dividends from Security of Affiliated Issuer (Note G)	160
Total Investment Income	49,655
Expenses:
Advisory Fees (Note B)	13,072
Administration Fees (Note C)	1,230
Sub Transfer Agency Fees — Class I	429
Sub Transfer Agency Fees — Class A	19
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	— @
Custodian Fees (Note F)	225
Professional Fees	129
Registration Fees	104
Shareholder Services Fees — Class A (Note D)	72
Distribution and Shareholder Services Fees — Class L (Note D)	10
Distribution and Shareholder Services Fees — Class C (Note D)	3
Shareholder Reporting Fees	63
Transfer Agency Fees — Class I (Note E)	18
Transfer Agency Fees — Class A (Note E)	17
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	16
Directors' Fees and Expenses	43
Pricing Fees	15
Other Expenses	96
Expenses Before Non Operating Expenses	15,566
Bank Overdraft Expense	16
Total Expenses	15,582
Reimbursement of Class Specific Expenses — Class I (Note B)	(110)
Reimbursement of Class Specific Expenses — Class L (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(32)
Net Expenses	15,438
Net Investment Income	34,217
Realized Gain:
Investments Sold	97,390
Foreign Currency Transactions	241
Realized Gain	97,631
Change in Unrealized Appreciation (Depreciation):
Investments	12,887
Foreign Currency Translations	187
Net Change in Unrealized Appreciation (Depreciation)	13,074
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	110,705
Net Increase in Net Assets Resulting from Operations	$144,922

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase in Net Assets:
Operations:
Net Investment Income	$34,217	$41,130
Net Realized Gain	97,631	20,091
Net Change in Unrealized Appreciation (Depreciation)	13,074	12,821
Net Increase in Net Assets Resulting from Operations	144,922	74,042
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(6,871)	(14,704)
Net Realized Gain	(23,992)	(1,849)
Paid-in-Capital	—	(725)
Class A:
Net Investment Income	(157)	(2,970)
Net Realized Gain	(883)	(429)
Paid-in-Capital	—	(168)
Class L:
Net Investment Income	(6)	(27)
Net Realized Gain	(62)	(6)
Paid-in-Capital	—	(2)
Class C:
Net Investment Income	(1)	(7)
Net Realized Gain	(15)	(1)
Paid-in-Capital	—	(1)
Class IS:
Net Investment Income	(13,965)	(40,319)
Net Realized Gain	(46,535)	(4,880)
Paid-in-Capital	—	(1,912)
Total Distributions	(92,487)	(68,000)
Capital Share Transactions:(1)
Class I:
Subscribed	238,648	114,459
Distributions Reinvested	23,199	15,837
Redeemed	(191,961)	(862,678)
Class A:
Subscribed	6,572	94,427
Distributions Reinvested	1,029	3,558
Redeemed	(84,462)	(138,133)
Class L:
Exchanged	2	—
Distributions Reinvested	67	35
Redeemed	(256)	(3,106)
Class C:
Subscribed	13	115
Distributions Reinvested	16	8
Redeemed	(18)	(5)
Class IS:
Subscribed	162,578	791,778
Distributions Reinvested	56,577	40,976
Redeemed	(463,908)	(587,231)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(251,904)	(529,960)
Total Decrease in Net Assets	(199,469)	(523,918)
Net Assets:
Beginning of Period	1,821,806	2,345,724
End of Period (Including Distributions in Excess of Net Investment Income of $(4,412) and $(27,921))	$1,622,337	$1,821,806

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Global Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	21,034	10,334
Shares Issued on Distributions Reinvested	2,077	1,491
Shares Redeemed	(17,249)	(78,399)
Net Increase (Decrease) in Class I Shares Outstanding	5,862	(66,574)
Class A:
Shares Subscribed	593	8,746
Shares Issued on Distributions Reinvested	92	337
Shares Redeemed	(7,750)	(13,041)
Net Decrease in Class A Shares Outstanding	(7,065)	(3,958)
Class L:
Shares Exchanged	— @@	—
Shares Issued on Distributions Reinvested	6	3
Shares Redeemed	(23)	(289)
Net Decrease in Class L Shares Outstanding	(17)	(286)
Class C:
Shares Subscribed	1	10
Shares Issued on Distributions Reinvested	2	1
Shares Redeemed	(2)	(— @@)
Net Increase in Class C Shares Outstanding	1	11
Class IS:
Shares Subscribed	14,534	72,096
Shares Issued on Distributions Reinvested	5,065	3,858
Shares Redeemed	(41,989)	(53,032)
Net Increase (Decrease) in Class IS Shares Outstanding	(22,390)	22,922

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$10.76		$10.80		$11.10		$9.91		$9.77
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.25		0.21		0.18		0.20		0.18
Net Realized and Unrealized Gain (Loss)	0.80		0.15		(0.28)		1.19		0.16
Total from Investment Operations	1.05		0.36		(0.10)		1.39		0.34
Distributions from and/or in Excess of:
Net Investment Income	(0.15)		(0.34)		(0.20)		(0.20)		(0.20)
Net Realized Gain	(0.53)		(0.04)		—		—		—
Paid-in-Capital	—		(0.02)		—		—		—
Total Distributions	(0.68)		(0.40)		(0.20)		(0.20)		(0.20)
Net Asset Value, End of Period	$11.13		$10.76		$10.80		$11.10		$9.91
Total Return(3)	9.73%		3.42%		(0.94)%		14.08%		3.55%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$553,319		$471,790		$1,192,624		$1,828,656		$1,793,614
Ratio of Expenses to Average Net Assets(6)	1.05	%(4)	1.04	%(4)	1.05	%(4)	1.05	%(4)	1.02	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.05	%(4)	N/A		1.05	%(4)	N/A		1.02	%(4)
Ratio of Net Investment Income to Average Net Assets(6)	2.20	%(4)	1.88	%(4)	1.65	%(4)	1.85	%(4)	1.77	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	39	%(6)	26%		29%		32%		33%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.07%		1.04%		1.05%		1.05%		N/A
Net Investment Income to Average Net Assets	2.18%		1.88%		1.65%		1.85%		N/A

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Real Estate Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$10.71		$10.74		$11.05		$9.86		$9.72
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.17		0.17		0.16		0.17		0.15
Net Realized and Unrealized Gain (Loss)	0.84		0.16		(0.30)		1.19		0.15
Total from Investment Operations	1.01		0.33		(0.14)		1.36		0.30
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.30)		(0.17)		(0.17)		(0.16)
Net Realized Gain	(0.53)		(0.04)		—		—		—
Paid-in-Capital	—		(0.02)		—		—		—
Total Distributions	(0.62)		(0.36)		(0.17)		(0.17)		(0.16)
Net Asset Value, End of Period	$11.10		$10.71		$10.74		$11.05		$9.86
Total Return(3)	9.44%		3.12%		(1.25)%		13.88%		3.18%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$17,701		$92,730		$135,517		$105,766		$96,046
Ratio of Expenses to Average Net Assets(7)	1.35	%(4)	1.35	%(4)	1.34	%(4)	1.31	%(4)	1.30	%(4)(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.35	%(4)	N/A		1.34	%(4)	N/A		1.30	%(4)(5)
Ratio of Net Investment Income to Average Net Assets(7)	1.55	%(4)	1.51	%(4)	1.47	%(4)	1.60	%(4)	1.43	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	39%		26%		29%		32%		33%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.36%		N/A		N/A		1.32%
Net Investment Income to Average Net Assets	N/A		1.50%		N/A		N/A		1.41%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Real Estate Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$10.64		$10.61		$10.91		$9.74		$9.59
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.14		0.12		0.12		0.12		0.10
Net Realized and Unrealized Gain (Loss)	0.81		0.16		(0.31)		1.17		0.16
Total from Investment Operations	0.95		0.28		(0.19)		1.29		0.26
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		(0.19)		(0.11)		(0.12)		(0.11)
Net Realized Gain	(0.53)		(0.04)		—		—		—
Paid-in-Capital	—		(0.02)		—		—		—
Total Distributions	(0.58)		(0.25)		(0.11)		(0.12)		(0.11)
Net Asset Value, End of Period	$11.01		$10.64		$10.61		$10.91		$9.74
Total Return(3)	8.89%		2.65%		(1.71)%		13.27%		2.77%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,344		$1,483		$4,509		$4,755		$5,844
Ratio of Expenses to Average Net Assets(7)	1.90	%(4)	1.82	%(4)	1.78	%(4)	1.79	%(4)	1.77	%(4)(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.90	%(4)	N/A		1.77	%(4)	N/A		1.77	%(4)(5)
Ratio of Net Investment Income to Average Net Assets(7)	1.32	%(4)	1.07	%(4)	1.12	%(4)	1.08	%(4)	0.98	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	39%		26%		29%		32%		33%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.93%		1.82%		N/A		N/A		N/A
Net Investment Income to Average Net Assets	1.29%		1.07%		N/A		N/A		N/A

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.80% for Class L shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Real Estate Portfolio

	Class C
	Year Ended December 31,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$10.49		$10.56		$11.23
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.12		0.08		0.07
Net Realized and Unrealized Gain (Loss)	0.78		0.16		(0.60)
Total from Investment Operations	0.90		0.24		(0.53)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.25)		(0.14)
Net Realized Gain	(0.53)		(0.04)		—
Paid-in-Capital	—		(0.02)		—
Total Distributions	(0.56)		(0.31)		(0.14)
Net Asset Value, End of Period	$10.83		$10.49		$10.56
Total Return(4)	8.54%		2.31%		(4.71	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$327		$305		$191
Ratio of Expenses to Average Net Assets(9)	2.15	%(5)	2.15	%(5)	2.15	%(5)(8)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.15	%(5)	N/A		2.15	%(5)(8)
Ratio of Net Investment Income to Average Net Assets(9)	1.11	%(5)	0.75	%(5)	1.01	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	39%		26%		29%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.69%		2.86%		3.25	%(8)
Net Investment Income (Loss) to Average Net Assets	0.57%		0.04%		(0.09	)%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Global Real Estate Portfolio

	Class IS
	Year Ended December 31,								Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$10.76		$10.81		$11.11		$9.91		$10.01
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.25		0.22		0.20		0.22		0.08
Net Realized and Unrealized Gain (Loss)	0.81		0.15		(0.29)		1.19		0.02
Total from Investment Operations	1.06		0.37		(0.09)		1.41		0.10
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.36)		(0.21)		(0.21)		(0.20)
Net Realized Gain	(0.53)		(0.04)		—		—		—
Paid-in-Capital	—		(0.02)		—		—		—
Total Distributions	(0.69)		0.42		(0.21)		(0.21)		(0.20)
Net Asset Value, End of Period	$11.13		$10.76		$10.81		$11.11		$9.91
Total Return(4)	9.80%		3.45%		(0.84)%		14.27%		1.08	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,049,646		$1,255,498		$1,012,883		$586,511		$206,757
Ratio of Expenses to Average Net Assets(10)	0.97	%(5)	0.96	%(5)	0.97	%(5)	0.96	%(5)	0.96	%(5)(6)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.97	%(5)	N/A		0.97	%(5)	N/A		N/A
Ratio of Net Investment Income to Average Net Assets(10)	2.26	%(5)	2.01	%(5)	1.78	%(5)	2.01	%(5)	2.88	%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	39%		26%		29%		32%		33%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.97%		N/A		0.96%		0.97	%(9)
Net Investment Income to Average Net Assets	N/A		2.00%		N/A		2.01%		2.87	%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.99% for Class IS shares.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Real Estate Portfolio. The Fund seeks to provide current income and capital appreciation. The Fund has capital subscription commitments to an investee company for this same purpose, the details of which are disclosed in the Unfunded Commitments note.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair
21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Fund invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts,

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Diversified	$133,210	$355,167	$—	$488,377
Health Care	55,429	—	—	55,429
Industrial	49,649	24,108	208	73,965
Industrial/Office Mixed	4,748	—	—	4,748
Lodging/Resorts	47,257	2,052	—	49,309
Office	151,483	101,258	—	252,741
Residential	115,326	50,563	15	165,904
Retail	236,717	148,049	—	384,766
Self Storage	60,523	—	—	60,523
Total Common Stocks	854,342	681,197	223	1,535,762
Short-Term Investment
Investment Company	73,614	—	—	73,614
Total Assets	$927,956	$681,197	$223	$1,609,376

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $606,095,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$952
Purchases	58
Sales
Amortization of discount
Transfers in
Transfers out
Corporate actions	(116)
Change in unrealized appreciation (depreciation)	(671)
Realized gains (losses)	—
Ending Balance	$223
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2017	$(671)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2017. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2017 (000)	Valuation Technique	Unobservable Input	Range		Selected Value	Impact to Valuation from an increase in input
Industrial
Common Stock	$208	Reported Capital Balance, Adjusted for Subsequent Capital Calls, Return of Capital and Significant Market Changes between last Capital Statement and Valuation Date	Adjusted Capital Balance
Residential
Common Stock	$15	Market Transaction Method	Transaction Valuation	$0.001	$0.001	$0.001	Increase
			Discount for Lack of Marketability	50.0%	50.0%	50.0%	Decrease

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Fund and Exeter Industrial Value Fund LP, the Fund has made a subscription commitment of $2,000,000 for which it will receive 2,000,000 shares of common stock. As of December 31, 2017, Exeter Industrial Value Fund LP has drawn down approximately $1,860,000 which represents 93.0% of the commitment.

5.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment

Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $2 billion	Over $2 billion
0.85%	0.80%

For the year ended December 31, 2017, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 1.90% for Class L shares, 2.15% for Class C shares and 0.99% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time that the Directors act to discontinue all or a portion of such waivers or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $112,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $598,487,000 and $964,558,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $32,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$5,762	$476,574	$408,722	$160
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$73,614

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)
$23,486	$69,001	$58,027	$7,165	$2,808

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, REIT adjustments and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Distributions in Excess of Net Investment Income (000)	Distributions in Excess of Net Realized Gain (000)	Paid-in- Capital (000)
$10,292	$(7,738)	$(2,554)

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$20,525	$1,899

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 10.2%.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Real Estate Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Real Estate Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017. For corporate shareholders, 0.2% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $69,001,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $12,694,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGREANN
2011367 EXP. 02.28.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Growth Portfolio

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	29
Federal Tax Notice	30
Privacy Notice	31
Director and Officer Information	34

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Growth Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Expense Example (unaudited)

Growth Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Growth Portfolio Class I	$1,000.00	$1,126.50	$1,022.18	$3.22	$3.06	0.60%
Growth Portfolio Class A	1,000.00	1,124.90	1,020.82	4.66	4.43	0.87
Growth Portfolio Class L	1,000.00	1,122.00	1,018.15	7.49	7.12	1.40
Growth Portfolio Class C	1,000.00	1,120.70	1,017.04	8.66	8.24	1.62
Growth Portfolio Class IS	1,000.00	1,127.10	1,022.53	2.84	2.70	0.53

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

Growth Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 43.83%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the Russell 1000® Growth Index (the "Index"), which returned 30.21%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Major U.S. stock indexes spent most of 2017 climbing toward, then exceeding, new record highs. Fueling their momentum was a combination of strong economic growth, robust corporate profits (aided, in part, by a weak dollar) and optimism for tax reform. While the Federal Reserve raised its benchmark interest rate three times in 2017, the moves were incremental and not considered a headwind to the economy's momentum. Notable uncertainties in domestic politics and geopolitics also failed to disrupt the market's advance. Overall, market volatility remained historically low, further bolstering investor confidence in stocks.

•  The Index's top-performing sector during the period was utilities, followed by information technology ("IT") and financials. The energy sector was the only Index sector with a negative return, and telecommunication services and consumer staples were also among the bottom-performing sectors for the period.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. In this reporting period, the Fund's outperformance was largely driven by stock selection, while sector allocation contributed a lesser gain.

•  The information technology sector was the largest contributor to performance, driven by strongly favorable stock selection and an overweight allocation, which was beneficial as well. Relative gains were led by a global social networking platform, which continued to execute well, reported strong earnings and provided a positive outlook on cost cutting. Several holdings in the software-as-a-service area were also among the top contributors in the sector and across the portfolio. Sentiment was strong across the industry due to generally solid reported results as well as upbeat management commentary.

•  Relative outperformance in the health care sector was driven by a leading genetic testing and analysis company and a surgical robotics maker. Both companies posted strong results during the period on continued strong execution and positive investor sentiment around new product launches.

•  Stock selection in consumer discretionary contributed to relative outperformance, led by a holding in an online retail and cloud computing leader that performed well due to the company's continued strong earnings results and expectations that the company's e-commerce business could benefit from a shift in the retail landscape, as brick-and-mortar stores have been closing at an accelerating pace. However, one of the largest detractors in the period was an athletic wear maker. In August, the company reported better-than-expected quarterly results but lowered its financial outlook due to weakness in its North America business, which has been challenged by heightened promotional activity and growing competition from a rival brand.

•  Although stock selection modestly detracted from relative results in the industrials and materials sectors, sector weighting differences versus the Index were favorable, which helped offset the negative impact from stock selection.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Growth Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	43.83%	20.08%	10.78%	11.02%
Fund — Class A Shares w/o sales charges(5)	43.45	19.76	10.50	10.02
Fund — Class A Shares with maximum 5.25% sales charges(5)	35.93	18.48	9.91	9.75
Fund — Class L Shares w/o sales charges(6)	42.69	19.12	—	15.80
Fund — Class C Shares w/o sales charges(8)	42.37	—	—	14.01
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	41.37	—	—	14.01
Fund — Class IS Shares w/o sales charges(7)	43.98	—	—	16.95
Russell 1000® Growth Index	30.21	17.33	10.00	9.32
Lipper Large-Cap Growth Funds Index	31.85	15.90	8.20	8.54

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Large-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on April 2, 1991.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on April 27, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments

Growth Portfolio

	Shares	Value (000)
Common Stocks (95.4%)
Aerospace & Defense (7.5%)
TransDigm Group, Inc.	519,719	$142,725
United Technologies Corp.	1,270,121	162,029
		304,754
Biotechnology (1.5%)
Alnylam Pharmaceuticals, Inc. (a)	270,978	34,428
Intrexon Corp. (a)(b)	399,616	4,604
Juno Therapeutics, Inc. (a)	469,231	21,448
		60,480
Capital Markets (2.5%)
S&P Global, Inc.	608,768	103,125
Construction Materials (3.3%)
Martin Marietta Materials, Inc.	307,758	68,027
Vulcan Materials Co.	514,292	66,019
		134,046
Diversified Financial Services (3.9%)
Berkshire Hathaway, Inc., Class B (a)	802,850	159,141
Health Care Equipment & Supplies (4.0%)
DexCom, Inc. (a)	1,114,943	63,987
Intuitive Surgical, Inc. (a)	274,648	100,230
		164,217
Health Care Technology (8.5%)
athenahealth, Inc. (a)	1,098,441	146,137
Veeva Systems, Inc., Class A (a)	3,630,885	200,715
		346,852
Hotels, Restaurants & Leisure (5.1%)
Starbucks Corp.	3,623,287	208,085
Information Technology Services (1.5%)
Mastercard, Inc., Class A	408,580	61,843
Internet & Direct Marketing Retail (10.2%)
Amazon.com, Inc. (a)	304,051	355,579
Priceline Group, Inc. (The) (a)	35,120	61,029
		416,608
Internet Software & Services (17.3%)
Alphabet, Inc., Class C (a)	242,356	253,601
Facebook, Inc., Class A (a)	1,037,312	183,044
Tencent Holdings Ltd. (China) (c)	1,238,900	64,045
Twitter, Inc. (a)	5,914,808	142,014
Zillow Group, Inc., Class C (a)	1,534,984	62,812
		705,516
Life Sciences Tools & Services (5.0%)
Illumina, Inc. (a)	938,440	205,040
Road & Rail (4.1%)
Union Pacific Corp.	1,252,064	167,902
Semiconductors & Semiconductor Equipment (0.9%)
NVIDIA Corp.	193,203	37,385
Software (16.4%)
Activision Blizzard, Inc.	2,274,116	143,997
Adobe Systems, Inc. (a)	233,996	41,006
salesforce.com, Inc. (a)	2,126,298	217,371
	Shares	Value (000)
ServiceNow, Inc. (a)	797,839	$104,030
Snap, Inc., Class A (a)(b)	4,150,992	60,646
Workday, Inc., Class A (a)	994,059	101,136
		668,186
Textiles, Apparel & Luxury Goods (3.7%)
LVMH Moet Hennessy Louis Vuitton SE (France)	504,270	148,129
Total Common Stocks (Cost $2,506,441)		3,891,309
Preferred Stocks (3.3%)
Electronic Equipment, Instruments & Components (0.5%)
Magic Leap Series C (a)(d)(e)(f) (acquisition cost — $18,812; acquired 12/22/15)	816,725	22,051
Internet & Direct Marketing Retail (2.7%)
Airbnb, Inc. Series D (a)(d)(e)(f) (acquisition cost — $20,638; acquired 4/16/14)	506,928	53,749
Flipkart Online Services Pvt Ltd. Series F (a)(d)(e)(f) (acquisition cost — $15,000; acquired 8/18/14)	207,900	18,318
Uber Technologies Series G (a)(d)(e)(f) (acquisition cost — $54,173; acquired 12/3/15)	1,110,729	38,987
		111,054
Internet Software & Services (0.1%)
Dropbox, Inc. Series C (a)(d)(e)(f) (acquisition cost — $7,182; acquired 1/30/14)	375,979	3,369
Total Preferred Stocks (Cost $115,805)		136,474
Short-Term Investments (3.3%)
Securities held as Collateral on Loaned Securities (1.0%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	28,262,725	28,263
	Face Amount (000)
Repurchase Agreements (0.3%)
Barclays Capital, Inc., (1.37%, dated 12/29/17, due 1/2/18; proceeds $6,504; fully collateralized by a U.S. Government obligation; 1.75% due 5/15/23; valued at $6,634)	$6,504	6,504
HSBC Securities USA, Inc., (1.30%, dated 12/29/17, due 1/2/18; proceeds $503; fully collateralized by a U.S. Government obligation; 3.00% due 2/15/47; valued at $514)	503	503
Merrill Lynch & Co., Inc., (1.42%, dated 12/29/17, due 1/2/18; proceeds $3,331; fully collateralized by a U.S. Government obligation; 2.00% due 12/31/21; valued at $3,398)	3,331	3,331
		10,338
Total Securities held as Collateral on Loaned Securities (Cost $38,601)		38,601

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Growth Portfolio

	Shares	Value (000)
Investment Company (2.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $92,155)	92,154,690	$92,155
	Total Short-Term Investments (Cost $130,756)	130,756
	Total Investments Excluding Purchased Options (102.0%) (Cost $2,753,002)	4,158,539
	Total Purchased Options Outstanding (0.0%) (Cost $8,015)	1,220
	Total Investments (102.0%) (Cost $2,761,017) Including $38,952 of Securities Loaned (g)(h)	4,159,759
	Liabilities in Excess of Other Assets (–2.0%)	(81,320)
	Net Assets (100.0%)	$4,078,439

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2017.

(c)  Security trades on the Hong Kong exchange.

(d)  Security has been deemed illiquid at December 31, 2017.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2017, amounts to approximately $136,474,000 and represents 3.3% of net assets.

(f)  At December 31, 2017, the Fund held fair valued securities valued at approximately $136,474,000, representing 3.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(g)  The approximate fair value and percentage of net assets, $212,174,000 and 5.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(h)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $2,768,181,000. The aggregate gross unrealized appreciation is approximately $1,496,855,000 and the aggregate gross unrealized depreciation is approximately $105,276,000, resulting in net unrealized appreciation of approximately $1,391,579,000.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2017:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
Royal Bank of Scotland	USD/CNH	CNH	7.52	Nov-18	993,890,548	993,891	$968	$4,115	$(3,147)
Royal Bank of Scotland	USD/CNH	CNH	7.55	Aug-18	735,834,694	735,835	252	3,900	(3,648)
							$1,220	$8,015	$(6,795)

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	27.9%
Internet Software & Services	17.2
Software	16.2
Internet & Direct Marketing Retail	12.8
Health Care Technology	8.4
Aerospace & Defense	7.4
Hotels, Restaurants & Leisure	5.1
Life Sciences Tools & Services	5.0
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2017.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Growth Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $2,640,599)	$4,039,341
Investment in Security of Affiliated Issuer, at Value (Cost $120,418)	120,418
Total Investments in Securities, at Value (Cost $2,761,017)	4,159,759
Foreign Currency, at Value (Cost $1)	1
Receivable for Fund Shares Sold	4,759
Receivable from Securities Lending Income	157
Tax Reclaim Receivable	135
Receivable from Affiliate	112
Other Assets	228
Total Assets	4,165,151
Liabilities:
Payable for Fund Shares Redeemed	40,209
Collateral on Securities Loaned, at Value	38,601
Payable for Advisory Fees	4,292
Due to Broker	1,520
Payable for Sub Transfer Agency Fees — Class I	182
Payable for Sub Transfer Agency Fees — Class A	502
Payable for Sub Transfer Agency Fees — Class L	43
Payable for Sub Transfer Agency Fees — Class C	7
Payable for Shareholder Services Fees — Class A	392
Payable for Distribution and Shareholder Services Fees — Class L	58
Payable for Distribution and Shareholder Services Fees — Class C	32
Payable for Administration Fees	281
Payable for Directors' Fees and Expenses	127
Payable for Transfer Agency Fees — Class I	19
Payable for Transfer Agency Fees — Class A	72
Payable for Transfer Agency Fees — Class L	6
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Custodian Fees	70
Payable for Professional Fees	56
Other Liabilities	241
Total Liabilities	86,712
Net Assets	$4,078,439
Net Assets Consist Of:
Paid-in-Capital	$2,483,070
Accumulated Net Investment Loss	(248)
Accumulated Undistributed Net Realized Gain	196,875
Unrealized Appreciation (Depreciation) on:
Investments	1,398,742
Foreign Currency Translations	—	@
Net Assets	$4,078,439

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Growth Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2017 (000)
CLASS I:
Net Assets	$991,362
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	23,802,811
Net Asset Value, Offering and Redemption Price Per Share	$41.65
CLASS A:
Net Assets	$1,827,833
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	45,957,779
Net Asset Value, Redemption Price Per Share	$39.77
Maximum Sales Load	5.25%
Maximum Sales Charge	$2.20
Maximum Offering Price Per Share	$41.97
CLASS L:
Net Assets	$90,177
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,373,599
Net Asset Value, Offering and Redemption Price Per Share	$37.99
CLASS C:
Net Assets	$37,524
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	993,680
Net Asset Value, Offering and Redemption Price Per Share	$37.76
CLASS IS:
Net Assets	$1,131,543
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	27,015,080
Net Asset Value, Offering and Redemption Price Per Share	$41.89
(1) Including: Securities on Loan, at Value:	$38,952

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Growth Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $146 of Foreign Taxes Withheld)	$9,839
Income from Securities Loaned — Net	2,835
Dividends from Security of Affiliated Issuer (Note G)	934
Total Investment Income	13,608
Expenses:
Advisory Fees (Note B)	16,104
Shareholder Services Fees — Class A (Note D)	4,227
Distribution and Shareholder Services Fees — Class L (Note D)	646
Distribution and Shareholder Services Fees — Class C (Note D)	261
Administration Fees (Note C)	2,995
Sub Transfer Agency Fees — Class I	707
Sub Transfer Agency Fees — Class A	1,496
Sub Transfer Agency Fees — Class L	98
Sub Transfer Agency Fees — Class C	21
Transfer Agency Fees — Class I (Note E)	64
Transfer Agency Fees — Class A (Note E)	253
Transfer Agency Fees — Class L (Note E)	20
Transfer Agency Fees — Class C (Note E)	6
Transfer Agency Fees — Class IS (Note E)	5
Shareholder Reporting Fees	272
Registration Fees	131
Professional Fees	120
Custodian Fees (Note F)	103
Directors' Fees and Expenses	92
Pricing Fees	3
Other Expenses	173
Expenses Before Non Operating Expenses	27,797
Bank Overdraft Expense	2
Total Expenses	27,799
Rebate from Morgan Stanley Affiliate (Note G)	(218)
Net Expenses	27,581
Net Investment Loss	(13,973)
Realized Gain (Loss):
Investments Sold	894,483
Foreign Currency Transactions	(101)
Net Realized Gain	894,382
Change in Unrealized Appreciation (Depreciation):
Investments	411,029
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	411,029
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,305,411
Net Increase in Net Assets Resulting from Operations	$1,291,438

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(13,973)	$(3,375)
Net Realized Gain	894,382	267,238
Net Change in Unrealized Appreciation (Depreciation)	411,029	(327,432)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,291,438	(63,569)
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	(187,298)	(93,975)
Class A:
Net Realized Gain	(345,858)	(177,189)
Class L:
Net Realized Gain	(17,850)	(9,653)
Class C:
Net Realized Gain	(7,005)	(2,102)
Class IS:
Net Realized Gain	(199,297)	(108,125)
Total Distributions	(757,308)	(391,044)
Capital Share Transactions:(1)
Class I:
Subscribed	405,570	245,890
Distributions Reinvested	177,679	90,086
Redeemed	(447,722)	(373,817)
Class A:
Subscribed	178,801	129,312
Distributions Reinvested	335,396	171,522
Redeemed	(300,610)	(348,180)
Class L:
Exchanged	223	179
Distributions Reinvested	17,412	9,458
Redeemed	(13,660)	(12,432)
Class C:
Subscribed	20,320	8,747
Distributions Reinvested	6,339	1,791
Redeemed	(6,799)	(5,168)
Class IS:
Subscribed	153,542	115,188
Distributions Reinvested	196,890	103,631
Redeemed	(248,653)	(241,921)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	474,728	(105,714)
Total Increase (Decrease) in Net Assets	1,008,858	(560,327)
Net Assets:
Beginning of Period	3,069,581	3,629,908
End of Period (Including Accumulated Net Investment Loss of $(248) and $(1,960))	$4,078,439	$3,069,581

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Growth Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	9,187	6,488
Shares Issued on Distributions Reinvested	4,245	2,487
Shares Redeemed	(10,284)	(10,000)
Net Increase (Decrease) in Class I Shares Outstanding	3,148	(1,025)
Class A:
Shares Subscribed	4,204	3,580
Shares Issued on Distributions Reinvested	8,385	4,892
Shares Redeemed	(7,161)	(9,425)
Net Increase (Decrease) in Class A Shares Outstanding	5,428	(953)
Class L:
Shares Exchanged	6	5
Shares Issued on Distributions Reinvested	455	278
Shares Redeemed	(346)	(348)
Net Increase (Decrease) in Class L Shares Outstanding	115	(65)
Class C:
Shares Subscribed	491	246
Shares Issued on Distributions Reinvested	167	53
Shares Redeemed	(171)	(145)
Net Increase in Class C Shares Outstanding	487	154
Class IS:
Shares Subscribed	3,485	3,101
Shares Issued on Distributions Reinvested	4,682	2,849
Shares Redeemed	(5,924)	(6,336)
Net Increase (Decrease) in Class IS Shares Outstanding	2,243	(386)

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$35.19		$40.44		$38.86		$38.38		$27.05
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.11)		0.01		(0.07)		(0.03)		0.02
Net Realized and Unrealized Gain (Loss)	15.39		(0.79)		4.70		2.43		13.02
Total from Investment Operations	15.28		(0.78)		4.63		2.40		13.04
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.00	)(3)	(0.13)
Net Realized Gain	(8.82)		(4.47)		(3.05)		(1.92)		(1.58)
Total Distributions	(8.82)		(4.47)		(3.05)		(1.92)		(1.71)
Net Asset Value, End of Period	$41.65		$35.19		$40.44		$38.86		$38.38
Total Return(4)	43.83%		(1.91)%		11.91%		6.42%		48.60%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$991,362		$726,787		$876,660		$794,648		$989,649
Ratio of Expenses to Average Net Assets(8)	0.61	%(5)	0.63	%(5)	0.61	%(5)	0.69	%(5)(6)	0.70	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.61	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	(0.25	)%(5)	0.02	%(5)	(0.18	)%(5)	(0.08	)%(5)	0.08	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(7)	0.00	%(7)	0.01%		0.01%
Portfolio Turnover Rate	55%		39%		34%		44%		31%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.63%		N/A		N/A		0.71%
Net Investment Income to Average Net Assets	N/A		0.02%		N/A		N/A		0.07%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective April 7, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.70% for Class I shares. Prior to April 7, 2014, the maximum ratio was 0.80% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Growth Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$33.97		$39.31		$37.98		$37.61		$26.53
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.22)		(0.10)		(0.21)		(0.13)		(0.06)
Net Realized and Unrealized Gain (Loss)	14.84		(0.77)		4.59		2.42		12.78
Total from Investment Operations	14.62		(0.87)		4.38		2.29		12.72
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.06)
Net Realized Gain	(8.82)		(4.47)		(3.05)		(1.92)		(1.58)
Total Distributions	(8.82)		(4.47)		(3.05)		(1.92)		(1.64)
Net Asset Value, End of Period	$39.77		$33.97		$39.31		$37.98		$37.61
Total Return(3)	43.45%		(2.21)%		11.53%		6.25%		48.22%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,827,833		$1,376,836		$1,630,538		$1,549,756		$205,286
Ratio of Expenses to Average Net Assets(7)	0.88	%(4)	0.92	%(4)	0.96	%(4)	0.83	%(4)(5)	0.95	%(4)(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.88	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Loss to Average Net Assets(7)	(0.52	)%(4)	(0.26	)%(4)	(0.52	)%(4)	(0.34	)%(4)	(0.18	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01%
Portfolio Turnover Rate	55%		39%		34%		44%		31%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.92%		0.96%		N/A		0.96%
Net Investment Loss to Average Net Assets	N/A		(0.26)%		(0.52)%		N/A		(0.19)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Loss to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective April 7, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class A shares. Prior to April 7, 2014, the maximum ratio was 1.15% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.05% for Class A shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Growth Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$32.90		$38.41		$37.40		$37.26		$26.43
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.43)		(0.29)		(0.44)		(0.31)		(0.38)
Net Realized and Unrealized Gain (Loss)	14.34		(0.75)		4.50		2.38		12.84
Total from Investment Operations	13.91		(1.04)		4.06		2.07		12.46
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.01)		(0.05)
Net Realized Gain	(8.82)		(4.47)		(3.05)		(1.92)		(1.58)
Total Distributions	(8.82)		(4.47)		(3.05)		(1.93)		(1.63)
Net Asset Value, End of Period	$37.99		$32.90		$38.41		$37.40		$37.26
Total Return(3)	42.69%		(2.72)%		10.85%		5.72%		47.44%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$90,177		$74,324		$89,277		$89,854		$528
Ratio of Expenses to Average Net Assets(7)	1.42	%(4)	1.45	%(4)	1.55	%(4)	1.29	%(4)(5)	1.60	%(4)(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.42	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Loss to Average Net Assets(7)	(1.05	)%(4)	(0.79	)%(4)	(1.11	)%(4)	(0.82	)%(4)	(1.09	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01%
Portfolio Turnover Rate	55%		39%		34%		44%		31%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.45%		1.57%		N/A		1.72%
Net Investment Loss to Average Net Assets	N/A		(0.79)%		(1.13)%		N/A		(1.21)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Loss to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective April 7, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.55% for Class L shares. Prior to April 7, 2014, the maximum ratio was 1.65% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.55% for Class L shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Growth Portfolio

	Class C
	Year Ended December 31				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$32.81		$38.40		$40.33
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.51)		(0.38)		(0.35)
Net Realized and Unrealized Gain (Loss)	14.28		(0.74)		1.47
Total from Investment Operations	13.77		(1.12)		1.12
Distributions from and/or in Excess of:
Net Realized Gain	(8.82)		(4.47)		(3.05)
Net Asset Value, End of Period	$37.76		$32.81		$38.40
Total Return(4)	42.37%		(2.93)%		2.71	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$37,524		$16,613		$13,544
Ratio of Expenses to Average Net Assets(9)	1.63	%(5)	1.70	%(5)	1.62	%(5)(8)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.63	%(5)	N/A		N/A
Ratio of Net Investment Loss to Average Net Assets(9)	(1.26	)%(5)	(1.04	)%(5)	(1.29	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	55%		39%		34%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.70%		N/A
Net Investment Loss to Average Net Assets	N/A		(1.04)%		N/A

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Loss to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Growth Portfolio

	Class IS
	Year Ended December 31,								Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$35.32		$40.54		$38.92		$38.40		$34.45
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	(0.07)		0.05		(0.04)		(0.05)		(0.02)
Net Realized and Unrealized Gain (Loss)	15.46		(0.80)		4.71		2.50		5.55
Total from Investment Operations	15.39		(0.75)		4.67		2.45		5.53
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.01)		—
Net Realized Gain	(8.82)		(4.47)		(3.05)		(1.92)		(1.58)
Total Distributions	(8.82)		(4.47)		(3.05)		(1.93)		(1.58)
Net Asset Value, End of Period	$41.89		$35.32		$40.54		$38.92		$38.40
Total Return(4)	43.98%		(1.83)%		11.97%		6.60%		16.20	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,131,543		$875,021		$1,019,889		$964,465		$11
Ratio of Expenses to Average Net Assets(10)	0.53	%(5)	0.54	%(5)	0.54	%(5)	0.54	%(5)(6)	0.60	%(5)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.53	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(10)	(0.16	)%(5)	0.12	%(5)	(0.10	)%(5)	(0.12	)%(5)	(0.16	)%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(7)	0.00	%(7)	0.01%		0.01	%(9)
Portfolio Turnover Rate	55%		39%		34%		44%		31%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.54%		N/A		0.55%		5.60	%(9)
Net Investment Income (Loss) to Average Net Assets	N/A		0.12%		N/A		(0.13)%		(5.16	)%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective April 7, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.67% for Class IS shares. Prior to April 7, 2014, the maximum ratio was 0.73% for Class IS shares.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Growth Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$304,754	$—	$—	$304,754
Biotechnology	60,480	—	—	60,480
Capital Markets	103,125	—	—	103,125
Construction Materials	134,046	—	—	134,046
Diversified Financial Services	159,141	—	—	159,141
Health Care Equipment & Supplies	164,217	—	—	164,217
Health Care Technology	346,852	—	—	346,852
Hotels, Restaurants & Leisure	208,085	—	—	208,085
Information Technology Services	61,843	—	—	61,843
Internet & Direct Marketing Retail	416,608	—	—	416,608
Internet Software & Services	641,471	64,045	—	705,516
Life Sciences Tools & Services	205,040	—	—	205,040
Road & Rail	167,902	—	—	167,902
Semiconductors & Semiconductor Equipment	37,385	—	—	37,385
Software	668,186	—	—	668,186
Textiles, Apparel & Luxury Goods	—	148,129	—	148,129
Total Common Stocks	3,679,135	212,174	—	3,891,309
Preferred Stocks
Electronic Equipment, Instruments & Components	—	—	22,051	22,051
Internet & Direct Marketing Retail	—	—	111,054	111,054
Internet Software & Services	—	—	3,369	3,369
Total Preferred Stocks	—	—	136,474	136,474
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Call Options Purchased	$—	$1,220	$—	$1,220
Short-Term Investments
Investment Company	120,418	—	—	120,418
Repurchase Agreements	—	10,338	—	10,338
Total Short-Term Investments	120,418	10,338	—	130,756
Total Assets	$3,799,553	$223,732	$136,474	$4,159,759

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $64,045,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Preferred Stocks (000)
Beginning Balance	$139,530
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(3,056)
Realized gains (losses)	—
Ending Balance	$136,474
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2017	$(3,056)

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2017. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2017 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an increase in input
Electronic Equipment, Instuments & Components
Preferred Stock	$22,051	Market Transaction Method	Precedent Transaction	$27.00		$27.00		$27.00		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	25.0%		27.0%		26.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	12.0	x	34.2	x	12.3	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Internet & Direct Marketing Retail
Preferred Stocks	$53,749	Discounted Cash Flow	Weighted Average Cost of Capital	15.5%		17.5%		16.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	8.7	x	14.1	x	10.1	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
	$18,318	Market Transaction Method	Precedent Transaction	$88.11		$88.11		$88.11		Increase
	$38,987	Market Transaction Method	Pending Transaction*	$32.97		$48.77		$35.10		Increase
Internet Software & Services
Preferred Stock	$3,369	Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		18.0%		17.0%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	3.4	x	10.1	x	5.0	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease

*  Based on a market transaction announced prior to December 31, 2017 that closed subsequent to December 31, 2017.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$1,220	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(3,509	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(6,648	)(c)

(c) Amounts are included in Investments in the Statement of Operations.
23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

At December 31, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Options Purchased	$1,220	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$1,220	(a)	$—	$(1,220)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	881,957,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$38,952	(f)	$—	$(38,952	)(g)(h)	$0

(f) Represents market value of loaned securities at year end.

(g) The Fund received cash collateral of approximately $38,601,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $1,947,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(h) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860 "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$38,601	$—	$—	$—	$38,601
Total Borrowings	$38,601	$—	$—	$—	$38,601
Gross amount of recognized liabilities for securities lending transactions					$38,601

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the year ended December 31, 2017, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.42% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.65% for Class L shares, 1.90% for Class C shares and 0.73% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect for the year ended December 31, 2017.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $1,976,762,000 and $2,285,040,000, respectively. There were no purchases and

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $218,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$240,982	$1,434,037	$1,554,601	$934
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$120,418

During the year ended December 31, 2017, the Fund incurred approximately $18,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$95,691	$661,617	$—	$391,044

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Accumulated Net Investment Loss (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$15,685	$(16,251)	$566

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$21,259	$182,778

I. Credit Facility: Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 55.6%.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Growth Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Growth Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017. For corporate shareholders, 8.0% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $661,617,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $10,235,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005- July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

38

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGRWANN
2007715 EXP. 02.28.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Insight Portfolio

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	24
Federal Tax Notice	25
Privacy Notice	26
Director and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Insight Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Expense Example (unaudited)

Insight Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Insight Portfolio Class I	$1,000.00	$1,094.80	$1,020.06	$5.39	$5.19	1.02%
Insight Portfolio Class A	1,000.00	1,092.40	1,018.20	7.33	7.07	1.39
Insight Portfolio Class L	1,000.00	1,090.10	1,015.78	9.85	9.50	1.87
Insight Portfolio Class C	1,000.00	1,088.60	1,014.52	11.16	10.76	2.12

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

Insight Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 18.28%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the Russell 3000® Value Index (the "Index"), which returned 13.19%.

Factors Affecting Performance

•  Major U.S. stock indexes spent most of 2017 climbing toward, then exceeding, new record highs. Fueling their momentum was a combination of strong economic growth, robust corporate profits (aided, in part, by a weak dollar) and optimism for tax reform. While the Federal Reserve raised its benchmark interest rate three times in 2017, the moves were incremental and not considered a headwind to the economy's momentum. Notable uncertainties in domestic politics and geopolitics also failed to disrupt the market's advance. Overall, market volatility remained historically low, further bolstering investor confidence in stocks.

•  The Index's performance was led by the information technology (IT), materials and health care sectors. The telecommunication services and energy sectors had negative returns for the period, and real estate was also among the weakest-performing sectors.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team can result in periods of performance deviation from the benchmark and peers. In this reporting period, favorable stock selection largely drove the Fund's relative outperformance, with a smaller contribution from sector allocations.

•  The health care sector contributed the largest relative gain. Both stock selection and an overweight allocation in the sector were beneficial, led by the portfolio's holding in a Danish pharmaceutical company (which is not represented in the Index).

•  Stock selection in the industrials sector added to relative results. A U.K.-based multinational provider of flight services to business and private aircraft was the main contributor in the sector (and the stock is not included in the Index).

•  The Fund's significant underweight allocation in the energy sector was beneficial to relative performance, as the sector had declining performance in the period. However, our stock selection in energy was unfavorable, mildly offsetting the relative gain.

•  Stock selection in the consumer discretionary sector adversely affected performance. A U.S. outdoor sports and recreation products maker was the leading detractor within the sector and across the whole portfolio for the period.

•  Both stock selection and an underweight allocation in the information technology sector dampened relative performance. The Fund's underperformance was driven by an out-of-benchmark holding in a French commerce marketing technology leader, which helps internet retailers retarget online advertising toward consumers, as well as having less exposure to overall IT sector, the Index's top-performing sector.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We seek to invest primarily in established and cyclical franchise companies that we believe have strong name recognition, sustainable competitive advantages, ample growth prospects, and are trading at an attractive discount to future cash flow generation capacity or asset value. We typically favor companies with the ability to generate attractive free cash flow yields. We utilize a bottom-up stock selection process, seeking attractive investments on an individual company basis. Our emphasis is on long-term results, and hence short-term market events are not as meaningful in the stock selection process.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Insight Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2011.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and C shares will vary from the performance of Class I shares and will be impacted by additional fees assessed to those classes.

Performance Compared to the Russell 3000® Value Index(1) and the Lipper Multi-Cap Core Funds Index(2)

	Period Ended December 31, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund — Class I Shares w/o sales charges(4)	18.28%	16.97%	—	18.75%
Fund — Class A Shares w/o sales charges(4)	17.82	16.58	—	18.38
Fund — Class A Shares with maximum 5.25% sales charges(4)	11.62	15.32	—	17.33
Fund — Class L Shares w/o sales charges(4)	17.21	16.00	—	17.79
Fund — Class C Shares w/o sales charges(5)	16.93	—	—	14.06
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	15.93	—	—	14.06
Russell 3000® Value Index	13.19	13.95	—	14.66
Lipper Multi-Cap Core Funds Index	20.54	14.24	—	14.68

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 3000® Value Index measures the performance of those companies in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Multi-Cap Core Funds classification.

(3)  Total returns for theFund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 28, 2011.

(5)  Commenced offering on April 30, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments

Insight Portfolio

	Shares	Value (000)
Common Stocks (81.9%)
Aerospace & Defense (4.6%)
United Technologies Corp.	38,398	$4,898
Auto Components (1.9%)
Autoliv, Inc.	15,782	2,005
Automobiles (6.2%)
Harley-Davidson, Inc.	129,296	6,579
Banks (4.1%)
First Hawaiian, Inc.	69,105	2,017
Signature Bank (a)	16,774	2,302
		4,319
Biotechnology (1.7%)
Biogen, Inc. (a)	5,728	1,825
Chemicals (8.7%)
Agrium, Inc. (Canada)	49,177	5,656
Mosaic Co. (The)	140,781	3,613
		9,269
Commercial Services & Supplies (2.2%)
Ritchie Bros Auctioneers, Inc. (Canada)	79,549	2,381
Diversified Financial Services (5.8%)
Berkshire Hathaway, Inc., Class B (a)	9,447	1,873
Leucadia National Corp.	163,165	4,322
		6,195
Energy Equipment & Services (1.3%)
Dril-Quip, Inc. (a)	28,168	1,344
Health Care Equipment & Supplies (2.9%)
Intuitive Surgical, Inc. (a)	8,445	3,082
Health Care Providers & Services (2.0%)
DaVita, Inc. (a)	29,651	2,142
Hotels, Restaurants & Leisure (1.4%)
Habit Restaurants, Inc. (The) (a)	6,360	61
Potbelly Corp. (a)	111,201	1,368
YogaWorks, Inc. (a)	30,852	87
		1,516
Insurance (2.3%)
Progressive Corp. (The)	44,163	2,487
Internet Software & Services (1.5%)
Criteo SA ADR (France) (a)	62,162	1,618
Leisure Products (0.6%)
Vista Outdoor, Inc. (a)	44,400	647
Machinery (5.9%)
Welbilt, Inc. (a)	266,366	6,262
Media (7.2%)
Time Warner, Inc.	84,107	7,693
Multi-Line Retail (2.5%)
Dillard's, Inc., Class A (b)	44,424	2,668
Pharmaceuticals (4.7%)
Novo Nordisk A/S Series B (Denmark)	92,916	4,994
	Shares	Value (000)
Specialty Retail (9.5%)
CarMax, Inc. (a)	70,052	$4,492
Container Store Group, Inc. (The) (a)	64,380	305
L Brands, Inc.	48,897	2,945
Ulta Salon Cosmetics & Fragrance, Inc. (a)	10,802	2,416
		10,158
Trading Companies & Distributors (2.9%)
Fastenal Co.	56,040	3,065
Transportation Infrastructure (2.0%)
BBA Aviation PLC (United Kingdom)	451,717	2,132
Total Common Stocks (Cost $79,241)		87,279
Short-Term Investments (21.6%)
Securities held as Collateral on Loaned Securities (2.6%)
Investment Company (1.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	2,012,312	2,012
	Face Amount (000)
Repurchase Agreements (0.7%)
Barclays Capital, Inc., (1.37%, dated 12/29/17, due 1/2/18; proceeds $463; fully collateralized by a U.S. Government obligation; 1.75% due 5/15/23; valued at $472)	$463	463
HSBC Securities USA, Inc., (1.30%, dated 12/29/17, due 1/2/18; proceeds $36; fully collateralized by a U.S. Government obligation; 3.00% due 2/15/47; valued at $37)	36	36
Merrill Lynch & Co., Inc., (1.42%, dated 12/29/17, due 1/2/18; proceeds $237; fully collateralized by a U.S. Government obligation; 2.00% due 12/31/21; valued at $242)	237	237
		736
Total Securities held as Collateral on Loaned Securities (Cost $2,748)		2,748
	Shares
Investment Company (19.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $20,292)	20,291,770	20,292
Total Short-Term Investments (Cost $23,040)		23,040
Total Investments (103.5%) (Cost $102,281) Including $2,651 of Securities Loaned (c)(d)		110,319
Liabilities in Excess of Other Assets (–3.5%)		(3,770)
Net Assets (100.0%)		$106,549

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Insight Portfolio

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2017.

(c)  The approximate fair value and percentage of net assets, $7,126,000 and 6.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(d)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $102,392,000. The aggregate gross unrealized appreciation is approximately $10,032,000 and the aggregate gross unrealized depreciation is approximately $2,105,000, resulting in net unrealized appreciation of approximately $7,927,000.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	37.7%
Short-Term Investments	19.0
Specialty Retail	9.5
Chemicals	8.7
Media	7.2
Automobiles	6.2
Machinery	5.9
Diversified Financial Services	5.8
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2017.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Insight Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $79,977)	$88,015
Investment in Security of Affiliated Issuer, at Value (Cost $22,304)	22,304
Total Investments in Securities, at Value (Cost $102,281)	110,319
Foreign Currency, at Value (Cost —@)	—	@
Receivable for Fund Shares Sold	138
Dividends Receivable	52
Receivable from Affiliate	15
Tax Reclaim Receivable	11
Receivable from Securities Lending Income	4
Other Assets	57
Total Assets	110,596
Liabilities:
Collateral on Securities Loaned, at Value	2,748
Payable for Investments Purchased	1,057
Payable for Advisory Fees	108
Payable for Professional Fees	46
Payable for Fund Shares Redeemed	40
Payable for Custodian Fees	14
Payable for Shareholder Services Fees — Class A	4
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	8
Payable for Administration Fees	7
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	3
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	2
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Other Liabilities	7
Total Liabilities	4,047
Net Assets	$106,549
Net Assets Consist Of:
Paid-in-Capital	$96,655
Accumulated Undistributed Net Investment Income	17
Accumulated Net Realized Gain	1,838
Unrealized Appreciation (Depreciation) on:
Investments	8,038
Foreign Currency Translations	1
Net Assets	$106,549

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Insight Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2017 (000)
CLASS I:
Net Assets	$78,077
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,720,583
Net Asset Value, Offering and Redemption Price Per Share	$16.54
CLASS A:
Net Assets	$18,557
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,128,045
Net Asset Value, Redemption Price Per Share	$16.45
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.91
Maximum Offering Price Per Share	$17.36
CLASS L:
Net Assets	$149
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	9,335
Net Asset Value, Offering and Redemption Price Per Share	$16.00
CLASS C:
Net Assets	$9,766
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	614,547
Net Asset Value, Offering and Redemption Price Per Share	$15.89
(1) Including: Securities on Loan, at Value:	$2,651

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Insight Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $32 of Foreign Taxes Withheld)	$725
Dividends from Security of Affiliated Issuer (Note G)	77
Income from Securities Loaned — Net	16
Total Investment Income	818
Expenses:
Advisory Fees (Note B)	459
Professional Fees	121
Shareholder Services Fees — Class A (Note D)	35
Distribution and Shareholder Services Fees — Class L (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	63
Registration Fees	65
Sub Transfer Agency Fees — Class I	30
Sub Transfer Agency Fees — Class A	15
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	5
Administration Fees (Note C)	46
Custodian Fees (Note F)	24
Shareholder Reporting Fees	21
Transfer Agency Fees — Class I (Note E)	5
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	4
Directors' Fees and Expenses	4
Pricing Fees	3
Other Expenses	14
Total Expenses	921
Waiver of Advisory Fees (Note B)	(154)
Reimbursement of Class Specific Expenses — Class I (Note B)	(35)
Reimbursement of Class Specific Expenses — Class A (Note B)	(5)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(3)
Rebate from Morgan Stanley Affiliate (Note G)	(17)
Net Expenses	705
Net Investment Income	113
Realized Gain:
Investments Sold	4,580
Foreign Currency Transactions	9
Realized Gain	4,589
Change in Unrealized Appreciation (Depreciation):
Investments	6,275
Foreign Currency Translations	1
Net Change in Unrealized Appreciation (Depreciation)	6,276
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	10,865
Net Increase in Net Assets Resulting from Operations	$10,978

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Insight Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$113	$5
Net Realized Gain	4,589	519
Net Change in Unrealized Appreciation (Depreciation)	6,276	1,941
Net Increase in Net Assets Resulting from Operations	10,978	2,465
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(105)	(6)
Net Realized Gain	(2,095)	(212)
Class A:
Net Investment Income	—	(— @)
Net Realized Gain	(513)	(116)
Class L:
Net Investment Income	—	(— @)
Net Realized Gain	(5)	(3)
Class C:
Net Investment Income	—	(— @)
Net Realized Gain	(278)	44
Total Distributions	(2,996)	(381)
Capital Share Transactions:(1)
Class I:
Subscribed	67,786	10,923
Distributions Reinvested	2,200	217
Redeemed	(10,822)	(995)
Class A:
Subscribed	19,882	6,908
Distributions Reinvested	512	116
Redeemed	(11,068)	(528)
Class L:
Exchanged	6	49
Distributions Reinvested	4	2
Redeemed	(31)	(17)
Class C:
Subscribed	6,845	3,158
Distributions Reinvested	278	44
Redeemed	(1,459)	(55)
Net Increase in Net Assets Resulting from Capital Share Transactions	74,133	19,822
Total Increase in Net Assets	82,115	21,906
Net Assets:
Beginning of Period	24,434	2,528
End of Period (Including Accumulated Undistributed Net Investment Income of $17 and $—@)	$106,549	$24,434

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Insight Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	4,352	821
Shares Issued on Distributions Reinvested	135	15
Shares Redeemed	(707)	(73)
Net Increase in Class I Shares Outstanding	3,780	763
Class A:
Shares Subscribed	1,298	509
Shares Issued on Distributions Reinvested	32	8
Shares Redeemed	(714)	(41)
Net Increase in Class A Shares Outstanding	616	476
Class L:
Shares Exchanged	— @@	4
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(1)	(1)
Net Increase (Decrease) in Class L Shares Outstanding	(1)	3
Class C:
Shares Subscribed	456	234
Shares Issued on Distributions Reinvested	18	3
Shares Redeemed	(98)	(4)
Net Increase in Class C Shares Outstanding	376	233

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Insight Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$14.44		$11.21		$13.65		$15.40		$11.86
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.06		0.03		0.10		0.06		0.18
Net Realized and Unrealized Gain (Loss)	2.56		3.46		(0.82)		0.87		4.52
Total from Investment Operations	2.62		3.49		(0.72)		0.93		4.70
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		(0.01)		(0.10)		(0.04)		(0.16)
Net Realized Gain	(0.50)		(0.25)		(1.62)		(2.64)		(1.00)
Total Distributions	(0.52)		(0.26)		(1.72)		(2.68)		(1.16)
Net Asset Value, End of Period	$16.54		$14.44		$11.21		$13.65		$15.40
Total Return(3)	18.28%		31.14%		(5.58)%		6.66%		40.20%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$78,077		$13,578		$1,981		$1,968		$1,859
Ratio of Expenses to Average Net Assets(5)	1.02	%(4)	1.03	%(4)	1.04	%(4)	1.04	%(4)	1.04	%(4)
Ratio of Net Investment Income to Average Net Assets(5)	0.40	%(4)	0.25	%(4)	0.78	%(4)	0.44	%(4)	1.25	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03%		0.02%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	101%		42%		55%		82%		51%
(5) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.41%		2.93%		7.50%		7.69%		10.83%
Net Investment Income (Loss) to Average Net Assets	0.01%		(1.65)%		(5.68)%		(6.21)%		(8.54)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Insight Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$14.40		$11.21		$13.66		$15.43		$11.86
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.01		(0.02)		0.05		0.01		0.07
Net Realized and Unrealized Gain (Loss)	2.54		3.46		(0.82)		0.87		4.58
Total from Investment Operations	2.55		3.44		(0.77)		0.88		4.65
Distributions from and/or in Excess of:
Net Investment Income	—		(0.00	)(3)	(0.06)		(0.01)		(0.08)
Net Realized Gain	(0.50)		(0.25)		(1.62)		(2.64)		(1.00)
Total Distributions	(0.50)		(0.25)		(1.68)		(2.65)		(1.08)
Net Asset Value, End of Period	$16.45		$14.40		$11.21		$13.66		$15.43
Total Return(4)	17.82%		30.74%		(5.97)%		6.41%		39.73%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$18,557		$7,365		$399		$230		$209
Ratio of Expenses to Average Net Assets(7)	1.37	%(5)	1.38	%(5)	1.39	%(5)	1.39	%(5)	1.30	%(5)(6)
Ratio of Net Investment Income (Loss) to Average Net Assets(7)	0.07	%(5)	(0.15	)%(5)	0.42	%(5)	0.09	%(5)	0.50	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03%		0.02%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	101%		42%		55%		82%		51%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.70%		3.28%		8.32%		8.91%		13.79%
Net Investment Loss to Average Net Assets	(0.26)%		(2.05)%		(6.51)%		(7.43)%		(11.99)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Insight Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$14.09		$11.02		$13.50		$15.35		$11.85
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.07)		(0.06)		(0.01)		(0.06)		0.08
Net Realized and Unrealized Gain (Loss)	2.48		3.38		(0.82)		0.86		4.49
Total from Investment Operations	2.41		3.32		(0.83)		0.80		4.57
Distributions from and/or in Excess of:
Net Investment Income	—		(0.00	)(3)	(0.03)		(0.01)		(0.07)
Net Realized Gain	(0.50)		(0.25)		(1.62)		(2.64)		(1.00)
Total Distributions	(0.50)		(0.25)		(1.65)		(2.65)		(1.07)
Net Asset Value, End of Period	$16.00		$14.09		$11.02		$13.50		$15.35
Total Return(4)	17.21%		30.18%		(6.49)%		5.83%		39.13%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$149		$150		$90		$47		$115
Ratio of Expenses to Average Net Assets(7)	1.87	%(5)	1.88	%(5)	1.89	%(5)	1.89	%(5)	1.84	%(5)(6)
Ratio of Net Investment Income (Loss) to Average Net Assets(7)	(0.45	)%(5)	(0.52	)%(5)	(0.09	)%(5)	(0.41	)%(5)	0.54	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03%		0.02%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	101%		42%		55%		82%		51%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.45%		5.57%		10.04%		10.64%		12.31%
Net Investment Loss to Average Net Assets	(2.03)%		(4.21)%		(8.24)%		(9.16)%		(9.93)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.80% for Class L shares.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Insight Portfolio

	Class C
	Year Ended December 31,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$14.03		$11.00		$13.47
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.11)		(0.12)		(0.08)
Net Realized and Unrealized Gain (Loss)	2.47		3.40		(0.74)
Total from Investment Operations	2.36		3.28		(0.82)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.00	)(4)	(0.03)
Net Realized Gain	(0.50)		(0.25)		(1.62)
Total Distributions	(0.50)		(0.25)		(1.65)
Net Asset Value, End of Period	$15.89		$14.03		$11.00
Total Return(5)	16.93%		29.87%		(6.42	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,766		$3,341		$58
Ratio of Expenses to Average Net Assets(9)	2.12	%(6)	2.13	%(6)	2.14	%(6)(8)
Ratio of Net Investment Loss to Average Net Assets(9)	(0.71	)%(6)	(0.91	)%(6)	(0.91	)%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03%		0.02%		0.01	%(8)
Portfolio Turnover Rate	101%		42%		55%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.46%		4.23%		12.97	%(8)
Net Investment Loss to Average Net Assets	(1.05)%		(3.01)%		(11.74	)%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Insight Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class L and Class C. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$4,898	$—	$—	$4,898
Auto Components	2,005	—	—	2,005
Automobiles	6,579	—	—	6,579
Banks	4,319	—	—	4,319
Biotechnology	1,825	—	—	1,825
Chemicals	9,269	—	—	9,269
Commercial Services & Supplies	2,381	—	—	2,381
Diversified Financial Services	6,195	—	—	6,195
Energy Equipment & Services	1,344	—	—	1,344
Health Care Equipment & Supplies	3,082	—	—	3,082
Health Care Providers & Services	2,142	—	—	2,142
Hotels, Restaurants & Leisure	1,516	—	—	1,516
Insurance	2,487	—	—	2,487
Internet Software & Services	1,618	—	—	1,618
Leisure Products	647	—	—	647
Machinery	6,262	—	—	6,262
Media	7,693	—	—	7,693
Multi-Line Retail	2,668	—	—	2,668
Pharmaceuticals	—	4,994	—	4,994
Specialty Retail	10,158	—	—	10,158
Trading Companies & Distributors	3,065	—	—	3,065
Transportation Infrastructure	—	2,132	—	2,132
Total Common Stocks	80,153	7,126	—	87,279
Short-Term Investments
Investment Company	22,304	—	—	22,304
Repurchase Agreements	—	736	—	736
Total Short-Term Investments	22,304	736	—	23,040
Total Assets	$102,457	$7,862	$—	$110,319

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $2,132,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unreal-

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

ized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the for-

eign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$2,651	(a)	$—	$(2,651	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received cash collateral of approximately $2,748,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

FASB ASC 860 "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$2,748	$—	$—	$—	$2,748
Total Borrowings	$2,748	$—	$—	$—	$2,748
Gross amount of recognized liabilities for securities lending transactions					$2,748

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities.

Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2017, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.50% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 1.90% for Class L shares and 2.15% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $154,000 of advisory fees were waived and approximately $45,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account mainte-

nance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $105,111,000 and $49,006,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $17,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$3,769	$90,307	$71,772	$77
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$22,304

During the year ended December 31, 2017, the Fund incurred approximately $4,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,120	$876	$257	$124

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$9	$(9)	$—

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,194	$774

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 46.6%.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Insight Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Insight Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Insight Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017. For corporate shareholders, 14.9% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $876,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $697,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc..
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIINSGTANN
2007707 EXP. 02.28.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Advantage Portfolio

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	26
Federal Tax Notice	27
Privacy Notice	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Advantage Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Expense Example (unaudited)

International Advantage Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Advantage Portfolio Class I	$1,000.00	$1,137.20	$1,020.27	$5.28	$4.99	0.98%
International Advantage Portfolio Class A	1,000.00	1,134.70	1,018.60	7.05	6.67	1.31
International Advantage Portfolio Class L	1,000.00	1,132.20	1,015.93	9.89	9.35	1.84
International Advantage Portfolio Class C	1,000.00	1,131.10	1,014.72	11.17	10.56	2.08

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

International Advantage Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 44.75%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World Index ex USA (the "Index"), which returned 27.19%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  International equity markets rallied on stronger-than-expected economic data and improving corporate profits across Europe and Japan, along with stabilization in emerging market economies amid firming commodity prices. Central bank policy remained largely accommodative as inflation stayed muted and global growth improved. This contributed to weakening in the U.S. dollar, especially against the euro. Political risk abated as key elections across Europe voted in more mainstream candidates, and trade negotiation fears also diminished somewhat, although the North American Free Trade Agreement ("NAFTA") and Brexit talks are ongoing. Markets shrugged off other geopolitical concerns, including escalating tensions with North Korea and in the Middle East, to end the year sharply higher.

•  International equity markets advanced 27.19% for the 12-month period ended December 31, 2017, as measured by the Index. Against this backdrop, our team remained focused on assessing company prospects over a longer-term period of three to five years, and owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

•  The team manages focused portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. Our longer-term focus results in lower turnover than many of our peers. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process.

•  For the 12-month period, the Fund outperformed the Index due to favorable stock selection and sector allocation.

•  The Fund's relative outperformance was driven by stock selection in the consumer discretionary, industrials and consumer staples sectors.

•  An overweight allocation to consumer staples and underweight exposures to the materials and industrials sectors detracted from relative results.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The team seeks high quality companies, which we define primarily as those with sustainable competitive advantages. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the portfolio; accordingly, we have had very limited turnover in the portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

•  At the close of the period, consumer staples represented the largest sector weight in the Fund, followed by information technology and consumer discretionary. The team's bottom-up investment process resulted in sector overweight positions in consumer staples, information technology, consumer discretionary and utilities, and underweight positions in financials, energy, materials, telecommunication services, health care, real estate and industrials.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

International Advantage Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and C shares will vary from the performance of Class I shares and will be impacted by additional fees assessed to those classes.

Performance Compared to the MSCI All Country World ex USA Index(1) and the Lipper International Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund — Class I Shares w/o sales charges(4)	44.75%	13.58%	—	12.34%
Fund — Class A Shares w/o sales charges(4)	44.18	13.22	—	12.00
Fund — Class A Shares with maximum 5.25% sales charges(4)	36.58	12.01	—	11.15
Fund — Class L Shares w/o sales charges(4)	43.41	12.64	—	11.44
Fund — Class C Shares w/o sales charges(5)	43.16	—	—	13.82
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	42.16	—	—	13.82
MSCI All Country World ex USA Index	27.19	6.80	—	5.09
Lipper International Multi-Cap Growth Funds Index	28.88	7.59	—	5.85

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World ex USA Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper International Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 28, 2010.

(5)  Commenced offering on April 30, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.
5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments

International Advantage Portfolio

	Shares	Value (000)
Common Stocks (91.4%)
Australia (6.0%)
Brookfield Infrastructure Partners LP	234,032	$10,487
CSL Ltd.	78,540	8,644
		19,131
Belgium (2.6%)
Anheuser-Busch InBev N.V.	73,629	8,213
Canada (2.2%)
Brookfield Asset Management, Inc., Class A	162,631	7,081
China (14.0%)
Alibaba Group Holding Ltd. ADR (a)	68,191	11,758
Foshan Haitian Flavouring & Food Co., Ltd., Class A	786,461	6,496
Jiangsu Hengrui Medicine Co., Ltd., Class A	357,364	3,782
Oppein Home Group, Inc., Class A (a)	22,617	410
Suofeiya Home Collection Co., Ltd., Class A	390,822	2,208
TAL Education Group ADR	291,426	8,658
Tencent Holdings Ltd. (b)	212,900	11,006
		44,318
Denmark (8.1%)
Chr Hansen Holding A/S	95,019	8,912
DSV A/S	214,807	16,912
		25,824
France (11.3%)
Danone SA	94,893	7,956
Hermes International	36,343	19,454
Pernod Ricard SA	52,399	8,294
		35,704
Hong Kong (1.7%)
AIA Group Ltd.	617,500	5,266
Italy (5.2%)
Moncler SpA	528,910	16,524
Japan (9.1%)
Calbee, Inc.	324,900	10,570
Keyence Corp.	23,000	12,842
Nihon M&A Center, Inc.	117,100	5,582
		28,994
Switzerland (7.1%)
Chocoladefabriken Lindt & Spruengli AG (Registered)	206	14,895
Kuehne & Nagel International AG (Registered)	43,642	7,713
		22,608
United Kingdom (15.9%)
Diageo PLC	223,762	8,189
Fevertree Drinks PLC	243,120	7,487
Reckitt Benckiser Group PLC	221,602	20,700
Rightmove PLC	230,888	14,023
		50,399
	Shares	Value (000)
United States (8.2%)
EPAM Systems, Inc. (a)	129,084	$13,867
Priceline Group, Inc. (The) (a)	6,917	12,020
		25,887
Total Common Stocks (Cost $251,850)		289,949
Short-Term Investment (8.4%)
Investment Company (8.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $26,761)	26,760,994	26,761
Total Investments Excluding Purchased Options (99.8%) (Cost $278,611)		316,710
Total Purchased Options Outstanding (0.0%) (Cost $453)		75
Total Investments (99.9%) (Cost $279,064) (c)(d)		316,785
Other Assets in Excess of Liabilities (0.1%)		411
Net Assets (100.0%)		$317,196

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  The approximate fair value and percentage of net assets, $226,078,000 and 71.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(d)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $279,211,000. The aggregate gross unrealized appreciation is approximately $39,586,000 and the aggregate gross unrealized depreciation is approximately $2,011,000, resulting in net unrealized appreciation of approximately $37,575,000.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

International Advantage Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2017:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
Royal Bank of Scotland	USD/CNH	CNH	7.52	Nov-18	64,496,916	64,497	$63	$267	$(204)
Royal Bank of Scotland	USD/CNH	CNH	7.55	Aug-18	35,176,613	35,177	12	186	(174)
							$75	$453	$(378)

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	33.9%
Food Products	12.6
Internet Software & Services	11.6
Textiles, Apparel & Luxury Goods	11.4
Beverages	10.2
Short-Term Investment	8.5
Household Products	6.5
Road & Rail	5.3
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

International Advantage Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $252,303)	$290,024
Investment in Security of Affiliated Issuer, at Value (Cost $26,761)	26,761
Total Investments in Securities, at Value (Cost $279,064)	316,785
Foreign Currency, at Value (Cost $15)	15
Cash	91
Receivable for Fund Shares Sold	1,361
Tax Reclaim Receivable	76
Receivable from Affiliate	26
Other Assets	67
Total Assets	318,421
Liabilities:
Payable for Advisory Fees	432
Payable for Fund Shares Redeemed	329
Due to Broker	260
Payable for Professional Fees	54
Payable for Custodian Fees	47
Payable for Shareholder Services Fees — Class A	28
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	5
Payable for Sub Transfer Agency Fees — Class I	18
Payable for Sub Transfer Agency Fees — Class A	7
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Administration Fees	20
Payable for Transfer Agency Fees — Class I	5
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Other Liabilities	17
Total Liabilities	1,225
Net Assets	$317,196
Net Assets Consist Of:
Paid-in-Capital	$279,324
Accumulated Net Investment Loss	(4)
Accumulated Net Realized Gain	152
Unrealized Appreciation (Depreciation) on:
Investments	37,721
Foreign Currency Translations	3
Net Assets	$317,196

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

International Advantage Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2017 (000)
CLASS I:
Net Assets	$166,189
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	9,841,240
Net Asset Value, Offering and Redemption Price Per Share	$16.89
CLASS A:
Net Assets	$144,112
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	8,601,546
Net Asset Value, Redemption Price Per Share	$16.75
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.93
Maximum Offering Price Per Share	$17.68
CLASS L:
Net Assets	$135
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	8,200
Net Asset Value, Offering and Redemption Price Per Share	$16.43
CLASS C:
Net Assets	$6,760
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	414,806
Net Asset Value, Offering and Redemption Price Per Share	$16.30

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

International Advantage Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $120 of Foreign Taxes Withheld)	$1,342
Dividends from Security of Affiliated Issuer (Note G)	112
Income from Securities Loaned — Net	3
Total Investment Income	1,457
Expenses:
Advisory Fees (Note B)	1,228
Shareholder Services Fees — Class A (Note D)	138
Distribution and Shareholder Services Fees — Class L (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	34
Sub Transfer Agency Fees — Class I	97
Sub Transfer Agency Fees — Class A	39
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	3
Administration Fees (Note C)	123
Professional Fees	123
Custodian Fees (Note F)	74
Registration Fees	61
Shareholder Reporting Fees	27
Transfer Agency Fees — Class I (Note E)	13
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	3
Directors' Fees and Expenses	6
Pricing Fees	5
Other Expenses	27
Total Expenses	2,008
Waiver of Advisory Fees (Note B)	(140)
Reimbursement of Class Specific Expenses — Class I (Note B)	(110)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(24)
Net Expenses	1,730
Net Investment Loss	(273)
Realized Gain:
Investments Sold	6,173
Foreign Currency Transactions	138
Realized Gain	6,311
Change in Unrealized Appreciation (Depreciation):
Investments	37,210
Foreign Currency Translations	4
Net Change in Unrealized Appreciation (Depreciation)	37,214
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	43,525
Net Increase in Net Assets Resulting from Operations	$43,252

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

International Advantage Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(273)	$10
Net Realized Gain	6,311	575
Net Change in Unrealized Appreciation (Depreciation)	37,214	181
Net Increase in Net Assets Resulting from Operations	43,252	766
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	(3,225)	(272)
Class A:
Net Realized Gain	(2,609)	(182)
Class L:
Net Realized Gain	(3)	(1)
Class C:
Net Realized Gain	(134)	(17)
Total Distributions	(5,971)	(472)
Capital Share Transactions:(1)
Class I:
Subscribed	152,464	30,034
Distributions Reinvested	3,224	272
Redeemed	(44,827)	(3,133)
Class A:
Subscribed	129,943	12,448
Distributions Reinvested	2,609	182
Redeemed	(10,165)	(4,830)
Class L:
Exchanged	27	51
Distributions Reinvested	2	1
Redeemed	(— @)	(193)
Class C:
Subscribed	5,022	975
Distributions Reinvested	134	17
Redeemed	(270)	(159)
Net Increase in Net Assets Resulting from Capital Share Transactions	238,163	35,665
Redemption Fees	7	1
Total Increase in Net Assets	275,451	35,960
Net Assets:
Beginning of Period	41,745	5,785
End of Period (Including Accumulated Net Investment Loss of $(4) and $(11))	$317,196	$41,745

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

International Advantage Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	10,012	2,536
Shares Issued on Distributions Reinvested	194	23
Shares Redeemed	(2,865)	(259)
Net Increase in Class I Shares Outstanding	7,341	2,300
Class A:
Shares Subscribed	8,199	1,045
Shares Issued on Distributions Reinvested	158	16
Shares Redeemed	(668)	(400)
Net Increase in Class A Shares Outstanding	7,689	661
Class L:
Shares Exchanged	2	4
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(— @@)	(16)
Net Increase (Decrease) in Class L Shares Outstanding	2	(12)
Class C:
Shares Subscribed	334	83
Shares Issued on Distributions Reinvested	8	1
Shares Redeemed	(19)	(13)
Net Increase in Class C Shares Outstanding	323	71

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

International Advantage Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$11.91		$11.80		$12.36		$12.36		$11.60
Income from Investment Operations:
Net Investment Income(2)	0.00	(3)	0.02		0.10		0.13		0.13
Net Realized and Unrealized Gain	5.32		0.29		1.18		0.20		1.32
Total from Investment Operations	5.32		0.31		1.28		0.33		1.45
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.10)		(0.07)		(0.12)
Net Realized Gain	(0.34)		(0.20)		(1.74)		(0.26)		(0.57)
Total Distributions	(0.34)		(0.20)		(1.84)		(0.33)		(0.69)
Redemption Fees	0.00	(3)	0.00	(3)	—		0.00	(3)	—
Net Asset Value, End of Period	$16.89		$11.91		$11.80		$12.36		$12.36
Total Return(4)	44.75%		2.47%		10.23%		2.58%		12.72%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$166,189		$29,781		$2,361		$3,387		$2,637
Ratio of Expenses to Average Net Assets(8)	0.98	%(5)	0.99	%(5)	1.16	%(5)(6)	1.24	%(5)	1.24	%(5)
Ratio of Net Investment Income to Average Net Assets(8)	0.02	%(5)	0.20	%(5)	0.76	%(5)	1.05	%(5)	1.04	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01%		0.00	%(7)	0.01%		0.00	%(7)
Portfolio Turnover Rate	30%		23%		96%		30%		49%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.21%		2.26%		4.82%		5.47%		6.30%
Net Investment Loss to Average Net Assets	(0.21)%		(1.07)%		(2.90)%		(3.18)%		(4.02)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2015, the maximum ratio was 1.25% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

International Advantage Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$11.86		$11.79		$12.37		$12.38		$11.60
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.07)		(0.00	)(3)	0.01		0.09		0.04
Net Realized and Unrealized Gain	5.30		0.27		1.23		0.19		1.38
Total from Investment Operations	5.23		0.27		1.24		0.28		1.42
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.08)		(0.03)		(0.07)
Net Realized Gain	(0.34)		(0.20)		(1.74)		(0.26)		(0.57)
Total Distributions	(0.34)		(0.20)		(1.82)		(0.29)		(0.64)
Redemption Fees	0.00	(3)	0.00	(3)	—		0.00	(3)	—
Net Asset Value, End of Period	$16.75		$11.86		$11.79		$12.37		$12.38
Total Return(4)	44.18%		2.13%		9.92%		2.21%		12.43%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$144,112		$10,822		$2,966		$889		$248
Ratio of Expenses to Average Net Assets(9)	1.31	%(5)	1.34	%(5)	1.46	%(5)(6)	1.59	%(5)	1.55	%(5)(7)
Ratio of Net Investment Income (Loss) to Average Net Assets(9)	(0.46	)%(5)	(0.04	)%(5)	0.09	%(5)	0.70	%(5)	0.29	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01%		0.00	%(8)	0.01%		0.00	%(8)
Portfolio Turnover Rate	30%		23%		96%		30%		49%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.42%		2.55%		5.77%		6.03%		6.89%
Net Investment Loss to Average Net Assets	(0.57)%		(1.25)%		(4.22)%		(3.74)%		(5.05)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to July 1, 2015, the maximum ratio was 1.60% for Class A shares.

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.50% for Class A shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

International Advantage Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$11.70		$11.69		$12.31		$12.36		$11.60
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.11)		(0.06)		(0.04)		0.02		0.02
Net Realized and Unrealized Gain	5.18		0.27		1.20		0.20		1.34
Total from Investment Operations	5.07		0.21		1.16		0.22		1.36
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.04)		(0.01)		(0.03)
Net Realized Gain	(0.34)		(0.20)		(1.74)		(0.26)		(0.57)
Total Distributions	(0.34)		(0.20)		(1.78)		(0.27)		(0.60)
Redemption Fees	0.00	(3)	0.00	(3)	—		0.00	(3)	—
Net Asset Value, End of Period	$16.43		$11.70		$11.69		$12.31		$12.36
Total Return(4)	43.41%		1.64%		9.34%		1.69%		11.88%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$135		$75		$211		$148		$123
Ratio of Expenses to Average Net Assets(9)	1.84	%(5)	1.84	%(5)	1.97	%(5)(6)	2.09	%(5)	2.03	%(5)(7)
Ratio of Net Investment Income (Loss) to Average Net Assets(9)	(0.77	)%(5)	(0.52	)%(5)	(0.31	)%(5)	0.20	%(5)	0.18	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(8)	0.01%		0.00	%(8)
Portfolio Turnover Rate	30%		23%		96%		30%		49%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.82%		3.96%		6.87%		7.42%		7.43%
Net Investment Loss to Average Net Assets	(2.75)%		(2.64)%		(5.21)%		(5.13)%		(5.22)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to July 1, 2015, the maximum ratio was 2.10% for Class L shares.

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.00% for Class L shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

International Advantage Portfolio

	Class C
	Year Ended December 31,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$11.63		$11.66		$13.80
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.17)		(0.11)		(0.08)
Net Realized and Unrealized Gain (Loss)	5.18		0.28		(0.26)
Total from Investment Operations	5.01		0.17		(0.34)
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.06)
Net Realized Gain	(0.34)		(0.20)		(1.74)
Total Distributions	(0.34)		(0.20)		(1.80)
Redemption Fees	0.00	(4)	0.00	(4)	—
Net Asset Value, End of Period	$16.30		$11.63		$11.66
Total Return(5)	43.16%		1.38%		(2.63	)%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,760		$1,067		$247
Ratio of Expenses to Average Net Assets(11)	2.08	%(6)	2.09	%(6)	2.11	%(6)(7)(10)
Ratio of Net Investment Loss to Average Net Assets(11)	(1.12	)%(6)	(0.91	)%(6)	(0.94	)%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01%		0.00	%(8)
Portfolio Turnover Rate	30%		23%		96%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.25%		3.60%		9.11	%(10)
Net Investment Loss to Average Net Assets	(1.29)%		(2.42)%		(7.94	)%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class C shares. Prior to July 1, 2015, the maximum ratio was 2.35% for Class C shares.

(8)  Amount is less than 0.005%.

(9)  Not annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Advantage Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class L and Class C. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$—	$32,183	$—	$32,183
Biotechnology	—	8,644	—	8,644
Capital Markets	7,081	—	—	7,081
Chemicals	—	8,912	—	8,912
Diversified Consumer Services	8,658	—	—	8,658
Electric Utilities	10,487	—	—	10,487
Electronic Equipment, Instruments & Components	—	12,842	—	12,842
Food Products	—	39,917	—	39,917
Household Durables	—	2,618	—	2,618
Household Products	—	20,700	—	20,700
Information Technology Services	13,867	—	—	13,867
Insurance	—	5,266	—	5,266
Internet & Direct Marketing Retail	12,020	—	—	12,020
Internet Software & Services	11,758	25,029	—	36,787
Marine	—	7,713	—	7,713
Pharmaceuticals	—	3,782	—	3,782
Professional Services	—	5,582	—	5,582
Road & Rail	—	16,912	—	16,912
Textiles, Apparel & Luxury Goods	—	35,978	—	35,978
Total Common Stocks	63,871	226,078	—	289,949
Call Options Purchased	—	75	—	75
Short-Term Investment
Investment Company	26,761	—	—	26,761
Total Assets	$90,632	$226,153	$—	$316,785

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $179,755,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017.

At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$75	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Option Purchased)	$(13	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(376	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Options Purchased	$75	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$75	(a)	$—	$(75)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	26,500,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2017, the Fund did not have any outstanding securities on loan.

6.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares and Class C shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2017, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.69% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares and 2.10% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $140,000 of advisory fees were waived and approximately $114,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the

Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $250,094,000 and $43,178,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $24,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,586	$172,478	$147,303	$112
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$26,761

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,814	$3,157	$326	$146

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, a net operating loss and distribution redesignations, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Accumulated Net Investment Loss (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$280	$(280)	$—

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$94	$205

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 36.6%.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Advantage Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of International Advantage Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of International Advantage Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017.

The Fund designated and paid approximately $3,157,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $1,115,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $120,000 and has derived net income from sources within foreign countries amounting to approximately $1,471,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

35

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIAANN
2007911 EXP. 02.28.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Equity Portfolio

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	30
Federal Tax Notice	31
Privacy Notice	32
Director and Officer Information	35

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Equity Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Expense Example (unaudited)

International Equity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Equity Portfolio Class I	$1,000.00	$1,072.80	$1,020.42	$4.96	$4.84	0.95%
International Equity Portfolio Class A	1,000.00	1,071.40	1,018.65	6.79	6.61	1.30
International Equity Portfolio Class L	1,000.00	1,068.10	1,016.13	9.38	9.15	1.80
International Equity Portfolio Class C	1,000.00	1,067.00	1,014.87	10.68	10.41	2.05
International Equity Portfolio Class IS	1,000.00	1,073.30	1,020.62	4.76	4.63	0.91

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

International Equity Portfolio

The Fund seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 25.17%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI EAFE Index (the "Index"), which returned 25.03%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  For 2017 as whole, the MSCI EAFE Index finished sharply higher at +25% in U.S. dollar (USD) terms, but +15.2% in local currency terms as the USD weakened against most major currencies throughout the year. Anticipated regional political risks failed to materialize. Emerging markets (+37.3% USD, +30.6 local) outperformed developed markets given the weak dollar and a recovery in industrial commodity prices. Japan (+24.0% USD, +19.8% local) also did well, underpinned by strong earnings. The eurozone advanced following Macron's election in France, finishing the year up 26.5% in USD terms, but just +11.2% in local currency terms, held back by euro strength. The United Kingdom (+22.3% USD, +11.7% local) lagged, weighed down by sterling strength and continued uncertainty around Brexit transition arrangements. At the sector level, information technology (+39.3%), materials (+33.9%) and industrials (+30.0%) led the way in 2017, while telecommunications (+12.9%), health care (+16.9%) and utilities (+19.2%) were the primary laggards. (Regional and country performance is represented by the respective MSCI Indexes.)

•  The Fund's stock selection was favorable for the year, led by consumer staples, with our holdings in the sector outperforming the Index by 10%. Strong stock selection in information technology also benefited performance, with two out-of-Index holdings performing strongly, along with a Japan-

based maker of factory automation sensors. Stock selection in financials was also a positive. The allocation effect was negative for the year, partially offsetting strong stock selection, with the overweight in health care and underweight in materials weighing on performance. The hedge on the Japanese yen to USD, which is managed using forward contracts, was also a negative, given the weakening dollar, as was the minor cash position with markets up sharply.

Management Strategies

•  Our central concern at the start of 2017 was a backdrop of generally high valuations coinciding with some significant macro/political concerns for the then-forthcoming year, including China, the risk of U.S. and European politics going wrong, the vulnerability of the financial system to shocks due to the sharp increase in debt, and general stagnation. We observed that if any of these major concerns went wrong, there was little margin of safety generally and probably quite a lot of downside given the nature of some of the potential risks. As bottom-up stock pickers, we found little margin of safety in stocks more or less across the board. 2017 ended with most major country indices up 20 to 25% or more (in USD),(i) making such concerns look at best premature, at worst just plain wrong. However, enthused US dollar-based investors excited about markets in 2017 may have forgotten that markets went up a lot in something that went down a lot (i.e., the dollar).

•  As we start 2018, we are more concerned about valuation and, on balance, less concerned about the macro conditions, although there is still plenty that can go wrong. In a nutshell, the market has re-rated on the basis that 2017's expected earnings increase of 15% for the MSCI World Index actually delivered for the first time in five years, as growth for once did not disappoint.(i) Although there is growing evidence of gross domestic product growth across the board, should these proverbial green shoots fail to bloom the market will de-rate multiples on lower actual earnings, the proverbial double-hit.(ii)

(i)  Source: Morgan Stanley Investment Management and FactSet. Data as of December 31, 2017.

(ii)  Forecast/estimates are based on current market conditions, subject to change and may not necessarily come to pass.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

•  In the U.S., despite the sturm und drang and the flying of a lot of liberal feathers, the market has broadly seen the benefits of Trump (tax reform being the biggest win) without any of the major risks eventuating as yet (an unholy cocktail of awfulness ranging from a trade war with China to nuclear war with North Korea). To the credit of Congress, it has passed, after much drama, the single measure we thought would have the biggest long-term positive impact on the U.S. economy, namely tax reform. Although its impact on overall U.S. corporations may be muted in the short term (few major U.S. companies pay a full U.S. tax charge unless they are purely domestic), the big long-term question is whether the combination of the tax reform and short-term capital expenditure (capex) and cash repatriation packages will be enough to get a capex cycle going, leading to a pick-up in productivity from current lows. In recent years, U.S. corporates have generally chosen to buy back shares rather than increase capex, and productivity has generally suffered as a result. A bull would say the combination of tax reform and the opportunities provided by the internet of things (IoT) and artificial intelligence (AI) will kick off a long cycle of investment to drive waste out of many sectors, with massive potential cost savings, a good chunk of which will come through in margins, which will be propelled to permanent new highs. A bear would respond that there may be some positive impact, but U.S. corporations will just continue to buy back shares, and margins may normalize as labor seeks to get its hands on a larger share of corporate profits from a still historically low starting point, leaving aside the risks from the aging U.S. economic cycle.

•  Add to this that the U.S. market is anticipating a repeat of the 12% earnings growth in the S&P 500 Index it saw in 2017, it is hardly a surprise that the market has not been over-concerned with valuation.(i) A bull (no shortage of those) would say that at 18.2x, the next 12 months price-to-earnings ("P/E") ratio of the S&P 500 Index is only about 14% above the long-term mean of 16.0x from 1997 to 2017; so why the fuss?(i) A bear (count us as one) would point out that even leaving aside quality of earnings (given the largest ever cycle of U.S.

earnings manipulation), corporate debt after a buyback binge is near record highs, as are margins, which means that the debt-adjusted price-to-sales ratio (EV/sales) at 2.44 for the S&P 500 Index is getting close to the 2000 peak of 2.98, which is a clear amber light, even leaving aside outdated notions of earnings reversion to the mean or the risk of a turn down in the U.S. economy.(i)

•  If one takes a longer-term view of valuations as per the Schiller P/E, the U.S. market has gone from expensive on 27.9x at the start of 2017 to very expensive on 32.4x at the end of 2017.(i) Unless the visionary tech bulls are right that a heady cocktail of AI, IoT, e-commerce et al. will propel already peak margins ever higher, leading to a ton of earnings growth, this is also a dark amber light for valuation, with a lot of expectations baked into price. No bull market ever bursts purely from valuation alone; but when markets do focus on valuation once more, it matters.

•  The other major geopolitical risk (aside from Trump) facing the world at the start of 2017 was the risk of political disruption in Europe, possibly leading to a break-up of the eurozone if the politics went wrong. After a few awkward moments, the market shrugged off such concerns following the Dutch and (in particular) French elections and, even after nasty surprises in the German election, continued to concentrate on the growing evidence of a eurozone economic recovery. So far, the market has been right, with some entirely unexpected positive results such as a majority in parliament for President Macron in France, which (miracle of miracles) means that reform, particularly labor market reform, has actually progressed in France and looks set to continue. Our concerns that Brexit could inspire a cascade of falling euro-dominos have been hitherto wrong: the only domino to fall flat on its face has been the U.K. itself, after doing what Michael Bloomberg memorably described as "the single stupidest thing any country has ever done." In fact, the only wobble of the dominos to date has been a positive impact — the U.K.'s self-immolation probably inspired France to rally around Macron to avoid the fate of its much loved European partner. However, our concerns for the

(i)  Source: Morgan Stanley Investment Management and FactSet. Data as of December 31, 2017.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

European elections were not that there was a high probability of things going horribly wrong in France or Germany; rather, the risk was Italy, which managed not to have its general election in 2017. Italy has been the big loser of the euro, with its economy not growing for 20 years due to an inability to reform itself and (mostly) to losing its historic ability to depreciate its currency (the lira) to keep its competitive plates spinning. Furthermore, Italy has the strongest eurosceptic forces of the major European countries going into its electoral cycle. The risk, now that Italy is having its election in March 2018, is that the Italians elect a government who decide to do something about the euro — if so, political risk will be back in Europe in spades.

•  Looking forward to 2018, there does seem to be a synchronized global expansion. However, it isn't that large, has quite a lot of risk and seems to be priced in by markets. We see that few of the major structural problems in the world (debt, the unknowns of a quantitative easing (QE) unwind, political uncertainty, China et al.) have gone away. In simple terms, a goldilocks scenario has been priced in but there seems to be quite a lot of risk and no apparent margin of safety in valuations. Such growth as there is looks unlikely to drive a sharp pick-up in inflation. Even though the U.S. is pressing the reflation button of tax cuts, this does not guarantee that the U.S. will reflate, especially given its starting point as one of the longest economic expansions in recent memory and already record-high margins. One might also point out that giving the wrong people (corporates and the wealthy) tax cuts does not, in itself, amount to a conventional hitting of the reflation button via fiscal policy. General use of fiscal policy to reflate Europe also looks questionable given the Germans have to agree to it, which looks far from a foregone conclusion with a weakened Mrs. Merkel in discussions with the (socialist) Social Democratic Party (SPD) for a renewed Grand Coalition. However, even if there is very little probability of systematic German-led reflation in Europe, at least European fiscal policy as a whole no longer looks like a future drag and could be mildly expansionary.

•  Despite its many problems (debt, demographics, QE ad nauseam), Japan does not face the same political risk as the West given that Prime Minister Abe has just been re-elected with a large majority. Furthermore, the Japanese cabinet approved a draft tax measure to incentivize companies to increase wages and raise capex in December 2017, potentially lowering Japanese corporate tax rates from the current 30% to 20%. There is even some evidence that Japanese companies are at last taking measures to run themselves better, although this is very much on a stock-by-stock basis and generally the number is few. Japan just may have the ability to surprise on the upside from reflation, particularly as there is growing evidence of labor shortages driving up wages. However, as always in Japan, there are a frustratingly small number of investible companies that can benefit from this.

•  As bottom-up stock pickers, the substantial rally in markets in 2017 aggravates the problem we have faced over the last few years of generally not having a sufficient margin of safety in the form of price to compensate us for potential risks, be they cyclical, macro or the threat of disruptive change. Clearly the market does not see margin of safety as a principal concern with the VIX, a common gauge of volatility, trading at around all-time lows.(iii) This means it has generally been difficult to find new opportunities and there have been no obvious sectors, which have been dramatically mispriced. Nonetheless, by casting a net wide and intensifying our search, we have found 10 attractive new holdings for International Equity Portfolio this year (in 2016 we found 15 new holdings). We are broadly encouraged by the performance of these holdings in 2017.

•  To us, the risks look skewed more to the downside than upside. If widespread hopes of a continuation of the current synchronized pick-up in world growth fail to materialize, the current backdrop of high valuation and low concern for risk make preservation of capital the key concern. To us, high-quality companies, which should still be better able to grow sales and profits in a downturn, look the best relative bet, even if they are unexciting in absolute terms.

(iii)  Source: Chicago Board Options Exchange Market Volatility Index, December 31, 2017.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI EAFE Index(1) and the Lipper International Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	25.17%	6.84%	2.86%	8.60%
Fund — Class A Shares w/o sales charges(5)	24.77	6.49	2.57	7.66
Fund — Class A Shares with maximum 5.25% sales charges(5)	18.23	5.34	2.02	7.40
Fund — Class L Shares w/o sales charges(6)	24.06	5.94	—	8.28
Fund — Class C Shares w/o sales charges(8)	23.78	—	—	3.19
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	22.78	—	—	3.19
Fund — Class IS Shares w/o sales charges(7)	25.22	—	—	5.20
MSCI EAFE Index	25.03	7.90	1.94	4.83
Lipper International Large-Cap Growth Funds Index	28.64	7.45	2.62	N/A

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper International Large-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on August 4, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on June 14, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments

International Equity Portfolio

	Shares	Value (000)
Common Stocks (97.7%)
Canada (3.1%)
Barrick Gold Corp. (a)	5,144,972	$74,412
Constellation Software, Inc.	52,886	32,061
Turquoise Hill Resources Ltd. (a)(b)	6,626,815	22,616
		129,089
China (3.6%)
China Petroleum & Chemical Corp. H Shares (c)	32,470,000	23,791
Tencent Holdings Ltd. (c)	2,404,300	124,290
		148,081
Finland (0.6%)
Neste Oyj	362,331	23,187
France (14.8%)
AXA SA	1,544,987	45,791
L'Oreal SA	739,197	163,754
Pernod Ricard SA	1,004,563	159,013
Publicis Groupe SA	482,284	32,765
Safran SA	793,965	81,643
Sanofi	1,069,678	92,103
TOTAL SA	772,754	42,637
		617,706
Germany (7.4%)
Bayer AG (Registered)	907,284	112,844
Continental AG	174,057	46,991
HeidelbergCement AG	222,365	24,071
SAP SE	1,111,012	124,578
		308,484
Hong Kong (1.8%)
AIA Group Ltd.	8,861,400	75,573
Ireland (1.2%)
Bank of Ireland Group PLC (b)	2,673,151	22,740
CRH PLC	781,471	28,113
		50,853
Japan (18.6%)
FANUC Corp.	371,300	89,208
Hitachi Ltd.	4,441,000	34,547
Keyence Corp.	117,800	65,775
Kirin Holdings Co., Ltd.	1,836,700	46,211
Komatsu Ltd.	1,654,100	59,917
Lion Corp.	1,503,700	28,387
Mitsubishi Estate Co., Ltd.	1,098,200	19,082
Mizuho Financial Group, Inc.	16,479,500	29,934
NGK Spark Plug Co., Ltd. (a)	588,100	14,301
Nitto Denko Corp.	619,000	55,020
Shiseido Co., Ltd.	2,880,400	138,839
Sompo Holdings, Inc.	637,400	24,574
Sumitomo Mitsui Financial Group, Inc.	1,891,451	81,692
Sumitomo Mitsui Trust Holdings, Inc.	117,999	4,686
Toyota Motor Corp.	827,100	52,964
USS Co., Ltd.	1,361,800	28,809
		773,946
	Shares	Value (000)
Korea, Republic of (2.2%)
LG Household & Health Care Ltd.	48,365	$53,619
NCSoft Corp.	93,348	38,997
		92,616
Netherlands (8.3%)
Heineken N.V.	858,853	89,522
RELX N.V.	3,277,027	75,335
Unilever N.V. CVA	3,192,916	179,392
		344,249
Portugal (0.7%)
Galp Energia SGPS SA	1,469,336	26,993
Sweden (0.6%)
Nordea Bank AB	2,143,849	25,946
Switzerland (7.4%)
Nestle SA (Registered)	405,014	34,804
Novartis AG (Registered)	1,636,938	138,390
Roche Holding AG (Genusschein)	436,190	110,331
Zurich Insurance Group AG	84,731	25,769
		309,294
United Kingdom (27.4%)
Admiral Group PLC	808,544	21,804
Aggreko PLC	3,228,363	34,717
Aviva PLC	6,886,430	47,062
British American Tobacco PLC	2,953,426	199,328
BT Group PLC	16,929,485	61,986
Bunzl PLC	1,312,171	36,691
Experian PLC	2,609,548	57,351
Ferguson PLC	997,460	71,371
GlaxoSmithKline PLC	8,443,423	149,346
Imperial Brands PLC	679,592	29,042
Man Group PLC	15,176,100	42,240
Meggitt PLC	2,557,531	16,560
Prudential PLC	4,241,450	109,049
Reckitt Benckiser Group PLC	1,840,638	171,932
RELX PLC	3,272,331	76,663
Travis Perkins PLC	722,849	15,284
		1,140,426
Total Common Stocks (Cost $2,818,185)		4,066,443
Short-Term Investments (2.2%)
Securities held as Collateral on Loaned Securities (0.0%)
Investment Company (0.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	433,122	433

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

International Equity Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.0%)
Barclays Capital, Inc., (1.37%, dated 12/29/17, due 1/2/18; proceeds $100; fully collateralized by a U.S. Government obligation; 1.75% due 5/15/23; valued at $102)	$100	$100
HSBC Securities USA, Inc., (1.30%, dated 12/29/17, due 1/2/18; proceeds $8; fully collateralized by a U.S. Government obligation; 3.00% due 2/15/47; valued at $8)	8	8
Merrill Lynch & Co., Inc., (1.42%, dated 12/29/17, due 1/2/18; proceeds $51; fully collateralized by a U.S. Government obligation; 2.00% due 12/31/21; valued at $52)	51	51
		159
Total Securities held as Collateral on Loaned Securities (Cost $592)		592
	Shares
Investment Company (2.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $91,551)	91,551,334	91,551
Total Short-Term Investments (Cost $92,143)		92,143
Total Investments (99.9%) (Cost $2,910,328) Including $11,557 of Securities Loaned (d)(e)(f)		4,158,586
Other Assets in Excess of Liabilities (0.1%)		2,380
Net Assets (100.0%)		$4,160,966

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  All or a portion of this security was on loan at December 31, 2017.

(b)  Non-income producing security.

(c)  Security trades on the Hong Kong exchange.

(d)  The approximate fair value and percentage of net assets, $3,937,354,000 and 94.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  Securities are available for collateral in connection with an open foreign currency forward exchange contract.

(f)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $2,944,677,000. The aggregate gross unrealized appreciation is approximately $1,295,339,000 and the aggregate gross unrealized depreciation is approximately $82,207,000, resulting in net unrealized appreciation of approximately $1,213,132,000.

CVA  Certificaten Van Aandelen.

Foreign Currency Forward Exchange Contract:

The Fund had the following foreign currency forward exchange contract open at December 31, 2017:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Depreciation (000)
Commonwealth Bank of Australia	JPY	32,741,000	$290,638	3/5/18	$(777)

JPY  —  Japanese Yen

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	46.6%
Pharmaceuticals	14.5
Personal Products	12.9
Insurance	8.4
Beverages	7.1
Tobacco	5.5
Professional Services	5.0
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2017.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include an open foreign currency forward exchange contract with unrealized depreciation of approximately $777,000.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

International Equity Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $2,818,344)	$4,066,602
Investment in Security of Affiliated Issuer, at Value (Cost $91,984)	91,984
Total Investments in Securities, at Value (Cost $2,910,328)	4,158,586
Foreign Currency, at Value (Cost $562)	564
Tax Reclaim Receivable	6,737
Dividends Receivable	6,555
Receivable for Fund Shares Sold	4,527
Receivable for Investments Sold	1,586
Receivable from Affiliate	79
Receivable from Securities Lending Income	9
Other Assets	219
Total Assets	4,178,862
Liabilities:
Payable for Advisory Fees	8,099
Payable for Investments Purchased	3,659
Payable for Fund Shares Redeemed	2,790
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	777
Collateral on Securities Loaned, at Value	592
Payable for Custodian Fees	455
Payable for Sub Transfer Agency Fees — Class I	234
Payable for Sub Transfer Agency Fees — Class A	196
Payable for Sub Transfer Agency Fees — Class L	6
Payable for Sub Transfer Agency Fees — Class C	— @
Payable for Directors' Fees and Expenses	283
Payable for Administration Fees	280
Payable for Shareholder Services Fees — Class A	263
Payable for Distribution and Shareholder Services Fees — Class L	4
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Professional Fees	51
Payable for Transfer Agency Fees — Class I	7
Payable for Transfer Agency Fees — Class A	5
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Other Liabilities	191
Total Liabilities	17,896
Net Assets	$4,160,966
Net Assets Consist Of:
Paid-in-Capital	$2,942,816
Accumulated Undistributed Net Investment Income	5,551
Accumulated Net Realized Loss	(35,123)
Unrealized Appreciation (Depreciation) on:
Investments	1,248,258
Foreign Currency Forward Exchange Contracts	(777)
Foreign Currency Translations	241
Net Assets	$4,160,966

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

International Equity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2017 (000)
CLASS I:
Net Assets	$1,691,807
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	94,125,436
Net Asset Value, Offering and Redemption Price Per Share	$17.97
CLASS A:
Net Assets	$1,231,279
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	69,376,159
Net Asset Value, Redemption Price Per Share	$17.75
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.98
Maximum Offering Price Per Share	$18.73
CLASS L:
Net Assets	$7,099
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	400,997
Net Asset Value, Offering and Redemption Price Per Share	$17.70
CLASS C:
Net Assets	$677
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	38,662
Net Asset Value, Offering and Redemption Price Per Share	$17.51
CLASS IS:
Net Assets	$1,230,104
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	68,447,827
Net Asset Value, Offering and Redemption Price Per Share	$17.97
(1) Including: Securities on Loan, at Value:	$11,557

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

International Equity Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $8,918 of Foreign Taxes Withheld)	$101,074
Income from Securities Loaned — Net	837
Dividends from Security of Affiliated Issuer (Note G)	500
Total Investment Income	102,411
Expenses:
Advisory Fees (Note B)	33,279
Administration Fees (Note C)	3,328
Sub Transfer Agency Fees — Class I	1,381
Sub Transfer Agency Fees — Class A	1,817
Sub Transfer Agency Fees — Class L	13
Sub Transfer Agency Fees — Class C	— @
Shareholder Services Fees — Class A (Note D)	3,080
Distribution and Shareholder Services Fees — Class L (Note D)	54
Distribution and Shareholder Services Fees — Class C (Note D)	5
Custodian Fees (Note F)	669
Registration Fees	137
Professional Fees	113
Shareholder Reporting Fees	112
Directors' Fees and Expenses	103
Transfer Agency Fees — Class I (Note E)	24
Transfer Agency Fees — Class A (Note E)	18
Transfer Agency Fees — Class L (Note E)	4
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	4
Pricing Fees	8
Other Expenses	220
Total Expenses	44,371
Reimbursement of Class Specific Expenses — Class I (Note B)	(707)
Reimbursement of Class Specific Expenses — Class A (Note B)	(111)
Reimbursement of Class Specific Expenses — Class L (Note B)	(7)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(4)
Rebate from Morgan Stanley Affiliate (Note G)	(122)
Waiver of Advisory Fees (Note B)	(114)
Net Expenses	43,304
Net Investment Income	59,107
Realized Gain (Loss):
Investments Sold	190,122
Foreign Currency Forward Exchange Contracts	(6,073)
Foreign Currency Transactions	427
Net Realized Gain	184,476
Change in Unrealized Appreciation (Depreciation):
Investments	680,568
Foreign Currency Forward Exchange Contracts	1,529
Foreign Currency Translations	646
Net Change in Unrealized Appreciation (Depreciation)	682,743
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	867,219
Net Increase in Net Assets Resulting from Operations	$926,326

@  Amount is less than $500.
The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

International Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$59,107	$75,131
Net Realized Gain (Loss)	184,476	(120,744)
Net Change in Unrealized Appreciation (Depreciation)	682,743	(46,498)
Net Increase (Decrease) in Net Assets Resulting from Operations	926,326	(92,111)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(33,238)	(18,324)
Class A:
Net Investment Income	(20,120)	(8,374)
Class L:
Net Investment Income	(80)	(11)
Class C:
Net Investment Income	(7)	(1)
Class IS:
Net Investment Income	(23,796)	(11,726)
Total Distributions	(77,241)	(38,436)
Capital Share Transactions:(1)
Class I:
Subscribed	188,753	292,344
Distributions Reinvested	31,004	17,125
Redeemed	(607,988)	(590,802)
Class A:
Subscribed	78,806	325,847
Distributions Reinvested	20,074	8,356
Redeemed	(294,914)	(489,120)
Class L:
Exchanged	115	243
Distributions Reinvested	79	10
Redeemed	(1,585)	(2,032)
Class C:
Subscribed	260	508
Distributions Reinvested	7	1
Redeemed	(164)	(403)
Class IS:
Subscribed	206,211	345,619
Distributions Reinvested	22,187	11,091
Redeemed	(293,178)	(151,013)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(650,333)	(232,226)
Redemption Fees	31	16
Total Increase (Decrease) in Net Assets	198,783	(362,757)
Net Assets:
Beginning of Period	3,962,183	4,324,940
End of Period (Including Accumulated Undistributed Net Investment Income of $5,551 and $29,235)	$4,160,966	$3,962,183

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

International Equity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	11,313	19,900
Shares Issued on Distributions Reinvested	1,773	1,182
Shares Redeemed	(36,417)	(40,979)
Net Decrease in Class I Shares Outstanding	(23,331)	(19,897)
Class A:
Shares Subscribed	4,760	23,324
Shares Issued on Distributions Reinvested	1,168	584
Shares Redeemed	(17,931)	(34,381)
Net Decrease in Class A Shares Outstanding	(12,003)	(10,473)
Class L:
Shares Exchanged	7	17
Shares Issued on Distributions Reinvested	5	1
Shares Redeemed	(97)	(141)
Net Decrease in Class L Shares Outstanding	(85)	(123)
Class C:
Shares Subscribed	16	36
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(11)	(28)
Net Increase in Class C Shares Outstanding	5	8
Class IS:
Shares Subscribed	12,066	24,017
Shares Issued on Distributions Reinvested	1,267	765
Shares Redeemed	(17,169)	(10,253)
Net Increase (Decrease) in Class IS Shares Outstanding	(3,836)	14,529

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

International Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$14.64		$15.10		$15.47		$16.98		$14.35
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.26		0.27		0.30		0.39		0.32
Net Realized and Unrealized Gain (Loss)	3.41		(0.57)		(0.23)		(1.42)		2.59
Total from Investment Operations	3.67		(0.30)		0.07		(1.03)		2.91
Distributions from and/or in Excess of:
Net Investment Income	(0.34)		(0.16)		(0.44)		(0.48)		(0.28)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$17.97		$14.64		$15.10		$15.47		$16.98
Total Return(4)	25.17%		(2.00)%		0.36%		(6.08)%		20.39%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,691,807		$1,719,699		$2,073,782		$2,620,040		$3,694,164
Ratio of Expenses to Average Net Assets(7)	0.95	%(5)	0.95	%(5)	0.95	%(5)	0.95	%(5)	0.94	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.95	%(5)	0.95	%(5)	0.95	%(5)	0.95	%(5)
Ratio of Net Investment Income to Average Net Assets(7)	1.54	%(5)	1.86	%(5)	1.85	%(5)	2.33	%(5)	2.04	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	18%		33%		29%		29%		29%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.99%		0.98%		1.01%		1.04%		0.99%
Net Investment Income to Average Net Assets	1.50%		1.83%		1.79%		2.24%		1.99%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

International Equity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$14.46		$14.91		$15.28		$16.78		$14.18
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.19		0.23		0.24		0.31		0.25
Net Realized and Unrealized Gain (Loss)	3.38		(0.58)		(0.23)		(1.38)		2.59
Total from Investment Operations	3.57		(0.35)		0.01		(1.07)		2.84
Distributions from and/or in Excess of:
Net Investment Income	(0.28)		(0.10)		(0.38)		(0.43)		(0.24)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$17.75		$14.46		$14.91		$15.28		$16.78
Total Return(4)	24.77%		(2.33)%		(0.02)%		(6.43)%		20.13%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,231,279		$1,176,835		$1,369,566		$1,576,475		$1,508,564
Ratio of Expenses to Average Net Assets(8)	1.30	%(5)	1.29	%(5)	1.30	%(5)	1.30	%(5)	1.22	%(5)(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.29	%(5)	1.30	%(5)	1.30	%(5)	1.22	%(5)(6)
Ratio of Net Investment Income to Average Net Assets(8)	1.16	%(5)	1.60	%(5)	1.48	%(5)	1.89	%(5)	1.60	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.01%		0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	18%		33%		29%		29%		29%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.31%		1.30%		1.32%		1.34%		1.25%
Net Investment Income to Average Net Assets	1.15%		1.59%		1.46%		1.85%		1.57%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.30% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.20% for Class A shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

International Equity Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$14.43		$14.87		$15.23		$16.71		$14.12
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.11		0.16		0.15		0.24		0.19
Net Realized and Unrealized Gain (Loss)	3.35		(0.58)		(0.21)		(1.39)		2.55
Total from Investment Operations	3.46		(0.42)		(0.06)		(1.15)		2.74
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.02)		(0.30)		(0.33)		(0.15)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$17.70		$14.43		$14.87		$15.23		$16.71
Total Return(4)	24.06%		(2.82)%		(0.47)%		(6.91)%		19.49%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,099		$7,008		$9,053		$9,763		$12,072
Ratio of Expenses to Average Net Assets(8)	1.80	%(5)	1.80	%(5)	1.80	%(5)	1.80	%(5)	1.72	%(5)(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.80	%(5)	1.80	%(5)	1.80	%(5)	1.73	%(5)(6)
Ratio of Net Investment Income to Average Net Assets(8)	0.69	%(5)	1.09	%(5)	0.97	%(5)	1.48	%(5)	1.24	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	18%		33%		29%		29%		29%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.90%		1.93%		1.89%		1.89%		1.78%
Net Investment Income to Average Net Assets	0.59%		0.96%		0.88%		1.38%		1.18%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.80% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.70% for Class L shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

International Equity Portfolio

	Class C
	Year Ended December 31,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$14.31		$14.77		$16.70
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.04		0.14		(0.03)
Net Realized and Unrealized Gain (Loss)	3.35		(0.58)		(1.53)
Total from Investment Operations	3.39		(0.44)		(1.56)
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.02)		(0.37)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$17.51		$14.31		$14.77
Total Return(5)	23.78%		(3.01)%		(9.41	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$677		$476		$372
Ratio of Expenses to Average Net Assets(10)	2.05	%(6)	2.05	%(6)	2.05	%(6)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		2.05	%(6)	2.05	%(6)(9)
Ratio of Net Investment Income (Loss) to Average Net Assets(10)	0.22	%(6)	0.95	%(6)	(0.27	)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	18%		33%		29%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.41%		2.40%		2.75	%(9)
Net Investment Income (Loss) to Average Net Assets	(0.14)%		0.60%		(0.97	)%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

International Equity Portfolio

	Class IS
	Year Ended December 31,								Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$14.64		$15.10		$15.47		$16.98		$16.08
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.26		0.29		0.30		0.40		(0.01)
Net Realized and Unrealized Gain (Loss)	3.42		(0.59)		(0.23)		(1.43)		1.19
Total from Investment Operations	3.68		(0.30)		0.07		(1.03)		1.18
Distributions from and/or in Excess of:
Net Investment Income	(0.35)		(0.16)		(0.44)		(0.48)		(0.28)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$17.97		$14.64		$15.10		$15.47		$16.98
Total Return(5)	25.22%		(1.95)%		0.40%		(6.07)%		7.42	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,230,104		$1,058,165		$872,167		$715,262		$285,253
Ratio of Expenses to Average Net Assets(11)	0.91	%(6)	0.91	%(6)	0.91	%(6)	0.91	%(6)	0.91	%(6)(7)(10)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.91	%(6)	0.91	%(6)	0.91	%(6)	0.91	%(6)(7)(10)
Ratio of Net Investment Income (Loss) to Average Net Assets(11)	1.52	%(6)	1.96	%(6)	1.84	%(6)	2.36	%(6)	(0.29	)%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)(10)
Portfolio Turnover Rate	18%		33%		29%		29%		29%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.91%		0.91%		0.91%		0.91%		0.91	%(10)
Net Investment Income (Loss) to Average Net Assets	1.52%		1.96%		1.84%		2.36%		(0.29	)%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.91% for class IS shares.

(8)  Amount is less than 0.005%.

(9)  Not annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Equity Portfolio. The Fund seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

During the year ended December 31, 2017, Morgan Stanley Investment Management Company ("MSIM Company") served as the Sub-Adviser to the Fund. Effective December 31, 2017, MSIM Company is no longer a Sub-Adviser to the Fund.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities,

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$98,203	$—	$98,203
Auto Components	—	61,292	—	61,292
Automobiles	—	52,964	—	52,964
Banks	—	164,998	—	164,998
Beverages	—	294,746	—	294,746
Capital Markets	—	42,240	—	42,240
Chemicals	—	55,020	—	55,020
Commercial Services & Supplies	—	34,717	—	34,717
Construction Materials	—	52,184	—	52,184
Diversified Telecommunication Services	—	61,986	—	61,986
Electronic Equipment, Instruments & Components	—	100,322	—	100,322
Food Products	—	34,804	—	34,804
Household Products	—	200,319	—	200,319
Insurance	—	349,622	—	349,622
Internet Software & Services	—	124,290	—	124,290
Machinery	—	149,125	—	149,125
Media	—	32,765	—	32,765
Metals & Mining	97,028	—	—	97,028
Oil, Gas & Consumable Fuels	—	116,608	—	116,608
Personal Products	—	535,604	—	535,604
Pharmaceuticals	—	603,014	—	603,014
Professional Services	—	209,349	—	209,349
Real Estate Management & Development	—	19,082	—	19,082
Software	32,061	163,575	—	195,636
Specialty Retail	—	28,809	—	28,809
Tobacco	—	228,370	—	228,370
Trading Companies & Distributors	—	123,346	—	123,346
Total Common Stocks	129,089	3,937,354	—	4,066,443
Short-Term Investments
Investment Company	91,984	—	—	91,984
Repurchase Agreements	—	159	—	159
Total Short-Term Investments	91,984	159	—	92,143
Total Assets	221,073	3,937,513	—	4,158,586
Liabilities:
Foreign Currency Forward Exchange Contract	—	(777)	—	(777)
Total	$221,073	$3,936,736	$—	$4,157,809

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $3,557,348,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2017.

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Depreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$(777)

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(6,073)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk Foreign Currency	Forward Exchange Contracts	$1,529

At December 31, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(a)	Assets(b) (000)	Liabilities(b) (000)
Foreign Currency Forward Exchange Contract	$—	$(777)

(a) Excludes exchange traded derivatives.

(b) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Commonwealth Bank of Australia	$777	$—	$—	$777

For the year ended December 31, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$227,016,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$11,557	(b)	$—	$(11,557	)(c)(d)	$0

(b) Represents market value of loaned securities at year end.

(c) The Fund received cash collateral of approximately $592,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $11,532,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(d) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860 "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$592	$—	$—	$—	$592
Total Borrowings	$592	$—	$—	$—	$592
Gross amount of recognized liabilities for securities lending transactions					$592

7.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $10 billion	Over $10 billion
0.80%	0.75%

For the year ended December 31, 2017, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.79% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares, 1.30% for Class A shares, 1.80% for Class L shares, 2.05% for Class C shares and 0.91% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $114,000 of advisory fees were waived and approximately $831,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

Effective December 31, 2017, MSIM Company is no longer a Sub-Adviser to the Fund.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer

Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $720,794,000 and $1,392,809,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $122,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$77,597	$912,307	$897,920	$500
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$91,984

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$77,241	$—	$38,436	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies, redemptions in kind and an expired capital loss carryforward, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(5,550)	$9,708	$(4,158)

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$5,056	$—

During the year ended December 31, 2017, capital loss carryforwards of approximately $5,820,000 expired for federal income tax purposes.

During the year ended December 31, 2017, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $191,328,000.

For the year ended December 31, 2017, the Fund realized gains from in-kind redemptions of approximately $1,661,000. The gains are not taxable income to the Fund.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 39.8%.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of International Equity Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of International Equity Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for the taxable year ended December 31, 2017.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $83,321,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $6,081,000, and has derived net income from sources within foreign countries amounting to approximately $108,773,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday-Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007- 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

39

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIEANN
2007512 EXP. 02.28.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Opportunity Portfolio

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Federal Tax Notice	28
Privacy Notice	29
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Opportunity Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Expense Example (unaudited)

International Opportunity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Opportunity Portfolio Class I	$1,000.00	$1,179.20	$1,020.27	$5.38	$4.99	0.98%
International Opportunity Portfolio Class A	1,000.00	1,178.00	1,018.75	7.03	6.51	1.28
International Opportunity Portfolio Class L	1,000.00	1,174.50	1,015.93	10.08	9.35	1.84
International Opportunity Portfolio Class C	1,000.00	1,173.60	1,015.07	11.01	10.21	2.01
International Opportunity Portfolio Class IS	1,000.00	1,179.60	1,020.57	5.05	4.69	0.92

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

International Opportunity Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 53.38%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World ex USA Index (the "Index"), which returned 27.19%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  International equity markets rallied on stronger-than-expected economic data and improving corporate profits across Europe and Japan, along with stabilization in emerging market economies amid firming commodity prices. Central bank policy remained largely accommodative as inflation stayed muted and global growth improved. This contributed to weakening in the U.S. dollar, especially against the euro. Political risk abated as key elections across Europe voted in more mainstream candidates, and trade negotiation fears also diminished somewhat, although the North American Free Trade Agreement ("NAFTA") and Brexit talks are ongoing. Markets shrugged off other geopolitical concerns, including escalating tensions with North Korea and in the Middle East, to end the year sharply higher.

•  International equity markets advanced 27.19% for the 12-month period ended December 31, 2017, as measured by the Index. Against this backdrop, our team remained focused on assessing company prospects over a longer-term period of three to five years, and owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

•  The team manages focused portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. Our longer-term focus results in lower turnover than many of our peers. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process.

•  For the 12-month period, the Fund outperformed the Index due to favorable stock selection and sector allocation.

•  The Fund's relative outperformance was driven by stock selection in the consumer discretionary, consumer staples and industrials sectors.

•  Underweight exposures to the materials and industrials sectors and an overweight allocation to consumer staples detracted from relative results.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The team seeks high quality companies, which we define primarily as those with sustainable competitive advantages. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the portfolio; accordingly, we have had very limited turnover in the portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

•  At the close of the period, consumer discretionary represented the largest sector weight in the Fund, followed by information technology and consumer staples. The team's bottom-up investment process resulted in sector overweight positions in consumer discretionary, information technology and consumer staples and underweight positions in financials, materials, energy, industrials, telecommunication services, health care, real estate and utilities.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

International Opportunity Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on March 31, 2010.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country World ex USA Index(1) and the Lipper International Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class I Shares w/o sales charges(4)	53.38%	17.23%	—	13.31%
Fund — Class A Shares w/o sales charges(4)	53.01	16.84	—	12.97
Fund — Class A Shares with maximum 5.25% sales charges(4)	44.97	15.59	—	12.19
Fund — Class L Shares w/o sales charges(4)	52.11	16.24	—	12.39
Fund — Class C Shares w/o sales charges(6)	51.77	—	—	15.34
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	50.77	—	—	15.34
Fund — Class IS Shares w/o sales charges(5)	53.41	—	—	16.74
MSCI All Country World ex USA Index	27.19	6.80	—	5.66
Lipper International Multi-Cap Growth Funds Index	28.88	7.59	—	6.67

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World ex USA Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper International Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on March 31, 2010.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments

International Opportunity Portfolio

	Shares	Value (000)
Common Stocks (90.6%)
Argentina (1.8%)
Globant SA (a)	240,835	$11,189
Belgium (1.6%)
Anheuser-Busch InBev N.V.	86,565	9,656
Brazil (0.9%)
Smiles Fidelidade SA	247,556	5,638
Canada (1.3%)
Brookfield Asset Management, Inc., Class A	186,077	8,102
China (24.2%)
Alibaba Group Holding Ltd. ADR (a)	151,092	26,053
China Lodging Group Ltd. ADR	150,373	21,718
China Resources Beer Holdings Co., Ltd. (b)	2,684,666	9,635
Foshan Haitian Flavouring & Food Co., Ltd., Class A	1,841,597	15,211
Jiangsu Hengrui Medicine Co., Ltd., Class A	644,738	6,824
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	701,586	12,387
Oppein Home Group, Inc. (a)	90,949	1,648
Suofeiya Home Collection Co., Ltd., Class A	1,554,768	8,782
TAL Education Group ADR	1,011,912	30,064
Tencent Holdings Ltd. (b)	376,800	19,479
		151,801
Denmark (5.0%)
DSV A/S	394,511	31,061
France (4.5%)
Hermes International	53,118	28,434
Germany (1.5%)
Adidas AG	47,504	9,483
India (3.5%)
HDFC Bank Ltd.	741,424	21,955
Italy (4.9%)
Moncler SpA	988,290	30,877
Japan (6.4%)
Calbee, Inc.	442,600	14,399
Keyence Corp.	25,500	14,238
Nihon M&A Center, Inc.	234,900	11,197
		39,834
Korea, Republic of (2.4%)
Loen Entertainment, Inc.	33,038	3,471
NAVER Corp.	13,884	11,273
		14,744
South Africa (2.6%)
Naspers Ltd., Class N	57,893	16,131
Sweden (3.1%)
RaySearch Laboratories AB (a)	407,292	8,489
Vitrolife AB	147,277	11,185
		19,674
Switzerland (3.1%)
Chocoladefabriken Lindt & Spruengli AG (Registered)	267	19,306
	Shares	Value (000)
United Kingdom (12.2%)
Fevertree Drinks PLC	606,908	$18,691
Just Eat PLC (a)	1,351,648	14,179
Reckitt Benckiser Group PLC	335,364	31,326
Rightmove PLC	203,200	12,341
		76,537
United States (11.6%)
CEVA, Inc. (a)	127,562	5,887
EPAM Systems, Inc. (a)	309,077	33,204
Luxoft Holding, Inc. (a)	95,969	5,345
MercadoLibre, Inc.	18,118	5,701
Priceline Group, Inc. (The) (a)	13,030	22,643
		72,780
Total Common Stocks (Cost $484,873)		567,202
Participation Notes (0.4%)
China (0.4%)
Jiangsu Yanghe Brewery, Class A, Equity Linked Notes, expires 1/10/18 (a) (Cost $1,554)	151,200	2,669
Short-Term Investment (9.8%)
Investment Company (9.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $61,592)	61,592,484	61,592
Total Investments Excluding Purchased Options (100.8%) (Cost $548,019)		631,463
Total Purchased Options Outstanding (0.0%) (Cost $778)		131
Total Investments (100.8%) (Cost $548,797) (c)(d)		631,594
Liabilities in Excess of Other Assets (–0.8%)		(5,138)
Net Assets (100.0%)		$626,456

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  The approximate fair value and percentage of net assets, $375,341,000 and 59.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(d)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $549,682,000. The aggregate gross unrealized appreciation is approximately $85,753,000 and the aggregate gross unrealized depreciation is approximately $3,841,000, resulting in net unrealized appreciation of approximately $81,912,000.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

International Opportunity Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2017:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
Royal Bank of Scotland	USD/CNH	CNH	7.52	Nov-18	115,004,380	115,004	$112	$476	$(364)
Royal Bank of Scotland	USD/CNH	CNH	7.55	Aug-18	56,889,460	56,889	19	302	(283)
							$131	$778	$(647)

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	38.0%
Internet Software & Services	14.1
Textiles, Apparel & Luxury Goods	10.9
Short-Term Investments	9.8
Beverages	8.4
Food Products	7.7
Information Technology Services	6.1
Household Products	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

International Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $487,205)	$570,002
Investment in Security of Affiliated Issuer, at Value (Cost $61,592)	61,592
Total Investments in Securities, at Value (Cost $548,797)	631,594
Foreign Currency, at Value (Cost $269)	269
Cash	5
Receivable for Fund Shares Sold	7,250
Receivable for Investments Sold	89
Tax Reclaim Receivable	63
Receivable from Affiliate	50
Dividends Receivable	3
Receivable from Securities Lending Income	—	@
Other Assets	70
Total Assets	639,393
Liabilities:
Payable for Investments Purchased	11,124
Payable for Advisory Fees	902
Deferred Capital Gain Country Tax	351
Due to Broker	170
Payable for Fund Shares Redeemed	131
Payable for Shareholder Services Fees — Class A	37
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	18
Payable for Custodian Fees	54
Payable for Professional Fees	53
Payable for Administration Fees	39
Payable for Sub Transfer Agency Fees — Class I	24
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	2
Payable for Transfer Agency Fees — Class I	6
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Other Liabilities	23
Total Liabilities	12,937
Net Assets	$626,456
Net Assets Consist Of:
Paid-in-Capital	$542,491
Accumulated Net Investment Loss	(9)
Accumulated Net Realized Gain	1,531
Unrealized Appreciation (Depreciation) on:
Investments (Net of $351 of Deferred Capital Gain Country Tax)	82,446
Foreign Currency Translations	(3)
Net Assets	$626,456

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

International Opportunity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2017 (000)
CLASS I:
Net Assets	$358,141
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	15,901,685
Net Asset Value, Offering and Redemption Price Per Share	$22.52
CLASS A:
Net Assets	$186,988
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	8,405,149
Net Asset Value, Redemption Price Per Share	$22.25
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.23
Maximum Offering Price Per Share	$23.48
CLASS L:
Net Assets	$364
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	16,839
Net Asset Value, Offering and Redemption Price Per Share	$21.63
CLASS C:
Net Assets	$23,334
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,087,545
Net Asset Value, Offering and Redemption Price Per Share	$21.46
CLASS IS:
Net Assets	$57,629
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,556,761
Net Asset Value, Offering and Redemption Price Per Share	$22.54

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

International Opportunity Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $104 of Foreign Taxes Withheld)	$1,249
Dividends from Security of Affiliated Issuer (Note G)	202
Income from Securities Loaned — Net	7
Total Investment Income	1,458
Expenses:
Advisory Fees (Note B)	2,150
Shareholder Services Fees — Class A (Note D)	198
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	108
Administration Fees (Note C)	215
Sub Transfer Agency Fees — Class I	115
Sub Transfer Agency Fees — Class A	71
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	5
Professional Fees	125
Registration Fees	88
Custodian Fees (Note F)	82
Transfer Agency Fees — Class I (Note E)	20
Transfer Agency Fees — Class A (Note E)	5
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	4
Transfer Agency Fees — Class IS (Note E)	2
Shareholder Reporting Fees	26
Directors' Fees and Expenses	8
Pricing Fees	6
Other Expenses	31
Total Expenses	3,263
Waiver of Advisory Fees (Note B)	(204)
Rebate from Morgan Stanley Affiliate (Note G)	(43)
Reimbursement of Class Specific Expenses — Class I (Note B)	(37)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Net Expenses	2,975
Net Investment Loss	(1,517)
Realized Gain:
Investments Sold	11,818
Foreign Currency Transactions	30
Realized Gain	11,848
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $351)	79,820
Foreign Currency Translations	(1)
Net Change in Unrealized Appreciation (Depreciation)	79,819
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	91,667
Net Increase in Net Assets Resulting from Operations	$90,150

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

International Opportunity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(1,517)	$(222)
Net Realized Gain	11,848	952
Net Change in Unrealized Appreciation (Depreciation)	79,819	(174)
Net Increase in Net Assets Resulting from Operations	90,150	556
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(10)
Net Realized Gain	(5,012)	—
Class A:
Net Realized Gain	(2,793)	—
Class L:
Net Realized Gain	(6)	—
Class C:
Net Realized Gain	(360)	—
Class IS:
Net Investment Income	—	(— @)
Net Realized Gain	(849)	—
Total Distributions	(9,020)	(10)
Capital Share Transactions:(1)
Class I:
Subscribed	267,962	38,010
Distributions Reinvested	5,005	10
Redeemed	(29,983)	(28,192)
Class A:
Subscribed	177,334	11,094
Distributions Reinvested	2,793	—
Redeemed	(26,941)	(8,975)
Class L:
Exchanged	42	146
Distributions Reinvested	6	—
Redeemed	(16)	(190)
Class C:
Subscribed	19,131	722
Distributions Reinvested	360	—
Redeemed	(1,137)	(604)
Class IS:
Subscribed	53,039	1,008
Distributions Reinvested	848	—
Redeemed	(443)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	468,000	13,029
Redemption Fees	46	3
Total Increase in Net Assets	549,176	13,578
Net Assets:
Beginning of Period	77,280	63,702
End of Period (Including Accumulated Net Investment Loss and Distributions in Excess of Net Investment Income of $(9) and $(35), respectively)	$626,456	$77,280

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

International Opportunity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	13,008	2,611
Shares Issued on Distributions Reinvested	228	1
Shares Redeemed	(1,515)	(1,900)
Net Increase in Class I Shares Outstanding	11,721	712
Class A:
Shares Subscribed	8,781	764
Shares Issued on Distributions Reinvested	129	—
Shares Redeemed	(1,298)	(609)
Net Increase in Class A Shares Outstanding	7,612	155
Class L:
Shares Exchanged	3	10
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(1)	(13)
Net Increase (Decrease) in Class L Shares Outstanding	2	(3)
Class C:
Shares Subscribed	999	50
Shares Issued on Distributions Reinvested	17	—
Shares Redeemed	(58)	(42)
Net Increase in Class C Shares Outstanding	958	8
Class IS:
Shares Subscribed	2,471	68
Shares Issued on Distributions Reinvested	38	—
Shares Redeemed	(21)	—
Net Increase in Class IS Shares Outstanding	2,488	68

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

International Opportunity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$14.93		$15.03		$13.92		$13.77		$11.19
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.08)		(0.03)		(0.00	)(3)	0.08		0.10
Net Realized and Unrealized Gain (Loss)	8.04		(0.07)		1.58		0.36		2.85
Total from Investment Operations	7.96		(0.10)		1.58		0.44		2.95
Distributions from and/or in Excess of:
Net Investment Income	—		(0.00	)(3)	(0.03)		(0.01)		(0.09)
Net Realized Gain	(0.37)		—		(0.44)		(0.28)		(0.28)
Total Distributions	(0.37)		(0.00	)(3)	(0.47)		(0.29)		(0.37)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	—
Net Asset Value, End of Period	$22.52		$14.93		$15.03		$13.92		$13.77
Total Return(4)	53.38%		(0.65)%		11.40%		3.14%		26.47%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$358,141		$62,440		$52,128		$10,943		$7,647
Ratio of Expenses to Average Net Assets(8)	0.98	%(5)	1.00	%(5)	1.01	%(5)(6)	1.09	%(5)	1.13	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	(0.42	)%(5)	(0.22	)%(5)	(0.01	)%(5)	0.57	%(5)	0.82	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.00	%(7)	0.01%		0.01%		0.01%
Portfolio Turnover Rate	30%		42%		51%		33%		40%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.10%		1.34%		1.95%		3.25%		3.84%
Net Investment Loss to Average Net Assets	(0.54)%		(0.56)%		(0.95)%		(1.59)%		(1.89)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2015, the maximum ratio was 1.15% for Class I shares.

(7)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

International Opportunity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$14.79		$14.93		$13.87		$13.78		$11.19
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.15)		(0.08)		(0.06)		0.01		0.02
Net Realized and Unrealized Gain (Loss)	7.98		(0.06)		1.57		0.37		2.89
Total from Investment Operations	7.83		(0.14)		1.51		0.38		2.91
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.01)		(0.01)		(0.04)
Net Realized Gain	(0.37)		—		(0.44)		(0.28)		(0.28)
Total Distributions	(0.37)		—		(0.45)		(0.29)		(0.32)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	—
Net Asset Value, End of Period	$22.25		$14.79		$14.93		$13.87		$13.78
Total Return(4)	53.01%		(1.00)%		10.99%		2.71%		26.12%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$186,988		$11,727		$9,520		$992		$275
Ratio of Expenses to Average Net Assets(9)	1.27	%(5)	1.35	%(5)	1.34	%(5)(7)	1.49	%(5)	1.44	%(5)(6)
Ratio of Net Investment Income (Loss) to Average Net Assets(9)	(0.74	)%(5)	(0.55	)%(5)	(0.39	)%(5)	0.04	%(5)	0.13	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.00	%(8)	0.01%		0.01%		0.01%
Portfolio Turnover Rate	30%		42%		51%		33%		40%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.36%		1.66%		2.28%		3.81%		4.49%
Net Investment Loss to Average Net Assets	(0.83)%		(0.86)%		(1.33)%		(2.28)%		(2.92)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.40% for Class A shares.

(7)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to July 1, 2015, the maximum ratio was 1.50% for Class A shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

International Opportunity Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$14.47		$14.69		$13.71		$13.68		$11.13
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.22)		(0.14)		(0.12)		(0.05)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	7.75		(0.08)		1.54		0.36		2.83
Total from Investment Operations	7.53		(0.22)		1.42		0.31		2.83
Distributions from and/or in Excess of:
Net Realized Gain	(0.37)		—		(0.44)		(0.28)		(0.28)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	—
Net Asset Value, End of Period	$21.63		$14.47		$14.69		$13.71		$13.68
Total Return(4)	52.11%		(1.50)%		10.38%		2.24%		25.49%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$364		$221		$266		$193		$137
Ratio of Expenses to Average Net Assets(9)	1.84	%(5)	1.85	%(5)	1.91	%(5)(7)	1.99	%(5)	1.92	%(5)(6)
Ratio of Net Investment Loss to Average Net Assets(9)	(1.16	)%(5)	(1.00	)%(5)	(0.80	)%(5)	(0.38	)%(5)	(0.00	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(8)	0.01%		0.01%		0.01%
Portfolio Turnover Rate	30%		42%		51%		33%		40%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.51%		3.16%		3.54%		5.06%		4.91%
Net Investment Loss to Average Net Assets	(1.83)%		(2.31)%		(2.43)%		(3.45)%		(2.99)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.90% for Class L shares.

(7)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to July 1, 2015, the maximum ratio was 2.00% for Class L shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

International Opportunity Portfolio

	Class C
	Year Ended December 31,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$14.39		$14.63		$15.39
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.29)		(0.19)		(0.13)
Net Realized and Unrealized Gain (Loss)	7.73		(0.05)		(0.16)
Total from Investment Operations	7.44		(0.24)		(0.29)
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.03)
Net Realized Gain	(0.37)		—		(0.44)
Total Distributions	(0.37)		—		(0.47)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$21.46		$14.39		$14.63
Total Return(5)	51.77%		(1.71)%		(1.85	)%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$23,334		$1,862		$1,776
Ratio of Expenses to Average Net Assets(11)	2.01	%(6)	2.10	%(6)	2.10	%(6)(7)(10)
Ratio of Net Investment Loss to Average Net Assets(11)	(1.45	)%(6)	(1.32	)%(6)	(1.28	)%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.00	%(8)	0.01	%(10)
Portfolio Turnover Rate	30%		42%		51%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.10%		2.43%		3.03	%(10)
Net Investment Loss to Average Net Assets	(1.54)%		(1.65)%		(2.21	)%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class C shares. Prior to July 1, 2015, the maximum ratio was 2.25% for Class C shares.

(8)  Amount is less than 0.005%.

(9)  Not annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

International Opportunity Portfolio

	Class IS
	Year Ended December 31,								Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$14.94		$15.03		$13.92		$13.77		$12.75
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	(0.12)		(0.03)		0.02		0.07		(0.02)
Net Realized and Unrealized Gain (Loss)	8.09		(0.06)		1.56		0.37		1.41
Total from Investment Operations	7.97		(0.09)		1.58		0.44		1.39
Distributions from and/or in Excess of:
Net Investment Income	—		(0.00	)(4)	(0.03)		(0.01)		(0.09)
Net Realized Gain	(0.37)		—		(0.44)		(0.28)		(0.28)
Total Distributions	(0.37)		(0.00	)(4)	(0.47)		(0.29)		(0.37)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	—
Net Asset Value, End of Period	$22.54		$14.94		$15.03		$13.92		$13.77
Total Return(5)	53.41%		(0.64)%		11.40%		3.22%		10.96	%(10)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$57,629		$1,030		$12		$11		$11
Ratio of Expenses to Average Net Assets(12)	0.92	%(6)	0.93	%(6)	1.01	%(6)(8)	1.08	%(6)	1.08	%(6)(7)(11)
Ratio of Net Investment Income (Loss) to Average Net Assets(12)	(0.56	)%(6)	(0.20	)%(6)	0.12	%(6)	0.51	%(6)	(0.47	)%(6)(11)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01%		0.00	%(9)	0.01%		0.01	%(11)
Portfolio Turnover Rate	30%		42%		51%		33%		40%
(12) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.03%		5.64%		15.79%		20.64%		9.61	%(11)
Net Investment Loss to Average Net Assets	(0.67)%		(4.91)%		(14.66)%		(19.05)%		(9.00	)%(11)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.09% for Class IS shares.

(8)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.94% for Class IS shares. Prior to July 1, 2015, the maximum ratio was 1.09% for Class IS shares.

(9)  Amount is less than 0.005%.

(10)  Not annualized.

(11)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Opportunity Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April, 30, 2015 the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$—	$21,955	$—	$21,955
Beverages	—	50,369	—	50,369
Biotechnology	—	11,185	—	11,185
Capital Markets	8,102	—	—	8,102
Diversified Consumer Services	30,064	—	—	30,064
Electronic Equipment, Instruments & Components	—	14,238	—	14,238
Food Products	—	48,916	—	48,916
Health Care Technology	—	8,489	—	8,489
Hotels, Restaurants & Leisure	21,718	—	—	21,718
Household Durables	—	10,430	—	10,430
Household Products	—	31,326	—	31,326
Information Technology Services	38,549	—	—	38,549
Internet & Direct Marketing Retail	22,643	—	—	22,643
Internet Software & Services	31,754	57,272	—	89,026
Media	—	25,240	—	25,240
Pharmaceuticals	—	6,824	—	6,824
Professional Services	—	11,197	—	11,197
Road & Rail	—	31,061	—	31,061
Semiconductors & Semiconductor Equipment	5,887	—	—	5,887
Software	11,189	—	—	11,189
Textiles, Apparel & Luxury Goods	—	68,794	—	68,794
Total Common Stocks	169,906	397,296	—	567,202
Participation Notes	—	2,669	—	2,669
Call Options Purchased	—	131	—	131
Short-Term Investment
Investment Company	61,592	—	—	61,592
Total Assets	$231,498	$400,096	$—	$631,594

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $242,218,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)		Preferred Stock (000)
Beginning Balance	$—	†	$80
Purchases	—		—
Sales	—	†	(98)
Amortization of discount	—		—
Transfers in	—		—
Transfers out	—		—
Corporate actions	—		—
Change in unrealized appreciation (depreciation)	—		(43)
Realized gains (losses)	—		61
Ending Balance	$—		$—
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2017	$—		$—

†  Includes one security which is valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$131	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(39	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(642)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Options Purchased	$131	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$131	(a)	$—	$(131)	0

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	46,012,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2017, the Fund did not have any outstanding securities on loan.

6.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

7.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2017, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.71% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.94% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $204,000 of advisory fees were waived and approximately $41,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $480,756,000 and $74,555,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio. (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $43,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$5,351	$263,253	$207,012	$202
	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$61,592

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$385	$8,635	$10	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing in the recognition of gains

(losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, a dividend redesignation and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Accumulated Net Investment Loss (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$1,543	$(1,552)	$9

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$608	$1,806

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 31.4%.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Opportunity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of International Opportunity Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of International Opportunity Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017.

The Fund designated and paid approximately $8,635,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $482,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $97,000 and has derived net income from sources within foreign countries amounting to approximately $1,370,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

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c/o Privacy Coordinator
P.O. Box 219804
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Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

36

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIIOANN
2007888 EXP. 02.28.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Real Estate Portfolio

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	26
Federal Tax Notice	27
Privacy Notice	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Real Estate Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Expense Example (unaudited)

International Real Estate Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Real Estate Portfolio Class I	$1,000.00	$1,083.70	$1,020.16	$5.25	$5.09	1.00%
International Real Estate Portfolio Class A	1,000.00	1,081.70	1,018.40	7.08	6.87	1.35
International Real Estate Portfolio Class L	1,000.00	1,078.60	1,015.88	9.69	9.40	1.85
International Real Estate Portfolio Class C	1,000.00	1,077.60	1,014.62	11.00	10.66	2.10
International Real Estate Portfolio Class IS	1,000.00	1,084.20	1,020.32	5.10	4.94	0.97

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

International Real Estate Portfolio

The Fund's investment objective is to provide current income and long-term capital appreciation.

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 19.13%, net of fees. The Fund's Class I shares underperformed against the Fund's benchmark, the FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index (the "Index"), which returned 20.28%, and underperformed the MSCI EAFE Index, which returned 25.03%.

Factors Affecting Performance

•  The international real estate securities market gained 20.30% during the 12-month period ending December 31, 2017, as measured by the Index. Europe outperformed the global developed ex-North American average, while Asia underperformed for the period.

•  Overall, property stocks have been largely influenced by transactional evidence in the private markets of strong investor demand for core assets at valuations that demonstrate the acceptance of low expected returns. In addition, low government bond yields have bolstered share prices of listed property companies.

•  Property stocks in Europe, measured by the FTSE EPRA/NAREIT Developed EMEA Index, experienced the strongest gains over the period with a U.S. dollar ("USD") return of 29.1%.(i) The eurozone economy maintained its strong momentum at the end of the year, with rising workloads encouraging companies to take on new staff at the sharpest pace in more than a decade. However, political uncertainty remains high, created by the ongoing Brexit negotiations, lengthy coalition talks in Germany, an inconclusive election outcome in Catalonia and upcoming general elections in Italy. Property stocks in Asia, measured by the FTSE EPRA/NAREIT Developed Asia Index, gained 16.1%(i) in USD terms, as Hong Kong real estate operating companies ("REOCs") traded at the largest discount to net asset values ("NAVs") with NAVs still growing on healthy operating fundamentals and continued strength in asset values in the private markets.

•  Performance within the Asian regional portfolio modestly contributed to relative performance while the European regional portfolio detracted. Top-down global allocation detracted due to the underweight to Europe. Cash held in the Fund modestly detracted. In Asia, the Fund benefited from the overweight to Hong Kong and underweight to Japan; this was more than offset by the underweight to Singapore and stock selection in Hong Kong and Japan, which detracted. In Europe, the Fund benefited from stock selection in Germany; this was more than offset by the negative effect of the underweight to Germany and stock selection in Sweden and the U.K.

Management Strategies

•  The Fund is comprised of two regional portfolios with a global allocation which weights the European and Asian regions relative to the Index based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, both of the regional portfolios reflect our core investment philosophy as a real estate value investor, which results in the ownership of stocks that provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ended December 31, 2017, the Fund was overweight the Asian listed property sector and underweight the European listed property sector.

•  The Hong Kong REOCs continue to represent a significant overweight in the global portfolio, as the stocks offer highly attractive value given the wide discrepancy between public and private valuations, and relative to other public listed property markets. The stocks ended the period trading at an average 34% discount to NAVs,(i) which represented the widest discounts on a global basis despite healthy operating fundamentals, solid recurring cash flow growth and continued strength in asset values in the

(i)  Source: FTSE

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

International Real Estate Portfolio

private markets, as well as improving corporate governance and capital management. The discounted valuations are further accentuated as the Hong Kong REOCs maintain very modest leverage levels. In Japan, there is a significant disparity in valuations with the Japan REOCs trading at 19% discount and the Japan real estate investment trusts ("REITs") trading at a 7% premium.(ii) The investment market remains active but there is some caution due to all-time low capitalization (cap) rates and continued policy uncertainty. In Australia, office market fundamentals are witnessing improved rental growth in key markets. In the retail sector, operating fundamentals remain lackluster. The Australian REIT sector ended the period trading at an average 6% premium to NAVs(ii) and remains far less attractive relative to the Hong Kong REOCs within Asia.

•  In Europe, property stocks in the U.K. ended the period trading at an average 4% discount to NAVs, with the large-cap U.K. Majors and London office specialists trading at attractive discounted valuations of 15% and 8%,(ii) respectively, which are well in excess of expected asset value declines. In the U.K., the Brexit vote has created expectations for declines in NAVs but transaction and leasing activity to date have indicated these declines have been more modest than initially expected. Property stocks on the Continent ended the period trading at an average 2% premium to NAVs, although there is disparity in valuations within the Continent, with the Continental retail stocks trading at an average 5% discount, and German residential stocks trading at an average 8% premium.(ii) On the Continent, select prospects for better operating fundamentals may support valuations after significant cap rate compression. Within Europe, we are overweight the U.K. Majors and London office specialists, Continental retail, Ireland and French office, and underweight Germany and other segments in the U.K., Sweden and Belgium.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

(ii)  Source: Morgan Stanley Investment Management, as of December 31, 2017

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

International Real Estate Portfolio

Performance Compared to the FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index(1) and the MSCI EAFE Index(2)

	Period Ended December 31, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	19.13%	4.04%	1.22%	7.74%
Fund — Class A Shares w/o sales charges(4)	18.78	3.70	0.93	7.45
Fund — Class A Shares with maximum 5.25% sales charges(4)	12.56	2.58	0.39	7.17
Fund — Class L Shares w/o sales charges(5)	18.14	3.17	—	6.33
Fund — Class C Shares w/o sales charges(7)	17.78	—	—	0.64
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	16.78	—	—	0.64
Fund — Class IS Shares w/o sales charges(6)	19.19	—	—	3.83
FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index	20.28	5.40	1.59	6.23
MSCI EAFE Index	25.03	7.90	1.94	4.74

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in the European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return " reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 2/18/05 (gross returns used prior to 2/18/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on October 1, 1997.

(5)  Commenced offering on April 27, 2012.

(6)  Commenced offering on September 13, 2013.

(7)  Commenced offering on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments

International Real Estate Portfolio

	Shares	Value (000)
Common Stocks (98.9%)
Australia (10.2%)
Dexus REIT	40,591	$308
Goodman Group REIT	69,058	453
GPT Group (The) REIT	95,723	381
Mirvac Group REIT	124,864	228
Scentre Group REIT	226,339	739
Stockland REIT	74,130	259
Vicinity Centres REIT	134,306	286
Westfield Corp. REIT	99,082	734
		3,388
Austria (1.1%)
Atrium European Real Estate Ltd. (a)	17,470	87
BUWOG AG (a)	7,849	270
		357
China (1.8%)
China Overseas Land & Investment Ltd. (b)	80,000	257
China Resources Land Ltd. (b)	36,000	106
China Vanke Co., Ltd. H Shares (b)	27,400	109
Guangzhou R&F Properties Co., Ltd. H Shares (b)	58,000	131
		603
Finland (0.6%)
Citycon Oyj	76,423	198
France (10.3%)
Carmila SA REIT	3,060	85
Fonciere Des Regions REIT	1,794	203
Gecina SA REIT	3,519	649
ICADE REIT	2,400	236
Klepierre SA REIT	15,915	700
Mercialys SA REIT	12,101	268
Unibail-Rodamco SE REIT	5,090	1,283
		3,424
Germany (5.2%)
ADO Properties SA (c)	1,743	88
Deutsche Wohnen SE	12,263	535
LEG Immobilien AG	1,514	173
Vonovia SE	18,671	924
		1,720
Hong Kong (27.1%)
Champion REIT	200,000	147
CK Asset Holdings Ltd.	105,000	918
Henderson Land Development Co., Ltd.	36,012	237
Hongkong Land Holdings Ltd.	207,500	1,459
Hysan Development Co., Ltd.	111,836	593
Link REIT	114,895	1,065
New World Development Co., Ltd.	315,788	474
Sino Land Co., Ltd.	36,685	65
Sun Hung Kai Properties Ltd.	139,456	2,323
Swire Properties Ltd.	249,500	805
Wharf Holdings Ltd. (The)	88,117	305
Wharf Real Estate Investment Co., Ltd. (a)	92,370	615
		9,006
	Shares	Value (000)
Ireland (1.7%)
Green REIT PLC	169,846	$317
Hibernia REIT PLC	134,297	246
		563
Japan (19.1%)
Activia Properties, Inc. REIT	47	197
Advance Residence Investment Corp. REIT	74	182
Daiwa Office Investment Corp. REIT	8	42
GLP J-REIT	316	342
Hulic Co., Ltd.	21,800	244
Hulic REIT, Inc.	40	58
Invincible Investment Corp. REIT	391	166
Japan Hotel REIT Investment Corp.	137	92
Japan Prime Realty Investment Corp. REIT	10	32
Japan Real Estate Investment Corp. REIT	67	318
Japan Retail Fund Investment Corp. REIT	198	363
Kenedix Office Investment Corp. REIT	11	63
Mitsubishi Estate Co., Ltd.	71,200	1,237
Mitsui Fudosan Co., Ltd.	57,200	1,282
Nippon Building Fund, Inc. REIT	90	440
Nippon Prologis, Inc. REIT	88	186
Nomura Real Estate Master Fund, Inc. REIT	260	323
Orix, Inc. J-REIT	86	119
Sumitomo Realty & Development Co., Ltd.	13,000	427
United Urban Investment Corp. REIT	174	250
		6,363
Malta (0.0%)
BGP Holdings PLC (a)(d)(e)	4,769,371	6
Netherlands (1.2%)
Eurocommercial Properties N.V. CVA REIT	9,232	402
Norway (0.7%)
Entra ASA (c)	14,205	211
Norwegian Property ASA	28,851	37
		248
Singapore (2.4%)
APAC Realty Ltd. (a)	56,900	37
Ascendas Real Estate Investment Trust REIT	60,200	122
CapitaLand Commercial Trust REIT	87,560	126
CapitaLand Ltd.	25,900	68
CapitaLand Mall Trust REIT	78,900	126
EC World Real Estate Investment Trust Unit REIT	31,000	18
Keppel REIT	118,047	111
Mapletree Industrial Trust REIT	100	—	@
Suntec Real Estate Investment Trust REIT	40,900	66
UOL Group Ltd.	17,713	118
		792
Spain (2.4%)
Hispania Activos Inmobiliarios SOCIMI SA REIT	12,788	241
Inmobiliaria Colonial Socimi SA REIT	9,929	98
Merlin Properties Socimi SA REIT	32,970	446
		785

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

International Real Estate Portfolio

	Shares	Value (000)
Sweden (1.7%)
Atrium Ljungberg AB, Class B	8,213	$130
Castellum AB	11,392	192
Hufvudstaden AB, Class A	15,557	249
		571
Switzerland (1.5%)
PSP Swiss Property AG (Registered)	4,905	465
Swiss Prime Site AG (Registered) (a)	485	45
		510
United Kingdom (11.9%)
British Land Co., PLC (The) REIT	89,183	832
Capital & Counties Properties PLC	4,750	21
Capital & Regional PLC REIT	88,026	69
Derwent London PLC REIT	9,996	421
Grainger PLC	9,481	37
Great Portland Estates PLC REIT	43,352	403
Hammerson PLC REIT	61,772	456
Intu Properties PLC REIT	59,740	204
Land Securities Group PLC REIT	73,375	995
LXB Retail Properties PLC (a)	168,042	52
Segro PLC REIT	7,465	59
St. Modwen Properties PLC	34,818	190
Urban & Civic PLC	57,828	224
Workspace Group PLC REIT	1,027	14
		3,977
Total Common Stocks (Cost $27,260)		32,913
Short-Term Investment (0.5%)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $151)	151,441	151
Total Investments (99.4%) (Cost $27,411) (f)(g)		33,064
Other Assets in Excess of Liabilities (0.6%)		197
Net Assets (100.0%)		$33,261

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  At December 31, 2017, the Fund held a fair valued security valued at approximately $6,000, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(e)  Security has been deemed illiquid at December 31, 2017.

(f)  The approximate fair value and percentage of net assets, $32,292,000 and 97.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(g)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $32,425,000. The aggregate gross unrealized appreciation is approximately $1,218,000 and the aggregate gross unrealized depreciation is approximately $579,000, resulting in net unrealized appreciation of approximately $639,000.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

@  Value is less than $500.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	51.2%
Retail	21.6
Office	14.8
Residential	8.1
Other*	4.3
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

International Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $27,260)	$32,913
Investment in Security of Affiliated Issuer, at Value (Cost $151)	151
Total Investments in Securities, at Value (Cost $27,411)	33,064
Foreign Currency, at Value (Cost $49)	49
Receivable for Investments Sold	149
Dividends Receivable	73
Tax Reclaim Receivable	29
Receivable for Fund Shares Sold	25
Receivable from Affiliate	—	@
Other Assets	42
Total Assets	33,431
Liabilities:
Payable for Professional Fees	54
Payable for Custodian Fees	52
Payable for Fund Shares Redeemed	35
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Sub Transfer Agency Fees — Class I	2
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	2
Payable for Directors' Fees and Expenses	2
Payable for Investments Purchased	1
Payable for Advisory Fees	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	16
Total Liabilities	170
Net Assets	$33,261
Net Assets Consist Of:
Paid-in-Capital	$322,642
Distributions in Excess of Net Investment Income	(639)
Accumulated Net Realized Loss	(294,397)
Unrealized Appreciation (Depreciation) on:
Investments	5,653
Foreign Currency Translations	2
Net Assets	$33,261

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

International Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2017 (000)
CLASS I:
Net Assets	$19,846
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,025,146
Net Asset Value, Offering and Redemption Price Per Share	$19.36
CLASS A:
Net Assets	$1,917
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	98,976
Net Asset Value, Redemption Price Per Share	$19.37
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.07
Maximum Offering Price Per Share	$20.44
CLASS L:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	578
Net Asset Value, Offering and Redemption Price Per Share	$19.29
CLASS C:
Net Assets	$128
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	6,732
Net Asset Value, Offering and Redemption Price Per Share	$19.00
CLASS IS:
Net Assets	$11,359
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	587,101
Net Asset Value, Offering and Redemption Price Per Share	$19.35

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

International Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $108 of Foreign Taxes Withheld)	$1,648
Dividends from Security of Affiliated Issuer (Note G)	3
Total Investment Income	1,651
Expenses:
Advisory Fees (Note B)	321
Professional Fees	117
Custodian Fees (Note F)	82
Registration Fees	65
Administration Fees (Note C)	32
Shareholder Reporting Fees	19
Sub Transfer Agency Fees — Class I	15
Sub Transfer Agency Fees — Class A	2
Sub Transfer Agency Fees — Class C	— @
Transfer Agency Fees — Class I (Note E)	5
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Pricing Fees	10
Shareholder Services Fees — Class A (Note D)	4
Distribution and Shareholder Services Fees — Class L (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	1
Directors' Fees and Expenses	4
Other Expenses	24
Expenses Before Non Operating Expenses	710
Bank Overdraft Expense	1
Total Expenses	711
Waiver of Advisory Fees (Note B)	(285)
Reimbursement of Class Specific Expenses — Class I (Note B)	(12)
Reimbursement of Class Specific Expenses — Class A (Note B)	(3)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	404
Net Investment Income	1,247
Realized Gain:
Investments Sold	1,253
Foreign Currency Transactions	23
Realized Gain	1,276
Change in Unrealized Appreciation (Depreciation):
Investments	4,414
Foreign Currency Translations	9
Net Change in Unrealized Appreciation (Depreciation)	4,423
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	5,699
Net Increase in Net Assets Resulting from Operations	$6,946

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

International Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,247	$1,826
Net Realized Gain (Loss)	1,276	(4,059)
Net Change in Unrealized Appreciation (Depreciation)	4,423	2,792
Net Increase in Net Assets Resulting from Operations	6,946	559
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,752)	(1,543)
Class A:
Net Investment Income	(125)	(77)
Class L:
Net Investment Income	(1)	(2)
Class C:
Net Investment Income	(8)	(1)
Class IS:
Net Investment Income	(890)	(639)
Total Distributions	(2,776)	(2,262)
Capital Share Transactions:(1)
Class I:
Subscribed	2,617	2,882
Distributions Reinvested	1,727	1,354
Redeemed	(13,538)	(44,218)
Class A:
Subscribed	558	16
Distributions Reinvested	108	67
Redeemed	(426)	(764)
Class H:*
Redeemed	—	(10)
Class L:
Distributions Reinvested	—	2
Redeemed	(44)	—
Class C:
Subscribed	121	—
Distributions Reinvested	9	— @
Redeemed	(22)	—
Class IS:
Subscribed	168	266
Distributions Reinvested	889	639
Redeemed	(2,449)	(9,958)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(10,282)	(49,724)
Redemption Fees	1	— @
Total Decrease in Net Assets	(6,111)	(51,427)
Net Assets:
Beginning of Period	39,372	90,799
End of Period (Including Distributions in Excess of Net Investment Income and Accumulated Undistributed Net Investment Income of $(639) and $359, respectively)	$33,261	$39,372

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

International Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	138	160
Shares Issued on Distributions Reinvested	93	78
Shares Redeemed	(701)	(2,346)
Net Decrease in Class I Shares Outstanding	(470)	(2,108)
Class A:
Shares Subscribed	29	1
Shares Issued on Distributions Reinvested	6	4
Shares Redeemed	(22)	(42)
Net Increase (Decrease) in Class A Shares Outstanding	13	(37)
Class H:*
Shares Redeemed	—	(1)
Class L:
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(2)	—
Net Increase (Decrease) in Class L Shares Outstanding	(2)	— @@
Class C:
Shares Subscribed	6	—
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(1)	—
Net Increase in Class C Shares Outstanding	5	— @@
Class IS:
Shares Subscribed	9	14
Shares Issued on Distributions Reinvested	48	37
Shares Redeemed	(131)	(509)
Net Decrease in Class IS Shares Outstanding	(74)	(458)

*  Class H shares were liquidated on February 29, 2016.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

International Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$17.53		$18.72		$19.84		$19.99		$20.16
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.59		0.46		0.37		0.39		0.41
Net Realized and Unrealized Gain (Loss)	2.69		(0.73)		(1.00)		(0.07)		0.65
Total from Investment Operations	3.28		(0.27)		(0.63)		0.32		1.06
Distributions from and/or in Excess of:
Net Investment Income	(1.45)		(0.92)		(0.49)		(0.47)		(1.23)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.36		$17.53		$18.72		$19.84		$19.99
Total Return(4)	19.13%		(1.38)%		(3.29)%		1.61%		5.56%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$19,846		$26,213		$67,459		$94,269		$130,023
Ratio of Expenses to Average Net Assets(7)	1.00	%(5)	1.00	%(5)	1.00	%(5)	1.00	%(5)	1.00	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.00	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income to Average Net Assets(7)	3.13	%(5)	2.47	%(5)	1.84	%(5)	1.91	%(5)	2.00	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	23%		21%		37%		59%		40%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.76%		1.37%		1.29%		1.16%		1.23	%(5)
Net Investment Income to Average Net Assets	2.37%		2.10%		1.55%		1.75%		1.76	%(5)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

International Real Estate Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$17.54		$18.73		$19.84		$19.98		$20.14
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.51		0.39		0.30		0.31		0.35
Net Realized and Unrealized Gain (Loss)	2.71		(0.73)		(1.00)		(0.06)		0.66
Total from Investment Operations	3.22		(0.34)		(0.70)		0.25		1.01
Distributions from and/or in Excess of:
Net Investment Income	(1.39)		(0.85)		(0.41)		(0.39)		(1.17)
Redemption Fees	0.00	(3)	0.00	(3)	—		0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.37		$17.54		$18.73		$19.84		$19.98
Total Return(4)	18.78%		(1.78)%		(3.61)%		1.27%		5.28%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,917		$1,512		$2,308		$2,792		$3,331
Ratio of Expenses to Average Net Assets(8)	1.35	%(5)	1.35	%(5)	1.35	%(5)	1.35	%(5)	1.27	%(5)(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.35	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income to Average Net Assets(8)	2.71	%(5)	2.10	%(5)	1.48	%(5)	1.55	%(5)	1.72	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	23%		21%		37%		59%		40%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.23%		1.85%		1.70%		1.58%		1.53	%(5)
Net Investment Income to Average Net Assets	1.83%		1.60%		1.13%		1.32%		1.47	%(5)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class A shares.

(7)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

International Real Estate Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$17.42		$18.61		$19.69		$19.86		$20.13
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.50		0.29		0.18		0.21		0.22
Net Realized and Unrealized Gain (Loss)	2.59		(0.71)		(0.97)		(0.06)		0.68
Total from Investment Operations	3.09		(0.42)		(0.79)		0.15		0.90
Distributions from and/or in Excess of:
Net Investment Income	(1.22)		(0.77)		(0.29)		(0.32)		(1.17)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	—
Net Asset Value, End of Period	$19.29		$17.42		$18.61		$19.69		$19.86
Total Return(4)	18.14%		(2.23)%		(4.11)%		0.75%		4.73%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$53		$55		$95		$73
Ratio of Expenses to Average Net Assets(8)	1.85	%(5)	1.85	%(5)	1.85	%(5)	1.85	%(5)	1.81	%(5)(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.85	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income to Average Net Assets(8)	2.70	%(5)	1.58	%(5)	0.90	%(5)	1.05	%(5)	1.08	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	23%		21%		37%		59%		40%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	14.81%		5.51%		4.58%		3.90%		3.44	%(5)
Net Investment Loss to Average Net Assets	(10.26)%		(2.08)%		(1.83)%		(1.00)%		(0.55	)%(5)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.75% for Class L shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

International Real Estate Portfolio

	Class C
	Year Ended December 31,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$17.32		$18.50		$21.28
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.30		0.25		0.06
Net Realized and Unrealized Gain (Loss)	2.71		(0.71)		(2.48)
Total from Investment Operations	3.01		(0.46)		(2.42)
Distributions from and/or in Excess of:
Net Investment Income	(1.33)		(0.72)		(0.36)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$19.00		$17.32		$18.50
Total Return(5)	17.78%		(2.44)%		(11.47	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$128		$21		$22
Ratio of Expenses to Average Net Assets(10)	2.10	%(6)	2.10	%(6)	2.10	%(6)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.10	%(6)	N/A		N/A
Ratio of Net Investment Income to Average Net Assets(10)	1.58	%(6)	1.33	%(6)	0.45	%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	23%		21%		37%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	5.62%		12.39%		10.98	%(9)
Net Investment Loss to Average Net Assets	(1.94)%		(8.96)%		(8.43	)%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

International Real Estate Portfolio

	Class IS
	Year Ended December 31,								Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$17.52		$18.71		$19.83		$19.99		$19.97
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.59		0.47		0.37		0.23		0.11
Net Realized and Unrealized Gain (Loss)	2.70		(0.73)		(1.00)		0.09		0.22
Total from Investment Operations	3.29		(0.26)		(0.63)		0.32		0.33
Distributions from and/or in Excess of:
Net Investment Income	(1.46)		(0.93)		(0.49)		(0.48)		(0.31)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	—
Net Asset Value, End of Period	$19.35		$17.52		$18.71		$19.83		$19.99
Total Return(5)	19.19%		(1.33)%		(3.26)%		1.60%		1.68	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,359		$11,573		$20,944		$2,557		$10
Ratio of Expenses to Average Net Assets(11)	0.97	%(6)	0.97	%(6)	0.97	%(6)	0.97	%(6)	0.97	%(6)(7)(10)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.97	%(6)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income to Average Net Assets(11)	3.11	%(6)	2.52	%(6)	1.86	%(6)	1.14	%(6)	1.76	%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)(10)
Portfolio Turnover Rate	23%		21%		37%		59%		40%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.70%		1.33%		1.30%		1.13%		6.46	%(10)
Net Investment Income (Loss) to Average Net Assets	2.38%		2.16%		1.53%		0.98%		(3.73	)%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.97% for Class IS shares.

(8)  Amount is less than 0.005%.

(9)  Not annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Real Estate Portfolio. The Fund seeks to provide current income and long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Fund invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to,

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Diversified	$615	$16,309	$—	$16,924
Industrial	—	1,180	—	1,180
Lodging/Resorts	—	92	—	92
Office	—	4,892	—	4,892
Residential	—	2,681	6	2,687
Retail	—	7,138	—	7,138
Total Common Stocks	615	32,292	6	32,913
Short-Term Investment
Investment Company	151	—	—	151
Total Assets	$766	$32,292	$6	$33,064

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $29,209,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$153
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(147)
Realized gains (losses)	—
Ending Balance	$6
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2017	$(147)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2017.

	Fair Value at December 31, 2017 (000)	Valuation Technique	Unobservable Input	Range		Selected Value	Impact to Valuation from an increase in input
Residential
Common Stock	$6	Market Transaction Method	Transaction Valuation	$0.001	$0.001	$0.001	Increase
			Discount for Lack of Marketability	50.0%	50.0%	50.0%	Decrease

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.80% of the daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.97% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $285,000 of advisory fees were waived and approximately $21,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of c  lasses, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $9,108,000 and $21,284,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$216	$8,492	$8,557	$3
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$151

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,776	$—	$2,262	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies and an expired capital loss carryforward, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$531	$217,096	$(217,627)

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$622	$—

At December 31, 2017, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $3,259,000 and long-term capital losses of approximately $220,501,000 that do not have an expiration date.

In addition, at December 31, 2017, the Fund had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Amount (000)	Expiration
$66,872	December 31, 2018

During the year ended December 31, 2017, capital loss carryforwards of approximately $217,627,000 expired for federal income tax purposes.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 65.0%.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of International Real Estate Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of International Real Estate Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for the taxable year ended December 31, 2017.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $938,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $92,000, and has derived net income from sources within foreign countries amounting to approximately $1,779,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

35

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIREANN
2009739 EXP. 02.28.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Multi-Asset Portfolio

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	8
Consolidated Statement of Assets and Liabilities	26
Consolidated Statement of Operations	28
Consolidated Statements of Changes in Net Assets	29
Consolidated Financial Highlights	31
Notes to Consolidated Financial Statements	36
Report of Independent Registered Public Accounting Firm	48
Privacy Notice	49
Director and Officer Information	52

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Multi-Asset Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Consolidated Expense Example (unaudited)

Multi-Asset Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Multi-Asset Portfolio Class I	$1,000.00	$976.70	$1,019.96	$5.18	$5.30	1.04%
Multi-Asset Portfolio Class A	1,000.00	973.50	1,018.20	6.91	7.07	1.39
Multi-Asset Portfolio Class L	1,000.00	972.20	1,015.83	9.25	9.45	1.86
Multi-Asset Portfolio Class C	1,000.00	970.70	1,014.47	10.58	10.82	2.13
Multi-Asset Portfolio Class IS	1,000.00	976.70	1,020.06	5.08	5.19	1.02

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

Multi-Asset Portfolio

The Fund seeks total return. The Fund's "Adviser," Morgan Stanley Investment Management Inc., seeks to achieve this objective with an emphasis on positive absolute return and managing downside portfolio risk.

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –0.72%, net of fees. The Fund's Class I shares underperformed the Fund's primary benchmark, the ICE BofAML U.S. Dollar 1-Month LIBID Average Index (the "Index"), which returned 0.98%, and underperformed the secondary benchmark, the Customized MSIM Global Allocation Index(i) (the "Customized Index"), which returned 16.45%. The Fund and benchmark index performance is in U.S. dollar ("USD") terms.

Factors Affecting Performance*

•  During 2017, global equities (as measured by the MSCI All Country World Index) were up in all 12 months of the year and had the best year since 2009, finishing the year up +24.0% in USD (+19.8% in local currency terms). Growth beat expectations in every major region around the world while inflation remained subdued in developed markets, suggesting that accommodative central bank policy could continue. Furthermore, many of the major risks markets faced at the beginning of the year did not materialize: the eurozone managed to avert political risk, geopolitical risks were contained, and the U.S. passed a substantial tax cut (rather than the more growth-negative trade or immigration policies feared). Within Index sectors, tech was the clear leader (+37.3% local), followed by other cyclical sectors, materials (+19.9% local), consumer discretionary (+19.4% local), and industrials (+18.4% local).

•  Emerging market equities outperformed developed markets (MSCI Emerging Markets Index +37.3% USD versus MSCI World Index +22.4% USD), boosted by the combination of booming global growth, benign local inflation, a weak U.S. dollar, and the exit from recession of two of its heavyweights, Brazil and Russia. U.S. equities (S&P 500 Index +21.8% USD) were supported by strong growth, muted inflation, sweeping tax cuts, and a slow-and-steady approach to rate hikes from the Federal Reserve (Fed). Eurozone equities underperformed (EURO STOXX 50 +9.2% local), despite economic data that continued to beat expectations and the dissipation of far-right political risk following Macron's presidential victory in France, as the strong euro (which ended the year up 14%) weighed on the region's export prospects. Japanese equities rose 21.8% (TOPIX Index in USD), helped by improving growth, slowly improving inflation, and the Abe electoral victory, which suggested continued accommodative policy from the Bank of Japan (BOJ).

•  Bonds were slightly up for the year, with the JP Morgan Global Government Bond Index gaining +1.3% in local currency terms (+6.8% in USD). U.S. rates trended lower in the first three quarters of the year, but began rising in early September, as the Fed began to signal a more hawkish tone, confirming it was on track for a gradual pace of rate hikes and balance sheet reduction beginning in October, despite sluggish inflation. The U.S. 10-year Treasury yield ended the year little changed (down 4 basis points [bps] to 2.41%), but the yield curve flattened: 2-year yields rose by 69 bps and 30-year yields fell 33 bps, as a consequence of better economic data and three Fed hikes amid subdued inflation expectations. Within fixed income, risk-on sentiment, synchronized global growth, and higher commodity prices helped emerging market local currency bonds outperform: the JP Morgan GBI-EM rose +15.4% (USD unhedged). In the U.S., high yield and investment grade bonds outperformed the broader index, rising 7.5% and 6.4%, respectively, compared to the U.S. aggregate, which was up 3.5% (Bloomberg Barclays indices in USD).

(i)  Effective May 31, 2017, the Customized Index, the Fund's secondary benchmark, consists of 60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Bond Index. Prior to May 31, 2017, the Customized Index consisted of 60% MSCI All Country World Index, 30% Bloomberg Barclays Global Aggregate Bond Index, 5% S&P GSCI Light Energy Index, and 5% ICE BofAML U.S. Dollar 1-Month LIBID Average Index.

*  Certain of the Fund's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Fund may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Fund's performance during the period.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Multi-Asset Portfolio

•  Commodities rallied, particularly in the second half of the year, supported by synchronized global growth and a falling USD (DXY –9.9%). The S&P GSCI Total Return Index was up +5.8% in USD (and 17.8% in the second half of the year). Industrial metals led, up 29%, driven by a 30% rise in copper as China managed to avoid a slowdown. Brent crude bottomed in June at $45 and rose nearly 50% to over $65 per barrel, ending the year up 17.7%, at the highest level since 2015. Oil's gains were driven by strengthening demand, particularly from China and India, and a pause in the supply gains seen in the first half of the year. Specifically, the Organization of the Petroleum Exporting Countries (OPEC) and Russia output cuts were extended, Nigerian supply stopped increasing in the second half of the year as it approached production capacity, Libya under-produced relative to expectations, and Venezuelan output collapsed.

•  Positions within equities detracted from performance. Contributors during the period included long positions in U.S. banks and U.S. consumer finance, both relative to U.S. equities. In addition, long positions in eurozone domestically focused equities relative to U.S. equities and eurozone banks relative to eurozone equities contributed to performance. However, these gains were completely offset by losses from short positions in global aerospace, China H-shares and global iron ore mining stocks, all relative to global equities.

•  Positions within fixed income strongly contributed to performance. Directional long positions in Brazilian 5-year bonds and South African 10-year bonds, a short position in Czech 5-year bonds and a long position in Portuguese bonds relative to both German and Italian 10-year bonds, all contributed to performance. In addition, short positions in U.S. 10-year and 5-year Treasuries and a short position in German 10-year bunds relative to U.S. 10-year Treasuries contributed to performance. Detractors during the period included long positions in Australian 10-year bonds and Italian 10-year bonds, both relative to German 10-year bunds.

•  Positions within commodities (implemented via commodity futures) had a negative impact on performance, as short positions in copper and Brent crude oil detracted from performance.

•  Currency positions (implemented via currency forwards and futures) positively impacted performance. Long positions in the Mexican peso and Turkish lira, both relative to the U.S. dollar contributed to performance. Other contributors included short positions in the Japanese yen relative to the U.S. dollar and the euro relative to the Czech koruna. These gains were partially offset by losses from long positions in Swedish krona and in British pound sterling, all relative to the euro.

Management Strategies(ii)

•  As of December 31, 2017, the Fund's net equity exposure was 0.1%, net fixed income exposure was –15.6% (–9.3% in U.S. 10-year Treasury duration-equivalent exposure), and net commodities exposure was –4.4%.(iii)

•  Going into 2018, we have shifted to a more defensive stance, as we believe global growth is peaking, due to tightening policy in China and the delayed effect of higher oil and real rates in the U.S., and that inflation is likely to surprise to the upside. We prefer defensive to cyclical assets, and are short China-sensitive assets globally. We prefer eurozone and Japanese equities to the U.S. Within fixed income, we hold targeted thematic positions in eurozone periphery and emerging market debt.

•  If growth disappoints in 2018, we expect bond yields to roll over. Our fixed income long is modest at the moment, but we will look to position the portfolio further for a risk-off environment if current asset prices stretch further.

(ii)  Source: Morgan Stanley Investment Management (MSIM) Global Multi-Asset Team analysis; market data sourced from Bloomberg; consensus estimates sourced from Thomson Reuters I/B/E/S.

(iii)  The Fund seeks to achieve a consistent level of positive absolute returns while controlling downside portfolio risk. The Fund seeks to achieve this objective by taking long and short positions (often in the form of paired or hedged trades) in a range of equity and equity related securities of any market capitalization, bonds, currencies and commodities, which can result in negative net exposures. As the Fund's primary benchmark (ICE BofAML U.S. Dollar 1-month LIBID Average Index) represents cash, the Fund will maintain, from time to time, significant exposure to a risk-free asset class.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Multi-Asset Portfolio

•  We believe that U.S. inflation is likely to surprise to the upside (core consumer price index at 1.9 to 2.0% by the fourth quarter of 2018, one year ahead of schedule), and that growth will disappoint in 2018 (at 2.4%, versus 2.6% expected by consensus). After a year where growth and inflation both surprised positively, markets are paying us to take this counter-consensus view. Sentiment has reached extreme risk-on positioning and valuations are expensive at 18.6x forward earnings per share, higher than any other time (except the dot-com bubble) in history. A faster normalization to positive real policy rates would likely cause a de-rating shock for U.S. equities.

•  Data has been improving in the eurozone, with PMI (purchasing managers index) levels implying 3 to 3.5% growth, which is above the consensus expectation for 2.1% year-over-year in 2018. Core inflation also appears to have bottomed, and we expect it to continue trending slowly upward (to 1.3% in 2018 and 1.5% in 2019 from 1.0% on December 31, 2017). We expect European Monetary Union domestic stocks to outperform U.S. equities, as earnings growth remains strong on the back of accelerating gross domestic product growth. Despite the U.S. benefiting from the tax cut, we expect Europe's relative earnings growth to be roughly equal to the U.S. in 2018, before outperforming again in 2019.

•  Japanese equities are cheap (trading at 13 to 25% below the historical discount to U.S. equities on price-to-book and forward price-to-earnings) and earnings are outperforming. Corporate health is improving, with return on equity at 9%, or the highest level post-crisis, and margins at 6%, or a 40-year high. We believe core inflation has likely troughed and will accelerate to nearly 1% in 2018, and that the economy will grow at around 1% in 2018. We also expect U.S. monetary policy to continue to pressure the yen versus the U.S. dollar, as the Fed proceeds in hiking rates while the BOJ continues to ease.

•  We believe we are approaching an inflection point in Chinese growth, while at the same time, bullishness regarding growth and stability of its financial system are near decade highs. Although Chinese nominal growth recently rebounded to 12%, following stimulus in 2015-16 and a rebound in commodity prices, stimulus is beginning fade, and policy has shifted to tightening mode. Credit and fixed investment growth have slowed, and property sales have begun to roll over. We expect nominal growth to decelerate to 8% in 2018 and 6% in 2019. On a real growth basis, we expect a slowdown from 6.8% in the second and third quarters of 2017 to 6.25% in 2018 and 5.7% in 2019, below consensus expectations of 6.5% and 6.2%, respectively. Thus, we believe the risk-reward has shifted back in favor of a bearish stance on China plays.

*  Minimum Investment for Class I shares

**  Commenced Operations on June 22, 2012.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares and will be impacted by additional fees assessed to those classes (if applicable).

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Multi-Asset Portfolio

Performance Compared to the ICE BofAML U.S. Dollar 1-Month LIBID Average Index(1) the Customized MSIM Global Allocation Index(2) and the Lipper Alternative Global Macro Funds Index(3)

	Period Ended December 31, 2017 Total Returns(4)
		Averge Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(5)	–0.72%	0.56%	—	1.32%
Fund — Class A Shares w/o sales charges(5)	–1.24	0.22	—	0.99
Fund — Class A Shares with maximum 5.25% sales charges(5)	–6.46	–0.86	—	0.01
Fund — Class L Shares w/o sales charges(5)	–1.67	–0.26	—	0.50
Fund — Class C Shares w/o sales charges(6)	–1.90	—	—	–5.53
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	–2.88	—	—	–5.53
Fund — Class IS Shares w/o sales charges(7)	–0.82	—	—	–4.03
ICE BofAML U.S. Dollar 1-Month LIBID Average Index	0.98	0.32	—	0.30
Customized MSIM Global Allocation Index	16.45	6.22	—	7.30
Lipper Alternative Global Macro Funds Index	12.08	3.39	—	4.39

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. Dollar 1-Month LIBID Average Index tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity. The index purchases a new instrument each day, priced at par, having exactly its stated maturity and with a coupon equal to that day's fixing rate. All issues are held to maturity. Therefore, each day the index is comprised of a basket of securities. The index is not marked to market. The returns of the index represent the accrued income generated by the equally weighted average of all the coupons in the basket for a given day. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Customized MSIM Global Allocation Index is a performance linked benchmark comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Index for periods after May 31, 2017. Prior to May 31, 2017, the Customized MSIM Global Allocation Index consisted of 60% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Bloomberg Barclays Global Aggregate Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market) and 5% ICE BofAML U.S. Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Alternative Global Macro Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Alternative Global Macro Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Alternative Global Macro Funds classification.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on June 22, 2012.

(6)  Commenced offering on April 30, 2015.

(7)  Commenced offering on May 29, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Consolidated Portfolio of Investments

Multi-Asset Portfolio

	Shares	Value (000)
Common Stocks (29.4%)
Australia (0.0%)
Goodman Group REIT	33	$—	@
Stockland REIT	70	—	@
		—	@
Austria (0.1%)
Erste Group Bank AG (a)	1,631	70
Raiffeisen Bank International AG (a)	682	25
		95
Belgium (0.2%)
KBC Group N.V.	1,463	125
Denmark (0.7%)
DSV A/S	4,160	327
ISS A/S	4,198	162
		489
France (8.7%)
Accor SA	11,382	587
Aeroports de Paris (ADP)	463	88
Atos SE	3,300	480
BNP Paribas SA	6,183	461
Bouygues SA	8,928	464
Capgemini SE	6,072	719
Cie de Saint-Gobain	8,468	466
Credit Agricole SA	6,169	102
Getlink SE	10,391	134
Natixis SA	5,479	43
Peugeot SA	42,426	862
Rexel SA	9,830	178
Societe Generale SA	4,467	230
Vinci SA	14,309	1,460
		6,274
Germany (1.2%)
Commerzbank AG (a)	6,226	93
Deutsche Boerse AG	5,177	600
Fraport AG Frankfurt Airport Services Worldwide	1,346	148
		841
Hong Kong (0.0%)
Hanergy Thin Film Power Group Ltd. (a)(b)(c)	178,000	1
Ireland (0.3%)
Bank of Ireland Group PLC (a)	5,440	47
CRH PLC	4,794	172
		219
Italy (2.5%)
Atlantia SpA	19,031	600
Intesa Sanpaolo SpA	79,363	262
Mediobanca SpA	64,768	734
UniCredit SpA (a)	11,154	208
Unione di Banche Italiane SpA	5,147	22
		1,826
	Shares	Value (000)
Netherlands (1.3%)
ABN AMRO Group N.V. CVA (d)	1,372	$44
ING Groep N.V.	22,571	415
Randstad Holding N.V.	7,980	490
		949
Russia (0.9%)
Gazprom PJSC ADR	22,690	100
LUKOIL PJSC ADR	1,792	103
Magnit PJSC GDR	1,292	35
MMC Norilsk Nickel PJSC ADR	2,640	49
Mobile TeleSystems PJSC ADR	2,000	20
Novatek PJSC (Registered GDR)	374	45
PhosAgro PJSC GDR	494	8
Rosneft Oil Co., PJSC (Registered GDR)	4,870	24
Rostelecom PJSC ADR	70	—	@
RusHydro PJSC ADR	2,887	4
Sberbank of Russia PJSC ADR	10,590	179
Severstal PJSC GDR	700	11
Sistema PJSC FC GDR	731	3
Surgutneftegas OJSC ADR	3,239	15
Tatneft PJSC ADR	686	34
VTB Bank PJSC (Registered GDR)	6,943	13
X5 Retail Group N.V. GDR (a)	419	16
		659
South Africa (1.1%)
Barclays Africa Group Ltd.	9,085	134
Capitec Bank Holdings Ltd.	1,216	108
FirstRand Ltd.	37,483	204
Nedbank Group Ltd.	5,285	109
Standard Bank Group Ltd.	17,067	269
		824
Spain (1.5%)
Banco Bilbao Vizcaya Argentaria SA	42,081	358
Banco de Sabadell SA	30,988	62
Banco Santander SA	84,143	552
Bankia SA	6,711	32
Bankinter SA	3,932	37
CaixaBank SA	15,523	72
		1,113
Switzerland (1.1%)
Adecco Group AG (Registered)	10,007	765
United States (9.8%)
Capital One Financial Corp.	23,158	2,306
Discover Financial Services	30,719	2,363
Synchrony Financial	62,824	2,426
		7,095
Total Common Stocks (Cost $16,886)		21,275
Investment Company (0.6%)
United States (0.6%)
VelocityShares Daily Inverse VIX Short Term ETN (Cost $460)	3,362	452

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (18.2%)
Sovereign (17.5%)
Australia (0.1%)
Australia Government Bond, 3.00%, 3/21/47	AUD	48	$35
Brazil (12.1%)
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/21	BRL	29,434	8,735
Canada (0.0%)
Canadian Government Bond, 2.75%, 12/1/48	CAD	39	34
France (0.1%)
French Republic Government Bond OAT, 2.00%, 5/25/48 (d)	EUR	47	60
Germany (0.1%)
Bundesrepublik Deutschland Bundesanleihe, 1.25%, 8/15/48		72	86
Japan (0.2%)
Japan Government Thirty Year Bond, 0.80%, 9/20/47	JPY	13,300	118
Portugal (4.8%)
Portugal Obrigacoes do Tesouro OT, 2.88%, 7/21/26 (d)	EUR	1,334	1,747
4.13%, 4/14/27 (d)		1,230	1,754
			3,501
United Kingdom (0.1%)
United Kingdom Gilt, 1.50%, 7/22/47	GBP	48	61
Total Sovereign (Cost $12,579)			12,630
U.S. Treasury Security (0.7%)
United States (0.7%)
U.S. Treasury Bond, 2.75%, 11/15/47 (Cost $460)		460	461
Total Fixed Income Securities (Cost $13,039)			13,091
	Shares
Short-Term Investments (50.3%)
Investment Company (40.1%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $28,990)		28,989,969	28,990
	Face Amount (000)
U.S. Treasury Securities (10.2%)
U.S. Treasury Bills, 1.16%, 4/26/18 (e)(f)		$285	284
1.19%, 4/26/18 (e)(f)		7,120	7,089
1.30%, 4/26/18 (e)(f)		28	28
Total U.S. Treasury Securities (Cost $7,405)			7,401
Total Short-Term Investments (Cost $36,395)			36,391
Total Investments (98.5%) (Cost $66,780) (g)(h)(i)			71,209
Other Assets in Excess of Liabilities (1.5%)			1,115
Net Assets (100.0%)			$72,324

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  At December 31, 2017, the Fund held a fair valued security valued at approximately $1,000, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(c)  Security has been deemed illiquid at December 31, 2017.

(d)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(e)  Rate shown is the yield to maturity at December 31, 2017.

(f)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(g)  Securities are available for collateral in connection with open foreign currency forward exchange contracts, futures contracts and swap agreements.

(h)  The approximate fair value and percentage of net assets, $14,159,000 and 19.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(i)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $67,338,000. The aggregate gross unrealized appreciation is approximately $7,947,000 and the aggregate gross unrealized depreciation is approximately $3,739,000, resulting in net unrealized appreciation of approximately $4,208,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

CVA  Certificaten Van Aandelen.

ETN  Exchange Traded Note.

GDR  Global Depositary Receipt.

OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

OJSC  Open Joint Stock Company.

PJSC  Public Joint Stock Company.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2017:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC	EUR	272		$323	2/1/18	$(4)
Citibank NA	CZK	13,821		$559	2/1/18	(91)
Citibank NA	CZK	5,073		$205	2/1/18	(34)
Citibank NA	CZK	3,472		$141	2/1/18	(22)
Citibank NA	CZK	3,994		$166	2/1/18	(22)
Citibank NA	CZK	36,957		$1,527	2/1/18	(211)
Citibank NA	CZK	8,057		$335	2/1/18	(44)
Citibank NA	CZK	8,467		$376	2/1/18	(23)
Citibank NA	CZK	16,372		$752	2/1/18	(18)
Citibank NA	CZK	13,545		$625	2/1/18	(13)
Citibank NA	CZK	2,021		$92	2/1/18	(3)
Citibank NA	CZK	11,028		$517	2/1/18	(2)
Citibank NA	CZK	9,035		$425	2/1/18	(— @)
Citibank NA	CZK	58,994		$2,533	2/1/18	(241)
Citibank NA	CZK	33,101		$1,422	2/1/18	(135)
Citibank NA	CZK	3,852		$167	2/1/18	(14)
Citibank NA	EUR	3,379		$3,683	2/1/18	(378)
Citibank NA	EUR	3,863		$4,203	2/1/18	(440)
Citibank NA	EUR	3,857		$4,204	2/1/18	(431)
Citibank NA	EUR	1,286		$1,401	2/1/18	(144)
Citibank NA	EUR	1,316		$1,429	2/1/18	(152)
Citibank NA	EUR	533		$593	2/1/18	(48)
Citibank NA	EUR	415		$466	2/1/18	(32)
Citibank NA	EUR	3,127		$3,704	2/1/18	(54)
Citibank NA	EUR	131		$156	2/1/18	(2)
Citibank NA	EUR	20		$23	2/1/18	(1)
Citibank NA	EUR	412		$469	2/1/18	(26)
Citibank NA		$3,727	CZK	91,295	2/1/18	567
Citibank NA		$4,252	CZK	104,373	2/1/18	657
Citibank NA		$4,131	CZK	101,598	2/1/18	648
Citibank NA		$1,378	CZK	33,866	2/1/18	215
Citibank NA		$1,404	CZK	34,662	2/1/18	227
Citibank NA		$607	CZK	14,359	2/1/18	68
Citibank NA		$465	CZK	10,946	2/1/18	50
Citibank NA		$476	CZK	11,033	2/1/18	43
Citibank NA		$326	CZK	7,109	2/1/18	9
Citibank NA		$3,724	CZK	81,649	2/1/18	117
Citibank NA		$164	CZK	3,579	2/1/18	5
Citibank NA		$559	EUR	517	2/1/18	63
Citibank NA		$128	EUR	119	2/1/18	14
Citibank NA		$160	EUR	147	2/1/18	17
Citibank NA		$227	EUR	205	2/1/18	20
Citibank NA		$1,583	EUR	1,430	2/1/18	136
Citibank NA		$2,498	EUR	2,202	2/1/18	148
Citibank NA		$1,291	EUR	1,138	2/1/18	77
Citibank NA		$815	EUR	682	2/1/18	4
Citibank NA		$484	EUR	403	2/1/18	1
Citibank NA		$396	EUR	331	2/1/18	2
Citibank NA		$505	EUR	419	2/1/18	(1)
Citibank NA		$84	EUR	74	2/1/18	5
Citibank NA		$274	EUR	242	2/1/18	16
Citibank NA		$318	EUR	275	2/1/18	13
Bank of America NA	CHF	112		$115	3/22/18	(1)
Bank of America NA	ILS	767		$220	3/22/18	(1)
Bank of America NA	PLN	843		$237	3/22/18	(5)
Bank of America NA		$10	ILS	35	3/22/18	(— @)
Bank of Montreal	HUF	57,843		$219	3/22/18	(5)
Bank of Montreal		$80	GBP	60	3/22/18	1
Bank of Montreal		$17	HUF	4,500	3/22/18	— @
Bank of New York Mellon		$7	GBP	5	3/22/18	— @

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Foreign Currency Forward Exchange Contracts (cont'd):

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Bank of New York Mellon		$18	SEK	154	3/22/18	$— @
Barclays Bank PLC	AUD	2,508		$1,918	3/22/18	(39)
Barclays Bank PLC	EUR	6,079		$7,226	3/22/18	(101)
Barclays Bank PLC	SGD	294		$218	3/22/18	(2)
Barclays Bank PLC		$5,693	GBP	4,247	3/22/18	56
BNP Paribas SA	CAD	4,709		$3,657	3/22/18	(93)
BNP Paribas SA	CHF	88		$90	3/22/18	(1)
BNP Paribas SA	RUB	8,980		$154	3/22/18	— @
BNP Paribas SA		$201	CAD	251	3/22/18	(1)
BNP Paribas SA		$1,683	EUR	1,416	3/22/18	24
BNP Paribas SA		$20	EUR	17	3/22/18	(— @)
BNP Paribas SA		$3,403	RUB	202,979	3/22/18	84
Citibank NA	CHF	204		$208	3/22/18	(2)
Citibank NA	CLP	149,119		$234	3/22/18	(8)
Citibank NA	CZK	9,780		$455	3/22/18	(6)
Citibank NA	KRW	234,347		$215	3/22/18	(4)
Citibank NA	THB	7,023		$215	3/22/18	(1)
Citibank NA	TRY	850		$216	3/22/18	(4)
Citibank NA		$39	CZK	818	3/22/18	— @
Citibank NA		$355	EUR	294	3/22/18	(— @)
Citibank NA		$12	KRW	12,836	3/22/18	(— @)
Citibank NA		$216	SEK	1,810	3/22/18	6
Commonwealth Bank of Australia	AUD	280		$214	3/22/18	(4)
Commonwealth Bank of Australia	EUR	3,322		$3,949	3/22/18	(55)
Commonwealth Bank of Australia		$1,108	GBP	827	3/22/18	11
Credit Suisse International	EUR	521		$620	3/22/18	(9)
Credit Suisse International		$9	GBP	7	3/22/18	— @
Goldman Sachs International	AUD	3,859		$2,951	3/22/18	(60)
Goldman Sachs International	BRL	32,818		$9,731	3/22/18	(78)
Goldman Sachs International	CNH	1,521		$229	3/22/18	(3)
Goldman Sachs International	DKK	1,189		$190	3/22/18	(3)
Goldman Sachs International	HKD	87		$11	3/22/18	(— @)
Goldman Sachs International	IDR	2,986,701		$218	3/22/18	(— @)
Goldman Sachs International	INR	13,406		$207	3/22/18	(1)
Goldman Sachs International	JPY	151,546		$1,349	3/22/18	(2)
Goldman Sachs International		$320	BRL	1,072	3/22/18	— @
Goldman Sachs International		$204	CHF	200	3/22/18	2
Goldman Sachs International		$20	CNH	134	3/22/18	(— @)
Goldman Sachs International		$2,529	EUR	2,127	3/22/18	35
Goldman Sachs International		$14	IDR	184,342	3/22/18	(— @)
Goldman Sachs International		$780	JPY	87,999	3/22/18	4
Goldman Sachs International		$12	JPY	1,361	3/22/18	— @
Goldman Sachs International	ZAR	2,821		$218	3/22/18	(8)
Goldman Sachs International	ZAR	4,169		$332	3/22/18	(1)
JPMorgan Chase Bank NA	JPY	350,516		$3,119	3/22/18	(4)
JPMorgan Chase Bank NA	TWD	6,069		$204	3/22/18	(1)
JPMorgan Chase Bank NA		$4,873	EUR	4,098	3/22/18	67
JPMorgan Chase Bank NA		$125	JPY	14,044	3/22/18	— @
JPMorgan Chase Bank NA		$3,101	MXN	60,527	3/22/18	(66)
JPMorgan Chase Bank NA		$282	MXN	5,620	3/22/18	(— @)
State Street Bank and Trust Co.	AUD	1,857		$1,420	3/22/18	(29)
State Street Bank and Trust Co.	EUR	487		$580	3/22/18	(8)
State Street Bank and Trust Co.	GBP	200		$271	3/22/18	— @
State Street Bank and Trust Co.		$226	GBP	169	3/22/18	2
UBS AG	AUD	4,610		$3,525	3/22/18	(71)
UBS AG	CHF	359		$366	3/22/18	(4)
UBS AG	DKK	1,178		$188	3/22/18	(3)
UBS AG	EUR	211		$251	3/22/18	(4)
UBS AG	SEK	1,987		$237	3/22/18	(6)
UBS AG		$602	AUD	771	3/22/18	(1)
						$133

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Futures Contracts:

The Fund had the following futures contracts open at December 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
MSCI Emerging Market E Mini (United States)	12	Mar-18	$1	$698	$33
NIKKEI 225 Index (Japan)	17	Mar-18	9	1,712	9
TOPIX Index (Japan)	25	Mar-18	250	4,032	56
U.S. Treasury Ultra Bond (United States)	14	Mar-18	1,400	2,347	3
U.S. Treasury 10 yr. Ultra Long Bond (United States)	94	Mar-18	9,400	12,555	57
Short:
Copper Future (United States)	53	Mar-18	(1,325)	(4,373)	(301)
Euro FX Currency (United States)	79	Mar-18	(9,875)	(11,924)	(244)
Euro Stoxx 50 (Germany)	12	Mar-18	(— @)	(503)	15
German Euro Bund (Germany)	16	Mar-18	(1,600)	(3,104)	26
Hang Seng China Enterprises Index (Hong Kong)	31	Jan-18	(2)	(2,327)	(3)
S&P 500 E MINI Index (United States)	137	Mar-18	(7)	(18,331)	(84)
UK Long Gilt Bond (United Kingdom)	11	Mar-18	(1,100)	(1,859)	(12)
					$(445)

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at December 31, 2017:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co., LLC*	1 Month TIIE	Pay	7.32%	Monthly/Monthly	10/21/19	MXN	56,252	$(35)	$—	$(35)
Morgan Stanley & Co., LLC*	1 Month TIIE	Pay	7.32	Monthly/Monthly	10/21/19		68,257	(43)	—	(43)
Morgan Stanley & Co., LLC*	1 Month TIIE	Pay	7.32	Monthly/Monthly	10/21/19		65,631	(41)	—	(41)
Morgan Stanley & Co., LLC*	1 Month TIIE	Pay	7.39	Monthly/Monthly	10/25/19		4,019	(2)	—	(2)
Morgan Stanley & Co., LLC*	1 Month TIIE	Pay	7.63	Monthly/Monthly	12/5/19		63,611	(23)	—	(23)
Morgan Stanley & Co., LLC*	1 Month TIIE	Pay	7.63	Monthly/Monthly	12/5/19		65,732	(24)	—	(24)
Morgan Stanley & Co., LLC*	1 Month TIIE	Pay	7.64	Monthly/Monthly	12/5/19		62,334	(22)	—	(22)
Morgan Stanley & Co., LLC*	1 Month TIIE	Pay	8.04	Monthly/Monthly	12/19/19		102,085	15	—	15
Morgan Stanley & Co., LLC*	1 Month TIIE	Pay	8.04	Monthly/Monthly	12/19/19		83,107	11	—	11
Morgan Stanley & Co., LLC*	1 Month TIIE	Pay	8.06	Monthly/Monthly	12/20/19		85,752	13	—	13
Morgan Stanley & Co., LLC*	1 Month TIIE	Pay	8.08	Monthly/Monthly	12/20/19		85,751	14	—	14
Morgan Stanley & Co., LLC*	1 Month TIIE	Pay	8.07	Monthly/Monthly	12/25/19		85,752	9	—	9
Morgan Stanley & Co., LLC*	1 Month TIIE	Pay	8.09	Monthly/Monthly	12/26/19		85,752	10	—	10
Morgan Stanley & Co., LLC*	1 Month TIIE	Pay	8.10	Monthly/Monthly	12/26/19		85,751	10	—	10
Morgan Stanley & Co., LLC*	1 Month TIIE	Pay	8.06	Monthly/Monthly	12/27/19		92,073	4	—	4

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Interest Rate Swap Agreements (cont'd):

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co., LLC*	1 Month TIIE	Receive	7.94%	Monthly/Monthly	12/9/27		$32,687	$— @	$—	$— @
Morgan Stanley & Co., LLC*	1 Month TIIE	Receive	7.95	Monthly/Monthly	12/9/27		23,516	3	—	3
Morgan Stanley & Co., LLC*	1 Month TIIE	Receive	8.00	Monthly/Monthly	12/10/27		27,068	(5)	—	(5)
Morgan Stanley & Co., LLC*	1 Month TIIE	Receive	8.01	Monthly/Monthly	12/10/27		32,625	6	—	6
Morgan Stanley & Co., LLC*	1 Month TIIE	Receive	8.01	Monthly/Monthly	12/10/27		32,687	(7)	—	(7)
Morgan Stanley & Co., LLC*	1 Month TIIE	Receive	8.02	Monthly/Monthly	12/10/27		27,068	(7)	—	(7)
Morgan Stanley & Co., LLC*	1 Month TIIE	Receive	8.12	Monthly/Monthly	12/15/27		27,068	(15)	—	(15)
Morgan Stanley & Co., LLC*	1 Month TIIE	Receive	8.12	Monthly/Monthly	12/16/27		27,068	(18)	—	(18)
Morgan Stanley & Co., LLC*	1 Month TIIE	Receive	8.14	Monthly/Monthly	12/16/27		27,068	(17)	—	(17)
Morgan Stanley & Co., LLC*	1 Month TIIE	Receive	8.11	Monthly/Monthly	12/17/27		28,709	(13)	—	(13)
Morgan Stanley & Co., LLC*	3 Month JIBAR	Pay	8.51	Quarterly/Quarterly	12/13/27	ZAR	58,476	204	—	204
Morgan Stanley & Co., LLC*	3 Month JIBAR	Pay	8.51	Quarterly/Quarterly	12/13/27		15,601	54	—	54
Morgan Stanley & Co., LLC*	3 Month JIBAR	Pay	8.37	Quarterly/Quarterly	12/15/27		33,925	91	—	91
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.11	Annual/Semi-Annual	8/7/22	CZK	12,722	11	—	11
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.12	Annual/Semi-Annual	8/7/22		109,596	96	—	96
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.06	Annual/Semi-Annual	8/8/22		30,867	31	—	31
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.07	Annual/Semi-Annual	8/14/22		11,310	11	—	11
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.07	Annual/Semi-Annual	8/14/22		25,889	26	—	26
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.06	Annual/Semi-Annual	8/15/22		29,905	30	—	30
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.09	Annual/Semi-Annual	8/15/22		61,597	59	—	59
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.12	Annual/Semi-Annual	8/22/22		15,434	14	—	14
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.10	Annual/Semi-Annual	8/23/22		22,967	21	—	21
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.10	Annual/Semi-Annual	8/23/22		30,868	29	—	29
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.10	Annual/Semi-Annual	8/23/22		30,868	29	—	29
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.12	Annual/Semi-Annual	8/24/22		13,996	13	—	13
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.12	Annual/Semi-Annual	8/24/22		30,868	27	—	27
							$1,912,312	$569	$—	$569
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Total Return Swap Agreements:

The Fund had the following total return swap agreements open at December 31, 2017:

Swap Counterparty	Index	Pay/Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
BNP Paribas SA	MSCI World Energy Equipment & Services Index	Pay	3 Month USD LIBOR plus 0.03%	Quarterly	9/6/18	$647	$(30)	$—	$(30)
BNP Paribas SA	BNP Custom Short U.S. Machinery Index††	Pay	3 Month USD LIBOR plus 0.25%	Quarterly	11/21/18	519	(52)	—	(52)
BNP Paribas SA	BNP Custom Short U.S. Machinery Index††	Pay	3 Month USD LIBOR plus 0.25%	Quarterly	11/21/18	1,088	(39)	—	(39)
BNP Paribas SA	BNP Custom China Tier 2 Banks Index††	Pay	3 Month USD LIBOR plus 0.32%	Quarterly	12/4/18	649	(38)	—	(38)
Goldman Sachs International	GS Custom Short Non-U.S. Machinery Index††	Pay	3 Month USD LIBOR plus 0.13%	Quarterly	11/23/18	768	(28)	—	(28)
Goldman Sachs International	GS Custom Short Non-U.S. Machinery Index††	Pay	3 Month USD LIBOR plus 0.13%	Quarterly	11/23/18	1,631	(61)	—	(61)
Goldman Sachs International	MSCI Metals & Mining Index	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	12/5/18	1,020	(109)	—	(109)
JPMorgan Chase Bank NA	JPM Custom China Tier 2 Banks Index††	Pay	3 Month USD LIBOR plus 0.10%	Quarterly	3/15/18	1,103	(2)	—	(2)
JPMorgan Chase Bank NA	JPM Custom China Tier 2 Banks Index††	Pay	3 Month USD LIBOR plus 0.10%	Quarterly	3/15/18	112	(—@)	—	(—@)
JPMorgan Chase Bank NA	JPM Custom China Tier 2 Banks Index††	Pay	3 Month USD LIBOR plus 0.10%	Quarterly	3/15/18	91	(—@)	—	(—@)
JPMorgan Chase Bank NA	JPM Custom China Tier 2 Banks Index††	Pay	3 Month USD LIBOR plus 0.10%	Quarterly	3/15/18	90	(—@)	—	(—@)
JPMorgan Chase Bank NA	JPM Custom China Tier 2 Banks Index††	Pay	3 Month USD LIBOR plus 0.10%	Quarterly	3/15/18	86	(—@)	—	(—@)
JPMorgan Chase Bank NA	JPM Custom China Tier 2 Banks Index††	Pay	3 Month USD LIBOR minus 0.10%	Quarterly	3/15/18	431	(1)	—	(1)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Total Return Swap Agreements (cont'd):

Swap Counterparty	Index	Pay/Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	JPM Custom China Tier 2 Banks Index††	Pay	3 Month USD LIBOR minus 0.10%	Quarterly	3/15/18	$417	$(1)	$—	$(1)
JPMorgan Chase Bank NA	JPM Custom China Tier 2 Banks Index††	Pay	3 Month USD LIBOR plus 0.10%	Quarterly	3/15/18	111	(— @)	—	(— @)
JPMorgan Chase Bank NA	JPM Custom Long U.S. Defensives Index††	Receive	3 Month USD LIBOR plus 0.42%	Quarterly	11/20/18	1,783	67	—	67
JPMorgan Chase Bank NA	JPM Custom Long U.S. Defensives Index††	Receive	3 Month USD LIBOR plus 0.42%	Quarterly	11/20/18	1,790	62	—	62
JPMorgan Chase Bank NA	JPM Custom Long U.S. Defensives Index††	Receive	3 Month USD LIBOR plus 0.65%	Quarterly	11/20/18	2,536	(40)	—	(40)
JPMorgan Chase Bank NA	JPM Custom Short U.S. Cyclicals Index††	Pay	3 Month USD LIBOR plus 0.33%	Quarterly	11/20/18	1,781	(76)	—	(76)
JPMorgan Chase Bank NA	JPM Custom Short U.S. Cyclicals Index††	Pay	3 Month USD LIBOR plus 0.33%	Quarterly	11/20/18	1,788	(73)	—	(73)
JPMorgan Chase Bank NA	JPM Custom Short U.S. Cyclicals Index††	Pay	3 Month USD LIBOR plus 0.50%	Quarterly	11/20/18	2,590	5	—	5
JPMorgan Chase Bank NA	JPM Custom Short Luxury Index††	Pay	3 Month USD LIBOR plus 0.26%	Quarterly	12/4/18	760	1	—	1
JPMorgan Chase Bank NA	JPM Custom Short Luxury Index††	Pay	3 Month USD LIBOR plus 0.26%	Quarterly	12/4/18	1,391	(55)	—	(55)
						$23,182	$(470)	$—	$(470)

†† See tables below for details of the equity basket holdings underlying the swap.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

The following table represents the equity basket holdings underlying the total return swap with BNP Custom Short U.S. Machinery Index as of December 31, 2017.

Security Description	Shares	Value (000)	Index Weight
BNP Custom Short U.S. Machinery Index
AGCO Corp.	3,061	$310	1.59%
Caterpillar, Inc.	22,821	72,869	26.16
Cummins, Inc.	6,140	9,112	7.89
Deere & Co.	12,450	1,133	14.18
Dover Corp.	5,975	27,913	4.39
Flowserve Corp.	5,050	3,479	1.55
Illinois Tool Works, Inc.	13,111	224	15.92
Ingersoll-Rand PLC	9,543	479	6.19
PACCAR, Inc.	13,155	131	6.80
Parker-Hannifin Corp.	5,113	343,322	7.42
Pentair PLC	6,986	38,598	3.59
SPX Corp.	1,626	58	0.37
SPX FLOW, Inc.	1,599	4,039	0.55
Xylem, Inc.	6,850	297	3.40
Total		$501,964	100.00%

The following table represents the equity basket holdings underlying the total return swap with BNP Custom China Tier 2 Banks Index as of December 31, 2017.

Security Description	Shares	Value (000)	Index Weight
BNP Custom China Tier 2 Banks Index
China Evergrande Group	52,328	$1,410	17.55%
China Jinmao Holdings Group Ltd.	42,822	147	1.83
China Overseas Land & Investment Ltd.	43,659	1,098	13.67
China Resources Land Ltd.	27,599	635	7.90
China Vanke Co., Ltd	57,185	1,784	22.20
Country Garden Holdings Co., Ltd	83,681	1,247	15.52
Guangzhou R&F Properties Co., Ltd	12,831	226	2.81
Longfor Properties Co., Ltd	23,751	465	5.79
Shimao Property Holdings Ltd.	13,451	229	2.85
Sino-Ocean Group Holding Ltd.	30,738	166	2.06
SOHO China Ltd.	20,788	95	1.18
Sunac China Holdings Ltd.	16,486	533	6.64
Total		$8,035	100.00%

The following table represents the equity basket holdings underlying the total return swap with GS Custom Short Non-U.S. Machinery Index as of December 31, 2017.

Security Description	Shares	Value (000)	Index Weight
GS Custom Short Non-U.S. Machinery Index
Alfa Laval AB	915	$177	2.11%
Atlas Copco AB	2,617	927	11.01
CNH Industrial N.V.	3,009	34	3.93
CRRC Corp Ltd.	103,323	864	10.75
Doosan Infracore Co., Ltd.	447	3,884	0.35
GEA Group AG	423	17	1.98
Hino Motors Ltd.	1,266	1,848	1.60
Hitachi Construction Machinery Co., Ltd.	470	1,927	1.66
Hiwin Technologies Corp.	608	196	0.64
Hyundai Heavy Industries Co., Ltd.	124	12,482	1.14
Hyundai Mipo Dockyard Co., Ltd.	44	3,468	0.32
IMI PLC	602	803	1.05
JTEKT Corp.	753	1,458	1.26
Kawasaki Heavy Industries Ltd.	365	1,442	1.25
Komatsu Ltd.	2,129	8,681	7.50

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Shares	Value (000)	Index Weight
GS Custom Short Non-U.S. Machinery Index (cont'd)
Kone Oyj	1,156	$52	6.05%
Kubota Corp.	2,719	6,008	5.19
MAN SE	323	31	3.60
Melrose Industries PLC	4,303	913	1.20
Metso Oyj	332	9	1.11
NGK Insulators Ltd.	719	1,529	1.32
Samsung Heavy Industries Co., Ltd.	850	6,230	0.57
Sandvik AB	2,767	398	4.72
Schindler Holding AG	233	52	5.21
SMC Corp.	148	6,861	5.92
Sulzer AG	75	9	0.88
Sumitomo Heavy Industries Ltd.	271	1,291	1.11
Volvo AB	4,695	717	8.52
Wartsila Oyj Abp	436	23	2.68
Weichai Power Co., Ltd.	19,266	165	2.05
Weir Group PLC (The)	496	1,053	1.38
Yangzijiang Shipbuilding Holdings Ltd.	8,648	13	0.92
Zoomlion Co., Ltd.	24,564	82	1.02
Total		$63,644	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Custom China Tier 2 Banks Index as of December 31, 2017.

Security Description	Shares	Value (000)	Index Weight
JPM Custom China Tier 2 Banks Index
Bank of Communications Co., Ltd.	230,551	$1,337	12.15%
China CITIC Bank Corp., Ltd.	743,160	3,641	33.09
China Everbright Bank Co., Ltd.	57,105	208	1.89
China Merchants Bank Co., Ltd.	131,691	4,096	37.22
China Minsheng Banking Corp., Ltd.	165,248	1,294	11.76
Chongqing Rural Commercial Bank Co., Ltd.	77,532	428	3.89
Total		$11,004	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Custom Long U.S. Defensives Index as of December 31, 2017.

Security Description	Shares	Value (000)	Index Weight
JPM Custom Long U.S. Defensives Index
Abbott Laboratories	1,407	$80	0.77%
AbbVie, Inc.	1,291	125	1.20
AES Corp.	2,315	25	0.24
Aetna, Inc.	269	49	0.46
Agilent Technologies, Inc.	260	17	0.17
Alexion Pharmaceuticals, Inc.	181	22	0.21
Align Technology, Inc.	58	13	0.12
Allergan PLC	271	44	0.42
Alliant Energy Corp.	810	35	0.33
Altria Group, Inc.	2,694	192	1.84
Ameren Corp.	851	50	0.48
American Electric Power Co., Inc.	1,724	127	1.21
American Water Works Co., Inc.	625	57	0.55
AmerisourceBergen Corp.	131	12	0.12
Amgen, Inc.	591	103	0.98
Anthem, Inc.	213	48	0.46
Archer-Daniels-Midland Co.	790	32	0.30
AT&T, Inc.	38,194	1,485	14.20
Baxter International, Inc.	406	26	0.25

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom Long U.S. Defensives Index (cont'd)
Becton Dickinson & Co.	214	$46	0.44%
Biogen, Inc.	171	54	0.52
Boston Scientific Corp.	1,111	28	0.26
Bristol-Myers Squibb Co.	1,328	81	0.78
Brown-Forman Corp.	275	19	0.18
Campbell Soup Co.	272	13	0.13
Cardinal Health, Inc.	256	16	0.15
Celgene Corp.	634	66	0.63
Centene Corp.	140	14	0.14
CenterPoint Energy, Inc.	1,511	43	0.41
CenturyLink, Inc.	6,044	101	0.96
Cerner Corp.	255	17	0.16
Church & Dwight Co., Inc.	350	18	0.17
Cigna Corp.	204	41	0.40
Clorox Co. (The)	181	27	0.26
CMS Energy Corp.	989	47	0.45
Coca-Cola Co. (The)	5,391	247	2.37
Colgate-Palmolive Co.	1,237	93	0.89
Conagra Brands, Inc.	584	22	0.21
Consolidated Edison, Inc.	1,086	92	0.88
Constellation Brands, Inc.	241	55	0.53
Cooper Cos., Inc. (The)	40	9	0.08
Costco Wholesale Corp.	616	115	1.10
Coty, Inc.	662	13	0.13
CVS Health Corp.	1,428	104	0.99
Danaher Corp.	495	46	0.44
DaVita, Inc.	124	9	0.09
DENTSPLY SIRONA, Inc.	186	12	0.12
Dominion Energy, Inc.	2,253	183	1.75
Dr Pepper Snapple Group, Inc.	255	25	0.24
DTE Energy Co.	629	69	0.66
Duke Energy Corp.	2,454	206	1.97
Edison International	1,142	72	0.69
Edwards Lifesciences Corp.	171	19	0.18
Eli Lilly & Co.	785	66	0.63
Entergy Corp.	629	51	0.49
Envision Healthcare Corp.	98	3	0.03
Estee Lauder Cos., Inc. (The)	314	40	0.38
Eversource Energy	1,111	70	0.67
Exelon Corp.	3,366	133	1.27
Express Scripts Holding Co.	468	35	0.33
FirstEnergy Corp.	1,558	48	0.46
General Mills, Inc.	810	48	0.46
Gilead Sciences, Inc.	1,058	76	0.72
HCA Healthcare, Inc.	234	21	0.20
Henry Schein, Inc.	129	9	0.09
Hershey Co. (The)	198	22	0.21
Hologic, Inc.	227	10	0.09
Hormel Foods Corp.	379	14	0.13
Humana, Inc.	117	29	0.28
IDEXX Laboratories, Inc.	71	11	0.11
Illumina, Inc.	118	26	0.25
Incyte Corp.	138	13	0.12
Intuitive Surgical, Inc.	91	33	0.32
IQVIA Holdings, Inc.	123	12	0.12
JM Smucker Co. (The)	160	20	0.19
Johnson & Johnson	2,174	304	2.91
Kellogg Co.	349	24	0.23

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom Long U.S. Defensives Index (cont'd)
Kimberly-Clark Corp.	496	$60	0.57%
Kraft Heinz Co. (The)	838	65	0.62
Kroger Co. (The)	1,260	35	0.33
Laboratory Corp. of America Holdings	82	13	0.13
McCormick & Co., Inc.	167	17	0.16
McKesson Corp.	170	27	0.25
Medtronic PLC	1,097	89	0.85
Merck & Co., Inc.	2,215	125	1.19
Mettler-Toledo International, Inc.	21	13	0.12
Molson Coors Brewing Co.	259	21	0.20
Mondelez International, Inc.	2,117	91	0.87
Monster Beverage Corp.	582	37	0.35
Mylan N.V.	434	18	0.18
NextEra Energy, Inc.	1,641	256	2.45
NiSource, Inc.	1,143	29	0.28
NRG Energy, Inc.	1,054	30	0.29
Patterson Cos., Inc.	67	2	0.02
PepsiCo, Inc.	2,006	241	2.30
PerkinElmer, Inc.	89	7	0.06
Perrigo Co., PLC	107	9	0.09
Pfizer, Inc.	4,834	175	1.67
PG&E Corp.	1,798	81	0.77
Philip Morris International, Inc.	2,181	230	2.20
Pinnacle West Capital Corp.	391	33	0.32
PPL Corp.	2,395	74	0.71
Procter & Gamble Co. (The)	3,581	329	3.15
Public Service Enterprise Group, Inc.	1,774	91	0.87
Quest Diagnostics, Inc.	110	11	0.10
Regeneron Pharmaceuticals, Inc.	62	23	0.22
ResMed, Inc.	115	10	0.09
SCANA Corp.	501	20	0.19
Sempra Energy	880	94	0.90
Southern Co. (The)	3,504	169	1.61
Stryker Corp.	261	40	0.39
Sysco Corp.	682	41	0.40
Thermo Fisher Scientific, Inc.	324	62	0.59
Tyson Foods, Inc.	406	33	0.31
UnitedHealth Group, Inc.	783	173	1.65
Universal Health Services, Inc.	72	8	0.08
Varian Medical Systems, Inc.	74	8	0.08
Verizon Communications, Inc.	25,376	1,343	12.85
Vertex Pharmaceuticals, Inc.	204	31	0.29
Walgreens Boots Alliance, Inc.	1,219	89	0.85
Wal-Mart Stores, Inc.	2,056	203	1.94
Waters Corp.	65	13	0.12
WEC Energy Group, Inc.	1,106	73	0.70
Xcel Energy, Inc.	1,780	86	0.82
Zimmer Biomet Holdings, Inc.	164	20	0.19
Zoetis, Inc.	398	29	0.27
Total		$10,459	100.00%

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

The following table represents the equity basket holdings underlying the total return swap with JPM Custom Short U.S. Cyclicals Index as of December 31, 2017.

Security Description	Shares	Value (000)	Index Weight
JPM Custom Short U.S. Cyclicals Index
3M Co.	696	$164	1.56%
Accenture PLC	286	44	0.42
Activision Blizzard, Inc.	350	22	0.21
Acuity Brands, Inc.	49	9	0.08
Adobe Systems, Inc.	229	40	0.38
Advance Auto Parts, Inc.	72	7	0.07
Advanced Micro Devices, Inc.	373	4	0.04
Air Products & Chemicals, Inc.	897	147	1.40
Akamai Technologies, Inc.	79	5	0.05
Alaska Air Group, Inc.	144	11	0.10
Albemarle Corp.	455	58	0.55
Allegion PLC	111	9	0.08
Alliance Data Systems Corp.	22	6	0.05
Alphabet, Inc.	140	146	1.39
Alphabet, Inc.	138	145	1.38
Amazon.com, Inc.	390	456	4.34
American Airlines Group, Inc.	506	26	0.25
AMETEK, Inc.	269	19	0.19
Amphenol Corp.	141	12	0.12
Analog Devices, Inc.	170	15	0.14
ANSYS, Inc.	39	6	0.05
AO Smith Corp.	171	10	0.10
Apple, Inc.	2,392	405	3.85
Applied Materials, Inc.	494	25	0.24
Aptiv PLC	261	22	0.21
Arconic, Inc.	493	13	0.13
Autodesk, Inc.	102	11	0.10
Automatic Data Processing, Inc.	206	24	0.23
AutoZone, Inc.	27	19	0.18
Avery Dennison Corp.	364	42	0.40
Ball Corp.	1,448	55	0.52
Best Buy Co., Inc.	260	18	0.17
Boeing Co. (The)	648	191	1.82
BorgWarner, Inc.	194	10	0.09
Broadcom Ltd.	188	48	0.46
CA, Inc.	146	5	0.05
Cadence Design Systems, Inc.	130	5	0.05
CarMax, Inc.	179	11	0.11
Carnival Corp.	399	26	0.25
Caterpillar, Inc.	690	109	1.03
CBS Corp.	356	21	0.20
CF Industries Holdings, Inc.	960	41	0.39
CH Robinson Worldwide, Inc.	164	15	0.14
Charter Communications, Inc.	197	66	0.63
Chipotle Mexican Grill, Inc.	25	7	0.07
Cintas Corp.	100	16	0.15
Cisco Systems, Inc.	2,316	89	0.84
Citrix Systems, Inc.	67	6	0.06
Cognizant Technology Solutions Corp.	274	19	0.19
Comcast Corp.	4,605	184	1.75
Corning, Inc.	418	13	0.13
CSRA, Inc.	76	2	0.02
CSX Corp.	1,066	59	0.56
Cummins, Inc.	184	33	0.31
Darden Restaurants, Inc.	123	12	0.11

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom Short U.S. Cyclicals Index (cont'd)
Deere & Co.	373	$58	0.56%
Delphi Technologies PLC	87	5	0.04
Delta Air Lines, Inc.	777	44	0.41
Discovery Communications, Inc.	199	4	0.04
Discovery Communications, Inc.	151	3	0.03
DISH Network Corp.	223	11	0.10
Dollar General Corp.	255	24	0.23
Dollar Tree, Inc.	232	25	0.24
Dover Corp.	182	18	0.17
DowDuPont, Inc.	9,605	684	6.50
DR Horton, Inc.	333	17	0.16
DXC Technology Co.	132	13	0.12
Eastman Chemical Co.	596	55	0.53
Eaton Corp. PLC	519	41	0.39
eBay, Inc.	461	17	0.17
Ecolab, Inc.	1,072	144	1.37
Electronic Arts, Inc.	143	15	0.14
Emerson Electric Co.	747	52	0.49
Equifax, Inc.	140	17	0.16
Expedia, Inc.	120	14	0.14
Expeditors International of Washington I	211	14	0.13
F5 Networks, Inc.	29	4	0.04
Facebook, Inc.	1,098	194	1.84
Fastenal Co.	336	18	0.17
FedEx Corp.	288	72	0.68
Fidelity National Information Services I	154	14	0.14
Fiserv, Inc.	97	13	0.12
FLIR Systems, Inc.	64	3	0.03
Flowserve Corp.	152	6	0.06
Fluor Corp.	163	8	0.08
FMC Corp.	552	52	0.50
Foot Locker, Inc.	121	6	0.05
Ford Motor Co.	3,829	48	0.45
Fortive Corp.	356	26	0.24
Fortune Brands Home & Security, Inc.	180	12	0.12
Freeport-McMoRan, Inc.	5,539	105	1.00
Gap, Inc. (The)	215	7	0.07
Garmin Ltd.	109	6	0.06
Gartner, Inc.	42	5	0.05
General Dynamics Corp.	325	66	0.63
General Electric Co.	10,102	176	1.68
General Motors Co.	1,284	53	0.50
Genuine Parts Co.	144	14	0.13
Global Payments, Inc.	71	7	0.07
Goodyear Tire & Rubber Co. (The)	246	8	0.08
H&R Block, Inc.	205	5	0.05
Hanesbrands, Inc.	357	7	0.07
Harley-Davidson, Inc.	167	8	0.08
Harris Corp.	55	8	0.07
Hasbro, Inc.	111	10	0.10
Hewlett Packard Enterprise Co.	761	11	0.10
Hilton Worldwide Holdings, Inc.	200	16	0.15
Home Depot, Inc. (The)	1,154	219	2.08
Honeywell International, Inc.	889	136	1.30
HP, Inc.	774	16	0.15
IHS Markit Ltd.	424	19	0.18
Illinois Tool Works, Inc.	361	60	0.57
Ingersoll-Rand PLC	296	26	0.25

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom Short U.S. Cyclicals Index (cont'd)
Intel Corp.	2,176	$100	0.95%
International Business Machines Corp.	401	62	0.58
International Flavors & Fragrances , Inc.	325	50	0.47
International Paper Co.	1,700	98	0.94
Interpublic Group of Cos., Inc. (The)	385	8	0.07
Intuit, Inc.	113	18	0.17
Jacobs Engineering Group, Inc.	140	9	0.09
JB Hunt Transport Services, Inc.	100	11	0.11
Johnson Controls International PLC	1,088	41	0.39
Juniper Networks, Inc.	176	5	0.05
Kansas City Southern	123	13	0.12
KLA-Tencor Corp.	73	8	0.07
Kohl's Corp.	165	9	0.09
L Brands, Inc.	244	15	0.14
L3 Technologies, Inc.	91	18	0.17
Lam Research Corp.	75	14	0.13
Leggett & Platt, Inc.	130	6	0.06
Lennar Corp.	199	13	0.12
Lennar Corp.	4	—	—
LKQ Corp.	302	12	0.12
Lockheed Martin Corp.	292	94	0.89
Lowe's Cos., Inc.	827	77	0.73
LyondellBasell Industries N.V.	1,336	147	1.40
Macy's, Inc.	298	8	0.07
Marriott International, Inc.	306	42	0.39
Martin Marietta Materials, Inc.	259	57	0.54
Masco Corp.	372	16	0.16
Mastercard, Inc.	432	65	0.62
Mattel, Inc.	336	5	0.05
McDonald's Corp.	793	136	1.30
MGM Resorts International	507	17	0.16
Michael Kors Holdings Ltd.	148	9	0.09
Microchip Technology, Inc.	108	9	0.09
Micron Technology, Inc.	516	21	0.20
Microsoft Corp.	3,567	305	2.90
Mohawk Industries, Inc.	62	17	0.16
Monsanto Co.	1,809	211	2.01
Mosaic Co. (The)	1,445	37	0.35
Motorola Solutions, Inc.	75	7	0.06
NetApp, Inc.	125	7	0.07
Netflix, Inc.	423	81	0.77
Newell Brands, Inc.	480	15	0.14
Newmont Mining Corp.	2,195	82	0.78
News Corp.	374	6	0.06
News Corp.	119	2	0.02
Nielsen Holdings PLC	392	14	0.14
NIKE, Inc.	1,286	80	0.76
Nordstrom, Inc.	114	5	0.05
Norfolk Southern Corp.	336	49	0.46
Northrop Grumman Corp.	203	62	0.59
Norwegian Cruise Line Holdings Ltd.	174	9	0.09
Nucor Corp.	1,315	84	0.79
NVIDIA Corp.	278	54	0.51
Omnicom Group, Inc.	226	16	0.16
Oracle Corp.	1,399	66	0.63
O'Reilly Automotive, Inc.	86	21	0.20
PACCAR, Inc.	410	29	0.28
Packaging Corp. of America	388	47	0.44

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom Short U.S. Cyclicals Index (cont'd)
Parker-Hannifin Corp.	155	$31	0.29%
Paychex, Inc.	148	10	0.10
PayPal Holdings, Inc.	523	39	0.37
Pentair PLC	193	14	0.13
PPG Industries, Inc.	1,056	123	1.17
Priceline Group, Inc. (The)	48	83	0.79
PulteGroup, Inc.	272	9	0.09
PVH Corp.	76	10	0.10
Qorvo, Inc.	59	4	0.04
QUALCOMM, Inc.	684	44	0.42
Quanta Services, Inc.	176	7	0.07
Ralph Lauren Corp.	54	6	0.05
Raytheon Co.	339	64	0.61
Red Hat, Inc.	82	10	0.09
Republic Services, Inc.	267	18	0.17
Robert Half International, Inc.	147	8	0.08
Rockwell Automation, Inc.	150	29	0.28
Roper Technologies, Inc.	119	31	0.29
Ross Stores, Inc.	381	31	0.29
Royal Caribbean Cruises Ltd.	168	20	0.19
salesforce.com, Inc.	316	32	0.31
Seagate Technology PLC	133	6	0.05
Sealed Air Corp.	782	39	0.37
Sherwin-Williams Co. (The)	338	139	1.32
Signet Jewelers Ltd.	59	3	0.03
Skyworks Solutions, Inc.	85	8	0.08
Snap-on, Inc.	67	12	0.11
Southwest Airlines Co.	642	42	0.40
Stanley Black & Decker, Inc.	179	30	0.29
Starbucks Corp.	1,414	81	0.77
Stericycle, Inc.	100	7	0.06
Symantec Corp.	285	8	0.08
Synopsys, Inc.	70	6	0.06
Tapestry, Inc.	277	12	0.12
Target Corp.	535	35	0.33
TE Connectivity Ltd.	164	16	0.15
Texas Instruments, Inc.	459	48	0.46
Textron, Inc.	309	17	0.17
Tiffany & Co.	100	10	0.10
TJX Cos., Inc. (The)	623	48	0.45
Total System Services, Inc.	78	6	0.06
Tractor Supply Co.	124	9	0.09
TransDigm Group, Inc.	56	15	0.15
TripAdvisor, Inc.	106	4	0.03
Twenty-First Century Fox, Inc.	1,030	36	0.34
Twenty-First Century Fox, Inc.	430	15	0.14
Ulta Beauty, Inc.	57	13	0.12
Under Armour, Inc.	181	3	0.02
Under Armour, Inc.	182	2	0.02
Union Pacific Corp.	934	125	1.19
United Continental Holdings, Inc.	302	20	0.19
United Parcel Service, Inc.	804	96	0.91
United Rentals, Inc.	99	17	0.16
United Technologies Corp.	867	111	1.05
VeriSign, Inc.	40	5	0.04
Verisk Analytics, Inc.	181	17	0.17
VF Corp.	320	24	0.23
Viacom, Inc.	345	11	0.10

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom Short U.S. Cyclicals Index (cont'd)
Visa, Inc.	847	$97	0.92%
Vulcan Materials Co.	545	70	0.66
Walt Disney Co. (The)	1,511	162	1.54
Waste Management, Inc.	472	41	0.39
Western Digital Corp.	137	11	0.10
Western Union Co. (The)	215	4	0.04
WestRock Co.	1,046	66	0.63
Whirlpool Corp.	71	12	0.11
WW Grainger, Inc.	61	14	0.14
Wyndham Worldwide Corp.	101	12	0.11
Wynn Resorts Ltd.	78	13	0.12
Xerox Corp.	99	3	0.03
Xilinx, Inc.	115	8	0.07
Xylem, Inc.	210	14	0.14
Yum! Brands, Inc.	338	28	0.26
Total		$10,515	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Custom Short Luxury Index as of December 31, 2017.

Security Description	Shares	Value (000)	Index Weight
JPM Custom Short Luxury Index
Brunello Cucinelli SpA	112	$3	0.35%
Burberry Group PLC	1,410	2,527	3.27
Christian Dior SE	77	24	2.71
Cie Financiere Richemont SA	1,896	167	16.43
Hermes International	105	47	5.37
HUGO BOSS AG	233	17	1.90
Kering	417	164	18.83
LVMH Moet Hennessy Louis Vuitton SE	1,256	308	35.41
Moncler SpA	840	22	2.52
Salvatore Ferragamo SpA	559	12	1.42
Swatch Group AG (The)	181	72	7.06
Tapestry, Inc.	940	42	3.97
Tod's SpA	109	7	0.76
Total		$3,412	100.00%

@    Value is less than $500.

*    Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

JIBAR    Johannesburg Interbank Agreed Rate.

LIBOR  London Interbank Offered Rate.

PRIBOR  Prague Interbank Offered Rate.

TIIE    Interbank Equilibrium Interest Rate.

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

CLP  —  Chilean Peso

CNH  —  Chinese Yuan Renminbi Offshore

CZK  —  Czech Koruna

DKK  —  Danish Krone

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

ILS  —  Israeli Shekel

INR  —  Indian Rupee

JPY  —  Japanese Yen

KRW  —  South Korean Won

MXN  —  Mexican Peso

PLN  —  Polish Zloty

RUB  —  Russian Ruble

SEK  —  Swedish Krona

SGD  —  Singapore Dollar

THB  —  Thai Baht

TRY  —  Turkish Lira

TWD  —  Taiwan Dollar

USD  —  United States Dollar

ZAR  —  South African Rand

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Short-Term Investments	51.1%
Common Stocks	29.9
Sovereign	17.7
Other**	1.3
Total Investments	100.0	%***

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with an underlying face amount of approximately $63,765,000 with net unrealized depreciation of approximately $445,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $133,000 and does not include open swap agreements with net unrealized appreciation of approximately $99,000.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Multi-Asset Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $37,790)	$42,219
Investment in Security of Affiliated Issuer, at Value (Cost $28,990)	28,990
Total Investments in Securities, at Value (Cost $66,780)	71,209
Foreign Currency, at Value (Cost $189)	190
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	3,414
Receivable for Variation Margin on Futures Contracts	1,676
Interest Receivable	800
Dividends Receivable	5
Unrealized Appreciation on Swap Agreements	135
Tax Reclaim Receivable	85
Receivable from Affiliate	22
Receivable for Investments Sold	19
Receivable for Variation Margin on Swap Agreements	13
Other Assets	38
Total Assets	77,606
Liabilities:
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	3,281
Unrealized Depreciation on Swap Agreements	605
Payable for Investments Purchased	597
Due to Broker	285
Bank Overdraft	149
Payable for Advisory Fees	123
Payable for Custodian Fees	81
Payable for Professional Fees	66
Payable for Fund Shares Redeemed	34
Payable for Sub Transfer Agency Fees — Class I	12
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	2
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	5
Payable for Transfer Agency Fees — Class A	2
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	5
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	2
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	31
Total Liabilities	5,282
Net Assets	$72,324
Net Assets Consist Of:
Paid-in-Capital	$156,271
Accumulated Net Investment Loss	(97)
Accumulated Net Realized Loss	(88,072)
Unrealized Appreciation (Depreciation) on:
Investments	4,429
Futures Contracts	(445)
Swap Agreements	99
Foreign Currency Forward Exchange Contracts	133
Foreign Currency Translations	6
Net Assets	$72,324

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Multi-Asset Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	December 31, 2017 (000)
CLASS I:
Net Assets	$65,156
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	6,754,717
Net Asset Value, Offering and Redemption Price Per Share	$9.65
CLASS A:
Net Assets	$3,791
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	397,239
Net Asset Value, Redemption Price Per Share	$9.54
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.53
Maximum Offering Price Per Share	$10.07
CLASS L:
Net Assets	$3,242
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	343,634
Net Asset Value, Offering and Redemption Price Per Share	$9.44
CLASS C:
Net Assets	$126
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	13,532
Net Asset Value, Offering and Redemption Price Per Share	$9.28
CLASS IS:
Net Assets	$9
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	902
Net Asset Value, Offering and Redemption Price Per Share	$9.65

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Multi-Asset Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$1,577
Dividends from Securities of Unaffiliated Issuers (Net of $98 of Foreign Taxes Withheld)	857
Dividends from Security of Affiliated Issuer (Note G)	281
Total Investment Income	2,715
Expenses:
Advisory Fees (Note B)	794
Professional Fees	159
Custodian Fees (Note F)	105
Administration Fees (Note C)	74
Registration Fees	67
Shareholder Services Fees — Class A (Note D)	20
Distribution and Shareholder Services Fees — Class L (Note D)	35
Distribution and Shareholder Services Fees — Class C (Note D)	2
Sub Transfer Agency Fees — Class I	32
Sub Transfer Agency Fees — Class A	3
Sub Transfer Agency Fees — Class L	3
Sub Transfer Agency Fees — Class C	— @
Transfer Agency Fees — Class I (Note E)	21
Transfer Agency Fees — Class A (Note E)	8
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Shareholder Reporting Fees	22
Pricing Fees	19
Directors' Fees and Expenses	6
Organization Costs for Subsidiary	6
Other Expenses	27
Total Expenses	1,409
Waiver of Advisory Fees (Note B)	(290)
Rebate from Morgan Stanley Affiliate (Note G)	(64)
Reimbursement of Class Specific Expenses — Class I (Note B)	(29)
Reimbursement of Class Specific Expenses — Class A (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Net Expenses	1,022
Net Investment Income	1,693
Realized Gain (Loss):
Investments Sold (Net of $122 of Capital Gain Country Tax)	6,378
Foreign Currency Forward Exchange Contracts	179
Foreign Currency Transactions	(23)
Futures Contracts	(4,864)
Swap Agreements	(6,986)
Net Realized Loss	(5,316)
Change in Unrealized Appreciation (Depreciation):
Investments	3,134
Foreign Currency Forward Exchange Contracts	(1,811)
Foreign Currency Translations	18
Futures Contracts	(166)
Swap Agreements	1,834
Net Change in Unrealized Appreciation (Depreciation)	3,009
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(2,307)
Net Decrease in Net Assets Resulting from Operations	$(614)

@  Value is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Multi-Asset Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,693	$632
Net Realized Loss	(5,316)	(13,105)
Net Change in Unrealized Appreciation (Depreciation)	3,009	2,665
Net Decrease in Net Assets Resulting from Operations	(614)	(9,808)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(3,297)
Class A:
Net Investment Income	—	(226)
Class C:
Net Investment Income	—	(3)
Class IS:
Net Investment Income	—	(— @)
Total Distributions	—	(3,526)
Capital Share Transactions:(1)
Class I:
Subscribed	22,279	12,373
Distributions Reinvested	—	3,296
Redeemed	(66,426)	(174,882)
Class A:
Subscribed	597	2,631
Distributions Reinvested	—	186
Redeemed	(9,586)	(17,814)
Class L:
Exchanged	—	660
Redeemed	(3,027)	(8,164)
Class C:
Subscribed	55	119
Distributions Reinvested	—	3
Redeemed	(198)	(248)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(56,306)	(181,840)
Total Decrease in Net Assets	(56,920)	(195,174)
Net Assets:
Beginning of Period	129,244	324,418
End of Period (Including Accumulated Net Investment Loss and Distributions in Excess of Net Investment Income of $(97) and $(1,378), respectively)	$72,324	$129,244
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Multi-Asset Portfolio

Consolidated Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,289	1,241
Shares Issued on Distributions Reinvested	—	350
Shares Redeemed	(6,816)	(17,884)
Net Decrease in Class I Shares Outstanding	(4,527)	(16,293)
Class A:
Shares Subscribed	62	265
Shares Issued on Distributions Reinvested	—	20
Shares Redeemed	(999)	(1,838)
Net Decrease in Class A Shares Outstanding	(937)	(1,553)
Class L:
Shares Exchanged	—	67
Shares Redeemed	(319)	(857)
Net Decrease in Class L Shares Outstanding	(319)	(790)
Class C:
Shares Subscribed	6	13
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(21)	(26)
Net Decrease in Class C Shares Outstanding	(15)	(13)

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Consolidated Financial Highlights

Multi-Asset Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015(2)		2014(2)		2013(2)
Net Asset Value, Beginning of Period	$9.72		$10.17		$11.55		$11.68		$10.30
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.19		0.03		0.07		(0.02)		0.03
Net Realized and Unrealized Gain (Loss)	(0.26)		(0.31)		(1.29)		0.11		1.84
Total from Investment Operations	(0.07)		(0.28)		(1.22)		0.09		1.87
Distributions from and/or in Excess of:
Net Investment Income	—		(0.17)		(0.16)		(0.22)		—
Net Realized Gain	—		—		—		(0.00	)(4)	(0.49)
Total Distributions	—		(0.17)		(0.16)		(0.22)		(0.49)
Net Asset Value, End of Period	$9.65		$9.72		$10.17		$11.55		$11.68
Total Return(5)	(0.72)%		(2.75)%		(10.60)%		0.77%		18.24%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$65,156		$109,692		$280,423		$495,419		$107,463
Ratio of Expenses to Average Net Assets(7)	1.03	%(6)	1.04	%(6)	1.05	%(6)	1.01	%(6)	1.03	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets(7)	1.91	%(6)	0.35	%(6)	0.60	%(6)	(0.14	)%(6)	0.25	%(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.07%		0.06%		0.04%		0.09%		0.07%
Portfolio Turnover Rate	386%		353%		355%		264%		223%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.44%		1.25%		1.14%		1.21%		1.97%
Net Investment Income (Loss) to Average Net Assets	1.50%		0.14%		0.51%		(0.34)%		(0.69)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Consolidated Financial Highlights

Multi-Asset Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015(2)		2014(2)		2013(2)
Net Asset Value, Beginning of Period	$9.68		$10.09		$11.50		$11.63		$10.29
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.14		(0.00	)(4)	0.03		(0.05)		0.01
Net Realized and Unrealized Gain (Loss)	(0.28)		(0.31)		(1.28)		0.11		1.82
Total from Investment Operations	(0.14)		(0.31)		(1.25)		0.06		1.83
Distributions from and/or in Excess of:
Net Investment Income	—		(0.10)		(0.16)		(0.19)		—
Net Realized Gain	—		—		—		(0.00	)(4)	(0.49)
Total Distributions	—		(0.10)		(0.16)		(0.19)		(0.49)
Net Asset Value, End of Period	$9.54		$9.68		$10.09		$11.50		$11.63
Total Return(5)	(1.24)%		(2.94)%		(11.00)%		0.55%		17.86%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,791		$12,914		$29,123		$54,771		$13,437
Ratio of Expenses to Average Net Assets(8)	1.38	%(6)	1.39	%(6)	1.37	%(6)	1.30	%(6)	1.30	%(6)(7)
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	1.46	%(6)	(0.01	)%(6)	0.27	%(6)	(0.43	)%(6)	0.07	%(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.07%		0.06%		0.04%		0.09%		0.07%
Portfolio Turnover Rate	386%		353%		355%		264%		223%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.76%		1.59%		1.47%		1.46%		2.24%
Net Investment Income (Loss) to Average Net Assets	1.08%		(0.21)%		0.17%		(0.59)%		(0.87)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.45% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.35% for Class A shares.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Consolidated Financial Highlights

Multi-Asset Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015(2)		2014(2)		2013(2)
Net Asset Value, Beginning of Period	$9.60		$9.94		$11.39		$11.53		$10.26
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.10		(0.04)		(0.02)		(0.10)		(0.05)
Net Realized and Unrealized Gain (Loss)	(0.26)		(0.30)		(1.27)		0.10		1.81
Total from Investment Operations	(0.16)		(0.34)		(1.29)		(0.00	)(4)	1.76
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.16)		(0.14)		—
Net Realized Gain	—		—		—		(0.00	)(4)	(0.49)
Total Distributions	—		—		(0.16)		(0.14)		(0.49)
Net Asset Value, End of Period	$9.44		$9.60		$9.94		$11.39		$11.53
Total Return(5)	(1.67)%		(3.42)%		(11.37)%		0.02%		17.23%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,242		$6,357		$14,443		$41,253		$9,513
Ratio of Expenses to Average Net Assets(8)	1.86	%(6)	1.85	%(6)	1.85	%(6)	1.77	%(6)	1.79	%(6)(7)
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	1.09	%(6)	(0.43	)%(6)	(0.18	)%(6)	(0.90	)%(6)	(0.46	)%(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.07%		0.06%		0.04%		0.09%		0.07%
Portfolio Turnover Rate	386%		353%		355%		264%		223%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.24%		2.02%		1.92%		1.93%		2.73%
Net Investment Income (Loss) to Average Net Assets	0.71%		(0.60)%		(0.25)%		(1.06)%		(1.40)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.95% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.85% for Class L shares.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Consolidated Financial Highlights

Multi-Asset Portfolio

	Class C
	Year Ended December 31,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		December 31, 2015(3)
Net Asset Value, Beginning of Period	$9.47		$9.93		$11.09
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(4)	0.07		(0.09)		(0.07)
Net Realized and Unrealized Loss	(0.26)		(0.28)		(0.93)
Total from Investment Operations	(0.19)		(0.37)		(1.00)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.09)		(0.16)
Net Asset Value, End of Period	$9.28		$9.47		$9.93
Total Return(5)	(1.90)%		(3.70)%		(9.07	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$126		$272		$420
Ratio of Expenses to Average Net Assets(9)	2.13	%(6)	2.14	%(6)	2.17	%(6)(8)
Ratio of Net Investment Income (Loss) to Average Net Assets(9)	0.70	%(6)	(0.95	)%(6)	(1.07	)%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.07%		0.06%		0.03	%(8)
Portfolio Turnover Rate	386%		353%		355%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.67%		2.88%		2.59	%(8)
Net Investment Loss to Average Net Assets	(0.84)%		(1.69)%		(1.49	)%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Operations.

(3)  Not consolidated.

(4)  Per share amount is based on average shares outstanding.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Consolidated Financial Highlights

Multi-Asset Portfolio

	Class IS
	Year Ended December 31,				Period from May 29, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		December 31, 2015(3)
Net Asset Value, Beginning of Period	$9.72		$10.17		$11.09
Income (Loss) from Investment Operations:
Net Investment Income(4)	0.25		0.13		0.01
Net Realized and Unrealized Loss	(0.32)		(0.41)		(0.77)
Total from Investment Operations	(0.07)		(0.28)		(0.76)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.17)		(0.16)
Net Asset Value, End of Period	$9.65		$9.72		$10.17
Total Return(5)	(0.82)%		(2.65)%		(6.89	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9		$9		$9
Ratio of Expenses to Average Net Assets(9)	1.01	%(6)	1.01	%(6)	1.04	%(6)(8)
Ratio of Net Investment Income to Average Net Assets(9)	2.53	%(6)	1.36	%(6)	0.23	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.06%		0.06%		0.03	%(8)
Portfolio Turnover Rate	386%		353%		355%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	22.88%		22.77%		17.31	%(8)
Net Investment Loss to Average Net Assets	(19.34)%		(20.40)%		(16.04	)%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Not consolidated.

(4)  Per share amount is based on average shares outstanding.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying consolidated financial statements relate to the Multi- Asset Portfolio. The Fund seeks total return. The Fund's ("Adviser"), Morgan Stanley Investment Management Inc., seeks to achieve this objective with an emphasis on positive absolute return and controlling downside portfolio risk.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April, 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

Effective October 3, 2016, the Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Multi-Asset Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation. As of December 31, 2017, the Subsidiary represented approximately $16,793,000 or approximately 23.22% of the total assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Consolidated Financial Statements (cont'd)

Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) OTC swaps may be valued by an outside pricing service approved by the Directors or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (6) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (8) and investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Consolidated Financial Statements (cont'd)

liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$—	$862		$—	$862
Banks	—	4,763		—	4,763
Building Products	—	466		—	466
Capital Markets	—	643		—	643
Chemicals	—	8		—	8
Commercial Services & Supplies	—	162		—	162
Construction & Engineering	—	1,924		—	1,924
Construction Materials	—	172		—	172
Consumer Finance	7,095	—		—	7,095
Diversified Financial Services	—	204		—	204
Diversified Telecommunication Services	—	—	@	—	—	@
Electric Utilities	—	4		—	4
Equity Real Estate Investment Trusts (REITs)	—	—	@	—	—	@
Food & Staples Retailing	—	51		—	51
Hotels, Restaurants & Leisure	—	587		—	587
Information Technology Services	—	1,199		—	1,199
Metals & Mining	—	60		—	60
Oil, Gas & Consumable Fuels	—	321		—	321
Professional Services	—	1,255		—	1,255
Road & Rail	—	327		—	327
Semiconductors & Semiconductor Equipment	—	—		1	1
Trading Companies & Distributors	—	178		—	178
Transportation Infrastructure	—	970		—	970
Wireless Telecommunication Services	20	3		—	23
Total Common Stocks	7,115	14,159		1	21,275
Investment Company	452	—		—	452
Fixed Income Securities
Sovereign	—	12,630		—	12,630
U.S. Treasury Security	—	461		—	461
Total Fixed Income Securities	—	13,091		—	13,091
Short-Term Investments
Investment Company	28,990	—		—	28,990
U.S. Treasury Securities	—	7,401		—	7,401
Total Short-Term Investments	28,990	7,401		—	36,391

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Consolidated Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Foreign Currency Forward Exchange Contract	$—	$3,414	$—	$3,414
Futures Contracts	199	—	—	199
Interest Rate Swap Agreements	—	841	—	841
Total Return Swap Agreements	—	135	—	135
Total Assets	36,756	39,041	1	75,798
Liabilities:
Foreign Currency Forward Exchange Contract	—	(3,281)	—	(3,281)
Futures Contracts	(644)	—	—	(644)
Interest Rate Swap Agreements	—	(272)	—	(272)
Total Return Swap Agreements	—	(605)	—	(605)
Total Liabilities	(644)	(4,158)	—	(4,802)
Total	$36,112	$34,883	$1	$70,996

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $11,811,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$2 †
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	(370)
Change in unrealized appreciation	369
Realized (losses)	—
Ending Balance	$1
Net change in unrealized (depreciation) from investments still held as of December 31, 2017	$(1)

†  Includes one security which is valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2017.

	Fair Value at December 31, 2017 (000)	Valuation Technique	Unobservable Input	Range		Selected Value	Impact to Valuation from an increase in input
Semiconductors & Semiconductor Equipment
Common Stock	$1	Tangible Net Asset Value Method	Tangible Net Asset Value Per Share	$0.004	$0.004	$0.004	Increase
			Discount for Recoverability of Certain Assets	75.0%	75.0%	75.0%	Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Consolidated Financial Statements (cont'd)

and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and

"foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Consolidated Financial Statements (cont'd)

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Consolidated Financial Statements (cont'd)

OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Consolidated Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Consolidated Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Consolidated Statement of Assets and Liabilities.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Consolidated Financial Statements (cont'd)

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$3,414
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	113	(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	86	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	135
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	841	(a)
Total			$4,589
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(3,281)
Futures Contract	Variation Margin on Futures Contract	Commodity Risk	(301	)(a)
Futures Contract	Variation Margin on Futures Contract	Currency Risk	(244	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(87	)(a)
Futures Contract	Variation Margin on Futures Contract	Interest Rate Risk	(12	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(605)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(272	)(a)
Total			$(4,802)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Consolidated Portfolio of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$179
Commodity Risk	Futures Contracts	(881)
Currency Risk	Futures Contracts	16
Equity Risk	Futures Contracts	(3,328)
Interest Rate Risk	Futures Contracts	(671)
Credit Risk	Swap Agreements	140
Equity Risk	Swap Agreements	(7,324)
Interest Rate Risk	Swap Agreements	198
Total		$(11,671)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(1,811)
Commodity Risk	Futures Contracts	(516)
Currency Risk	Futures Contracts	(244)
Equity Risk	Futures Contracts	504
Interest Rate Risk	Futures Contracts	90
Equity Risk	Swap Agreements	541
Credit Risk	Swap Agreements	(126)
Interest Rate Risk	Swap Agreements	1,419
Total		$(143)

At December 31, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$3,414	$(3,281)
Swap Agreements	135	(605)
Total	$3,549	$(3,886)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Consolidated Financial Statements (cont'd)

the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received(d) (000)	Net Amount (not less than $0) (000)
Bank of Montreal	$1		$(1)	$—	$0
Bank of New York Mellon	—	@	—	—	—	@
Barclays Bank PLC	56		(56)	—	0
BNP Paribas SA	108		(108)	—	0
Citibank NA	3,128		(2,607)	(285)	236
Commonwealth Bank of Australia	11		(11)	—	0
Credit Suisse International	—	@	(— @)	—	0
Goldman Sachs International	41		(41)	—	0
JPMorgan Chase Bank NA	202		(202)	—	0
State Street Bank and Trust Co.	2		(2)	—	0
Total	$3,549		$(3,028)	$(285)	$236

(d) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Consolidated Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged)(e) (000)	Net Amount (not less than $0) (000)
Bank of America NA	$7	$—	$—	$7
Bank of Montreal	5	(1)	—	4
Barclays Bank PLC	146	(56)	—	90
BNP Paribas SA	254	(108)	(146)	0
Citibank NA	2,607	(2,607)	—	0
Commonwealth Bank of Australia	59	(11)	—	48
Credit Suisse International	9	(— @)	—	9
Goldman Sachs International	354	(41)	—	313
JPMorgan Chase Bank NA	319	(202)	—	117
State Street Bank and Trust Co.	37	(2)	—	35
UBS AG	89	—	—	89
Total	$3,886	$(3,028)	$(146)	$712

(e) In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$199,598,000
Futures Contracts:
Average monthly original value	$138,072,000
Swap Agreements:
Average monthly notional amount	$34,433,000

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Consolidated Financial Statements (cont'd)

income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.85%	0.80%	0.75%

For the year ended December 31, 2017, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.48% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares, 1.45% for Class A shares, 1.95% for Class L shares, 2.20% for Class C shares and 1.07% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $290,000 of advisory fees were waived and approximately

$33,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Consolidated Financial Statements (cont'd)

distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $127,763,000 and $134,623,000, respectively. For the year ended December 31, 2017, purchases and sales of long-term U.S. Government securities were approximately $22,394,000 and $21,893,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $64,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$88,232	$152,743	$211,985	$281
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$28,990

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned or repatriated. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Consolidated Financial Statements (cont'd)

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$—	$3,526	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, tax adjustments on certain equity securities designated as issued by passive foreign investment companies, swap transactions, foreign capital gains tax and tax adjustments related to the Subsidiary, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Accumulated Net Investment Loss (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$(410)	$930	$(520)

At December 31, 2017, the Fund had no distributable earnings on a tax basis.

At December 31, 2017, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $84,170,000 and $3,767,000, respectively, that do not have an expiration date

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2017, the Fund deferred to January 1, 2018 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$476	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 89.6%.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Multi-Asset Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Multi-Asset Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of Multi-Asset Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIMAANN
2009529 EXP. 02.28.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Small Company Growth Portfolio

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	30
Federal Tax Notice	31
Privacy Notice	32
Director and Officer Information	35

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Small Company Growth Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Expense Example (unaudited)

Small Company Growth Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Small Company Growth Portfolio Class I	$1,000.00	$1,057.60	$1,020.16	$5.19	$5.09	1.00%
Small Company Growth Portfolio Class A	1,000.00	1,056.20	1,018.40	7.00	6.87	1.35
Small Company Growth Portfolio Class L	1,000.00	1,054.20	1,015.88	9.58	9.40	1.85
Small Company Growth Portfolio Class C	1,000.00	1,052.10	1,014.62	10.86	10.66	2.10
Small Company Growth Portfolio Class IS	1,000.00	1,058.30	1,020.52	4.82	4.74	0.93

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

Small Company Growth Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 21.87%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the Russell 2000® Growth Index (the "Index"), which returned 22.17%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Major U.S. stock indexes spent most of 2017 climbing toward, then exceeding, new record highs. Fueling their momentum was a combination of strong economic growth, robust corporate profits (aided, in part, by a weak dollar) and optimism for tax reform. While the Federal Reserve raised its benchmark interest rate three times in 2017, the moves were incremental and not considered a headwind to the economy's momentum. Notable uncertainties in domestic politics and geopolitics also failed to disrupt the market's advance. Overall, market volatility remained historically low, further bolstering investor confidence in stocks.

•  Within the small-cap growth universe, as represented by the Index, telecommunication services, health care and materials were the best-performing sectors for the year. The energy sector, with a negative return, was the weakest-performing sector in the Index. The consumer staples and real estate sectors, despite their double-digit returns, were also among the Index's bottom-performing sectors.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. In this reporting period, stock selection contributed positively to relative performance, while sector allocations detracted somewhat.

•  Stock selection was the most favorable in the consumer discretionary sector. Several internet retailers and a discount retail chain posted strong gains in the period, which offset weak performance in restaurant holdings.

•  Stock selection in the industrials sector was also advantageous, led by a best-practices research provider that rallied after it announced a merger agreement for its health care business and the sale of its education business.

•  The information technology sector was a modest contributor, due to the combined benefit of stock selection and an overweight allocation in the sector.

•  Stock selection in the health care sector was the largest detractor from relative results. A provider of analytics-driven claims and payment accuracy solutions to health plans and payors was the main detractor in the sector. Sentiment on the shares was adversely impacted in the fourth quarter of 2017 by news of greater consolidation in the health care industry, including the announced merger of a pharmacy chain and a health insurance provider, which has the potential to slow the sales cycles for payment processing companies.

•  Stock selection in financials was detrimental but partially offset by a beneficial underweight to the sector. The Fund held an exchange-traded funds (ETF) provider whose stock declined earlier in 2017 on outflows from international ETFs, higher expenses and concerns about fee pressure.

•  Lack of exposure to the telecommunication services sector mildly dampened relative performance, as the sector was the Index's top-performing group.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

Small Company Growth Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the Russell 2000® Growth Index(1) and the Lipper Small-Cap Growth Funds Index(2)

	Period Ended December 31, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	21.87%	9.98%	6.48%	10.54%
Fund — Class A Shares w/o sales charges(5)	21.57	9.65	6.18	9.48
Fund — Class A Shares with maximum 5.25% sales charges(5)	15.19	8.47	5.60	9.21
Fund — Class L Shares w/o sales charges(6)	20.95	9.09	—	9.36
Fund — Class C Shares w/o sales charges(8)	—	—	—	4.36
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	—	—	—	3.70
Fund — Class IS Shares w/o sales charges(7)	22.08	—	—	3.51
Russell 2000® Growth Index	22.17	15.21	9.19	8.20
Lipper Small-Cap Growth Funds Index	24.77	13.92	7.84	9.51

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Small-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on November 1, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on November 11, 2011.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on May 31, 2017.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments

Small Company Growth Portfolio

	Shares	Value (000)
Common Stocks (99.2%)
Biotechnology (2.7%)
Agios Pharmaceuticals, Inc. (a)	15,047	$860
Alnylam Pharmaceuticals, Inc. (a)	12,540	1,593
Bellicum Pharmaceuticals, Inc. (a)(b)	59,243	498
Editas Medicine, Inc. (a)(b)	72,388	2,225
Intellia Therapeutics, Inc. (a)	60,628	1,165
Intrexon Corp. (a)(b)	38,998	449
Juno Therapeutics, Inc. (a)	34,463	1,576
		8,366
Construction Materials (3.3%)
Eagle Materials, Inc.	30,629	3,470
Summit Materials, Inc., Class A (a)	111,031	3,491
US Concrete, Inc. (a)	41,687	3,487
		10,448
Consumer Finance (0.6%)
LendingClub Corp. (a)	487,495	2,013
Health Care Equipment & Supplies (2.7%)
Penumbra, Inc. (a)	88,833	8,359
Health Care Providers & Services (6.2%)
HealthEquity, Inc. (a)	413,178	19,279
Health Care Technology (16.0%)
athenahealth, Inc. (a)	117,890	15,684
Castlight Health, Inc., Class B (a)	722,319	2,708
Cotiviti Holdings, Inc. (a)	494,714	15,935
Veeva Systems, Inc., Class A (a)	284,115	15,706
		50,033
Hotels, Restaurants & Leisure (12.3%)
Habit Restaurants, Inc. (The) (a)(b)	839,486	8,017
Potbelly Corp. (a)	660,583	8,125
Shake Shack, Inc., Class A (a)(b)	323,902	13,993
Zoe's Kitchen, Inc. (a)	489,974	8,192
		38,327
Insurance (0.9%)
Trupanion, Inc. (a)	100,026	2,928
Internet & Direct Marketing Retail (10.5%)
MakeMyTrip Ltd. (a)	170,606	5,093
Netshoes Cayman Ltd. (a)(b)	395,939	3,128
Overstock.com, Inc. (a)(b)	317,917	20,315
Wayfair, Inc., Class A (a)	52,199	4,190
		32,726
Internet Software & Services (17.0%)
Benefitfocus, Inc. (a)(b)	101,696	2,746
Coupa Software, Inc. (a)	505,579	15,784
Criteo SA ADR (France) (a)	85,287	2,220
Etsy, Inc. (a)	153,136	3,132
GrubHub, Inc. (a)	45,885	3,295
MuleSoft, Inc., Class A (a)	150,134	3,492
New Relic, Inc. (a)	57,431	3,318
	Shares	Value (000)
Okta, Inc. (a)	131,687	$3,372
Shutterstock, Inc. (a)	370,164	15,928
		53,287
Machinery (5.4%)
Welbilt, Inc. (a)	720,731	16,944
Multi-Line Retail (1.6%)
Dillard's, Inc., Class A (b)	85,099	5,110
Personal Products (1.1%)
elf Beauty, Inc. (a)(b)	155,699	3,474
Professional Services (5.3%)
WageWorks, Inc. (a)	266,712	16,536
Software (9.5%)
Ellie Mae, Inc. (a)	171,483	15,331
Guidewire Software, Inc. (a)	62,507	4,642
HubSpot, Inc. (a)	35,726	3,158
Xero Ltd. (New Zealand) (a)	138,995	3,100
Zendesk, Inc. (a)	99,363	3,362
		29,593
Specialty Retail (3.4%)
Five Below, Inc. (a)	161,238	10,693
Thrifts & Mortgage Finance (0.7%)
LendingTree, Inc. (a)	6,813	2,319
Total Common Stocks (Cost $271,285)		310,435
Preferred Stocks (5.7%)
Health Care Technology (1.8%)
Grand Rounds, Inc. Series B (a)(c)(d)(e) (acquisition cost — $3,362; acquired 7/3/14)	3,269,139	5,787
Internet Software & Services (1.0%)
Doximity, Inc. Series C (a)(c)(d)(e) (acquisition cost — $3,834; acquired 4/10/14)	795,247	3,014
Software (2.9%)
DOMO, Inc. (a)(c)(d)(e) (acquisition cost — $10,559; acquired 1/31/14 — 2/7/14)	2,554,715	6,668
Lookout, Inc. Series F (a)(c)(d)(e) (acquisition cost — $13,476; acquired 6/17/14)	1,179,743	2,359
		9,027
Total Preferred Stocks (Cost $31,231)		17,828
Short-Term Investments (16.0%)
Securities held as Collateral on Loaned Securities (14.3%)
Investment Company (10.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	32,880,967	32,881

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (3.8%)
Barclays Capital, Inc., (1.37%, dated 12/29/17, due 1/2/18; proceeds $7,567; fully collateralized by a U.S. Government obligation; 1.75% due 5/15/23; valued at $7,718)	$7,567	$7,567
HSBC Securities USA, Inc., (1.30%, dated 12/29/17, due 1/2/18; proceeds $585; fully collateralized by a U.S. Government obligation; 3.00% due 2/15/47; valued at $597)	585	585
Merrill Lynch & Co., Inc., (1.42%, dated 12/29/17, due 1/2/18; proceeds $3,876; fully collateralized by a U.S. Government obligation; 2.00% due 12/31/21; valued at $3,953)	3,876	3,876
		12,028
Total Securities held as Collateral on Loaned Securities (Cost $44,909)		44,909
	Shares
Investment Company (1.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $5,172)	5,171,845	5,172
Total Short-Term Investments (Cost $50,081)		50,081
Total Investments Excluding Purchased Options (120.9%) (Cost $352,597)		378,344
Total Purchased Options Outstanding (0.0%) (Cost $832)		123
Total Investments (120.9%) (Cost $353,429) Including $43,641 of Securities Loaned (f)(g)		378,467
Liabilities in Excess of Other Assets (–20.9%)		(65,516)
Net Assets (100.0%)		$312,951

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2017.

(c)  At December 31, 2017, the Fund held fair valued securities valued at approximately $17,828,000, representing 5.7% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(d)  Security has been deemed illiquid at December 31, 2017.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2017, amounts to approximately $17,828,000 and represents 5.7% of net assets.

(f)  The approximate fair value and percentage of net assets, $3,100,000 and 1.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(g)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $370,617,000. The aggregate gross unrealized appreciation is approximately $36,850,000 and the aggregate gross unrealized depreciation is approximately $29,000,000, resulting in net unrealized appreciation of approximately $7,850,000.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2017:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
Royal Bank of Scotland	USD/CNH	CNH	7.52	Nov-18	98,365,333	98,365	$96	$407	$(311)
Royal Bank of Scotland	USD/CNH	CNH	7.55	Aug-18	80,114,099	80,114	27	425	(398)
							$123	$832	$(709)

CNH  Chinese Yuan Renminbi Offshore

USD    United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	17.6%
Internet Software & Services	16.9
Health Care Technology	16.7
Software	11.6
Hotels, Restaurants & Leisure	11.5
Internet & Direct Marketing Retail	9.8
Health Care Providers & Services	5.8
Machinery	5.1
Professional Services	5.0
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2017.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Small Company Growth Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $315,376)	$340,414
Investment in Security of Affiliated Issuer, at Value (Cost $38,053)	38,053
Total Investments in Securities, at Value (Cost $353,429)	378,467
Foreign Currency, at Value (Cost —@)	—	@
Receivable from Securities Lending Income	333
Receivable for Fund Shares Sold	211
Dividends Receivable	12
Receivable from Affiliate	9
Other Assets	92
Total Assets	379,124
Liabilities:
Collateral on Securities Loaned, at Value	44,909
Payable for Fund Shares Redeemed	20,095
Payable for Advisory Fees	699
Due to Broker	170
Payable for Sub Transfer Agency Fees — Class I	66
Payable for Sub Transfer Agency Fees — Class A	30
Payable for Sub Transfer Agency Fees — Class L	2
Payable for Professional Fees	60
Payable for Administration Fees	24
Payable for Custodian Fees	19
Payable for Directors' Fees and Expenses	16
Payable for Transfer Agency Fees — Class I	5
Payable for Transfer Agency Fees — Class A	4
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	1
Payable for Shareholder Services Fees — Class A	9
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	62
Total Liabilities	66,173
Net Assets	$312,951
Net Assets Consist Of:
Paid-in-Capital	$305,178
Accumulated Net Investment Loss	(77)
Distribution in Excess of Net Realized Gain	(17,188)
Unrealized Appreciation (Depreciation) on:
Investments	25,038
Foreign Currency Translations	(—	@)
Net Assets	$312,951

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Small Company Growth Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2017 (000)
CLASS I:
Net Assets	$141,954
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	13,021,358
Net Asset Value, Offering and Redemption Price Per Share	$10.90
CLASS A:
Net Assets	$40,531
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,508,986
Net Asset Value, Redemption Price Per Share	$8.99
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.50
Maximum Offering Price Per Share	$9.49
CLASS L:
Net Assets	$1,310
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	154,968
Net Asset Value, Offering and Redemption Price Per Share	$8.46
CLASS C:
Net Assets	$30
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,355
Net Asset Value, Offering and Redemption Price Per Share	$8.93
CLASS IS:
Net Assets	$129,126
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	11,784,191
Net Asset Value, Offering and Redemption Price Per Share	$10.96
(1) Including: Securities on Loan, at Value:	$43,641

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Small Company Growth Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Income from Securities Loaned — Net	$1,204
Dividends from Security of Affiliated Issuer (Note G)	111
Dividends from Securities of Unaffiliated Issuers	(104	)@@
Interest from Securities of Unaffiliated Issuers	(148	)@@@
Total Investment Income	1,063
Expenses:
Advisory Fees (Note B)	4,558
Administration Fees (Note C)	396
Sub Transfer Agency Fees — Class I	227
Sub Transfer Agency Fees — Class A	87
Sub Transfer Agency Fees — Class L	4
Professional Fees	163
Shareholder Services Fees — Class A (Note D)	143
Distribution and Shareholder Services Fees — Class L (Note D)	12
Distribution and Shareholder Services Fees — Class C (Note D)	—	@
Registration Fees	80
Custodian Fees (Note F)	42
Shareholder Reporting Fees	39
Transfer Agency Fees — Class I (Note E)	16
Transfer Agency Fees — Class A (Note E)	13
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	4
Directors' Fees and Expenses	18
Pricing Fees	4
Other Expenses	92
Expenses Before Non Operating Expenses	5,902
Bank Overdraft Expense	19
Total Expenses	5,921
Waiver of Advisory Fees (Note B)	(784)
Reimbursement of Class Specific Expenses — Class I (Note B)	(81)
Reimbursement of Class Specific Expenses — Class A (Note B)	(3)
Reimbursement of Class Specific Expenses — Class L (Note B)	(4)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(4)
Rebate from Morgan Stanley Affiliate (Note G)	(30)
Net Expenses	5,014
Net Investment Loss	(3,951)
Realized Gain (Loss):
Investments Sold	171,686
Foreign Currency Transactions	(15)
Net Realized Gain	171,671
Change in Unrealized Appreciation (Depreciation):
Investments	(62,911)
Foreign Currency Translations	—	@
Net Change in Unrealized Appreciation (Depreciation)	(62,911)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	108,760
Net Increase in Net Assets Resulting from Operations	$104,809

@  Amount is less than $500.

@@  Relates to revised projected escrow receivable.

@@@  Relates to reversal of previously accrued income for written off security.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Small Company Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(3,951)	$26
Net Realized Gain	171,671	52,262
Net Change in Unrealized Appreciation (Depreciation)	(62,911)	(85,970)
Net Increase (Decrease) in Net Assets Resulting from Operations	104,809	(33,682)
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	(66,031)	(13,037)
Class A:
Net Realized Gain	(18,203)	(3,815)
Class L:
Net Realized Gain	(589)	(61)
Class C:
Net Realized Gain	(4)	—
Class IS:
Net Realized Gain	(51,397)	(12,878)
Total Distributions	(136,224)	(29,791)
Capital Share Transactions:(1)
Class I:
Subscribed	47,817	66,765
Distributions Reinvested	65,879	11,844
Redeemed	(259,329)	(467,089)
Class A:
Subscribed	5,601	9,837
Distributions Reinvested	18,092	3,802
Redeemed	(64,607)	(57,910)
Class L:
Distributions Reinvested	586	61
Redeemed	(504)	(323)
Class C:
Subscribed	33 *	—
Class IS:
Subscribed	60,649	47,147
Distributions Reinvested	50,949	12,801
Redeemed	(337,736)	(323,566)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(412,570)	(696,631)
Redemption Fees	17	8
Total Decrease in Net Assets	(443,968)	(760,096)
Net Assets:
Beginning of Period	756,919	1,517,015
End of Period (Including Accumulated Net Investment Loss of $(77) and $(573))	$312,951	$756,919
The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Small Company Growth Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	3,416	5,147
Shares Issued on Distributions Reinvested	5,619	889
Shares Redeemed	(19,091)	(35,214)
Net Decrease in Class I Shares Outstanding	(10,056)	(29,178)
Class A:
Shares Subscribed	454	856
Shares Issued on Distributions Reinvested	1,855	322
Shares Redeemed	(5,295)	(4,837)
Net Decrease in Class A Shares Outstanding	(2,986)	(3,659)
Class L:
Shares Issued on Distributions Reinvested	64	5
Shares Redeemed	(43)	(28)
Net Increase (Decrease) in Class L Shares Outstanding	21	(23)
Class C:
Shares Subscribed	3 *	—
Class IS:
Shares Subscribed	4,289	3,684
Shares Issued on Distributions Reinvested	4,361	958
Shares Redeemed	(24,070)	(25,375)
Net Decrease in Class IS Shares Outstanding	(15,420)	(20,733)

*  For the period May 31, 2017 through December 31, 2017.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Small Company Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$13.26		$13.75		$16.50		$20.55		$14.16
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.11)		0.00	(3)	(0.05)		(0.06)		(0.09)
Net Realized and Unrealized Gain (Loss)	2.91		(0.05)		(1.51)		(2.04)		8.77
Total from Investment Operations	2.80		(0.05)		(1.56)		(2.10)		8.68
Distributions from and/or in Excess of:
Net Realized Gain	(5.16)		(0.44)		(1.19)		(1.95)		(2.29)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$10.90		$13.26		$13.75		$16.50		$20.55
Total Return(4)	21.87%		(0.35)%		(9.58)%		(9.68)%		62.26%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$141,954		$305,945		$718,386		$1,156,812		$2,017,558
Ratio of Expenses to Average Net Assets(8)	0.99	%(5)	1.02	%(5)(6)	1.05	%(5)	1.05	%(5)	1.04	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.99	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	(0.77	)%(5)	0.02	%(5)	(0.29	)%(5)	(0.34	)%(5)	(0.49	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01%
Portfolio Turnover Rate	97%		51%		42%		53%		43%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.20%		1.17%		1.11%		1.13%		1.08%
Net Investment Loss to Average Net Assets	(0.98)%		(0.13)%		(0.35)%		(0.42)%		(0.53)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2016, the maximum ratio was 1.05% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Small Company Growth Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$11.72		$12.25		$14.89		$18.83		$13.13
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.14)		(0.04)		(0.09)		(0.11)		(0.13)
Net Realized and Unrealized Gain (Loss)	2.57		(0.05)		(1.36)		(1.88)		8.12
Total from Investment Operations	2.43		(0.09)		(1.45)		(1.99)		7.99
Distributions from and/or in Excess of:
Net Realized Gain	(5.16)		(0.44)		(1.19)		(1.95)		(2.29)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$8.99		$11.72		$12.25		$14.89		$18.83
Total Return(4)	21.57%		(0.73)%		(9.88)%		(9.98)%		61.88%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$40,531		$87,864		$136,621		$186,307		$282,632
Ratio of Expenses to Average Net Assets(9)	1.34	%(5)	1.37	%(5)(7)	1.37	%(5)	1.38	%(5)	1.31	%(5)(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.34	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Loss to Average Net Assets(9)	(1.12	)%(5)	(0.35	)%(5)	(0.61	)%(5)	(0.67	)%(5)	(0.75	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%
Portfolio Turnover Rate	97%		51%		42%		53%		43%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.51%		1.45%		1.38%		N/A		1.35%
Net Investment Loss to Average Net Assets	(1.29)%		(0.43)%		(0.62)%		N/A		(0.79)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

(7)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to July 1, 2016, the maximum ratio was 1.40% for Class A shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Small Company Growth Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$11.34		$11.92		$14.60		$18.60		$13.06
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.19)		(0.10)		(0.16)		(0.19)		(0.21)
Net Realized and Unrealized Gain (Loss)	2.47		(0.04)		(1.33)		(1.86)		8.04
Total from Investment Operations	2.28		(0.14)		(1.49)		(2.05)		7.83
Distributions from and/or in Excess of:
Net Realized Gain	(5.16)		(0.44)		(1.19)		(1.95)		(2.29)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$8.46		$11.34		$11.92		$14.60		$18.60
Total Return(4)	20.95%		(1.17)%		(10.36)%		(10.43)%		60.97%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,310		$1,524		$1,874		$2,370		$2,632
Ratio of Expenses to Average Net Assets(9)	1.84	%(5)	1.87	%(5)(7)	1.90	%(5)	1.90	%(5)	1.83	%(5)(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.84	%(5)	N/A		N/A		N/A		N/A
Ratio of Net Investment Loss to Average Net Assets(9)	(1.61	)%(5)	(0.88	)%(5)	(1.33	)%(5)	(1.16	)%(5)	(1.27	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%
Portfolio Turnover Rate	97%		51%		42%		53%		43%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.27%		2.21%		2.10%		2.02%		1.92%
Net Investment Loss to Average Net Assets	(2.04)%		(1.22)%		(1.34)%		(1.28)%		(1.36)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.80% for Class L shares.

(7)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to July 1, 2016, the maximum ratio was 1.90% for Class L shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Small Company Growth Portfolio

	Class C
Selected Per Share Data and Ratios	Period from May 31, 2017(1) to December 31, 2017
Net Asset Value, Beginning of Period	$13.59
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.13)
Net Realized and Unrealized Gain	0.63
Total from Investment Operations	0.50
Distributions from and/or in Excess of:
Net Realized Gain	(5.16)
Redemption Fees	0.00	(3)
Net Asset Value, End of Period	$8.93
Total Return(4)	4.36	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$30
Ratio of Expenses to Average Net Assets(9)	2.10	%(5)(8)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.10	%(5)(8)
Ratio of Net Investment Loss to Average Net Assets(9)	(1.82	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)(8)
Portfolio Turnover Rate	97%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	21.29	%(8)
Net Investment Loss to Average Net Assets	(21.01	)%(8)

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

Small Company Growth Portfolio

	Class IS
	Year Ended December 31,								Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$13.29		$13.77		$16.51		$20.55		$19.51
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	(0.10)		0.01		(0.03)		(0.03)		(0.02)
Net Realized and Unrealized Gain (Loss)	2.93		(0.05)		(1.52)		(2.06)		3.15
Total from Investment Operations	2.83		(0.04)		(1.55)		(2.09)		3.13
Distributions from and/or in Excess of:
Net Realized Gain	(5.16)		(0.44)		(1.19)		(1.95)		(2.09)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$10.96		$13.29		$13.77		$16.51		$20.55
Total Return(5)	22.08%		(0.28)%		(9.52)%		(9.63)%		16.50	%(10)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$129,126		$361,586		$660,134		$671,885		$125,351
Ratio of Expenses to Average Net Assets(12)	0.92	%(6)	0.95	%(6)(8)	0.98	%(6)	0.97	%(6)	0.97	%(6)(7)(11)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.92	%(6)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(12)	(0.71	)%(6)	0.08	%(6)	(0.21	)%(6)	(0.17	)%(6)	(0.30	)%(6)(11)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(9)	0.00	%(9)	0.00	%(9)	0.01	%(11)
Portfolio Turnover Rate	97%		51%		42%		53%		43%
(12) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.09%		1.03%		0.99%		0.98%		0.99	%(11)
Net Investment Loss to Average Net Assets	(0.88)%		(0.00)%		(0.22)%		(0.18)%		(0.32	)%(11)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.98% for Class IS shares.

(8)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.93% for Class IS shares. Prior to July 1, 2016, the maximum ratio was 0.98% for Class IS shares.

(9)  Amount is less than 0.005%.

(10)  Not annualized.

(11)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Small Company Growth Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On May 31, 2017, the Fund recommenced offering Class I, Class A and Class IS shares and commenced offering Class C shares. The Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valua-

tion approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Biotechnology	$8,366	$—	$—	$8,366
Construction Materials	10,448	—	—	10,448
Consumer Finance	2,013	—	—	2,013
Health Care Equipment & Supplies	8,359	—	—	8,359
Health Care Providers & Services	19,279	—	—	19,279
Health Care Technology	50,033	—	—	50,033
Hotels, Restaurants & Leisure	38,327	—	—	38,327
Insurance	2,928	—	—	2,928
Internet & Direct Marketing Retail	32,726	—	—	32,726
Internet Software & Services	53,287	—	—	53,287
Machinery	16,944	—	—	16,944
Multi-Line Retail	5,110	—	—	5,110
Personal Products	3,474	—	—	3,474
Professional Services	16,536	—	—	16,536
Software	26,493	3,100	—	29,593
Specialty Retail	10,693	—	—	10,693
Thrifts & Mortgage Finance	2,319	—	—	2,319
Total Common Stocks	307,335	3,100	—	310,435
Preferred Stocks
Health Care Technology	—	—	5,787	5,787
Internet Software & Services	—	—	3,014	3,014
Software	—	—	9,027	9,027
Total Preferred Stocks	—	—	17,828	17,828
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Call Options Purchased	$—	$123	$—	$123
Short-Term Investments
Investment Company	38,053	—	—	38,053
Repurchase Agreements	—	12,028	—	12,028
Total Short-Term Investments	38,053	12,028	—	50,081
Total Assets	$345,388	$15,251	$17,828	$378,467

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $3,100,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)		Preferred Stocks (000)	Promissory Notes (000)
Beginning Balance	$—	†	$62,200	$— †
Purchases	—		—	—
Sales	—	†	(40,595)	—
Amortization of discount	—		—	(1)
Transfers in	—		—	—
Transfers out	—		—	—
Corporate actions	—		(12,317)	(2,337)
Change in unrealized appreciation (depreciation)	—		(4,114)	2,338
Realized gains (losses)	—		12,654	—
Ending Balance	$—		$17,828	$—
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2017	$—		$(2,990)	$—

†  Includes one or more securities which are valued at zero.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2017. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2017 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an increase in input
Health Care Technology
Preferred Stock	$5,787	Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		18.0%		17.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	5.3	x	20.0	x	7.5	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Internet Software & Services
Preferred Stock	$3,014	Discounted Cash Flow	Weighted Average Cost of Capital	19.0%		21.0%		20.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	3.4	x	9.1	x	4.5	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Software
Preferred Stocks	$6,668	Discounted Cash Flow	Weighted Average Cost of Capital	16.5%		18.5%		17.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.7	x	8.8	x	6.2	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
	$2,359	Discounted Cash Flow	Weighted Average Cost of Capital	17.5%		19.5%		18.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.6	x	7.7	x	5.3	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$123	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(738	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(669	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

At December 31, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Options Purchased	$123	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$123	(a)	$—	$(123)	$0

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	128,580,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$43,641	(f)	$—	$(43,641	)(g)(h)	$0

(f) Represents market value of loaned securities at year end.

(g) The Fund received cash collateral of approximately $44,909,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $793,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(h) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860 "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$44,909	$—	$—	$—	$44,909
Total Borrowings	$44,909	$—	$—	$—	$44,909
Gross amount of recognized liabilities for securities lending transactions					$44,909

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Redemption Fees: The Fund will assess a 2% redemption fee, on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

9.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

11.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $500 million	Next $500 million	Over $2 billion
0.92%	0.85%	0.80%	0.75%

For the year ended December 31, 2017, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.76% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.93% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $784,000 of advisory fees were waived and approximately $93,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $452,409,000 and $940,004,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $30,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$89,258	$487,019	$538,224	$111
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$38,053

During the year ended December 31, 2017, the Fund incurred approximately $20,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund engaged in cross-trade sales of approximately $1,957,000 which resulted in net realized gains of approximately $1,011,000.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$27,098	$109,126	$—	$29,791

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, a net operating loss, basis adjustments on partnerships, a nondeductible expense and equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Accumulated Net Investment Loss (000)	Distributions in Excess of Net Realized Gain (000)	Paid-in- Capital (000)
$4,447	$(73,697)	$69,250

At December 31, 2017, the Fund had no distributable earnings on a tax basis.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 32.9%.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Small Company Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Small Company Growth Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Small Company Growth Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017. For corporate shareholders, 0.1% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $27,098,000 as taxable at this lower rate.

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017. The Fund designated and paid approximately $109,126,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

39

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFISCGANN
2007719 EXP. 02.28.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

US Core Portfolio

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	19
Federal Tax Notice	20
Privacy Notice	21
Director and Officer Information	24

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in US Core Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Expense Example (unaudited)

US Core Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
US Core Portfolio Class I	$1,000.00	$1,110.50	$1,021.27	$4.15	$3.97	0.78%
US Core Portfolio Class A	1,000.00	1,108.30	1,019.41	6.11	5.85	1.15
US Core Portfolio Class C	1,000.00	1,103.30	1,015.63	10.07	9.65	1.90
US Core Portfolio Class IS	1,000.00	1,110.80	1,021.42	3.99	3.82	0.75

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

US Core Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 19.33%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the S&P 500® Index (the "Index"), which returned 21.83%.

Factors Affecting Performance

•  Following the 2016 U.S. presidential election campaign, the market re-focused on company earnings, beginning its 2017 ascent. The surprise for many in 2017 was the strength of the equity markets, with the Index posting a 21.83% return.

•  For the Index, the greatest strength over the reporting period came from information technology, with the consumer discretionary, health care, industrials and materials sectors delivering performance in line with the market. However, low volatility, high dividend yielding sectors such as consumer staples, utilities, telecommunications and real estate lagged overall market performance.

•  The Fund benefited from its underweights to low volatility, high dividend yielding sectors such as consumer staples, telecommunication services and utilities. Likewise, the Fund's overweight to information technology added gains.

•  Within stock selection, the largest detractor for the period was a U.S.-based biopharmaceutical company that reported weaker-than-expected sales for a new drug and had one of its stronger pipelines of drugs affected by a compound that the U.S. Food and Drug Administration pulled. Other significant detractors were positions in a telecommunications company and an oil services company.

•  The largest contributors to performance were several positions within the technology sector,

including a global payments and technology company; a multinational company specializing in consumer electronics, computer software and online services; and a U.S.-based leader in cloud infrastructure and digital workspace technology. Also significantly contributing to performance was a diversified financial services company.

Management Strategies

•  There have been no changes to our investment process during the period. Statistically, the majority of a portfolio's annual return can be explained by its common factor exposures (which we categorize as growth, value, quality, and risk). The tilting of these exposures is highly correlated to alpha generation (that is, a portfolio's excess return over a benchmark). Therefore, the team begins with a quantitative process to identify the common factors we believe are likely to prevail going forward. The rest of a portfolio's annual returns is explained by its company-specific results, meaning that stock selection is also a key determinant to alpha generation. We employ a bottom-up fundamental stock selection process to capture idiosyncratic returns. The result is a highly active portfolio of fundamentally attractive stocks which we believe could benefit from what we have identified to be quantitative investment styles likely to outperform.

•  Entering 2018, the Fund is positioned with weightings in growth (technology and consumer discretionary sectors) and value (financials and industrials sectors) stocks and continues to be underweight low volatility, high dividend yielding sectors that remain expensive relative to their historic valuations. We believe that the financials sector in particular offers opportunities in an environment of rising interest rates following a decade of underperformance. As an offset, we remain overweight in technology.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

US Core Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on May 27, 2016.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the S&P 500® Index(1) and the Lipper Large-Cap Core Funds Index(2)

	Period Ended December 31, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	19.33%	—	—	15.51%
Fund — Class A Shares w/o sales charges(4)	18.80	—	—	15.04
Fund — Class A Shares with maximum 5.25% sales charges(4)	12.54	—	—	11.25
Fund — Class C Shares w/o sales charges(4)	17.96	—	—	14.19
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	16.96	—	—	14.19
Fund — Class IS Shares w/o sales charges(4)	19.37	—	—	15.55
S&P 500® Index	21.83	—	—	18.82
Lipper Large-Cap Core Funds Index	20.90	—	—	18.50

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Large-Cap Core Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on May 27, 2016.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments

US Core Portfolio

	Shares	Value (000)
Common Stocks (98.8%)
Aerospace & Defense (5.0%)
Northrop Grumman Corp.	2,054	$630
Banks (5.4%)
JPMorgan Chase & Co.	6,450	690
Biotechnology (1.3%)
Amgen, Inc.	963	168
Capital Markets (8.9%)
Ameriprise Financial, Inc.	4,411	748
Franklin Resources, Inc.	8,794	381
		1,129
Electrical Equipment (0.8%)
Emerson Electric Co.	1,499	105
Energy Equipment & Services (4.2%)
National Oilwell Varco, Inc.	14,699	529
Health Care Equipment & Supplies (3.6%)
Danaher Corp.	4,907	456
Health Care Providers & Services (6.4%)
Cigna Corp.	3,965	805
Hotels, Restaurants & Leisure (15.1%)
Hilton Worldwide Holdings, Inc.	7,251	579
McDonald's Corp.	4,113	708
Norwegian Cruise Line Holdings Ltd. (a)	4,907	261
Starbucks Corp.	6,328	364
		1,912
Information Technology Services (6.9%)
Mastercard, Inc., Class A	5,755	871
Internet & Direct Marketing Retail (3.8%)
Priceline Group, Inc. (The) (a)	279	485
Internet Software & Services (9.6%)
Alphabet, Inc., Class A (a)	610	642
Facebook, Inc., Class A (a)	3,279	579
		1,221
Machinery (5.0%)
Illinois Tool Works, Inc.	3,811	636
Media (4.7%)
Comcast Corp., Class A	14,893	596
Multi-Line Retail (1.3%)
Target Corp.	2,545	166
Semiconductors & Semiconductor Equipment (8.1%)
Broadcom Ltd.	1,593	409
QUALCOMM, Inc.	5,784	370
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	6,214	247
		1,026
	Shares	Value (000)
Software (3.9%)
VMware, Inc., Class A (a)	3,905	$489
Tech Hardware, Storage & Peripherals (4.8%)
Apple, Inc.	3,604	610
Total Common Stocks (Cost $10,037)		12,524
Short-Term Investment (1.4%)
Investment Company (1.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $179)	179,434	179
Total Investments (100.2%) (Cost $10,216) (b)		12,703
Liabilities in Excess of Other Assets (–0.2%)		(21)
Net Assets (100.0%)		$12,682

(a)  Non-income producing security.

(b)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $10,222,000. The aggregate gross unrealized appreciation is approximately $2,499,000 and the aggregate gross unrealized depreciation is approximately $19,000, resulting in net unrealized appreciation of approximately $2,480,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	29.8%
Hotels, Restaurants & Leisure	15.0
Internet Software & Services	9.6
Capital Markets	8.9
Semiconductors & Semiconductor Equipment	8.1
Information Technology Services	6.9
Health Care Providers & Services	6.3
Banks	5.4
Machinery	5.0
Aerospace & Defense	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

US Core Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $10,037)	$12,524
Investment in Security of Affiliated Issuer, at Value (Cost $179)	179
Total Investments in Securities, at Value (Cost $10,216)	12,703
Receivable for Investments Sold	124
Due from Adviser	48
Dividends Receivable	6
Receivable from Affiliate	—	@
Other Assets	25
Total Assets	12,906
Liabilities:
Payable for Investments Purchased	135
Payable for Professional Fees	52
Payable for Fund Shares Redeemed	23
Payable for Custodian Fees	2
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	2
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	1
Other Liabilities	6
Total Liabilities	224
Net Assets	$12,682
Net Assets Consist Of:
Paid-in-Capital	$10,485
Distributions in Excess of Net Investment Income	(34)
Accumulated Net Realized Loss	(256)
Unrealized Appreciation (Depreciation) on:
Investments	2,487
Net Assets	$12,682
CLASS I:
Net Assets	$8,965
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	722,486
Net Asset Value, Offering and Redemption Price Per Share	$12.41
CLASS A:
Net Assets	$1,874
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	151,349
Net Asset Value, Redemption Price Per Share	$12.38
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.69
Maximum Offering Price Per Share	$13.07
CLASS C:
Net Assets	$1,831
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	149,070
Net Asset Value, Offering and Redemption Price Per Share	$12.28
CLASS IS:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$12.41

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

US Core Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2 of Foreign Taxes Withheld)	$166
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	167
Expenses:
Professional Fees	140
Advisory Fees (Note B)	69
Registration Fees	36
Offering Costs	22
Shareholder Services Fees — Class A (Note D)	4
Distribution and Shareholder Services Fees — Class C (Note D)	16
Shareholder Reporting Fees	14
Administration Fees (Note C)	9
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Sub Transfer Agency Fees — Class I	1
Sub Transfer Agency Fees — Class A	2
Sub Transfer Agency Fees — Class C	1
Custodian Fees (Note F)	3
Directors' Fees and Expenses	3
Pricing Fees	2
Other Expenses	16
Total Expenses	346
Expenses Reimbursed by Adviser (Note B)	(159)
Waiver of Advisory Fees (Note B)	(69)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	114
Net Investment Income	53
Realized Loss:
Investments Sold	(195)
Change in Unrealized Appreciation (Depreciation):
Investments	2,139
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	1,944
Net Increase in Net Assets Resulting from Operations	$1,997

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

US Core Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Period from May 27, 2016^ to December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$53	$42
Net Realized Loss	(195)	(77)
Net Change in Unrealized Appreciation (Depreciation)	2,139	348
Net Increase in Net Assets Resulting from Operations	1,997	313
Distributions From and/or In Excess of:
Class I:
Net Investment Income	(34)	(64)
Paid-in-Capital	(9)	—
Class A:
Net Investment Income	(1)	(11)
Paid-in-Capital	(2)	—
Class C:
Net Investment Income	—	(6)
Paid-in-Capital	—	—
Class IS:
Net Investment Income	(— @)	(— @)
Paid-in-Capital	(— @)	—
Total Distributions	(46)	(81)
Capital Share Transactions:(1)
Class I:
Subscribed	408	7,645
Distributions Reinvested	13	14
Redeemed	(173)	(560)
Class A:
Subscribed	437	1,488
Distributions Reinvested	3	11
Redeemed	(253)	(104)
Class C:
Subscribed	254	1,366
Distributions Reinvested	—	6
Redeemed	(65)	(1)
Class IS:
Subscribed	—	10
Net Increase in Net Assets Resulting from Capital Share Transactions	624	9,875
Total Increase in Net Assets	2,575	10,107
Net Assets:
Beginning of Period	10,107	—
End of Period (Including Distributions in Excess of Net Investment Income of $(34) and $(36))	$12,682	$10,107
(1) Capital Share Transactions:
Class I:
Shares Subscribed	37	754
Shares Issued on Distributions Reinvested	1	1
Shares Redeemed	(15)	(55)
Net Increase in Class I Shares Outstanding	23	700
Class A:
Shares Subscribed	39	144
Shares Issued on Distributions Reinvested	— @@	1
Shares Redeemed	(22)	(10)
Net Increase in Class A Shares Outstanding	17	135
Class C:
Shares Subscribed	23	131
Shares Issued on Distributions Reinvested	—	1
Shares Redeemed	(6)	(— @@)
Net Increase in Class C Shares Outstanding	17	132
Class IS:
Shares Subscribed	—	1

^  Commencement of Operations.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

US Core Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2017		Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.45		$10.00
Income from Investment Operations:
Net Investment Income(2)	0.08		0.07
Net Realized and Unrealized Gain	1.94		0.48
Total from Investment Operations	2.02		0.55
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		(0.10)
Paid-in-Capital	(0.01)		—
Total Distributions	(0.06)		(0.10)
Net Asset Value, End of Period	$12.41		$10.45
Total Return(3)	19.33%		5.50	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,965		$7,314
Ratio of Expenses to Average Net Assets(8)	0.78	%(4)	0.77	%(4)(7)
Ratio of Net Investment Income to Average Net Assets(8)	0.68	%(4)	1.12	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	57%		28	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.78%		3.62	%(7)
Net Investment Loss to Average Net Assets	(1.32)%		(1.73	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

US Core Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended December 31, 2017		Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.44		$10.00
Income from Investment Operations:
Net Investment Income(2)	0.04		0.04
Net Realized and Unrealized Gain	1.92		0.49
Total from Investment Operations	1.96		0.53
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.09)
Paid-in-Capital	(0.01)		—
Total Distributions	(0.02)		(0.09)
Net Asset Value, End of Period	$12.38		$10.44
Total Return(3)	18.80%		5.30	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,874		$1,406
Ratio of Expenses to Average Net Assets(8)	1.15	%(4)	1.15	%(4)(7)
Ratio of Net Investment Income to Average Net Assets(8)	0.31	%(4)	0.66	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	57%		28	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.23%		4.12	%(7)
Net Investment Loss to Average Net Assets	(1.77)%		(2.31	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

US Core Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2017		Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.41		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.05)		(0.00	)(3)
Net Realized and Unrealized Gain	1.92		0.48
Total from Investment Operations	1.87		0.48
Distributions from and/or in Excess of:
Net Investment Income	—		(0.07)
Net Asset Value, End of Period	$12.28		$10.41
Total Return(4)	17.96%		4.79	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,831		$1,377
Ratio of Expenses to Average Net Assets(9)	1.90	%(5)	1.90	%(5)(8)
Ratio of Net Investment Loss to Average Net Assets(9)	(0.43	)%(5)	(0.05	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	57%		28	%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.94%		4.99	%(8)
Net Investment Loss to Average Net Assets	(2.47)%		(3.14	)%(8)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

US Core Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2017		Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.45		$10.00
Income from Investment Operations:
Net Investment Income(2)	0.08		0.07
Net Realized and Unrealized Gain	1.94		0.48
Total from Investment Operations	2.02		0.55
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.10)
Paid-in-Capital	(0.05)		—
Total Distributions	(0.06)		(0.10)
Net Asset Value, End of Period	$12.41		$10.45
Total Return(3)	19.37%		5.52	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12		$10
Ratio of Expenses to Average Net Assets(8)	0.75	%(4)	0.75	%(4)(7)
Ratio of Net Investment Income to Average Net Assets(8)	0.71	%(4)	1.17	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	57%		28	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	19.96%		19.22	%(7)
Net Investment Loss to Average Net Assets	(18.50)%		(17.30	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.
The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the US Core Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$630	$—	$—	$630
Banks	690	—	—	690
Biotechnology	168	—	—	168
Capital Markets	1,129	—	—	1,129
Electrical Equipment	105	—	—	105
Energy Equipment & Services	529	—	—	529
Health Care Equipment & Supplies	456	—	—	456
Health Care Providers & Services	805	—	—	805
Hotels, Restaurants & Leisure	1,912	—	—	1,912
Information Technology Services	871	—	—	871
Internet & Direct Marketing Retail	485	—	—	485
Internet Software & Services	1,221	—	—	1,221
Machinery	636	—	—	636
Media	596	—	—	596
Multi-Line Retail	166	—	—	166
Semiconductors & Semiconductor Equipment	1,026	—	—	1,026
Software	489	—	—	489
Tech Hardware, Storage & Peripherals	610	—	—	610
Total Common Stocks	12,524	—	—	12,524
Short-Term Investment
Investment Company	179	—	—	179
Total Assets	$12,703	$—	$—	$12,703

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, the Fund did not have any investments transfer between investment levels.

3.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

4.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.60%	0.55%	0.50%

For the year ended December 31, 2017, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.90% for Class C shares and 0.75% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $69,000 of advisory fees

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

were waived and approximately $163,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $7,831,000 and $6,369,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$581	$1,763	$2,165	$1
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$179

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the two-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Paid-in- Capital (000)	Ordinary Income (000)	Paid-in- Capital (000)
$35	$11	$78	$3

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to return of capital distributions from real estate investment trusts, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(16)	$16	$—

At December 31, 2017, the Fund had no distributable earnings on a tax basis.

At December 31, 2017, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $206,000 and $44,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 50.3%.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
US Core Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of US Core Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended December 31, 2017 and the period from May 27, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of US Core Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year ended December 31, 2017 and the period from May 27, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $47,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

28

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIUSCPANN
2007712 EXP. 02.28.19

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

U.S. Real Estate Portfolio

Annual Report

December 31, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	26
Federal Tax Notice	27
Privacy Notice	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in U.S. Real Estate Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2018

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Expense Example (unaudited)

U.S. Real Estate Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Real Estate Portfolio Class I	$1,000.00	$1,042.50	$1,020.16	$5.15	$5.09	1.00%
U.S. Real Estate Portfolio Class A	1,000.00	1,040.90	1,018.40	6.94	6.87	1.35
U.S. Real Estate Portfolio Class L	1,000.00	1,038.20	1,015.88	9.50	9.40	1.85
U.S. Real Estate Portfolio Class C	1,000.00	1,037.30	1,014.62	10.78	10.66	2.10
U.S. Real Estate Portfolio Class IS	1,000.00	1,042.90	1,020.42	4.89	4.84	0.95

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

Performance

For the year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 3.31%, net of fees. The Fund's Class I shares underperformed against the Fund's benchmark, the FTSE NAREIT Equity REITs Index (the "Index"), which returned 5.23%, and underperformed the S&P 500® Index, which returned 21.83%.

Factors Affecting Performance

•  The REIT market gained 5.23% in the 12-month period ending December 31, 2017, as measured by the Index. REITs posted gains during the period, but underperformed the broader equity markets, as investors generally appeared to prefer investing in other sectors in what was perceived as a better growth environment. There has been a wide disparity with sectors grouped at Premiums, Near Par and at Significant Discounts to net asset values ("NAVs"). Premiums are sectors with perceived defensive characteristics (net lease, health care) and/or benefiting from secular demand growth of digital technology and e-commerce (industrial, data center); Near Par are sectors experiencing decelerating same-store net operating income growth due to conventional supply-demand factors (storage, hotels, apartment, office ex-NYC); and Significant Discounts are sectors experiencing extreme negative investor sentiment (NYC office and retail).

•  Among the major sectors, the apartment sector performed in line with the Index, while the retail and office sectors underperformed. Despite significant outperformance in the fourth quarter due to improved sentiment largely as a result of November news that included a private take-private bid on one mall REIT and activist investors taking new stakes in two other mall REITs, retail was the worst-performing sector of the year as a result of pervasive negative investor sentiment ensuing from concerns over the impact of retailer challenges on retail real estate. In the office sector, both the secondary central business district (CBD)/suburban office and primary CBD office assets underperformed the Index. The health care REITs posted the weakest performance among all of the sectors in fourth quarter, resulting in underperformance for the full year. Recent weakness appears to be related to investor concerns with regard to oversupply in the senior living sector and weakness in the skilled nursing facility tenants. Among the smaller sectors, the data center and industrial sectors provided the best returns for the full year, as they benefited from investor focus on the secular demand growth of digital technology and e-commerce. The hotel sector outperformed for the year due to optimism for improved corporate travel. The net lease sector outperformed for the full year, while the storage sector underperformed.

•  The Fund underperformed the Index for the period. Favorable bottom-up stock selection was more than offset by underperformance from top-down sector allocation relative to the Index. From a bottom-up perspective, the Fund achieved favorable relative stock selection in the mall, shopping center and hotel sectors; this was partially offset by less favorable stock selection in the secondary CBD/suburban office and primary CBD office sectors. From a top-down perspective, the underweight to the shopping centers and health care sectors contributed to relative performance. This was more than offset by the underweight to the data center and industrial sectors and overweight to the mall sector, which detracted from performance.

Management Strategies

•  We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices provide real estate exposure at the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company-specific research leads us to an overweighting in the portfolio to a group of companies that are focused in the ownership of NYC office and Class A mall assets and a number of out-of-favor companies, and an underweighting to companies concentrated in the ownership of health care, data center and net lease assets.

•  Our outlook for the REIT market is based on two key factors: private market pricing for underlying real estate assets and public market pricing for the

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

securities. The REIT sector gained 5.23% for the full year (as measured by the Index). With asset values for high-quality assets having fully recovered and now, on average, approximately 20% in excess of levels achieved in 2007, the overall REIT market ended the year trading at an approximate 2% premium to NAVs, although there is wider than typical disparity in relative valuations among the sectors.(i) We see the most attractive value in the owners of NYC office and Class A mall assets. These companies provide exposure to high-quality core assets at significant discounted valuations.(i)

(i)  Source: Morgan Stanley Investment Management as of December 31, 2017

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the FTSE NAREIT Equity REITs Index(1), the S&P 500® Index(2), and the Lipper Real Estate Funds Average(3)

	Period Ended December 31, 2017 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(5)	3.31%	8.61%	6.82%	11.94%
Fund — Class A Shares w/o sales charges(6)	2.98	8.28	6.51	11.11
Fund — Class A Shares with maximum 5.25% sales charges(6)	–2.44	7.12	5.94	10.84
Fund — Class L Shares w/o sales charges(7)	2.37	7.71	—	8.96
Fund — Class C Shares w/o sales charges(9)	2.14	—	—	3.95
Fund — Class C Shares with maximum 1.00% deferred sales charges(9)	1.26	—	—	3.95
Fund — Class IS Shares w/o sales charges(8)	3.32	—	—	9.62
FTSE NAREIT Equity REITs Index	5.23	9.46	7.44	10.79
S&P 500® Index	21.83	15.79	8.50	9.81
Lipper Real Estate Funds Average	6.02	8.46	6.79	10.97

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index is free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. Effective December 20, 2010, the FTSE NAREIT Equity REITs Index will not include "Timber REITs" The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Real Estate Funds Average tracks the performance of all funds in the Lipper Real Estate Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Fund is in the Lipper Real Estate Funds classification.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on February 24, 1995.

(6)  Commenced offering on January 2, 1996.

(7)  Commenced offering on November 11, 2011.

(8)  Commenced offering on September 13, 2013.

(9)  Commenced offering on April 30, 2015.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.4%)
Apartments (11.4%)
American Campus Communities, Inc. REIT	12,899	$529
AvalonBay Communities, Inc. REIT	83,450	14,888
Camden Property Trust REIT	142,988	13,164
Education Realty Trust, Inc. REIT	86,800	3,031
Equity Residential REIT	335,661	21,405
Essex Property Trust, Inc. REIT	37,574	9,069
UDR, Inc. REIT	121,521	4,681
		66,767
Commercial Financing (0.9%)
Blackstone Mortgage Trust, Inc., Class A REIT	95,080	3,060
Starwood Property Trust, Inc. REIT	115,370	2,463
		5,523
Data Centers (3.3%)
Digital Realty Trust, Inc. REIT	71,750	8,172
QTS Realty Trust, Inc., Class A REIT	207,158	11,220
		19,392
Diversified (9.6%)
JBG SMITH Properties REIT	204,088	7,088
VEREIT, Inc. REIT	721,030	5,617
Vornado Realty Trust REIT	560,638	43,831
		56,536
Free Standing (0.8%)
National Retail Properties, Inc. REIT	107,950	4,656
Health Care (7.1%)
HCP, Inc. REIT	351,097	9,157
Healthcare Realty Trust, Inc. REIT	366,394	11,768
Healthcare Trust of America, Inc., Class A REIT	179,214	5,383
Ventas, Inc. REIT	130,609	7,838
Welltower, Inc. REIT	119,959	7,650
		41,796
Industrial (5.6%)
DCT Industrial Trust, Inc. REIT	150,196	8,829
Duke Realty Corp. REIT	61,705	1,679
Exeter Industrial Value Fund, LP REIT (See Note A-4) (a)(b)(c)(d)	7,905,000	885
Liberty Property Trust REIT	8,797	378
ProLogis, Inc. REIT	247,556	15,970
Rexford Industrial Realty, Inc. REIT	174,896	5,100
		32,841
Lodging/Resorts (5.5%)
Chesapeake Lodging Trust REIT	115,464	3,128
Hilton Worldwide Holdings, Inc.	42,673	3,408
Host Hotels & Resorts, Inc. REIT	296,883	5,893
LaSalle Hotel Properties REIT	539,804	15,152
RLJ Lodging Trust REIT	209,100	4,594
		32,175
Manufactured Homes (0.1%)
Equity Lifestyle Properties, Inc. REIT	7,069	629
	Shares	Value (000)
Office (19.9%)
Alexandria Real Estate Equities, Inc. REIT	32,347	$4,224
Boston Properties, Inc. REIT	328,395	42,701
Brandywine Realty Trust REIT	147,441	2,682
BRCP REIT II, LP (See Note A-4) (a)(b)(c)(d)	8,363,574	761
Cousins Properties, Inc. REIT	412,655	3,817
Douglas Emmett, Inc. REIT	62,592	2,570
Hudson Pacific Properties, Inc. REIT	83,342	2,854
Kilroy Realty Corp. REIT	128,783	9,614
Mack-Cali Realty Corp. REIT	381,708	8,230
Paramount Group, Inc. REIT	513,487	8,139
SL Green Realty Corp. REIT	299,683	30,247
Tier REIT, Inc. REIT	48,017	979
		116,818
Regional Malls (20.4%)
CBL & Associates Properties, Inc. REIT	24,145	137
GGP, Inc. REIT	1,042,711	24,389
Macerich Co. (The) REIT	185,930	12,212
Pennsylvania Real Estate Investment Trust REIT	146,771	1,745
Simon Property Group, Inc. REIT	426,737	73,288
Taubman Centers, Inc. REIT	119,598	7,825
		119,596
Self Storage (7.4%)
CubeSmart REIT	293,779	8,496
Life Storage, Inc. REIT	91,779	8,175
Public Storage REIT	126,660	26,472
		43,143
Shopping Centers (4.5%)
Brixmor Property Group, Inc. REIT	223,066	4,162
DDR Corp. REIT	96,510	865
Federal Realty Investment Trust REIT	17,749	2,357
Regency Centers Corp. REIT	231,086	15,987
Tanger Factory Outlet Centers, Inc. REIT	109,597	2,905
		26,276
Single Family Homes (1.9%)
American Homes 4 Rent, Class A REIT	292,266	6,383
Invitation Homes, Inc. REIT	203,247	4,791
		11,174
Specialty (1.0%)
Gaming and Leisure Properties, Inc. REIT	156,543	5,792
Total Common Stocks (Cost $437,556)		583,114
Short-Term Investment (0.3%)
Investment Company (0.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $1,942)	1,941,556	1,942
Total Investments (99.7%) (Cost $439,498) (e)		585,056
Other Assets in Excess of Liabilities (0.3%)		2,030
Net Assets (100.0%)		$587,086

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Portfolio of Investments (cont'd)

U.S. Real Estate Portfolio

(a)  Non-income producing security.

(b)  At December 31, 2017, the Fund held fair valued securities valued at approximately $1,646,000, representing 0.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(c)  Security has been deemed illiquid at December 31, 2017.

(d)  Restricted security valued at fair value and not registered under the Securities Act of 1933. BRCP REIT II, LP was acquired between 10/06 - 4/11 and has a current cost basis of approximately $2,495,000. Exeter Industrial Value Fund, LP was acquired between 11/07 - 4/11 and has a current cost basis of approximately $0. At December 31, 2017, these securities had an aggregate market value of approximately $1,646,000, representing 0.3% of net assets.

(e)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $444,679,000. The aggregate gross unrealized appreciation is approximately $148,330,000 and the aggregate gross unrealized depreciation is approximately $7,953,000, resulting in net unrealized appreciation of approximately $140,377,000.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Regional Malls	20.4%
Office	19.9
Other*	13.1
Apartments	11.4
Diversified	9.6
Self Storage	7.4
Health Care	7.1
Industrial	5.6
Lodging/Resorts	5.5
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

U.S. Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $437,556)	$583,114
Investment in Security of Affiliated Issuer, at Value (Cost $1,942)	1,942
Total Investments in Securities, at Value (Cost $439,498)	585,056
Foreign Currency, at Value (Cost $1)	1
Cash	11
Dividends Receivable	2,668
Receivable for Fund Shares Sold	1,043
Receivable for Investments Sold	591
Receivable from Affiliate	3
Other Assets	79
Total Assets	589,452
Liabilities:
Payable for Advisory Fees	1,163
Payable for Fund Shares Redeemed	848
Payable for Sub Transfer Agency Fees — Class I	100
Payable for Sub Transfer Agency Fees — Class A	21
Payable for Sub Transfer Agency Fees — Class L	2
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Professional Fees	49
Payable for Administration Fees	40
Payable for Directors' Fees and Expenses	29
Payable for Custodian Fees	24
Payable for Transfer Agency Fees — Class I	8
Payable for Transfer Agency Fees — Class A	4
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	2
Payable for Shareholder Services Fees — Class A	12
Payable for Distribution and Shareholder Services Fees — Class L	2
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	60
Total Liabilities	2,366
Net Assets	$587,086
Net Assets Consist Of:
Paid-in-Capital	$424,461
Accumulated Undistributed Net Investment Income	4,593
Accumulated Net Realized Gain	12,474
Unrealized Appreciation (Depreciation) on:
Investments	145,558
Foreign Currency Translations	(—	@)
Net Assets	$587,086

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

U.S. Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2017 (000)
CLASS I:
Net Assets	$331,637
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	21,762,683
Net Asset Value, Offering and Redemption Price Per Share	$15.24
CLASS A:
Net Assets	$55,640
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,770,837
Net Asset Value, Redemption Price Per Share	$14.76
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.82
Maximum Offering Price Per Share	$15.58
CLASS L:
Net Assets	$2,787
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	189,003
Net Asset Value, Offering and Redemption Price Per Share	$14.74
CLASS C:
Net Assets	$486
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	33,097
Net Asset Value, Offering and Redemption Price Per Share	$14.68
CLASS IS:
Net Assets	$196,536
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	12,894,926
Net Asset Value, Offering and Redemption Price Per Share	$15.24

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

U.S. Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$21,939
Dividends from Security of Affiliated Issuer (Note G)	32
Total Investment Income	21,971
Expenses:
Advisory Fees (Note B)	5,379
Administration Fees (Note C)	547
Sub Transfer Agency Fees — Class I	343
Sub Transfer Agency Fees — Class A	95
Sub Transfer Agency Fees — Class L	3
Sub Transfer Agency Fees — Class C	— @
Shareholder Services Fees — Class A (Note D)	163
Distribution and Shareholder Services Fees — Class L (Note D)	23
Distribution and Shareholder Services Fees — Class C (Note D)	5
Professional Fees	123
Registration Fees	92
Shareholder Reporting Fees	80
Transfer Agency Fees — Class I (Note E)	28
Transfer Agency Fees — Class A (Note E)	13
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	7
Custodian Fees (Note F)	37
Directors' Fees and Expenses	21
Pricing Fees	4
Other Expenses	48
Expenses Before Non Operating Expenses	7,016
Bank Overdraft Expense	4
Total Expenses	7,020
Reimbursement of Class Specific Expenses — Class I (Note B)	(63)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(9)
Net Expenses	6,945
Net Investment Income	15,026
Realized Gain:
Investments Sold	87,966
Change in Unrealized Appreciation (Depreciation):
Investments	(85,277)
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	(85,277)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(2,689)
Net Increase in Net Assets Resulting from Operations	$17,715

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

U.S. Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$15,026	$13,938
Net Realized Gain	87,966	52,824
Net Change in Unrealized Appreciation (Depreciation)	(85,277)	(13,149)
Net Increase in Net Assets Resulting from Operations	17,715	53,613
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(6,074)	(10,756)
Net Realized Gain	(45,159)	(42,079)
Class A:
Net Investment Income	(767)	(1,446)
Net Realized Gain	(7,798)	(6,682)
Class L:
Net Investment Income	(21)	(45)
Net Realized Gain	(386)	(303)
Class C:
Net Investment Income	(2)	(3)
Net Realized Gain	(65)	(21)
Class IS:
Net Investment Income	(3,208)	(3,742)
Net Realized Gain	(25,427)	(15,246)
Total Distributions	(88,907)	(80,323)
Capital Share Transactions:(1)
Class I:
Subscribed	45,913	89,531
Distributions Reinvested	50,421	52,022
Redeemed	(218,674)	(257,414)
Class A:
Subscribed	7,511	20,770
Distributions Reinvested	8,510	8,073
Redeemed	(29,361)	(37,132)
Class L:
Exchanged	—	4
Distributions Reinvested	401	346
Redeemed	(738)	(740)
Class C:
Subscribed	179	404
Distributions Reinvested	66	22
Redeemed	(131)	(72)
Class IS:
Subscribed	83,171	89,169
Distributions Reinvested	6,283	3,809
Redeemed	(65,710)	(30,860)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(112,159)	(62,068)
Total Decrease in Net Assets	(183,351)	(88,778)
Net Assets:
Beginning of Period	770,437	859,215
End of Period (Including Accumulated Undistributed Net Investment Income of $4,593 and $821)	$587,086	$770,437

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

U.S. Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,733	4,857
Shares Issued on Distributions Reinvested	3,289	2,935
Shares Redeemed	(13,016)	(14,086)
Net Decrease in Class I Shares Outstanding	(6,994)	(6,294)
Class A:
Shares Subscribed	457	1,161
Shares Issued on Distributions Reinvested	574	468
Shares Redeemed	(1,805)	(2,106)
Net Decrease in Class A Shares Outstanding	(774)	(477)
Class L:
Shares Exchanged	—	— @@
Shares Issued on Distributions Reinvested	28	20
Shares Redeemed	(46)	(42)
Net Decrease in Class L Shares Outstanding	(18)	(22)
Class C:
Shares Subscribed	11	23
Shares Issued on Distributions Reinvested	4	1
Shares Redeemed	(8)	(4)
Net Increase in Class C Shares Outstanding	7	20
Class IS:
Shares Subscribed	5,043	4,903
Shares Issued on Distributions Reinvested	410	218
Shares Redeemed	(3,914)	(1,696)
Net Increase in Class IS Shares Outstanding	1,539	3,425

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$17.21		$17.86		$20.48		$16.55		$16.93
Income from Investment Operations:
Net Investment Income(2)	0.37		0.31		0.32		0.36		0.27
Net Realized and Unrealized Gain	0.16		0.91		0.10		4.66		0.14
Total from Investment Operations	0.53		1.22		0.42		5.02		0.41
Distributions from and/or in Excess of:
Net Investment Income	(0.26)		(0.38)		(0.26)		(0.35)		(0.20)
Net Realized Gain	(2.24)		(1.49)		(2.78)		(0.74)		(0.59)
Total Distributions	(2.50)		(1.87)		(3.04)		(1.09)		(0.79)
Net Asset Value, End of Period	$15.24		$17.21		$17.86		$20.48		$16.55
Total Return(3)	3.31%		6.79%		2.27%		30.74%		2.45%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$331,637		$494,967		$625,999		$948,311		$797,933
Ratio of Expenses to Average Net Assets(6)	1.00	%(4)	1.00	%(4)	0.98	%(4)	0.95	%(4)	1.01	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.00	%(4)	N/A		0.98	%(4)	0.94	%(4)	1.00	%(4)
Ratio of Net Investment Income to Average Net Assets(6)	2.19	%(4)	1.73	%(4)	1.61	%(4)	1.90	%(4)	1.51	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	43%		24%		24%		25%		24%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.02%		1.02%		N/A		N/A		1.03%
Net Investment Income to Average Net Assets	2.17%		1.71%		N/A		N/A		1.49%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

U.S. Real Estate Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$16.74		$17.42		$20.04		$16.21		$16.60
Income from Investment Operations:
Net Investment Income(2)	0.31		0.24		0.28		0.29		0.23
Net Realized and Unrealized Gain	0.15		0.89		0.08		4.56		0.12
Total from Investment Operations	0.46		1.13		0.42		4.85		0.35
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		(0.32)		(0.20)		(0.28)		(0.15)
Net Realized Gain	(2.24)		(1.49)		(2.78)		(0.74)		(0.59)
Total Distributions	(2.44)		(1.81)		(2.98)		(1.02)		(0.74)
Net Asset Value, End of Period	$14.76		$16.74		$17.42		$20.04		$16.21
Total Return(3)	2.98%		6.47%		2.01%		30.28%		2.14%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$55,640		$76,082		$87,462		$107,441		$101,325
Ratio of Expenses to Average Net Assets(7)	1.34	%(4)	1.29	%(4)	1.28	%(4)	1.31	%(4)	1.28	%(4)(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.34	%(4)	N/A		1.28	%(4)	1.30	%(4)	1.27	%(4)(5)
Ratio of Net Investment Income to Average Net Assets(7)	1.87	%(4)	1.37	%(4)	1.43	%(4)	1.54	%(4)	1.35	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	43%		24%		24%		25%		24%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.30%		N/A		N/A		1.29%
Net Investment Income to Average Net Assets	N/A		1.36%		N/A		N/A		1.34%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class A shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

U.S. Real Estate Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$16.73		$17.41		$20.03		$16.20		$16.59
Income from Investment Operations:
Net Investment Income(2)	0.22		0.15		0.21		0.20		0.13
Net Realized and Unrealized Gain	0.15		0.89		0.04		4.56		0.13
Total from Investment Operations	0.37		1.04		0.25		4.76		0.26
Distributions from and/or in Excess of:
Net Investment Income	(0.12)		(0.23)		(0.09)		(0.19)		(0.06)
Net Realized Gain	(2.24)		(1.49)		(2.78)		(0.74)		(0.59)
Total Distributions	(2.36)		(1.72)		(2.87)		(0.93)		(0.65)
Net Asset Value, End of Period	$14.74		$16.73		$17.41		$20.03		$16.20
Total Return(3)	2.37%		5.91%		1.44%		29.68%		1.62%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,787		$3,471		$3,993		$4,919		$4,462
Ratio of Expenses to Average Net Assets(7)	1.85	%(4)	1.84	%(4)	1.82	%(4)	1.79	%(4)	1.78	%(4)(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.85	%(4)	N/A		1.81	%(4)	1.78	%(4)	1.77	%(4)(5)
Ratio of Net Investment Income to Average Net Assets(7)	1.37	%(4)	0.84	%(4)	1.08	%(4)	1.06	%(4)	0.73	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	43%		24%		24%		25%		24%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.89%		1.84%		N/A		N/A		1.79%
Net Investment Income to Average Net Assets	1.33%		0.84%		N/A		N/A		0.72%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.75% for Class L shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

U.S. Real Estate Portfolio

	Class C
	Year Ended December 31,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$16.67		$17.36		$19.73
Income from Investment Operations:
Net Investment Income(3)	0.20		0.13		0.18
Net Realized and Unrealized Gain	0.13		0.87		0.31
Total from Investment Operations	0.33		1.00		0.49
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		(0.20)		(0.08)
Net Realized Gain	(2.24)		(1.49)		(2.78)
Total Distributions	(2.32)		(1.69)		(2.86)
Net Asset Value, End of Period	$14.68		$16.67		$17.36
Total Return(4)	2.14%		5.72%		2.70	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$486		$427		$91
Ratio of Expenses to Average Net Assets(9)	2.10	%(5)	2.10	%(5)	2.10	%(5)(8)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.10	%(5)	N/A		2.10	%(5)(8)
Ratio of Net Investment Income to Average Net Assets(9)	1.21	%(5)	0.73	%(5)	1.44	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	43%		24%		24%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.46%		3.13%		5.89	%(8)
Net Investment Income (Loss) to Average Net Assets	0.85%		(0.30)%		(2.35	)%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Financial Highlights

U.S. Real Estate Portfolio

	Class IS
	Year Ended December 31,								Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$17.22		$17.86		$20.48		$16.55		$17.13
Income from Investment Operations:
Net Investment Income(3)	0.39		0.33		0.36		0.38		0.03
Net Realized and Unrealized Gain	0.14		0.92		0.08		4.65		0.01
Total from Investment Operations	0.53		1.25		0.44		5.03		0.04
Distributions from and/or in Excess of:
Net Investment Income	(0.27)		(0.40)		(0.28)		(0.36)		(0.11)
Net Realized Gain	(2.24)		(1.49)		(2.78)		(0.74)		(0.51)
Total Distributions	(2.51)		(1.89)		(3.06)		(1.10)		(0.62)
Net Asset Value, End of Period	$15.24		$17.22		$17.86		$20.48		$16.55
Total Return(4)	3.32%		6.96%		2.36%		30.82%		0.30	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$196,536		$195,490		$141,670		$12		$10
Ratio of Expenses to Average Net Assets(10)	0.93	%(5)	0.89	%(5)	0.90	%(5)	0.89	%(5)	0.90	%(5)(6)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.93	%(5)	N/A		0.90	%(5)	0.88	%(5)	0.89	%(5)(6)(9)
Ratio of Net Investment Income to Average Net Assets(10)	2.33	%(5)	1.79	%(5)	1.81	%(5)	1.96	%(5)	0.52	%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	N/A
Portfolio Turnover Rate	43%		24%		24%		25%		24%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.90%		0.90%		20.21%		6.19	%(9)
Net Investment Income (Loss) to Average Net Assets	N/A		1.78%		1.81%		(17.36)%		(4.77	)%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.93% for Class IS shares.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of twenty-nine separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Fund has capital subscription commitments to certain investee companies for this same purpose, the details of which are disclosed in the Unfunded Commitments note.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation

Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Fund invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Apartments	$66,767	$—	$—	$66,767
Commercial Financing	5,523	—	—	5,523
Data Centers	19,392	—	—	19,392
Diversified	56,536	—	—	56,536
Free Standing	4,656	—	—	4,656
Health Care	41,796	—	—	41,796
Industrial	31,956	—	885	32,841
Lodging/Resorts	32,175	—	—	32,175
Manufactured Homes	629	—	—	629
Office	116,057	—	761	116,818
Regional Malls	119,596	—	—	119,596
Self Storage	43,143	—	—	43,143
Shopping Centers	26,276	—	—	26,276
Single Family Homes	11,174	—	—	11,174
Specialty	5,792	—	—	5,792
Total Common Stocks	581,468	—	1,646	583,114
Short-Term Investment
Investment Company	1,942	—	—	1,942
Total Assets	$583,410	$—	$1,646	$585,056

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, the Fund did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$14,538
Purchases	—
Sales	(7,816)
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	(3,273)
Change in unrealized appreciation (depreciation)	(2,753)
Realized gains (losses)	950
Ending Balance	$1,646
Net change in unrealized appreciation from investments still held as of December 31, 2017	$(1,128)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2017.

	Fair Value at December 31, 2017 (000)	Valuation Technique	Unobservable Input
Industrial
Common Stock	$885	Reported Capital Balance, Adjusted for Subsequent Capital Calls, Return of Capital and Significant Market Changes between last Capital Statement and Valuation Date	Adjusted Capital Balance
Office
Common Stock	$761	Reported Capital Balance, Adjusted for Subsequent Capital Calls, Return of Capital and Significant Market Changes between last Capital Statement and Valuation Date	Adjusted Capital Balance

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of

Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Fund and BRCP REIT II, LP, the Fund has made a subscription commitment of $9,000,000 for which it will receive 9,000,000 shares of common stock. As of December 31, 2017, BRCP REIT II, LP has drawn down approximately $8,364,000 which represents 92.9% of the commitment.

Subject to the terms of a Subscription Agreement between the Fund and Exeter Industrial Value Fund, LP, the Fund has made a subscription commitment of $8,500,000 for which it will receive 8,500,000 shares of common stock. As of December 31, 2017, Exeter Industrial Value Fund, LP has drawn down approximately $7,905,000 which represents 93.0% of the commitment.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

5.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2017, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.79% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.93% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $66,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the

Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $291,552,000 and $464,796,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $9,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$5,194	$158,109	$161,361	$32
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$1,942

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Notes to Financial Statements (cont'd)

provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$10,843	$78,064	$21,077	$59,246

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to basis adjustments on partnerships and differing treatments of gains (losses) related to REIT adjustments, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$(1,182)	$1,183	$(1)

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$4,332	$17,970

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 36.5%.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
U.S. Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of U.S. Real Estate Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of U.S. Real Estate Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2018

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017. For corporate shareholders, 0.5% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $78,064,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $76,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

35

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIUSREAANN
2011341 EXP. 02.28.19

Item 2.  Code of Ethics.

(a)                                 The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The registrant’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Joseph J. Kearns, an “independent” Director, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2017

	Registrant		Covered Entities(1)
Audit Fees	$1,281,889		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$138,206	(3)	$11,474,825	(4)
All Other Fees	$—		$136,088	(5)
Total Non-Audit Fees	$138,206		$11,610,913

Total	$1,420,095		$11,610,913

2016

	Registrant		Covered Entities(1)
Audit Fees	$1,169,439		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$124,000	(3)	$8,817,179	(4)
All Other Fees	$—		$227,300	(5)
Total Non-Audit Fees	$124,000		$9,044,479

Total	$1,293,439		$9,044,479

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the

Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and Allen W. Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely, except for the item discussed below.

Morgan Stanley Institutional Fund, Inc. (the “Company”) may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. The Company has disclosure controls, a process and procedures in place to analyze any foreign holdings and determine if there is any tax exposure that needs to be recorded in the financial statements. However, due to a material weakness in an identified control in the Company’s process, the control was not operating effectively to identify necessary changes to foreign capital gain tax accruals based on information available, including a change in tax laws in Argentina.  As a result, for the period ended December 31, 2017, Management corrected accruals for tax reserves within the financial statements for Active International Allocation, Emerging Markets, Emerging Markets Breakout Nations, Emerging Markets Fixed Income Opportunities, Emerging Markets Small Cap and Frontier Markets Portfolios. Management plans to enhance its procedures around the identification of changes to tax laws that could have a potential impact on their calculation of exposure to foreign capital gain tax.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
March 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
March 2, 2018

/s/ Francis Smith
Francis Smith
Principal Financial Officer
March 2, 2018